UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07332 and 811-08162

Name of Fund: BlackRock Funds III and Master Investment Portfolio

BlackRock Funds III

BlackRock Russell 1000® Index Fund

BlackRock ACWI ex-US Index Fund

BlackRock CoreAlpha Bond Fund

BlackRock Bond Index Fund

BlackRock S&P 500 Stock Fund

LifePath® Retirement Portfolio

LifePath 2020 Portfolio®

LifePath® 2025 Portfolio

LifePath 2030 Portfolio®

LifePath® 2035 Portfolio

LifePath 2040 Portfolio®

LifePath® 2045 Portfolio

LifePath® 2050 Portfolio

LifePath® 2055 Portfolio

LifePath® Index Retirement Portfolio

LifePath® Index 2020 Portfolio

LifePath® Index 2025 Portfolio

LifePath® Index 2030 Portfolio

LifePath® Index 2035 Portfolio

LifePath® Index 2040 Portfolio

LifePath® Index 2045 Portfolio

LifePath® Index 2050 Portfolio

LifePath® Index 2055 Portfolio

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Government

BlackRock Cash Funds: Treasury

Master Investment Portfolio

Russell 1000® Index Master Portfolio

ACWI ex-US Index Master Portfolio

Bond Index Master Portfolio

S&P 500 Stock Master Portfolio

LifePath® Retirement Master Portfolio

LifePath 2020 Master Portfolio®

LifePath® 2025 Master Portfolio

LifePath 2030 Master Portfolio®

LifePath® 2035 Master Portfolio

LifePath 2040 Master Portfolio®

LifePath® 2045 Master Portfolio

LifePath® 2050 Master Portfolio

LifePath® 2055 Master Portfolio

LifePath® Index Retirement Master Portfolio

LifePath® Index 2020 Master Portfolio

LifePath® Index 2025 Master Portfolio

LifePath® Index 2030 Master Portfolio

LifePath® Index 2035 Master Portfolio

LifePath® Index 2040 Master Portfolio

LifePath® Index 2045 Master Portfolio

LifePath® Index 2050 Master Portfolio

LifePath® Index 2055 Master Portfolio

Active Stock Master Portfolio

CoreAlpha Bond Master Portfolio

Money Market Master Portfolio

Prime Money Market Master Portfolio

Government Money Market Master Portfolio

Treasury Money Market Master Portfolio

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Funds III and Master Investment Portfolio, 55 East 52nd Street, New York, NY 10055

Registrants’ telephone number, including area code: (800) 537-4942

Date of fiscal year end: 12/31/2011

Date of reporting period: 12/31/2011

Item 1 – Report to Stockholders

December 31, 2011

Annual Report

BlackRock Russell 1000 Index Fund | of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011	BlackRock Russell 1000 Index Fund

Investment Objective

BlackRock Russell 1000 Index Fund’s (the “Fund”) investment objective is to match the performance of the Russell 1000® Index as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the period beginning with their initial trading date of March 31, 2011 through December 31, 2011, the Fund’s Institutional, Investor A and Class K Shares returned (4.72)%, (4.93)% and (4.68)%, respectively, while the benchmark Russell 1000® Index returned (4.46)% for the same period. The Russell 1000® Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. The index includes approximately 1000 of the largest securities based on a combination of their market-capitalization and current index membership. The Russell 1000® Index represents approximately 92% of the U.S. market.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. But equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate ultimately led to Standard & Poor’s decision to downgrade the US government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

•	US stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the US budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

•

For the year, US stocks outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. Stocks exhibiting more defensive characteristics outperformed the more cyclical areas of the market. Utilities (+19.08%) led the Russell 1000® Index for the year, followed by consumer staples (+14.06%) and health care (+11.44%). Battered by the world’s debt problems, financials (-14.82%) saw the largest losses. The more cyclical materials (-9.06%) and industrials (-1.52%) sectors also declined amid heightened uncertainty about the global economy.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the Russell 1000® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

BlackRock Russell 1000 Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[3]

The unmanaged index measures the performance of the large-cap segment of the U.S. equity universe and covers approximately 1000 of the largest securities based on a combination of their market capitalization and current index membership of the U.S. markets.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[5]
Institutional	(4.74)%	(4.72)%
Investor A	(4.89)	(4.93)
Class K	(4.71)	(4.68)
Russell 1000 Index	(4.58)	(4.46)

[5]	The Fund commenced operations on March 31, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	5

About Fund Performance	BlackRock Russell 1000 Index Fund

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market and/or equity risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Disclosure of Expenses	BlackRock Russell 1000 Index Fund

Shareholders of the Fund may incur the following charge: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$952.60	$1.08	$1,000.00	$1,024.10	$1.12	0.22%
Investor A	$1,000.00	$951.10	$2.21	$1,000.00	$1,022.94	$2.29	0.45%
Class K	$1,000.00	$952.90	$0.89	$1,000.00	$1,024.30	$0.92	0.18%

[1]

Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	7

Statement of Assets and Liabilities	BlackRock Russell 1000 Index Fund

December 31, 2011

Assets
Investments at value — Master Portfolio (cost — $50,646,143)	$48,808,181
Capital shares sold receivable	245,163
Receivable from advisor	35,419
Deferred offering costs	48,624
Prepaid expenses	743

Total assets	49,138,130

Liabilities
Capital shares redeemed payable	111,488
Income dividends payable	245,501
Administration fees payable	3,240
Registration fees payable	2,059
Printing fees payable	29,986
Transfer agent fees payable	2,047
Service fees payable	143
Professional fees payable	14,218
Other accrued expenses payable	3,127

Total liabilities	411,809

Net Assets	$48,726,321

Net Assets Consist of
Paid-in capital	$50,922,095
Undistributed net investment income	8,136
Accumulated net realized loss allocated from the Master Portfolio	(365,948)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	(1,837,962)

Net Assets	$48,726,321

Net Asset Value
Institutional
Net Assets	$23,501

Shares outstanding[1]	2,500

Net asset value	$9.40

Investor A
Net Assets	$1,917,612

Shares outstanding[1]	204,116

Net asset value	$9.39

Class K
Net Assets	$46,785,208

Shares outstanding[1]	4,977,463

Net asset value	$9.40

[1]	Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

8	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Statement of Operations	BlackRock Russell 1000 Index Fund

Period March 31, 2011[1] to December 31, 2011

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$507,262
Dividends — affiliated	5,170
Securities lending — affiliated	3,581
Income — affiliated	1,399
Expenses	(92,909)
Fees waived	56,473

Total income	480,976

Expenses
Administration	18,785
Service — Investor A	183
Registration	2,080
Transfer agent — Institutional	27
Transfer agent — Investor A	65
Transfer agent — Class K	2,776
Professional	37,900
Printing	30,000
Organization and offering costs	128,840
Miscellaneous	7,022

Total expenses	227,678
Less administration fees waived	(18,785)
Less transfer agent fees waived — Institutional	(1)
Less transfer agent fees waived — Investor A	(3)
Less transfer agent fees waived — Class K	(748)
Less transfer agent fees reimbursed — Institutional	(17)
Less transfer agent fees reimbursed — Investor A	(45)
Less transfer agent fees reimbursed — Class K	(2,020)
Less fees waived and/or reimbursed by administrator	(200,244)

Total expenses after fees waived and/or reimbursed	5,815

Net investment income	475,161

Realized and Unrealized Loss Allocated from the Master Portfolio
Net realized loss from investments and financial futures contracts	(363,500)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	(1,837,962)

Total realized and unrealized loss	(2,201,462)

Net Decrease in Net Assets Resulting from Operations	$(1,726,301)

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	9

Statement of Changes in Net Assets	BlackRock Russell 1000 Index Fund

Increase (Decrease) in Net Assets:	Period March 31, 2011[1] to December 31, 2011

Operations
Net investment income	$475,161
Net realized loss	(363,500)
Net change in unrealized appreciation/depreciation	(1,837,962)

Net decrease in net assets resulting from operations	(1,726,301)

Dividends to Shareholders From
Net investment income:
Institutional	(305)
Investor A	(10,478)
Class K	(456,242)
Tax return of capital:
Institutional	(7)
Investor A	(257)
Class K	(11,181)
Net realized capital gain:
Institutional	(2)
Investor A	(55)
Class K	(2,391)

Decrease in net assets resulting from dividends to shareholders	(480,918)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	50,933,540

Net Assets
Total increase in net assets	48,726,321
Beginning of period	—

End of period	$48,726,321

Undistributed net investment income	$8,136

[1]	Commencement of operations.

See Notes to Financial Statements.

10	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Financial Highlights	BlackRock Russell 1000 Index Fund

Institutional
Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.13
Net realized and unrealized loss	(0.60)

Net decrease from investment operations	(0.47)

Dividends and distributions from:
Net investment income	(0.13)
Tax return of capital	(0.00)[3]
Net realized capital gain.	(0.00)[3]

Total dividends and distributions	(0.13)

Net asset value, end of period	$9.40

Total Investment Return[4,5]
Based on net asset value	(4.72)%

Ratios to Average Net Assets[6,7,8]
Total expenses	1.84% [9]

Total expenses after fees waived and/or reimbursed	0.22%

Net investment income	1.86%

Supplemental Data
Net assets, end of period (000)	$24

Portfolio turnover of the Master Portfolio	10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.24%.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 1.84%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	11

Financial Highlights (continued)	BlackRock Russell 1000 Index Fund

Investor A
Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.13
Net realized and unrealized loss	(0.62)

Net decrease from investment operations	(0.49)

Dividends and distributions from:
Net investment income	(0.12)
Tax return of capital	(0.00)[3]
Net realized capital gain.	(0.00)[3]

Total dividends and distributions	(0.12)

Net asset value, end of period	$9.39

Total Investment Return[4,5]
Based on net asset value	(4.93)%

Ratios to Average Net Assets[6,7,8]
Total expenses	1.40% [9]

Total expenses after fees waived and/or reimbursed	0.45%

Net investment income	1.80%

Supplemental Data
Net assets, end of period (000)	$1,918

Portfolio turnover of the Master Portfolio	10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.24%.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 1.40%.

See Notes to Financial Statements.

12	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Financial Highlights (concluded)	BlackRock Russell 1000 Index Fund

Class K
Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.13
Net realized and unrealized loss	(0.60)

Net decrease from investment operations	(0.47)

Dividends and distributions from:
Net investment income	(0.13)
Tax return of capital	(0.00)[3]
Net realized capital gain.	(0.00)[3]

Total dividends and distributions	(0.13)

Net asset value, end of period	$9.40

Total Investment Return[4,5]
Based on net asset value	(4.68)%

Ratios to Average Net Assets[6,7,8]
Total expenses	1.11% [9]

Total expenses after fees waived and/or reimbursed	0.18%

Net investment income	2.02%

Supplemental Data
Net assets, end of period (000)	$46,785

Portfolio turnover of the Master Portfolio	10%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Less than $0.01 per share.

[4]	Includes the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.24%.

[9]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 1.12%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	13

Notes to Financial Statements	BlackRock Russell 1000 Index Fund

1. Organization and Significant Accounting Policies:

BlackRock Russell 1000 Index Fund (the “Fund”) is a series of BlackRock Funds III (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Russell 1000 Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2011 was 85.81%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Fund commenced operations on March 31, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by BlackRock Institutional Trust Company, N.A. (the “Administrator” or “BTC”). Offering costs associated with the establishment of the Fund are amortized over a 12-month period beginning with the commencement of operations. The Administrator reimbursed the Fund $128,840 which is included in fees reimbursed by advisor in the Statement of Operations.

Other: Expenses directly related to the Fund are charged to that Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.08% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, and BTC contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to

14	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Russell 1000 Index Fund

limit expenses. BFA and BTC have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to May 1, 2012 unless approved by the Board, including a majority of the independent trustees. These amounts are shown as fees waived by administrator and transfer agent fees reimbursed, respectively, in the Statement of Operations. The expense limitations as a percentage of average daily net assets are as follows: 0.23% for Institutional, 0.48% for Investor A and 0.18% for Class K.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA or BTC, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA or BTC up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets and (2) BFA, BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BTC shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees with respect to Investor A Shares. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended December 31, 2011, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations: $17 for Institutional, $45 for Investor A and $2,020 for Class K Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

12/31/2011
Ordinary income	$467,025
Long-term capital gains	2,448
Tax return of capital	11,445

Total	$480,918

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Net unrealized losses*	$(2,195,774)

*	The difference between book-basis and tax-basis net unrealized losses was attributable to the timing and recognition of partnership income.

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Period March 31, 2011[1] to December 31, 2011
BlackRock Russell 1000 Index Fund	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	214,918	$2,004,613
Shares issued to shareholders in reinvestment of dividends	1,119	10,502
Shares redeemed	(11,921)	(111,943)

Net increase	204,116	$1,903,172

Class K
Shares sold	6,295,842	$61,804,812
Shares redeemed	(1,318,379)	(12,799,444)

Net increase	4,977,463	$49,005,368

[1]	Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	15

Report of Independent Registered Public Accounting Firm	BlackRock Russell 1000 Index Fund

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Russell 1000 Index Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2011:

	Period
Qualified Dividend Income for Individuals*	July-December	99.03%
Dividends Qualifying for the Dividend Received Deductions for Corporations*	July-December	95.87%

*	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

16	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Master Portfolio Information as of December 31, 2011	Russell 1000® Index Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Apple, Inc.	3
International Business Machines Corp.	2
Chevron Corp.	2
Microsoft Corp.	1
General Electric Co.	1
Procter & Gamble Co.	1
Johnson & Johnson	1
AT&T, Inc.	1
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	18%
Financials	14
Health Care	12
Energy	12
Consumer Discretionary	12
Industrials	11
Consumer Staples	10
Materials	4
Utilities	4
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	17

Schedule of Investments December 31, 2011	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 11.4%
Auto Components — 0.4%
Autoliv, Inc. (a)	376	$20,112
BorgWarner, Inc. (a)(b)	479	30,532
Federal-Mogul Corp. (b)	79	1,165
Gentex Corp. (a)	607	17,961
The Goodyear Tire & Rubber Co. (b)	1,054	14,935
Johnson Controls, Inc.	2,927	91,498
Lear Corp.	444	17,671
TRW Automotive Holdings Corp. (b)	431	14,051
Visteon Corp./New (b)	210	10,487
WABCO Holdings, Inc. (b)	291	12,630

		231,042
Automobiles — 0.5%
Ford Motor Co. (b)	16,079	173,010
General Motors Co. (b)	3,279	66,466
Harley-Davidson, Inc.	1,030	40,036
Tesla Motors, Inc. (a)(b)	241	6,883
Thor Industries, Inc. (a)	177	4,855

		291,250
Distributors — 0.1%
Genuine Parts Co.	685	41,922
LKQ Corp. (b)	623	18,740

		60,662
Diversified Consumer Services — 0.2%
Apollo Group, Inc., Class A (b)	486	26,181
Career Education Corp. (b)	247	1,969
DeVry, Inc.	298	11,461
Education Management Corp. (a)(b)	154	4,310
H&R Block, Inc. (a)	1,286	21,000
ITT Educational Services, Inc. (a)(b)	112	6,372
Service Corp. International	1,009	10,746
Weight Watchers International, Inc. (a)	116	6,381

		88,420
Hotels, Restaurants & Leisure — 2.1%
Bally Technologies, Inc. (b)	173	6,844
Brinker International, Inc. (a)	339	9,072
Carnival Corp.	1,840	60,058
Chipotle Mexican Grill, Inc. (b)	133	44,919
Choice Hotels International, Inc.	115	4,376
Darden Restaurants, Inc. (a)	598	27,257
Dunkin’ Brands Group, Inc. (b)	107	2,673
Hyatt Hotels Corp, Class A (b)	178	6,700
International Game Technology	1,267	21,792
Las Vegas Sands Corp. (b)	1,691	72,256
Marriott International, Inc., Class A	1,135	33,108
Marriott Vacations Worldwide Corp. (b)	117	2,008
McDonald’s Corp.	4,478	449,278
MGM Resorts International (b)	1,495	15,593
Panera Bread Co., Class A (b)	125	17,681
Penn National Gaming, Inc. (b)	283	10,774
Royal Caribbean Cruises Ltd.	577	14,292
Starbucks Corp.	3,234	148,796
Starwood Hotels & Resorts Worldwide, Inc.	849	40,726
The Wendy’s Co.	1,264	6,775
WMS Industries, Inc. (b)	229	4,699
Wyndham Worldwide Corp.	673	25,460
Wynn Resorts Ltd.	347	38,340

Common Stocks	Shares	Value

Consumer Discretionary (continued)
Hotels, Restaurants & Leisure (concluded)
Yum! Brands, Inc.	2,008	$118,492

		1,181,969
Household Durables — 0.4%
D.R. Horton, Inc.	1,213	15,296
Garmin Ltd. (a)	459	18,273
Harman International Industries, Inc.	290	11,032
Jarden Corp.	384	11,474
Leggett & Platt, Inc. (a)	617	14,216
Lennar Corp., Class A (a)	664	13,048
Mohawk Industries, Inc. (b)	237	14,184
Newell Rubbermaid, Inc.	1,236	19,961
NVR, Inc. (b)	22	15,092
PulteGroup, Inc. (b)	1,522	9,604
Stanley Black & Decker, Inc.	730	49,348
Tempur-Pedic International, Inc. (b)	291	15,286
Toll Brothers, Inc. (b)	657	13,416
Tupperware Brands Corp.	250	13,992
Whirlpool Corp. (a)	320	15,184

		249,406
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (b)	1,568	271,421
Expedia, Inc. (a)	408	11,840
Groupon, Inc. (b)	151	3,115
HomeAway, Inc. (b)	36	837
Liberty Interactive Corp. Series A (b)	2,613	42,370
NetFlix, Inc. (b)	242	16,768
priceline.com, Inc. (b)	214	100,090
TripAdvisor, Inc. (a)(b)	408	10,286

		456,727
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	513	16,360
Mattel, Inc.	1,512	41,973
Polaris Industries, Inc. (a)	278	15,562

		73,895
Media — 3.2%
AMC Networks, Inc., Class A (b)	245	9,207
Cablevision Systems Corp.	922	13,111
CBS Corp., Class B (a)	2,885	78,299
Charter Communications, Inc. (b)	231	13,153
Clear Channel Outdoor Holdings, Inc., Class A (b)	165	2,071
Comcast Corp, Class A	11,902	282,196
DIRECTV, Class A (b)	3,044	130,161
Discovery Communications, Inc. (b)	1,146	46,952
DISH Network Corp.	880	25,062
DreamWorks Animation SKG, Inc. (a)(b)	285	4,730
Gannett Co., Inc.	1,046	13,985
Interpublic Group of Cos., Inc.	2,016	19,616
John Wiley & Sons, Inc., Class A	209	9,280
Lamar Advertising Co. (b)	234	6,435
Liberty Global, Inc. (b)	1,201	49,277
Liberty Media Corp. - Liberty Capital (a)(b)	511	39,883
Madison Square Garden, Inc. (b)	277	7,933
The McGraw-Hill Cos., Inc.	1,316	59,180
Morningstar, Inc.	97	5,767
News Corp., Class A	9,906	176,723
Omnicom Group, Inc.	1,217	54,254

See Notes to Financial Statements.

18	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary (continued)
Media (concluded)
Pandora Media, Inc. (a)(b)	68	$681
Regal Entertainment Group	324	3,869
Scripps Networks Interactive, Inc., Class A (a)	374	15,865
Sirius XM Radio, Inc. (b)	17,256	31,406
Thomson Reuters Corp.	1,635	43,605
Time Warner Cable, Inc.	1,376	87,472
Time Warner, Inc. (a)	4,319	156,089
Viacom, Inc., Class B	2,382	108,167
Virgin Media, Inc. (a)	1,312	28,050
The Walt Disney Co.	8,157	305,887
The Washington Post Co., Class B (a)	23	8,667

		1,837,033
Multiline Retail — 0.8%
Big Lots, Inc. (b)	273	10,308
Dillard’s Inc, Class A (a)	136	6,104
Dollar General Corp. (b)	435	17,896
Dollar Tree, Inc. (b)	531	44,131
Family Dollar Stores, Inc.	535	30,848
J.C. Penney Co., Inc. (a)	725	25,484
Kohl’s Corp.	1,096	54,088
Macy’s, Inc.	1,837	59,115
Nordstrom, Inc.	714	35,493
Sears Holdings Corp. (a)(b)	176	5,593
Target Corp.	2,973	152,277

		441,337
Specialty Retail — 2.1%
Aaron’s, Inc.	316	8,431
Abercrombie & Fitch Co., Class A	369	18,022
Advance Auto Parts, Inc. (a)	325	22,630
American Eagle Outfitters, Inc. (a)	815	12,461
AutoNation, Inc. (a)(b)	164	6,047
AutoZone, Inc. (b)	110	35,747
Bed Bath & Beyond, Inc. (b)	1,075	62,318
Best Buy Co., Inc. (a)	1,290	30,147
CarMax, Inc. (b)	987	30,084
Chico’s FAS, Inc.	745	8,299
Dick’s Sporting Goods, Inc.	405	14,936
DSW Inc, Class A	97	4,288
Foot Locker, Inc.	666	15,877
GameStop Corp., Class A (a)(b)	608	14,671
The Gap, Inc. (a)	1,545	28,660
Guess?, Inc.	295	8,797
The Home Depot, Inc. (a)	6,896	289,908
Limited Brands, Inc.	1,083	43,699
Lowe’s Cos., Inc.	5,618	142,585
O’Reilly Automotive, Inc. (b)	558	44,612
Orchard Supply Hardware Stores Corp., Class A (a)(b)	6	23
PetSmart, Inc.	497	25,491
RadioShack Corp. (a)	424	4,117
Ross Stores, Inc.	1,019	48,433
Sally Beauty Holdings, Inc. (b)	427	9,023
Signet Jewelers Ltd.	372	16,353
Staples, Inc.	3,098	43,031
The TJX Cos., Inc.	1,665	107,476
Tiffany & Co.	559	37,039
Tractor Supply Co.	305	21,396
Ulta Salon Cosmetics & Fragrance, Inc. (b)	190	12,335

Common Stocks	Shares	Value

Consumer Discretionary (concluded)
Specialty Retail (concluded)
Urban Outfitters, Inc. (b)	474	$13,063
Williams-Sonoma, Inc.	449	17,286

		1,197,285
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	1,266	77,277
Deckers Outdoor Corp. (b)	166	12,545
Fossil, Inc. (b)	220	17,459
Hanesbrands, Inc. (b)	403	8,809
NIKE, Inc., Class B	1,540	148,410
PVH Corp.	254	17,904
Ralph Lauren Corp.	274	37,834
Under Armour Inc, Class A (b)	153	10,984
VF Corp.	378	48,002

		379,224
Total Consumer Discretionary		6,488,250
Consumer Staples — 10.3%
Beverages — 2.2%
Beam, Inc.	674	34,529
Brown-Forman Corp., Class B	448	36,068
The Coca-Cola Co. (a)	8,526	596,564
Coca-Cola Enterprises, Inc.	1,420	36,608
Constellation Brands, Inc. (b)	776	16,040
Dr Pepper Snapple Group, Inc.	966	38,138
Hansen Natural Corp. (b)	306	28,195
Molson Coors Brewing Co., Class B	590	25,689
PepsiCo, Inc.	6,821	452,573

		1,264,404
Food & Staples Retailing — 2.1%
Costco Wholesale Corp.	1,885	157,058
CVS Caremark Corp.	5,851	238,604
The Kroger Co.	2,467	59,751
Safeway, Inc. (a)	1,548	32,570
SUPERVALU, Inc.	974	7,909
Sysco Corp.	2,517	73,823
Wal-Mart Stores, Inc.	7,658	457,642
Walgreen Co.	3,950	130,587
Whole Foods Market, Inc. (a)	672	46,758

		1,204,702
Food Products — 1.9%
Archer Daniels Midland Co.	2,915	83,369
Bunge Ltd.	643	36,780
Campbell Soup Co. (a)	777	25,828
ConAgra Foods, Inc.	1,773	46,807
Corn Products International, Inc.	327	17,197
Dean Foods Co. (b)	822	9,206
Flowers Foods, Inc. (a)	499	9,471
General Mills, Inc.	2,754	111,289
Green Mountain Coffee Roasters, Inc. (b)	539	24,174
H.J. Heinz Co. (a)	1,388	75,008
The Hershey Co.	663	40,960
Hormel Foods Corp.	584	17,105
The J.M. Smucker Co.	506	39,554
Kellogg Co.	1,064	53,807
Kraft Foods, Inc., Class A	7,131	266,414
McCormick & Co., Inc. (a)	579	29,193

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	19

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Staples (concluded)
Food Products (concluded)
Mead Johnson Nutrition Co.	882	$60,620
Ralcorp Holdings, Inc. (b)	243	20,777
Sara Lee Corp.	2,536	47,981
Smithfield Foods, Inc. (b)	708	17,190
Tyson Foods, Inc., Class A	1,316	27,162

		1,059,892
Household Products — 2.1%
Church & Dwight Co., Inc.	625	28,600
The Clorox Co.	582	38,738
Colgate-Palmolive Co.	2,109	194,851
Energizer Holdings, Inc. (b)	294	22,779
Kimberly-Clark Corp.	1,695	124,684
The Procter & Gamble Co.	12,047	803,655

		1,213,307
Personal Products — 0.2%
Avon Products, Inc.	1,882	32,879
The Estee Lauder Cos., Inc., Class A	488	54,812
Herbalife Ltd.	523	27,023

		114,714
Tobacco — 1.8%
Altria Group, Inc.	9,034	267,858
Lorillard, Inc.	582	66,348
Philip Morris International, Inc.	7,675	602,334
Reynolds American, Inc.	1,446	59,893

		996,433
Total Consumer Staples		5,853,452
Energy — 11.4%
Energy Equipment & Services — 1.9%
Atwood Oceanics, Inc. (b)	236	9,391
Baker Hughes, Inc. (a)	1,875	91,200
Cameron International Corp. (b)	1,061	52,191
CARBO Ceramics, Inc. (a)	79	9,743
Core Laboratories NV	201	22,904
Diamond Offshore Drilling, Inc. (a)	290	16,025
Dresser-Rand Group, Inc. (b)	329	16,420
FMC Technologies, Inc. (b)	1,040	54,319
Halliburton Co.	3,948	136,246
Helmerich & Payne, Inc. (a)	420	24,511
McDermott International, Inc. (b)	1,007	11,591
Nabors Industries Ltd. (b)	1,210	20,981
National Oilwell Varco, Inc.	1,825	124,082
Oceaneering International, Inc.	457	21,081
Oil States International, Inc. (b)	220	16,801
Patterson-UTI Energy, Inc.	657	13,127
Rowan Cos., Inc. (b)	538	16,318
RPC, Inc.	172	3,139
Schlumberger Ltd.	5,856	400,023
SEACOR Holdings, Inc. (b)	99	8,807
Superior Energy Services, Inc. (b)	348	9,897
Tidewater, Inc.	226	11,142
Unit Corp. (b)	189	8,770

		1,098,709
Oil, Gas & Consumable Fuels — 9.5%
Alpha Natural Resources, Inc. (b)	953	19,470

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
Anadarko Petroleum Corp.	2,146	$163,804
Apache Corp.	1,654	149,819
Arch Coal, Inc.	904	13,117
Cabot Oil & Gas Corp.	444	33,700
Chesapeake Energy Corp.	2,837	63,237
Chevron Corp.	8,676	923,126
Cimarex Energy Co.	377	23,336
Cobalt International Energy, Inc. (b)	541	8,396
Concho Resources, Inc. (b)	450	42,187
ConocoPhillips (a)	5,730	417,545
CONSOL Energy, Inc.	990	36,333
Continental Resources, Inc. (b)	177	11,808
Denbury Resources, Inc. (b)	1,759	26,561
Devon Energy Corp.	1,825	113,150
El Paso Corp.	3,317	88,133
EOG Resources, Inc.	1,158	114,075
EQT Corp. (a)	588	32,217
EXCO Resources, Inc.	595	6,218
Exxon Mobil Corp. (a)	21,261	1,802,082
Forest Oil Corp. (b)	514	6,965
Hess Corp.	1,308	74,294
HollyFrontier Corp.	803	18,790
Kinder Morgan, Inc. (a)	722	23,227
Kosmos Energy Ltd. (a)(b)	132	1,618
Marathon Oil Corp.	3,072	89,917
Marathon Petroleum Corp.	1,542	51,333
Murphy Oil Corp.	840	46,822
Newfield Exploration Co. (b)	593	22,374
Noble Energy, Inc.	761	71,831
Occidental Petroleum Corp.	3,508	328,700
Peabody Energy Corp.	1,180	39,070
Pioneer Natural Resources Co.	508	45,456
Plains Exploration & Production Co. (b)	597	21,922
QEP Resources, Inc.	745	21,828
Quicksilver Resources, Inc. (a)(b)	472	3,167
Range Resources Corp.	699	43,296
SandRidge Energy, Inc. (a)(b)	1,772	14,460
SM Energy Co.	268	19,591
Southern Union Co.	549	23,118
Southwestern Energy Co. (b)	1,508	48,165
Spectra Energy Corp.	2,803	86,192
Sunoco, Inc.	476	19,526
Teekay Corp. (a)	167	4,464
Tesoro Corp. (b)	618	14,436
Ultra Petroleum Corp. (b)	644	19,082
Valero Energy Corp.	2,468	51,951
Whiting Petroleum Corp. (b)	516	24,092
The Williams Cos., Inc.	2,537	83,772

		5,407,773
Total Energy		6,506,482
Financials — 13.9%
Capital Markets — 1.8%
Affiliated Managers Group, Inc. (b)	220	21,109
American Capital Ltd. (b)	1,522	10,243
Ameriprise Financial, Inc.	982	48,747
Ares Capital Corp. (a)	884	13,658
The Bank of New York Mellon Corp.	5,357	106,658

See Notes to Financial Statements.

20	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Financials (continued)
Capital Markets (concluded)
BlackRock, Inc. (c)	364	$64,879
The Charles Schwab Corp.	4,534	51,053
E*Trade Financial Corp. (b)	1,089	8,668
Eaton Vance Corp. (a)	516	12,198
Federated Investors, Inc., Class B (a)	361	5,469
Franklin Resources, Inc.	626	60,134
The Goldman Sachs Group, Inc.	2,234	202,021
Greenhill & Co., Inc.	119	4,328
Invesco Ltd.	2,012	40,421
Janus Capital Group, Inc.	744	4,695
Jefferies Group, Inc. (a)	568	7,810
Lazard Ltd, Class A	477	12,455
Legg Mason, Inc.	587	14,117
LPL Investment Holdings, Inc. (b)	137	4,184
Morgan Stanley	6,664	100,826
Northern Trust Corp.	948	37,598
Raymond James Financial, Inc. (a)	440	13,622
SEI Investments Co.	614	10,653
State Street Corp.	2,174	87,634
T Rowe Price Group, Inc. (a)	1,120	63,784
TD Ameritrade Holding Corp.	939	14,695
Waddell & Reed Financial, Inc.	377	9,338

		1,030,997
Commercial Banks — 2.4%
Associated Banc-Corp.	787	8,791
Bank of Hawaii Corp. (a)	213	9,476
BB&T Corp.	3,004	75,611
BOK Financial Corp.	103	5,658
CapitalSource, Inc.	1,140	7,638
City National Corp.	210	9,278
Comerica, Inc.	851	21,956
Commerce Bancshares, Inc.	337	12,846
Cullen/Frost Bankers, Inc.	222	11,746
East West Bancorp, Inc. (a)	616	12,166
Fifth Third Bancorp (a)	3,978	50,600
First Citizens Bancshares, Inc., Class A	22	3,850
First Horizon National Corp. (a)	1,179	9,432
First Republic Bank (b)	327	10,009
Fulton Financial Corp.	903	8,858
Huntington Bancshares, Inc. (a)	3,642	19,995
KeyCorp	4,158	31,975
M&T Bank Corp.	547	41,758
PNC Financial Services Group, Inc. (c)	2,272	131,026
Popular, Inc. (b)	4,085	5,678
Regions Financial Corp.	5,529	23,775
SunTrust Banks, Inc.	2,338	41,383
Synovus Financial Corp. (a)	3,304	4,659
TCF Financial Corp.	639	6,594
U.S. Bancorp	8,314	224,894
Valley National Bancorp	762	9,426
Wells Fargo & Co.	21,229	585,071
Zions BanCorp.	791	12,877

		1,397,026
Consumer Finance — 0.7%
American Express Co.	4,534	213,869
Capital One Financial Corp.	1,980	83,734
Discover Financial Services	2,356	56,544

Common Stocks	Shares	Value

Financials (continued)
Consumer Finance (concluded)
Green Dot Corp., Class A (b)	89	$2,778
SLM Corp.	2,307	30,914

		387,839
Diversified Financial Services — 2.5%
Bank of America Corp.	43,729	243,133
CBOE Holdings, Inc.	211	5,457
CIT Group, Inc. (b)	877	30,581
Citigroup, Inc.	12,541	329,954
CME Group, Inc.	290	70,664
Interactive Brokers Group, Inc., Class A	147	2,196
IntercontinentalExchange, Inc. (b)	321	38,697
JPMorgan Chase & Co.	17,150	570,238
Leucadia National Corp.	832	18,920
Moody’s Corp. (a)	871	29,335
MSCI, Inc. (b)	509	16,761
The NASDAQ OMX Group, Inc. (b)	516	12,647
NYSE Euronext	1,144	29,858

		1,398,441
Insurance — 3.7%
ACE Ltd.	1,455	102,025
Aflac, Inc.	2,017	87,255
Alleghany Corp. (b)	30	8,559
Allied World Assurance Co. Holdings Ltd.	168	10,572
The Allstate Corp.	2,255	61,810
American Financial Group, Inc.	333	12,284
American International Group, Inc. (b)	1,919	44,521
American National Insurance Co. (a)	28	2,045
Aon Corp.	1,425	66,690
Arch Capital Group Ltd. (b)	557	20,737
Arthur J Gallagher & Co. (a)	477	15,951
Aspen Insurance Holdings Ltd.	322	8,533
Assurant, Inc.	414	16,999
Assured Guaranty Ltd.	807	10,604
Axis Capital Holdings Ltd.	551	17,610
Berkshire Hathaway, Inc., Class B (b)	7,555	576,446
Brown & Brown, Inc.	481	10,885
Chubb Corp. (a)	1,262	87,356
Cincinnati Financial Corp. (a)	621	18,916
CNA Financial Corp.	107	2,862
Endurance Specialty Holdings Ltd.	163	6,235
Erie Indemnity Co., Class A	115	8,988
Everest Re Group Ltd.	196	16,482
Fidelity National Financial, Inc.	952	15,165
Genworth Financial, Inc., Class A (b)	2,099	13,748
The Hanover Insurance Group, Inc.	182	6,361
Hartford Financial Services Group, Inc. (a)	1,948	31,655
HCC Insurance Holdings, Inc.	465	12,788
Kemper Corp.	201	5,871
Lincoln National Corp.	1,374	26,683
Loews Corp.	1,371	51,618
Markel Corp. (b)	43	17,831
Marsh & McLennan Cos., Inc.	2,366	74,813
MBIA, Inc. (a)(b)	677	7,846
Mercury General Corp.	107	4,881
MetLife, Inc.	3,543	110,471
Old Republic International Corp.	1,076	9,975
PartnerRe Ltd.	287	18,428

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	21

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Financials (continued)
Insurance (concluded)
Principal Financial Group, Inc.	1,335	$32,841
The Progressive Corp.	2,685	52,384
Protective Life Corp. (a)	389	8,776
Prudential Financial, Inc.	2,097	105,102
Reinsurance Group of America, Inc.	314	16,406
RenaissanceRe Holdings Ltd.	222	16,510
StanCorp Financial Group, Inc.	182	6,689
Torchmark Corp.	465	20,176
Transatlantic Holdings, Inc.	250	13,683
The Travelers Cos., Inc.	1,807	106,920
Unum Group (a)	1,278	26,927
Validus Holdings Ltd.	341	10,742
White Mountains Insurance Group Ltd.	30	13,604
WR Berkley Corp.	489	16,817
XL Group Plc	1,355	26,788

		2,096,864
Real Estate Investment Trusts (REITs) — 2.5%
Alexandria Real Estate Equities, Inc.	260	17,932
American Capital Agency Corp.	980	27,518
Annaly Capital Management, Inc.	4,102	65,468
Apartment Investment & Management Co.	516	11,822
AvalonBay Communities, Inc.	407	53,154
Boston Properties, Inc.	629	62,648
Brandywine Realty Trust	541	5,140
BRE Properties, Inc.	319	16,103
Camden Property Trust	296	18,423
Chimera Investment Corp.	4,423	11,102
CommonWealth REIT	343	5,708
Corporate Office Properties Trust	284	6,038
DDR Corp.	907	11,038
Digital Realty Trust, Inc.	440	29,335
Douglas Emmett, Inc.	551	10,050
Duke Realty Corp.	1,093	13,171
Equity Residential	1,271	72,485
Essex Property Trust, Inc.	139	19,531
Federal Realty Investment Trust	272	24,684
General Growth Properties, Inc.	2,461	36,964
HCP, Inc.	1,751	72,544
Health Care REIT, Inc.	832	45,369
Hospitality Properties Trust	516	11,858
Host Hotels & Resorts, Inc.	2,982	44,044
Kimco Realty Corp. (a)	1,779	28,891
Liberty Property Trust	489	15,100
Mack-Cali Realty Corp.	379	10,116
Piedmont Office Realty Trust, Inc. (a)	743	12,661
Plum Creek Timber Co., Inc.	709	25,921
ProLogis, Inc.	1,983	56,694
Public Storage	605	81,348
Rayonier, Inc.	535	23,877
Realty Income Corp. (a)	565	19,752
Regency Centers Corp.	383	14,408
Senior Housing Properties Trust	690	15,484
Simon Property Group, Inc.	1,265	163,109
SL Green Realty Corp.	391	26,056
Taubman Centers, Inc.	241	14,966
The Macerich Co.	572	28,943
UDR, Inc.	957	24,021
Ventas, Inc.	1,095	60,367

Common Stocks	Shares	Value

Financials (concluded)
Real Estate Investment Trusts (REITs) (concluded)
Vornado Realty Trust	796	$61,181
Weingarten Realty Investors	524	11,434
Weyerhaeuser Co.	2,341	43,706

		1,430,164
Real Estate Management & Development — 0.1%
CB Richard Ellis Group Inc. (b)	1,232	18,751
Forest City Enterprises, Inc., Class A (b)	550	6,501
The Howard Hughes Corp. (b)	86	3,799
Jones Lang LaSalle, Inc.	186	11,394
The St Joe Co. (a)(b)	260	3,811

		44,256
Thrifts & Mortgage Finance — 0.2%
BankUnited, Inc.	134	2,947
Capitol Federal Financial, Inc.	757	8,736
First Niagara Financial Group, Inc.	1,480	12,772
Hudson City Bancorp, Inc.	2,051	12,819
New York Community Bancorp, Inc.	1,925	23,812
People’s United Financial, Inc.	1,592	20,457
TFS Financial Corp. (b)	320	2,867
Washington Federal, Inc.	446	6,240

		90,650
Total Financials		7,876,237
Health Care — 11.5%
Biotechnology — 1.5%
Alexion Pharmaceuticals, Inc. (b)	795	56,842
Amgen, Inc.	3,793	243,549
Amylin Pharmaceuticals, Inc. (b)	526	5,986
Biogen Idec, Inc. (b)	1,042	114,672
BioMarin Pharmaceutical, Inc. (b)	492	16,915
Celgene Corp. (b)	1,997	134,997
Dendreon Corp. (b)	581	4,416
Gilead Sciences, Inc. (b)	3,396	138,998
Human Genome Sciences, Inc. (a)(b)	759	5,609
Myriad Genetics, Inc. (b)	393	8,229
Pharmasset, Inc. (b)	325	41,665
Regeneron Pharmaceuticals, Inc. (b)	310	17,183
United Therapeutics Corp. (b)	218	10,301
Vertex Pharmaceuticals, Inc. (b)	900	29,889

		829,251
Health Care Equipment & Supplies — 1.8%
Alere, Inc. (b)	386	8,913
Baxter International, Inc.	2,461	121,770
Becton Dickinson & Co.	943	70,461
Boston Scientific Corp. (b)	6,682	35,682
C.R. Bard, Inc.	374	31,977
CareFusion Corp. (b)	982	24,953
The Cooper Cos., Inc.	198	13,963
Covidien Plc	2,138	96,231
DENTSPLY International, Inc. (a)	621	21,729
Edwards Lifesciences Corp. (b)	501	35,421
Gen-Probe, Inc. (b)	201	11,883
Hill-Rom Holdings, Inc.	283	9,534
Hologic, Inc. (b)	1,105	19,348
IDEXX Laboratories, Inc. (b)	243	18,701
Intuitive Surgical, Inc. (b)	170	78,712

See Notes to Financial Statements.

22	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care (continued)
Health Care Equipment & Supplies (concluded)
Medtronic, Inc.	4,618	$176,638
ResMed, Inc. (b)	644	16,358
Sirona Dental Systems, Inc. (b)	233	10,261
St. Jude Medical, Inc.	1,425	48,877
Stryker Corp. (a)	1,352	67,208
Teleflex, Inc.	168	10,297
Thoratec Corp. (b)	260	8,726
Varian Medical Systems, Inc. (b)	513	34,438
Zimmer Holdings, Inc. (b)	780	41,668

		1,013,749
Health Care Providers & Services — 2.1%
Aetna, Inc.	1,637	69,065
AMERIGROUP Corp. (b)	187	11,048
AmerisourceBergen Corp.	1,124	41,802
Brookdale Senior Living, Inc. (b)	393	6,834
Cardinal Health, Inc.	1,512	61,402
Catalyst Health Solutions, Inc. (b)	190	9,880
Cigna Corp.	1,236	51,912
Community Health Systems, Inc. (b)	381	6,648
Coventry Health Care, Inc. (b)	625	18,981
DaVita, Inc. (b)	417	31,613
Express Scripts, Inc. (b)	2,106	94,117
HCA Holdings, Inc. (b)	489	10,773
Health Management Associates, Inc. (b)	1,148	8,461
Health Net, Inc. (b)	360	10,951
Henry Schein, Inc. (b)	404	26,030
Humana, Inc.	727	63,692
Laboratory Corp. of America Holdings (b)	438	37,655
LifePoint Hospitals, Inc. (b)	210	7,802
Lincare Holdings, Inc.	378	9,718
McKesson Corp.	1,087	84,688
Medco Health Solutions, Inc. (b)	1,725	96,428
Mednax, Inc. (b)	201	14,474
Omnicare, Inc. (a)	496	17,087
Patterson Cos., Inc. (a)	413	12,192
Quest Diagnostics, Inc.	686	39,829
Tenet Healthcare Corp. (b)	1,925	9,875
UnitedHealth Group, Inc.	4,675	236,929
Universal Health Services, Inc.	386	15,000
VCA Antech, Inc. (b)	397	7,841
WellPoint, Inc.	1,500	99,375

		1,212,102
Health Care Technology — 0.1%
Allscripts Healthcare Solutions, Inc. (b)	817	15,474
Cerner Corp. (b)	621	38,036
SXC Health Solutions Corp. (b)	258	14,572

		68,082
Life Sciences Tools & Services — 0.5%
Agilent Technologies, Inc. (b)	1,506	52,605
Bio-Rad Laboratories, Inc., Class A (b)	90	8,644
Bruker Corp. (b)	338	4,198
Charles River Laboratories International, Inc. (b)	206	5,630
Covance, Inc. (b)	262	11,979
Illumina, Inc. (b)	521	15,880
Life Technologies Corp. (b)	782	30,428
Mettler-Toledo International, Inc. (b)	142	20,975

Common Stocks	Shares	Value

Health Care (concluded)
Life Sciences Tools & Services (concluded)
PerkinElmer, Inc. (a)	494	$9,880
QIAGEN NV (b)	997	13,768
Techne Corp.	156	10,648
Thermo Fisher Scientific, Inc. (b)	1,653	74,335
Waters Corp. (b)	401	29,694

		288,664
Pharmaceuticals — 5.5%
Abbott Laboratories (a)	6,707	377,135
Allergan, Inc.	1,315	115,378
Bristol-Myers Squibb Co. (a)	7,362	259,437
Eli Lilly & Co.	4,411	183,321
Endo Pharmaceuticals Holdings, Inc. (b)	497	17,161
Forest Laboratories, Inc. (b)	1,168	35,344
Hospira, Inc. (b)	708	21,502
Johnson & Johnson	11,830	775,811
Merck & Co., Inc.	13,321	502,202
Mylan, Inc. (b)	1,911	41,010
Perrigo Co.	363	35,320
Pfizer, Inc.	34,101	737,946
Warner Chilcott Plc, Class A (b)	734	11,105
Watson Pharmaceuticals, Inc. (b)	553	33,368

		3,146,040
Total Health Care		6,557,888
Industrials — 10.6%
Aerospace & Defense — 2.4%
Alliant Techsystems, Inc.	152	8,688
BE Aerospace, Inc. (b)	416	16,103
The Boeing Co.	3,186	233,693
Exelis, Inc.	775	7,014
General Dynamics Corp.	1,433	95,166
Goodrich Corp.	539	66,674
Honeywell International, Inc.	3,396	184,573
Huntington Ingalls Industries, Inc. (b)	195	6,100
L-3 Communications Holdings, Inc.	437	29,139
Lockheed Martin Corp. (a)	1,143	92,469
Northrop Grumman Corp.	1,127	65,907
Precision Castparts Corp.	618	101,840
Raytheon Co. (a)	1,536	74,312
Rockwell Collins, Inc. (a)	673	37,264
Spirit Aerosystems Holdings, Inc., Class A (b)	517	10,743
Textron, Inc.	1,165	21,541
TransDigm Group, Inc. (b)	221	21,145
United Technologies Corp.	3,949	288,632

		1,361,003
Air Freight & Logistics — 0.8%
C.H. Robinson Worldwide, Inc.	718	50,102
Expeditors International of Washington, Inc. (a)	926	37,929
FedEx Corp.	1,362	113,741
United Parcel Service, Inc., Class B (a)	3,170	232,012
UTi Worldwide, Inc.	410	5,449

		439,233
Airlines — 0.2%
AMR Corp. (a)(b)	1,333	467
Copa Holdings SA	147	8,625
Delta Air Lines, Inc. (b)	3,699	29,925

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	23

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials (continued)
Airlines (concluded)
Southwest Airlines Co.	3,463	$29,643
United Continental Holdings, Inc. (b)	1,451	27,380

		96,040
Building Products — 0.1%
Armstrong World Industries, Inc. (b)	84	3,685
Fortune Brands Home & Security, Inc. (b)	649	11,052
Lennox International, Inc.	244	8,235
Masco Corp.	1,541	16,150
Owens Corning (b)	533	15,308

		54,430
Commercial Services & Supplies — 0.4%
Avery Dennison Corp.	461	13,222
Cintas Corp.	500	17,405
Copart, Inc. (b)	236	11,302
Corrections Corp. of America (b)	428	8,718
Covanta Holding Corp.	483	6,612
Iron Mountain, Inc.	728	22,422
KAR Auction Services, Inc. (b)	116	1,566
Pitney Bowes, Inc. (a)	780	14,461
R.R. Donnelley & Sons Co. (a)	793	11,443
Republic Services, Inc.	1,399	38,543
Stericycle, Inc. (b)	375	29,220
Waste Connections, Inc. (a)	482	15,974
Waste Management, Inc.	2,045	66,892

		257,780
Construction & Engineering — 0.3%
Aecom Technology Corp. (b)	521	10,717
Chicago Bridge & Iron Co. NV	428	16,179
Fluor Corp.	761	38,240
Jacobs Engineering Group, Inc. (b)	559	22,684
KBR, Inc.	640	17,837
Quanta Services, Inc. (b)	917	19,752
The Shaw Group, Inc. (b)	328	8,823
URS Corp. (b)	327	11,484

		145,716
Electrical Equipment — 0.7%
AMETEK, Inc. (a)	704	29,638
The Babcock & Wilcox Co. (b)	496	11,974
Cooper Industries Plc, Class A	720	38,988
Emerson Electric Co.	3,243	151,091
General Cable Corp. (b)	208	5,202
GrafTech International Ltd. (b)	514	7,016
Hubbell, Inc. Class B	258	17,250
Polypore International, Inc. (b)	179	7,874
Regal-Beloit Corp. (a)	163	8,308
Rockwell Automation, Inc.	627	46,003
Roper Industries, Inc. (a)	419	36,399
Thomas & Betts Corp. (b)	218	11,903

		371,646
Industrial Conglomerates — 2.1%
3M Co.	3,066	250,584
Carlisle Cos., Inc.	275	12,183
General Electric Co. (a)	45,773	819,794
Tyco International Ltd.	2,023	94,494

		1,177,055

Common Stocks	Shares	Value

Industrials (continued)
Machinery — 2.3%
AGCO Corp. (b)	402	$17,274
Caterpillar, Inc. (a)	2,782	252,049
CNH Global NV (b)	106	3,815
Crane Co.	216	10,089
Cummins, Inc.	846	74,465
Danaher Corp. (a)	2,369	111,438
Deere & Co.	1,811	140,081
Donaldson Co., Inc.	322	21,922
Dover Corp.	810	47,021
Eaton Corp.	1,472	64,076
Flowserve Corp.	246	24,433
Gardner Denver, Inc.	222	17,107
Graco, Inc.	253	10,345
Harsco Corp.	323	6,647
IDEX Corp.	359	13,323
Illinois Tool Works, Inc.	1,924	89,870
Ingersoll-Rand Plc	1,359	41,409
ITT Corp. (a)	387	7,481
Joy Global, Inc.	458	34,336
Kennametal, Inc. (a)	354	12,928
Lincoln Electric Holdings, Inc.	374	14,631
Navistar International Corp. (b)	313	11,856
Nordson Corp.	249	10,254
Oshkosh Corp. (b)	410	8,766
PACCAR, Inc.	1,578	59,128
Pall Corp.	508	29,032
Parker Hannifin Corp.	656	50,020
Pentair, Inc.	422	14,048
Snap-on, Inc.	252	12,756
SPX Corp.	222	13,380
Terex Corp. (a)(b)	435	5,877
The Manitowoc Co., Inc.	526	4,834
Timken Co.	376	14,555
Toro Co. (a)	141	8,553
Trinity Industries, Inc.	353	10,611
Valmont Industries, Inc.	104	9,442
Wabtec Corp.	215	15,039
Xylem, Inc. (a)	776	19,936

		1,312,827
Marine — 0.0%
Alexander & Baldwin, Inc.	191	7,796
Kirby Corp. (b)	239	15,736

		23,532
Professional Services — 0.2%
The Dun & Bradstreet Corp.	213	15,939
Equifax, Inc.	523	20,261
IHS Inc, Class A (b)	211	18,180
Manpower, Inc.	354	12,655
Monster Worldwide, Inc. (b)	517	4,100
Nielsen Holdings NV (b)	339	10,065
Robert Half International, Inc. (a)	629	17,901
Towers Watson & Co., Class A	246	14,743
Verisk Analytics, Inc., Class A (b)	504	20,225

		134,069
Road & Rail — 0.9%
Con-way, Inc.	222	6,474

See Notes to Financial Statements.

24	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials (concluded)
Road & Rail (concluded)
CSX Corp.	4,758	$100,203
Hertz Global Holdings, Inc. (b)	1,012	11,861
JB Hunt Transport Services, Inc.	389	17,532
Kansas City Southern (b)	481	32,713
Landstar System, Inc.	212	10,159
Norfolk Southern Corp.	1,524	111,039
Ryder System, Inc.	216	11,478
Union Pacific Corp. (a)	2,116	224,169

		525,628
Trading Companies & Distributors — 0.2%
Air Lease Corp. (b)	139	3,296
Fastenal Co. (a)	1,274	55,559
GATX Corp.	208	9,081
MSC Industrial Direct Co., Inc.	185	13,237
W.W. Grainger, Inc. (a)	248	46,423
WESCO International, Inc. (b)	192	10,178

		137,774
Total Industrials		6,036,733
Information Technology — 18.0%
Communications Equipment — 1.9%
Acme Packet, Inc. (b)	244	7,542
Brocade Communications Systems, Inc. (b)	1,987	10,313
Ciena Corp. (b)	380	4,598
Cisco Systems, Inc.	23,737	429,165
EchoStar Corp. (b)	153	3,204
F5 Networks, Inc. (b)	354	37,566
Harris Corp.	523	18,849
JDS Uniphase Corp. (b)	986	10,294
Juniper Networks, Inc. (b)	2,311	47,168
Motorola Mobility Holdings, Inc. (b)	1,133	43,960
Motorola Solutions, Inc.	1,299	60,131
Polycom, Inc. (b)	747	12,176
QUALCOMM, Inc.	7,205	394,113
Riverbed Technology, Inc. (b)	654	15,369
Tellabs, Inc.	1,452	5,866

		1,100,314
Computers & Peripherals — 4.1%
Apple, Inc. (b)	3,991	1,616,355
Dell, Inc. (b)	7,071	103,449
Diebold, Inc.	296	8,901
EMC Corp. (b)	8,879	191,253
Fusion-io, Inc. (b)	70	1,694
Hewlett-Packard Co.	8,574	220,866
Lexmark International, Inc., Class A (a)	313	10,351
NCR Corp. (b)	667	10,979
NetApp, Inc. (b)	1,589	57,633
QLogic Corp. (b)	420	6,300
SanDisk Corp. (b)	1,033	50,834
Western Digital Corp. (b)	1,016	31,445

		2,310,060
Electronic Equipment, Instruments & Components — 0.5%
Amphenol Corp., Class A	726	32,953
Arrow Electronics, Inc. (b)	492	18,406
Avnet, Inc. (b)	648	20,146
AVX Corp.	193	2,463

Common Stocks	Shares	Value

Information Technology (continued)
Electronic Equipment, Instruments & Components (concluded)
Corning, Inc.	6,773	$87,913
Dolby Laboratories, Inc., Class A (b)	212	6,468
FLIR Systems, Inc.	678	16,997
Ingram Micro, Inc., Class A (b)	699	12,715
IPG Photonics Corp. (b)	110	3,726
Itron, Inc. (b)	162	5,795
Jabil Circuit, Inc. (a)	804	15,807
Molex, Inc. (a)	563	13,433
National Instruments Corp.	379	9,835
Tech Data Corp. (b)	186	9,190
Trimble Navigation Ltd. (b)	540	23,436
Vishay Intertechnology, Inc. (b)	607	5,457

		284,740
Internet Software & Services — 1.9%
Akamai Technologies, Inc. (b)	793	25,598
AOL, Inc. (b)	427	6,448
eBay, Inc. (b)	4,973	150,831
Equinix, Inc. (b)	199	20,179
Google, Inc., Class A (b)	1,086	701,447
IAC/InterActiveCorp (a)	321	13,675
LinkedIn Corp. (b)	36	2,268
Rackspace Hosting, Inc. (b)	439	18,881
VeriSign, Inc.	696	24,861
VistaPrint NV (a)(b)	172	5,263
WebMD Health Corp. (b)	263	9,876
Yahoo!, Inc. (b)	5,621	90,667

		1,069,994
IT Services — 3.7%
Accenture Plc, Class A	2,786	148,299
Alliance Data Systems Corp. (b)	224	23,260
Amdocs Ltd. (b)	764	21,797
Automatic Data Processing, Inc.	2,156	116,445
Booz Allen Hamilton Holding Corp. (b)	94	1,621
Broadridge Financial Solutions, Inc.	514	11,591
Cognizant Technology Solutions Corp., Class A (b)	1,312	84,375
Computer Sciences Corp. (a)	650	15,405
CoreLogic, Inc. (b)	387	5,004
DST Systems, Inc. (a)	140	6,373
Fidelity National Information Services, Inc.	1,147	30,499
Fiserv, Inc. (b)	628	36,889
FleetCor Technologies, Inc. (b)	60	1,792
Gartner, Inc. (b)	417	14,499
Genpact Ltd. (b)	571	8,536
Global Payments, Inc.	342	16,204
International Business Machines Corp. (a)	5,227	961,141
Lender Processing Services, Inc.	345	5,199
MasterCard, Inc., Class A	462	172,243
NeuStar Inc, Class A (b)	307	10,490
Paychex, Inc.	1,405	42,304
SAIC, Inc. (b)	1,217	14,957
Teradata Corp. (b)	738	35,800
Total System Services, Inc.	723	14,142
VeriFone Systems, Inc. (b)	430	15,274
Visa, Inc., Class A (a)	2,256	229,052
The Western Union Co.	2,739	50,014

		2,093,205

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	25

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Information Technology (continued)
Office Electronics — 0.1%
Xerox Corp.	6,072	$48,333
Zebra Technologies Corp., Class A (b)	246	8,802

		57,135
Semiconductors & Semiconductor Equipment — 2.4%
Advanced Micro Devices, Inc. (b)	2,599	14,035
Altera Corp.	1,394	51,717
Analog Devices, Inc.	1,300	46,514
Applied Materials, Inc.	5,687	60,908
Atmel Corp. (b)	1,940	15,714
Avago Technologies Ltd.	841	24,271
Broadcom Corp., Class A (b)	2,312	67,880
Cree, Inc. (b)	469	10,337
Cypress Semiconductor Corp. (b)	668	11,283
Fairchild Semiconductor International, Inc. (b)	515	6,201
First Solar, Inc. (a)(b)	250	8,440
Freescale Semiconductor Holdings I Ltd. (a)(b)	174	2,201
Intel Corp. (a)	22,882	554,888
International Rectifier Corp. (b)	279	5,418
Intersil Corp. Class A	502	5,241
KLA-Tencor Corp. (a)	734	35,415
Lam Research Corp. (b)	525	19,435
Linear Technology Corp.	996	29,910
LSI Corp. (b)	2,508	14,923
Marvell Technology Group Ltd. (b)	2,222	30,775
Maxim Integrated Products, Inc.	1,292	33,644
MEMC Electronic Materials, Inc. (b)	921	3,629
Microchip Technology, Inc. (a)	833	30,513
Micron Technology, Inc. (b)	3,670	23,084
Novellus Systems, Inc. (b)	294	12,139
NVIDIA Corp. (b)	2,621	36,327
ON Semiconductor Corp. (b)	1,909	14,737
PMC - Sierra, Inc. (b)	933	5,141
Silicon Laboratories, Inc. (a)(b)	178	7,729
Skyworks Solutions, Inc. (b)	803	13,025
SunPower Corp. (b)	395	2,461
Teradyne, Inc. (b)	777	10,590
Texas Instruments, Inc.	5,010	145,841
Xilinx, Inc.	1,160	37,190

		1,391,556
Software — 3.4%
Activision Blizzard, Inc.	1,865	22,977
Adobe Systems, Inc. (b)	2,176	61,516
ANSYS, Inc. (b)	404	23,141
Ariba, Inc. (b)	400	11,232
Autodesk, Inc. (b)	1,006	30,512
BMC Software, Inc. (b)	775	25,404
CA, Inc.	1,677	33,901
Cadence Design Systems, Inc. (b)	1,126	11,710
Citrix Systems, Inc. (b)	815	49,487
Compuware Corp. (b)	997	8,295
Electronic Arts, Inc. (b)	1,454	29,952
Factset Research Systems, Inc. (a)	196	17,107
Fortinet, Inc. (b)	539	11,756
Informatica Corp. (b)	446	16,471
Intuit, Inc.	1,305	68,630
MICROS Systems, Inc. (b)	345	16,070
Microsoft Corp.	32,028	831,447

Common Stocks	Shares	Value

Information Technology (concluded)
Software (concluded)
Nuance Communications, Inc. (b)	1,048	$26,368
Oracle Corp.	16,576	425,174
Red Hat, Inc. (b)	844	34,849
Rovi Corp. (b)	475	11,676
Salesforce.com, Inc. (b)	579	58,745
Solera Holdings, Inc.	300	13,362
Symantec Corp. (b)	3,271	51,191
Synopsys, Inc. (b)	624	16,973
TIBCO Software, Inc. (b)	709	16,952
VMware, Inc., Class A (b)	371	30,863

		1,955,761
Total Information Technology		10,262,765
Materials — 3.9%
Chemicals — 2.3%
Air Products & Chemicals, Inc. (a)	914	77,864
Airgas, Inc.	343	26,781
Albemarle Corp.	387	19,934
Ashland, Inc. (a)	336	19,206
Cabot Corp.	291	9,353
Celanese Corp.	683	30,236
CF Industries Holdings, Inc.	284	41,174
Cytec Industries, Inc.	218	9,734
The Dow Chemical Co. (a)	5,072	145,871
E.I. du Pont de Nemours & Co.	4,007	183,440
Eastman Chemical Co.	624	24,373
Ecolab, Inc.	1,294	74,806
FMC Corp.	314	27,017
Huntsman Corp.	846	8,460
International Flavors & Fragrances, Inc.	340	17,823
Intrepid Potash, Inc. (b)	209	4,730
Kronos Worldwide, Inc.	88	1,587
LyondellBasell Industries NV, Class A	1,361	44,219
Monsanto Co.	2,312	162,002
The Mosaic Co.	1,189	59,961
PPG Industries, Inc.	684	57,107
Praxair, Inc.	1,309	139,932
Rockwood Holdings, Inc. (b)	294	11,575
RPM International, Inc.	581	14,264
The Sherwin-Williams Co.	392	34,994
Sigma-Aldrich Corp.	534	33,354
Solutia, Inc. (b)	548	9,469
The Scotts Miracle-Gro Co., Class A (a)	178	8,311
Valspar Corp.	414	16,134
Westlake Chemical Corp.	80	3,219
WR Grace & Co. (b)	319	14,648

		1,331,578
Construction Materials — 0.1%
Martin Marietta Materials, Inc.	197	14,856
Vulcan Materials Co.	544	21,406

		36,262
Containers & Packaging — 0.3%
Aptargroup, Inc.	288	15,025
Ball Corp.	737	26,318
Bemis Co., Inc.	453	13,626
Crown Holdings, Inc. (b)	687	23,070
Greif Inc, Class A	176	8,017

See Notes to Financial Statements.

26	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Materials (concluded)
Containers & Packaging (concluded)
Owens-Illinois, Inc. (b)	709	$13,740
Packaging Corp. of America	431	10,878
Rock-Tenn Co, Class A	296	17,079
Sealed Air Corp.	846	14,560
Silgan Holdings, Inc.	225	8,694
Sonoco Products Co.	431	14,206
Temple-Inland, Inc.	474	15,031

		180,244
Metals & Mining — 1.0%
AK Steel Holding Corp. (a)	441	3,643
Alcoa, Inc.	4,633	40,075
Allegheny Technologies, Inc.	447	21,367
Allied Nevada Gold Corp. (a)(b)	381	11,537
Carpenter Technology Corp.	196	10,090
Cliffs Natural Resources, Inc.	637	39,717
Commercial Metals Co.	460	6,362
Compass Minerals International, Inc.	137	9,432
Freeport-McMoRan Copper & Gold, Inc.	4,087	150,361
Molycorp, Inc. (a)(b)	243	5,827
Newmont Mining Corp. (a)	2,098	125,901
Nucor Corp.	1,367	54,092
Reliance Steel & Aluminum Co.	323	15,727
Royal Gold, Inc.	231	15,576
Schnitzer Steel Industries, Inc.	89	3,763
Southern Copper Corp.	750	22,635
Steel Dynamics, Inc.	950	12,493
Titanium Metals Corp.	341	5,108
United States Steel Corp. (a)	608	16,088
Walter Energy, Inc.	261	15,806

		585,600
Paper & Forest Products — 0.2%
Domtar Corp.	159	12,714
International Paper Co. (a)	1,890	55,944
MeadWestvaco Corp.	748	22,402

		91,060
Total Materials		2,224,744
Telecommunication Services — 3.0%
Diversified Telecommunication Services — 2.5%
AT&T, Inc.	25,559	772,904
CenturyLink, Inc.	2,639	98,171
Frontier Communications Corp. (a)	4,390	22,608
Level 3 Communications, Inc. (b)	638	10,840
tw telecom, Inc. (b)	654	12,675
Verizon Communications, Inc. (a)	12,209	489,825
Windstream Corp. (a)	2,483	29,150

		1,436,173
Wireless Telecommunication Services — 0.5%
American Tower Corp., Class A	1,711	102,677
Clearwire Corp, Class A (b)	724	1,405
Crown Castle International Corp. (b)	1,256	56,269
MetroPCS Communications, Inc. (b)	1,197	10,390
NII Holdings, Inc. (b)	717	15,272
SBA Communications Corp, Class A (b)	480	20,621
Sprint Nextel Corp. (b)	13,085	30,619
Telephone & Data Systems, Inc.	377	9,760

Common Stocks	Shares	Value

Telecommunication Services (concluded)
Wireless Telecommunication Services (concluded)
United States Cellular Corp. (b)	58	$2,530

		249,543
Total Telecommunication Services		1,685,716
Utilities — 3.9%
Electric Utilities — 1.9%
American Electric Power Co., Inc.	2,078	85,842
Duke Energy Corp. (a)	5,744	126,368
Edison International (a)	1,407	58,250
Entergy Corp.	770	56,249
Exelon Corp.	2,858	123,952
FirstEnergy Corp.	1,804	79,917
Great Plains Energy, Inc.	571	12,436
Hawaiian Electric Industries, Inc.	402	10,645
ITC Holdings Corp.	218	16,542
N.V. Energy, Inc.	1,009	16,497
NextEra Energy, Inc.	1,820	110,802
Northeast Utilities	773	27,882
Pepco Holdings, Inc.	953	19,346
Pinnacle West Capital Corp.	480	23,126
PPL Corp.	2,489	73,226
Progress Energy, Inc.	1,270	71,145
Southern Co.	3,664	169,607
Westar Energy, Inc.	476	13,699

		1,095,531
Gas Utilities — 0.3%
AGL Resources, Inc. (a)	509	21,510
Atmos Energy Corp.	391	13,040
Energen Corp.	308	15,400
National Fuel Gas Co.	349	19,398
ONEOK, Inc.	467	40,484
Questar Corp.	762	15,133
UGI Corp.	480	14,112

		139,077
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (b)	2,874	34,028
Calpine Corp. (b)	1,679	27,418
Constellation Energy Group, Inc.	814	32,292
GenOn Energy, Inc. (b)	3,479	9,080
NRG Energy, Inc. (b)	1,014	18,374

		121,192
Multi-Utilities — 1.4%
Alliant Energy Corp.	468	20,643
Ameren Corp.	1,054	34,919
Centerpoint Energy, Inc.	1,856	37,287
CMS Energy Corp. (a)	1,108	24,465
Consolidated Edison, Inc.	1,262	78,282
Dominion Resources, Inc.	2,484	131,851
DTE Energy Co.	738	40,184
Integrys Energy Group, Inc.	333	18,042
MDU Resources Group, Inc.	801	17,189
NiSource, Inc. (a)	1,222	29,096
NSTAR	436	20,475
OGE Energy Corp.	430	24,385
PG&E Corp.	1,716	70,734
Public Service Enterprise Group, Inc.	2,182	72,028

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	27

Schedule of Investments (continued)	Russell 1000 Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Utilities (concluded)
Multi-Utilities (concluded)
SCANA Corp. (a)	508	$22,890
Sempra Energy (a)	1,035	56,925
TECO Energy, Inc. (a)	913	17,475
Vectren Corp.	345	10,429
Wisconsin Energy Corp. (a)	1,021	35,694
Xcel Energy, Inc.	2,091	57,795

		820,788
Water Utilities — 0.1%
American Water Works Co., Inc.	771	24,564
Aqua America, Inc. (a)	596	13,142

		37,706
Total Utilities		2,214,294
Investment Companies — 0.0%
iShares Russell 1000 Index Fund (c)	1	69
Preferred Stocks
Consumer Discretionary — 0.0%
Orchard Supply Hardware Stores Corp., Series A, 0.00% (a)	6	23
Total Long-Term Investments (Cost — $58,104,050) — 97.9%		55,706,653

Short-Term Securities
Money Market Funds — 12.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)(e)	5,774,817	5,774,817
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)(e)	1,293,201	1,293,201

		7,068,018

	Par (000)
U.S. Treasury Obligations — 0.4%
U.S. Treasury Bill, 0.00%, 3/22/12 (f)(g)	$213	212,998
Total Short-Term Securities (Cost — $7,281,016) — 12.8%		7,281,016
Total Investments (Cost — $65,385,066*) — 110.7%		62,987,669
Liabilities in Excess of Other Assets — (10.7)%		(6,106,489)

Net Assets — 100.0%		$56,881,180

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$65,796,018

Gross unrealized appreciation	$2,132,603
Gross unrealized depreciation	(4,940,952)

Net unrealized depreciation	$(2,808,349)

(a)	Security, or a portion of security, is on loan.

(b)	Non-income producing security.
(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	5,774,817	[1]	—	5,774,817	$5,774,817	—	$4,790
BlackRock Cash Funds: Prime, SL Agency Shares	1,293,201	[1]	—	1,293,201	$1,293,201	—	$1,061
BlackRock Inc.	411		(47)	364	$64,879	$(1,823)	$1,187
iShares Russell 1000 Index Fund	6,319		(6,318)	1	$69	$(36,165)	$2,843
PNC Financial Services Group, Inc.	2,373		(101)	2,272	$131,026	$(733)	$1,140

[1]	Represents net shares activity.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(e)	Represents the current yield as of report date.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
2	S&P 400 Midcap Index	Chicago Mercantile	March 2012	$175,460	$3,435
15	S&P 500 Index	Chicago Mercantile	March 2012	$939,450	18,601
					$22,036

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

See Notes to Financial Statements.

28	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (concluded)	Russell 1000 Index Master Portfolio

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Long-Term Investments[1]:
Common Stocks	$55,706,538	$23	—	$55,706,561
Investment Companies	69	—	—	69
Preferred Stocks	—	23	—	23
Short-Term Securities:
Money Market Funds	7,068,018	—	—	7,068,018
U.S. Treasury Obligations	—	212,998	—	212,998

Total	$62,774,625	$213,044	—	$62,987,669

[1] See above Schedule of Investments for values in each industry.
	Derivative Financial Instruments[2]
Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Equity Contracts	$22,036	—	—	$22,036

Total	$22,036	—	—	$22,036

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	29

Statement of Assets and Liabilities	Master Investment Portfolio

December 31, 2011	Russell 1000 Index Master Portfolio

Assets
Investments at value — unaffiliated (including securities loaned of $4,959,183) (cost — $58,119,342)	$55,723,677
Investments at value — affiliated (cost — $7,265,724)	7,263,992
Dividends receivable	84,217
Receivable from advisor	5,229
Securities lending income receivable — affiliated	1,650
Interest receivable	12
Deferred offering costs	2,476
Prepaid expenses	314

Total assets	63,081,567

Liabilities
Collateral on securities loaned at value	5,116,649
Investments purchased payable	1,012,343
Margin variation payable	4,280
Trustees’ fees payable	809
Investment advisory fees payable	646
Custodian fees payable	4,178
Printing fees payable	1,001
Professional fees payable	57,978
Foreign taxes payable	3
Other accrued expenses payable	2,500

Total liabilities	6,200,387

Net Assets	$56,881,180

Net Assets Consist of
Investors’ capital	$59,256,541
Net unrealized appreciation/depreciation	(2,375,361)

Net Assets	$56,881,180

See Notes to Financial Statements.

30	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Statement of Operations	Master Investment Portfolio

Period March 31, 2011[1] to December 31, 2011	Russell 1000 Index Master Portfolio

Investment Income
Dividends — unaffiliated	$607,680
Foreign taxes withheld	(1,154)
Dividends — affiliated	5,170
Securities lending — affiliated	4,198
Income — affiliated	1,653

Total income	617,547

Expenses
Investment advisory	14,072
Professional	60,999
Printing	1,001
Independent Trustees	2,974
Custodian	21,169
Organization and offering costs	8,846
Miscellaneous	2,533

Total expenses	111,594
Less fees waived and/or reimbursed by advisor	(67,681)

Total expenses after fees waived and/or reimbursed	43,913

Net investment income	573,634

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(419,724)
Investments — affiliated	(38,721)
Financial futures contracts	(5,890)

(464,335)

Net change in unrealized appreciation/depreciation on:
Investments	(2,397,397)
Financial futures contracts	22,036

(2,375,361)

Total realized and unrealized loss	(2,839,696)

Net Decrease in Net Assets Resulting from Operations	$(2,266,062)

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	31

Statement of Changes in Net Assets	Master Investment Portfolio

Russell 1000 Index Master Portfolio
Increase (Decrease) in Net Assets:	Period March 31, 2011[1] to December 31, 2011

Operations
Net investment income	$573,634
Net realized loss	(464,335)
Net change in unrealized appreciation/depreciation	(2,375,361)

Net decrease in net assets resulting from operations	(2,266,062)

Capital Transactions
Proceeds from contributions	72,436,022
Value of withdrawals	(13,288,780)

Net increase in net assets derived from capital transactions	59,147,242

Net Assets
Total increase in net assets	56,881,180
Beginning of period	—

End of period	$56,881,180

[1]	Commencement of operations.

See Notes to Financial Statements.

32	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Financial Highlights	Master Investment Portfolio

	Russell 1000 Index Master Portfolio
	Period March 31, 2011[1] to December 31, 2011

Total Investment Return[2]
Total investment return	(4.68)%

Ratios to Average Net Assets[3]
Total expenses	0.40%	[4]

Total expenses after fees waived and/or reimbursed	0.16%

Net investment income	2.04%

Supplemental Data
Net assets, end of period (000)	$56,881

Portfolio turnover	10%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 0.40%.

See Notes to Financial Statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	33

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Russell 1000 Index Master Portfolio (the “Master Portfolio”) is a series of Master Investment Portfolio (“MIP”) and is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below

34	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	Master Investment Portfolio

the value of the original cash collateral received. During the period ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statements and disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Master Portfolio were expensed by the Master Portfolio and reimbursed by BlackRock Institutional Trust Company, N.A. (“BTC”). Offering costs associated with the establishment of the Master Portfolio are amortized over a 12-month period beginning with the commencement of operations. BTC reimbursed the Master Portfolio $8,846, which is shown as fees reimbursed by advisor in the Statement of Operations.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	35

Notes to Financial Statements (continued)	Master Investment Portfolio

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statements of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation*	$22,036
*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedules of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended December 31, 2011
Net Realized Loss from
Financial Futures Contracts
Equity contracts	$(5,890)

Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$22,036

For the period ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts - purchased	12
Average notional value of contracts - purchased	$751,192

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolios average daily net assets at an annual rate of 0.05%.

BFA contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses of certain feeder funds which invest its assets in the Master Portfolio. BFA has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to July 1, 2012 unless approved by the Board, including a majority of the independent trustees. For the period ended December 31, 2011, BFA waived $58,835, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”) an affiliate of BFA, as the securities lending agent. BIM may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolio retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending – affiliated in the Statement of Operations. For the period ended December 31, 2011, BTC received $2,260 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the period ended December 31, 2011, were $62,149,795 and $3,587,219, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the

36	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (concluded)	Master Investment Portfolio

Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	37

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock Russell 1000 Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period March 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

38	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Trustee, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	39

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

40	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02101	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	41

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

42	BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK RUSSELL 1000 INDEX FUND	DECEMBER 31, 2011	43

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#R1000-12/11

December 31, 2011

Annual Report

BlackRock ACWI ex-US Index Fund | of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011	BlackRock ACWI ex-US Index Fund

Investment Objective

BlackRock ACWI ex-US Index Fund’s (the “Fund”) investment objective is to match the performance of the MSCI All Country World ex-US Index (the “MSCI ACWI ex-US Index”) in U.S. dollars with net dividends as closely as possible before the deduction of Fund expenses.

Portfolio Management Commentary

How did the Fund perform?

•

For the period beginning with their initial trading date of June 30, 2011 through December 31, 2011, the Fund’s Institutional, Investor A and Class K Shares returned (18.05)%, (18.11)% and (18.04)%, respectively, while the benchmark MSCI ACWI ex-US Index returned (16.87)% for the same period. The MSCI ACWI ex-US Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging-market countries, excluding the United States.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in the ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters that left Japan with massive infrastructure damage, resulting in global supply chain disruptions. All the while, inflationary pressures persisted in developing countries. Nevertheless, the global economy continued to expand, although at a slower pace. Solid corporate profits, improving labor market conditions and reasonably upbeat leading indicators pushed most of the world’s equity markets forward.

•

After reaching their peak at the end of April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. Concurrently, it became evident that the pace of economic growth had slowed in the developed world. In the United States, a prolonged debt ceiling debate revealed the ineffectiveness of the nation’s policymakers and ultimately led to Standard & Poor’s decision to downgrade the US government’s credit rating in early August. This announcement was the catalyst that spurred one of the most volatile periods in equity trading history. Stock markets across the world swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

•

Equities rebounded in October as stronger economic data helped to calm fears of a global double-dip recession and European leaders demonstrated greater unity in their quest to stem the debt crisis. After months of deliberation, at last finance ministers agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan raised doubts among investors and thwarted the rally at the end of October. International equities generally declined through the final two months of the year as political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. Market volatility softened in December with the support of global central bank actions and improving economic data.

•

For the year, international equity markets underperformed US stocks due to a higher degree of uncertainty overseas. Emerging-market stocks underperformed both US and developed international markets as investors generally continue to perceive emerging-market equities as a higher-risk asset class. Given their proximity to the financially troubled euro zone, stock markets in emerging European countries were among the worst performers in 2011.

Describe recent portfolio activity.

•

During the period, as changes were made to the composition of the MSCI ACWI ex-US Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

•	The Master Portfolio uses futures contracts to gain equity exposure on the Master Portfolio’s cash balance, which had a positive impact on performance during the period.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

4	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

BlackRock ACWI ex-US Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]	The Fund invests all of its assets in the Master Portfolio.

[3]

The Index is a free float-adjusted market capitalization-weighted index designed to measure the combined equity market performance of developed and emerging-market countries, excluding the United States.

[4]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2011

Since Inception[5]
Institutional	(18.05)%
Investor A	(18.11)
Class K	(18.04)
MSCI ACWI ex-US Index	(16.87)

[5]	The Fund commenced operations on June 30, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	5

About Fund Performance	BlackRock ACWI ex-US Index Fund

•	Institutional and Class K Shares are not subject to any sales charge. These shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a share-

holder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and foreign currency exchange contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity and/or foreign currency exchange risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Disclosure of Expenses	BlackRock ACWI ex-US Index Fund

Shareholders of the Fund may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$819.50	$1.70	$1,000.00	$1,023.34	$1.89	0.37%
Investor A	$1,000.00	$818.90	$2.84	$1,000.00	$1,022.08	$3.16	0.62%
Class K	$1,000.00	$819.60	$1.47	$1,000.00	$1,023.59	$1.63	0.32%

[1]

Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the net expenses of both the Fund and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	7

Statement of Assets and Liabilities	BlackRock ACWI ex-US Index Fund

December 31, 2011

Assets
Investments at value — Master Portfolio (Cost — $19,674,848)	$16,236,645
Receivable from advisor	23,535
Deferred offering costs	78,387
Prepaid expenses	743

Total assets	16,339,310

Liabilities
Administration fees payable	1,386
Printing fees payable	24,999
Professional fees payable	18,499
Other accrued expenses payable	4,589

Total liabilities	49,473

Net Assets	$16,289,837

Net Assets Consist of
Paid-in capital	$19,979,226
Accumulated net investment loss	(20,624)
Accumulated net realized loss allocated from the Master Portfolio	(230,562)
Net unrealized appreciation/depreciation allocated from the Master Portfolio	(3,438,203)

Net Assets	$16,289,837

Net Asset Value
Institutional
Net Assets	$46,004

Shares outstanding[1]	5,657

Net asset value	$8.13

Investor A
Net Assets	$20,318

Shares outstanding[1]	2,500

Net asset value	$8.13

Class K
Net Assets	$16,223,515

Shares outstanding[1]	1,995,000

Net asset value	$8.13

[1]	Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

8	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Statement of Operations	BlackRock ACWI ex-US Index Fund

Period June 30, 2011[1] to December 31, 2011

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends — unaffiliated	$203,150
Dividends — affiliated	535
Income — affiliated	764
Expenses	(127,471)
Fees waived	99,311

Total income	176,289

Expenses
Organization and offering costs	65,628
Printing	25,000
Professional	20,400
Administration	8,681
Registration	871
Transfer agent — Institutional	33
Transfer agent — Investor A	36
Transfer agent — Class K	1,396
Service — Investor A	27
Miscellaneous	5,216

Total expenses	127,288
Less administration fees waived	(8,681)
Less transfer agent fees waived — Institutional	(2)
Less transfer agent fees waived — Investor A	(2)
Less transfer agent fees waived — Class K	(366)
Less transfer agent fees reimbursed — Institutional	(27)
Less transfer agent fees reimbursed — Investor A	(29)
Less transfer agent fees reimbursed — Class K	(1,022)
Less fees reimbursed by administrator	(117,115)

Total expenses after fees waived and reimbursed	44

Net investment income	176,245

Realized and Unrealized Loss Allocated from the Master Portfolio
Net realized loss from investments, financial futures contracts and foreign currency transactions	(345,155)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency transactions	(3,438,203)

Total realized and unrealized loss	(3,783,358)

Net Decrease in Net Assets Resulting from Operations	$(3,607,113)

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	9

Statement of Changes in Net Assets	BlackRock ACWI ex-US Index Fund

Increase (Decrease) in Net Assets:	Period June 30, 2011[1] to December 31, 2011

Operations
Net investment income	$176,245
Net realized loss	(345,155)
Net change in unrealized appreciation/depreciation	(3,438,203)

Net decrease in net assets resulting from operations	(3,607,113)

Dividends to Shareholders From
Net investment income:
Institutional	(102)
Investor A	(93)
Class K	(82,081)
Tax return of capital:
Institutional	(56)
Investor A	(51)
Class K	(45,667)

Decrease in net assets resulting from dividends to shareholders	(128,050)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	20,025,000

Net Assets
Total increase in net assets	16,289,837
Beginning of period	—

End of period	$16,289,837

Accumulated net investment loss	$(20,624)

[1]	Commencement of operations.

See Notes to Financial Statements.

10	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Financial Highlights	BlackRock ACWI ex-US Index Fund

Institutional
Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.08
Net realized and unrealized loss	(1.89)

Net decrease from investment operations	(1.81)

Dividends and distributions from:
Net investment income	(0.04)
Tax return of capital	(0.02)

Total dividends and distributions	(0.06)

Net asset value, end of period	$8.13

Total Investment Return[3,4]
Based on net asset value	(18.05)%

Ratios to Average Net Assets[5,6,7]
Total expenses	2.04% [8]

Total expenses after fees waived	0.37%

Net investment income	1.78%

Supplemental Data
Net assets, end of period (000)	$46

Portfolio turnover of the Master Portfolio	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 2.08%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	11

Financial Highlights (continued)	BlackRock ACWI ex-US Index Fund

Investor A
Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.08
Net realized and unrealized loss	(1.89)

Net decrease from investment operations	(1.81)

Dividends and distributions from:
Net investment income	(0.04)
Tax return of capital	(0.02)

Total dividends and distributions	(0.06)

Net asset value, end of period	$8.13

Total Investment Return[3,4]
Based on net asset value	(18.11)%

Ratios to Average Net Assets[5,6,7]
Total expenses	2.30% [8]

Total expenses after fees waived	0.62%

Net investment income	1.74%

Supplemental Data
Net assets, end of period (000)	$20

Portfolio turnover of the Master Portfolio	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Aggregate total investment return.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 2.36%.

See Notes to Financial Statements.

12	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Financial Highlights (concluded)	BlackRock ACWI ex-US Index Fund

Class K
Period June 30, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.09
Net realized and unrealized loss	(1.90)

Net decrease from investment operations	(1.81)

Dividends and distributions from:
Net investment income	(0.04)
Tax return of capital	(0.02)

Total dividends and distributions	(0.06)

Net asset value, end of period	$8.13

Total Investment Return[3,4]
Based on net asset value	(18.04)%

Ratios to Average Net Assets[5,6,7]
Total expenses	1.73% [8]

Total expenses after fees waived	0.32%

Net investment income	2.03%

Supplemental Data
Net assets, end of period (000)	$16,224

Portfolio turnover of the Master Portfolio	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Aggregate total investment return.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 1.14%.

[8]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 1.79%.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	13

Notes to Financial Statements	BlackRock ACWI ex-US Index Fund

1. Organization and Significant Accounting Policies:

BlackRock ACWI ex-US Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2011 was 37.28%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Fund commenced operations on June 30, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Fund were expensed by the Fund and reimbursed by BlackRock Institutional Trust Company, N.A. (the “Administrator” or “BTC”). Offering costs associated with the establishment of the Fund are amortized over a 12-month period beginning with the commencement of operations. The Administrator reimbursed the Fund $65,628 which is included in fees reimbursed by administrator in the Statement of Operations.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Fund, entered into an Administration Agreement with the Administrator, an indirect, wholly owned subsidiary of BlackRock, to provide administrative services (other than investment advice and related portfolio activities). For such services, the Fund pays the Administrator a monthly fee at an annual rate of 0.10% of the average daily value of the Fund’s net assets. The Fund does not pay an investment advisory fee or investment management fee.

14	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock ACWI ex-US Index Fund

BlackRock Fund Advisors (“BFA”), the investment advisor for the Master Portfolio, and BTC contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. BFA and BTC have agreed not to reduce or discontinue this contractual waiver or reimbursement prior to July 1, 2012 unless approved by the Board, including a majority of the independent trustees. These amounts are shown as fees waived by administrator and transfer agent fees reimbursed, respectively, in the Statement of Operations. The expense limitation as a percentage of average daily net assets are as follows: 0.40% for Institutional, 0.65% for Investor A and 0.35% for Class K.

If during the Fund’s fiscal year the operating expenses of a share class, that at any time during the prior two fiscal years received a waiver or reimbursement from BFA or BTC, as applicable, are less than the expense limit for that share class, the share class is required to repay BFA or BTC up to the lesser of (a) the amount of fees waived or expenses reimbursed during those prior two fiscal years under the agreement and (b) the amount by which the expense limit for that share class exceeds the operating expenses of the share class for the current fiscal year, provided that: (1) the Fund has more than $50 million in assets and (2) BFA, BTC or an affiliate serves as the Fund’s investment advisor or administrator. In the event the expense limit for a share class is changed subsequent to a fiscal year in which BFA or BTC becomes entitled to reimbursement for fees waived or reimbursed, the amount available to reimburse BFA or BTC shall be calculated by reference to the expense limit for that share class in effect at the time BFA or BTC became entitled to receive such reimbursement, rather than the subsequently changed expense limit for that share class.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

The Administrator maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the period ended December 31, 2011, the Fund reimbursed the Administrator the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations: $27 for Institutional, $29 for Investor A and $1,022 for the Class K Shares.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions were reclassified to the following accounts:

Accumulated net investment loss	$(114,593)
Accumulated net realized loss	$114,593

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

12/31/2011
Ordinary income	$82,276
Tax return of capital	$45,774

Total	$128,050

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(237,641)
Net unrealized losses*	(3,295,686)
Qualified late-year losses**	(156,062)

Total	$(3,689,389)

*	The difference between book-basis and tax-basis net unrealized losses was attributable to timing and character of income from a partnership.
**	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had a capital loss carryforward available to offset future realized capital gains. The capital loss carryforward has no expiration date.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	15

Notes to Financial Statements (concluded)	BlackRock ACWI ex-US Index Fund

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Period June 30, 2011[1] to December 31, 2011
	Shares	Amount
Institutional
Shares sold	5,657	$50,000

Net increase	5,657	$50,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	1,995,000	$19,950,000

Net increase	1,995,000	$19,950,000

[1]	Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

16	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	BlackRock ACWI ex-US Index Fund

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock ACWI ex-US Index Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial state-

ments in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2011:

	Payable Dates
Qualified Dividend Income for Individuals	10/3/2011	100%
Foreign Taxes Paid Per Share	10/3/2011	$0.011292

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	17

Master Portfolio Information as of December 31, 2011	BlackRock ACWI ex-US Index Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

iShares S&P India Nifty 50 Index Fund	1%
Nestle SA	1
Vodafone Group Plc	1
BP Plc	1
HSBC Holdings Plc	1
Novartis AG	1
Royal Dutch Shell Plc, Class A	1
Roche Holding AG	1
GlaxoSmithKline Plc	1
BHP Billiton Ltd.	1

Geographic Allocation	Percent of Long-Term Investments

Japan	16%
United Kingdom	16
Canada	8
France	6
Switzerland	6
Australia	6
Germany	5
China	4
Brazil	3
South Korea	3
Taiwan	2
Spain	2
Sweden	2
Hong Kong	2
South Africa	2
Netherlands	2
Italy	2
Other[1]	13

[1]

Other includes a 1% or less holding in each of the following countries: Russia, India, Singapore, Mexico, Malaysia, Denmark, Indonesia, Belgium, Norway, Finland, Thailand, Israel, Chile, Poland, Turkey, Colombia, Ireland, Philippines, Peru, Austria, Portugal, New Zealand, Czech Republic, Hungary, Egypt, Greece and Morocco.

18	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Australia — 5.7%
AGL Energy Ltd.	1,399	$20,470
Alumina Ltd.	6,196	7,094
Amcor Ltd.	3,417	25,155
AMP Ltd.	9,593	39,865
Asciano Ltd.	2,424	11,139
ASX Ltd.	776	24,223
Australia & New Zealand Banking Group Ltd.	7,908	165,632
Bendigo & Adelaide Bank Ltd.	1,133	9,273
BHP Billiton Ltd.	9,784	345,362
Boral Ltd.	3,128	11,486
Brambles Ltd.	4,432	32,359
Caltex Australia Ltd.	475	5,704
Campbell Brothers Ltd.	206	10,315
CFS Retail Property Trust	5,470	9,419
Coca-Cola Amatil Ltd.	1,737	20,409
Cochlear Ltd.	171	10,860
Commonwealth Bank of Australia	4,654	233,777
Computershare Ltd.	1,207	9,866
Crown Ltd.	1,176	9,701
CSL Ltd.	1,731	56,436
Dexus Property Group	11,570	9,805
Echo Entertainment Group Ltd. (a)	3,642	13,355
Fairfax Media Ltd.	4,978	3,667
Fortescue Metals Group Ltd.	4,867	21,291
Goodman Group	16,401	9,536
GPT Group	4,027	12,622
Harvey Norman Holdings Ltd.	2,362	4,409
Iluka Resources Ltd.	1,210	19,165
Incitec Pivot Ltd.	6,262	19,879
Insurance Australia Group Ltd.	6,420	19,558
James Hardie Industries SE	866	6,037
Leighton Holdings Ltd.	608	11,819
Lend Lease Group	1,285	9,410
Lynas Corp. Ltd. (a)	4,554	4,866
Macquarie Group Ltd.	1,163	28,241
Metcash Ltd.	2,942	12,130
Mirvac Group	8,597	10,358
National Australia Bank Ltd.	6,627	157,865
Newcrest Mining Ltd.	2,411	73,476
OneSteel Ltd.	2,709	1,937
Orica Ltd.	1,086	26,872
Origin Energy Ltd.	3,117	42,505
OZ Minerals Ltd.	911	9,319
Qantas Airways Ltd. (a)	2,620	3,900
QBE Insurance Group Ltd.	3,551	46,995
QR National Ltd.	5,059	17,672
Ramsay Health Care Ltd.	270	5,314
Rio Tinto Ltd.	1,260	77,678
Santos Ltd.	2,782	34,816
Sims Metal Management Ltd.	291	3,769
Sonic Healthcare Ltd.	896	10,328
SP AusNet	5,585	5,360
Stockland	9,271	30,286
Suncorp Group Ltd.	3,533	30,197
Sydney Airport	2,008	5,458
Tabcorp Holdings Ltd.	1,500	4,178
Tatts Group Ltd.	6,193	15,437
Telstra Corp. Ltd.	12,357	42,026
Toll Holdings Ltd.	2,736	11,781
Transurban Group	3,989	22,911

Common Stocks	Shares	Value

Australia (concluded)
Wesfarmers Ltd.	3,009	$90,642
Westfield Group	6,690	53,375
Westfield Retail Trust	8,857	22,572
Westpac Banking Corp.	9,106	185,892
Woodside Petroleum Ltd.	1,930	60,415
Woolworths Ltd.	3,733	95,820
WorleyParsons Ltd.	605	15,843

		2,479,332
Austria — 0.1%
Erste Group Bank AG	474	8,321
IMMOFINANZ AG (a)	2,993	8,971
OMV AG	428	12,965
Raiffeisen International Bank Holding AG	104	2,692
Telekom Austria AG	1,002	11,987
Verbund AG	117	3,137
Vienna Insurance Group AG	97	3,831
Voestalpine AG	341	9,554

		61,458
Belgium — 0.6%
Ageas	5,234	8,086
Anheuser-Busch InBev NV	2,409	147,029
Bekaert SA	66	2,108
Belgacom SA	489	15,301
Colruyt SA	222	8,387
Delhaize Group SA	314	17,601
Groupe Bruxelles Lambert SA	265	17,629
KBC Groep NV	376	4,701
Mobistar SA	67	3,498
Solvay SA	173	14,202
UCB SA	407	17,075
Umicore SA	378	15,525

		271,142
Brazil — 3.4%
AES Tiete SA, Preference Shares	400	5,764
ALL - America Latina Logistica SA	2,300	11,468
Amil Participacoes SA	600	5,285
Anhanguera Educacional Participacoes SA	200	2,155
Banco Bradesco SA, Preference Shares	5,900	97,266
Banco do Brasil SA	2,100	26,683
Banco do Estado do Rio Grande do Sul, Preference Shares	400	4,289
Banco Santander (Brasil) SA	2,200	17,645
BM&F Bovespa SA	6,500	34,151
BR Malls Participacoes SA	1,000	9,715
Bradespar SA, Preference Shares	600	10,194
Brasil Telecom SA, Preference Shares	500	2,917
Braskem SA, Preference ‘A’ Shares	400	2,745
BRF - Brasil Foods SA	2,000	39,051
CCR SA	3,200	20,964
Centrais Eletricas Brasileiras SA	1,000	9,564
Centrais Eletricas Brasileiras SA, Preference ‘B’ Shares	700	10,076
CETIP Balcao Organizado de Ativos e Derivativos SA	800	11,559
Cielo SA	800	20,673
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, Preference Shares	300	10,776
Companhia de Bebidas das Americas, Preference Shares	2,200	79,378
Companhia de Saneamento Basico do Estado de Sao Paulo (a)	400	11,158

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	19

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Brazil (concluded)
Companhia Energetica de Minas Gerais, Preference Shares	1,300	$23,188
Companhia Energetica de Sao Paulo, Preference ‘B’ Shares	300	5,316
Companhia Hering SA	200	3,481
Companhia Paranaense de Energia, Preference ‘B’ Shares	200	4,171
Companhia Siderurgica Nacional SA	2,000	16,062
Cosan SA Industria e Comercio	300	4,343
CPFL Energia SA	700	9,765
Cyrela Brazil Realty SA	500	3,978
Diagnosticos da America SA	400	3,324
Duratex SA	600	2,869
EcoRodovias Infraestrutura e Logistica SA	700	5,235
EDP - Energias do Brasil SA	300	6,675
Eletropaulo Metropolitana Eletricidade de Sao Paulo SA, Preference Shares	200	3,914
Embraer SA	1,500	9,457
Fibria Celulose SA	400	2,974
Gerdau SA, Preference Shares	2,200	17,102
HRT Participacoes em Petroleo SA (a)	100	30,452
Hypermarcas SA	500	2,279
Itau Unibanco Holding SA, Preference Shares	6,900	125,737
Itausa - Investimentos Itau SA, Preference Shares	8,400	50,799
JBS SA (a)	2,400	7,823
Klabin SA, Preference Shares	1,400	6,005
Localiza Rent a Car SA	300	4,117
Lojas Americanas SA, Preference Shares	500	3,833
Lojas Renner SA	300	7,786
Metalurgica Gerdau SA, Preference Shares	1,500	14,403
MRV Engenharia e Participacoes SA	600	3,442
Multiplan Empreendimentos Imobiliarios SA	300	6,155
Natura Cosmeticos SA	500	9,720
Odontoprev SA	300	4,278
OGX Petroleo e Gas Participacoes SA (a)	4,000	29,208
PDG Realty SA Empreendimentos e Participacoes	2,900	9,173
Petroleo Brasileiro SA	8,800	108,511
Petroleo Brasileiro SA, Preference Shares	13,000	149,776
Porto Seguro SA	300	3,426
Raia Drogasil SA	1,000	6,953
Redecard SA	1,200	18,779
Souza Cruz SA	900	11,054
TAM SA, Preference Shares	300	5,742
Tele Norte Leste Participacoes SA, Preference Shares	1,400	13,180
Telefonica Brasil SA, Preference Shares	900	25,042
Tim Participacoes SA	1,940	9,610
Totvs SA	300	5,349
Tractebel Energia SA	300	4,819
Ultrapar Participacoes SA	1,100	18,877
Usinas Siderurgicas de Minas Gerais SA	300	2,758
Usinas Siderurgicas de Minas Gerais SA, Preference ‘A’ Shares	1,500	8,162
Vale SA	4,000	84,600
Vale SA, Preference ‘A’ Shares	6,000	121,657

		1,478,835
Canada — 8.1%
Agnico-Eagle Mines Ltd.	518	18,839
Agrium, Inc.	453	30,406
Alimentation Couche Tard, Inc.	354	11,015

Common Stocks	Shares	Value

Canada (continued)
ARC Resources Ltd.	828	$20,400
Athabasca Oil Sands Corp. (a)	800	9,808
Bank of Montreal	1,877	102,956
Bank of Nova Scotia	3,205	159,912
Barrick Gold Corp.	3,067	138,937
Baytex Energy Corp.	345	19,293
BCE, Inc.	791	32,975
Bell Aliant, Inc.	174	4,883
Bombardier, Inc.	6,064	24,167
Bonavista Energy Corp.	399	10,210
Brookfield Asset Management Inc., Class A	1,708	47,011
Brookfield Office Properties, Inc.	605	9,484
CAE, Inc.	377	3,660
Cameco Corp.	1,202	21,722
Canadian Imperial Bank of Commerce	1,214	87,932
Canadian National Railway Co.	1,404	110,459
Canadian Natural Resources Ltd.	3,345	125,263
Canadian Oil Sands Ltd.	1,339	30,559
Canadian Pacific Railway Ltd.	743	50,331
Canadian Tire Corp. Ltd., Class A	206	13,326
Canadian Utilities Ltd.	288	17,397
Cenovus Energy, Inc.	2,350	78,037
Centerra Gold, Inc.	561	9,912
CGI Group Inc., Class A (a)	541	10,196
CI Financial Corp.	469	9,714
Crescent Point Energy Corp.	782	34,466
Eldorado Gold Corp.	1,591	21,895
Empire Co. Ltd.	98	5,686
Enbridge, Inc.	2,279	85,209
Encana Corp.	2,150	39,866
Enerplus Corp.	400	10,150
Fairfax Financial Holdings Ltd.	57	24,451
Finning International, Inc.	440	9,593
First Quantum Minerals Ltd.	1,412	27,790
Fortis, Inc.	823	26,958
Franco-Nevada Corp.	401	15,265
George Weston Ltd.	146	9,758
Gildan Activewear, Inc.	336	6,319
Goldcorp, Inc.	2,511	111,433
Great-West Lifeco, Inc.	876	17,541
H&R Real Estate Investment Trust	345	7,877
Husky Energy, Inc.	899	21,664
IAMGOLD Corp.	1,107	17,582
IGM Financial, Inc.	381	16,541
Imperial Oil Ltd.	872	38,852
Industrial Alliance Insurance & Financial Services, Inc.	316	8,155
Inmet Mining Corp.	217	13,952
Intact Financial Corp.	407	23,383
Ivanhoe Mines Ltd. (a)	878	15,591
Kinross Gold Corp.	3,286	37,513
Loblaw Cos. Ltd.	293	11,067
Magna International Inc., Class A	673	22,461
Manulife Financial Corp.	5,071	54,008
MEG Energy Corp. (a)	300	12,241
Metro Inc., Class A	255	13,517
National Bank of Canada	503	35,619
New Gold, Inc. (a)	1,540	15,540
Nexen, Inc.	1,518	24,154
Niko Resources Ltd.	81	3,835
Onex Corp.	297	9,673

See Notes to Financial Statements.

20	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Canada (concluded)
Open Text Corp. (a)	176	$9,023
Osisko Mining Corp. (a)	762	7,360
Pacific Rubiales Energy Corp.	819	15,058
Pan American Silver Corp.	169	3,696
Pembina Pipeline Corp.	395	11,500
Pengrowth Energy Corp.	927	9,791
Penn West Petroleum Ltd.	1,334	26,438
Potash Corp. of Saskatchewan, Inc.	2,639	109,083
Power Corp. of Canada	1,045	24,434
Power Financial Corp.	757	18,978
Precision Drilling Corp. (a)	546	5,627
Progress Energy Resources Corp.	357	4,640
Research In Motion Ltd. (a)	1,467	21,312
RioCan Real Estate Investment Trust	387	10,040
Ritchie Bros Auctioneers, Inc.	193	4,244
Rogers Communications, Inc., Class B	1,196	46,079
Royal Bank of Canada	4,286	218,686
Saputo, Inc.	534	20,458
Shaw Communications, Inc., Class B	1,193	23,714
Shoppers Drug Mart Corp.	623	25,158
Silver Wheaton Corp.	977	28,291
SNC-Lavalin Group, Inc.	681	34,145
Sun Life Financial, Inc.	1,585	29,405
Suncor Energy, Inc.	4,892	141,082
Talisman Energy, Inc.	2,821	35,943
Teck Resources Ltd., Class B	1,711	60,311
TELUS Corp.	644	34,540
Thomson Reuters Corp.	1,198	32,021
Tim Hortons, Inc.	482	23,354
TMX Group, Inc.	277	11,336
The Toronto-Dominion Bank	2,629	196,875
Tourmaline Oil Corp. (a)	400	10,456
TransAlta Corp.	524	10,812
TransCanada Corp.	2,137	93,409
Valeant Pharmaceuticals International, Inc. (a)	823	38,502
Vermilion Energy, Inc.	221	9,842
Viterra, Inc.	965	10,173
Yamana Gold, Inc.	2,124	31,315

		3,505,540
Chile — 0.4%
AES Gener SA	13,363	7,118
Banco de Chile	69,913	9,500
Banco de Credito e Inversiones	145	8,035
Banco Santander Chile	262,814	18,926
CAP SA	213	7,784
Cencosud SA	2,162	12,515
Cia Cervecerias Unidas SA	633	8,285
Colbun SA	19,834	5,072
Corpbanca	490,251	6,313
E.CL SA, Class S	2,608	6,930
Empresa Nacional de Electricidad SA	8,344	12,304
Empresas CMPC SA	2,444	8,972
Empresas COPEC SA	1,238	16,536
Enersis SA	34,164	12,010
ENTEL Chile SA	255	4,771
Lan Airlines SA	340	7,979
SACI Falabella	920	7,153

Common Stocks	Shares	Value

Chile (concluded)
Sociedad Quimica y Minera de Chile SA, Preference ‘B’ Shares	344	$18,517

		178,720
China — 3.9%
Agile Property Holdings Ltd.	4,000	3,562
Agricultural Bank of China Ltd., Class H	48,000	20,548
Air China Ltd., Class H	4,000	2,943
Alibaba.com Ltd. (a)	3,000	3,091
Aluminum Corp. of China Ltd., Class H	6,000	2,595
Anhui Conch Cement Co. Ltd., Class H	3,000	8,852
Bank of China Ltd., Class H	217,000	79,573
Bank of Communications Co. Ltd., Class H	22,700	15,793
Beijing Enterprises Holdings Ltd.	1,000	5,987
Belle International Holdings Ltd.	15,000	26,059
Brilliance China Automotive Holdings Ltd. (a)	4,000	4,292
Byd Co. Ltd., Class H (a)	1,500	3,243
China Agri-Industries Holdings Ltd.	5,000	3,793
China BlueChemical Ltd., Class H	6,000	4,533
China Citic Bank Corp. Ltd., Class H	23,000	12,882
China Coal Energy Co. Ltd., Class H	11,000	11,808
China Communications Construction Co. Ltd., Class H	10,000	7,792
China Construction Bank Corp., Class H	181,000	125,724
China COSCO Holdings Co. Ltd., Class H	6,500	3,183
China Life Insurance Co. Ltd., Class H	24,000	59,149
China Longyuan Power Group Corp., Class H	5,000	3,899
China Mengniu Dairy Co. Ltd.	3,000	7,007
China Merchants Bank Co. Ltd., Class H	10,500	21,101
China Merchants Holdings International Co. Ltd.	6,000	17,354
China Minsheng Banking Corp. Ltd., Class H	24,000	20,728
China Mobile Ltd.	19,500	189,454
China National Building Material Co. Ltd., Class H	8,000	9,020
China Oilfield Services Ltd., Class H	6,000	9,435
China Overseas Land & Investment Ltd.	12,000	19,915
China Pacific Insurance Group Co. Ltd., Class H	4,800	13,619
China Petroleum & Chemical Corp., Class H	52,000	54,588
China Railway Construction Corp. Ltd.	4,500	2,469
China Railway Group Ltd.	9,000	2,803
China Resources Cement Holdings Ltd.	6,000	4,449
China Resources Enterprise Ltd.	4,000	13,692
China Resources Land Ltd.	8,000	12,796
China Resources Power Holdings Co. Ltd.	4,000	7,702
China Shanshui Cement Group Ltd.	4,000	2,645
China Shenhua Energy Co. Ltd., Class H	10,500	45,405
China Taiping Insurance Holdings Co. Ltd. (a)	2,200	4,069
China Telecom Corp. Ltd., Class H	46,000	26,164
China Unicom Hong Kong Ltd.	18,000	37,947
China Vanke Co. Ltd.	3,000	2,960
China Yurun Food Group Ltd.	2,000	2,614
Chongqing Rural Commercial Bank (a)	25,000	12,880
Citic Pacific Ltd.	2,000	3,592
CNOOC Ltd.	52,000	90,675
COSCO Pacific Ltd.	6,000	6,988
Country Garden Holdings Co. Ltd.	12,000	4,483
CSR Corp. Ltd.	5,000	2,845
Daphne International Holdings Ltd.	6,000	6,665
Dongfang Electric Corp. Ltd.	2,200	6,500
Dongfeng Motor Group Co. Ltd., Class H	8,000	13,660
ENN Energy Holdings Ltd.	2,000	6,403
Evergrande Real Estate Group Ltd.	29,000	11,933

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	21

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

China (concluded)
Foxconn International Holdings Ltd. (a)	10,000	$6,431
GCL-Poly Energy Holdings Ltd.	10,000	2,776
Golden Eagle Retail Group Ltd.	3,000	6,324
GOME Electrical Appliances Holding Ltd.	30,000	6,901
Great Wall Motor Co. Ltd.	4,500	6,544
Guangzhou Automobile Group Co. Ltd., Class H	4,000	3,328
Hengan International Group Co. Ltd.	2,000	18,647
Hengdeli Holdings Ltd.	8,000	2,604
Huabao International Holdings Ltd.	5,000	2,547
Huaneng Power International, Inc., Class H	10,000	5,298
Industrial & Commercial Bank of China Ltd., Class H	209,000	123,447
Inner Mongolia Yitai Coal Co.	2,300	11,413
Intime Department Store Group Co. Ltd.	4,500	4,592
Jiangsu Expressway Co. Ltd.	10,000	9,177
Jiangxi Copper Co. Ltd., Class H	3,000	6,437
Kingboard Chemical Holdings Ltd.	1,000	2,950
Kunlun Energy Co. Ltd.	6,000	8,508
Lenovo Group Ltd.	14,000	9,313
Longfor Properties Co. Ltd.	3,500	3,944
Parkson Retail Group Ltd.	3,500	4,286
PetroChina Co. Ltd., Class H	64,000	79,477
PICC Property & Casualty Co. Ltd., Class H	8,800	11,841
Ping An Insurance (Group) Co. of China Ltd., Class H	7,000	45,925
Renhe Commercial Holdings Co. Ltd.	26,000	2,968
Semiconductor Manufacturing International Corp. (a)	107,000	5,141
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	4,000	3,593
Shanghai Electric Group Co. Ltd., Class H	10,000	4,611
Shanghai Industrial Holdings Ltd.	1,000	2,766
Shimao Property Holdings Ltd.	4,000	3,401
Shougang Fushan Resources Group Ltd.	8,000	2,698
Sinopharm Group Co. Ltd., Class H	1,600	3,834
Soho China Ltd.	10,000	6,639
Tencent Holdings Ltd.	3,000	60,070
Tingyi Cayman Islands Holding Corp.	6,000	18,174
Tsingtao Brewery Co. Ltd.	2,000	11,054
Want Want China Holdings Ltd.	16,000	15,937
Weichai Power Co. Ltd., Class H	1,000	4,906
Wumart Stores, Inc.	3,000	6,255
Yanzhou Coal Mining Co. Ltd., Class H	6,000	12,740
Zhaojin Mining Industry Co. Ltd., Class H	2,500	3,965
Zhongsheng Group Holdings Ltd.	3,000	4,981
Zhuzhou CSR Times Electric Co. Ltd.	1,000	2,183
Zijin Mining Group Co. Ltd., Class H	20,000	7,480
Zoomlion Heavy Industry Science and Technology Co. Ltd., Class H	2,600	2,780
ZTE Corp., Class H	1,400	4,373

		1,677,120
Colombia — 0.2%
Almacenes Exito SA	460	6,042
BanColombia SA	1,106	16,249
BanColombia SA, Preference Shares	790	11,256
Cementos Argos SA	2,607	14,605
Corp. Financiera Colombiana SA	303	5,289
Ecopetrol SA	12,871	27,986
Grupo de Inversiones Suramericana SA	572	9,177
Interconexion Electrica SA	707	4,085
Inversiones Argos SA	459	3,983

		98,672

Common Stocks	Shares	Value

Czech Republic — 0.1%
CEZ AS	615	$24,467
Komercni Banka AS	29	4,888
Telefonica Czech Republic AS	238	4,615

		33,970
Denmark — 0.7%
AP Moller - Maersk A/S, Class A	5	32,888
AP Moller - Maersk A/S, Class B	2	12,423
Carlsberg A/S, Class B	337	23,729
Coloplast A/S, Class B	69	9,901
Danske Bank A/S (a)	2,041	25,790
DSV A/S	508	9,078
Novo Nordisk A/S, Class B	1,297	149,004
Novozymes AS	680	20,949
TDC A/S	1,407	11,268
Tryg AS	93	5,152
Vestas Wind Systems A/S (a)	521	5,603
William Demant Holding A/S (a)	59	4,894

		310,679
Egypt — 0.1%
Commercial International Bank SAE	1,034	3,216
Orascom Construction Industries	510	17,111
Orascom Telecom Holding SAE (a)	7,258	3,586

		23,913
Finland — 0.5%
Elisa OYJ	495	10,306
Fortum OYJ	1,243	26,473
Kesko OYJ, Class B	113	3,788
Kone OYJ, Class B	457	23,659
Metso OYJ	328	12,114
Neste Oil OYJ	334	3,359
Nokia OYJ	11,006	53,058
Nokian Renkaat OYJ	271	8,701
Orion OYJ, Class B	208	4,041
Pohjola Bank Plc	426	4,128
Sampo OYJ	1,300	32,157
Sanoma OYJ	739	8,458
Stora Enso OYJ, Class R	1,551	9,238
UPM-Kymmene OYJ	2,133	23,375
Wartsila OYJ, Class B	439	12,627

		235,482
France — 5.9%
Accor SA	346	8,720
Aeroports de Paris	126	8,619
Air Liquide SA	870	107,425
Alcatel-Lucent (a)	9,509	14,777
ALSTOM SA	695	20,996
ArcelorMittal	2,668	48,479
Arkema SA	132	9,275
AtoS	96	4,194
AXA SA	5,395	69,737
BNP Paribas SA	2,996	116,662
Bouygues SA	607	19,091
Bureau Veritas SA	126	9,152
Cap Gemini SA	355	11,037
Carrefour SA	1,740	39,588
Casino Guichard-Perrachon SA	137	11,520
Christian Dior SA	165	19,476

See Notes to Financial Statements.

22	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

France (concluded)
CNP Assurances SA	635	$7,861
Compagnie de Saint-Gobain	1,208	46,177
Compagnie Generale d’Optique Essilor International SA	604	42,577
Compagnie Generale de Geophysique-Veritas (a)	418	9,703
Compagnie Generale des Etablissements Michelin, Class B	546	32,171
Credit Agricole SA	3,283	18,394
Danone SA	1,774	111,323
Dassault Systemes SA	196	15,657
Edenred SA	374	9,174
EDF SA	751	18,223
Eiffage SA	81	1,952
Eurazeo	73	2,588
European Aeronautic Defence & Space Co. N.V.	1,168	36,370
Eutelsat Communications SA	238	9,270
Fonciere Des Regions	218	13,947
France Telecom SA	5,867	91,828
GDF Suez	3,757	102,089
Gecina SA	37	3,101
Groupe Eurotunnel SA	1,243	8,433
Icade	42	3,291
Iliad SA	38	4,677
Imerys SA	75	3,440
JCDecaux SA (a)	164	3,765
Klepierre	300	8,524
L’Oreal SA	733	76,342
Lafarge SA	705	24,680
Lagardere SCA	326	8,583
Legrand SA	679	21,749
LVMH Moet Hennessy Louis Vuitton SA	780	109,874
Natixis	2,614	6,532
Neopost SA	62	4,169
Pernod Ricard SA	581	53,777
Peugeot SA	409	6,371
PPR SA	216	30,832
Publicis Groupe SA	471	21,616
Renault SA	713	24,622
Safran SA	550	16,448
Sanofi	3,458	252,772
Schneider Electric SA	1,422	74,344
SCOR SE	409	9,537
SES SA	909	21,777
Societe BIC SA	54	4,777
Societe Generale SA	2,002	44,195
Societe Television Francaise 1	291	2,831
Sodexo	283	20,255
Suez Environnement SA	655	7,525
Technip SA	336	31,500
Thales SA	274	8,625
Total SA	6,358	324,435
Unibail-Rodamco SE	310	55,482
Vallourec SA	363	23,449
Veolia Environnement SA	873	9,565
Vinci SA	1,581	68,818
Vivendi SA	3,950	86,227
Wendel SA	152	10,090

		2,585,082
Germany — 5.2%
Adidas AG	612	39,763

Common Stocks	Shares	Value

Germany (concluded)
Allianz SE	1,345	$128,453
Axel Springer AG	107	4,592
BASF SE	2,747	191,242
Bayer AG Registered	2,519	160,872
Bayerische Motoren Werke AG	1,005	67,182
Bayerische Motoren Werke AG, Preference Shares	181	8,546
Beiersdorf AG	291	16,491
Brenntag AG	125	11,624
Celesio AG	266	4,207
Commerzbank AG (a)	12,207	20,545
Continental AG (a)	279	17,325
Daimler AG	2,760	120,911
Deutsche Bank AG	2,900	109,913
Deutsche Boerse AG (a)	535	28,001
Deutsche Post AG	2,664	40,957
Deutsche Telekom AG	8,454	96,975
E.ON AG	5,421	116,823
Fraport AG Frankfurt Airport Services Worldwide	64	3,145
Fresenius Medical Care AG & Co. KGaA	598	40,619
Fresenius SE & Co. KGaA	349	32,273
GEA Group AG	672	18,971
Hannover Rueckversicherung AG	207	10,257
HeidelbergCement AG	545	23,083
Henkel AG & Co. KGaA	368	17,804
Henkel AG & Co. KGaA, Preference Shares	504	29,055
Hochtief AG	160	9,238
Infineon Technologies AG	3,237	24,311
K+S AG	537	24,220
Kabel Deutschland Holding AG (a)	286	14,499
Lanxess AG	304	15,701
Linde AG	526	78,170
Lufthansa Airlines	627	7,458
MAN SE	206	18,298
Merck KGaA	210	20,913
Metro AG	460	16,773
Muenchener Rueckversicherungs AG	535	65,560
Porsche Automobil Holding SE, Preference Shares	459	24,504
ProSiebenSat.1 Media AG, Preference Shares	190	3,462
RWE AG	1,557	54,656
RWE AG, Non-Voting Preference Shares	103	3,389
Salzgitter AG	71	3,541
SAP AG	2,735	144,659
Siemens AG Registered	2,493	238,520
Suedzucker AG	148	4,715
ThyssenKrupp AG	1,191	27,325
United Internet AG	249	4,438
Volkswagen AG	104	13,923
Volkswagen AG, Preference Shares	450	67,280
Wacker Chemie AG	25	2,008

		2,247,190
Greece — 0.0%
Coca Cola Hellenic Bottling Co. SA (a)	464	7,957
Hellenic Telecommunications Organization SA	570	2,117
National Bank of Greece SA (a)	2,320	4,796
OPAP SA	340	2,992

		17,862
Hong Kong — 1.9%
AIA Group Ltd.	27,800	86,539

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	23

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Hong Kong (concluded)
ASM Pacific Technology Ltd.	400	$4,480
Bank of East Asia Ltd.	3,400	12,829
BOC Hong Kong Holdings Ltd.	11,000	25,956
Cathay Pacific Airways Ltd.	2,000	3,420
Cheung Kong Holdings Ltd.	5,000	59,312
Cheung Kong Infrastructure Holdings Ltd.	1,000	5,847
China Everbright Ltd.	2,000	3,116
China Gas Holdings Ltd.	20,000	9,166
CLP Holdings Ltd.	5,500	46,727
Dah Chong Hong Holdings Ltd.	5,000	5,867
First Pacific Co. Ltd/Hong Kong	8,000	8,301
Galaxy Entertainment Group Ltd. (a)	3,000	5,453
Guangdong Investment Ltd.	10,000	6,054
Hang Lung Group Ltd.	2,000	10,945
Hang Lung Properties Ltd.	6,000	17,032
Hang Seng Bank Ltd.	2,100	24,875
Henderson Land Development Co. Ltd.	3,000	14,861
Hong Kong & China Gas Co. Ltd.	14,000	32,415
Hong Kong Exchanges & Clearing Ltd.	3,400	54,101
Hopewell Holdings Ltd.	1,500	3,832
Hutchison Whampoa Ltd.	7,000	58,414
Hysan Development Co. Ltd.	1,000	3,275
Kerry Properties Ltd.	1,000	3,304
Li & Fung Ltd.	18,000	33,167
The Link REIT	10,000	36,777
MTR Corp.	4,000	12,927
New World Development Co. Ltd.	5,000	4,015
Nine Dragons Paper Holdings Ltd.	4,000	2,506
NWS Holdings Ltd.	4,000	5,881
PCCW Ltd.	12,000	4,118
Power Assets Holdings Ltd.	4,500	33,273
Sands China Ltd. (a)	7,200	20,200
Shangri-La Asia Ltd.	2,000	3,445
Sino Land Co. Ltd.	8,800	12,505
Sino-Ocean Land Holdings Ltd.	18,000	8,305
SJM Holdings Ltd.	5,000	8,114
Sun Art Retail Group Ltd. (a)	6,000	7,491
Sun Hung Kai Properties Ltd.	5,000	62,485
Swire Pacific Ltd., Class A	2,500	30,121
Wharf Holdings Ltd.	5,000	22,538
Wheelock & Co. Ltd.	3,000	7,418
Wing Hang Bank Ltd.	500	4,091
Wynn Macau Ltd.	3,600	8,987
Yue Yuen Industrial Holdings Ltd.	1,500	4,734

		839,219
Hungary — 0.1%
MOL Hungarian Oil & Gas Plc (a)	194	13,791
OTP Bank Plc	599	7,887
Richter Gedeon Nyrt	26	3,649

		25,327
Indonesia — 0.6%
PT Adaro Energy Tbk	44,500	8,660
PT Astra International Tbk	6,500	52,969
PT Bank Central Asia Tbk	40,500	35,670
PT Bank Danamon Indonesia Tbk	7,500	3,387
PT Bank Mandiri Tbk	22,500	16,722
PT Bank Negara Indonesia Persero Tbk	30,000	12,549
PT Bank Rakyat Indonesia Persero Tbk	38,500	28,618

Common Stocks	Shares	Value

Indonesia (concluded)
PT Bumi Resources Tbk	39,500	$9,438
PT Charoen Pokphand Indonesia Tbk	19,000	4,496
PT Gudang Garam Tbk	2,000	13,664
PT Indo Tambangraya Megah	1,000	4,256
PT Indocement Tunggal Prakarsa Tbk	2,500	4,694
PT Indofood Sukses Makmur Tbk	7,500	3,801
PT Kalbe Farma Tbk	15,000	5,620
PT Perusahaan Gas Negara	30,500	10,668
PT Semen Gresik Persero Tbk	15,500	19,557
PT Tambang Batubara Bukit Asam Tbk	2,000	3,820
PT Telekomunikasi Indonesia Tbk	25,500	19,777
PT Unilever Indonesia Tbk	3,000	6,215
PT United Tractors Tbk	4,500	13,057

		277,638
Ireland — 0.2%
CRH Plc	833	16,534
CRH Plc New	1,272	25,182
Elan Corp. Plc (a)	1,587	22,006
Kerry Group Plc	443	16,222

		79,944
Israel — 0.4%
Bank Hapoalim BM	2,349	7,681
Bank Leumi Le-Israel BM	2,615	7,510
Bezeq The Israeli Telecommunication Corp., Ltd.	3,895	7,147
Cellcom Israel Ltd.	461	7,734
Elbit Systems Ltd.	191	7,864
Israel Chemicals Ltd.	1,584	16,496
The Israel Corp. Ltd.	5	3,132
Israel Discount Bank Ltd. (a)	2,497	3,352
Mizrahi Tefahot Bank Ltd.	825	6,551
NICE Systems Ltd. (a)	141	4,846
Teva Pharmaceutical Industries Ltd.	2,780	112,220

		184,533
Italy — 1.5%
A2A SpA	3,351	3,151
Assicurazioni Generali SpA	3,380	50,876
Atlantia SpA	820	13,128
Autogrill SPA	672	6,558
Banca Carige SPA	2,555	4,894
Banca Monte dei Paschi di Siena SpA	7,108	2,317
Banco Popolare SC	5,383	6,967
Enel Green Power SpA	6,323	13,208
Enel SpA	20,345	82,786
ENI SpA	7,189	148,963
Exor SpA	171	3,441
Fiat Industrial SpA (a)	2,520	21,608
Fiat SpA	1,791	8,229
Finmeccanica SpA	1,157	4,280
Intesa Sanpaolo SpA	32,926	55,143
Intesa Sanpaolo SpA, Risparmio Shares	2,403	2,997
Luxottica Group SpA	347	9,746
Mediaset SpA	1,140	3,154
Mediobanca SpA	1,270	7,308
Pirelli & C SpA	488	4,109
Prysmian SpA	978	12,145
Saipem SpA	767	32,610
Snam Rete Gas SpA	4,473	19,718

See Notes to Financial Statements.

24	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Italy (concluded)
Telecom Italia SpA	26,427	$28,423
Telecom Italia SpA, Risparmio Shares	18,183	16,285
Tenaris SA	1,306	24,137
Terna Rete Elettrica Nazionale SpA	4,770	16,076
UniCredit SPA	3,738	31,059
Unione di Banche Italiane ScpA	2,295	9,404

		642,720
Japan — 15.7%
Advantest Corp.	300	2,849
Aeon Co. Ltd.	2,100	28,766
Aeon Credit Service Co. Ltd.	400	6,303
Aeon Mall Co. Ltd.	300	6,364
Air Water, Inc.	1,000	12,692
Aisin Seiki Co. Ltd.	700	19,838
Ajinomoto Co., Inc.	2,000	24,009
Alfresa Holdings Corp.	200	8,418
All Nippon Airways Co. Ltd.	2,000	5,588
Amada Co. Ltd.	1,000	6,330
Aozora Bank Ltd.	2,000	5,503
Asahi Glass Co. Ltd.	4,000	33,440
Asahi Group Holdings Ltd.	1,200	26,324
Asahi Kasei Corp.	4,000	24,106
Asics Corp.	400	4,496
Astellas Pharma, Inc.	1,600	64,972
The Bank of Kyoto Ltd.	1,000	8,598
The Bank of Yokohama Ltd.	5,000	23,590
Benesse Holdings, Inc.	300	14,503
Bridgestone Corp.	2,000	45,296
Brother Industries Ltd.	1,100	13,463
Canon, Inc.	3,700	162,827
Casio Computer Co. Ltd.	700	4,236
Central Japan Railway Co.	5	42,196
The Chiba Bank Ltd.	2,000	12,859
Chiyoda Corp.	1,000	10,153
Chubu Electric Power Co., Inc.	2,200	41,168
Chugai Pharmaceutical Co. Ltd.	600	9,890
The Chugoku Bank Ltd.	1,000	13,915
The Chugoku Electric Power Co., Inc.	1,100	19,274
Citizen Holdings Co. Ltd.	1,100	6,375
Cosmo Oil Co. Ltd.	2,000	5,583
Credit Saison Co. Ltd.	600	11,983
Dai Nippon Printing Co. Ltd.	2,000	19,200
The Dai-ichi Life Insurance Co. Ltd.	27	26,506
Daicel Corp.	1,000	6,074
Daido Steel Co. Ltd.	1,000	6,243
Daihatsu Motor Co. Ltd.	1,000	17,783
Daiichi Sankyo Co. Ltd.	2,300	45,552
Daikin Industries Ltd.	700	19,108
Dainippon Sumitomo Pharma Co. Ltd.	500	5,690
Daito Trust Construction Co. Ltd.	200	17,125
Daiwa House Industry Co. Ltd.	2,000	23,909
Daiwa Securities Group, Inc.	6,000	18,656
Dena Co. Ltd.	300	8,987
Denki Kagaku Kogyo KK	1,000	3,685
Denso Corp.	1,600	43,953
Dentsu, Inc.	600	18,253
East Japan Railway Co.	1,100	70,112
Eisai Co. Ltd.	800	33,089
Electric Power Development Co. Ltd.	500	13,296

Common Stocks	Shares	Value

Japan (continued)
Elpida Memory, Inc. (a)	400	$1,851
FamilyMart Co. Ltd.	300	12,115
FANUC Corp.	600	91,519
Fast Retailing Co. Ltd.	100	18,190
Fuji Electric Co. Ltd.	2,000	5,477
Fuji Heavy Industries Ltd.	2,000	11,996
FUJIFILM Holdings Corp.	1,400	33,027
Fujitsu Ltd.	6,000	31,110
Fukuoka Financial Group, Inc.	3,000	12,570
Furukawa Electric Co. Ltd.	1,000	2,294
Gree, Inc.	400	13,751
GS Yuasa Corp.	1,000	5,356
The Gunma Bank Ltd.	1,000	5,483
The Hachijuni Bank Ltd.	1,000	5,697
Hakuhodo DY Holdings, Inc.	110	6,317
Hamamatsu Photonics KK	300	10,460
Hino Motors Ltd.	1,000	6,055
Hirose Electric Co. Ltd.	100	8,747
The Hiroshima Bank Ltd.	1,000	4,638
Hisamitsu Pharmaceutical Co., Inc.	300	12,716
Hitachi Chemical Co. Ltd.	300	5,251
Hitachi Construction Machinery Co. Ltd.	200	3,355
Hitachi High-Technologies Corp.	300	6,499
Hitachi Ltd.	15,000	78,030
Hitachi Metals Ltd.	1,000	10,852
Hokkaido Electric Power Co., Inc.	700	9,950
Hokuhoku Financial Group, Inc.	3,000	5,833
Hokuriku Electric Power Co.	600	11,205
Honda Motor Co. Ltd.	5,500	167,535
Hoya Corp.	1,300	27,949
Ibiden Co. Ltd.	500	9,844
Idemitsu Kosan Co. Ltd.	100	10,306
IHI Corp.	5,000	12,122
Inpex Corp.	7	44,074
Isetan Mitsukoshi Holdings Ltd.	1,000	10,447
Isuzu Motors Ltd.	5,000	23,018
ITOCHU Corp.	5,200	52,725
Itochu Techno-Solutions Corp.	200	8,971
The Iyo Bank Ltd.	1,000	9,854
J Front Retailing Co. Ltd.	1,000	4,821
Japan Petroleum Exploration Co.	200	7,821
Japan Prime Realty Investment Corp.	2	4,700
Japan Real Estate Investment Corp.	1	7,786
Japan Retail Fund Investment Corp.	4	5,917
The Japan Steel Works Ltd.	1,000	6,937
Japan Tobacco, Inc.	15	70,538
JFE Holdings, Inc.	1,800	32,544
JGC Corp.	1,000	24,009
The Joyo Bank Ltd.	3,000	13,239
JS Group Corp.	900	17,249
JSR Corp.	600	11,058
JTEKT Corp.	900	8,796
Jupiter Telecommunications Co. Ltd.	5	5,061
JX Holdings, Inc.	7,000	42,242
Kajima Corp.	2,000	6,138
Kamigumi Co. Ltd.	1,000	8,631
Kaneka Corp.	1,000	5,307
The Kansai Electric Power Co., Inc.	2,600	39,939
Kansai Paint Co. Ltd.	1,000	8,907
Kao Corp.	1,700	46,386

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	25

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Kawasaki Heavy Industries Ltd.	6,000	$14,885
Kawasaki Kisen Kaisha Ltd.	1,000	1,801
KDDI Corp.	10	64,223
Keikyu Corp.	2,000	17,962
Keio Corp.	2,000	14,106
Keisei Electric Railway Co. Ltd.	1,000	7,352
Keyence Corp.	100	24,104
Kikkoman Corp.	1,000	11,470
Kintetsu Corp.	6,000	23,436
Kirin Holdings Co. Ltd.	2,000	24,301
Kobe Steel Ltd.	7,000	10,819
Koito Manufacturing Co. Ltd.	1,000	13,977
Komatsu Ltd.	3,300	76,949
Konami Corp.	400	11,962
Konica Minolta Holdings, Inc.	1,500	11,154
Kubota Corp.	4,000	33,474
Kuraray Co. Ltd.	1,200	17,030
Kurita Water Industries Ltd.	400	10,383
Kyocera Corp.	500	40,097
Kyowa Hakko Kirin Co. Ltd.	1,000	12,207
Kyushu Electric Power Co., Inc.	1,300	18,622
Lawson, Inc.	200	12,461
Makita Corp.	300	9,678
Marubeni Corp.	5,000	30,434
Marui Group Co. Ltd.	700	5,442
Mazda Motor Corp. (a)	5,000	8,791
McDonald’s Holdings Co. Japan Ltd.	200	5,385
Medipal Holdings Corp.	500	5,220
MEIJI Holdings Co. Ltd.	300	12,425
Miraca Holdings, Inc.	100	3,987
Mitsubishi Chemical Holdings Corp.	4,000	21,922
Mitsubishi Corp.	4,800	96,743
Mitsubishi Electric Corp.	6,000	57,503
Mitsubishi Estate Co. Ltd.	4,000	59,646
Mitsubishi Gas Chemical Co., Inc.	1,000	5,545
Mitsubishi Heavy Industries Ltd.	10,000	42,472
Mitsubishi Materials Corp.	4,000	10,815
Mitsubishi Motors Corp. (a)	14,000	16,497
Mitsubishi Tanabe Pharma Corp.	600	9,479
Mitsubishi UFJ Financial Group, Inc.	42,000	177,806
Mitsubishi UFJ Lease & Finance Co. Ltd.	130	5,145
Mitsui & Co. Ltd.	5,900	91,446
Mitsui Chemicals, Inc.	3,000	9,109
Mitsui Fudosan Co. Ltd.	3,000	43,745
Mitsui OSK Lines Ltd.	3,000	11,568
Mizuho Financial Group, Inc.	75,800	102,641
MS&AD Insurance Group Holdings	1,800	33,225
Murata Manufacturing Co. Ltd.	700	35,848
Nabtesco Corp.	200	3,638
Namco Bandai Holdings, Inc.	400	5,677
NEC Corp. (a)	11,000	22,263
NGK Insulators Ltd.	1,000	11,840
NGK Spark Plug Co. Ltd.	1,000	12,359
NHK Spring Co. Ltd.	1,000	8,838
Nidec Corp.	300	26,048
Nikon Corp.	1,100	24,377
Nintendo Co. Ltd.	300	41,188
Nippon Building Fund, Inc.	2	16,368
Nippon Electric Glass Co. Ltd.	1,000	9,844
Nippon Express Co. Ltd.	3,000	11,662

Common Stocks	Shares	Value

Japan (continued)
Nippon Meat Packers, Inc.	1,000	$12,391
Nippon Paper Group, Inc.	200	4,367
Nippon Sheet Glass Co. Ltd.	2,000	3,727
Nippon Steel Corp.	18,000	44,776
Nippon Telegraph & Telephone Corp.	1,600	81,456
Nippon Yusen KK	4,000	10,196
The Nishi-Nippon City Bank Ltd.	2,000	5,737
Nissan Motor Co. Ltd.	8,200	73,432
Nisshin Seifun Group, Inc.	500	6,053
Nisshin Steel Co. Ltd.	3,000	4,590
Nissin Foods Holdings Co. Ltd.	200	7,842
Nitori Holdings Co. Ltd.	150	14,065
Nitto Denko Corp.	600	21,342
NKSJ Holdings, Inc.	1,100	21,518
NOK Corp.	300	5,118
Nomura Holdings, Inc.	11,500	34,623
Nomura Real Estate Holdings, Inc.	400	5,935
Nomura Real Estate Office Fund, Inc.	1	5,132
Nomura Research Institute Ltd.	200	4,512
NSK Ltd.	1,000	6,459
NTN Corp.	1,000	4,011
NTT Data Corp.	4	12,737
NTT DoCoMo, Inc.	48	88,129
Obayashi Corp.	3,000	13,340
Odakyu Electric Railway Co. Ltd.	2,000	19,335
OJI Paper Co. Ltd.	3,000	15,402
Olympus Corp.	500	6,572
Omron Corp.	800	16,058
Ono Pharmaceutical Co. Ltd.	300	16,825
Oracle Corp. Japan	200	6,611
Oriental Land Co. Ltd/Japan	200	21,115
ORIX Corp.	310	25,557
Osaka Gas Co. Ltd.	6,000	23,705
Otsuka Corp.	100	6,886
Otsuka Holdings Co. Ltd.	800	22,453
Panasonic Corp.	7,500	63,298
Rakuten, Inc. (a)	25	26,896
Resona Holdings, Inc.	6,800	29,934
Ricoh Co. Ltd.	2,000	17,397
Rinnai Corp.	100	7,160
Rohm Co. Ltd.	400	18,600
Sankyo Co. Ltd.	200	10,111
Sanrio Co. Ltd.	100	5,129
Santen Pharmaceutical Co. Ltd.	300	12,389
SBI Holdings, Inc.	63	4,599
Secom Co. Ltd.	700	32,189
Sega Sammy Holdings, Inc.	600	12,962
Seiko Epson Corp.	300	3,965
Sekisui Chemical Co. Ltd.	2,000	16,475
Sekisui House Ltd.	2,000	17,773
Seven & I Holdings Co. Ltd.	2,400	66,887
Seven Bank Ltd.	2,800	5,493
Sharp Corp.	3,000	26,151
Shikoku Electric Power Co., Inc.	600	17,213
Shimadzu Corp.	1,000	8,433
Shimamura Co. Ltd.	100	10,217
Shimano, Inc.	200	9,734
Shimizu Corp.	3,000	12,609
Shin-Etsu Chemical Co. Ltd.	1,400	68,768
Shinsei Bank Ltd.	5,000	5,170

See Notes to Financial Statements.

26	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Japan (continued)
Shionogi & Co. Ltd.	800	$10,263
Shiseido Co. Ltd.	1,100	20,199
The Shizuoka Bank Ltd.	2,000	21,041
Showa Denko KK	5,000	10,091
Showa Shell Sekiyu KK	800	5,379
SMC Corp./Japan	200	32,177
Softbank Corp.	2,900	85,167
Sojitz Corp.	2,800	4,325
Sony Corp.	3,400	61,305
Sony Financial Holdings, Inc.	700	10,324
Square Enix Holdings Co. Ltd.	300	5,880
Stanley Electric Co. Ltd.	300	4,396
Sumco Corp. (a)	300	2,208
Sumitomo Chemical Co. Ltd.	6,000	21,785
Sumitomo Corp.	4,000	54,069
Sumitomo Electric Industries Ltd.	2,300	24,901
Sumitomo Heavy Industries Ltd.	2,000	11,673
Sumitomo Metal Industries Ltd.	14,000	25,390
Sumitomo Metal Mining Co. Ltd.	2,000	25,604
Sumitomo Mitsui Financial Group, Inc.	4,400	122,024
Sumitomo Mitsui Trust Holdings, Inc.	10,000	29,325
Sumitomo Realty & Development Co. Ltd.	1,000	17,472
Sumitomo Rubber Industries Ltd.	400	4,803
Suruga Bank Ltd.	1,000	8,925
Suzuken Co. Ltd.	200	5,538
Suzuki Motor Corp.	1,200	24,708
Sysmex Corp.	300	9,754
T&D Holdings, Inc.	1,800	16,760
Taisei Corp.	5,000	12,674
Taisho Pharmaceutical Holdings Co. Ltd. (a)	100	7,717
Taiyo Nippon Sanso Corp.	1,000	6,954
Takashimaya Co. Ltd.	1,000	7,203
Takeda Pharmaceutical Co. Ltd.	2,600	114,206
TDK Corp.	500	22,052
Teijin Ltd.	3,000	9,204
Terumo Corp.	600	28,206
THK Co. Ltd.	500	9,849
Tobu Railway Co. Ltd.	3,000	15,307
Toho Co. Ltd/Tokyo	300	5,342
Toho Gas Co. Ltd.	1,000	6,367
Tohoku Electric Power Co., Inc.	1,700	16,333
Tokio Marine Holdings, Inc.	2,400	53,145
The Tokyo Electric Power Co., Inc. (a)	4,700	11,279
Tokyo Electron Ltd.	700	35,467
Tokyo Gas Co. Ltd.	9,000	41,477
Tokyu Corp.	3,000	14,774
Tokyu Land Corp.	1,000	3,774
TonenGeneral Sekiyu KK	1,000	10,904
Toppan Printing Co. Ltd.	2,000	14,683
Toray Industries, Inc.	5,000	35,773
Toshiba Corp.	14,000	57,135
Tosoh Corp.	1,000	2,657
TOTO Ltd.	1,000	7,719
Toyo Seikan Kaisha Ltd.	300	4,083
Toyoda Gosei Co. Ltd.	300	4,751
Toyota Industries Corp.	700	18,939
Toyota Motor Corp.	9,200	304,217
Toyota Tsusho Corp.	700	12,339
Trend Micro, Inc. (a)	400	11,928
Tsumura & Co.	200	5,896

Common Stocks	Shares	Value

Japan (concluded)
Ube Industries Ltd/Japan	4,000	$10,933
Unicharm Corp.	500	24,652
Ushio, Inc.	300	4,312
USS Co. Ltd.	70	6,326
West Japan Railway Co.	600	26,071
Yahoo Japan Corp.	50	16,086
Yakult Honsha Co. Ltd.	400	12,575
Yamada Denki Co. Ltd.	280	19,073
Yamaguchi Financial Group, Inc.	1,000	9,529
Yamaha Corp.	500	4,567
Yamaha Motor Co. Ltd.	700	8,853
Yamato Holdings Co. Ltd.	1,200	20,197
Yamato Kogyo Co. Ltd.	200	5,743
Yamazaki Baking Co. Ltd.	1,000	13,139
Yaskawa Electric Corp.	1,000	8,469
Yokogawa Electric Corp. (a)	600	5,388

		6,853,049
Malaysia — 0.8%
AirAsia BHD	6,800	8,079
AMMB Holdings Bhd	5,100	9,570
Axiata Group Bhd	6,700	10,865
British American Tobacco (Malaysia) Bhd	300	4,723
CIMB Group Holdings Bhd	17,400	40,801
DiGi.Com Bhd	14,400	17,613
Gamuda Bhd	4,000	4,274
Genting Bhd	5,300	18,373
Genting Malaysia Bhd	13,500	16,294
Hong Leong Bank Bhd	1,440	4,951
IJM Corp. Bhd	2,400	4,273
IOI Corp. Bhd	9,500	16,107
Kuala Lumpur Kepong Bhd	1,500	10,735
Malayan Banking Bhd	12,400	33,553
Maxis Communications Bhd	6,700	11,577
MISC Bhd	2,100	3,619
Parkson Holdings Bhd	3,000	5,350
Petronas Chemicals Group Bhd	5,900	11,524
Petronas Dagangan BHD	1,000	5,611
Petronas Gas Bhd	1,200	5,752
PPB Group Bhd	900	4,866
Public Bank Bhd	2,500	10,407
RHB Capital Bhd	1,700	4,008
Sime Darby Bhd	7,600	22,049
SP Setia Bhd	4,900	5,956
Telekom Malaysia Bhd	4,000	6,262
Tenaga Nasional Bhd	7,800	14,501
UMW Holdings Bhd	3,000	6,624
YTL Corp. Bhd	9,800	4,571
YTL Power International Bhd	12,000	6,737

		329,625
Mexico — 1.1%
Alfa SAB de CV	800	8,714
America Movil SAB de CV	127,100	144,089
Arca Continental SAB de CV	1,072	4,565
Cemex SAB de CV (a)	25,900	13,827
Coca-Cola Femsa SAB de CV	500	4,755
Compartamos SAB de CV	2,800	3,435
El Puerto de Liverpool SAB de CV	800	5,739
Fomento Economico Mexicano SAB de CV	5,600	38,934

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	27

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Mexico (concluded)
Grupo Aeroportuario del Pacifico SAB de CV	1,200	$4,061
Grupo Bimbo SAB de CV	5,300	10,813
Grupo Carso SAB de CV	1,500	3,631
Grupo Elektra SA de CV	225	22,343
Grupo Financiero Banorte SAB de CV	5,100	15,467
Grupo Financiero Inbursa SA	5,000	9,194
Grupo Mexico SAB de CV	11,223	29,331
Grupo Modelo SAB de CV	1,800	11,414
Grupo Televisa SAB CPO	7,000	29,460
Industrias Penoles SAB de CV	420	18,404
Kimberly-Clark de Mexico SAB de CV	1,800	9,708
Mexichem SAB de CV	1,300	4,091
Minera Frisco SAB de CV (a)	2,500	9,085
Wal-Mart de Mexico SAB de CV	20,600	56,435

		457,495
Morocco — 0.0%
Attijariwafa Bank	112	4,565
Douja Promotion Groupe Addoha SA	398	3,239
Maroc Telecom SA	565	8,918

		16,722
Netherlands — 1.7%
Aegon NV (a)	6,089	24,336
Akzo Nobel NV	696	33,540
ASML Holding NV	1,244	51,964
Corio NV	187	8,097
Delta Lloyd NV	226	3,786
Fugro NV	172	9,956
Heineken Holding NV	391	15,979
Heineken NV	771	35,694
ING Groep NV (a)	11,286	80,713
Koninklijke Ahold NV	3,385	45,496
Koninklijke Boskalis Westminster NV	367	13,442
Koninklijke DSM NV	459	21,216
Koninklijke KPN NV	4,587	54,756
Koninklijke Philips Electronics NV	3,287	68,967
Koninklijke Vopak NV	208	10,968
QIAGEN NV (a)	643	8,853
Randstad Holding NV	298	8,766
Reed Elsevier NV	2,105	24,493
SBM Offshore NV	485	9,942
STMicroelectronics NV	1,666	9,863
TNT Express NV	1,562	11,634
Unilever NV	4,691	161,293
Wolters Kluwer NV	732	12,623

		726,377
New Zealand — 0.1%
Auckland International Airport Ltd.	2,774	5,433
Contact Energy Ltd. (a)	1,174	4,817
Fletcher Building Ltd.	2,644	12,626
Sky City Entertainment Group Ltd.	1,881	5,026
Telecom Corp. of New Zealand Ltd.	5,076	8,133

		36,035
Norway — 0.6%
Aker Solutions ASA	264	2,767
DnB NOR ASA	3,651	35,585
Gjensidige Forsikring ASA	426	4,931
Norsk Hydro ASA	2,644	12,205

Common Stocks	Shares	Value

Norway (concluded)
Orkla ASA	2,017	$15,020
Seadrill Ltd.	940	31,348
Statoil ASA	3,454	88,458
Subsea 7 SA (a)	873	16,116
Telenor ASA	2,318	37,931
Yara International ASA	550	21,956

		266,317
Peru — 0.2%
Compania de Minas Buenaventura SA SP ADR	628	24,078
Credicorp Ltd.	194	21,237
Southern Copper Corp.	433	13,068
Volcan Cia Minera SAA	4,441	4,924

		63,307
Philippines — 0.2%
Aboitiz Equity Ventures, Inc.	5,200	4,767
Aboitiz Power Corp.	7,900	5,392
Ayala Corp.	970	6,884
Ayala Land, Inc.	14,200	4,916
Bank of the Philippine Islands	3,800	4,783
Manila Electric Co.	800	4,516
Metropolitan Bank & Trust	3,510	5,448
Philippine Long Distance Telephone Co.	90	5,226
San Miguel Corp.	4,172	11,119
SM Investments Corp.	410	5,457
SM Prime Holdings, Inc.	24,100	7,313

		65,821
Poland — 0.3%
Bank Pekao SA	311	12,682
BRE Bank SA (a)	44	3,126
Getin Holding SA (a)	1,099	2,233
Jastrzebska Spolka Weglowa SA (a)	407	9,852
Kernel Holding SA (a)	426	8,545
KGHM Polska Miedz SA	387	12,345
PGE SA	1,976	11,816
Polski Koncern Naftowy Orlen SA (a)	891	8,725
Polskie Gornictwo Naftowe i Gazownictwo SA	3,298	3,892
Powszechna Kasa Oszczednosci Bank Polski SA	1,568	14,554
Powszechny Zaklad Ubezpieczen SA	152	13,562
Tauron Polska Energia SA	2,098	3,241
Telekomunikacja Polska SA	1,884	9,390

		113,963
Portugal — 0.1%
Banco Espirito Santo SA	1,434	2,497
Cimpor Cimentos de Portugal SGPS SA	906	6,223
EDP — Energias de Portugal SA	5,999	18,527
Galp Energia SGPS SA	501	7,361
Jeronimo Martins SGPS SA (a)	588	9,712
Portugal Telecom SGPS SA	1,511	8,703

		53,023
Russia — 1.4%
AK Transneft OAO, Preference Shares	4	6,146
Federal Grid Co. Unified Energy System JSC	1,070,000	9,316
Federal Hydrogenerating Co. JSC	306,000	9,158
Gazprom OAO	32,680	173,339
IDGC Holding JSC (a)	94,700	6,738
Inter Rao Ues OAO	4,900,000	5,298

See Notes to Financial Statements.

28	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Russia (concluded)
Lukoil OAO	1,614	$85,014
Magnit OJSC	519	10,965
Mechel	746	6,341
MMC Norilsk Nickel OJSC	132	20,153
Mobile Telesystems OJSC	1,749	25,675
NovaTek OAO	267	33,405
Novolipetsk Steel OJSC	130	2,545
Rosneft Oil Co.	4,480	29,668
Rostelecom OJSC (a)	4,000	18,856
Sberbank of Russia	25,000	61,441
Sberbank of Russia, Preference Shares	1,900	3,484
Severstal OAO	1,520	17,114
Sistema JSFC	201	3,374
Surgutneftegas OJSC	19,300	15,102
Surgutneftegas OJSC, Preference Shares	19,800	10,066
Tatneft	4,200	20,580
Uralkali OJSC	3,910	28,054
VTB Bank OJSC	11,310,000	20,556

		622,388
Singapore — 1.1%
Ascendas Real Estate Investment Trust	3,000	4,236
CapitaLand Ltd.	7,000	11,913
CapitaMall Trust	3,000	3,928
CapitaMalls Asia Ltd.	6,000	5,225
City Developments Ltd.	1,000	6,853
ComfortDelGro Corp. Ltd.	4,000	4,364
DBS Group Holdings Ltd.	5,000	44,381
Fraser & Neave Ltd.	3,000	14,321
Genting Singapore Plc (a)	19,000	22,108
Global Logistic Properties Ltd. (a)	3,000	4,056
Golden Agri-Resources Ltd.	20,000	11,020
Hutchison Port Holdings Trust	15,000	9,280
Jardine Cycle & Carriage Ltd.	1,000	37,103
Keppel Corp. Ltd.	5,000	35,789
Keppel Land Ltd.	2,000	3,419
Noble Group Ltd.	10,000	8,689
Olam International Ltd.	2,000	3,278
Oversea-Chinese Banking Corp. Ltd.	8,000	48,247
SembCorp Industries Ltd.	3,000	9,357
SembCorp Marine Ltd.	1,000	2,939
Singapore Airlines Ltd.	3,000	23,477
Singapore Exchange Ltd.	2,000	9,453
Singapore Press Holdings Ltd.	4,000	11,370
Singapore Technologies Engineering Ltd.	5,000	10,371
Singapore Telecommunications Ltd.	22,000	52,400
StarHub Ltd.	3,000	6,731
United Overseas Bank Ltd.	5,000	58,843
UOL Group Ltd.	1,000	3,080
Wilmar International Ltd.	6,000	23,130
Yangzijiang Shipbuilding Holdings Ltd.	4,000	2,800

		492,161
South Africa — 1.8%
ABSA Group Ltd.	688	11,998
African Bank Investments Ltd.	2,181	9,256
African Rainbow Minerals Ltd.	185	3,910
Anglo American Platinum Ltd.	162	10,658
AngloGold Ashanti Ltd.	1,119	47,516
ArcelorMittal South Africa Ltd.	445	3,770

Common Stocks	Shares	Value

South Africa (concluded)
Aspen Pharmacare Holdings Ltd. (a)	847	$10,140
Aveng Ltd.	962	3,928
Barloworld Ltd.	515	4,788
Bidvest Group Ltd.	781	14,959
Discovery Holdings Ltd.	1,000	5,382
Exxaro Resources Ltd.	437	9,079
FirstRand Ltd.	8,624	22,130
The Foschini Group Ltd.	394	5,116
Gold Fields Ltd.	2,208	33,857
Growthpoint Properties Ltd.	4,097	9,414
Harmony Gold Mining Co. Ltd.	1,577	18,402
Impala Platinum Holdings Ltd.	1,555	32,195
Imperial Holdings Ltd.	704	10,771
Investec Ltd.	633	3,448
Kumba Iron Ore Ltd.	200	12,361
Liberty Holdings Ltd.	535	5,266
Life Healthcare Group Holdings Ltd.	2,068	5,284
Massmart Holdings Ltd.	248	5,182
MMI Holdings Ltd.	2,037	4,315
MTN Group Ltd.	5,419	96,281
Naspers Ltd.	1,332	58,184
Nedbank Group Ltd.	523	9,377
Netcare Ltd.	2,295	3,825
Pick n Pay Stores Ltd.	1,312	7,565
Pretoria Portland Cement Co. Ltd.	1,292	4,384
Redefine Properties Ltd.	13,810	12,663
Remgro Ltd.	1,369	20,105
Reunert Ltd.	1,236	9,635
RMB Holdings Ltd.	1,319	4,458
RMI Holdings	3,180	5,280
Sanlam Ltd.	5,369	19,132
Sappi Ltd. (a)	1,004	2,957
Sasol Ltd.	1,726	82,163
Shoprite Holdings Ltd.	1,218	20,518
The Spar Group Ltd.	382	5,133
Standard Bank Group Ltd.	3,438	41,997
Steinhoff International Holdings Ltd. (a)	4,911	13,957
Telkom SA Ltd.	1,823	6,547
Tiger Brands Ltd.	410	12,738
Truworths International Ltd.	1,047	9,566
Vodacom Group Ltd.	841	9,263
Woolworths Holdings Ltd.	2,356	11,365

		770,218
South Korea — 3.3%
Amorepacific Corp. (a)	7	6,392
BS Financial Group, Inc. (a)	460	4,416
Celltrion, Inc. (a)	161	5,081
Cheil Industries, Inc. (a)	106	9,309
CJ CheilJedang Corp. (a)	20	5,030
CJ Corp. (a)	87	5,820
Daelim Industrial Co. Ltd. (a)	67	5,236
Daewoo Securities Co. Ltd.	1,550	14,042
Daewoo Shipbuilding & Marine Engineering Co. Ltd. (a)	280	5,921
DGB Financial Group, Inc. (a)	430	4,834
Dongbu Insurance Co. Ltd.	120	5,576
Doosan Corp.	43	5,348
Doosan Heavy Industries & Construction Co. Ltd. (a)	114	6,459
Doosan Infracore Co. Ltd. (a)	330	5,124
E-Mart Co. Ltd. (a)	50	12,090

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	29

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

South Korea (continued)
GS Engineering & Construction Corp. (a)	85	$6,812
GS Holdings (a)	115	5,072
Hana Financial Group, Inc.	740	22,931
Hankook Tire Co. Ltd. (a)	340	13,371
Hanwha Chem Corp. (a)	230	4,916
Hanwha Corp. (a)	180	5,188
Honam Petrochemical Corp. (a)	31	8,015
Hynix Semiconductor, Inc. (a)	1,600	30,550
Hyosung Corp. (a)	158	7,359
Hyundai Department Store Co. Ltd. (a)	35	4,960
Hyundai Engineering & Construction Co. Ltd. (a)	156	9,554
Hyundai Glovis Co. Ltd. (a)	34	5,678
Hyundai Heavy Industries Co. Ltd. (a)	134	29,961
Hyundai Hysco Co. Ltd. (a)	130	3,974
Hyundai Marine & Fire Insurance Co. Ltd.	270	8,100
Hyundai Mobis (a)	206	52,339
Hyundai Motor Co. (a)	456	84,464
Hyundai Motor Co., Preference Shares	92	5,079
Hyundai Motor Co., Second Preference Shares	89	5,193
Hyundai Steel Co. (a)	133	11,066
Hyundai Wia Corp. (a)	39	4,834
Industrial Bank of Korea (a)	450	4,885
Kangwon Land, Inc. (a)	220	5,203
KB Financial Group, Inc. (a)	1,040	32,771
Kia Motors Corp. (a)	870	50,484
Korea Aerospace Industries Ltd. (a)	170	5,846
Korea Electric Power Corp. (a)	1,270	28,194
Korea Exchange Bank	820	5,238
Korea Investment Holdings Co. Ltd.	190	6,005
Korea Kumho Petrochemical (a)	31	4,515
Korea Life Insurance Co. Ltd.	1,240	7,979
Korea Zinc Co. Ltd. (a)	19	5,017
Korean Air Lines Co. Ltd. (a)	130	4,920
KT Corp. (a)	170	5,272
KT&G Corp. (a)	312	22,046
LG Chem Ltd. (a)	134	36,951
LG Corp. (a)	223	11,908
LG Display Co. Ltd. (a)	580	12,311
LG Electronics, Inc. (a)	439	28,410
LG Household & Health Care Ltd. (a)	35	14,813
LG Uplus Corp. (a)	1,010	6,498
Lotte Shopping Co. Ltd. (a)	23	6,789
LS Corp. (a)	126	8,329
Mando Corp. (a)	30	5,375
NCSoft Corp. (a)	33	8,822
NHN Corp. (a)	132	24,192
OCI Co. Ltd. (a)	36	6,875
Orion Corp. (a)	16	9,417
POSCO	190	62,674
S-Oil Corp.	97	8,428
Samsung C&T Corp. (a)	431	25,515
Samsung Card Co. (a)	140	4,733
Samsung Electro-Mechanics Co. Ltd. (a)	148	10,006
Samsung Electronics Co. Ltd.	349	321,023
Samsung Electronics Co. Ltd., Preference Shares	61	35,353
Samsung Engineering Co. Ltd. (a)	103	18,036
Samsung Fire & Marine Insurance Co. Ltd.	123	22,556
Samsung Heavy Industries Co. Ltd. (a)	380	9,231
Samsung Life Insurance Co. Ltd. (b)	111	7,805
Samsung SDI Co. Ltd. (a)	81	9,402

Common Stocks	Shares	Value

South Korea (concluded)
Samsung Securities Co. Ltd.	136	$5,852
Samsung Techwin Co. Ltd. (a)	114	5,275
Shinhan Financial Group Co. Ltd. (a)	1,210	41,842
Shinsegae Co. Ltd. (a)	21	4,471
SK C&C Co. Ltd. (a)	37	3,761
SK Holdings Co. Ltd. (a)	61	6,412
SK Innovation Co. Ltd. (a)	190	23,459
SK Telecom Co. Ltd.	49	6,024
Woongjin Coway Co. Ltd. (a)	160	5,095
Woori Finance Holdings Co. Ltd. (a)	830	6,805
Woori Investment & Securities Co. Ltd.	790	7,287

		1,450,204
Spain — 2.2%
Abertis Infraestructuras SA	1,272	20,214
Acciona SA	52	4,469
Acerinox SA	293	3,745
ACS Actividades de Construccion y Servicios SA	372	10,984
Amadeus IT Holding SA	1,011	16,326
Banco Bilbao Vizcaya Argentaria SA	14,185	122,192
Banco de Sabadell SA	2,642	10,005
Banco Popular Espanol SA	2,265	10,287
Banco Santander SA	25,567	193,150
Bankia SA (a)	3,141	14,614
Bankinter SA	1,017	6,223
CaixaBank	1,840	8,992
Distribuidora Internacional de Alimentacion SA (a)	671	3,021
EDP Renovaveis SA (a)	948	5,789
Enagas SA	494	9,121
Ferrovial SA	860	10,342
Fomento de Construcciones y Contratas SA	274	7,074
Gas Natural SDG SA	1,041	17,841
Grifols SA (a)	265	4,440
Iberdrola SA	11,669	72,890
Inditex SA	658	53,716
Indra Sistemas SA	256	3,246
International Consolidated Airlines Group SA (a)	3,740	8,386
Mapfre SA	2,983	9,435
Red Electrica Corp. SA	356	15,202
Repsol YPF SA	2,416	73,918
Telefonica SA	12,507	215,473
Zardoya Otis SA	355	4,855

		935,950
Sweden — 2.0%
Alfa Laval AB	1,459	27,554
Assa Abloy AB, Class B	971	24,281
Atlas Copco AB, Class A	2,075	44,460
Atlas Copco AB, Class B	933	17,662
Boliden AB	852	12,360
Electrolux AB, Class B	641	10,185
Getinge AB, Class B	842	21,291
Hennes & Mauritz AB, Class B	3,157	101,276
Hexagon AB, Class B	606	9,021
Holmen AB, Class B	166	4,754
Husqvarna AB, Class B	807	3,705
Industrivarden AB, Class C	327	3,887
Investor AB, Class B	1,269	23,602
Kinnevik Investment AB, Class B	506	9,835
Lundin Petroleum AB (a)	575	14,083

See Notes to Financial Statements.

30	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Sweden (concluded)
Millicom International Cellular SA	211	$21,079
Modern Times Group AB, Class B	82	3,906
Nordea Bank AB	8,099	62,424
Ratos AB, Class B	697	8,157
Sandvik AB	3,091	37,789
Scania AB, Class B	791	11,676
Securitas AB, Class B	1,202	10,339
Skandinaviska Enskilda Banken AB, Class A	4,366	25,332
Skanska AB, Class B	1,032	17,033
SKF AB	1,202	25,339
SSAB AB, Class A	367	3,214
Svenska Cellulosa AB	1,718	25,361
Svenska Handelsbanken AB, Class A	1,467	38,444
Swedbank AB	2,724	35,152
Swedish Match AB	616	21,821
Tele2 AB, Class B	918	17,790
Telefonaktiebolaget LM Ericsson	9,569	97,035
TeliaSonera AB	6,799	46,070
Volvo AB, Class B	4,941	53,827

		889,744
Switzerland — 5.7%
ABB Ltd. (a)	6,887	129,381
Actelion Ltd. (a)	311	10,638
Adecco SA (a)	333	13,878
Aryzta AG	221	10,662
Baloise Holding AG	135	9,236
Barry Callebaut AG (a)	6	5,903
Cie Financiere Richemont SA	1,631	82,044
Credit Suisse Group AG (a)	3,725	87,307
GAM Holding AG (a)	316	3,422
Geberit AG (a)	122	23,451
Givaudan SA (a)	26	24,706
Glencore International Plc	2,041	12,462
Holcim Ltd. (a)	699	37,260
Julius Baer Group Ltd. (a)	636	24,774
Kuehne + Nagel International AG	166	18,589
Lindt & Spruengli AG	2	5,943
Lonza Group AG (a)	150	8,838
Nestle SA	9,805	563,038
Novartis AG	6,967	397,767
Pargesa Holding SA	58	3,789
Partners Group Holding AG	39	6,794
Roche Holding AG	2,108	356,501
Schindler Holding AG	42	4,867
Schindler Holding AG Participation Certificates	210	24,410
SGS SA	16	26,389
Sika AG	6	11,282
Sonova Holding AG (a)	175	18,232
Straumann Holding AG	30	5,167
Sulzer AG	93	9,903
Swatch Group (The) AG Bearer	91	33,872
Swatch Group (The) AG Registered	130	8,621
Swiss Life Holding AG (a)	81	7,419
Swiss Re AG (a)	1,080	54,907
Swisscom AG	78	29,502
Syngenta AG (a)	291	85,510
Synthes, Inc. (b)	203	33,978
Transocean Ltd.	1,103	42,452
UBS AG (a)	11,488	136,278

Common Stocks	Shares	Value

Switzerland (concluded)
Wolseley Plc	901	$29,801
Zurich Financial Services AG (a)	429	96,657

		2,495,630
Taiwan — 2.4%
Acer, Inc.	8,000	9,258
Advanced Semiconductor Engineering, Inc.	13,574	11,629
Asia Cement Corp.	4,080	4,576
Asustek Computer, Inc.	2,220	15,775
AU Optronics Corp.	25,000	10,789
Catcher Technology Co. Ltd.	3,000	13,894
Cathay Financial Holding Co. Ltd.	18,140	19,556
Chang Hwa Commercial Bank	6,540	3,547
Cheng Shin Rubber Industry Co. Ltd.	4,400	9,510
Chimei Innolux Corp. (a)	28,000	11,263
China Airlines Ltd.	7,000	3,047
China Development Financial Holding Corp.	49,128	13,886
China Life Insurance Co. Ltd.	4,380	3,535
China Petrochemical Development Corp.	5,500	4,888
China Steel Corp.	32,550	30,939
Chinatrust Financial Holding Co. Ltd.	24,719	15,404
Chunghwa Telecom Co. Ltd.	13,000	42,946
Compal Electronics, Inc.	13,000	12,940
Delta Electronics, Inc.	5,000	11,881
E Ink Holdings, Inc.	3,000	3,898
E.Sun Financial Holding Co. Ltd.	8,180	3,522
Epistar Corp.	2,000	4,239
Far Eastern Department Stores Co. Ltd.	3,180	3,745
Far Eastern New Century Corp.	10,090	11,701
Far EasTone Telecommunications Co. Ltd.	3,000	5,636
First Financial Holding Co. Ltd.	15,915	9,317
Formosa Chemicals & Fibre Corp.	13,000	34,257
Formosa Petrochemical Corp.	5,000	15,472
Formosa Plastics Corp.	14,000	37,319
Foxconn Technology Co. Ltd.	5,050	16,095
Fubon Financial Holding Co. Ltd.	15,249	16,109
Hiwin Technologies Corp.	1,000	8,106
Hon Hai Precision Industry Co. Ltd.	29,000	79,307
Hotai Motor Co. Ltd.	2,000	9,603
HTC Corp.	2,050	33,601
Hua Nan Financial Holdings Co. Ltd.	8,372	4,516
KGI Securities Co. Ltd.	10,198	3,624
Largan Precision Co. Ltd.	1,000	18,670
Lite-On Technology Corp.	4,020	4,523
Macronix International	8,000	3,192
MediaTek, Inc.	3,000	27,459
Mega Financial Holding Co. Ltd.	20,160	13,423
MStar Semiconductor, Inc.	1,100	5,731
Nan Ya Plastics Corp.	21,000	41,647
Novatek Microelectronics Corp.	1,000	2,502
Pegatron Corp.	5,000	5,433
Pou Chen Corp.	6,000	4,921
Powertech Technology, Inc.	1,100	2,326
President Chain Store Corp.	2,000	10,892
Quanta Computer, Inc.	7,000	14,713
Radiant Opto-Electronics Corp.	2,000	5,706
Shin Kong Financial Holding Co. Ltd. (a)	12,000	3,395
Siliconware Precision Industries Co.	7,000	6,290
Simplo Technology Co. Ltd.	1,000	5,820
SinoPac Financial Holdings Co. Ltd.	12,516	3,807

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	31

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Taiwan (concluded)
Synnex Technology International Corp.	3,000	$7,235
Taishin Financial Holding Co. Ltd.	9,630	3,334
Taiwan Cement Corp.	9,000	10,387
Taiwan Cooperative Financial Holding (a)	6,360	3,823
Taiwan Fertilizer Co. Ltd.	2,000	4,649
Taiwan Mobile Co. Ltd.	5,800	18,070
Taiwan Semiconductor Manufacturing Co. Ltd.	74,000	184,896
TPK Holding Co. Ltd. (a)	1,000	13,005
Tripod Technology Corp.	2,000	4,817
TSRC Corp.	1,000	2,450
Uni-President Enterprises Corp.	10,240	14,942
Unimicron Technology Corp.	3,000	3,523
United Microelectronics Corp.	39,000	16,340
Wintek Corp.	4,399	3,119
Wistron Corp.	14,149	17,900
WPG Holdings Ltd.	3,270	3,765
Yuanta Financial Holding Co. Ltd. (a)	25,733	13,115
Yulon Motor Co. Ltd.	2,000	3,430

		1,058,580
Thailand — 0.5%
Advanced Info Service PCL	3,000	13,337
Bangkok Bank PCL Foreign Registered	2,300	11,938
Bangkok Bank PCL NVDR	1,000	4,858
Bank of Ayudhya PCL	7,600	5,290
Banpu PCL	750	12,955
Charoen Pokphand Foods PCL	11,200	11,700
CP ALL PCL	7,600	12,452
Indorama Ventures PCL	3,300	3,052
IRPC PCL	42,600	5,499
Kasikornbank PCL Foreign Registered	3,000	11,817
Kasikornbank PCL NVDR	1,300	5,017
Krung Thai Bank PCL	9,900	4,667
PTT Exploration & Production PCL	3,500	18,666
PTT Global Chemical PCL (a)	8,768	16,952
PTT PCL	2,900	29,177
Siam Cement PCL	1,600	18,533
Siam Commercial Bank PCL	5,400	19,902
Thai Oil PCL	2,200	4,070

		209,882
Turkey — 0.2%
Akbank TAS	3,335	10,569
Anadolu Efes Biracilik Ve Malt Sanayii AS	374	4,497
BIM Birlesik Magazalar AS	160	4,431
Emlak Konut Gayrimenkul Yatirim Ortakligi AS	3,000	3,079
Eregli Demir ve Celik Fabrikalari TAS	3,744	6,466
Haci Omer Sabanci Holding AS	1,190	3,385
KOC Holding AS	1,204	3,604
Tupras Turkiye Petrol Rafinerileri AS	514	10,826
Turk Telekomunikasyon AS	959	3,549
Turkcell Iletisim Hizmetleri AS (a)	2,264	10,670
Turkiye Garanti Bankasi AS	6,743	20,963
Turkiye Halk Bankasi AS	687	3,581
Turkiye Is Bankasi	4,565	7,963
Turkiye Vakiflar Bankasi Tao	3,170	4,093
Yapi ve Kredi Bankasi AS (a)	2,012	2,849

		100,525
United Kingdom — 15.2%
3i Group Plc	2,785	7,819

Common Stocks	Shares	Value

United Kingdom (continued)
Admiral Group Plc	443	$5,873
Aggreko Plc	748	23,406
AMEC Plc	1,088	15,323
Anglo American Plc	4,159	153,634
Antofagasta Plc	1,183	22,374
ARM Holdings Plc	3,778	34,873
Associated British Foods Plc	1,107	19,016
AstraZeneca Plc	4,075	188,232
Aviva Plc	8,601	40,006
Babcock International Group Plc	935	10,667
BAE Systems Plc	10,227	45,191
Balfour Beatty Plc	3,001	12,335
Barclays Plc	34,983	95,807
BG Group Plc	10,214	218,208
BHP Billiton Plc	6,557	191,698
BP Plc	56,949	405,664
British American Tobacco Plc	5,887	279,282
British Land Co. Plc	2,764	19,838
British Sky Broadcasting Group Plc	3,802	43,256
BT Group Plc	24,575	72,845
Bunzl Plc	855	11,732
Burberry Group Plc	1,299	23,886
Cairn Energy Plc (a)	4,243	17,444
The Capita Group Plc	1,935	18,869
Capital Shopping Centres Group Plc	2,310	11,192
Carnival Plc	445	14,668
Centrica Plc	15,002	67,381
Cobham Plc	3,274	9,322
Compass Group Plc	6,283	59,618
Diageo Plc	7,582	165,667
Essar Energy Plc (a)	787	2,096
Eurasian Natural Resources Corp. Plc	1,014	10,001
Experian Plc	2,912	39,581
Fresnillo Plc	426	10,094
G4S Plc	5,691	24,022
GKN Plc	3,553	10,090
GlaxoSmithKline Plc	15,299	348,602
Hammerson Plc	1,634	9,124
HSBC Holdings Plc	53,122	405,536
ICAP Plc	1,460	7,864
Imperial Tobacco Group Plc	3,080	116,549
Inmarsat Plc	1,219	7,634
Intercontinental Hotels Group Plc	682	12,262
International Power Plc	4,292	22,443
Intertek Group Plc	656	20,716
Invensys Plc	2,360	7,718
Investec Plc	1,508	7,936
ITV Plc	9,918	10,478
J Sainsbury Plc	2,997	14,090
Johnson Matthey Plc	688	19,603
Kazakhmys Plc	622	8,981
Kingfisher Plc	6,966	27,070
Land Securities Group Plc	2,466	24,322
Legal & General Group Plc	16,663	26,629
Lifestyle International Holdings Ltd.	2,000	4,402
Lloyds Banking Group Plc (a)	119,085	47,834
London Stock Exchange Group Plc	338	4,157
Lonmin Plc	825	12,570
Man Group Plc	4,329	8,448
Marks & Spencer Group Plc	4,773	23,053

See Notes to Financial Statements.

32	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	ACWI ex-US Index Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

United Kingdom (continued)
Meggitt Plc	2,557	$13,997
National Grid Plc	10,692	103,347
Next Plc	516	21,891
Old Mutual Plc	15,657	32,932
Pearson Plc	2,637	49,493
Petrofac Ltd.	827	18,496
Prudential Plc	7,848	77,649
Randgold Resources Ltd.	273	27,911
Reckitt Benckiser Group Plc	1,904	93,905
Reed Elsevier Plc	4,503	36,250
Resolution Ltd.	4,579	17,850
Rexam Plc	2,893	15,833
Rio Tinto Plc	4,319	210,968
Rolls-Royce Holdings Plc (a)	5,436	62,939
Royal Bank of Scotland Group Plc (a)	58,431	18,418
Royal Dutch Shell Plc, Class A	10,539	386,668
Royal Dutch Shell Plc, Class B	8,218	312,595
RSA Insurance Group Plc	10,800	17,632
SABMiller Plc	2,878	101,181
The Sage Group Plc	5,286	24,154
Schroders Plc	213	4,343
Segro Plc	3,493	11,310
Serco Group Plc	1,217	8,955
Severn Trent Plc	751	17,428
Shire Plc	1,789	62,175
Smith & Nephew Plc	2,874	27,892
Smiths Group Plc	967	13,723
SSE PLC	2,714	54,327
Standard Chartered Plc	7,252	158,619
Standard Life Plc	6,815	21,835
Tate & Lyle Plc	1,429	15,623
Tesco Plc	24,211	151,484
TUI Travel Plc	1,403	3,619
Tullow Oil Plc	2,749	59,731
Unilever Plc	3,885	130,280
United Utilities Group Plc	2,070	19,464
Vedanta Resources Plc	603	9,514
Vodafone Group Plc	151,775	423,164
The Weir Group Plc	644	20,327
Whitbread Plc	421	10,221
WM Morrison Supermarkets Plc	6,823	34,511
WPP Plc	4,003	41,980

Common Stocks	Shares	Value

United Kingdom (concluded)
Xstrata Plc	6,044	$92,021

		6,635,686
Total Common Stocks — 96.2%		41,897,080

Investment Companies
India — 1.4% iShares S&P India Nifty 50 Index Fund (c)	31,280	617,467
Total Investment Companies — 1.4%		617,467
Total Long-Term Investments (Cost—$ 45,595,141) — 97.6%		42,514,547

Short-Term Securities
BlackRock Cash Funds: Institutional, SL Agency Shares 0.22% (c)(d)	3,240,217	3,240,217
Total Short-Term Securities (Cost — $ 3,240,217) — 7.5%		3,240,217
Total Investments (Cost—$ 48,835,358*) — 105.1%		45,754,764
Liabilities in Excess of Other Assets — (5.1)%		(2,200,519)

Net Assets — 100.0%		$43,554,245

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$48,835,382

Gross unrealized appreciation	$657,938
Gross unrealized depreciation	(3,738,556)

Net unrealized depreciation	$(3,080,618)

(a)	Non-income producing security.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

Affiliate	Shares Purchased		Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Realized Gain	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	3,240,217	[1]	—	3,240,217	$3,240,217	—	$1,361
iShares MSCI ACWI ex US Index Fund	9,100		(9,100)	—	—	$(59,452)	—
iShares MSCI South Korea Index Fund	10,300		(10,300)	—	—	$(190,199)	—
iShares S&P India Nifty 50 Index Fund	31,280		—	31,280	$617,467	—	$744

[1]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	33

Schedule of Investments (concluded)	ACWI ex-US Index Master Portfolio

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation
8	MSCI Emerging Markets Index	Chicago Mercantile	March 2012	$368,600	$1,947
19	MSCI EAFE Index	Chicago Mercantile	March 2012	$1,338,930	$17,248
					$19,195

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Long-Term Investments:
Common Stocks:
Australia	—	$2,479,332	—	$2,479,332
Austria	—	61,458	—	61,458
Belgium	—	271,142	—	271,142
Brazil	$1,478,835	—	—	1,478,835
Canada	3,505,540	—	—	3,505,540
Chile	178,720	—	—	178,720
China	—	1,677,120	—	1,677,120
Colombia	98,672	—	—	98,672
Czech Republic	33,970	—	—	33,970
Denmark	—	310,679	—	310,679
Egypt	3,586	20,327	—	23,913
Finland	—	235,482	—	235,482
France	—	2,585,082	—	2,585,082
Germany	—	2,247,190	—	2,247,190
Greece	7,957	9,905	—	17,862
Hong Kong	—	839,219	—	839,219
Hungary	—	25,327	—	25,327

Valuation Inputs	Level 1	Level 2	Level 3	Total
Indonesia	—	$277,638	—	$277,638
Ireland	$22,006	57,938	—	79,944
Israel	—	184,533	—	184,533
Italy	642,720	—	—	642,720
Japan	7,717	6,845,332	—	6,853,049
Malaysia	—	329,625	—	329,625
Mexico	457,495	—	—	457,495
Morocco	13,483	3,239	—	16,722
Netherlands	35,694	690,683	—	726,377
New Zealand	—	36,035	—	36,035
Norway	—	266,317	—	266,317
Peru	63,307	—	—	63,307
Philippines	—	65,821	—	65,821
Poland	—	113,963	—	113,963
Portugal	8,703	44,320	—	53,023
Russia	37,149	585,239	—	622,388
Singapore	—	492,161	—	492,161
South Africa	8,699	761,519	—	770,218
South Korea	133,300	1,316,904	—	1,450,204
Spain	14,614	921,336	—	935,950
Sweden	—	889,744	—	889,744
Switzerland	—	2,495,630	—	2,495,630
Taiwan	3,823	1,054,757	—	1,058,580
Thailand	16,952	192,930	—	209,882
Turkey	—	100,525	—	100,525
United Kingdom	—	6,635,686	—	6,635,686
Investment Companies:
India	617,467	—	—	617,467
Short-Term Securities	3,240,217	—	—	3,240,217

Total	$10,630,626	$35,124,138	—	$45,754,764

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Equity Contracts	$19,195	—	—	$19,195

Total	$19,195	—	—	$19,195

[1]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

34	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	ACWI ex-US Index Master Portfolio

December 31, 2011

Assets
Investments at value — unaffiliated (cost — $44,824,499)	$41,897,080
Investments at value — affiliated (cost — $4,010,859)	3,857,684
Foreign currency at value (Cost — $666,943)	667,891
Cash pledged as collateral for financial futures contracts	155,000
Dividends receivable	58,543
Receivable from advisor	55,745
Investments sold receivable	12,247
Margin variation receivable	7,875
Interest receivable	358
Deferred offering costs	4,965
Prepaid expenses	199

Total assets	46,717,587

Liabilities
Investments purchased payable	3,057,049
Professional fees payable	59,442
Custodian fees payable	34,592
Foreign taxes payable	6,688
Trustees’ fees payable	918
Other accrued expenses payable	4,653

Total liabilities	3,163,342

Net Assets	$43,554,245

Net Assets Consist of
Investors’ capital	$46,615,793
Net unrealized appreciation/depreciation	(3,061,548)

Net Assets	$43,554,245

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	35

Statement of Operations	ACWI ex-US Index Master Portfolio

Period June 30, 2011[1] to December 31, 2011[1]

Investment Income
Dividends — unaffiliated	$314,847
Foreign taxes withheld	(32,300)
Dividends — affiliated	744
Income — affiliated	1,361

Total income	284,652

Expenses
Investment advisory	20,465
Professional	55,699
Printing	999
Independent Trustees	2,306
Custodian	110,477
Organization and offering costs	7,326
Miscellaneous	5,021

Total expenses	202,293
Less fees waived and/or reimbursed by advisor	(157,109)

Total expenses after fees waived	45,184

Net investment income	239,468

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(37,454)
Investments — affiliated	(249,651)
Financial futures contracts	174,344
Foreign currency transactions	(26,067)

(138,828)

Net change in unrealized appreciation/depreciation on:
Investments	(3,080,594)
Financial futures contracts	19,195
Foreign currency transactions	(149)

(3,061,548)

Total realized and unrealized loss	(3,200,376)

Net Decrease in Net Assets Resulting from Operations	$(2,960,908)

[1]	Commencement of operations.

See Notes to Financial Statements.

36	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Statement of Changes in Net Assets	ACWI ex-US Index Master Portfolio

Increase (Decrease) in Net Assets:	Period June 30, 2011[1] to December 31, 2011

Operations
Net investment income	$239,468
Net realized loss	(138,828)
Net change in unrealized appreciation/depreciation	(3,061,548)

Net decrease in net assets resulting from operations	(2,960,908)

Capital Transactions
Proceeds from contributions	49,234,708
Fair value of withdrawals	(2,719,555)

Net increase in net assets derived from capital transactions	46,515,153

Net Assets
Total increase in net assets	43,554,245
Beginning of period	—

End of period	$43,554,245

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	37

Financial Highlights	ACWI ex-US Index Master Portfolio

	Period June 30, 2011[1] to December 31, 2011

Total Investment Return[2]
Total investment return	(18.04)%

Ratios to Average Net Assets[3]
Total expenses	1.47%	[4]

Total expenses after fees waived and/or reimbursed	0.33%

Net investment income	1.76%

Supplemental Data
Net assets, end of period (000)	$43,554

Portfolio turnover	4%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]	Annualized.

[4]	Organization costs were not annualized in the calculation of the expense ratio. If this expense was annualized, the total expense would have been 1.48%.

See Notes to Financial Statements.

38	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements	ACWI ex-US Index Master Portfolio

1. Organization and Significant Accounting Policies:

ACWI ex-US Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered as a non-diversified open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Foreign Currency Transactions: The Master Portfolio’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the respective date of such transactions. Generally, when the US dollar rises in value against a foreign currency, the Master Portfolio’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Master Portfolio does not isolate the portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in market prices of those investments but are included as a component of net realized and unrealized gain (loss) from investments. The Master Portfolio reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts and foreign currency exchange contracts), the Master

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	39

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statements and disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the Master Portfolio were expensed by the Master Portfolio and reimbursed by the Manager. Offering costs associated with the establishment of the Master Portfolio are amortized over a 12-month period beginning with the commencement of operations. The Manager reimbursed the Master Portfolio $7,326, which is shown as fees waived and/or reimbursed by advisor in the Statement of Operations.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The Master Portfolio has an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statement of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge or protect, its exposure to certain risks such as equity risk or foreign currency exchange rate risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the

40	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	ACWI ex-US Index Master Portfolio

terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Master Portfolio enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Master Portfolio, help to manage the overall exposure to the currencies in which some of the investments held by the Master Portfolio are denominated. The contract is marked-to-market daily and the change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
Asset Derivatives
Statement of Assets and Liabilities Location
Equity contracts	Net unrealized appreciation/ depreciation*	$19,195
*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Period Ended December 31, 2011
Net Realized Gain (Loss) From
Equity contracts:
Financial futures contracts	$174,344
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(26,067)

Net Change in Unrealized Appreciation/Depreciation on
Equity contracts:
Financial futures contracts	$19,195
Foreign currency exchange contracts:
Foreign currency exchange contracts	$(149)

For the period ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts — purchased	15
Average notional value of contracts — purchased	$929,445
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	2
Average number of contracts — US dollars sold	8
Average US dollars amounts purchased	$9,160
Average US dollars amounts sold	$876,011

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.15%.

BFA contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses of certain feeder funds which invest its assets in the Master Portfolio. BFA has agreed not to reduce or discontinue this contractual waiver or reimbursement prior to July 1, 2012 unless approved by the Board, including a majority of the independent trustees. For the period ended December 31, 2011, BFA waived $149,783, which is included in fees waived and/or reimbursed by advisor in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	41

Notes to Financial Statements (concluded)	ACWI ex-US Index Master Portfolio

4. Investments:

Purchases and sales of investments excluding short-term securities for the period ended December 31, 2011, were $46,876,393 and $995,811, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a substantial amount of its assets in issuers located in a single country or a limited number of countries. When the Master Portfolio concentrates its investments in this manner, it assumes the risk that economic, political and social conditions in those countries may have a significant impact on their investment performance. Foreign issuers may not be subject to the same uniform accounting, auditing and financial reporting standards and practices as used in the U.S. Foreign securities markets may also be less liquid, more volatile, and less subject to governmental supervision not typically associated with investing in U.S. securities. Please see the Schedule of Investments for concentrations in specific countries.

As of December 31, 2011, the Master Portfolio had the following industry classifications:

Industry Allocation	Percent of Long-Term Investments
Commercial Banks	13%
Oil, Gas & Consumable Fuels	11
Metals & Mining	7
Pharmaceuticals	6
Other*	63
*	All other industries held were each less than 5% of long-term investments.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

42	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of BlackRock ACWI ex-US Index Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for the period June 30, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	43

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

44	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	45

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02101	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

46	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011	47

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

48	BLACKROCK ACWI ex-US INDEX FUND	DECEMBER 31, 2011

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

ACWI-12/11

December 31, 2011

Annual Report

BlackRock CoreAlpha Bond Fund | of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

3

Fund Summary as of December 31, 2011	BlackRock CoreAlpha Bond Fund

Investment Objective

BlackRock CoreAlpha Bond Fund’s (the “Fund”) investment objective is to provide a combination of income and capital growth.

Portfolio Management Commentary

How did the Fund perform?

•

For the period beginning with its initial trading date of February 28, 2011 through December 31, 2011, the Fund returned 7.80%, slightly outperforming its benchmark, the Barclays Capital US Aggregate Bond Index (the “Index”), which returned 7.45% for the same period. The Index is comprised of US government securities and investment-grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•	The Fund invests all of its assets in the CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

What factors influenced performance?

•

The Master Portfolio’s mortgage sector positioning had a positive impact on relative performance during the period. The Master Portfolio’s duration overweight versus the Index as well as its yield curve positioning contributed positively to results, as interest rates moved lower during the period.

•

Detracting from performance during the period was security selection within securitized credit as well as an overweight to the sector in the third quarter when markets became extremely volatile amid heightened uncertainty.

•	The Master Portfolio held cash in reserves as collateral for pending transactions in mortgage-backed securities and derivatives. Cash holdings did not have a material impact on portfolio performance.

Describe recent portfolio activity.

•

During the 12-month period, the Master Portfolio did not make significant changes to its overall asset allocation. However, as the outlook for global growth deteriorated and markets became increasingly volatile, the Master Portfolio adopted a more defensive position, which entailed reducing its allocation to high yield debt.

Describe portfolio positioning at period end.

•

At period end, the Master Portfolio was overweight relative to the Barclays Capital US Aggregate Bond Index in credit, with a focus in the industrial sector, and underweight mortgage-backed securities.

4	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

BlackRock CoreAlpha Bond Fund

Total Return Based on a $10,000 Investment

[1]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors, Inc., or BBB or better by Standard & Poor’s).

[2]	The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), mortgages and U.S. Treasury and government agency issues with at least one year to maturity.

[3]	Commencement of operations.

Performance Summary for the Period Ended December 31, 2011

	Total Return
	6-Month	Since Inception[4]
Institutional Shares	5.65%	7.80%
Barclays Capital US Aggregate Bond Index	4.98	7.45

[4]	The Fund commenced operations on February 28, 2011.

See “About Fund Performance” on page 6 for a detailed description of share classes, including any related sales charges and fees.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[5]	Annualized Expense Ratio
Institutional	$1,000.00	$1,056.50	$1.81	$1,000.00	$1,023.44	$1.79	0.35%

[5]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the net expenses of both the Fund and the Master Portfolio.

[6]	Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	5

About Fund Performance	BlackRock CoreAlpha Bond Fund

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: operating expenses, including administration fees and other Fund expenses. The expense example on the preceding page (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table on the preceding page provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, foreign currency exchange contracts and swaps, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge credit, interest rate and foreign currency exchange rate risk. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	BlackRock CoreAlpha Bond Fund

December 31, 2011

Assets
Investments at value — Master Portfolio (cost — $58,398,140)	$59,338,118

Total assets	59,338,118

Liabilities
Capital shares redeemed payable	6,545
Income dividends payable	62,048
Administration fees payable	2,940
Professional fees payable	16,780

Total liabilities	88,313

Net Assets	$59,249,805

Net Assets Consist of
Paid-in capital	$57,991,861
Undistributed net investment income	28,370
Accumulated net realized gain	289,596
Net unrealized appreciation/depreciation	939,978

Net Assets	$59,249,805

Net Asset Value
Institutional
Net assets	$59,249,805

Shares outstanding, unlimited number of shares authorized, no par value	5,643,301

Net asset value	$10.50

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	7

Statement of Operations	BlackRock CoreAlpha Bond Fund

Period February 28, 2011[1] to December 31, 2011

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends	$3,210
Securities lending — affiliated	2,076
Income — affiliated	5,577
Interest	693,546
Expenses	(54,532)
Fees waived	1,391

Total income	651,268

Expenses
Administration	21,807
Professional	18,672

Total expenses	40,479
Less fees waived and/or reimbursed by administrator	(18,672)

Total expenses after fees waived	21,807

Net investment income	629,461

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized gain from:
Investments	140,819
Financial futures contracts	130,972
Swaps	18,630
Foreign currency transactions	(257)

290,164

Net change in unrealized appreciation/depreciation on:
Investments	1,056,697
Financial futures contracts	(20,797)
Swaps	(92,251)
Foreign currency transactions	(3,671)

939,978

Total realized and unrealized gain	1,230,142

Net Increase in Net Assets Resulting from Operations	$1,859,603

[1]	Commencement of operations.

See Notes to Financial Statements.

8	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Statement of Changes in Net Assets	BlackRock CoreAlpha Bond Fund

Increase (Decrease) in Net Assets:	Period February 28, 2011[1] to December 31, 2011

Operations
Net investment income	$629,461
Net realized gain	290,164
Net change in unrealized appreciation/depreciation	939,978

Net increase in net assets resulting from operations	1,859,603

Dividends to Shareholders From
Net investment income:
Institutional	(601,659)
Return of capital:
Institutional	(27,824)

(629,483)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	58,019,685

Net Assets
Total increase in net assets	59,249,805
Beginning of period	—

End of period	$59,249,805

Undistributed net investment income	$28,370

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	9

Financial Highlights	BlackRock CoreAlpha Bond Fund

Institutional
Period February 28, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.00

Net investment income[2]	0.25
Net realized and unrealized gain	0.52

Net increase from investment operations	0.77

Dividends from:
Net investment income	(0.26)
Return of capital	(0.01)

(0.27)

Net asset value, end of period	$10.50

Total Investment Return[3,4]
Based on net asset value	7.80%

Ratios to Average Net Assets[5,6,7]
Total expenses	0.44%

Total expenses after fees waived	0.35%

Net investment income	2.93%

Supplemental Data
Net assets, end of period (000)	$59,250

Portfolio turnover of the Master Portfolio[8]	1,646%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.01%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.

See Notes to Financial Statements.

10	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Notes to Financial Statements	BlackRock CoreAlpha Bond Fund

1. Organization and Significant Accounting Policies:

BlackRock CoreAlpha Bond Fund (the “Fund”) is a series of BlackRock Funds III (the “Trust”) and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in CoreAlpha Bond Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2011 was 2.51%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund commenced operations on February 28, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (the “Administrator” or “BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of the Fund.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2012.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	11

Notes to Financial Statements (concluded)	BlackRock CoreAlpha Bond Fund

Certain officers and/or trustees are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Administrator for compensation paid to the Trust’s Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions were reclassified to the following accounts:

Undistributed net investment income	$568
Accumulated net realized gain	$(568)

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

12/31/2011
Ordinary income	$601,659
Tax return of capital	27,824

Total	$629,483

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Capital loss carryforwards	$(96,930)
Net unrealized gains*	1,479,956
Qualified late-year losses**	(125,082)

Total	$1,257,944

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.
**	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had a capital loss carryforward of $96,930. The capital loss carryforward has no expiration date and is available to offset future realized capital gains.

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Period February 28, 2011[1] to December 31, 2011
	Shares	Amount
Institutional
Shares sold	5,801,715	$59,651,623
Shares issued to shareholders in reinvestment of dividends and distributions	45,330	469,499
Shares redeemed	(203,744)	(2,101,437)

Net increase	5,643,301	$58,019,685

[1]	Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	BlackRock CoreAlpha Bond Fund

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock CoreAlpha Bond Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2011, the results of its operations, the changes in its net assets and the financial highlights for the period February 28, 2011 (commencement of operations) to December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2011:

Month(s) Paid
Interest Related Dividends for Non-U.S. Residents[1]	March 2011	88.56%
	April 2011	91.10%
	May 2011	88.61%
	June 2011	91.69%
	July 2011	91.45%
	August 2011	85.44%
	September 2011	90.92%
	October 2011	91.75%
	November 2011	84.10%
	December 2011	91.54%
Federal Obligation Interest[2]	March - December 2011	8.63%

[1]	Represents the portion of taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	13

Master Portfolio Information as of December 31, 2011	CoreAlpha Bond Master Portfolio

Portfolio Composition

Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	51%
Corporate Bonds	22
U.S. Treasury Obligations	16
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]

Percent of Long-Term Investments

AAA/Aaa[2]	69%
AA/Aa	5
A	11
BBB/Baa	12
BB/Ba	2
B	1

[1]	Using the higher of Standard & Poor’s or Moody’s Investors Service.

[2]	Includes US Government Sponsored Agency Securities which were deemed AAA/Aaa by the investment advisor.

14	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

ACE Securities Corp., Series 2005-AG1, Class A2D, 0.65%, 8/25/35 (a)	$3,963	$3,377,287
AH Mortgage Advance Trust, Series SART-1, Class A1, 2.63%, 5/10/42 (b)	7,400	7,363,000
AmeriCredit Automobile Receivables Trust:
Series 2006-RM, Class A3, 5.53%, 1/06/14	2,373	2,375,256
Series 2007-CM, Class A4A, 5.55%, 4/07/14	3,117	3,148,873
Ameriquest Mortgage Securities, Inc.:
Series 2005-R6, Class A2, 0.49%, 8/25/35 (a)	726	682,472
Series 2006-R1, Class A2C, 0.48%, 3/25/36 (a)	1,278	1,262,836
Asset Backed Funding Corp. Certificates:
Series 2005-HE2, Class M1, 0.77%, 6/25/35 (a)	330	324,100
Series 2005-OPT1, Class A1SS, 0.54%, 7/25/35 (a)	809	782,927
BankAmerica Manufactured Housing Contract Trust, Series 1998-1, Class M, 6.94%, 4/10/23 (a)	264	264,560
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.54%, 11/25/37 (a)	1,818	1,773,774
Capital One Multi-Asset Execution Trust, Series 2007-C2, Class C2, 0.58%, 11/17/14 (a)	11,900	11,895,736
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.41%, 2/25/37 (a)	744	722,435
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	496	498,522
Chesapeake Funding LLC, Series 2009-1, Class A, 2.28%, 12/15/20 (a)(b)	6,759	6,775,070
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1, 1.29%, 10/25/37 (a)(b)	3,128	3,059,917
Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.95%, 2/18/14	12,900	12,986,616
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2A, 1.19%, 7/25/37 (a)	194	187,258
Countrywide Asset-Backed Certificates:
Series 2005-4, Class MV1, 0.75%, 10/25/35 (a)	4,413	4,270,855
Series 2006-20, Class 2A2, 0.41%, 4/25/47 (a)	2,850	2,711,423
Series 2006-22, Class 2A2, 0.40%, 5/25/47 (a)	3,468	3,338,874
Series 2006-25, Class 2A2, 0.41%, 6/25/47 (a)	4,908	4,334,578
Series 2007-10, Class 2A1, 0.34%, 6/25/47 (a)	1,129	1,085,551
Series 2007-4, Class A1B, 5.81%, 9/25/37	647	634,800
Series 2007-5, Class 2A1, 0.39%, 9/25/47 (a)	888	872,970

Asset-Backed Securities	Par (000)	Value

Series 2007-6, Class 2A1, 0.39%, 9/25/37 (a)	$1,144	$1,127,438
Series 2007-7, Class 2A1, 0.37%, 10/25/47 (a)	107	105,180
Series 2007-8, Class 2A1, 0.35%, 11/25/37 (a)	2,067	1,982,507
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB8, Class A2A, 0.34%, 10/25/36 (a)	329	326,522
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2004-FF10, Class A3, 0.83%, 9/25/34 (a)	244	229,788
Series 2005-FF10, Class A4, 0.61%, 11/25/35 (a)	1,914	1,477,296
Series 2005-FF4, Class M1, 0.72%, 5/25/35 (a)	2,258	1,802,664
GE-WMC Mortgage Securities LLC, Series 2005-1, Class A2C, 0.65%, 10/25/35 (a)	1,842	1,566,357
GMAC Mortgage Corp. Loan Trust, Series 2006-HLTV, Class A3, 5.59%, 10/25/29	195	193,229
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class A, 3.72%, 3/15/23 (b)	5,900	5,885,250
GSAA Home Equity Trust, Series 2005-12, Class AF3W, 5.00%, 9/25/35 (a)	4,553	4,252,512
GSAMP Trust, Series 2007-HE2, Class A2A, 0.36%, 3/25/47 (a)	623	611,562
Helios Finance LP:
Series 2007-S1, Class B1, 0.98%, 10/20/14 (a)(b)	1,421	1,417,716
Series 2007-S1, Class B2, 2.63%, 10/20/14 (a)(b)	3,589	3,583,905
IndyMac Residential Asset Backed Trust, Series 2007-A, Class 2A1, 0.42%, 4/25/47 (a)	133	132,691
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1, Class A3, 0.39%, 7/25/36 (a)	3,928	3,857,318
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.84%, 6/25/35 (a)	1,726	1,423,672
Morgan Stanley Capital, Inc., Series 2006, Class A3, 0.48%, 12/25/35 (a)	902	888,289
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2B, 0.49%, 12/25/35 (a)	347	341,669
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV2, 0.42%, 9/25/36 (a)	2,728	2,638,380
New Century Home Equity Loan Trust:
Series 2005-3, Class A2D, 0.67%, 7/25/35 (a)	5,149	4,981,348
Series 2005-3, Class M1, 0.77%, 7/25/35 (a)	5,500	4,674,455
Series 2005-3, Class M2, 0.78%, 7/25/35 (a)	1,500	1,037,073
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 0.67%, 8/25/35 (a)	7,148	6,581,147

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	15

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Residential Asset Mortgage Products, Inc.:
Series 2005-EFC3, Class M1, 0.74%, 8/25/35 (a)	$3,125	$3,054,220
Series 2005-RS6, Class M1, 0.79%, 6/25/35 (a)	4,300	3,314,152
Residential Asset Securities Corp.:
Series 2005-AHL1, Class A2, 0.56%, 7/25/35 (a)	387	382,294
Series 2007-KS3, Class AI1, 0.40%, 4/25/37 (a)	219	217,523
Series 2007-KS4, Class A1, 0.39%, 5/25/37 (a)	242	238,123
Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)	4,274	4,236,217
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR5, Class A1A, 0.58%, 8/25/35 (a)	270	267,926
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3A, 0.34%, 10/25/36 (a)	110	109,319
SLM Student Loan Trust, Series 2009-C, Class A, 4.50%, 11/16/43 (a)(b)	5,946	5,636,790
Soundview Home Equity Loan Trust:
Series 2006-EQ1, Class A2, 0.40%, 10/25/36 (a)	2,092	2,053,244
Series 2007-1, Class 2A1, 0.38%, 3/25/37 (a)	1,601	1,474,869
Series 2007-OPT5, Class 2A1, 1.09%, 10/25/37 (a)	57	56,822
Specialty Underwriting & Residential Finance, Series 2005-BC3, Class M2, 0.79%, 6/25/36 (a)	2,600	1,572,977
Structured Asset Investment Loan Trust, Series 2005-1, Class A5, 0.64%, 2/25/35 (a)(b)	818	808,447
Structured Asset Securities Corp., Series 2006-BC5, Class A2, 0.34%, 12/25/36 (a)	1,200	1,173,692
Terwin Mortgage Trust:
Series 2005-12AL, Class AF2, 4.65%, 7/25/36	373	372,356
Series 2005-14HE, Class AF2, 4.85%, 8/25/36	3,638	3,511,316
Wheels SPV LLC, Series 2009-1, Class A, 1.83%, 3/15/18 (a)(b)	3,497	3,508,970
Total Asset-Backed Securities — 6.7%		157,836,915

Corporate Bonds
Aerospace & Defense — 0.5%
BE Aerospace, Inc., 6.88%, 10/01/20 (c)	1,900	2,071,000
L-3 Communications Corp.:
3.95%, 11/15/16	1,250	1,261,653
4.75%, 7/15/20	900	889,245
4.95%, 2/15/21	600	594,635
Series B, 6.38%, 10/15/15	2,396	2,455,900
Lockheed Martin Corp., 5.50%, 11/15/39	1,900	2,052,705
TransDigm, Inc., 7.75%, 12/15/18	2,200	2,365,000

		11,690,138

Corporate Bonds	Par (000)	Value

Air Freight & Logistics — 0.1%
FedEx Corp., 8.00%, 1/15/19	$600	$787,854
United Parcel Service, Inc., 4.88%, 11/15/40	400	462,301

		1,250,155
Beverages — 0.3%
Bottling Group LLC, 5.13%, 1/15/19 (c)	1,100	1,283,327
Diageo Finance BV, 3.25%, 1/15/15	2,000	2,114,418
Dr Pepper Snapple Group, Inc.:
2.35%, 12/21/12	1,000	1,013,848
2.90%, 1/15/16	1,250	1,296,403
PepsiCo, Inc., 4.88%, 11/01/40	1,000	1,155,632

		6,863,628
Biotechnology — 0.8%
Amgen, Inc.:
2.30%, 6/15/16	800	805,466
6.40%, 2/01/39	900	1,061,196
5.15%, 11/15/41	1,250	1,295,855
Biogen Idec, Inc., 6.88%, 3/01/18	7,528	9,098,853
Celgene Corp., 3.95%, 10/15/20	4,000	4,028,488
Genentech, Inc., 4.75%, 7/15/15	625	697,151
Gilead Sciences, Inc., 4.40%, 12/01/21	2,200	2,329,122

		19,316,131
Capital Markets — 0.9%
The Bear Stearns Cos., Inc., 6.40%, 10/02/17	2,500	2,793,072
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	800	870,024
Credit Suisse First Boston USA, Inc.:
5.13%, 1/15/14	1,400	1,459,237
4.88%, 1/15/15	900	940,341
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	1,500	1,536,332
6.15%, 4/01/18	1,500	1,548,133
7.50%, 2/15/19	1,200	1,325,291
6.75%, 10/01/37	1,650	1,535,346
6.25%, 2/01/41	950	931,978
Merrill Lynch & Co., Inc., 6.88%, 4/25/18	550	542,266
Morgan Stanley:
2.88%, 7/28/14 (c)	3,400	3,201,987
6.00%, 4/28/15	1,400	1,402,436
6.25%, 8/28/17	1,500	1,467,968
5.50%, 7/28/21	1,150	1,063,330
7.25%, 4/01/32	600	611,828
Series F, 5.95%, 12/28/17	850	809,826

		22,039,395
Chemicals — 0.3%
Ecolab, Inc., 4.35%, 12/08/21	500	533,945
LyondellBasell Industries N.V., 6.00%, 11/15/21 (b)(c)	1,800	1,867,500
Nalco Co., 6.63%, 1/15/19 (b)	3,500	4,051,250

		6,452,695

See Notes to Financial Statements.

16	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Commercial Banks — 0.6%
HSBC Bank USA NA, 5.88%, 11/01/34	$1,700	$1,640,061
HSBC Holdings Plc, 6.50%, 9/15/37	700	690,964
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	800	860,564
US Bancorp, 2.20%, 11/15/16	4,000	4,038,432
Wachovia Bank NA, 6.00%, 11/15/17	5,400	5,962,804

		13,192,825
Communications Equipment — 0.1%
Omnicom Group, Inc., 4.45%, 8/15/20	2,700	2,783,125
Consumer Finance — 0.4%
American Express Co., 8.13%, 5/20/19	4,800	6,205,781
American Express Credit Co., 2.75%, 9/15/15	2,600	2,613,790

		8,819,571
Containers & Packaging — 0.3%
Crown Americas LLC and Crown Americas Capital Corp. II, 7.63%, 5/15/17	3,900	4,255,875
Sealed Air Corp., 6.88%, 7/15/33 (b)	2,000	1,750,000

		6,005,875
Diversified Financial Services — 1.5%
Associates Corp. of North America, 6.95%, 11/01/18	1,500	1,629,949
Bank of America Corp.:
4.50%, 4/01/15	4,300	4,149,440
3.70%, 9/01/15	1,000	930,421
3.75%, 7/12/16 (c)	2,400	2,222,206
5.49%, 3/15/19	1,500	1,292,866
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,457,348
6.38%, 8/12/14	1,400	1,469,329
6.13%, 11/21/17	1,000	1,067,231
8.50%, 5/22/19	1,600	1,883,338
8.13%, 7/15/39	600	734,599
General Electric Capital Corp.:
2.25%, 11/09/15	2,000	2,008,942
4.38%, 9/16/20	4,000	4,087,540
4.63%, 1/07/21	1,600	1,659,923
6.75%, 3/15/32	500	585,471
6.88%, 1/10/39	1,000	1,198,032
JPMorgan Chase & Co.:
3.45%, 3/01/16	3,300	3,352,645
3.15%, 7/05/16	1,100	1,105,148
5.60%, 7/15/41	2,400	2,512,716
5.40%, 1/06/42	1,100	1,147,944
SLM Corp.:
6.25%, 1/25/16	300	291,744
8.00%, 3/25/20	950	959,500

		35,746,332
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
4.95%, 1/15/13	1,500	1,563,328
2.40%, 8/15/16	1,250	1,275,359
6.55%, 2/15/39	2,000	2,544,078
5.35%, 9/01/40	1,231	1,384,752

Corporate Bonds	Par (000)	Value

BellSouth Corp., 6.55%, 6/15/34	$2,400	$2,856,890
British Telecommunications Plc, 9.63%, 12/15/30	400	563,720
Embarq Corp., 8.00%, 6/01/36	3,000	3,108,564
Qwest Corp., 8.38%, 5/01/16	3,300	3,779,731
Telefonica Emisiones SAU, 5.86%, 2/04/13	3,600	3,660,358
Verizon Communications, Inc.:
8.75%, 11/01/18	2,000	2,701,452
6.90%, 4/15/38	900	1,202,935
8.95%, 3/01/39	500	800,730
7.35%, 4/01/39	1,700	2,376,625
Windstream Corp., 7.88%, 11/01/17 (c)	5,350	5,791,375

		33,609,897
Electric Utilities — 1.8%
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,094,030
5.88%, 2/01/33	3,500	4,234,727
Duke Energy Corp.:
2.15%, 11/15/16	2,100	2,105,970
5.05%, 9/15/19	2,000	2,269,110
FirstEnergy Solutions Corp., 6.05%, 8/15/21	1,200	1,331,634
Ipalco Enterprises, Inc., 5.00%, 5/01/18	850	833,000
MidAmerican Energy Holdings Co., 5.75%, 4/01/18	6,550	7,558,746
Northern States Power Co, 5.25%, 7/15/35	2,500	3,076,523
Oncor Electric Delivery Co. LLC, 5.95%, 9/01/13	2,750	2,942,536
Pacific Gas & Electric Co.:
5.63%, 11/30/17	1,500	1,774,998
3.25%, 9/15/21 (c)	2,900	2,942,674
PacifiCorp:
5.50%, 1/15/19	1,300	1,534,121
6.25%, 10/15/37	1,000	1,318,190
Progress Energy, Inc.:
4.88%, 12/01/19	3,100	3,524,433
4.40%, 1/15/21	3,700	4,078,454
Southern Co. (The), 4.15%, 5/15/14	900	961,424

		41,580,570
Electrical Equipment — 0.1%
Roper Industries, Inc., 6.25%, 9/01/19	1,500	1,772,388
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17	2,900	3,350,074
Food Products — 0.7%
ConAgra Foods, Inc., 7.13%, 10/01/26	2,400	2,824,138
General Mills, Inc., 5.65%, 2/15/19	1,400	1,661,358
Hershey Co. (The), 4.13%, 12/01/20	1,550	1,733,847
Kellogg Co.:
4.45%, 5/30/16	100	111,004
3.25%, 5/21/18	1,550	1,630,022
Series B, 7.45%, 4/01/31	100	136,372
Kraft Foods, Inc., 5.38%, 2/10/20	3,600	4,153,863
Mead Johnson Nutrition Co., 4.90%, 11/01/19	4,500	4,952,677

		17,203,281

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	17

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 6.55%, 10/15/37	$1,600	$2,032,723
Health Care Providers & Services — 1.1%
AmerisourceBergen Corp.:
4.88%, 11/15/19	900	1,009,161
3.50%, 11/15/21	3,950	4,056,294
Cardinal Health, Inc., 4.63%, 12/15/20	4,300	4,609,686
DaVita, Inc., 6.38%, 11/01/18	3,550	3,634,313
Health Net, Inc., 6.38%, 6/01/17	2,300	2,392,000
Humana, Inc., 6.45%, 6/01/16	4,100	4,539,114
UnitedHealth Group, Inc.:
4.70%, 2/15/21 (c)	3,100	3,485,060
6.88%, 2/15/38	1,700	2,279,807
5.70%, 10/15/40	250	299,315

		26,304,750
Hotels, Restaurants & Leisure — 0.7%
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,397,376
4.88%, 7/15/40	1,600	1,909,263
Wyndham Worldwide Corp., 6.00%, 12/01/16	3,100	3,343,040
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,138,298
6.25%, 3/15/18	2,500	2,929,555
5.30%, 9/15/19	2,241	2,507,316
6.88%, 11/15/37	2,100	2,680,822

		16,905,670
Household Durables — 0.0%
Tupperware Brands Corp., 4.75%, 6/01/21 (b)	900	901,792
Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc., 5.15%, 12/01/20	3,200	3,467,648
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	575,298
PSEG Power LLC, 4.15%, 9/15/21	1,150	1,194,366
Southern Power Co., 5.15%, 9/15/41	1,000	1,060,945

		6,298,257
Industrial Conglomerates — 0.4%
Tyco International Finance SA, 8.50%, 1/15/19	8,000	10,304,632
Insurance — 0.6%
American International Group:
6.40%, 12/15/20	1,200	1,211,076
8.18%, 5/15/68 (a)	500	445,000
Markel Corp., 5.35%, 6/01/21	1,300	1,361,282
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	442,980
9.25%, 4/15/19	2,300	3,033,213
4.80%, 7/15/21	1,600	1,751,307
Willis Group Holdings Plc:
4.13%, 3/15/16	2,600	2,640,656
5.75%, 3/15/21	1,300	1,378,650
XL Group Ltd., 5.75%, 10/01/21	1,400	1,477,528

		13,741,692

Corporate Bonds	Par (000)	Value

Internet Software & Services — 0.1%
Digital Realty Trust LP, 5.88%, 2/01/20	$2,800	$2,913,285
IT Services — 0.6%
International Business Machines Corp.:
2.00%, 1/05/16	8,600	8,821,166
7.63%, 10/15/18	2,050	2,751,016
5.60%, 11/30/39 (c)	1,600	2,055,488
The Western Union Co., 6.20%, 11/17/36	600	638,412

		14,266,082
Leisure Equipment & Products — 0.1%
Mattel, Inc.:
2.50%, 11/01/16	750	754,820
5.45%, 11/01/41	1,800	1,822,633

		2,577,453
Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	4,100	4,254,029
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	1,600	1,694,269

		5,948,298
Machinery — 0.3%
Case New Holland, Inc., 7.75%, 9/01/13 (c)	3,191	3,390,437
Danaher Corp., 2.30%, 6/23/16	450	467,725
Dover Corp., 4.30%, 3/01/21 (c)	2,400	2,704,884

		6,563,046
Media — 1.2%
CBS Corp.:
4.30%, 2/15/21 (c)	2,000	2,064,982
5.90%, 10/15/40	2,200	2,469,656
Comcast Corp., 5.70%, 5/15/18	2,450	2,819,360
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.63%, 5/15/16	4,800	5,094,000
DISH DBS Corp.:
7.88%, 9/01/19 (c)	2,700	3,051,000
6.75%, 6/01/21	1,200	1,293,000
NBCUniversal Media LLC, 6.40%, 4/30/40	500	614,697
News America, Inc., 4.50%, 2/15/21	2,500	2,621,273
Scripps Networks Interactive, Inc., 2.70%, 12/15/16	2,300	2,301,221
Time Warner, Inc.:
8.25%, 4/01/19 (c)	2,350	2,951,628
6.25%, 3/29/41	1,100	1,318,846
Viacom, Inc., 4.38%, 9/15/14	1,300	1,392,624

		27,992,287
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17	2,200	2,337,500
Kinross Gold Corp., 6.88%, 9/01/41 (b)	1,100	1,122,501
Newmont Mining Corp., 6.25%, 10/01/39	3,000	3,552,036
Xstrata Canada Corp., 6.20%, 6/15/35	1,000	1,035,986
Xstrata Canada Financial Corp., 6.00%, 11/15/41 (b)	650	666,973

		8,714,996

See Notes to Financial Statements.

18	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Multi-Utilities — 0.3%
Dominion Resources, Inc.:
6.40%, 6/15/18 (c)	$4,050	$4,887,795
4.45%, 3/15/21	2,100	2,338,970

		7,226,765
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21	1,200	1,250,921
7.00%, 1/15/38	600	797,822

		2,048,743
Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.:
6.45%, 9/15/36	1,000	1,140,101
6.20%, 3/15/40	1,300	1,446,757
BP Capital Markets Plc:
3.13%, 10/01/15	700	733,196
3.20%, 3/11/16	1,500	1,572,033
3.56%, 11/01/21	1,900	1,978,060
Buckeye Partners LP, 4.88%, 2/01/21	550	578,903
ConocoPhillips, 6.50%, 2/01/39	1,400	1,936,574
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	500	583,767
Encana Corp., 6.50%, 5/15/19 (c)	400	478,058
Energy Transfer Partners LP:
9.70%, 3/15/19	1,900	2,327,785
9.00%, 4/15/19	800	951,574
Enterprise Products Operating LLC:
5.20%, 9/01/20	500	553,427
5.75%, 3/01/35	1,500	1,594,709
5.95%, 2/01/41	900	1,008,769
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (b)	300	297,750
8.63%, 4/15/20	3,200	3,472,000
7.75%, 2/01/21	250	260,000
Marathon Petroleum Corp., 6.50%, 3/01/41	1,000	1,133,226
Noble Energy, Inc., 4.15%, 12/15/21	2,100	2,172,435
ONEOK Partners LP, 6.85%, 10/15/37	1,300	1,578,409
Petrobras International Finance Co.:
5.75%, 1/20/20	1,500	1,605,180
5.38%, 1/27/21	2,200	2,311,322
Petroleos Mexicanos:
5.50%, 1/21/21	1,100	1,193,500
6.50%, 6/02/41	1,400	1,575,000
Petronas Capital Ltd., 5.25%, 8/12/19	2,200	2,467,067
Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19	600	766,496
6.70%, 5/15/36	1,000	1,188,056
TransCanada PipeLines Ltd.:
6.50%, 8/15/18	2,850	3,487,733
3.80%, 10/01/20	4,200	4,532,670
Williams Partners LP:
3.80%, 2/15/15	800	839,834
4.00%, 11/15/21	1,150	1,180,844

		46,945,235
Paper & Forest Products — 0.3%
Domtar Corp., 10.75%, 6/01/17	1,500	1,890,000

Corporate Bonds	Par (000)	Value

International Paper Co.:
9.38%, 5/15/19 (c)	$1,600	$2,079,141
7.50%, 8/15/21	2,100	2,592,154
6.00%, 11/15/41	200	217,122

		6,778,417
Pharmaceuticals — 0.6%
Abbott Laboratories, 5.30%, 5/27/40	1,400	1,676,559
AstraZeneca Plc, 6.45%, 9/15/37	1,500	2,023,236
Eli Lilly & Co., 5.55%, 3/15/37	1,700	2,062,401
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	1,200	1,444,328
6.38%, 5/15/38	500	669,026
Pfizer, Inc., 6.20%, 3/15/19	1,500	1,850,860
Sanofi-Aventis SA, 2.63%, 3/29/16	2,400	2,502,545
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	2,800	2,847,978

		15,076,933
Professional Services — 0.0%
Dun & Bradstreet Corp. (The), 2.88%, 11/15/15	600	616,307
Real Estate — 0.0%
Boston Properties LP, 3.70%, 11/15/18	950	970,028
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 4.63%, 4/01/15	4,000	4,169,248
Simon Property Group LP, 5.65%, 2/01/20	1,000	1,146,058

		5,315,306
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41	2,700	3,121,238
CSX Corp., 5.75%, 3/15/13	2,600	2,736,916
Norfolk Southern Corp., 5.75%, 1/15/16	1,100	1,273,390
Union Pacific Corp., 6.13%, 2/15/20	1,300	1,591,336

		8,722,880
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., 3.30%, 10/01/21	2,100	2,212,201
Software — 0.3%
Oracle Corp.:
5.25%, 1/15/16	1,500	1,732,048
5.75%, 4/15/18	550	667,417
5.38%, 7/15/40	3,100	3,776,659

		6,176,124
Specialty Retail — 0.9%
AutoZone, Inc., 4.00%, 11/15/20	6,600	6,761,786
The Gap, Inc., 5.95%, 4/12/21	935	891,804
Limited Brands, Inc.:
6.90%, 7/15/17	2,167	2,334,942
8.50%, 6/15/19	4,000	4,660,000
Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	1,000	1,167,590
O’Reilly Automotive, Inc., 4.63%, 9/15/21	2,300	2,411,594
The Sherwin-Williams Co., 3.13%, 12/15/14	3,300	3,477,299

		21,705,015

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	19

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Tobacco — 0.6%
Altria Group, Inc.:
9.70%, 11/10/18	$2,750	$3,699,886
9.25%, 8/06/19	1,100	1,477,032
9.95%, 11/10/38	200	304,196
Lorillard Tobacco Co., 3.50%, 8/04/16	1,200	1,213,780
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,321,561
5.65%, 5/16/18	1,300	1,537,670
2.90%, 11/15/21	2,700	2,752,782
6.38%, 5/16/38	1,500	1,955,539

		15,262,446
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 5.00%, 3/30/20	2,800	3,093,362
American Tower Corp.:
4.50%, 1/15/18	2,100	2,136,252
5.05%, 9/01/20	2,300	2,304,161
Vodafone Group Plc:
2.88%, 3/16/16 (c)	1,800	1,867,687
5.63%, 2/27/17	950	1,103,077

		10,504,539
Total Corporate Bonds — 22.3%		526,701,982

Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41	1,500	1,740,000
Colombia Government International Bond:
4.38%, 7/12/21	4,300	4,622,500
7.38%, 9/18/37	800	1,124,000
Indonesia Government International Bond, 5.88%, 3/13/20 (b)	1,800	2,038,500
Mexico Government International Bond, 6.05%, 1/11/40	2,600	3,178,500
Panama Government International Bond, 6.70%, 1/26/36	800	1,044,000
Peruvian Government International Bond:
7.13%, 3/30/19 (c)	1,900	2,389,250
6.55%, 3/14/37	300	381,000
South Africa Government International Bond, 5.50%, 3/09/20	2,000	2,240,000
Total Foreign Agency Obligations — 0.8%		18,757,750

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.5%
Banc of America Funding Corp.:
Series 2005-8, Class 4A27, 5.75%, 1/25/36	952	922,904
Series 2006-6, Class 1A12, 5.75%, 8/25/36	205	203,770
Citicorp Mortgage Securities, Inc.:
Series 2006-1, Class 2A1, 5.00%, 2/25/21	818	810,238
Series 2007-3, Class 1A7, 6.00%, 4/25/37	1,504	1,503,772
Countrywide Alternative Loan Trust:
Series 2005-51, Class 1A2A, 0.57%, 11/20/35 (a)	2,072	2,000,425

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Series 2006-HY12, Class A1, 5.57%, 8/25/36 (a)	$702		$681,574
Series 2006-OA2, Class A2A, 0.43%, 5/20/46 (a)	25		24,537
Crusade Global Trust, Series 2004-1, Class A1, 0.55%, 1/16/35 (a)	3,238		3,236,015
First Horizon Asset Securities, Inc., Series 2006-2, Class 1A6, 6.00%, 8/25/36	109		108,641
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 4A3, 4.89%, 6/19/35 (a)	3,583		3,462,682
Greenpoint Mortgage Funding Trust:
Series 2006-AR4, Class A1A, 1.00%, 9/25/46 (a)	—	(d)	76
Series 2006-AR5, Class A1A, 0.37%, 10/25/46 (a)	1,689		1,606,577
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.77%, 1/25/36 (a)	2,797		2,626,543
HSI Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.68%, 8/25/35 (a)	1,266		1,176,010
JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A2, 0.35%, 12/25/36 (a)	1,188		1,157,529
Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	683		682,143
Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A1, 0.49%, 9/25/47 (a)	1,087		1,067,269
Thornburg Mortgage Securities Trust:
Series 2007-1, Class A2B, 0.36%, 3/25/37 (a)	3,622		3,580,324
Series 2007-2, Class A1, 0.38%, 6/25/37 (a)	557		549,766
Series 2007-2, Class A3A, 0.37%, 6/25/37 (a)	7,557		7,472,613
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-11, Class 1A13, 4.75%, 10/25/18	724		743,077
Series 2005-7, Class A3, 5.25%, 9/25/35	761		760,445

			34,376,930
Commercial Mortgage-Backed Securities — 2.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-6, Class A3, 4.51%, 12/10/42	605		614,781
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	5,433		5,510,662
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.07%, 12/10/49 (a)	2,500		2,776,728

See Notes to Financial Statements.

20	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)	Value

Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%, 4/15/37	$826	$827,735
Series 2005-C5, Class AM, 5.10%, 8/15/38 (a)	1,500	1,570,365
CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.22%, 8/15/48	3,000	3,190,863
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35	2,191	2,200,061
Series 2007-C1, Class A2, 5.42%, 12/10/49	1,772	1,776,391
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.22%, 4/10/37 (a)	1,000	1,070,683
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2002-CIB4, Class A3, 6.16%, 5/12/34	4,771	4,773,357
Series 2005-CB12, Class A3A1, 4.82%, 9/12/37	1,605	1,604,100
Series 2007-CB19, Class A3, 5.74%, 2/12/49 (a)	4,300	4,573,244
LB-UBS Commercial Mortgage Trust:
Series 2006-C7, Class A2, 5.30%, 11/15/38	4,179	4,186,300
Series 2007-C6, Class A4, 5.86%, 7/15/40 (a)	5,700	6,243,763
Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.44%, 2/12/39 (a)	239	238,816
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.89%, 2/12/42	449	453,880
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.08%, 9/15/37	2,165	2,203,468
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, 5/15/46	6,000	6,582,084

		50,397,281
Total Non-Agency Mortgage-Backed Securities — 3.6%		84,774,211

Preferred Securities
Capital Trusts
Insurance — 0.3%
Aon Corp., 8.21%, 1/01/27	1,700	1,981,437
Chubb Corp. (The):
6.00%, 5/11/37	800	964,656
6.38%, 3/29/67 (a)	2,550	2,518,125
The Travelers Cos., Inc., 6.25%, 6/15/37	1,000	1,243,474

		6,707,692
Total Capital Trusts — 0.3%		6,707,692

Preferred Securities	Shares	Value

Trust Preferred — 0.1%
Diversified Financial Services — 0.1%
JPMorgan Chase Capital XXVII, 7.00%, 11/01/39	3,500	$3,521,875
Total Preferred Securities — 0.4%		10,229,567

Preferred Stocks
Diversified Telecommunication Services — 0.2%
Qwest Corp., 7.38%	196	5,201,840
Total Preferred Stocks — 0.2%		5,201,840

	Par (000)
Taxable Municipal Bonds
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40	$150	188,553
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40	150	190,836
New Jersey State Turnpike Authority Revenue, 7.10%, 1/01/41	700	958,342
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	450	522,203
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41	450	593,644
Port Authority of New York & New Jersey Revenue, 5.65%, 11/01/40	800	907,992
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/39	600	754,356
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/31	900	1,185,507
State of California:
7.55%, 4/01/39	400	489,088
7.63%, 3/01/40	1,150	1,414,902
7.60%, 11/01/40	250	308,678
State of Illinois, 2.77%, 1/01/12	5,200	5,200,000
State of Mississippi, 5.25%, 11/01/34	600	677,502
University of Missouri System Facilities Revenue, 5.79%, 11/01/41	300	386,256
Total Taxable Municipal Bonds — 0.6%		13,777,859

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.1%
Fannie Mae, 0.75%, 12/19/14	50,000	50,154,150
Collateralized Mortgage Obligations — 1.2%
Fannie Mae REMICS:
Series 2007-54, Class PF, 0.51%, 6/25/37 (a)	5,958	5,923,417
Series 2010-35, Class EF, 0.84%, 4/25/40 (a)	7,464	7,471,305
Series 2010-89, Class CF, 0.74%, 2/25/38 (a)	6,127	6,119,592
Freddie Mac Mortgage Backed Securities:
Series 3667, Class FW, 0.83%, 2/15/38 (a)	4,758	4,762,271

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	21

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value

Series 3807, Class FN, 0.78%, 2/15/41 (a)	$4,235	$4,234,766

		28,511,351
Mortgage-Backed Securities — 49.1%
Fannie Mae Mortgage Backed Securities:
2.36%, 1/01/36 (a)	1,843	1,946,551
2.38%, 4/11/16	33,812	35,724,170
2.39%, 8/01/33	2,872	3,022,196
2.47%, 5/01/33 (a)	3,792	3,993,771
2.52%, 1/01/35 (a)	1,625	1,711,525
2.75%, 8/01/41 (a)	4,054	4,202,843
3.00%, 2/01/26—1/01/42 (e)	4,939	5,102,129
3.31%, 9/01/41 (a)	2,247	2,341,364
3.36%, 4/01/40 (a)	593	620,915
3.50%, 2/01/26—1/01/42 (e)	96,033	99,063,119
3.60%, 5/01/40 (a)	3,790	3,968,137
4.00%, 8/01/25—1/01/42 (e)	188,469	198,203,017
4.50%, 10/01/24—1/01/42 (e)	85,099	90,651,490
5.00%, 1/01/18—1/01/42 (e)	64,238	69,431,073
5.50%, 9/01/19—1/01/42 (e)	90,846	99,081,180
6.00%, 11/01/22—1/01/42 (e)	74,907	82,648,997
6.50%, 12/01/30—12/01/32	17,232	19,667,461
Freddie Mac Mortgage Backed Securities:
2.22%, 10/01/33 (a)	1,621	1,688,066
2.50%, 5/27/16 (c)	26,214	27,762,592
2.63%, 11/01/36 (a)	1,926	2,053,094
3.00%, 1/01/42 (e)	4,000	4,128,752
3.26%, 8/01/41 (a)	2,810	2,928,075
3.34%, 7/01/41 (a)	1,645	1,715,119
3.35%, 2/01/40 (a)	3,794	3,972,080
3.50%, 12/01/25—1/01/42 (e)	10,478	10,911,902
4.00%, 3/01/26—1/01/42 (e)	39,306	41,282,058
4.50%, 8/01/20—1/01/42 (e)	56,973	60,428,014
4.57%, 4/01/38 (a)	4,798	5,116,130
5.00%, 10/01/20—1/01/42 (e)	42,400	45,612,483
5.50%, 12/01/27—8/01/38	27,084	29,453,396
6.00%, 12/01/28—1/01/38	22,802	25,186,567
6.50%, 5/01/21—1/01/36	3,913	4,445,235
Ginnie Mae Mortgage Backed Securities:
3.50%, 12/15/40—1/01/42 (e)	2,968	3,097,334
4.00%, 9/15/40—1/01/42 (e)	26,397	28,354,576
4.50%, 3/15/39—1/01/42 (e)	53,617	58,610,027
5.00%, 9/15/39—1/01/42 (e)	46,912	52,174,465
5.50%, 6/15/34—11/20/39	16,530	18,584,072
6.00%, 1/01/42 (e)	9,000	10,186,875

		1,159,070,850
Total U.S. Government Sponsored Agency Securities — 52.4%		1,237,736,351

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.38%, 8/15/27 (c)	24,068	36,481,817
6.25%, 5/15/30	17,228	26,643,861
5.00%, 5/15/37 (c)	23,800	33,487,338
4.38%, 5/15/40 (c)(f)	23,100	30,008,332

U.S. Treasury Obligations	Par (000)	Value

3.88%, 8/15/40	$20,650	$24,754,187
4.25%, 11/15/40	4,640	5,917,448
4.38%, 5/15/41	4,931	6,424,940
U.S. Treasury Inflation Indexed Notes:
1.88%, 7/15/13	24,655	25,782,017
0.13%, 4/15/16	59,388	61,912,021
U.S. Treasury Notes:
1.25%, 2/15/14	61,000	62,253,367
1.75%, 3/31/14 (c)	33,000	34,080,222
2.75%, 12/31/17 (c)	26,500	29,050,625
1.75%, 10/31/18	1,041	1,071,417
Total U.S. Treasury Obligations — 16.0%		377,867,592
Total Long-Term Investments (Cost — $2,329,716,966) — 103.0%		2,432,884,067

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (g)(h)(i)	559,553,070	559,553,070
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (g)(h)(i)	36,989,307	36,989,307

		596,542,377
Total Short-Term Securities (Cost — $596,542,377) — 25.2%		596,542,377
Total Investments Before TBA Sale Commitments (Cost — $2,926,259,343*) — 128.2%		3,029,426,444

TBA Sale Commitments (e)	Par (000)
Fannie Mae Mortgage Backed Securities:
3.50%, 2/01/26—1/01/42	$40,200	(41,482,406)
4.00%, 08/01/25—1/01/42	164,800	(173,117,250)
4.50%, 10/01/24—1/01/42	19,600	(20,857,500)
5.00%, 1/01/18—1/01/42	152,600	(164,855,188)
5.50%, 9/01/19—1/01/42	101,000	(109,979,531)
6.00%, 11/01/22—1/01/42	20,000	(22,021,875)
Ginnie Mae Mortgage Backed Securities:
5.00%, 9/15/39—1/01/42	10,000	(11,072,188)
Total TBA Sale Commitments (Proceeds — $541,008,937) — (23.0)%		(543,385,938)
Total Investments Net of TBA Sale Commitments — 105.2%		2,486,040,506
Liabilities in Excess of Other Assets — (5.2)%		(123,587,956)

Net Assets — 100.0%		$2,362,452,550

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,928,227,671

Gross unrealized appreciation	$111,420,990
Gross unrealized depreciation	(10,222,217)

Net unrealized appreciation	$101,198,773

See Notes to Financial Statements.

22	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Amount is less than $500.

(e)	Represents or includes a “to-be-announced” (“TBA”) transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$15,244,688	$49,154
Barclays Capital Inc.	$(42,995,219)	$(216,118)
BNP Paribas	$18,933,875	$86,037
Citigroup Global	$94,999,407	$462,062
Credit Suisse Securities LLC	$(81,690,719)	$(449,546)
Deutsche Bank Securities, Inc.	$(1,165,017)	$(134,652)
Goldman Sachs & Co.	$7,885,702	$11,457
JPMorgan Securities, Ltd.	$(36,317,437)	$(33,251)
Morgan Stanley Capital Services, Inc.	$13,829,719	$94,830
Nomura Securities	$23,955,250	$148,407
R.B.C. Dominion Securities	$(2,879,844)	$(16,529)
RBS Securities LLC	$(80,102,984)	$(850,656)
UBS Securities LLC	$4,130,624	$8,202
Wells Fargo Securities	$(3,794,375)	$(22,729)

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	519,520,789	40,032,281	559,553,070	$699,708
BlackRock Cash Funds: Prime, SL Agency Shares	12,803,177	24,186,130	36,989,307	$52,811

(h)	Represents the current yield as of report date.

(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1,178	2-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$259,804,220	$(95,729)
1,372	5-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$169,109,719	195,963
2,339	10-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$306,701,375	1,203,560
53	30-Year U.S. Treasury Bonds	Chicago Mercantile	March 2012	$7,675,063	37,140
Total					$1,340,934

•	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
19	Ultra Long U.S. Treasury Bonds	Chicago Mercantile	March 2012	$3,043,563	$(53,709)

•	Credit default swaps on single-name issues – sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
General Electric Capital Corp.	3.25%	Deutsche Bank AG	12/20/13	AA+	$4,000	$32,847

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Master Portfolio may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield	5.00%	Deutsche Bank AG	6/20/16	$26,460	$(242,644)

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
1.71%[1]	3-month LIBOR	RBS PLC	11/14/18	$58,000	$(335,965)
1.89%[1]	3-month LIBOR	Deutsche Bank AG	10/20/18	60,300	(1,119,672)
Total					$(1,455,637)

[1]	Pays fixed interest rate and receives floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	23

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$157,836,915	—	$157,836,915
Corporate Bonds	—	526,701,982	—	526,701,982
Foreign Agency Obligations	—	18,757,750	—	18,757,750
Non-Agency Mortgage-Backed Securities	—	84,774,211	—	84,774,211
Preferred Securities	—	10,229,567	—	10,229,567
Preferred Stocks	$5,201,840	—	—	5,201,840
Taxable Municipal Bonds	—	13,777,859	—	13,777,859
U.S. Government Sponsored Agency Securities	—	1,237,736,351	—	1,237,736,351
U.S. Treasury Obligations	—	377,867,592	—	377,867,592
Short-Term Securities:
Money Market Funds	596,542,377	—	—	596,542,377
Liabilities:
TBA Sale Commitments	—	(543,385,938)	—	(543,385,938)

Total	$601,744,217	$1,884,296,289	$—	$2,486,040,506

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	—	—	—
Interest rate contracts	$1,340,934	—	—	$1,340,934
Liabilities:
Credit contracts	—	$(209,797)	—	(209,797)
Interest rate contracts	(53,709)	(1,455,637)	—	(1,509,346)

Total	$1,287,225	$(1,665,434)	$—	$(378,209)

[1]	Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

24	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	CoreAlpha Bond Master Portfolio

December 31, 2011

Assets
Investments at value — unaffiliated (including securities loaned of $142,514,270) (cost — $2,329,716,966)	$2,432,884,067
Investments at value — affiliated (cost — $596,542,377)	596,542,377
Foreign currency at value (cost — $2,595,164)	2,432,236
TBA sale commitments receivable	541,008,937
Investments sold receivable	349,385
Unrealized appreciation on swaps	32,847
Swaps premiums paid	1,470,898
Securities lending income receivable	89,918
Interest receivable	13,209,634
Margin variation receivable	983,784
Cash pledged as collateral for swaps	310,000

Total assets	3,589,314,083

Liabilities
Collateral on securities loaned at value	146,351,011
Investments purchased payable	534,096,766
TBA sale commitments at value (proceeds — $541,008,937)	543,385,938
Cash held as collateral for swaps	793,293
Unrealized depreciation on swaps	1,698,281
Investment advisory fees payable	483,534
Professional fees payable	35,278
Trustees’ fees payable	17,432

Total liabilities	1,226,861,533

Net Assets	$2,362,452,550

Net Assets Consist of
Investors’ capital	$2,259,802,085
Net unrealized appreciation/depreciation	102,650,465

Net Assets	$2,362,452,550

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	25

Statement of Operations	CoreAlpha Bond Master Portfolio

Year Ended December 31, 2011

Investment Income
Interest	$78,890,312
Income — affiliated	543,532
Securities lending — affiliated	208,987
Dividends	173,656

Total income	79,816,487

Expenses
Investment advisory	5,657,549
Administration	350,436
Professional	73,275
Independent Trustees	58,042

Total expenses	6,139,302
Less fees waived by advisor	(131,317)

Total expenses after fees waived	6,007,985

Net investment income	73,808,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	44,914,863
Financial futures contracts	18,379,097
Swaps	4,787,616
Foreign currency transactions	(15,565)

68,066,011

Net change in unrealized appreciation/depreciation on:
Investments	47,447,190
Financial futures contracts	4,944,532
Swaps	(6,175,752)
Foreign currency transactions	(162,928)

46,053,042

Total realized and unrealized gain	114,119,053

Net Increase in Net Assets Resulting from Operations	$187,927,555

See Notes to Financial Statements.

26	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Statements of Changes in Net Assets	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
Increase in Net Assets:	2011	2010

Operations
Net investment income	$73,808,502	$60,862,874
Net realized gain	68,066,011	38,222,728
Net change in unrealized appreciation/depreciation	46,053,042	16,401,998

Net increase in net assets resulting from operations	187,927,555	115,487,600

Capital Transactions
Proceeds from contributions	709,072,896	668,474,923
Value of withdrawals	(685,111,132)	(267,359,402)

Net increase in net assets derived from capital transactions	23,961,764	401,115,521

Net Assets
Total increase in net assets	211,889,319	516,603,121
Beginning of year	2,150,563,231	1,633,960,110

End of year	$2,362,452,550	$2,150,563,231

See Notes to Financial Statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	27

Financial Highlights	CoreAlpha Bond Master Portfolio

	Year Ended December 31,
	2011		2010		2009		2008	2007

Total Investment Return
Total investment return	8.38%		6.56%		11.67%		3.62%	5.10%

Ratios to Average Net Assets
Total expenses	0.27%		0.36%		0.35%		0.36%	0.36%

Total expenses after fees waived	0.26%		0.35%		0.35%		0.36%	0.35%

Net investment income	3.22%		3.19%		4.33%		4.47%	5.18%

Supplemental Data
Net assets, end of year (000)	$2,362,453		$2,150,563		$1,633,960		$1,115,903	$1,479,888

Portfolio turnover[1]	1,646%	[2]	621%	[3]	278%	[4]	351%	466%

[1]	Portfolio turnover rates include TBA transactions, if any.
[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.
[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.
[4]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

28	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Notes to Financial Statements	CoreAlpha Bond Master Portfolio

1. Organization and Significant Accounting Policies:

CoreAlpha Bond Master Portfolio (the “Master Portfolio”) is a series of Master Investment Portfolio (“MIP”) and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	29

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll

30	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls, TBA sale commitments, financial futures contracts and swaps), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	31

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows the Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolio to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, the Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Swaps: The Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Master Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

32	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

•

Credit default swaps — The Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*	$1,340,934
Credit contracts	Unrealized appreciation on swaps, Swap premiums paid	1,503,745
Total		$2,844,679

	Liability Derivatives
	Statement of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps	$1,509,346
Credit contracts	Unrealized depreciation on swaps	242,644
Total		$1,751,990

*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain (Loss) From
	Interest Rate Contracts	Credit Contracts
Financial futures contracts	$18,379,097	—
Swaps	4,982,350	$(194,734)

Total	$23,361,447	$(194,734)

	Net Change in Unrealized Appreciation/Depreciation on
	Interest Rate Contracts	Credit Contracts
Financial futures contracts	$4,944,532	—
Swaps	(5,643,215)	$(532,537)

Total	$(698,683)	$(532,537)

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	33

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	3,998
Average number of contracts sold	53
Average notional value of contracts purchased	$583,890,914
Average notional value of contracts sold	$6,661,082
Credit default swaps:
Average number of contracts – buy protection	2
Average number of contracts – sell protection	3
Average notional value – buy protection	$17,115,000
Average notional value – sell protection	$151,125,000
Interest rate swaps:
Average number of contracts – pays fixed rate	1
Average number of contracts – receives fixed rate	—
Average notional value – pays fixed rate	$45,075,000
Average notional value – receives fixed rate	$—

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio paid BFA an annual investment advisory rate of 0.25% based on the average daily net assets on the Master Portfolio from January 1, 2011 through May 31, 2011.

Effective June 1, 2011, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”),

counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amount of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of the Master Portfolio. Effective March 1, 2011, BTC receives administration fees of 0.10% based on the average daily net assets of the Institutional shares of the BlackRock CoreAlpha Bond Fund.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

With respect to the independent expenses discussed above, BTC has contractually agreed to provide and offsetting credit against the advisory fees paid by the Master Portfolio in an amount equal to the independent expenses, through April 30, 2012. The amount of the waiver and offsetting credits are shown as fees waived in the Statement of Operations.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other

34	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	CoreAlpha Bond Master Portfolio

than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending – affiliated in the Statement of Operations. For the year ended December 31, 2011, BTC received $97,210 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were $35,009,575,305 and $35,521,110,050, respectively.

Purchases and sales of US government securities for the Master Portfolio for the year ended December 31, 2011, were $1,146,055,409 and $601,663,219, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar rolls were $2,975,643,297 and $2,972,952,383, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	35

Report of Independent Registered Public Accounting Firm	CoreAlpha Bond Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the CoreAlpha Bond Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

36	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	37

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

38	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	39

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

40	BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK COREALPHA BOND FUND	DECEMBER 31, 2011	41

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# CAB-12/11

December 31, 2011

Annual Report

BlackRock Bond Index Fund | of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.
October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

BLACKROCK BOND INDEX FUND	3

Fund Summary as of December 31, 2011	BlackRock Bond Index Fund

Investment Objective

BlackRock Bond Index Fund’s (the “Fund”) investment objective is to provide investment results that correspond to the total return performance of fixed-income securities in the aggregate, as represented by the Barclays Capital U.S. Aggregate Bond Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2011, the Class K Shares of the Fund generated a total return of 7.55%, while the benchmark Barclays Capital US Aggregate Bond Index (the “Index”) returned 7.84%. The Index is comprised of US government securities and investment-grade corporate bonds, as well as mortgage-backed securities, asset-backed securities and commercial mortgage-backed securities.

•

For the period beginning with their initial trading date of March 31, 2011 through December 31, 2011, the Fund’s Institutional and Investor A Share Classes returned 7.18% and 7.01%, respectively. For the same period, the benchmark index returned 7.39%.

•

Returns for the Fund’s respective share classes differ from the benchmark index based on individual share-class expenses. The Fund invests all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Fixed income markets were impacted by various geopolitical and economic events in 2011. Although ongoing debt and deleveraging concerns have been with us for some time, the degree to which they escalated in 2011 was a surprise to many, with the European debt crisis becoming one of the most important driving forces for global financial markets. In the United States, economic growth weakened early in the year, although the data improved in the later quarters. On the political front, strident partisan disagreement reached new heights as brinksmanship became the norm. The lack of leadership, cooperation and decisiveness ultimately served to damage corporate and consumer confidence. In this environment, financial markets endured unprecedented volatility as correlations between and within asset classes rose. Almost all areas of the global financial markets experienced a broad “risk on/risk off” trading pattern, with the “risk off” assets winning for the year.

•

Bond markets saw yields move in a dramatic fashion, generally falling lower as investors continued to move into the relative safety of fixed income investments. As risk aversion grew in the middle of the year, the 10-year US Treasury yield fell to a historic low below 2% and remained roughly in that range for the subsequent months. Treasuries were the best performing sector in the Index, followed by the credit sector. The weakest sector was agency debt, followed by asset-backed securities.

Describe recent portfolio activity.

•

During the 12-month period, the Master Portfolio maintained its objective of providing investment results that corresponded to the total return performance of the Index by selecting securities in accordance with their relative proportion within the Index. Other considerations for security selection included credit quality, issuer sector, maturity structure, coupon rates and callability.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to attempt to match the risk characteristics of the Index, irrespective of the market’s future direction.

4	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

BlackRock Bond Index Fund

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs and other operating expenses, including administration fees, if any.

[2]

The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in long-term, fixed income securities that are rated in the four highest categories of the recognized rating agencies (Baa or better by Moody’s Investors Service, Inc., or BBB or better by Standard & Poor’s).

[3]

The unmanaged market-weighted index is composed of investment grade corporate bonds (rated BBB or better), asset-backed securities, mortgage-backed securities, commercial mortgage-backed securities, and U.S. Treasury and government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2011

	Standardized 30-Day Yields	6-Month Total Returns	Average Annual Total Returns
			1 Year	5 Years	10 Years
Institutional	1.10%	4.82%	7.46%	6.49%	5.69%
Investor A	1.09	4.71	7.22	6.28	5.53
Class K	1.10	4.85	7.55	6.52	5.72
Barclays Capital US Aggregate Bond Index	—	4.98	7.84	6.50	5.78

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	5

About Fund Performance	BlackRock Bond Index Fund

•

Institutional and Class K Shares are not subject to any sales charge. Institutional and Class K Shares bear no ongoing distribution or service fees and are available only to eligible investors. Prior to March 31, 2011, Institutional Shares’ performance results are those of Class K Shares restated to reflect Institutional Shares’ fees.

•

Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year. Prior to March 31, 2011, Investor A Shares’ performance results are those of Class K Shares restated to reflect Investor A Shares’ fees.

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to

www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous pages assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date for the Fund. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund’s administrator waived a portion of the Fund’s fees. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: operating expenses, including advisory fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to the share class under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in the Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical example are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
Institutional	$1,000.00	$1,048.20	$1.29	$1,000.00	$1,023.95	$1.28	0.25%
Investor A	$1,000.00	$1,047.10	$2.58	$1,000.00	$1,022.69	$2.55	0.50%
Class K	$1,000.00	$1,048.50	$1.03	$1,000.00	$1,024.20	$1.02	0.20%

[1]

Expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the net expenses of both the Fund and the Master Portfolio.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	BlackRock Bond Index Fund

December 31, 2011

Assets
Investments at value — Master Portfolio (cost — $116,430,373)	$123,799,825
Capital shares sold receivable	200,807

Total assets	124,000,632

Liabilities
Capital shares redeemed payable	1,703,906
Administration fees payable	10,626
Service fees payable	39
Professional fees payable	16,638

Total liabilities	1,731,209

Net Assets	$122,269,423

Net Assets Consist of
Paid-in capital	$111,567,746
Distributions in excess of net investment income	(185,204)
Accumulated net realized gain	3,517,429
Net unrealized appreciation/depreciation	7,369,452

Net Assets	$122,269,423

Net Asset Value
Institutional
Net assets	$53,192

Shares outstanding[1]	5,031

Net asset value	$10.57

Investor A
Net assets	$201,683

Shares outstanding[1]	19,078

Net asset value	$10.57

Class K
Net assets	$122,014,548

Shares outstanding[1]	11,540,197

Net asset value	$10.57

[1]	Unlimited number of shares authorized, no par value.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	7

Statement of Operations	BlackRock Bond Index Fund

Year Ended December 31, 2011

Investment Income
Net investment income allocated from the Master Portfolio:
Securities lending — affiliated	$21,396
Income — affiliated	17,658
Interest	3,579,507
Expenses	(140,951)
Fees waived	55,582

Total income	3,533,192

Expenses
Administration — Institutional	37
Administration — Investor A	97
Administration — Class K	127,887
Service — Investor A	143
Professional	26,097

Total expenses	154,261
Less fees waived by administrator — Institutional	(5)
Less fees waived by administrator — Investor A	(15)
Less fees waived by administrator — Class K	(26,077)

Total expenses after fees waived	128,164

Net investment income	3,405,028

Realized and Unrealized Gain Allocated from the Master Portfolio
Net realized gain from investments	831,963
Net change in unrealized appreciation/depreciation on investments	3,625,776

Total realized and unrealized gain	4,457,739

Net Increase in Net Assets Resulting from Operations	$7,862,767

See Notes to Financial Statements.

8	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Statements of Changes in Net Assets	BlackRock Bond Index Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010

Operations
Net investment income	$3,405,028	$4,554,692
Net realized gain	831,963	4,424,749
Net change in unrealized appreciation/depreciation	3,625,776	(230,800)

Net increase in net assets resulting from operations	7,862,767	8,748,641

Dividends and Distributions to Shareholders From
Net investment income:
Institutional[1]	(690)	—
Investor A1	(1,931)	—
Class K	(3,612,372)	(4,765,772)
Net realized gain:
Institutional[1]	(19)	—
Investor A1	(83)	—
Class K	(49,563)	—

Decrease in net assets resulting from dividends to shareholders	(3,664,658)	(4,765,772)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	19,512,360	(62,112,206)

Net Assets
Total increase (decrease) in net assets	23,710,469	(58,129,337)
Beginning of year	98,558,954	156,688,291

End of year	$122,269,423	$98,558,954

Distributions in excess of net investment income	$(185,204)	—

[1]	Amounts are from March 31, 2011 (commencement of operations) to December 31, 2011.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	9

Financial Highlights	BlackRock Bond Index Fund

Institutional
Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.11

Net investment income[2]	0.25
Net realized and unrealized gain	0.46

Net increase from investment operations	0.71

Dividends and distributions from:
Net investment income	(0.25)
Net realized gain	(0.00)[3]

Total dividends and distributions	(0.25)

Net asset value, end of period	$10.57

Total Investment Return[4,5]
Based on net asset value	7.18%

Ratios to Average Net Assets[6,7,8]
Total expenses	0.27%

Total expenses after fees waived	0.25%

Net investment income	2.98%

Supplemental Data
Net assets, end of period (000)	$53

Portfolio turnover of the Master Portfolio	122% [9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Amount is less than $0.01 per share.

[4]	Includes the reinvestment of dividends.

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.05%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

10	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Bond Index Fund

Investor A
Period March 31, 2011[1] to December 31, 2011

Per Share Operating Performance
Net asset value, beginning of period	$10.11

Net investment income[2]	0.22
Net realized and unrealized gain	0.48

Net increase from investment operations	0.70

Dividends and distributions from:
Net investment income	(0.24)
Net realized gain	(0.00)[3]

Total dividends and distributions	(0.24)

Net asset value, end of period	$10.57

Total Investment Return[4,5]
Based on net asset value	7.01%

Ratios to Average Net Assets[6,7,8]
Total expenses	0.53%

Total expenses after fees waived	0.50%

Net investment income	2.65%

Supplemental Data
Net assets, end of period (000)	$202

Portfolio turnover of the Master Portfolio	122% [9]

[1]	Commencement of operations.

[2]	Based on average shares outstanding throughout the period.

[3]	Amount is less than $0.01 per share.

[4]	Includes the reinvestment of dividends

[5]	Aggregate total investment return.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.05%.

[9]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 121%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	11

Financial Highlights (concluded)	BlackRock Bond Index Fund

	Class K
	Year Ended December 31,
	2011		2010		2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$10.17		$9.90		$9.82		$9.74	$9.59

Net investment income	0.35	[1]	0.37	[1]	0.40	[1]	0.47	0.48
Net realized and unrealized gain	0.40		0.30		0.10		0.09	0.19

Net increase from investment operations	0.75		0.67		0.50		0.56	0.67

Dividends and distributions from:
Net investment income	(0.35)		(0.40)		(0.42)		(0.48)	(0.52)
Net realized gain	(0.00)[2]				—		—	—
Return of capital	—		—		—		(0.00)[2]	—

Total dividends and distributions	(0.35)		(0.40)		(0.42)		(0.48)	(0.52)

Net asset value, end of year	$10.57		$10.17		$9.90		$9.82	$9.74

Total Investment Return[3]
Based on net asset value	7.55%		6.79%		5.21%		5.91%	7.16%

Ratios to Average Net Assets[4]
Total expenses	0.23%	[5]	0.26%		0.25%		0.26%	0.28%

Total expenses after fees waived	0.20%		0.23%		0.23%		0.23%	0.23%

Net investment income	3.19%		3.65%		4.05%		4.84%	5.00%

Supplemental Data
Net assets, end of year (000)	$122,015		$98,559		$156,688		$132,997	$111,847

Portfolio turnover of the Master Portfolio	122%	[6]	59%	[7]	103%	[8]	89%	61%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Includes the reinvestment of dividends and distributions.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.05%.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 121%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 54%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

12	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements	BlackRock Bond Index Fund

1. Organization and Significant Accounting Policies:

BlackRock Bond Index Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2011 was 97.11%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are sold without a sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures. The Institutional and Investor A Shares commenced operations on March 31, 2011.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust, on behalf of the Fund, entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.12% based on the average daily net assets of Class K and 0.17% of the average daily net assets of Institutional and Investor A Shares.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	13

Notes to Financial Statements (continued)	BlackRock Bond Index Fund

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the trustees of the Trust who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2012.

The Trust, on behalf of the Fund, entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service fees. The fees are accrued daily and paid monthly at an annual rate of 0.25% based upon the average daily net assets of the Investor A Shares.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the reclassification of distributions were reclassified to the following accounts:

Distributions in excess of net investment income	$24,761
Accumulated net realized gain	$(24,761)

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/2011	12/31/2010
Ordinary income	$3,590,232	$4,765,772
Long-term capital gains	74,426	—

Total	$3,664,658	$4,765,772

As of December 31, 2011, the tax components of accumulated net earnings were as follows:

Undistributed long-term capital gains	$106,443
Net unrealized gains*	10,610,504
Qualified late year losses**	(15,270)

Total	$10,701,677

*	The difference between book-basis and tax-basis net unrealized gains was attributable primarily to the timing and recognition of partnership income.

**	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Year Ended December 31, 2011
BlackRock Bond Index Fund	Shares	Amount
Institutional[1]
Shares sold	9,869	$101,838
Shares issued to shareholders in reinvestment of dividends and distributions	7	70

Shares redeemed	(4,845)	(50,004)

Net increase	5,031	$51,904

Investor A1
Shares sold	19,264	$201,272
Shares issued to shareholders in reinvestment of dividends and distributions	135	1,414
Shares redeemed	(321)	(3,363)

Net increase	19,078	$199,323

14	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (concluded)	BlackRock Bond Index Fund

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Class K
Shares sold	4,681,283	$48,629,757	3,652,604	$37,356,074
Shares issued to shareholders in reinvestment of dividends and distributions	299,480	3,098,229	420,234	4,277,019
Shares redeemed	(3,134,942)	(32,466,853)	(10,199,816)	(103,745,299)

Net increase (decrease)	1,845,821	$19,261,133	(6,126,978)	$(62,112,206)

[1]	For the period March 31, 2011 (commencement of operations) to December 31, 2011.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	15

Report of Independent Registered Public Accounting Firm	BlackRock Bond Index Fund

To the Shareholders and Board of Trustees of

BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock Bond Index Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2011:

Month(s) Paid
Interest Related Dividends for Non-U.S. Residents[1]	January 2011	95.42%
	February 2011	79.12%
	March 2011	73.77%
	April 2011	93.17%
	May 2011	71.55%
	June 2011	83.58%
	July 2011	100.00%
	August 2011	62.31%
	September 2011	85.09%
	October 2011	94.14%
	November 2011	59.92%
	December 2011	73.88%
Federal Obligation Interest[2]	January-December 2011	22.58%

[1]	Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

Additionally, the Fund distributed long-term capital gains of $0.004332 per share to shareholders of record on December 13, 2011.

16	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Master Portfolio Information as of December 31, 2011	Bond Index Master Portfolio

Portfolio Composition

Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	38%
U.S. Treasury Obligations	35
Corporate Bonds	21
Foreign Agency Obligations	3
Non-Agency Mortgage-Backed Securities	2
Taxable Municipal Bonds	1

Credit Quality Allocation[1]

Percent of Long-Term Investments

AAA/Aaa[2]	77%
AA/Aa	5
A/A	10
BBB/Baa	8

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service ratings.

[2]	Includes US Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment advisor.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	17

Schedule of Investments December 31, 2011	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value
Citibank Credit Card Issuance Trust:
Series 2006-A3, Class A3, 5.30%, 3/15/18	$100	$115,810
Series 2008-A1, Class A1, 5.35%, 2/07/20	170	202,589

Total Asset-Backed Securities — 0.2%		318,399

Corporate Bonds
Aerospace & Defense — 0.3%
The Boeing Co., 6.13%, 2/15/33	100	126,055
General Dynamics Corp., 3.88%, 7/15/21	50	54,064
Honeywell International, Inc., 5.30%, 3/01/18	100	117,930
L-3 Communications Corp., 3.95%, 11/15/16	50	50,466

		348,515
Air Freight & Logistics — 0.1%
United Parcel Service, Inc., 5.13%, 4/01/19	50	60,398
Auto Components — 0.0%
Johnson Controls, Inc., 1.75%, 3/01/14	50	50,432
Beverages — 0.5%
Anheuser-Busch Cos. LLC, 6.45%, 9/01/37	100	133,894
The Coca-Cola Co.:
0.75%, 11/15/13	100	100,183
1.80%, 9/01/16	50	50,857
Diageo Capital Plc, 5.20%, 1/30/13	150	157,080
Dr Pepper Snapple Group, Inc., 3.20%, 11/15/21	25	25,367
PepsiCo, Inc., 4.88%, 11/01/40	100	115,563

		582,944
Biotechnology — 0.2%
Amgen, Inc.:
3.45%, 10/01/20	100	97,683
5.15%, 11/15/41	100	103,668
Gilead Sciences, Inc., 3.05%, 12/01/16	50	51,174

		252,525
Capital Markets — 1.0%
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	200	217,506
The Goldman Sachs Group, Inc.:
3.63%, 2/07/16	50	48,311
5.95%, 1/18/18	300	307,266
6.13%, 2/15/33 (a)	100	96,898
Jefferies Group, Inc., 8.50%, 7/15/19	25	25,375
Morgan Stanley:
5.30%, 3/01/13 (a)	150	151,836
5.75%, 10/18/16	225	219,132
5.50%, 7/28/21	50	46,232
7.25%, 4/01/32	50	50,986
Nomura Holdings, Inc., 5.00%, 3/04/15	50	50,349
State Street Corp., 2.88%, 3/07/16	100	102,927

		1,316,818

Corporate Bonds	Par (000)	Value
Chemicals — 0.4%
The Dow Chemical Co.:
4.25%, 11/15/20 (a)	$50	$51,972
4.13%, 11/15/21	50	51,286
E.I. du Pont de Nemours & Co., 6.00%, 7/15/18	125	152,785
Ecolab, Inc., 4.35%, 12/08/21	50	53,394
The Mosaic Co., 3.75%, 11/15/21	50	50,520
Potash Corp. of Saskatchewan, Inc., 3.25%, 12/01/17	50	52,305
Praxair, Inc., 4.63%, 3/30/15	100	110,383

		522,645
Commercial Banks — 2.7%
American Express Bank FSB, 5.50%, 4/16/13	250	261,313
BB&T Corp., 5.25%, 11/01/19	100	109,143
The Bank of New York Mellon Corp.:
2.30%, 7/28/16	50	50,155
3.55%, 9/23/21 (a)	50	50,722
Bank of Nova Scotia, 2.90%, 3/29/16	100	103,521
Barclays Bank Plc, 5.00%, 9/22/16	175	181,241
Council of Europe Development Bank, 1.50%, 1/15/15	50	50,204
Credit Suisse AG, 5.40%, 1/14/20	100	94,317
Credit Suisse New York, 2.20%, 1/14/14	100	98,899
European Investment Bank:
3.13%, 6/04/14	100	104,283
2.50%, 5/16/16	100	103,403
5.13%, 9/13/16	225	258,847
1.25%, 10/14/16	100	97,996
Fifth Third Bancorp, 3.63%, 1/25/16	50	50,730
HSBC Holdings Plc, 6.80%, 6/01/38	100	103,575
International Bank for Reconstruction & Development:
1.75%, 7/15/13	300	305,532
1.00%, 9/15/16	75	75,277
Korea Development Bank, 3.25%, 3/09/16	100	98,504
Lloyds TSB Bank Plc, 6.38%, 1/21/21	50	50,107
Oesterreichische Kontrollbank AG, 2.00%, 6/03/16	100	99,672
PNC Funding Corp., 5.63%, 2/01/17 (b)	150	163,331
Rabobank Nederland, 5.25%, 5/24/41	25	24,507
Royal Bank of Canada, 1.45%, 10/30/14	100	100,519
SunTrust Banks, Inc., 3.50%, 1/20/17	50	50,258
Swiss Bank Corp., 7.00%, 10/15/15	150	154,998
The Toronto-Dominion Bank, 2.38%, 10/19/16	50	50,880
US Bancorp:
1.38%, 9/13/13	100	100,609
4.13%, 5/24/21	50	55,553
Wachovia Bank NA/Wells Fargo & Co.,6.60%, 1/15/38	50	56,702
Wells Fargo & Co., 5.63%, 12/11/17	250	284,882
Westpac Banking Corp., 4.88%, 11/19/19	50	53,196

		3,442,876
Commercial Services & Supplies — 0.1%
Republic Services, Inc., 5.25%, 11/15/21	50	56,694
Vanderbilt University, 5.25%, 4/01/19	100	118,327

		175,021

Portfolio Abbreviations:

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

FSB Federal Savings Bank	GO General Obligations	RB Revenue Bond

See Notes to Financial Statements.

18	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Communications Equipment — 0.2%
Cisco Systems, Inc.:
1.63%, 3/14/14	$100	$101,874
4.95%, 2/15/19	100	115,924

		217,798
Computers & Peripherals — 0.2%
ACE INA Holdings, Inc., 2.60%, 11/23/15	50	50,894
Dell, Inc., 5.65%, 4/15/18 (a)	75	86,887
Hewlett-Packard Co., 4.75%, 6/02/14	150	158,409

		296,190
Consumer Finance — 0.2%
American Express Co., 8.13%, 5/20/19	100	129,287
Capital One Financial Corp., 6.75%, 9/15/17	100	112,052
HSBC Finance Corp., 6.68%, 1/15/21	61	63,098

		304,437
Diversified Financial Services — 1.9%
Bank of America Corp.:
4.50%, 4/01/15	50	48,249
7.75%, 8/15/15	250	253,187
3.75%, 7/12/16	100	92,592
5.00%, 5/13/21	100	91,084
BNP Paribas SA, 3.25%, 3/11/15 (a)	100	94,524
Citigroup, Inc.:
6.50%, 8/19/13	150	156,144
3.95%, 6/15/16	50	49,828
6.63%, 6/15/32	100	92,743
6.88%, 3/05/38	100	109,861
General Electric Capital Corp.:
2.25%, 11/09/15	100	100,447
5.63%, 5/01/18	300	336,001
4.38%, 9/16/20	50	51,094
4.65%, 10/17/21	200	208,733
Series G, 6.00%, 8/07/19	100	114,863
John Deere Capital Corp., 3.90%, 7/12/21 (a)	50	54,425
JPMorgan Chase & Co.:
1.65%, 9/30/13	150	151,077
5.50%, 10/15/40	125	129,526
5.60%, 7/15/41	50	52,348
Merrill Lynch & Co., Inc., 6.11%, 1/29/37	100	77,094
National Rural Utilities Cooperative Finance Corp., 3.05%, 3/01/16	50	52,517
SLM Corp., 8.45%, 6/15/18	100	103,000

		2,419,337
Diversified Telecommunication Services — 1.1%
AT&T Corp., 8.00%, 11/15/31	4	5,650
AT&T Mobility LLC, 7.13%, 12/15/31	100	129,415
AT&T, Inc.:
5.10%, 9/15/14	300	330,433
5.35%, 9/01/40	113	127,114
Deutsche Telekom International Finance BV, 8.75%, 6/15/30	50	69,745
Embarq Corp., 7.08%, 6/01/16	100	108,395
France Telecom SA, 4.13%, 9/14/21	50	50,404
Qwest Corp., 6.75%, 12/01/21	50	54,500
Telecom Italia Capital SA, 5.25%, 11/15/13	150	144,088
Telefonica Emisiones SAU, 5.46%, 2/16/21	50	47,713

Corporate Bonds	Par (000)	Value
Diversified Telecommunication Services (concluded)
Telefonica Europe BV, 8.25%, 9/15/30	$50	$54,990
Verizon Communications, Inc., 6.00%, 4/01/41	100	123,987
Verizon Global Funding Corp., 7.75%, 12/01/30	100	139,272

		1,385,706
Electric Utilities — 1.0%
Alabama Power Co., 5.50%, 10/15/17 (a)	100	118,485
Commonwealth Edison Co., 5.90%, 3/15/36	50	61,317
Consolidated Edison Co. of New York, Inc., 6.65%, 4/01/19	100	126,398
Duke Energy Carolinas LLC, 6.05%, 4/15/38	100	130,913
Entergy Corp., 3.63%, 9/15/15	50	50,755
Florida Power & Light Co./Progress Energy, 5.95%, 2/01/38	50	65,558
Indiana Michigan Power Co., 6.05%, 3/15/37	100	122,108
Nevada Power Co., 5.45%, 5/15/41	50	59,404
Progress Energy, Inc., 4.40%, 1/15/21	100	110,229
Public Service Electric & Gas Co., 3.50%, 8/15/20	50	52,767
Southern California Edison Co.:
5.00%, 1/15/16	100	113,900
5.50%, 3/15/40	50	62,471
The Toledo Edison Co., 6.15%, 5/15/37	100	120,272
Virginia Electric & Power Co., 4.75%, 3/01/13	100	104,246

		1,298,823
Electrical Equipment — 0.1%
Emerson Electric Co., 5.00%, 4/15/19	100	117,467
Electronic Equipment, Instruments & Components — 0.0%
Tyco Electronics Group SA, 6.55%, 10/01/17	50	57,760
Energy Equipment & Services — 0.3%
Ensco Plc, 3.25%, 3/15/16	100	102,014
Halliburton Co., 6.15%, 9/15/19	100	122,868
Transocean, Inc., 5.25%, 3/15/13 (a)	100	102,800

		327,682
Food & Staples Retailing — 0.5%
CVS Caremark Corp., 6.60%, 3/15/19	100	121,891
The Kroger Co., 6.15%, 1/15/20	100	121,352
Wal-Mart Stores, Inc.:
1.50%, 10/25/15	100	101,570
3.63%, 7/08/20	150	164,396
5.63%, 4/15/41	100	129,240

		638,449
Food Products — 0.4%
Corn Products International, Inc., 3.20%, 11/01/15	50	51,660
General Mills, Inc., 1.55%, 5/16/14	100	100,671
The JM Smucker Co., 3.50%, 10/15/21	50	51,153
Kraft Foods, Inc.:
6.13%, 8/23/18	150	176,991
6.50%, 2/09/40	50	65,047

		445,522
Gas Utilities — 0.0%
AGL Capital Corp., 3.50%, 9/15/21	50	50,027
Health Care Equipment & Supplies — 0.2%
Covidien International Finance SA, 6.55%, 10/15/37	25	31,761
Hospira, Inc., 6.05%, 3/30/17	125	138,001

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	19

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Health Care Equipment & Supplies (concluded)
Medtronic, Inc., 4.13%, 3/15/21 (a)	$50	$55,026

		224,788
Health Care Providers & Services — 0.4%
Aetna, Inc., 6.75%, 12/15/37	50	62,520
Cigna Corp., 4.00%, 2/15/22	25	24,768
LG&E & KU Energy LLC, 3.75%, 11/15/20	50	50,476
Medco Health Solutions, Inc., 2.75%, 9/15/15	50	50,283
Quest Diagnostics, Inc., 3.20%, 4/01/16	50	51,771
UnitedHealth Group, Inc., 5.95%, 2/15/41	100	122,945
WellPoint, Inc., 5.25%, 1/15/16	150	167,934

		530,697
Hotels, Restaurants & Leisure — 0.1%
McDonald’s Corp., 3.50%, 7/15/20	50	53,927
Yum! Brands, Inc., 5.30%, 9/15/19	100	111,884

		165,811
Household Durables — 0.1%
Whirlpool Corp., 8.60%, 5/01/14	100	111,613
Household Products — 0.2%
Energizer Holdings, Inc., 4.70%, 5/19/21 (c)	50	52,620
Kimberly-Clark Corp., 3.63%, 8/01/20	50	54,064
The Procter & Gamble Co., 1.80%, 11/15/15	100	103,263

		209,947
Industrial Conglomerates — 0.2%
General Electric Co., 5.00%, 2/01/13	100	104,209
Tyco International Finance SA, 4.13%, 10/15/14	50	53,290
Waste Management, Inc., 4.60%, 3/01/21	100	108,364

		265,863
Insurance — 1.0%
Aon Corp., 3.13%, 5/27/16	50	50,568
The Allstate Corp., 5.00%, 8/15/14	100	107,914
American International Group, Inc.:
4.25%, 9/15/14	100	97,113
8.25%, 8/15/18	100	105,850
Berkshire Hathaway Finance Corp., 5.10%, 7/15/14	100	108,979
Genworth Financial, Inc., 7.70%, 6/15/20 (a)	50	47,525
Hartford Financial Services Group, Inc., 6.10%, 10/01/41	100	93,584
Lincoln National Corp., 4.85%, 6/24/21 (a)	50	50,939
Marsh & McLennan Cos., Inc., 4.80%, 7/15/21 (a)	50	54,728
MetLife, Inc.:
5.00%, 6/15/15	100	108,939
4.75%, 2/08/21	100	108,179
The Progressive Corp., 3.75%, 8/23/21 (a)	50	51,956
Prudential Financial, Inc.:
3.00%, 5/12/16	50	49,821
5.38%, 6/21/20	100	107,023
Travelers Property Casualty Corp., 6.38%, 3/15/33	100	121,342

		1,264,460
Internet Software & Services — 0.1%
eBay, Inc., 3.25%, 10/15/20	50	50,472
Google, Inc., 3.63%, 5/19/21	25	27,330

		77,802

Corporate Bonds	Par (000)	Value
IT Services — 0.3%
Fiserv, Inc., 6.80%, 11/20/17	$50	$58,152
International Business Machines Corp.:
2.00%, 1/05/16	150	153,858
2.90%, 11/01/21 (a)	100	103,084
The Western Union Co., 6.20%, 11/17/36	25	26,601

		341,695
Life Sciences Tools & Services — 0.1%
Thermo Fisher Scientific, Inc.:
2.05%, 2/21/14	25	25,604
2.25%, 8/15/16	50	50,974

		76,578
Machinery — 0.3%
Caterpillar, Inc.:
5.70%, 8/15/16	100	117,346
3.90%, 5/27/21	50	54,893
Danaher Corp., 3.90%, 6/23/21	50	55,199
Illinois Tool Works, Inc., 4.88%, 9/15/41 (c)	50	56,892
Ingersoll-Rand Global Holding Co. Ltd., 6.88%, 8/15/18	50	60,564
Joy Global, Inc., 5.13%, 10/15/21	50	53,373

		398,267
Media — 1.0%
Cintas Corp. No 2, 4.30%, 6/01/21	25	26,854
Comcast Corp., 6.45%, 3/15/37	100	121,224
COX Communications, Inc., 5.50%, 10/01/15	100	112,523
DIRECTV Holdings LLC/DIRECTV Financing Co.:
3.13%, 2/15/16	100	101,299
3.50%, 3/01/16	100	103,092
Discovery Communications LLC, 4.38%, 6/15/21	50	52,780
NBC Universal Media LLC, 4.38%, 4/01/21	100	105,535
News America, Inc., 6.20%, 12/15/34	100	107,504
TCI Communications, Inc., 8.75%, 8/01/15	50	60,741
Time Warner Cable, Inc.:
7.50%, 4/01/14	50	55,983
4.13%, 2/15/21	100	102,690
6.75%, 6/15/39	50	59,086
Time Warner, Inc., 7.70%, 5/01/32	100	130,468
Viacom, Inc., 6.75%, 10/05/37	50	62,050
The Walt Disney Co., 3.75%, 6/01/21	50	54,977

		1,256,806
Metals & Mining — 0.5%
Alcoa, Inc., 5.90%, 2/01/27	100	98,875
ArcelorMittal, 3.75%, 3/01/16 (a)	150	142,393
BHP Billiton Finance USA Ltd., 4.80%, 4/15/13	100	105,347
Barrick North America Finance LLC, 5.70%, 5/30/41	50	59,233
Rio Tinto Finance USA Ltd.:
2.50%, 5/20/16	50	51,004
4.13%, 5/20/21	50	53,749
Teck Resources Ltd., 4.75%, 1/15/22	50	53,745
Vale Overseas Ltd., 6.88%, 11/21/36	100	113,855

		678,201
Multi-Utilities — 0.2%
Dominion Resources, Inc., 4.90%, 8/01/41	50	53,990
Nisource Finance Corp., 5.95%, 6/15/41	50	53,664

See Notes to Financial Statements.

20	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value
Multi-Utilities (concluded)
Pacific Gas & Electric Co., 6.05%, 3/01/34	$100	$123,784

		231,438
Multiline Retail — 0.2%
Kohl’s Corp., 4.00%, 11/01/21 (a)	50	51,227
Nordstrom, Inc., 4.00%, 10/15/21	100	104,244
Target Corp., 7.00%, 1/15/38	100	139,781

		295,252
Office Electronics — 0.1%
Xerox Corp., 5.63%, 12/15/19	100	109,238
Oil, Gas & Consumable Fuels — 2.5%
Alberta Energy Co. Ltd., 7.38%, 11/01/31	50	62,531
Anadarko Petroleum Corp., 6.45%, 9/15/36	100	114,010
Apache Corp., 6.00%, 1/15/37	100	128,928
BP Capital Markets Plc:
3.63%, 5/08/14 (a)	100	105,084
3.20%, 3/11/16	100	104,802
Canadian Natural Resources Ltd., 1.45%, 11/14/14	50	50,291
ConocoPhillips, 4.60%, 1/15/15	200	221,199
ConocoPhillips Holding Co., 6.95%, 4/15/29	100	136,330
Devon Energy Corp., 4.00%, 7/15/21	50	54,691
Energy Transfer Partners LP, 9.70%, 3/15/19	100	122,515
Enterprise Products Operating LLC, 5.60%, 10/15/14	200	219,133
EOG Resources, Inc., 2.50%, 2/01/16	50	51,492
EQT Corp., 4.88%, 11/15/21	50	50,472
Hess Corp., 8.13%, 2/15/19	100	128,366
Kinder Morgan Energy Partners LP, 6.50%, 2/01/37	100	110,116
Marathon Petroleum Corp., 3.50%, 3/01/16	100	101,789
MidAmerican Energy Holdings Co., 6.13%, 4/01/36	100	119,435
Nabors Industries, Inc., 5.00%, 9/15/20	50	50,975
Occidental Petroleum Corp., 4.10%, 2/01/21	50	56,015
Pemex Project Funding Master Trust, 5.75%, 3/01/18	100	110,000
Petrobras International Finance Co., 5.75%, 1/20/20	150	160,518
Petrohawk Energy Corp., 7.88%, 6/01/15	50	53,250
Petroleos Mexicanos, 6.50%, 6/02/41	50	56,250
Sempra Energy, 2.00%, 3/15/14	100	101,267
Shell International Finance BV, 4.38%, 3/25/20	100	116,746
Statoil ASA, 5.10%, 8/17/40	100	118,375
Suncor Energy, Inc., 6.50%, 6/15/38	100	125,946
Talisman Energy, Inc., 3.75%, 2/01/21	50	49,156
Tennessee Gas Pipeline Co., 7.50%, 4/01/17	100	119,060
TransCanada PipeLines Ltd., 6.20%, 10/15/37	50	62,319
Valero Energy Corp., 6.13%, 2/01/20	75	83,425
Weatherford International Ltd., 5.13%, 9/15/20	50	51,959
The Williams Cos., Inc., 7.88%, 9/01/21	31	38,153

		3,234,598
Paper & Forest Products — 0.1%
Georgia-Pacific LLC, 8.88%, 5/15/31	25	34,364
International Paper Co., 7.95%, 6/15/18	75	91,292

		125,656
Pharmaceuticals — 0.7%
Abbott Laboratories:
5.60%, 11/30/17	50	59,708
4.13%, 5/27/20	50	55,427
AstraZeneca Plc, 5.90%, 9/15/17	100	120,790
Eli Lilly & Co., 5.50%, 3/15/27	50	59,333

Corporate Bonds	Par (000)	Value
Pharmaceuticals (concluded)
GlaxoSmithKline Capital, Inc., 6.38%, 5/15/38	$50	$66,903
Johnson & Johnson, 2.15%, 5/15/16	100	104,296
Merck & Co., Inc., 5.95%, 12/01/28	100	125,289
Pharmacia Corp., 6.50%, 12/01/18	150	187,817
Sanofi, 1.20%, 9/30/14	50	50,388

		829,951
Real Estate — 0.1%
Boston Properties LP, 3.70%, 11/15/18	50	51,054
Simon Property Group LP, 5.25%, 12/01/16	50	55,416

		106,470
Real Estate Investment Trusts (REITs) — 0.2%
ERP Operating LP, 4.75%, 7/15/20	100	103,742
HCP, Inc., 6.00%, 1/30/17	100	108,200
Health Care REIT, Inc., 5.25%, 1/15/22	50	48,985
ProLogis LP, 6.25%, 3/15/17	50	54,016

		314,943
Road & Rail — 0.3%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41	50	57,801
Canadian National Railway Co., 1.45%, 12/15/16	50	49,720
Canadian Pacific Railway Ltd., 5.75%, 1/15/42	25	26,428
CSX Corp., 3.70%, 10/30/20 (a)	100	101,937
Norfolk Southern Corp., 7.70%, 5/15/17	150	192,501

		428,387
Semiconductors & Semiconductor Equipment — 0.1%
Applied Materials, Inc., 5.85%, 6/15/41	50	56,986
Intel Corp., 4.80%, 10/01/41	50	56,036
Texas Instruments, Inc., 1.38%, 5/15/14 (a)	50	50,622

		163,644
Software — 0.2%
Microsoft Corp., 3.00%, 10/01/20	50	53,193
Oracle Corp., 5.75%, 4/15/18	150	182,023

		235,216
Specialty Retail — 0.1%
Lowe’s Cos., Inc., 4.63%, 4/15/20 (a)	100	111,654
Macy’s Retail Holdings, Inc., 5.90%, 12/01/16	25	27,937

		139,591
Tobacco — 0.2%
Altria Group, Inc., 9.25%, 8/06/19	100	134,276
Philip Morris International, Inc., 4.13%, 5/17/21	50	54,893

		189,169
Water Utilities — 0.0%
United Utilities Plc, 5.38%, 2/01/19	50	52,863
Wireless Telecommunication Services — 0.2%
America Movil SAB de CV, 5.00%, 3/30/20	100	110,477
American Tower Corp., 5.05%, 9/01/20	25	25,045
Vodafone Group Plc, 7.88%, 2/15/30	100	145,242

		280,764
Total Corporate Bonds — 20.9%		26,651,080

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	21

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

Foreign Agency Obligations	Par (000)	Value
Asian Development Bank, 2.75%, 5/21/14	$200	$210,089
Brazilian Government International Bond:
8.00%, 1/15/18	181	211,250
5.63%, 1/07/41	200	232,000
Colombia Government International Bond, 7.38%, 9/18/37	100	140,500
Hydro Quebec, 2.00%, 6/30/16	100	102,084
Inter-American Development Bank, 3.00%, 4/22/14	250	263,633
Israel Government International Bond, 4.63%, 6/15/13	100	104,162
Italian Republic, 6.88%, 9/27/23	100	96,340
KFW:
1.88%, 1/14/13	150	151,849
3.25%, 3/15/13	250	257,448
3.50%, 3/10/14	100	105,571
1.25%, 10/26/15	250	251,003
2.63%, 2/16/16	100	105,137
Mexico Government International Bond:
8.13%, 12/30/19	100	143,000
5.13%, 1/15/20	100	114,250
6.75%, 9/27/34	100	130,250
Ontario Electricity Financial Corp., 7.45%, 3/31/13	150	161,854
Panama Government International Bond, 5.20%, 1/30/20	100	113,250
Peruvian Government International Bond, 8.75%, 11/21/33	41	62,525
Poland Government International Bond, 6.38%, 7/15/19	100	110,750
Province of Ontario Canada, 2.30%, 5/10/16 (a)	100	102,980
Province of Quebec Canada, 5.00%, 3/01/16	100	113,782

Total Foreign Agency Obligations — 2.6%		3,283,707

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 2.0%
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD4, Class A4, 5.32%, 12/11/49	600	636,392
CS First Boston Mortgage Securities Corp., Series 2004-C2, Class A2, 5.42%, 5/15/36 (d)	500	533,978
Greenwich Capital Commercial Funding Corp., Series 2007-GG9, Class A4, 5.44%, 3/10/39	200	216,477
JP Morgan Chase Commercial Mortgage Securities Corp., Series 2006-LDP9, Class A3, 5.34%, 5/15/47	100	106,050
LB-UBS Commercial Mortgage Trust:
Series 2004-C2, Class A4, 4.37%, 3/15/36	500	522,389
Series 2006-C4, Class AM, 5.89%, 6/15/38 (d)	475	483,939

		2,499,225
Total Non-Agency Mortgage-Backed Securities — 2.0%		2,499,225

Preferred Securities
Trust Preferred — 0.1%	Shares
Diversified Financial Services — 0.1%
JPMorgan Chase Capital XVIII, 6.95%, 8/17/36	75	75,281
Total Preferred Securities — 0.1%		75,281

Taxable Municipal Bonds	Par (000)	Value
Bay Area Toll Authority, 7.04%, 4/01/41	$100	$131,574
City of New York, Series G, 5.97%, 3/01/36	100	120,258
Los Angeles Community College District, GO, Unlimited, Build America Bonds, 6.75%, 8/01/49	50	63,692
Massachusetts School Building Authority, 5.72%, 8/15/39	100	123,624
Metropolitan Transportation Authority, RB, Build America Bonds, 6.69%, 11/15/40	50	61,388
New Jersey State Turnpike Authority, RB, 4.25%, 1/01/16	190	197,228
Ohio State Water Development Authority, Water Pollution Control, RB, Build America Bonds, 4.88%, 12/01/34	100	111,008
State of California, 7.55%, 4/01/39	175	213,976
State of Illinois, GO, Unlimited, 5.10%, 6/01/33	100	90,764
State of Texas, GO, Build America Bonds, 5.52%, 4/01/39	100	121,511
Total Taxable Municipal Bonds — 1.0%		1,235,023

U.S. Government Sponsored Agency Securities
Agency Obligations — 5.6%
Fannie Mae:
0.65%, 8/28/14	600	599,315
1.45%, 1/24/14	600	600,406
1.63%, 10/26/15	350	358,683
2.38%, 7/28/15	600	633,042
2.75%, 2/05/14	300	313,645
3.00%, 9/01/16	200	200,803
4.38%, 3/15/13 (a)	850	891,651
4.63%, 10/15/13 (a)	900	967,855
6.63%, 11/15/30	149	220,692
Federal Home Loan Banks, 5.50%, 7/15/36	100	129,711
Financing Corp., 8.60%, 9/26/19	200	292,268
Freddie Mac:
0.38%, 11/27/13 (a)	500	499,192
2.00%, 8/25/16	450	467,940
4.88%, 6/13/18 (a)	250	301,230
6.25%, 7/15/32	95	138,265
Tennessee Valley Authority, 6.25%, 12/15/17	400	508,810

		7,123,508
Mortgage-Backed Securities — 31.5%
Fannie Mae Mortgage Backed Securities:
2.75%, 8/01/41 (d)	282	292,702
3.00%, 1/01/27 (e)	500	516,328
3.21%, 11/01/40 (d)	157	162,503
3.50%, 2/01/26—1/01/42 (e)	1,450	1,508,712
4.00%, 10/01/25—11/01/41 (e)	4,341	4,570,397
4.50%, 5/01/24—1/01/42 (e)	4,099	4,368,422
5.00%, 1/01/19—9/01/41	3,072	3,322,712
5.30%, 7/01/39 (d)	147	158,262
5.50%, 6/01/25—1/01/42 (e)	3,123	3,405,059
6.00%, 3/01/34	715	797,897
6.50%, 7/01/32	578	656,034
7.00%, 2/01/32	113	130,568
Freddie Mac Mortgage Backed Securities:
3.26%, 8/01/41 (d)	199	207,275
3.50%, 1/01/27 (e)	400	416,938

See Notes to Financial Statements.

22	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	Bond Index Master Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Securities	Par (000)	Value
Mortgage-Backed Securities (concluded)
3.67%, 9/01/40 (d)	$213	$222,665
4.00%, 5/01/19—1/01/41	1,211	1,272,209
4.50%, 4/01/18—10/01/39	3,270	3,471,448
5.00%, 10/01/18—8/01/35	2,077	2,233,031
5.04%, 7/01/38 (d)	333	355,648
5.50%, 4/01/33—1/01/42 (e)	1,557	1,693,858
6.00%, 1/01/42 (e)	1,000	1,098,125
6.50%, 6/01/31	151	172,453
8.00%, 12/01/24	398	468,955
Ginnie Mae Mortgage Backed Securities:
4.00%, 3/15/41—1/01/42 (e)	1,469	1,578,218
4.50%, 7/15/39—6/20/41	2,693	2,944,678
5.00%, 11/15/39—1/01/42 (e)	2,316	2,568,860
5.50%, 12/15/32	305	344,244
6.00%, 3/15/35—10/15/37	261	296,861
6.50%, 9/15/36	415	475,573
7.50%, 12/15/23	442	514,446

		40,225,081
Total U.S. Government Sponsored Agency Securities — 37.1%		47,348,589

U.S. Treasury Obligations
U.S. Treasury Bonds:
8.75%, 5/15/17 (a)	500	704,687
8.75%, 5/15/20 (a)	500	782,929
8.75%, 8/15/20	400	630,906
6.25%, 8/15/23 (a)	450	644,062
7.63%, 2/15/25 (a)	195	315,291
6.13%, 11/15/27 (a)	480	713,400
6.25%, 5/15/30	100	154,656
5.38%, 2/15/31 (a)	350	498,859
4.50%, 2/15/36	101	132,168
3.50%, 2/15/39	100	112,484
4.25%, 5/15/39	25	31,805
4.38%, 11/15/39	300	389,484
4.63%, 2/15/40 (a)	730	984,587
4.38%, 5/15/40	250	324,766
3.88%, 8/15/40	360	431,550
4.25%, 11/15/40	678	864,662
4.75%, 2/15/41 (a)	200	275,625
4.38%, 5/15/41	610	794,811
3.75%, 8/15/41 (a)	350	411,633
3.13%, 11/15/41	250	261,914
U.S. Treasury Notes:
1.38%, 1/15/13	1,500	1,518,633
1.75%, 4/15/13	400	407,938
0.63%, 4/30/13	1,300	1,307,566
1.38%, 5/15/13	1,250	1,269,824
3.38%, 6/30/13	370	387,373
3.13%, 8/31/13	700	733,359
0.13%, 9/30/13	1,000	998,008
2.75%, 10/31/13	1,423	1,487,423
0.25%, 11/30/13 (a)	1,700	1,700,199
4.75%, 5/15/14	775	856,012
0.75%, 6/15/14	350	353,801
0.50%, 8/15/14 (a)	1,750	1,757,929

U.S. Treasury Obligations	Par (000)	Value
2.38%, 8/31/14 (a)	$950	$1,000,766
0.50%, 10/15/14 (a)	1,500	1,506,211
0.38%, 11/15/14	500	500,312
0.25%, 12/15/14	450	448,524
2.50%, 4/30/15	790	843,079
1.88%, 6/30/15	1,500	1,571,718
1.75%, 7/31/15	750	782,812
1.25%, 9/30/15 (a)	900	923,344
2.00%, 1/31/16	400	422,000
4.50%, 2/15/16 (a)	300	346,852
2.13%, 2/29/16	600	636,563
2.00%, 4/30/16 (a)	1,179	1,244,951
5.13%, 5/15/16 (a)	250	297,481
1.50%, 6/30/16	500	517,070
1.50%, 7/31/16	550	568,605
4.63%, 11/15/16	250	295,235
2.75%, 11/30/16	850	928,027
0.88%, 12/31/16	250	250,449
4.63%, 2/15/17	150	177,996
2.50%, 6/30/17	790	854,372
4.75%, 8/15/17	375	451,523
1.88%, 8/31/17	370	387,257
4.25%, 11/15/17	275	324,822
2.75%, 2/28/18 (a)	1,300	1,425,328
4.00%, 8/15/18 (a)	500	588,867
1.38%, 9/30/18	600	603,235
1.75%, 10/31/18	250	257,305
1.38%, 12/31/18	180	180,338
3.38%, 11/15/19 (a)	800	911,938
3.63%, 2/15/20	500	579,883
2.63%, 8/15/20 (a)	750	808,887
2.63%, 11/15/20 (a)	800	861,250
3.63%, 2/15/21 (a)	110	127,712
3.13%, 5/15/21 (a)	550	614,109
2.00%, 11/15/21	150	151,711
Total U.S. Treasury Obligations — 35.0%		44,628,876
Total Long-Term Investments (Cost — $ 118,566,133) — 98.9%		126,040,180

Short-Term Securities	Shares
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)(f)(g)	25,385,409	25,385,409
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (b)(f)(g)	5,275,209	5,275,209

		30,660,618
Total Short-Term Securities (Cost—$ 30,660,618) — 24.0%		30,660,618
Total Investments (Cost—$ 149,226,751*) — 122.9%		156,700,798
Liabilities in Excess of Other Assets — (22.9)%		(29,216,351)

Net Assets — 100.0%		$127,484,447

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	23

Schedule of Investments (continued)	Bond Index Master Portfolio

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$149,226,751
Gross unrealized appreciation	7,643,882
Gross unrealized depreciation	(169,835)

Net unrealized appreciation	$7,474,047

(a)	Security, or a portion of security, is on loan.

(b)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Par Held at December 31, 2010	Shares Purchased		Shares Sold	Shares/Par Held at December 31, 2011	Value at December 31, 2011	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	14,588,515	10,796,894	[1]	—	25,385,409	$25,385,409	$25,850
BlackRock Cash Funds:
Prime, SL Agency Shares	1,952,973	3,322,236	[1]	—	5,275,209	$5,275,209	$5,514
PNC Funding Corp., 5.63%, 2/01/17	150	—		—	150	$163,331	$8,438

[1]	Represents net shares purchased.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Variable rate security. Rate shown is as of report date.

(e)	Represents or includes a TBA transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Market Value	Unrealized Appreciation
Banc of America Securities	$1,088,906	$1,016
Citigroup Global Markets	$1,515,063	$6,906
Credit Suisse Securities	$527,266	$156
Deutsche Bank Securities	$1,642,734	$3,340
Goldman Sachs & Co.	$1,077,266	$4,844
JPMorgan Securities	$1,578,281	$11,172
Nomura Securities	$319,781	—
RBS Securities	$527,266	$156
UBS Securities LLC	$516,328	$19

(f)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(g)	Represents the current yield as of report date.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

See Notes to Financial Statements.

24	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Schedule of Investments (concluded)	Bond Index Master Portfolio

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term[1]:
Asset-Backed Securities	—	$318,399	—	$318,399
Corporate Bonds	—	26,651,080	—	26,651,080
Foreign Agency Obligations	—	3,283,707	—	3,283,707
Non-Agency Mortgage- Backed Securities	—	2,499,225	—	2,499,225
Preferred Securities	—	75,281	—	75,281
Taxable Municipal Bonds	—	1,235,023	—	1,235,023
U.S. Government Sponsored Agency Securities	—	47,348,589	—	47,348,589
U.S. Treasury Obligations	—	44,628,876	—	44,628,876
Short-Term Securities:
Money Market Funds	$30,660,618	—	—	30,660,618

Total	$30,660,618	$126,040,180	—	$156,700,798

[1]	See above Schedule of Investments for values in each sector and industry.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	25

Statement of Assets and Liabilities	Bond Index Master Portfolio

December 31, 2011

Assets
Investments at value — unaffiliated (including securities loaned of $20,326,320) (cost — $118,417,192)	$125,876,849
Investments at value — affiliated (cost — $30,809,559)	30,823,949
Investments sold receivable	764,106
Securities lending income receivable — affiliated	4,220
Interest receivable	840,078

Total assets	158,309,202

Liabilities
Collateral on securities loaned at value	20,871,766
Investments purchased payable	9,916,249
Investment advisory fees payable	4,566
Professional fees payable	30,859
Trustees’ fees payable	1,315

Total liabilities	30,824,755

Net Assets	$127,484,447

Net Assets Consist of
Investors’ capital	$120,010,400
Net unrealized appreciation/depreciation	7,474,047

Net Assets	$127,484,447

See Notes to Financial Statements.

26	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Statement of Operations	Bond Index Master Portfolio

Year Ended December 31, 2011

Investment Income
Securities lending — affiliated	$21,817
Income — affiliated	17,985
Interest	3,645,703

Total income	3,685,505

Expenses
Investment advisory	87,069
Professional	49,958
Trustees	6,745

Total expenses	143,772
Less fees waived by advisor	(56,703)

Total expenses after fees waived	87,069

Net investment income	3,598,436

Realized and Unrealized Gain
Net realized gain from Investments — unaffiliated	830,872
Net change in unrealized appreciation/depreciation on Investments	3,730,381

Total realized and unrealized gain	4,561,253

Net Increase in Net Assets Resulting from Operations	$8,159,689

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	27

Statements of Changes in Net Assets	Bond Index Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010

Operations
Net investment income	$3,598,436	$4,739,121
Net realized gain	830,872	4,424,757
Net change in unrealized appreciation/depreciation	3,730,381	(230,804)

Net increase in net assets resulting from operations	8,159,689	8,933,074

Capital Transactions
Proceeds from contributions	36,757,406	22,565,984
Value of withdrawals	(15,921,683)	(89,474,775)

Net increase (decrease) in net assets derived from capital transactions	20,835,723	(66,908,791)

Net Assets
Total increase (decrease) in net assets	28,995,412	(57,975,717)
Beginning of year	98,489,035	156,464,752

End of year	$127,484,447	$98,489,035

See Notes to Financial Statements.

28	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Financial Highlights	Bond Index Master Portfolio

	Year Ended December 31,
	2011		2010		2009		2008	2007

Total Investment Return
Total investment return	7.67%		6.94%		5.36%		6.06%	7.31%

Ratios to Average Net Assets
Total expenses	0.13%		0.10%		0.09%		0.10%	0.11%

Total expenses after fees waived	0.08%		0.08%		0.08%		0.08%	0.08%

Net investment income	3.36%		3.80%		4.20%		4.99%	5.15%

Supplemental Data
Net assets, end of year (000)	$127,484		$98,489		$156,465		$133,478	$119,907

Portfolio turnover	122%	[1]	59%	[2]	103%	[3]	89%	61%

[1]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 121%.

[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 54%.

[3]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 87%.

See Notes to Financial Statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	29

Notes to Financial Statements	Bond Index Master Portfolio

1. Organization and Significant Accounting Policies:

Bond Index Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). The Master Portfolio values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Asset-Backed and Mortgage-Backed Securities: The Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which

30	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	Bond Index Master Portfolio

are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

TBA Commitments: The Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., dollar rolls and TBA sale commitments), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis. Consent fees are compensation for agreeing to changes in the terms of debt instruments and are included in interest income in the Statement of Operations.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	31

Notes to Financial Statements (continued)	Bond Index Master Portfolio

rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standards: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee at an annual rate of 0.08% of the Master Portfolio’s average daily net assets.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. This contractual waiver is effective through April 30, 2012. The amount of the waiver, if any, is shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide

32	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Notes to Financial Statements (concluded)	Bond Index Master Portfolio

general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, as long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending – affiliated in the Statement of Operations. For the year ended December 31, 2011, BTC received $22,924 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments including paydowns, mortgage dollar rolls and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were $125,539,568 and $111,291,744, respectively.

Purchases and sales of US government securities for the Master Portfolio for the year ended December 31, 2011, were $36,702,154 and $19,424,337, respectively.

Purchases and sales of mortgage dollar roll securities for the Master Portfolio for the year ended December 31, 2011, were $983,438 and $986,406, respectively.

4. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

The Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	33

Report of Independent Registered Public Accounting Firm	Bond Index Master Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Bond Index Master Portfolio , a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

34	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	35

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

36	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	37

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

38	BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

BLACKROCK BOND INDEX FUND	DECEMBER 31, 2011	39

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

# BINF-12/11

December 31, 2011

Annual Report

BlackRock S&P 500 Stock Fund | of BlackRock Funds III

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on — risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2011	BlackRock S&P 500 Stock Fund

Investment Objective

BlackRock S&P 500 Stock Fund’s (the “Fund”) investment objective is to provide investment results that correspond to the total return performance of publicly-traded common stocks in the aggregate, as represented by the Standard & Poor’s (“S&P”) 500® Index.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12 months ended December 31, 2011, the Fund returned 2.00%, while the benchmark S&P 500® Index returned 2.11% for the same period. The S&P 500® Index is an unmanaged index that covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (“NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

•

The return for the Fund differs from the benchmark index based on Fund expenses. The Fund invests all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio.

Describe the market environment.

•

Early in the year, stocks moved unevenly higher despite political upheaval spreading across the Middle East/North Africa region and a sharp rise in oil and other commodity prices. March brought devastating natural disasters in Japan, resulting in global supply chain disruptions. But equity markets were remarkably resilient as the global economic recovery appeared to be on track and investors were gradually increasing their appetite for risk. After peaking in late April, equities were met with a sharp reversal when the heightened possibility of Greece defaulting on its debt rekindled fears about the potential impact of the sovereign debt crisis spreading in Europe. In the United States, a prolonged debt ceiling debate ultimately led to S&P’s decision to downgrade the US government’s credit rating in early August. This announcement spurred one of the most volatile periods in trading history. Stock markets across the world whipsawed on hopes and fears driven by news flow. Equities swooned as debt problems in Europe spread to Italy and Spain, and global economic indicators grew increasingly bleak.

•	US stocks staged a strong rebound in October as the domestic labor market improved and corporate profits continued to beat analyst expectations. Encouraging news from Europe also contributed to the rally. After months of deliberation, European leaders agreed upon a new plan to reduce Greece’s debt burden, recapitalize the region’s banks and increase the size of the euro-zone bailout fund. However, a lack of definitive details about the rescue plan soon raised doubts among investors and thwarted the rally at the end of October. In November, political instability in Greece and Italy fueled uncertainty as to whether Europe’s leaders would be able to contain the crisis. In the United States, bickering lawmakers failed to reach an agreement on reducing the US budget deficit, further undermining investors’ confidence in policymakers on both sides of the Atlantic. Market volatility softened in December with the support of global central bank actions and continued improvement in economic data.

•

For the year, US stocks outperformed most international markets given their relative safety during a time of heightened uncertainty overseas. Dividend-paying stocks performed particularly well as investors sought yield in a low interest rate environment. From a sector perspective, utilities (+19.91%) led the index for 2011. The defensive consumer staples sector (+13.99%) performed well amid high volatility, as did health care stocks (+12.73%), which benefited from increased merger and acquisition activity during the year. Battered by the world’s debt problems, financials (-17.06%) saw the largest losses. The more cyclical materials (-9.75%) and industrials (-0.59%) sectors also declined amid heightened uncertainty about the global economy.

Describe recent portfolio activity.

•

During the 12-month period, as changes were made to the composition of the S&P 500® Index, the Master Portfolio purchased and sold securities to maintain its objective of replicating the risks and return of the benchmark index.

Describe portfolio positioning at period end.

•	The Master Portfolio remains positioned to match the risk characteristics of its benchmark index, irrespective of the market’s future direction.

4	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

BlackRock S&P 500 Stock Fund

Total Return Based on a $10,000 Investment

[1]	The Fund invests all of its assets in the Master Portfolio. The Master Portfolio invests primarily in a diversified portfolio of equity securities of large companies located in the United States.

[2]

This unmanaged index covers 500 industrial, utility, transportation and financial companies of the US markets (mostly New York Stock Exchange (the “NYSE”) issues), representing about 75% of NYSE market capitalization and 30% of NYSE issues.

Performance Summary for the Period Ended December 31, 2011

	6-Month Total Returns	Average Annual Total Returns
		1 Year	5 Years	10 Years
BlackRock S&P 500 Stock Fund	(3.74)%	2.00%	(0.32)%	2.79%
S&P 500® Index	(3.69)	2.11	(0.25)	2.92

See “About Fund Performance” on page 6 for further information on how performance was calculated.

Past performance is not indicative of future results.

Expense Example

	Actual			Hypothetical[4]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[3]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[3]	Annualized Expense Ratio
BlackRock S&P 500 Stock Fund	$1,000.00	$962.60	$0.89	$1,000.00	$1,024.30	$0.92	0.18%

[3]

Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Fund invests significantly in the Master Portfolio, the expense table example reflects the net expenses of both the Fund and the Master Portfolio.

[4]	Hypothetical 5% return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

See “Disclosure of Expenses” on page 6 for further information on how expenses were calculated.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	5

About Fund Performance	BlackRock S&P 500 Stock Fund

Performance information reflects past performance and does not guarantee future results. Current performance data may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds, to obtain performance data current to the most recent month end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the performance table on the previous page assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund’s administrator waived a portion of the Fund’s expenses. Without such waiver, the Fund’s performance would have been lower.

Disclosure of Expenses

Shareholders of the Fund may incur the following charges: operating expenses, including advisory fees, service and distribution fees, including 12b-1 fees and other Fund expenses. The expense example on the preceding page (which is based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table on the preceding page provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Derivative Financial Instruments

The Master Portfolio may invest in various derivative financial instruments, including financial futures contracts, as specified in Note 2 of the Master Portfolio’s Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative financial instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge equity risk. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolio can realize on an investment, may result in lower dividends paid to shareholders or may cause the Master Portfolio to hold an investment that it might otherwise sell. The Master Portfolio’s investments in these instruments are discussed in detail in the Master Portfolio’s Notes to Financial Statements.

6	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	BlackRock S&P 500 Stock Fund

December 31, 2011

Assets
Investments at value — Master Portfolio (Cost — $229,340,125)	$255,311,022
Capital shares sold receivable	196,800

Total assets	255,507,822

Liabilities
Capital shares redeemed payable	184,810
Administration fees payable	26,299
Professional fees payable	16,638

Total liabilities	227,747

Net Assets	$255,280,075

Net Assets Consist of
Paid-in capital	$513,088,522
Undistributed net investment income	97,637
Accumulated net realized loss	(283,876,981)
Net unrealized appreciation/depreciation	25,970,897

Net Assets	$255,280,075

Net Asset Value
Net assets	$255,280,075

Shares outstanding, unlimited number of shares authorized, no par value	1,695,381

Net asset value	$150.57

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	7

Statement of Operations	BlackRock S&P 500 Stock Fund

Year Ended December 31, 2011

Investment Income
Net investment income allocated from the Master Portfolio:
Dividends	$5,624,500
Securities lending — affiliated	81,610
Income — affiliated	4,904
Interest	227
Expenses	(149,443)
Fees waived	15,152

Total income	5,576,950

Expenses
Administration	349,205
Professional	26,095

Total expenses	375,300
Less fees waived by administrator	(26,095)

Total expenses after fees waived	349,205

Net investment income	5,227,745

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolio
Net realized loss from investments and financial futures contracts	(16,427,086)
Net change in unrealized appreciation/depreciation on investments and financial futures contracts	18,093,455

Total realized and unrealized gain	1,666,369

Net Increase in Net Assets Resulting from Operations	$6,894,114

See Notes to Financial Statements.

8	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statements of Changes in Net Assets	BlackRock S&P 500 Stock Fund

	Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010

Operations
Net investment income	$5,227,745	$4,526,872
Net realized loss	(16,427,086)	(38,611,814)
Net change in unrealized appreciation/depreciation	18,093,455	67,817,767

Net increase in net assets resulting from operations	6,894,114	33,732,825

Dividends to Shareholders From
Net investment income	(5,150,567)	(4,632,747)
Return of capital	(45,376)	—

	(5,195,943)	(4,632,747)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(24,079,131)	33,227,758

Net Assets
Total increase (decrease) in net assets	(22,380,960)	62,327,836
Beginning of year	277,661,035	215,333,199

End of year	$255,280,075	$277,661,035

Undistributed net investment income	$97,637	$59,627

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	9

Financial Highlights	BlackRock S&P 500 Stock Fund

	Year Ended December 31,
	2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$150.60	$133.49	$107.85	$175.47	$169.53

Net investment income	2.97 [1]	2.55 [1]	2.50 [1]	3.28	3.14
Net realized and unrealized gain (loss)	(0.05)	17.10	25.60	(67.60)	5.94

Net increase (decrease) from investment operations	2.92	19.65	28.10	(64.32)	9.08

Dividends and distributions from:
Net investment income	(2.92)	(2.54)	(2.46)	(3.27)	(3.14)
Return of capital	(0.03)	—	—	(0.03)	—

Total dividends and distributions	(2.95)	(2.54)	(2.46)	(3.30)	(3.14)

Net asset value, end of year	$150.57	$150.60	$133.49	$107.85	$175.47

Total Investment Return[2]
Based on net asset value	2.00%	14.91%	26.48%	(37.01)%	5.39%

Ratios to Average Net Assets[3]
Total expenses	0.19% [4]	0.21%	0.21%	0.21%	0.21%

Total expenses after fees waived	0.18%	0.20%	0.20%	0.20%	0.20%

Net investment income	1.95%	1.87%	2.20%	2.16%	1.83%

Supplemental Data
Net assets, end of year (000)	$255,280	$277,661	$215,333	$169,425	$330,892

Portfolio turnover of the Master Portfolio	5%	9%	5%	8%	7%

[1]	Based on average shares outstanding.

[2]	Includes the reinvestment of dividends and distributions.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated fee waived of 0.01%.

See Notes to Financial Statements.

10	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Notes to Financial Statements	BlackRock S&P 500 Stock Fund

1. Organization and Significant Accounting Policies:

BlackRock S&P 500 Stock Fund (the “Fund”), a series of BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is organized as a Delaware statutory trust. The Fund seeks to achieve its investment objective by investing substantially all of its assets in S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), which has the same investment objective and strategies as the Fund. The value of the Fund’s investment in the Master Portfolio reflects the Fund’s proportionate interest in the net assets of the Master Portfolio. The percentage of the Master Portfolio owned by the Fund at December 31, 2011 was 12.11%. The performance of the Fund is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund’s financial statements. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Fund:

Valuation: US GAAP defines fair value as the price the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Fund’s policy is to fair value its financial instruments at market value. The Fund records its investment in the Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolio’s Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolio are accounted on a trade date basis. The Fund records daily its proportionate share of the Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

Dividends and Distributions: Dividends and distributions paid by the Fund are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund are charged to the Fund. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Fund’s ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Fund. BTC is entitled to receive for these administration services an annual fee of 0.13% based on the average daily net assets of the Fund.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees and expenses of the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Fund. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Fund in an amount equal to the independent expenses through April 30, 2012.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	11

Notes to Financial Statements (concluded)	BlackRock S&P 500 Stock Fund

Certain officers and/or trustees are officers and/or directors of BlackRock or its affiliates.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to the accounting for real estate investment trusts and the sale of contributed securities were reclassified to the following accounts:

Paid-in capital	$(278,403)
Undistributed net investment income	$(39,168)
Accumulated net realized loss	$317,571

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

	12/31/2011	12/31/2010
Ordinary income	$5,150,567	$4,632,747
Tax return of capital	45,376	—

Total	$5,195,943	$4,632,747

As of December 31, 2011, the tax components of accumulated net losses were as follows:

Capital loss carryforwards	$(196,179,091)
Net unrealized losses*	(58,183,161)
Qualified late-year losses**	(3,446,195)

Total	$(257,808,447)

*	The difference between book-basis and tax-basis net unrealized losses was attributable primarily to the timing and recognition of partnership income.

**	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,
2012	$1,601,227
2013	21,068,838
2014	31,394,394
2015	18,209,355
2016	55,579,530
2017	21,080,621
2018	29,366,509
No expiration date*	17,878,617

Total	$196,179,091

*	Must be utilized prior to losses subject to expiration.

4. Capital Share Transactions:

Transactions in capital shares for the Fund were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount

Shares sold	452,342	$68,863,218	725,959	$101,475,882
Shares issued to shareholders in reinvestment of dividends	30,661	4,567,355	28,468	3,914,161
Shares redeemed	(631,334)	(97,509,704)	(523,821)	(72,162,285)

Net decrease	(148,331)	$(24,079,131)	230,606	$33,227,758

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

12	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	BlackRock S&P 500 Stock Fund

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock S&P 500 Stock Fund, a series of BlackRock Funds III (the “Trust”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid by the Fund during the taxable year ended December 31, 2011:

	Payable Dates
Qualified Dividend Income for Individuals*	4/1/2011	85.48%
	7/1/2011	85.48%
	10/3/2011	85.48%
	12/15/2011	85.48%
Dividends Qualifying for the Dividend Received Deductions for Corporations*	4/1/2011	83.73%
	7/1/2011	83.73%
	10/3/2011	83.73%
	12/15/2011	83.73%

*	The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	13

Master Portfolio Information as of December 31, 2011	S&P 500 Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	4%
Apple, Inc.	3
International Business Machines Corp.	2
Chevron Corp.	2
Microsoft Corp.	2
General Electric Co.	2
The Procter & Gamble Co.	2
AT&T, Inc.	2
Johnson & Johnson	2
Pfizer, Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Financials	13
Energy	12
Health Care	12
Consumer Staples	12
Consumer Discretionary	11
Industrials	11
Utilities	4
Materials	3
Telecommunication Services	3

For Master Portfolio compliance purposes, the Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

14	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 10.7%
Auto Components — 0.3%
BorgWarner, Inc. (a)(b)	20,140	$1,283,724
The Goodyear Tire & Rubber Co. (a)	44,719	633,668
Johnson Controls, Inc.	125,015	3,907,969

		5,825,361
Automobiles — 0.4%
Ford Motor Co. (a)	698,204	7,512,675
Harley-Davidson, Inc. (b)	42,702	1,659,827

		9,172,502
Distributors — 0.1%
Genuine Parts Co. (b)	28,604	1,750,565
Diversified Consumer Services — 0.1%
Apollo Group, Inc., Class A (a)	21,359	1,150,609
DeVry, Inc. (b)	11,157	429,098
H&R Block, Inc. (b)	53,774	878,130

		2,457,837
Hotels, Restaurants & Leisure — 2.0%
Carnival Corp.	83,150	2,714,016
Chipotle Mexican Grill, Inc. (a)	5,751	1,942,343
Darden Restaurants, Inc. (b)	24,228	1,104,312
International Game Technology	54,433	936,248
Marriott International, Inc., Class A	49,270	1,437,206
McDonald’s Corp. (b)	187,993	18,861,338
Starbucks Corp.	136,956	6,301,345
Starwood Hotels & Resorts Worldwide, Inc. (b)	35,314	1,694,013
Wyndham Worldwide Corp.	28,050	1,061,131
Wynn Resorts Ltd.	14,553	1,607,961
Yum! Brands, Inc.	84,611	4,992,895

		42,652,808
Household Durables — 0.3%
D.R. Horton, Inc. (b)	50,872	641,496
Harman International Industries, Inc.	12,779	486,113
Leggett & Platt, Inc. (b)	25,683	591,736
Lennar Corp., Class A (b)	29,389	577,494
Newell Rubbermaid, Inc.	53,500	864,025
PulteGroup, Inc. (a)(b)	62,772	396,091
Stanley Black & Decker, Inc.	31,037	2,098,101
Whirlpool Corp. (b)	14,119	669,947

		6,325,003
Internet & Catalog Retail — 0.8%
Amazon.com, Inc. (a)	66,841	11,570,177
Expedia, Inc. (b)	17,267	501,088
NetFlix, Inc. (a)	10,229	708,768
priceline.com, Inc. (a)	9,148	4,278,611
TripAdvisor, Inc. (a)(b)	17,600	443,696

		17,502,340
Leisure Equipment & Products — 0.1%
Hasbro, Inc.	21,255	677,822
Mattel, Inc.	62,232	1,727,560

		2,405,382
Media — 3.1%
Cablevision Systems Corp.	40,354	573,834
CBS Corp., Class B	120,246	3,263,476
Comcast Corp, Class A	500,634	11,870,032

Common Stocks	Shares	Value

Consumer Discretionary (concluded)
Media (concluded)
DIRECTV, Class A (a)	129,641	$5,543,449
Discovery Communications, Inc. (a)	48,563	1,989,626
Gannett Co., Inc.	44,022	588,574
Interpublic Group of Cos., Inc.	84,640	823,547
The McGraw-Hill Cos., Inc.	53,913	2,424,468
News Corp., Class A	402,919	7,188,075
Omnicom Group, Inc. (b)	50,694	2,259,938
Scripps Networks Interactive, Inc., Class A	17,971	762,330
Time Warner Cable, Inc. (b)	58,635	3,727,427
Time Warner, Inc. (b)	183,897	6,646,038
Viacom, Inc., Class B	101,463	4,607,435
The Walt Disney Co. (b)	330,072	12,377,700
The Washington Post Co., Class B (b)	906	341,390

		64,987,339
Multiline Retail — 0.8%
Big Lots, Inc. (a)	11,931	450,515
Dollar Tree, Inc. (a)	21,872	1,817,782
Family Dollar Stores, Inc. (b)	21,574	1,243,957
J.C. Penney Co., Inc. (b)	26,158	919,454
Kohl’s Corp.	46,569	2,298,180
Macy’s, Inc.	77,144	2,482,494
Nordstrom, Inc. (b)	29,730	1,477,878
Sears Holdings Corp. (a)(b)	7,168	227,799
Target Corp.	123,396	6,320,343

		17,238,402
Specialty Retail — 2.0%
Abercrombie & Fitch Co., Class A (b)	15,882	775,677
AutoNation, Inc. (a)(b)	8,869	327,000
AutoZone, Inc. (a)	5,132	1,667,746
Bed Bath & Beyond, Inc. (a)	44,113	2,557,231
Best Buy Co., Inc. (b)	53,932	1,260,391
CarMax, Inc. (a)	41,552	1,266,505
GameStop Corp., Class A (a)(b)	25,236	608,945
The Gap, Inc. (b)	63,644	1,180,596
The Home Depot, Inc. (b)	283,231	11,907,031
Limited Brands, Inc. (b)	45,200	1,823,820
Lowe’s Cos., Inc.	230,140	5,840,953
O’Reilly Automotive, Inc. (a)	23,582	1,885,381
Orchard Supply Hardware Stores Corp., Class A (a)(b)	315	1,184
Ross Stores, Inc.	42,374	2,014,036
Staples, Inc.	128,529	1,785,268
The TJX Cos., Inc.	69,296	4,473,057
Tiffany & Co.	23,331	1,545,912
Urban Outfitters, Inc. (a)	20,285	559,054

		41,479,787
Textiles, Apparel & Luxury Goods — 0.7%
Coach, Inc.	53,622	3,273,087
NIKE, Inc., Class B	68,154	6,568,001
Ralph Lauren Corp.	11,851	1,636,386
VF Corp. (b)	16,021	2,034,507

		13,511,981
Total Consumer Discretionary		225,309,307

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	15

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Staples — 11.4%
Beverages — 2.6%
Beam, Inc.	28,565	$1,463,385
Brown-Forman Corp., Class B	18,536	1,492,333
The Coca-Cola Co.	417,284	29,197,361
Coca-Cola Enterprises, Inc.	57,340	1,478,225
Constellation Brands, Inc. (a)(b)	32,155	664,644
Dr Pepper Snapple Group, Inc.	39,397	1,555,394
Molson Coors Brewing Co., Class B	28,951	1,260,527
PepsiCo, Inc.	287,241	19,058,440

		56,170,309
Food & Staples Retailing — 2.4%
Costco Wholesale Corp.	79,624	6,634,271
CVS Caremark Corp.	239,149	9,752,496
The Kroger Co.	109,726	2,657,564
Safeway, Inc. (b)	62,467	1,314,305
SUPERVALU, Inc. (b)	39,608	321,617
Sysco Corp. (b)	108,393	3,179,167
Wal-Mart Stores, Inc.	320,897	19,176,805
Walgreen Co.	163,396	5,401,872
Whole Foods Market, Inc. (b)	29,357	2,042,660

		50,480,757
Food Products — 1.9%
Archer Daniels Midland Co.	122,737	3,510,278
Campbell Soup Co. (b)	32,863	1,092,366
ConAgra Foods, Inc.	76,168	2,010,835
Dean Foods Co. (a)	34,230	383,376
General Mills, Inc. (b)	118,228	4,777,593
H.J. Heinz Co. (b)	58,842	3,179,822
The Hershey Co.	28,131	1,737,933
Hormel Foods Corp. (b)	25,482	746,368
The J.M. Smucker Co.	20,920	1,635,316
Kellogg Co.	45,537	2,302,806
Kraft Foods, Inc., Class A	324,604	12,127,205
McCormick & Co., Inc. (b)	24,383	1,229,391
Mead Johnson Nutrition Co.	37,405	2,570,846
Sara Lee Corp.	108,555	2,053,861
Tyson Foods, Inc., Class A	53,601	1,106,325

		40,464,321
Household Products — 2.3%
The Clorox Co.	24,240	1,613,414
Colgate-Palmolive Co.	88,926	8,215,873
Kimberly-Clark Corp.	72,410	5,326,480
The Procter & Gamble Co.	505,487	33,721,038

		48,876,805
Personal Products — 0.2%
Avon Products, Inc.	79,116	1,382,157
The Estee Lauder Cos., Inc., Class A	20,525	2,305,368

		3,687,525
Tobacco — 2.0%
Altria Group, Inc. (b)	377,826	11,202,541
Lorillard, Inc. (b)	24,808	2,828,112
Philip Morris International, Inc.	319,129	25,045,244
Reynolds American, Inc.	62,124	2,573,176

		41,649,073
Total Consumer Staples		241,328,790

Common Stocks	Shares	Value

Energy — 12.2%
Energy Equipment & Services — 2.0%
Baker Hughes, Inc.	80,197	$3,900,782
Cameron International Corp. (a)	45,057	2,216,354
Diamond Offshore Drilling, Inc. (b)	12,843	709,704
FMC Technologies, Inc. (a)(b)	43,785	2,286,890
Halliburton Co.	169,067	5,834,502
Helmerich & Payne, Inc. (b)	19,644	1,146,424
Nabors Industries Ltd. (a)	52,707	913,939
National Oilwell Varco, Inc.	77,876	5,294,789
Noble Corp. (a)	46,391	1,401,936
Rowan Cos., Inc. (a)	22,905	694,709
Schlumberger Ltd.	246,586	16,844,290

		41,244,319
Oil, Gas & Consumable Fuels — 10.2%
Alpha Natural Resources, Inc. (a)	40,329	823,921
Anadarko Petroleum Corp.	91,494	6,983,737
Apache Corp.	70,565	6,391,778
Cabot Oil & Gas Corp.	19,203	1,457,508
Chesapeake Energy Corp.	121,140	2,700,211
Chevron Corp.	365,886	38,930,270
ConocoPhillips (b)	243,942	17,776,054
CONSOL Energy, Inc.	41,683	1,529,766
Denbury Resources, Inc. (a)	73,013	1,102,496
Devon Energy Corp.	74,212	4,601,144
El Paso Corp.	141,702	3,765,022
EOG Resources, Inc.	49,398	4,866,197
EQT Corp. (b)	27,462	1,504,643
Exxon Mobil Corp.	880,628	74,642,029
Hess Corp.	54,758	3,110,254
Marathon Oil Corp.	129,304	3,784,728
Marathon Petroleum Corp.	65,513	2,180,928
Murphy Oil Corp.	35,562	1,982,226
Newfield Exploration Co. (a)	24,259	915,292
Noble Energy, Inc.	32,258	3,044,833
Occidental Petroleum Corp.	149,149	13,975,261
Peabody Energy Corp.	49,778	1,648,150
Pioneer Natural Resources Co.	22,489	2,012,316
QEP Resources, Inc.	32,465	951,224
Range Resources Corp.	28,745	1,780,465
Southwestern Energy Co. (a)	63,834	2,038,858
Spectra Energy Corp. (b)	119,496	3,674,502
Sunoco, Inc.	19,726	809,161
Tesoro Corp. (a)	26,348	615,489
Valero Energy Corp.	102,854	2,165,077
The Williams Cos., Inc. (b)	108,301	3,576,099

		215,339,639
Total Energy		256,583,958
Financials — 13.3%
Capital Markets — 1.8%
Ameriprise Financial, Inc.	41,576	2,063,833
The Bank of New York Mellon Corp. (b)	222,809	4,436,127
BlackRock, Inc. (c)	18,408	3,281,042
The Charles Schwab Corp. (b)	198,362	2,233,556
E*Trade Financial Corp. (a)	46,790	372,448
Federated Investors, Inc., Class B	16,973	257,141
Franklin Resources, Inc.	26,746	2,569,221
The Goldman Sachs Group, Inc.	90,454	8,179,755
Invesco Ltd.	82,878	1,665,019

See Notes to Financial Statements.

16	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Financials (continued)
Capital Markets (concluded)
Legg Mason, Inc.	22,717	$546,344
Morgan Stanley	272,690	4,125,800
Northern Trust Corp.	44,287	1,756,422
State Street Corp.	90,393	3,643,742
T Rowe Price Group, Inc. (b)	46,423	2,643,790

		37,774,240
Commercial Banks — 2.6%
BB&T Corp. (b)	128,093	3,224,101
Comerica, Inc.	36,346	937,727
Fifth Third Bancorp	169,017	2,149,896
First Horizon National Corp.	48,717	389,736
Huntington Bancshares, Inc.	159,688	876,687
KeyCorp	175,120	1,346,673
M&T Bank Corp.	23,086	1,762,385
PNC Financial Services Group, Inc. (c)	96,666	5,574,728
Regions Financial Corp.	230,526	991,262
SunTrust Banks, Inc.	98,682	1,746,671
U.S. Bancorp (b)	350,633	9,484,623
Wells Fargo & Co.	968,884	26,702,443
Zions BanCorp.	33,670	548,148

		55,735,080
Consumer Finance — 0.8%
American Express Co. (b)	185,659	8,757,535
Capital One Financial Corp.	84,463	3,571,940
Discover Financial Services	100,998	2,423,952
SLM Corp.	93,424	1,251,882

		16,005,309
Diversified Financial Services — 2.7%
Bank of America Corp.	1,862,269	10,354,216
Citigroup, Inc. (b)	537,168	14,132,890
CME Group, Inc.	12,199	2,972,530
IntercontinentalExchange, Inc. (a)	13,351	1,609,463
JPMorgan Chase & Co.	698,118	23,212,424
Leucadia National Corp.	36,356	826,735
Moody’s Corp. (b)	35,904	1,209,247
The NASDAQ OMX Group, Inc. (a)	23,588	578,142
NYSE Euronext	48,151	1,256,741

		56,152,388
Insurance — 3.5%
ACE Ltd.	61,888	4,339,587
Aflac, Inc.	85,769	3,710,367
The Allstate Corp.	92,860	2,545,293
American International Group, Inc. (a)	80,271	1,862,287
Aon Corp.	59,404	2,780,107
Assurant, Inc.	17,013	698,554
Berkshire Hathaway, Inc., Class B (a)	323,001	24,644,976
Chubb Corp. (b)	51,094	3,536,727
Cincinnati Financial Corp. (b)	29,632	902,591
Genworth Financial, Inc., Class A (a)	90,630	593,626
Hartford Financial Services Group, Inc.	81,848	1,330,030
Lincoln National Corp. (b)	55,265	1,073,246
Loews Corp.	56,112	2,112,617
Marsh & McLennan Cos., Inc.	98,850	3,125,637
MetLife, Inc.	194,325	6,059,053
Principal Financial Group, Inc.	56,080	1,379,568
The Progressive Corp.	113,323	2,210,932

Common Stocks	Shares	Value

Financials (concluded)
Insurance (concluded)
Prudential Financial, Inc.	86,725	$4,346,657
Torchmark Corp. (b)	18,703	811,523
The Travelers Cos., Inc.	75,843	4,487,630
Unum Group	53,736	1,132,217
XL Group Plc	58,906	1,164,572

		74,847,797
Real Estate Investment Trusts (REITs) — 1.8%
Apartment Investment & Management Co.	22,349	512,016
AvalonBay Communities, Inc.	17,472	2,281,843
Boston Properties, Inc.	27,127	2,701,849
Equity Residential	54,505	3,108,420
HCP, Inc. (b)	74,930	3,104,350
Health Care REIT, Inc. (b)	34,874	1,901,679
Host Hotels & Resorts, Inc.	129,779	1,916,836
Kimco Realty Corp. (b)	74,789	1,214,573
Plum Creek Timber Co., Inc. (b)	29,641	1,083,675
ProLogis, Inc.	84,206	2,407,450
Public Storage	26,088	3,507,792
Simon Property Group, Inc.	53,980	6,960,181
Ventas, Inc.	52,905	2,916,653
Vornado Realty Trust	33,901	2,605,631
Weyerhaeuser Co.	98,574	1,840,377

		38,063,325
Real Estate Management & Development — 0.0%
CB Richard Ellis Group Inc. (a)	59,572	906,686
Thrifts & Mortgage Finance — 0.1%
Hudson City Bancorp, Inc. (b)	97,596	609,975
People’s United Financial, Inc. (b)	66,203	850,708

		1,460,683
Total Financials		280,945,508
Health Care — 11.8%
Biotechnology — 1.2%
Amgen, Inc. (b)	145,744	9,358,222
Biogen Idec, Inc. (a)	44,633	4,911,862
Celgene Corp. (a)	81,566	5,513,862
Gilead Sciences, Inc. (a)	138,012	5,648,831

		25,432,777
Health Care Equipment & Supplies — 1.8%
Baxter International, Inc.	103,603	5,126,277
Becton Dickinson & Co. (b)	39,486	2,950,394
Boston Scientific Corp. (a)	272,264	1,453,890
C.R. Bard, Inc.	15,752	1,346,796
CareFusion Corp. (a)	41,135	1,045,240
Covidien Plc	88,642	3,989,777
DENTSPLY International, Inc. (b)	25,887	905,786
Edwards Lifesciences Corp. (a)	20,963	1,482,084
Intuitive Surgical, Inc. (a)	7,165	3,317,467
Medtronic, Inc.	193,901	7,416,713
St. Jude Medical, Inc.	58,617	2,010,563
Stryker Corp.	59,768	2,971,067
Varian Medical Systems, Inc. (a)	20,686	1,388,651
Zimmer Holdings, Inc. (a)(b)	32,927	1,758,960

		37,163,665

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	17

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Health Care (concluded)
Health Care Providers & Services — 2.1%
Aetna, Inc.	66,572	$2,808,673
AmerisourceBergen Corp.	47,474	1,765,558
Cardinal Health, Inc.	63,487	2,578,207
Cigna Corp.	52,456	2,203,152
Coventry Health Care, Inc. (a)	26,479	804,167
DaVita, Inc. (a)	17,165	1,301,279
Express Scripts, Inc. (a)	89,392	3,994,929
Humana, Inc.	30,044	2,632,155
Laboratory Corp. of America Holdings (a)	18,212	1,565,686
McKesson Corp.	45,120	3,515,299
Medco Health Solutions, Inc. (a)	71,136	3,976,502
Patterson Cos., Inc. (b)	16,099	475,243
Quest Diagnostics, Inc.	28,991	1,683,217
Tenet Healthcare Corp. (a)	80,364	412,267
UnitedHealth Group, Inc. (b)	195,862	9,926,286
WellPoint, Inc.	63,916	4,234,435

		43,877,055
Health Care Technology — 0.1%
Cerner Corp. (a)	26,773	1,639,846
Life Sciences Tools & Services — 0.4%
Agilent Technologies, Inc. (a)	63,803	2,228,639
Life Technologies Corp. (a)	32,750	1,274,302
PerkinElmer, Inc.	20,562	411,240
Thermo Fisher Scientific, Inc. (a)	69,508	3,125,775
Waters Corp. (a)	16,468	1,219,455

		8,259,411
Pharmaceuticals — 6.2%
Abbott Laboratories	286,210	16,093,588
Allergan, Inc.	56,046	4,917,476
Bristol-Myers Squibb Co. (b)	311,336	10,971,481
Eli Lilly & Co. (b)	187,192	7,779,700
Forest Laboratories, Inc. (a)	49,095	1,485,615
Hospira, Inc. (a)	30,177	916,475
Johnson & Johnson	501,727	32,903,257
Merck & Co., Inc.	559,985	21,111,434
Mylan, Inc. (a)	78,379	1,682,013
Perrigo Co. (b)	17,126	1,666,360
Pfizer, Inc.	1,412,293	30,562,021
Watson Pharmaceuticals, Inc. (a)	23,363	1,409,723

		131,499,143
Total Health Care		247,871,897
Industrials — 10.5%
Aerospace & Defense — 2.6%
The Boeing Co.	136,555	10,016,309
General Dynamics Corp.	65,432	4,345,339
Goodrich Corp.	23,010	2,846,337
Honeywell International, Inc.	142,117	7,724,059
L-3 Communications Holdings, Inc.	18,353	1,223,778
Lockheed Martin Corp. (b)	48,752	3,944,037
Northrop Grumman Corp.	48,010	2,807,625
Precision Castparts Corp.	26,493	4,365,781
Raytheon Co. (b)	63,595	3,076,726
Rockwell Collins, Inc. (b)	27,810	1,539,840
Textron, Inc.	50,881	940,790
United Technologies Corp.	166,475	12,167,658

		54,998,279

Common Stocks	Shares	Value

Industrials (continued)
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	30,169	$2,105,193
Expeditors International of Washington, Inc.	38,965	1,596,007
FedEx Corp. (b)	58,285	4,867,380
United Parcel Service, Inc., Class B	177,296	12,976,294

		21,544,874
Airlines — 0.1%
Southwest Airlines Co. (b)	143,080	1,224,765
Building Products — 0.0%
Masco Corp.	65,371	685,088
Commercial Services & Supplies — 0.4%
Avery Dennison Corp. (b)	19,415	556,822
Cintas Corp.	20,361	708,766
Iron Mountain, Inc.	34,115	1,050,742
Pitney Bowes, Inc. (b)	36,560	677,822
R.R. Donnelley & Sons Co. (b)	34,697	500,678
Republic Services, Inc. (b)	57,852	1,593,823
Stericycle, Inc. (a)	15,643	1,218,903
Waste Management, Inc. (b)	84,586	2,766,808

		9,074,364
Construction & Engineering — 0.2%
Fluor Corp.	31,179	1,566,745
Jacobs Engineering Group, Inc. (a)	23,547	955,537
Quanta Services, Inc. (a)	38,574	830,884

		3,353,166
Electrical Equipment — 0.6%
Cooper Industries Plc, Class A	29,054	1,573,274
Emerson Electric Co.	135,183	6,298,176
Rockwell Automation, Inc. (b)	26,079	1,913,416
Roper Industries, Inc. (b)	17,730	1,540,205

		11,325,071
Industrial Conglomerates — 2.3%
3M Co.	128,766	10,524,045
General Electric Co.	1,939,653	34,739,185
Tyco International Ltd.	84,885	3,964,979

		49,228,209
Machinery — 2.1%
Caterpillar, Inc. (b)	118,804	10,763,642
Cummins, Inc.	35,436	3,119,077
Danaher Corp.	104,670	4,923,677
Deere & Co.	76,053	5,882,700
Dover Corp. (b)	34,065	1,977,473
Eaton Corp.	61,409	2,673,134
Flowserve Corp.	10,209	1,013,958
Illinois Tool Works, Inc. (b)	88,782	4,147,007
Ingersoll-Rand Plc	57,367	1,747,972
Joy Global, Inc.	19,314	1,447,971
PACCAR, Inc. (b)	65,823	2,466,388
Pall Corp.	21,162	1,209,408
Parker Hannifin Corp.	27,762	2,116,853
Snap-on, Inc. (b)	10,749	544,114
Xylem, Inc.	33,809	868,553

		44,901,927

See Notes to Financial Statements.

18	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials (concluded)
Professional Services — 0.1%
The Dun & Bradstreet Corp.	8,900	$665,987
Equifax, Inc.	22,379	866,962
Robert Half International, Inc. (b)	26,211	745,965

		2,278,914
Road & Rail — 0.9%
CSX Corp.	192,920	4,062,895
Norfolk Southern Corp. (b)	61,756	4,499,542
Ryder System, Inc. (b)	9,326	495,584
Union Pacific Corp. (b)	88,756	9,402,811

		18,460,832
Trading Companies & Distributors — 0.2%
Fastenal Co. (b)	54,245	2,365,624
W.W. Grainger, Inc. (b)	11,151	2,087,356

		4,452,980
Total Industrials		221,528,469
Information Technology — 18.9%
Communications Equipment — 2.1%
Cisco Systems, Inc.	987,693	17,857,489
F5 Networks, Inc. (a)	14,607	1,550,095
Harris Corp. (b)	21,243	765,598
JDS Uniphase Corp. (a)	42,587	444,608
Juniper Networks, Inc. (a)	96,659	1,972,810
Motorola Mobility Holdings, Inc. (a)	48,437	1,879,356
Motorola Solutions, Inc.	52,640	2,436,706
QUALCOMM, Inc.	308,832	16,893,110

		43,799,772
Computers & Peripherals — 4.6%
Apple, Inc. (a)	170,756	69,156,180
Dell, Inc. (a)	280,578	4,104,856
EMC Corp. (a)	374,806	8,073,321
Hewlett-Packard Co.	365,068	9,404,152
Lexmark International, Inc., Class A (b)	13,069	432,192
NetApp, Inc. (a)	65,895	2,390,012
SanDisk Corp. (a)	44,156	2,172,917
Western Digital Corp. (a)	42,959	1,329,581

		97,063,211
Electronic Equipment, Instruments & Components — 0.4%
Amphenol Corp., Class A	30,459	1,382,534
Corning, Inc.	288,766	3,748,183
FLIR Systems, Inc. (b)	28,593	716,826
Jabil Circuit, Inc. (b)	33,839	665,275
Molex, Inc. (b)	25,077	598,337
TE Connectivity Ltd.	77,994	2,402,995

		9,514,150
Internet Software & Services — 2.0%
Akamai Technologies, Inc. (a)	32,978	1,064,530
eBay, Inc. (a)	211,098	6,402,602
Google, Inc., Class A (a)	46,415	29,979,449
VeriSign, Inc. (b)	29,235	1,044,274
Yahoo!, Inc. (a)	227,897	3,675,979

		42,166,834

Common Stocks	Shares	Value

Information Technology (concluded)
IT Services — 3.9%
Accenture Plc, Class A	117,758	$6,268,258
Automatic Data Processing, Inc. (b)	89,793	4,849,720
Cognizant Technology Solutions Corp., Class A (a)	55,512	3,569,977
Computer Sciences Corp. (b)	28,395	672,962
Fidelity National Information Services, Inc.	44,581	1,185,409
Fiserv, Inc. (a)	25,886	1,520,544
International Business Machines Corp.	216,542	39,817,743
MasterCard, Inc., Class A	19,588	7,302,798
Paychex, Inc.	59,268	1,784,559
SAIC, Inc. (a)	51,008	626,888
Teradata Corp. (a)	30,763	1,492,313
Total System Services, Inc.	29,631	579,582
Visa, Inc., Class A (b)	93,442	9,487,166
The Western Union Co.	113,772	2,077,477

		81,235,396
Office Electronics — 0.1%
Xerox Corp.	254,883	2,028,869
Semiconductors & Semiconductor Equipment — 2.3%
Advanced Micro Devices, Inc. (a)	108,263	584,620
Altera Corp.	58,961	2,187,453
Analog Devices, Inc.	54,753	1,959,062
Applied Materials, Inc.	239,913	2,569,468
Broadcom Corp., Class A (a)	89,138	2,617,092
First Solar, Inc. (a)(b)	10,949	369,638
Intel Corp.	935,535	22,686,724
KLA-Tencor Corp. (b)	30,628	1,477,801
Linear Technology Corp.	41,799	1,255,224
LSI Corp. (a)	103,078	613,314
Microchip Technology, Inc. (b)	35,126	1,286,666
Micron Technology, Inc. (a)	181,000	1,138,490
Novellus Systems, Inc. (a)	12,279	507,000
NVIDIA Corp. (a)	112,220	1,555,369
Teradyne, Inc. (a)	33,524	456,932
Texas Instruments, Inc.	209,945	6,111,499
Xilinx, Inc. (b)	48,233	1,546,350

		48,922,702
Software — 3.5%
Adobe Systems, Inc. (a)	90,203	2,550,039
Autodesk, Inc. (a)	41,631	1,262,668
BMC Software, Inc. (a)	31,282	1,025,424
CA, Inc.	68,005	1,374,721
Citrix Systems, Inc. (a)	34,271	2,080,935
Electronic Arts, Inc. (a)	60,829	1,253,078
Intuit, Inc.	54,619	2,872,413
Microsoft Corp.	1,375,522	35,708,551
Oracle Corp.	722,928	18,543,103
Red Hat, Inc. (a)	35,439	1,463,276
Salesforce.com, Inc. (a)	24,990	2,535,486
Symantec Corp. (a)	135,459	2,119,933

		72,789,627
Total Information Technology		397,520,561
Materials — 3.5%
Chemicals — 2.2%
Air Products & Chemicals, Inc.	38,672	3,294,468
Airgas, Inc.	12,507	976,547
CF Industries Holdings, Inc.	12,016	1,742,080

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	19

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Materials (concluded)
Chemicals (concluded)
The Dow Chemical Co. (b)	217,140	$6,244,947
E.I. du Pont de Nemours & Co.	169,754	7,771,338
Eastman Chemical Co.	25,286	987,671
Ecolab, Inc. (b)	55,151	3,188,279
FMC Corp.	12,908	1,110,604
International Flavors & Fragrances, Inc.	14,839	777,860
Monsanto Co.	98,373	6,892,996
The Mosaic Co.	54,710	2,759,025
PPG Industries, Inc. (b)	28,376	2,369,112
Praxair, Inc.	55,077	5,887,731
The Sherwin-Williams Co.	15,827	1,412,876
Sigma-Aldrich Corp. (b)	22,134	1,382,490

		46,798,024
Construction Materials — 0.1%
Vulcan Materials Co.	23,637	930,116
Containers & Packaging — 0.1%
Ball Corp.	29,796	1,064,015
Bemis Co., Inc.	18,766	564,482
Owens-Illinois, Inc. (a)	30,005	581,497
Sealed Air Corp.	29,944	515,336

		2,725,330
Metals & Mining — 0.9%
Alcoa, Inc.	195,584	1,691,802
Allegheny Technologies, Inc. (b)	19,546	934,299
Cliffs Natural Resources, Inc.	26,281	1,638,620
Freeport-McMoRan Copper & Gold, Inc.	174,164	6,407,493
Newmont Mining Corp.	90,916	5,455,869
Nucor Corp. (b)	58,196	2,302,816
Titanium Metals Corp.	15,393	230,587
United States Steel Corp. (b)	26,285	695,501

		19,356,987
Paper & Forest Products — 0.2%
International Paper Co.	80,314	2,377,295
MeadWestvaco Corp.	31,373	939,621

		3,316,916
Total Materials		73,127,373
Telecommunication Services — 3.1%
Diversified Telecommunication Services — 2.8%
AT&T, Inc. (b)	1,088,757	32,924,012
CenturyLink, Inc.	113,479	4,221,419
Frontier Communications Corp. (b)	182,784	941,337
Verizon Communications, Inc. (b)	520,147	20,868,298
Windstream Corp. (b)	106,960	1,255,710

		60,210,776
Wireless Telecommunication Services — 0.3%
American Tower Corp., Class A	72,214	4,333,562
MetroPCS Communications, Inc. (a)	53,415	463,642
Sprint Nextel Corp. (a)	549,844	1,286,635

		6,083,839
Total Telecommunication Services		66,294,615
Utilities — 3.8%
Electric Utilities — 2.1%
American Electric Power Co., Inc.	88,732	3,665,519
Duke Energy Corp. (b)	244,872	5,387,184
Edison International	59,869	2,478,577

Common Stocks	Shares	Value

Utilities (concluded)
Electric Utilities (concluded)
Entergy Corp.	32,362	$2,364,044
Exelon Corp.	121,820	5,283,333
FirstEnergy Corp.	76,845	3,404,233
NextEra Energy, Inc.	77,636	4,726,480
Northeast Utilities	32,462	1,170,904
Pepco Holdings, Inc.	41,666	845,820
Pinnacle West Capital Corp.	20,006	963,889
PPL Corp.	106,260	3,126,169
Progress Energy, Inc.	54,206	3,036,620
Southern Co. (b)	158,365	7,330,716

		43,783,488
Gas Utilities — 0.1%
AGL Resources, Inc. (b)	21,370	903,096
ONEOK, Inc.	18,926	1,640,695

		2,543,791
Independent Power Producers & Energy Traders — 0.2%
The AES Corp. (a)	118,488	1,402,898
Constellation Energy Group, Inc.	37,042	1,469,456
NRG Energy, Inc. (a)	42,181	764,320

		3,636,674
Multi-Utilities — 1.4%
Ameren Corp.	44,516	1,474,815
Centerpoint Energy, Inc.	78,274	1,572,525
CMS Energy Corp. (b)	46,138	1,018,727
Consolidated Edison, Inc.	53,820	3,338,455
Dominion Resources, Inc.	104,658	5,555,247
DTE Energy Co.	31,103	1,693,558
Integrys Energy Group, Inc.	14,246	771,848
NiSource, Inc. (b)	51,664	1,230,120
PG&E Corp. (b)	74,580	3,074,188
Public Service Enterprise Group, Inc.	92,959	3,068,576
SCANA Corp. (b)	21,132	952,208
Sempra Energy	44,038	2,422,090
TECO Energy, Inc. (b)	39,568	757,331
Wisconsin Energy Corp. (b)	42,501	1,485,835
Xcel Energy, Inc.	89,112	2,463,056

		30,878,579
Total Utilities		80,842,532

Preferred Stocks
Consumer Discretionary — 0.0%
Orchard Supply Hardware Stores Corp., Series A 0.00% (b)	315	1,184
Total Long-Term Investments (Cost — $1,740,982,192) — 99.2%		2,091,354,194

Short-Term Securities
Money Market Funds — 10.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)(e)	170,771,686	170,771,686
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)(e)	53,764,558	53,764,558

		224,536,244

See Notes to Financial Statements.

20	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Schedule of Investments (continued)	S&P 500 Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Par (000)	Value

U.S. Treasury Obligations — 0.1%
U.S. Treasury Bill, 0.04%, 3/22/12 (f)(g)	$1,550	$1,549,941
Total Short-Term Securities (Cost — $226,086,223) — 10.7%		226,086,185
Total Investments (Cost — $1,967,068,415*) — 109.9%		2,317,440,379
Liabilities in Excess of Other Assets — (9.9%)		(209,124,171)

Net Assets — 100.0%		$2,108,316,208

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,039,291,152

Gross unrealized appreciation	562,476,334
Gross unrealized depreciation	(284,327,107)

Net unrealized appreciation	$278,149,227

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Shares Purchased		Shares Sold	Shares Held at December 31, 2011	Value at December 31, 2011	Realized Loss	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	350,818,795	—		(180,047,109)[1]	170,771,686	$170,771,686	—	$530,203
BlackRock Cash Funds: Prime, SL Agency Shares	53,051,433	713,125	[2]	—	53,764,558	$53,764,558	—	$166,200
BlackRock Inc.	—	18,995		(587)	18,408	$3,281,042	$(7,268)	$74,649
PNC Financial Services Group, Inc.	98,114	3,182		(4,630)	96,666	$5,574,728	$(78,804)	$112,887

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from loaned securities.

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Rate shown is the yield to maturity as of the date of purchase.

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unreal ized Apprecia tion
261	S&P 500 Index	Chicago	March 2012	$16,346,430	$59,037
•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities.

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	21

Schedule of Investments (concluded)	S&P 500 Stock Master Portfolio

For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,091,351,826	$1,184	—	$2,091,353,010
Preferred Stocks	—	1,184	—	1,184
Short-Term Securities:
Money Market Funds	224,536,244	—	—	224,536,244
U.S. Treasury Obligations	—	1,549,941	—	1,549,941

Total	$2,315,888,070	$1,552,309	—	$2,317,440,379

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Assets:
Equity Contracts	$59,037	—	—	$59,037

[1]	See above Schedule of Investments for values in each sector and industry.

[2]	Derivative financial instruments are financial futures contracts. Financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

22	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statement of Assets and Liabilities	S&P 500 Stock Master Portfolio

December 31, 2011

Assets
Investments at value — unaffiliated (including securities loaned of $206,365,071) (cost — $1,733,484,351)	$2,084,048,365
Investments at value — affiliated (cost — $233,584,064)	233,392,014
Contributions receivable from investors	157,101
Investments sold receivable	334,407
Dividends receivable	3,261,668
Securities lending income receivable — affiliated	32,279
Interest receivable	72

Total assets	2,321,225,906

Liabilities
Collateral on securities loaned at value	212,723,572
Margin variation payable	60,767
Investment advisory fees payable	78,733
Professional fees payable	33,054
Trustees’ fees payable	13,572

Total liabilities	212,909,698

Net Assets	$2,108,316,208

Net Assets Consist of
Investors’ capital	$1,757,885,207
Net unrealized appreciation/depreciation	350,431,001

Net Assets	$2,108,316,208

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	23

Statement of Operations	S&P 500 Stock Master Portfolio

Year Ended December 31, 2011

Investment Income
Dividends — unaffiliated	$45,400,452
Dividends — affiliated	187,536
Securities lending — affiliated	657,698
Income — affiliated	38,705
Interest	1,770

Total income	46,286,161

Expenses
Investment advisory	1,086,941
Professional	55,849
Independent Trustees	66,953

Total expenses	1,209,743
Less fees waived by advisor	(122,802)

Total expenses after fees waived	1,086,941

Net investment income	45,199,220

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	(27,369,635)
Investments — affiliated	(86,072)
Financial futures contracts	1,361,381

(26,094,326)

Net change in unrealized appreciation/depreciation on:
Investments	26,921,118
Financial futures contracts	(615,457)

26,305,661

Total realized and unrealized gain	211,335

Net Increase in Net Assets Resulting from Operations	$45,410,555

See Notes to Financial Statements.

24	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Statements of Changes in Net Assets	S&P 500 Stock Master Portfolio

	Year Ended December 31,
Increase (Decrease) in Net Assets	2011	2010

Operations
Net investment income	$45,199,220	$40,499,948
Net realized loss	(26,094,326)	(97,772,658)
Net change in unrealized appreciation/depreciation	26,305,661	343,783,895

Net increase in net assets resulting from operations	45,410,555	286,511,185

Capital Transactions
Proceeds from contributions	195,530,480	253,464,019
Value of withdrawals	(291,341,608)	(430,320,410)

Net decrease in net assets derived from capital transactions	(95,811,128)	(176,856,391)

Net Assets
Total increase (decrease) in net assets	(50,400,573)	109,654,794
Beginning of year	2,158,716,781	2,049,061,987

End of year	$2,108,316,208	$2,158,716,781

See Notes to Financial Statements.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	25

Financial Highlights	S&P 500 Stock Master Portfolio

	Year Ended December 31,
	2011	2010	2009	2008	2007

Total Investment Return
Total investment return	2.13%	15.06%	26.63%	(36.86)%	5.54%

Ratios to Average Net Assets
Total expenses	0.06%	0.05%	0.05%	0.05%	0.05%

Total expenses after fees waived	0.05%	0.05%	0.05%	0.05%	0.05%

Net investment income	2.08%	2.01%	2.35%	2.32%	1.98%

Supplemental Data
Net assets, end of year (000)	$2,108,316	$2,158,717	$2,049,062	$1,690,980	$2,920,748

Portfolio turnover[1]	5%	9%	5%	8%	7%

[1]	Portfolio turnover rates include in-kind transactions, if any.

See Notes to Financial Statements.

26	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Notes to Financial Statements	S&P 500 Stock Master Portfolio

1. Organization and Significant Accounting Policies:

S&P 500 Stock Master Portfolio (the “Master Portfolio”), a series of Master Investment Portfolio (“MIP”), is registered as a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). MIP is organized as a Delaware statutory trust. The Master Portfolio’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolio:

Valuation: US GAAP defines fair value as the price the Master Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolio fair values its financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Preferred Stock: The Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., financial futures contracts), the Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain.

Securities Lending: The Master Portfolio may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	27

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. The Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: The Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

The Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statement of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolio’s financial statement disclosures.

Other: Expenses directly related to the Master Portfolio are charged to the Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

The Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the return of the Master Portfolio and to economically hedge, or protect, its exposure to certain risks such as equity risk. These contracts may be transacted on an exchange.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

Financial Futures Contracts: The Master Portfolio purchases or sells financial futures contracts to gain exposure to, or economically hedge against, changes in the value of equity securities (equity risk). Financial futures contracts are agreements between the Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

28	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Notes to Financial Statements (continued)	S&P 500 Stock Master Portfolio

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
	Statement of Assets and Liabilities Location	Value
Equity contracts	Net unrealized appreciation/ depreciation*	$59,037
*	Includes cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
Net Realized Gain From
Financial Futures Contracts
Equity contracts	$1,361,381

Net Change in Unrealized Appreciation/Depreciation on
Financial Futures Contracts
Equity contracts	$(615,457)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

Financial futures contracts:
Average number of contracts purchased	244
Average notional value of contracts purchased	$15,517,276

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolio, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolio’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of the Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Master Portfolio. For such services, the Master Portfolio pays BFA a monthly fee based on a percentage of the Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The fees and expenses of the MIP’s trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”),

counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolio. BFA has contractually agreed to cap the expenses of the Master Portfolio at the rate at which the Master Portfolio pays an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the Master Portfolio in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2012. The amount of the waivers, if any, are shown as fees waived in the Statement of Operations.

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolio’s and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolio.

BTC is not entitled to compensation for providing administration services to the Master Portfolio, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolio, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolio.

The Master Portfolio received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of the Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statement of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedule of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Fund retains 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by the Master Portfolio on such investments is shown as securities lending — affiliated in the Statement of Operations. For the year ended

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	29

Notes to Financial Statements (concluded)	S&P 500 Stock Master Portfolio

December 31, 2011, BTC received $268,233 in securities lending agent fees related to securities lending activities for the Master Portfolio.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

4. Investments:

Purchases and sales of investments excluding short-term securities for the year ended December 31, 2011, were $108,528,939 and $148,812,436, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolio invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolio may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolio has unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolio manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolio to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolio’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolio’s Statement of Assets and Liabilities, less any collateral held by the Master Portfolio.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolio through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

30	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	S&P 500 Stock Master Portfolio

To the Interestholders and Board of Trustees of Master Investment Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the S&P 500 Stock Master Portfolio, a portfolio of Master Investment Portfolio (the “Master Portfolio”), at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolio’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	31

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

32	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	33

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

34	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Fund/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011	35

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

36	BLACKROCK S&P 500 STOCK FUND	DECEMBER 31, 2011

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#SPSF-12/11

December 31, 2011

Annual Report

BlackRock Funds III

▶	LifePath® Retirement Portfolio

▶	LifePath 2020 Portfolio®

▶	LifePath® 2025 Portfolio

▶	LifePath 2030 Portfolio®

▶	LifePath® 2035 Portfolio

▶	LifePath 2040 Portfolio®

▶	LifePath® 2045 Portfolio

▶	LifePath® 2050 Portfolio

▶	LifePath® 2055 Portfolio

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK FUNDS III	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2011	LifePath Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Retirement Portfolio (altogether, the “LifePath Portfolios”) invest in their respective LifePath Master Portfolio.

•

For the 12-month period ended December 31, 2011, the Class K Shares of all of the LifePath Portfolios outperformed their respective custom benchmarks, while the Investor C Shares underperformed in all of the LifePath Portfolios. The Institutional Shares outperformed the respective benchmark in each of the LifePath Portfolios with target dates of 2035, 2045 and 2055, and underperformed in LifePath 2020, 2025, 2030, 2040, 2050 and the Retirement Portfolio. The Investor A and Class R Shares underperformed the benchmarks in all of the LifePath Portfolios with the exception of LifePath 2045, in which those share classes outperformed.

What factors influenced performance?

•

Fixed income markets sharply outperformed equity markets for the period, which had a positive impact on absolute performance in LifePath Retirement Portfolio and LifePath 2020 and 2025, as these portfolios hold a larger portion of their assets in fixed income. Given their longer time horizon, LifePath 2030, 2035, 2040, 2045, 2050 and 2055 have greater exposure to equities, which had a negative impact on absolute performance for the period.

•

Relative to their respective custom benchmarks, the most significant contributor to positive performance in the LifePath Portfolios was their investment in the Active Stock Master Portfolio (“Active Stock”), which changed its investment strategy during the period. Prior to its strategy change on July 29, 2011, Active Stock derived strong returns from its holdings that were selected using quantitative models based on sentiment insights, earnings quality measures and thematic drivers, while securities selected based on relative value metrics detracted.

•

Also contributing positively to the LifePath Portfolios’ performance was their investment in the CoreAlpha Bond Master Portfolio (“CoreAlpha Bond”), which slightly outperformed its benchmark, the Barclays Capital US Aggregate Bond Index, for the period. Mortgage sector positioning had a positive impact on CoreAlpha Bond’s performance, as did its longer duration (relative to the Barclays Capital US Aggregate Bond Index) and yield curve positioning as interest rates moved lower during the period.

•

The LifePath Portfolios gain exposure to various financial markets through their investment in iShares exchange-traded funds (“ETFs”), each of which seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. Dividend distributions, pricing differences, premiums/discounts and other factors can cause an ETF’s return to lag the underlying index. During the period, pricing differences in iShares MSCI Emerging Markets Index Fund, iShares MSCI EAFE Index Fund and iShares MSCI EAFE Small Cap Index Fund detracted from relative performance. The underlying indices of each of these international equity ETFs are priced at the close of their respective local stock exchanges, whereas the corresponding iShares instruments continue to trade on the New York Stock Exchange until they are priced upon its close, thereby reflecting new US market information.

Describe recent portfolio activity.

•

Each LifePath Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Portfolio is systematically updated to reflect the remaining investment time horizon. During the period, the LifePath Portfolios were rebalanced in accordance with their updated strategic allocations and daily cash flows were appropriately allocated to the underlying funds and instruments.

•

During the period, the LifePath Portfolios began investing in the ACWI ex-US Index Master Portfolio to obtain the equivalent benchmark exposure. The iShares S&P SmallCap 600 Index Fund and iShares S&P MidCap 400 Index Fund were eliminated from the LifePath Portfolios’ holdings, while the BlackRock SmallCap Index Master Portfolio was added to holdings.

•

Effective July 29, 2011, Active Stock enhanced its diversification by adding to its overall alpha strategy BlackRock’s Scientific Active Large Cap Equity strategy and four fundamental active large cap equity strategies, including Large Cap Growth, Fundamental Large Cap Growth, Basic Value and Equity Dividend. In accordance with this strategy change, Active Stock changed its benchmark from the S&P 500® Index to the Russell 1000® Index. Also during the period, CoreAlpha Bond took a more defensive stance and reduced its allocation to high yield debt.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

4	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® Retirement Portfolio

Investment Objective

LifePath® Retirement Portfolio’s investment objective is managed for investors seeking income and moderate long-term growth of capital.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath Retirement Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Citigroup 3-Month Treasury Bill Index	Cohen & Steers Realty Majors Index	FTSE EPRA/ NAREIT Developed Real Estate Index	MSCI EAFE Index	Russell 1000 Index	Russell 2000 Index	S&P Mid Cap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
12/31/99 to12/31/00	N/A	69.2%	N/A	11.0%	N/A	N/A	6.9%	N/A	N/A	0.8%	11.2%	0.9%
1/01/01 to12/31/01	N/A	73.9	N/A	6.5	N/A	N/A	6.4	N/A	N/A	0.9	11.5	0.8
1/01/02 to12/31/02	N/A	65.0	N/A	N/A	N/A	N/A	9.7	N/A	N/A	1.9	21.8	1.6
1/01/03 to12/31/03	N/A	65.0	N/A	N/A	N/A	N/A	9.1	N/A	N/A	2.1	22.0	1.8
1/01/04 to12/31/04	N/A	65.0	N/A	N/A	N/A	N/A	8.7	N/A	N/A	2.3	21.7	2.3
1/01/05 to12/31/05	N/A	65.0	N/A	N/A	N/A	N/A	8.7	N/A	N/A	3.2	20.9	2.2
1/01/06 to12/31/06	N/A	52.0	10.2%	N/A	2.7%	N/A	9.9	N/A	N/A	3.3	20.2	1.7
1/01/07 to12/31/07	2.7%	52.6	9.6	N/A	2.8	N/A	7.7	N/A	N/A	3.6	19.2	1.8
1/01/08 to12/31/08	11.4	53.0	9.0	N/A	1.3	1.3%	N/A	N/A	N/A	4.1	18.0	1.9
1/01/09 to12/31/09	10.8	52.9	9.1	N/A	N/A	1.6	N/A	N/A	N/A	4.7	18.7	2.2
1/01/10 to12/31/10	10.8	52.9	9.1	N/A	N/A	1.1	N/A	N/A	N/A	5.0	18.9	2.2
1/01/11 to12/31/11	11.3	52.9	9.1	N/A	N/A	0.8	N/A	8.6%	1.7%	2.8	11.6	1.2

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	5

LifePath® Retirement Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	(0.14)%	3.96%	N/A	3.60%	N/A	4.61%	N/A	5.68%[1]		N/A
Investor A	(0.34)	3.60	(1.84)%	3.32	2.21%	4.47	3.90%	5.88	[2]	5.23%[2]
Investor C	(0.63)	2.86	1.87	N/A	N/A	N/A	N/A	4.26	[3]	4.26	[3]
Class K	0.06	4.27	N/A	N/A	N/A	N/A	N/A	3.88	[4]	N/A
Class R	(0.46)	3.32	N/A	N/A	N/A	N/A	N/A	4.74	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	1.36	N/A	1.85	N/A	N/A		N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	6.50	N/A	5.78	N/A	N/A		N/A
LifePath Retirement Custom Benchmark	(0.09)	4.11	N/A	4.27	N/A	5.52	N/A	N/A		N/A
S&P 1500 Index	(4.28)	1.75	N/A	0.11	N/A	3.40	N/A	N/A		N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	(2.74)	N/A	6.95	N/A	N/A		N/A
Russell 1000 Index	(4.58)	1.50	N/A	(0.02)	N/A	3.34	N/A	N/A		N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	0.15	N/A	5.62	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2000 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of April 11, 2003, which represents the date investors began investing in the Investor A class of shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 4.25.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath 2020 Portfolio®

Investment Objective

LifePath 2020 Portfolio’s® investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2020 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	FTSE EPRA /NAREIT Developed Real Estate Index	MSCI EAFE Index	Russell 1000 Index	Russell 2000 Index	S&P MidCap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
12/31/99 to 12/31/00	N/A	35.0%	N/A	N/A	N/A	18.4%	N/A	N/A	3.0%	40.6%	3.0%
1/01/01 to 12/31/01	N/A	36.6	N/A	N/A	N/A	17.0	N/A	N/A	3.1	40.3	3.0
1/01/02 to 12/31/02	N/A	33.0	N/A	N/A	N/A	17.0	N/A	N/A	3.7	43.0	3.3
1/01/03 to 12/31/03	N/A	36.5	N/A	N/A	N/A	15.4	N/A	N/A	3.7	41.1	3.3
1/01/04 to 12/31/04	N/A	34.2	N/A	N/A	N/A	16.2	N/A	N/A	3.0	43.8	2.8
1/01/05 to 12/31/05	N/A	35.4	N/A	N/A	N/A	15.9	N/A	N/A	4.3	41.4	3.0
1/01/06 to 12/31/06	N/A	28.5	5.2%	4.3%	N/A	16.8	N/A	N/A	5.1	37.5	2.6
1/01/07 to 12/31/07	17.2%	29.7	5.0	4.5	N/A	N/A	N/A	N/A	5.4	35.4	2.8
1/01/08 to 12/31/08	18.4	31.6	5.1	2.2	2.2%	N/A	N/A	N/A	5.8	32.0	2.7
1/01/09 to 12/31/09	16.9	33.8	5.5	N/A	4.8	N/A	N/A	N/A	5.8	30.4	2.8
1/01/10 to 12/31/10	16.5	35.2	5.7	N/A	4.0	N/A	N/A	N/A	5.8	30.2	2.6
1/01/11 to 12/31/11	16.6	36.9	6.0	N/A	3.6	N/A	13.1%	1.5%	3.3	17.6	1.4

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	7

LifePath 2020 Portfolio® (concluded)

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	(3.15)%	1.46%	N/A	1.25%	N/A	3.97%	N/A	6.65%[1]		N/A
Investor A	(3.23)	1.26	(4.06)%	1.01	(0.08)%	3.70	3.14%	3.64	[2]	3.08%[2]
Investor C	(3.61)	0.47	(0.48)	N/A	N/A	N/A	N/A	3.28	[3]	3.28	[3]
Class K	(3.03)	1.78	N/A	N/A	N/A	N/A	N/A	1.15	[4]	N/A
Class R	(3.32)	1.06	N/A	N/A	N/A	N/A	N/A	3.83	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	1.36	N/A	1.85	N/A	N/A		N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	6.50	N/A	5.78	N/A	N/A		N/A
LifePath 2020 Custom Benchmark	(2.87)	1.64	N/A	2.24	N/A	4.92	N/A	N/A		N/A
S&P 1500 Index	(4.28)	1.75	N/A	0.11	N/A	3.40	N/A	N/A		N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	(2.74)	N/A	6.95	N/A	N/A		N/A
Russell 1000 Index	(4.58)	1.50	N/A	(0.02)	N/A	3.34	N/A	N/A		N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	0.15	N/A	5.62	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2020 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of March 7, 2002, which represents the date investors began investing in the Investor A class of shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 2.96.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® 2025 Portfolio

Investment Objective

LifePath® 2025 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2025 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[3]	Commencement of operations.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	Russell 1000 Index	Russell 2000 Index	S&P MidCap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
6/30/10 to 12/31/10	18.8%	28.5%	4.4%	4.9%	N/A	N/A	5.9%	34.9%	2.6%
1/01/11 to 12/31/11	18.9	29.8	4.6	4.8	15.2%	1.4%	3.5	20.3	1.5

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	9

LifePath® 2025 Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Return
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(4.61)%	0.49%	N/A	11.60%	N/A
Investor A	(4.79)	0.18	(5.08)%	11.27	7.36%
Investor C	(5.04)	(0.54)	(1.53)	10.48	10.48
Class K	(4.37)	0.87	N/A	12.00	N/A
Class R	(4.79)	0.02	N/A	11.07	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	N/A	N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	N/A	N/A
LifePath 2025 Custom Benchmark	(4.12)	0.51	N/A	N/A	N/A
S&P 1500 Index	(4.28)	1.75	N/A	N/A	N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	N/A	N/A
Russell 1000 Index	(4.58)	1.50	N/A	N/A	N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	N/A	N/A

[1]	Total return is calculated from an inception date of June 30, 2010.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath 2030 Portfolio®

Investment Objective

LifePath 2030 Portfolio’s® investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2030 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	FTSE EPRA/ NAREIT Developed Real Estate Index	MSCI EAFE Index	Russell 1000 Index	Russell 2000 Index	S&P MidCap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
12/31/99 to 12/31/00	N/A	19.6%	N/A	N/A	N/A	23.6%	N/A	N/A	3.6%	49.5%	3.7%
1/01/01 to 12/31/01	N/A	21.2	N/A	N/A	N/A	21.2	N/A	N/A	3.9	50.0	3.7
1/01/02 to 12/31/02	N/A	21.6	N/A	N/A	N/A	19.8	N/A	N/A	4.3	50.4	3.9
1/01/03 to 12/31/03	N/A	24.9	N/A	N/A	N/A	18.6	N/A	N/A	4.4	48.3	3.8
1/01/04 to 12/31/04	N/A	21.0	N/A	N/A	N/A	19.4	N/A	N/A	3.2	53.3	3.1
1/01/05 to 12/31/05	N/A	21.8	N/A	N/A	N/A	19.2	N/A	N/A	4.8	50.9	3.3
1/01/06 to 12/31/06	N/A	16.7	2.7%	5.1%	N/A	20.3	N/A	N/A	6.0	46.2	3.0
1/01/07 to 12/31/07	20.9%	17.4	2.6	5.4	N/A	N/A	N/A	N/A	6.4	44.1	3.2
1/01/08 to 12/31/08	22.4	19.0	2.8	5.5	N/A	N/A	N/A	N/A	6.9	40.2	3.2
1/01/09 to 12/31/09	21.0	21.0	3.1	N/A	7.0%	N/A	N/A	N/A	6.6	38.2	3.1
1/01/10 to 12/31/10	20.7	22.0	3.2	N/A	6.3	N/A	N/A	N/A	6.4	38.6	2.8
1/01/11 to 12/31/11	20.9	23.5	3.4	N/A	6.0	N/A	17.0%	1.3%	3.7	22.6	1.6

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	11

LifePath 2030 Portfolio® (concluded)

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	(5.67)%	(0.63)%	N/A	(0.21)%	N/A	3.55%	N/A	6.76%[1]		N/A
Investor A	(5.77)	(0.87)	(6.08)%	(0.45)	(1.52)%	3.28	2.72%	5.90	[2]	5.25%[2]
Investor C	(6.09)	(1.63)	(2.59)	N/A	N/A	N/A	N/A	2.34	[3]	2.34	[3]
Class K	(5.41)	(0.20)	N/A	N/A	N/A	N/A	N/A	(0.53)[4]		N/A
Class R	(5.85)	(1.12)	N/A	N/A	N/A	N/A	N/A	2.84	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	1.36	N/A	1.85	N/A	N/A		N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	6.50	N/A	5.78	N/A	N/A		N/A
LifePath 2030 Custom Benchmark	(5.22)	(0.49)	N/A	0.98	N/A	4.56	N/A	N/A		N/A
S&P 1500 Index	(4.28)	1.75	N/A	0.11	N/A	3.40	N/A	N/A		N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	(2.74)	N/A	6.95	N/A	N/A		N/A
Russell 1000 Index	(4.58)	1.50	N/A	(0.02)	N/A	3.34	N/A	N/A		N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	0.15	N/A	5.62	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2030 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of April 8, 2003, which represents the date investors began investing in the Investor A class of shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 2.37.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® 2035 Portfolio

Investment Objective

LifePath® 2035 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2035 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[3]	Commencement of operations.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	FTSE EPRA/NAREIT Developed Real Estate Index	Russell 1000 Index	Russell 2000 Index	S&P MidCap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
6/30/10 to 12/31/10	22.7%	16.6%	2.2%	6.8%	N/A	N/A	6.4%	42.5%	2.8%
1/01/11 to 12/31/11	22.8	17.8	2.3	7.0	18.6%	1.2%	3.9	24.7	1.7

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	13

LifePath® 2035 Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(6.55)%	(1.32)%	N/A	12.47%	N/A
Investor A	(6.75)	(1.55)	(6.72)%	12.16	8.21%
Investor C	(7.08)	(2.28)	(3.25)	11.33	11.33
Class K	(6.39)	(0.94)	N/A	12.88	N/A
Class R	(6.81)	(1.85)	N/A	11.89	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	N/A	N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	N/A	N/A
LifePath 2035 Custom Benchmark	(6.21)	(1.40)	N/A	N/A	N/A
S&P 1500 Index	(4.28)	1.75	N/A	N/A	N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	N/A	N/A
Russell 1000 Index	(4.58)	1.50	N/A	N/A	N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	N/A	N/A

[1]	Total return is calculated from an inception date of June 30, 2010.

Past performance is not indicative of future results.

14	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath 2040 Portfolio®

Investment Objective

LifePath 2040 Portfolio’s® investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2040 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Cohen & Steers Realty Majors Index	FTSE EPRA/ NAREIT Developed Real Estate Index	MSCI EAFE Index	Russell 1000 Index	Russell 2000 Index	S&P MidCap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
12/31/99 to 12/31/00	N/A	4.3%	N/A	N/A	N/A	26.6%	N/A	N/A	4.4%	60.2%	4.5%
1/01/01 to 12/31/01	N/A	6.6	N/A	N/A	N/A	23.2	N/A	N/A	4.7	60.9	4.6
1/01/02 to 12/31/02	N/A	10.7	N/A	N/A	N/A	20.0	N/A	N/A	5.1	59.6	4.6
1/01/03 to 12/31/03	N/A	13.9	N/A	N/A	N/A	20.0	N/A	N/A	5.1	56.4	4.6
1/01/04 to 12/31/04	N/A	10.0	N/A	N/A	N/A	20.0	N/A	N/A	3.7	62.8	3.5
1/01/05 to 12/31/05	N/A	10.6	N/A	N/A	N/A	20.0	N/A	N/A	5.5	60.1	3.8
1/01/06 to 12/31/06	N/A	7.4	N/A	5.8%	N/A	23.2	N/A	N/A	6.8	53.4	3.4
1/01/07 to 12/31/07	N/A	7.7	N/A	5.9	N/A	23.5	N/A	N/A	7.2	51.9	3.7
1/01/08 to 12/31/08	25.8%	9.1	0.5	3.2	3.2%	N/A	N/A	N/A	7.7	46.9	3.6
1/01/09 to 12/31/09	24.5	10.4	1.1	N/A	8.8	N/A	N/A	N/A	7.2	44.6	3.4
1/01/10 to 12/31/10	24.2	11.2	1.1	N/A	8.1	N/A	N/A	N/A	6.9	45.5	3.0
1/01/11 to 12/31/11	24.5	12.7	1.3	N/A	7.9	N/A	20.1%	1.2%	4.0	26.6	1.7

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	15

LifePath 2040 Portfolio® (concluded)

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Returns
		1 Year		5 Years		10 Years		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge		w/sales charge
Institutional	(7.65)%	(2.38)%	N/A	(1.47)%	N/A	3.12%	N/A	6.77%[1]		N/A
Investor A	(7.75)	(2.65)	(7.76)%	(1.71)	(2.76)%	2.93	2.37%	5.82	[2]	5.17%[2]
Investor C	(8.14)	(3.39)	(4.34)	N/A	N/A	N/A	N/A	1.52	[3]	1.52	[3]
Class K	(7.39)	(1.95)	N/A	N/A	N/A	N/A	N/A	(1.99)[4]		N/A
Class R	(7.89)	(2.88)	N/A	N/A	N/A	N/A	N/A	2.03	[3]	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	1.36	N/A	1.85	N/A	N/A		N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	6.50	N/A	5.78	N/A	N/A		N/A
LifePath 2040 Custom Benchmark	(7.13)	(2.25)	N/A	(0.14)	N/A	4.13	N/A	N/A		N/A
S&P 1500 Index	(4.28)	1.75	N/A	0.11	N/A	3.40	N/A	N/A		N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	(2.74)	N/A	6.95	N/A	N/A		N/A
Russell 1000 Index	(4.58)	1.50	N/A	(0.02)	N/A	3.34	N/A	N/A		N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	0.15	N/A	5.62	N/A	N/A		N/A

[1]

Total return is calculated from an inception date of March 1, 1994. The Institutional class of shares are successors to the assets of the Institutional class of shares of the Stagecoach Trust LifePath 2040 Fund (the “predecessor fund”), which began operations on March 1, 1994. Performance information for the period before March 26, 1996, the date the LifePath Portfolio began operations, reflects the performance of the predecessor fund.

[2]

Total return is calculated from an inception date of April 8, 2003, which represents the date investors began investing in the Investor A class of shares of the LifePath Portfolio. To establish the new share class, the LifePath Portfolio’s distributor privately seeded Investor A shares on April 30, 2001. The class had no activity from April 30, 2001 until investment began on the Investor A share class inception date. The since inception return calculated from April 30, 2001 for the LifePath Portfolio was 1.88%.

[3]	Total return is calculated from an inception date of May 3, 2010.

[4]	Total return is calculated from an inception date of May 30, 2008.

Past performance is not indicative of future results.

16	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® 2045 Portfolio

Investment Objective

LifePath® 2045 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2045 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[3]	Commencement of operations.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	FTSE EPRA/ NAREIT Developed Real Estate Index	Russell 1000 Index	Russell 2000 Index	S&P MidCap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
6/30/10 to 12/31/10	25.9%	6.8%	8.5%	N/A	N/A	6.8%	49.0%	3.0%
1/01/11 to 12/31/11	26.1	8.2	8.7	21.5%	1.1%	4.2	28.4	1.8

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	17

LifePath® 2045 Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2011

		Average Annual Total Returns
	6 Month w/o sales charge	1 Year		Since Inception[1]
		w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(8.49)%	(2.46)%	N/A	13.46%	N/A
Investor A	(8.53)	(2.61)	(7.73)%	13.25	9.27%
Investor C	(8.89)	(3.37)	(4.33)	12.34	12.34
Class K	(8.26)	(2.08)	N/A	13.88	N/A
Class R	(8.68)	(2.93)	N/A	12.89	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	N/A	N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	N/A	N/A
LifePath 2045 Custom Benchmark	(8.00)	(3.05)	N/A	N/A	N/A
S&P 1500 Index	(4.28)	1.75	N/A	N/A	N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	N/A	N/A
Russell 1000 Index	(4.58)	1.50	N/A	N/A	N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	N/A	N/A

[1]	Total return is calculated from an inception date of June 30, 2010.

Past performance is not indicative of future results.

18	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® 2050 Portfolio

Investment Objective

LifePath® 2050 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2050 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[3]	Commencement of operations.

Period	MSCI ACWI ex–US IMI Index	Barclays Capital US Aggregate Bond Index	FTSE EPRA/ NAREIT Developed Real Estate Index	S&P MidCap 400 Index	Russell 1000 Index	Russell 2000 Index	S&P 500 Index	S&P SmallCap 600 Index
6/30/08 to 12/31/08	30.4%	1.0%	3.6%	10.5%	N/A	N/A	49.7%	4.8%
1/01/09 to 12/31/09	28.3	1.0	9.1	9.5	N/A	N/A	47.5	4.6
1/01/10 to 12/31/10	27.4	1.1	9.8	7.6	N/A	N/A	50.7	3.4
1/01/11 to 12/31/11	27.6	2.7	9.7	4.4	22.8%	1.1%	29.9	1.8

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	19

LifePath® 2050 Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2011.

		Average Annual Total Returns
		1 Year		Since Inception
	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.34)%	(3.78)%	N/A	(1.01)%[1]	N/A
Investor A	(9.46)	(4.06)	(9.10)%	(1.27)[1]	(2.77)%[1]
Investor C	(9.76)	(4.76)	(5.68)	0.88 [2]	0.88	[2]
Class K	(9.19)	(3.48)	N/A	(0.69)[1]	N/A
Class R	(9.58)	(4.29)	N/A	1.36 [2]	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	N/A	N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	N/A	N/A
LifePath 2050 Custom Benchmark	(8.81)	(3.77)	N/A	N/A	N/A
S&P 1500 Index	(4.28)	1.75	N/A	N/A	N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	N/A	N/A
Russell 1000 Index	(4.58)	1.50	N/A	N/A	N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	N/A	N/A

[1]	Total return is calculated from an inception date of June 30, 2008.

[2]	Total return is calculated from an inception date of May 3, 2010.

Past performance is not indicative of future results.

20	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® 2055 Portfolio

Investment Objective

LifePath® 2055 Portfolio’s investment objective is managed for investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055.

Total Return Based on a $10,000 Investment

[1]

The LifePath Portfolio compares its performance to that of a customized weighted index (the “LifePath 2055 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	The Russell 1000 Index and the Russell 2000 Index replaced the S&P 1500 Index on July 29, 2011.

[3]	Commencement of operations.

Period	MSCI ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	FTSE EPRA/ NAREIT Developed Real Estate Index	Russell 1000 Index	Russell 2000 Index	S&P MidCap 400 Index	S&P 500 Index	S&P SmallCap 600 Index
6/30/10 to 12/31/10	28.2%	1.0%	9.0%	N/A	N/A	8.1%	50.1%	3.6%
1/01/11 to 12/31/11	28.8	1.0	9.7	22.0%	2.0%	4.9	29.5	2.1

See “About Portfolio Performance” on page 23 for descriptions of the indexes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	21

LifePath® 2055 Portfolio (concluded)

Performance Summary for the Period Ended December 31, 2011

	Average Annual Total Returns
	6 Month	1 Year		Since Inception[1]
	w/o sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge
Institutional	(9.72)%	(4.02)%	N/A	13.19%	N/A
Investor A	(9.80)	(4.35)	(9.37)%	12.89	8.92%
Investor C	(10.21)	(5.01)	(5.94)	12.06	12.06
Class K	(9.51)	(3.71)	N/A	13.59	N/A
Class R	(9.94)	(4.54)	N/A	12.64	N/A
Citigroup 3-Month Treasury Bill Index	0.02	0.08	N/A	N/A	N/A
Barclays Capital US Aggregate Bond Index	4.98	7.84	N/A	N/A	N/A
LifePath 2055 Custom Benchmark	(9.35)	(4.33)	N/A	N/A	N/A
S&P 1500 Index	(4.28)	1.75	N/A	N/A	N/A
ACWI ex-US IMI Index	(17.22)	(14.31)	N/A	N/A	N/A
Russell 1000 Index	(4.58)	1.50	N/A	N/A	N/A
Russell 2000 Index	(9.77)	(4.18)	N/A	N/A	N/A

[1]	Total return is calculated from an inception date of June 30, 2010.

Past performance is not indicative of future results.

22	BLACKROCK FUNDS III	DECEMBER 31, 2011

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 5.25%. Investor A Shares are subject to a service fee of 0.25% per year (but no distribution fee).

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge (“CDSC”) if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year.

•

Class R Shares are not subject to any sales charge (front-end load) or deferred sales charge. Class R Shares are subject to a distribution fee of 0.25% per year and a service fee of 0.25% per year. Class R Shares are available only to certain retirement and other similar plans.

•	Class K Shares are not subject to any sales charge. Class K Shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

The LifePath Portfolios’ administrator waived a portion of each LifePath Portfolio’s expenses. Without such waiver, each LifePath Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The S&P 1500 Index is a market weighted index comprised of the S&P 500, S&P MidCap 400 and S&P SmallCap 600 Indexes, which together represent approximately 90% of the total US equity market. The Barclays Capital US Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agencies with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Citigroup 3-Month Treasury Bill Index is a market value weighted index of public obligations of the US Treasury with maturities of three months.

The LifePath Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Portfolios’ changing asset allocations over time. As of December 31, 2011, the following indexes are used to calculate the LifePath Portfolios’ custom benchmarks: S&P 500 Index, S&P 400 Index, S&P 600 Index, Barclays Capital US Aggregate Bond Index, Barclays Capital US Treasury TIPS Index, MSCI ACWI ex-US IMI Index, FTSE EPRA/NAREIT Developed Real Estate Index, Russell 1000 Index and Russell 2000 Index.

Derivative Financial Instruments

The Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio may invest in various derivative financial instruments, including financial futures contracts and swaps as specified in Note 2 of the Master Portfolio Notes to Financial Statements, which may constitute forms of economic leverage. Such derivative instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, equity, credit, interest rate and/or foreign currency exchange rate risks. Derivative financial instruments involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative financial instrument. The Master Portfolio’s ability to use a derivative financial instrument successfully depends on the investment advisor’s ability to predict pertinent market movements accurately, which cannot be assured. The use of derivative financial instruments may result in losses greater than if they had not been used, may require the Master Portfolio to sell or purchase portfolio investments at inopportune times or for distressed values, may limit the amount of appreciation the Master Portfolios can realize on an investment or may cause the Master Portfolios to hold an investment that it might otherwise sell. The Master Portfolios’ investments in these instruments are discussed in detail in the Master Portfolio Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	23

Disclosure of Expenses	BlackRock Funds III

Shareholders of each LifePath Portfolio may incur the following charges: operating expenses, including administration fees, distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each LifePath Porfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® Retirement Portfolio
Institutional	$1,000.00	$998.60	$3.93	$1,000.00	$1,021.27	$3.97	0.78%
Investor A	$1,000.00	$996.60	$5.18	$1,000.00	$1,020.01	$5.24	1.03%
Investor C	$1,000.00	$993.70	$8.89	$1,000.00	$1,016.28	$9.00	1.77%
Class K	$1,000.00	$1,000.60	$2.22	$1,000.00	$1,022.99	$2.24	0.44%
Class R	$1,000.00	$995.40	$6.54	$1,000.00	$1,018.65	$6.61	1.30%
LifePath 2020 Portfolio®
Institutional	$1,000.00	$968.50	$3.77	$1,000.00	$1,021.37	$3.87	0.76%
Investor A	$1,000.00	$967.70	$5.01	$1,000.00	$1,020.11	$5.14	1.01%
Investor C	$1,000.00	$963.90	$8.76	$1,000.00	$1,016.28	$9.00	1.77%
Class K	$1,000.00	$969.70	$2.04	$1,000.00	$1,023.14	$2.09	0.41%
Class R	$1,000.00	$966.80	$6.30	$1,000.00	$1,018.80	$6.46	1.27%
LifePath® 2025 Portfolio
Institutional	$1,000.00	$953.90	$3.64	$1,000.00	$1,021.48	$3.77	0.74%
Investor A	$1,000.00	$952.10	$4.92	$1,000.00	$1,020.16	$5.09	1.00%
Investor C	$1,000.00	$949.60	$8.65	$1,000.00	$1,016.33	$8.94	1.76%
Class K	$1,000.00	$956.30	$1.97	$1,000.00	$1,023.19	$2.04	0.40%
Class R	$1,000.00	$952.10	$6.10	$1,000.00	$1,018.96	$6.31	1.24%
LifePath 2030 Portfolio®
Institutional	$1,000.00	$943.30	$3.58	$1,000.00	$1,021.53	$3.72	0.73%
Investor A	$1,000.00	$942.30	$4.85	$1,000.00	$1,020.22	$5.04	0.99%
Investor C	$1,000.00	$939.10	$8.50	$1,000.00	$1,016.43	$8.84	1.74%
Class K	$1,000.00	$945.90	$1.91	$1,000.00	$1,023.24	$1.99	0.39%
Class R	$1,000.00	$941.50	$6.07	$1,000.00	$1,018.96	$6.31	1.24%
LifePath® 2035 Portfolio
Institutional	$1,000.00	$934.50	$3.56	$1,000.00	$1,021.53	$3.72	0.73%
Investor A	$1,000.00	$932.50	$4.77	$1,000.00	$1,020.27	$4.99	0.98%
Investor C	$1,000.00	$929.20	$8.41	$1,000.00	$1,016.48	$8.79	1.73%
Class K	$1,000.00	$936.10	$1.85	$1,000.00	$1,023.29	$1.94	0.38%
Class R	$1,000.00	$931.90	$5.99	$1,000.00	$1,019.01	$6.26	1.23%
LifePath 2040 Portfolio®
Institutional	$1,000.00	$923.50	$3.49	$1,000.00	$1,021.58	$3.67	0.72%
Investor A	$1,000.00	$922.50	$4.70	$1,000.00	$1,020.32	$4.94	0.97%
Investor C	$1,000.00	$918.60	$8.37	$1,000.00	$1,016.48	$8.79	1.73%
Class K	$1,000.00	$926.10	$1.80	$1,000.00	$1,023.34	$1.89	0.37%
Class R	$1,000.00	$921.10	$5.91	$1,000.00	$1,019.06	$6.21	1.22%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the LifePath Portfolio and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

24	BLACKROCK FUNDS III	DECEMBER 31, 2011

Disclosure of Expenses (concluded)	BlackRock Funds III

Expense Examples (concluded)
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath® 2045 Portfolio
Institutional	$1,000.00	$915.10	$3.43	$1,000.00	$1,021.63	$3.62	0.71%
Investor A	$1,000.00	$914.70	$4.68	$1,000.00	$1,020.32	$4.94	0.97%
Investor C	$1,000.00	$911.10	$8.29	$1,000.00	$1,016.54	$8.74	1.72%
Class K	$1,000.00	$917.40	$1.79	$1,000.00	$1,023.34	$1.89	0.37%
Class R	$1,000.00	$913.20	$5.88	$1,000.00	$1,019.06	$6.21	1.22%
LifePath® 2050 Portfolio
Institutional	$1,000.00	$906.60	$3.36	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$905.40	$4.56	$1,000.00	$1,020.42	$4.84	0.95%
Investor C	$1,000.00	$902.40	$8.20	$1,000.00	$1,016.59	$8.69	1.71%
Class K	$1,000.00	$908.10	$1.68	$1,000.00	$1,023.44	$1.79	0.35%
Class R	$1,000.00	$904.20	$5.76	$1,000.00	$1,019.16	$6.11	1.20%
LifePath® 2055 Portfolio
Institutional	$1,000.00	$902.80	$3.36	$1,000.00	$1,021.68	$3.57	0.70%
Investor A	$1,000.00	$902.00	$4.60	$1,000.00	$1,020.37	$4.89	0.96%
Investor C	$1,000.00	$897.90	$8.18	$1,000.00	$1,016.59	$8.69	1.71%
Class K	$1,000.00	$904.90	$1.68	$1,000.00	$1,023.44	$1.79	0.35%
Class R	$1,000.00	$900.60	$5.80	$1,000.00	$1,019.11	$6.16	1.21%

[1]

For each class of the LifePath Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because each LifePath Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the LifePath Portfolio and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2011	25

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2011	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2025 Portfolio	LifePath 2030 Portfolio	LifePath 2035 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$642,451,437	$1,205,782,816	$12,166,278	$1,021,994,194	$7,413,764
Capital shares sold receivable	8,062,635	4,540,044	8,035	2,599,121	7,813
Receivable from investment advisor	—	—	12,441	—	13,983

Total assets	650,514,072	1,210,322,860	12,186,754	1,024,593,315	7,435,560

Liabilities
Capital shares redeemed payable	28,390,786	47,618,057	—	34,506,075	23
Income dividends payable	216,233	226,009	1,859	219,081	639
Administration fees payable	268,071	503,503	—	425,699	—
Capital gain distributions payable	1,227,833	1,618,144	—	447,377	—
Service and distribution fees payable	40,075	84,933	1,483	71,894	956
Professional fees payable	16,638	16,638	16,631	16,638	16,632

Total liabilities	30,159,636	50,067,284	19,973	35,686,764	18,250

Net Assets	$620,354,436	$1,160,255,576	$12,166,781	$988,906,551	$7,417,310

Net Assets Consist of
Paid-in capital	$579,213,767	$1,113,123,966	$12,591,277	$983,763,165	$7,819,549
Undistributed (distributions in excess of) net investment income	(117,770)	(685,247)	2,156	(130,742)	958
Accumulated net realized gain (loss)	4,591,590	(41,414,576)	(175,809)	(30,904,379)	(143,556)
Net unrealized appreciation/depreciation	36,666,849	89,231,433	(250,843)	36,178,507	(259,641)

Net Assets	$620,354,436	$1,160,255,576	$12,166,781	$988,906,551	$7,417,310

Net Asset Value
Institutional
Net assets	$431,981,903	$752,092,350	$3,232,670	$642,867,280	$2,033,317

Shares outstanding[2]	37,938,289	49,413,207	291,972	45,547,941	181,910

Net asset value	$11.39	$15.22	$11.07	$14.11	$11.18

Investor A
Net assets	$183,967,460	$401,476,953	$7,076,219	$339,249,351	$4,120,995

Shares outstanding[2]	17,515,055	27,827,862	639,520	24,564,228	368,807

Net asset value	$10.50	$14.43	$11.06	$13.81	$11.17

Maximum offering price per share (100/94.75 of net asset value)	$11.08	$15.23	$11.67	$14.58	$11.79

Investor C
Net assets	$54,643	$301,449	$245,400	$153,742	$190,287

Shares outstanding[2]	4,812	19,880	22,213	10,944	17,079

Net asset value	$11.36	$15.16	$11.05	$14.05	$11.14

Class K
Net assets	$4,309,244	$6,223,750	$1,590,295	$6,447,903	$1,050,320

Shares outstanding[2]	379,165	409,349	143,423	456,788	93,761

Net asset value	$11.37	$15.20	$11.09	$14.12	$11.20

Class R
Net assets	$41,186	$161,074	$22,197	$188,275	$22,391

Shares outstanding[2]	3,624	10,600	2,002	13,374	2,000

Net asset value	$11.36	$15.20	$11.09	$14.08	$11.19 [3]

[1] Cost — from the applicable Master Portfolio	$605,784,588	$1,116,551,383	$12,417,121	$985,815,687	$7,673,405

[2]	No par value, unlimited number of shares authorized.

[3]	The net asset value is calculated based on net assets of $22,390.74 and shares outstanding of 2,000.400.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

December 31, 2011	LifePath 2040 Portfolio	LifePath 2045 Portfolio	LifePath 2050 Portfolio	LifePath 2055 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$789,832,977	$3,236,391	$112,377,780	$481,574
Capital shares sold receivable	2,222,187	16,460	716,880	424
Receivable from investment advisor	—	15,433	—	14,142

Total assets	792,055,164	3,268,284	113,094,660	496,140

Liabilities
Capital shares redeemed payable	23,929,799	—	9,068,635	193
Income dividends payable	179,270	703	13,950	448
Administration fees payable	328,398	—	44,524	—
Capital gain distributions payable	162,476	—	55,246	758
Service and distribution fees payable	49,393	298	6,714	127
Professional fees payable	16,638	16,631	16,638	14,325

Total liabilities	24,665,974	17,632	9,205,707	15,851

Net Assets	$767,389,190	$3,250,652	$103,888,953	$480,289

Net Assets Consist of
Paid-in capital	$744,812,555	$3,442,613	$105,135,309	$483,679
Undistributed (distributions in excess of) net investment income	(57,925)	244	7,932	164
Accumulated net realized gain (loss)	(26,628,848)	(76,775)	895,958	(3,450)
Net unrealized appreciation/depreciation	49,263,408	(115,430)	(2,150,246)	(104)

Net Assets	$767,389,190	$3,250,652	$103,888,953	$480,289

Net Asset Value
Institutional
Net assets	$528,655,455	$1,645,709	$70,555,396	$164,090

Shares outstanding[2]	31,141,729	146,370	4,112,340	14,745

Net asset value	$16.98	$11.24	$17.16	$11.13

Investor A
Net assets	$233,426,818	$1,228,246	$32,616,870	$163,045

Shares outstanding[2]	14,429,092	109,212	1,902,011	14,655

Net asset value	$16.18	$11.25	$17.15	$11.13

Maximum offering price per share (100/94.75 of net asset value)	$17.08	$11.87	$18.10	$11.75

Investor C
Net assets	$98,051	$95,256	$38,642	$108,618

Shares outstanding[2]	5,795	8,522	2,260	9,821

Net asset value	$16.92	$11.18	$17.10	$11.06

Class K
Net assets	$4,748,507	$258,960	$624,730	$22,305

Shares outstanding[2]	278,562	23,007	36,312	2,001

Net asset value	$17.05	$11.26	$17.20	$11.15

Class R
Net assets	$460,359	$22,481	$53,315	$22,231

Shares outstanding[2]	27,187	2,000	3,112	2,000

Net asset value	$16.93	$11.24	$17.13	$11.12

[1] Cost — from the applicable Master Portfolio	$740,569,569	$3,351,821	$114,528,026	$481,678

[2]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	27

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2011	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2025 Portfolio	LifePath 2030 Portfolio	LifePath 2035 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$12,335,070	$16,142,887	$81,111	$8,737,872	$32,743
Dividends	7,713,711	18,197,739	141,455	18,084,772	106,209
Securities lending — affiliated	130,088	323,382	915	319,144	1,037
Income — affiliated	2,615	5,354	156	5,202	99
Expenses	(3,787,506)	(6,978,794)	(85,870)	(5,827,121)	(70,411)
Fees waived	1,973,373	3,945,179	67,341	3,521,741	59,250

Total income	18,367,351	31,635,747	205,108	24,841,610	128,927

Expenses
Administration	3,305,123	6,171,155	33,472	5,196,663	21,998
Service — Investor A	481,012	1,015,748	10,861	848,459	6,904
Service and distribution — Investor C	236	1,449	695	523	960
Service and distribution — Class R	187	458	113	537	116
Professional	26,095	26,095	26,089	26,095	26,089

Total expenses	3,812,653	7,214,905	71,230	6,072,277	56,067
Less fees waived by administrator	(26,095)	(26,095)	(26,089)	(26,095)	(26,089)

Total expenses after fees waived	3,786,558	7,188,810	45,141	6,046,182	29,978

Net investment income	14,580,793	24,446,937	159,967	18,795,428	98,949

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments, financial futures contracts, swaps and foreign currency transactions	41,995,331	75,927,187	(171,742)	61,537,208	(138,750)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency transactions	(31,336,679)	(81,367,233)	(266,934)	(87,579,262)	(279,386)

Total realized and unrealized gain (loss)	10,658,652	(5,440,046)	(438,676)	(26,042,054)	(418,136)

Net Increase (Decrease) in Net Assets Resulting from Operations	$25,239,445	$19,006,891	$(278,709)	$(7,246,626)	$(319,187)

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Operations (concluded)	BlackRock Funds III

Year Ended December 31, 2011	LifePath 2040 Portfolio	LifePath 2045 Portfolio	LifePath 2050 Portfolio	LifePath 2055 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Dividends	$15,727,222	$46,732	$2,133,664	$6,427
Interest	3,753,343	6,101	109,224	159
Securities lending — affiliated	294,586	404	33,433	47
Income — affiliated	4,021	43	907	6
Expenses	(4,509,304)	(53,263)	(554,907)	(38,962)
Fees waived	2,871,579	49,205	377,480	38,466

Total income	18,141,447	49,222	2,099,801	6,143

Expenses
Administration	4,044,111	9,236	479,127	1,246
Service — Investor A	599,218	2,082	68,403	163
Service and distribution — Investor C	260	393	226	752
Service and distribution — Class R	1,120	117	230	118
Professional	26,095	26,089	26,095	23,783

Total expenses	4,670,804	37,917	574,081	26,062
Less fees waived by administrator	(26,095)	(26,089)	(26,095)	(23,783)

Total expenses after fees waived	4,644,709	11,828	547,986	2,279

Net investment income	13,496,738	37,394	1,551,815	3,864

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized gain (loss) from investments, financial futures contracts, swaps and foreign currency transactions	48,872,629	(71,148)	3,477,747	5,284
Net change in unrealized appreciation/depreciation on investments, financial futures contracts, swaps and foreign currency transactions	(82,350,608)	(137,673)	(10,043,951)	(23,807)

Total realized and unrealized loss	(33,477,979)	(208,821)	(6,566,204)	(18,523)

Net Decrease in Net Assets Resulting from Operations	$(19,981,241)	$(171,427)	$(5,014,389)	$(14,659)

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	29

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Retirement Portfolio		LifePath 2020 Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations
Net investment income	$14,580,793	$13,619,952	$24,446,937	$21,360,156
Net realized gain	41,995,331	22,014,130	75,927,187	30,305,176
Net change in unrealized appreciation/depreciation	(31,336,679)	24,188,092	(81,367,233)	69,383,863

Net increase in net assets resulting from operations	25,239,445	59,822,174	19,006,891	121,049,195

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(10,236,151)	(10,003,521)	(16,447,568)	(15,188,056)
Investor A	(4,275,518)	(3,378,533)	(7,869,105)	(5,851,117)
Investor C	(456)	(200)	(2,279)	(1,117)
Class K	(64,821)	(14,062)	(113,033)	(54,736)
Class R	(685)	(341)	(1,386)	(615)
Net realized gain:
Institutional	(13,363,681)	(1,037,186)	(30,476,493)	—
Investor A	(6,141,919)	(389,605)	(16,228,359)	—
Investor C	(1,658)	(40)	(10,481)	—
Class K	(127,622)	(1,179)	(232,409)	—
Class R	(1,249)	(41)	(6,211)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(34,213,760)	(14,824,708)	(71,387,324)	(21,095,641)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(43,210,433)	40,521,675	(10,235,703)	189,547,268

Net Assets
Total increase (decrease) in net assets	(52,184,748)	85,519,141	(62,616,136)	289,500,822
Beginning of year	672,539,184	587,020,043	1,222,871,712	933,370,890

End of year	$620,354,436	$672,539,184	$1,160,255,576	$1,222,871,712

Distributions in excess of net investment income	$(117,770)	$(177,525)	$(685,247)	$(811,802)

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath 2025 Portfolio		LifePath 2030 Portfolio
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010	Year Ended December 31,
Increase (Decrease) in Net Assets:			2011	2010

Operations
Net investment income	$159,967	$916	$18,795,428	$16,077,504
Net realized gain (loss)	(171,742)	210	61,537,208	25,400,572
Net change in unrealized appreciation/depreciation	(266,934)	16,091	(87,579,262)	66,253,687

Net increase (decrease) in net assets resulting from operations	(278,709)	17,217	(7,246,626)	107,731,763

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(42,732)	(214)	(12,860,342)	(11,720,937)
Investor A	(83,474)	(186)	(5,790,050)	(4,207,651)
Investor C	(1,017)	(105)	(1,039)	(179)
Class K	(31,159)	(253)	(85,036)	(32,962)
Class R	(246)	(159)	(1,547)	(576)
Net realized gain:
Institutional	(7)	(845)	(7,507,892)	—
Investor A	(16)	(845)	(3,877,262)	—
Investor C	—	(843)	(1,725)	—
Class K	(5)	(846)	(70,970)	—
Class R	—	(844)	(2,104)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(158,656)	(5,140)	(30,197,967)	(15,962,305)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	12,491,883	100,186	20,401,130	185,595,544

Net Assets
Total increase (decrease) in net assets	12,054,518	112,263	(17,043,463)	277,365,002
Beginning of period	112,263	—	1,005,950,014	728,585,012

End of period	$12,166,781	$112,263	$988,906,551	$1,005,950,014

Undistributed (distributions in excess of) net investment income	$2,156	$6	$(130,742)	$(248,543)

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	31

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath 2035 Portfolio		LifePath 2040 Portfolio
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010	Year Ended December 31,
Increase (Decrease) in Net Assets:			2011	2010

Operations
Net investment income	$98,949	$922	$13,496,738	$11,916,622
Net realized gain (loss)	(138,750)	405	48,872,629	21,108,906
Net change in unrealized appreciation/depreciation	(279,386)	19,745	(82,350,608)	57,216,119

Net increase (decrease) in net assets resulting from operations	(319,187)	21,072	(19,981,241)	90,241,647

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(27,579)	(196)	(9,617,428)	(8,927,793)
Investor A	(50,150)	(200)	(3,802,401)	(2,997,617)
Investor C	(887)	(161)	(404)	(167)
Class K	(20,070)	(235)	(45,690)	(2,570)
Class R	(240)	(139)	(3,323)	(885)
Net realized gain:
Institutional	(5)	(955)	(2,721,253)	—
Investor A	(9)	(1,115)	(1,212,903)	—
Investor C	—	(1,225)	(309)	—
Class K	(3)	(956)	(23,338)	—
Class R	—	(954)	(2,278)	—

Decrease in net assets resulting from dividends and distributions to shareholders	(98,943)	(6,136)	(17,429,327)	(11,929,032)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	7,709,336	111,168	23,719,820	110,875,807

Net Assets
Total increase (decrease) in net assets	7,291,206	126,104	(13,690,748)	189,188,422
Beginning of period	126,104	—	781,079,938	591,891,516

End of period	$7,417,310	$126,104	$767,389,190	$781,079,938

Undistributed (distributions in excess of) net investment income	$958	$(6)	$(57,925)	$(143,458)

[1]	Commencement of operations.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath 2045 Portfolio		LifePath 2050 Portfolio
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010	Year Ended December 31,
Increase (Decrease) in Net Assets:			2011	2010

Operations
Net investment income	$37,394	$872	$1,551,815	$806,920
Net realized gain (loss)	(71,148)	712	3,477,747	1,046,011
Net change in unrealized appreciation/depreciation	(137,673)	22,243	(10,043,951)	6,341,470

Net increase (decrease) in net assets resulting from operations	(171,427)	23,827	(5,014,389)	8,194,401

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(18,495)	(197)	(1,153,867)	(654,541)
Investor A	(13,393)	(169)	(393,898)	(191,594)
Investor C	(589)	(123)	(256)	(164)
Class K	(4,510)	(237)	(6,355)	(1,247)
Class R	(221)	(153)	(545)	(337)
Net realized gain:
Institutional	(147)	(1,204)	(1,957,237)	(444,355)
Investor A	(145)	(1,203)	(795,921)	(151,468)
Investor C	(6)	(1,203)	(905)	(188)
Class K	(36)	(1,205)	(13,967)	(704)
Class R	(3)	(1,203)	(1,319)	(313)

Decrease in net assets resulting from dividends and distributions to shareholders	(37,545)	(6,897)	(4,324,270)	(1,444,911)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	3,342,643	100,051	43,659,392	45,716,060

Net Assets
Total increase in net assets	3,133,671	116,981	34,320,733	52,465,550
Beginning of period	116,981	—	69,568,220	17,102,670

End of period	$3,250,652	$116,981	$103,888,953	$69,568,220

Undistributed (distributions in excess of) net investment income	$244	$(6)	$7,932	$1,009

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	33

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	LifePath 2055 Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Operations
Net investment income	$3,864	$862
Net realized gain	5,284	878
Net change in unrealized appreciation/depreciation	(23,807)	23,703

Net increase (decrease) in net assets resulting from operations	(14,659)	25,443

Dividends and Distributions to Shareholders From

Net investment income:
Institutional	(1,496)	(188)
Investor A	(914)	(173)
Investor C	(715)	(128)
Class K	(375)	(218)
Class R	(196)	(158)
Net realized gain:
Institutional	(1,174)	(1,228)
Investor A	(1,050)	(1,228)
Investor C	(873)	(1,228)
Class K	(188)	(1,229)
Class R	(187)	(1,228)

Decrease in net assets resulting from dividends and distributions to shareholders	(7,168)	(7,006)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	383,669	100,010

Net Assets
Total increase in net assets	361,842	118,447
Beginning of period	118,447	—

End of period	$480,289	$118,447

Undistributed net investment income	$164	$3

[1]	Commencement of operations.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	LifePath Retirement Portfolio

	Institutional
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$11.55		$10.80	$9.42	$11.46	$11.59

Net investment income	0.27	[1]	0.23 [1]	0.32 [1]	0.37	0.39
Net realized and unrealized gain (loss)	0.18		0.76	1.37	(2.06)	0.12

Net increase (decrease) from investment operations	0.45		0.99	1.69	(1.69)	0.51

Dividends and distributions from:
Net investment income	(0.26)		(0.22)	(0.31)	(0.31)	(0.37)
Net realized gain	(0.35)		(0.02)	(0.00)[2]	(0.04)	(0.27)

Total dividends and distributions	(0.61)		(0.24)	(0.31)	(0.35)	(0.64)

Net asset value, end of year	$11.39		$11.55	$10.80	$9.42	$11.46

Total Investment Return[3]
Based on net asset value	3.96%		9.33%	18.25%	(15.04)%	4.50%

Ratios to Average Net Assets[4]
Total expenses	0.77%	[5,6]	1.11%	1.10%	1.11%	1.12%

Total expenses after fees waived	0.77%	[5,6]	0.76%	0.76%	0.76%	0.77%

Net investment income	2.27%	[5,6]	2.10%	3.13%	3.29%	3.43%

Supplemental Data
Net assets, end of year (000)	$431,982		$490,419	$438,987	$92,717	$136,923

Portfolio turnover of the Master Portfolio	4%		4%	6%	11%	6%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	35

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor A
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$10.71		$10.03	$8.77	$10.70	$10.87

Net investment income	0.22	[1]	0.19 [1]	0.27 [1]	0.32	0.36
Net realized and unrealized gain (loss)	0.16		0.71	1.28	(1.92)	0.09

Net increase (decrease) from investment operations	0.38		0.90	1.55	(1.60)	0.45

Dividends and distributions from:
Net investment income	(0.24)		(0.20)	(0.29)	(0.29)	(0.35)
Net realized gain	(0.35)		(0.02)	(0.00)[2]	(0.04)	(0.27)

Total dividends and distributions	(0.59)		(0.22)	(0.29)	(0.33)	(0.62)

Net asset value, end of year	$10.50		$10.71	$10.03	$8.77	$10.70

Total Investment Return[3]
Based on net asset value	3.60%		9.12%	17.96%	(15.24)%	4.17%

Ratios to Average Net Assets[4]
Total expenses	1.02%	[5,6]	1.37%	1.34%	1.36%	1.37%

Total expenses after fees waived	1.02%	[5,6]	1.02%	1.00%	1.01%	1.02%

Net investment income	2.03%	[5,6]	1.86%	2.83%	3.11%	3.06%

Supplemental Data
Net assets, end of year (000)	$183,967		$181,297	$147,741	$25,030	$22,185

Portfolio turnover of the Master Portfolio	4%		4%	6%	11%	6%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

36	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath Retirement Portfolio

	Investor C
	Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.55	$11.22

Net investment income[2]	0.17	0.09
Net realized and unrealized gain	0.16	0.37

Net increase from investment operations	0.33	0.46

Dividends and distributions from:
Net investment income	(0.17)	(0.11)
Net realized gain	(0.35)	(0.02)

Total dividends and distributions	(0.52)	(0.13)

Net asset value, end of period	$11.36	$11.55

Total Investment Return[3]
Based on net asset value	2.86%	4.22%[4]

Ratios to Average Net Assets[5]
Total expenses	1.78%[6,7]	2.11%[8]

Total expenses after fees waived	1.78%[6,7]	1.77%[8]

Net investment income	1.42%[6,7]	1.23%[8]

Supplemental Data
Net assets, end of period (000)	$55	$21

Portfolio turnover of the Master Portfolio	4%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.30%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	37

Financial Highlights (continued)	LifePath Retirement Portfolio

	Class K
	Year Ended December 31,				Period May 30, 2008[1] to December 31, 2008
	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$11.54		$10.78	$9.44	$11.46

Net investment income	0.32	[2]	0.28 [2]	0.35 [2]	0.25
Net realized and unrealized gain (loss)	0.17		0.76	1.33	(1.97)

Net increase (decrease) from investment operations	0.49		1.04	1.68	(1.72)

Dividends and distributions from:
Net investment income	(0.31)		(0.26)	(0.34)	(0.26)
Net realized gain	(0.35)		(0.02)	(0.00)[3]	(0.04)

Total dividends and distributions	(0.66)		(0.28)	(0.34)	(0.30)

Net asset value, end of period	$11.37		$11.54	$10.78	$9.44

Total Investment Return[4]
Based on net asset value	4.27%		9.82%	18.53%	(15.53)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.44%	[7,8]	0.76%	0.74%	0.79% [9]

Total expenses after fees waived	0.43%	[7,8]	0.41%	0.40%	0.44% [9]

Net investment income	2.69%	[7,8]	2.49%	3.43%	4.08% [9]

Supplemental Data
Net assets, end of period (000)	$4,309		$769	$292	$35

Portfolio turnover of the Master Portfolio	4%		4%	6%	11%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	LifePath Retirement Portfolio

	Class R
	Year Ended December 31, 2011		Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.54		$11.22

Net investment income[2]	0.21		0.14
Net realized and unrealized gain	0.17		0.36

Net increase from investment operations	0.38		0.50

Dividends and distributions from:
Net investment income	(0.21)		(0.16)
Net realized gain	(0.35)		(0.02)

Total dividends and distributions	(0.56)		(0.18)

Net asset value, end of period	$11.36		$11.54

Total Investment Return[3]
Based on net asset value	3.32%		4.55%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.28%	[6,7]	1.61%	[8]

Total expenses after fees waived	1.27%	[6,7]	1.26%	[8]

Net investment income	1.76%	[6,7]	1.84%	[8]

Supplemental Data
Net assets, end of period (000)	$41		$33

Portfolio turnover of the Master Portfolio	4%		4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.29%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	39

Financial Highlights	LifePath 2020 Portfolio

	Institutional
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$15.92		$14.62	$12.32	$16.98	$17.48

Net investment income	0.33	[1]	0.29 [1]	0.35 [1]	0.44	0.45
Net realized and unrealized gain (loss)	(0.09)		1.28	2.38	(4.67)	0.14

Net increase (decrease) from investment operations	0.24		1.57	2.73	(4.23)	0.59

Dividends and distributions from:
Net investment income	(0.33)		(0.27)	(0.43)	(0.31)	(0.44)
Net realized gain	(0.61)		—	—	(0.12)	(0.65)
Return of capital	—		—	(0.00)[2]	—	—

Total dividends and distributions	(0.94)		(0.27)	(0.43)	(0.43)	(1.09)

Net asset value, end of year	$15.22		$15.92	$14.62	$12.32	$16.98

Total Investment Return[3]
Based on net asset value	1.46%		10.90%	22.71%	(25.42)%	3.34%

Ratios to Average Net Assets[4]
Total expenses	0.75%	[5,6]	1.08%	1.08%	1.07%	1.08%

Total expenses after fees waived	0.74%	[5,6]	0.73%	0.72%	0.73%	0.74%

Net investment income	2.05%	[5,6]	1.95%	2.65%	2.65%	2.52%

Supplemental Data
Net assets, end of year (000)	$752,092		$843,339	$663,890	$432,717	$781,519

Portfolio turnover of the Master Portfolio	5%		4%	6%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

40	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor A
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$15.14		$13.93	$11.75	$16.24	$16.77

Net investment income	0.28	[1]	0.24 [1]	0.30 [1]	0.37	0.38
Net realized and unrealized gain (loss)	(0.09)		1.21	2.28	(4.45)	0.13

Net increase (decrease) from investment operations	0.19		1.45	2.58	(4.08)	0.51

Dividends and distributions from:
Net investment income	(0.29)		(0.24)	(0.40)	(0.29)	(0.39)
Net realized gain	(0.61)		—	—	(0.12)	(0.65)
Return of capital	—		—	(0.00)[2]	—	—

Total dividends and distributions	(0.90)		(0.24)	(0.40)	(0.41)	(1.04)

Net asset value, end of year	$14.43		$15.14	$13.93	$11.75	$16.24

Total Investment Return[3]
Based on net asset value	1.26%		10.56%	22.42%	(25.57)%	3.06%

Ratios to Average Net Assets[4]
Total expenses	1.00%	[5,6]	1.34%	1.33%	1.32%	1.33%

Total expenses after fees waived	1.00%	[5,6]	0.99%	0.97%	0.98%	0.99%

Net investment income	1.82%	[5,6]	1.71%	2.42%	2.51%	2.26%

Supplemental Data
Net assets, end of year (000)	$401,477		$376,851	$268,514	$179,389	$180,740

Portfolio turnover of the Master Portfolio	5%		4%	6%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	41

Financial Highlights (continued)	LifePath 2020 Portfolio

	Investor C
	Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$15.89	$15.29

Net investment income[2]	0.17	0.12
Net realized and unrealized gain (loss)	(0.09)	0.64

Net increase from investment operations	0.08	0.76

Dividends and distributions from:
Net investment income	(0.20)	(0.16)
Net realized gain	(0.61)	—

Total dividends and distributions	(0.81)	(0.16)

Net asset value, end of period	$15.16	$15.89

Total Investment Return[3]
Based on net asset value	0.47%	5.03%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.75% [6,7]	2.09%	[8]

Total expenses after fees waived	1.75% [6,7]	1.74%	[8]

Net investment income	1.05% [6,7]	1.23%	[8]

Supplemental Data
Net assets, end of period (000)	$301	$116

Portfolio turnover of the Master Portfolio	5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2020 Portfolio

	Class K
	Year Ended December 31,				Period May 30, 2008[1] to December 31, 2008
	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$15.91		$14.61	$12.33	$16.90

Net investment income	0.40	[2]	0.34 [2]	0.40 [2]	0.30
Net realized and unrealized gain (loss)	(0.12)		1.28	2.35	(4.48)

Net increase (decrease) from investment operations	0.28		1.62	2.75	(4.18)

Dividends and distributions from:
Net investment income	(0.38)		(0.32)	(0.47)	(0.27)
Net realized gain	(0.61)		—	—	(0.12)
Return of capital	—		—	(0.00)[3]	—

Total dividends and distributions	(0.99)		(0.32)	(0.47)	(0.39)

Net asset value, end of period	$15.20		$15.91	$14.61	$12.33

Total Investment Return[4]
Based on net asset value	1.78%		11.28%	23.15%	(25.28)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.40%	[7,8]	0.74%	0.73%	0.76% [9]

Total expenses after fees waived	0.40%	[7,8]	0.39%	0.37%	0.42% [9]

Net investment income	2.47%	[7,8]	2.29%	3.05%	4.27% [9]

Supplemental Data
Net assets, end of period (000)	$6,224		$2,485	$967	$416

Portfolio turnover of the Master Portfolio	5%		4%	6%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	43

Financial Highlights (concluded)	LifePath 2020 Portfolio

	Class R
	Year Ended December 31,	Period May 3, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$15.88	$15.29

Net investment income[2]	0.24	0.23
Net realized and unrealized gain (loss)	(0.07)	0.57

Net increase from investment operations	0.17	0.80

Dividends and distributions from:
Net investment income	(0.24)	(0.21)
Net realized gain	(0.61)	—

Total dividends and distributions	(0.85)	(0.21)

Net asset value, end of period	$15.20	$15.88

Total Investment Return[3]
Based on net asset value	1.06%	5.34%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.25% [6,7]	1.58%	[8]

Total expenses after fees waived	1.25% [6,7]	1.23%	[8]

Net investment income	1.51% [6,7]	2.29%	[8]

Supplemental Data
Net assets, end of period (000)	$161	$81

Portfolio turnover of the Master Portfolio	5%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.32%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.11%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	LifePath 2025 Portfolio

	Institutional
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.21	$10.00

Net investment income[2]	0.25	0.11
Net realized and unrealized gain (loss)	(0.19)	1.63

Net increase from investment operations	0.06	1.74

Dividends and distributions from:
Net investment income	(0.20)	(0.11)
Net realized gain	(0.00)[3]	(0.42)

Total dividends and distributions	(0.20)	(0.53)

Net asset value, end of period	$11.07	$11.21

Total Investment Return[4]
Based on net asset value	0.49%	17.40%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.06% [7,8]	24.41%	[9]

Total expenses after fees waived	0.74% [7,8]	0.73%	[9]

Net investment income	2.25% [7,8]	1.93%	[9]

Supplemental Data
Net assets, end of period (000)	$3,233	$22

Portfolio turnover of the Master Portfolio	24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	45

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor A
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.21	$10.00

Net investment income[2]	0.21	0.09
Net realized and unrealized gain (loss)	(0.19)	1.63

Net increase from investment operations	0.02	1.72

Dividends and distributions from:
Net investment income	(0.17)	(0.09)
Net realized gain	(0.00)[3]	(0.42)

Total dividends and distributions	(0.17)	(0.51)

Net asset value, end of period	$11.06	$11.21

Total Investment Return[4]
Based on net asset value	0.18%	17.26%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.32% [7,8]	24.68%	[9]

Total expenses after fees waived	0.99% [7,8]	0.98%	[9]

Net investment income	1.87% [7,8]	1.67%	[9]

Supplemental Data
Net assets, end of period (000)	$7,076	$22

Portfolio turnover of the Master Portfolio	24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.86%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2025 Portfolio

	Investor C
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.21	$10.00

Net investment income[2]	0.14	0.05
Net realized and unrealized gain (loss)	(0.20)	1.63

Net increase (decrease) from investment operations	(0.06)	1.68

Dividends and distributions from:
Net investment income	(0.10)	(0.05)
Net realized gain	(0.00)[3]	(0.42)

Total dividends and distributions	(0.10)	(0.47)

Net asset value, end of period	$11.05	$11.21

Total Investment Return[4]
Based on net asset value	(0.54)%	16.84%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.10% [7,8]	25.46%	[9]

Total expenses after fees waived	1.75% [7,8]	1.72%	[9]

Net investment income	1.25% [7,8]	0.95%	[9]

Supplemental Data
Net assets, end of period (000)	$245	$22

Portfolio turnover of the Master Portfolio	24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.82%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	47

Financial Highlights (continued)	LifePath 2025 Portfolio

	Class K
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.21	$10.00

Net investment income[2]	0.26	0.13
Net realized and unrealized gain (loss)	(0.16)	1.63

Net increase from investment operations	0.10	1.76

Dividends and distributions from:
Net investment income	(0.22)	(0.13)
Net realized gain	(0.00)[3]	(0.42)

Total dividends and distributions	(0.22)	(0.55)

Net asset value, end of period	$11.09	$11.21

Total Investment Return[4]
Based on net asset value	0.87%	17.60%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.71% [7,8]	24.05%	[9]

Total expenses after fees waived	0.38% [7,8]	0.38%	[9]

Net investment income	2.31% [7,8]	2.29%	[9]

Supplemental Data
Net assets, end of period (000)	$1,590	$22

Portfolio turnover of the Master Portfolio	24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.89%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	LifePath 2025 Portfolio

	Class R
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.21	$10.00

Net investment income[2]	0.17	0.08
Net realized and unrealized gain (loss)	(0.17)	1.63

Net increase from investment operations	—	1.71

Dividends and distributions from:
Net investment income	(0.12)	(0.08)
Net realized gain	(0.00)[3]	(0.42)

Total dividends and distributions	(0.12)	(0.50)

Net asset value, end of period	$11.09	$11.21

Total Investment Return[4]
Based on net asset value	0.02%	17.12%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.57% [7,8]	24.94%	[9]

Total expenses after fees waived	1.23% [7,8]	1.23%	[9]

Net investment income	1.46% [7,8]	1.43%	[9]

Supplemental Data
Net assets, end of period (000)	$22	$22

Portfolio turnover of the Master Portfolio	24%	2%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.91%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.12%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	49

Financial Highlights	LifePath 2030 Portfolio

	Institutional
	Year Ended December 31,
	2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$14.63	$13.31	$10.92	$16.19	$16.90

Net investment income	0.28 [1]	0.25 [1]	0.29 [1]	0.35	0.34
Net realized and unrealized gain (loss)	(0.37)	1.31	2.46	(5.29)	0.11

Net increase (decrease) from investment operations	(0.09)	1.56	2.75	(4.94)	0.45

Dividends and distributions from:
Net investment income	(0.27)	(0.24)	(0.36)	(0.25)	(0.35)
Net realized gain	(0.16)	—	—	(0.08)	(0.81)
Return of capital	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.43)	(0.24)	(0.36)	(0.33)	(1.16)

Net asset value, end of year	$14.11	$14.63	$13.31	$10.92	$16.19

Total Investment Return[3]
Based on net asset value	(0.63)%	11.86%	25.77%	(31.03)%	2.64%

Ratios to Average Net Assets[4]
Total expenses	0.73% [5,6]	1.07%	1.06%	1.06%	1.07%

Total expenses after fees waived	0.72% [5,6]	0.70%	0.70%	0.72%	0.73%

Net investment income	1.88% [5,6]	1.85%	2.47%	2.29%	2.10%

Supplemental Data
Net assets, end of year (000)	$642,867	$696,817	$517,817	$315,028	$564,348

Portfolio turnover of the Master Portfolio	7%	3%	7%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor A
	Year Ended December 31,
	2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$14.33	$13.05	$10.71	$15.90	$16.62

Net investment income	0.24 [1]	0.21 [1]	0.26 [1]	0.29	0.31
Net realized and unrealized gain (loss)	(0.36)	1.28	2.41	(5.17)	0.09

Net increase (decrease) from investment operations	(0.12)	1.49	2.67	(4.88)	0.40

Dividends and distributions from:
Net investment income	(0.24)	(0.21)	(0.33)	(0.23)	(0.31)
Net realized gain	(0.16)	—	—	(0.08)	(0.81)
Return of capital	—	—	(0.00)[2]	—	—

Total dividends and distributions	(0.40)	(0.21)	(0.33)	(0.31)	(1.12)

Net asset value, end of year	$13.81	$14.33	$13.05	$10.71	$15.90

Total Investment Return[3]
Based on net asset value	(0.87)%	11.53%	25.51%	(31.19)%	2.38%

Ratios to Average Net Assets[4]
Total expenses	0.98% [5,6]	1.32%	1.31%	1.31%	1.32%

Total expenses after fees waived	0.97% [5,6]	0.96%	0.95%	0.97%	0.98%

Net investment income	1.65% [5,6]	1.60%	2.23%	2.13%	1.85%

Supplemental Data
Net assets, end of year (000)	$339,249	$307,189	$210,372	$133,199	$135,684

Portfolio turnover of the Master Portfolio	7%	3%	7%	13%	7%

[1]	Based on average shares outstanding.

[2]	Amount is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[5]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[6]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	51

Financial Highlights (continued)	LifePath 2030 Portfolio

	Investor C
	Year Ended December 31,	Period May 3, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.62	$13.97

Net investment income[2]	0.14	0.10
Net realized and unrealized gain (loss)	(0.38)	0.67

Net increase (decrease) from investment operations	(0.24)	0.77

Dividends and distributions from:
Net investment income	(0.17)	(0.12)
Net realized gain	(0.16)	—

Total dividends and distributions	(0.33)	(0.12)

Net asset value, end of period	$14.05	$14.62

Total Investment Return[3]
Based on net asset value	(1.63)%	5.64%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.74% [6,7]	2.07%	[8]

Total expenses after fees waived	1.74% [6,7]	1.71%	[8]

Net investment income	1.01% [6,7]	1.09%	[8]

Supplemental Data
Net assets, end of period (000)	$154	$21

Portfolio turnover of the Master Portfolio	7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2030 Portfolio

	Class K
	Year Ended December 31,			Period May 30, 2008[1] to December 31,
	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$14.63	$13.30	$10.92	$16.07

Net investment income	0.35 [2]	0.29 [2]	0.38 [2]	0.25
Net realized and unrealized gain (loss)	(0.37)	1.32	2.40	(5.09)

Net increase (decrease) from investment operations	(0.02)	1.61	2.78	(4.84)

Dividends and distributions from:
Net investment income	(0.33)	(0.28)	(0.40)	(0.23)
Net realized gain	(0.16)	—	—	(0.08)
Return of capital	—	—	(0.00)[3]	—

Total dividends and distributions	(0.49)	(0.28)	(0.40)	(0.31)

Net asset value, end of period	$14.12	$14.63	$13.30	$10.92

Total Investment Return[4]
Based on net asset value	(0.20)%	12.32%	26.23%	(30.65)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.38% [7,8]	0.72%	0.71%	0.73% [9]

Total expenses after fees waived	0.38% [7,8]	0.35%	0.35%	0.39% [9]

Net investment income	2.41% [7,8]	2.17%	3.19%	3.44% [9]

Supplemental Data
Net assets, end of period (000)	$6,448	$1,849	$396	$95

Portfolio turnover of the Master Portfolio	7%	3%	7%	13%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	53

Financial Highlights (concluded)	LifePath 2030 Portfolio

	Class R
	Year Ended December 31,	Period May 3, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$14.60	$13.97

Net investment income[2]	0.20	0.22
Net realized and unrealized gain (loss)	(0.36)	0.60

Net increase (decrease) from investment operations	(0.16)	0.82

Dividends and distributions from:
Net investment income	(0.20)	(0.19)
Net realized gain	(0.16)	—

Total dividends and distributions	(0.36)	(0.19)

Net asset value, end of period	$14.08	$14.60

Total Investment Return[3]
Based on net asset value	(1.12)%	5.96%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.23% [6,7]	1.56%	[8]

Total expenses after fees waived	1.23% [6,7]	1.20%	[8]

Net investment income	1.41% [6,7]	2.39%	[8]

Supplemental Data
Net assets, end of period (000)	$188	$75

Portfolio turnover of the Master Portfolio	7%	3%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.34%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.13%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	LifePath 2035 Portfolio

	Institutional
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.52	$10.00

Net investment income[2]	0.24	0.11
Net realized and unrealized gain (loss)	(0.39)	1.99

Net increase (decrease) from investment operations	(0.15)	2.10

Dividends and distributions from:
Net investment income	(0.19)	(0.10)
Net realized gain	(0.00)[3]	(0.48)

Total dividends and distributions	(0.19)	(0.58)

Net asset value, end of period	$11.18	$11.52

Total Investment Return[4]
Based on net asset value	(1.32)%	20.96%[5]

Ratios to Average Net Assets[6]
Total expenses	1.22%[7,8]	24.07%[9]

Total expenses after fees waived	0.72%[7,8]	0.71%[9]

Net investment income	2.13%[7,8]	1.88%[9]

Supplemental Data
Net assets, end of period (000)	$2,033	$23

Portfolio turnover of the Master Portfolio	21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.10%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	55

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor A
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.51	$10.00

Net investment income[2]	0.20	0.10
Net realized and unrealized gain (loss)	(0.37)	1.98

Net increase (decrease) from investment operations	(0.17)	2.08

Dividends and distributions from:
Net investment income	(0.17)	(0.09)
Net realized gain	(0.00)[3]	(0.48)

Total dividends and distributions	(0.17)	(0.57)

Net asset value, end of period	$11.17	$11.51

Total Investment Return[4]
Based on net asset value	(1.55)%	20.74%[5]

Ratios to Average Net Assets[6]
Total expenses	1.48%[7,8]	22.59%[9]

Total expenses after fees waived	0.97%[7,8]	0.96%[9]

Net investment income	1.77%[7,8]	1.71%[9]

Supplemental Data
Net assets, end of period (000)	$4,121	$27

Portfolio turnover of the Master Portfolio	21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.15%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2035 Portfolio

	Investor C
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.49	$10.00

Net investment income[2]	0.09	0.05
Net realized and unrealized gain (loss)	(0.35)	1.98

Net increase (decrease) from investment operations	(0.26)	2.03

Dividends and distributions from:
Net investment income	(0.09)	(0.06)
Net realized gain	(0.00)[3]	(0.48)

Total dividends and distributions	(0.09)	(0.54)

Net asset value, end of period	$11.14	$11.49

Total Investment Return[4]
Based on net asset value	(2.28)%	20.30%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.24% [7,8]	25.11%	[9]

Total expenses after fees waived	1.72% [7,8]	1.70%	[9]

Net investment income	0.80% [7,8]	0.89%	[9]

Supplemental Data
Net assets, end of period (000)	$190	$30

Portfolio turnover of the Master Portfolio	21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.09%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	57

Financial Highlights (continued)	LifePath 2035 Portfolio

	Class K
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.52	$10.00

Net investment income[2]	0.25	0.13
Net realized and unrealized gain (loss)	(0.35)	1.99

Net increase (decrease) from investment operations	(0.10)	2.12

Dividends and distributions from:
Net investment income	(0.22)	(0.12)
Net realized gain	(0.00)[3]	(0.48)

Total dividends and distributions	(0.22)	(0.60)

Net asset value, end of period	$11.20	$11.52

Total Investment Return[4]
Based on net asset value	(0.94)%	21.16%	[5]

Ratios to Average Net Assets[6]
Total expenses	0.87% [7,8]	23.70%	[9]

Total expenses after fees waived	0.36% [7,8]	0.36%	[9]

Net investment income	2.17% [7,8]	2.23%	[9]

Supplemental Data
Net assets, end of period (000)	$1,050	$23

Portfolio turnover of the Master Portfolio	21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.20%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	LifePath 2035 Portfolio

	Class R
	Year Ended December 31,	Period June 30, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$11.52	$10.00

Net investment income[2]	0.15	0.08
Net realized and unrealized gain (loss)	(0.36)	1.99

Net increase (decrease) from investment operations	(0.21)	2.07

Dividends and distributions from:
Net investment income	(0.12)	(0.07)
Net realized gain	(0.00)[3]	(0.48)

Total dividends and distributions	(0.12)	(0.55)

Net asset value, end of period	$11.19	$11.52

Total Investment Return[4]
Based on net asset value	(1.85)%	20.67%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.72% [7,8]	24.60%	[9]

Total expenses after fees waived	1.21% [7,8]	1.22%	[9]

Net investment income	1.31% [7,8]	1.39%	[9]

Supplemental Data
Net assets, end of period (000)	$22	$23

Portfolio turnover of the Master Portfolio	21%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 1.19%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.14%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	59

Financial Highlights	LifePath 2040 Portfolio

	Institutional
	Year Ended December 31,
	2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$17.78	$16.04	$12.88	$20.32	$20.90

Net investment income	0.31 [1]	0.28 [1]	0.32 [1]	0.35	0.34
Net realized and unrealized gain (loss)	(0.73)	1.73	3.22	(7.45)	0.08

Net increase (decrease) from investment operations	(0.42)	2.01	3.54	(7.10)	0.42

Dividends and distributions from:
Net investment income	(0.30)	(0.27)	(0.38)	(0.26)	(0.35)
Net realized gain	(0.08)	—	—	(0.08)	(0.65)

Total dividends and distributions	(0.38)	(0.27)	(0.38)	(0.34)	(1.00)

Net asset value, end of year	$16.98	$17.78	$16.04	$12.88	$20.32

Total Investment Return[2]
Based on net asset value	(2.38)%	12.71%	28.08%	(35.40)%	2.03%

Ratios to Average Net Assets[3]
Total expenses	0.71% [4,5]	1.06%	1.05%	1.04%	1.06%

Total expenses after fees waived	0.70% [4,5]	0.69%	0.69%	0.69%	0.72%

Net investment income	1.73% [4,5]	1.75%	2.33%	2.02%	1.71%

Supplemental Data
Net assets, end of year (000)	$528,655	$556,626	$435,317	$248,491	$383,391

Portfolio turnover of the Master Portfolio	8%	4%	6%	14%	8%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[5]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor A
	Year Ended December 31,
	2011	2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$16.97	$15.33	$12.32	$19.46	$20.06

Net investment income	0.25 [1]	0.23 [1]	0.28 [1]	0.29	0.30
Net realized and unrealized gain (loss)	(0.70)	1.65	3.08	(7.13)	0.06

Net increase (decrease) from investment operations	(0.45)	1.88	3.36	(6.84)	0.36

Dividends and distributions from:
Net investment income	(0.26)	(0.24)	(0.35)	(0.22)	(0.31)
Net realized gain	(0.08)	—	—	(0.08)	(0.65)

Total dividends and distributions	(0.34)	(0.24)	(0.35)	(0.30)	(0.96)

Net asset value, end of year	$16.18	$16.97	$15.33	$12.32	$19.46

Total Investment Return[2]
Based on net asset value	(2.65)%	12.40%	27.85%	(35.56)%	1.78%

Ratios to Average Net Assets[3]
Total expenses	0.96% [4,5]	1.31%	1.30%	1.29%	1.31%

Total expenses after fees waived	0.95% [4,5]	0.94%	0.94%	0.94%	0.97%

Net investment income	1.50% [4,5]	1.50%	2.08%	1.80%	1.49%

Supplemental Data
Net assets, end of year (000)	$233,427	$224,164	$156,564	$96,873	$110,528

Portfolio turnover of the Master Portfolio	8%	4%	6%	14%	8%

[1]	Based on average shares outstanding.

[2]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[3]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which include gross expenses.

[4]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[5]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	61

Financial Highlights (continued)	LifePath 2040 Portfolio

	Investor C
	Year Ended December 31,	Period May 3, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$17.77	$16.89

Net investment income[2]	0.13	0.12
Net realized and unrealized gain (loss)	(0.73)	0.90

Net increase (decrease) from investment operations	(0.60)	1.02

Dividends and distributions from:
Net investment income	(0.17)	(0.14)
Net realized gain	(0.08)	—

Total dividends and distributions	(0.25)	(0.14)

Net asset value, end of period	$16.92	$17.77

Total Investment Return[3]
Based on net asset value	(3.39)%	6.15%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.72% [6,7]	2.06%	[8]

Total expenses after fees waived	1.71% [6,7]	1.69%	[8]

Net investment income	0.72% [6,7]	1.11%	[8]

Supplemental Data
Net assets, end of period (000)	$98	$21

Portfolio turnover of the Master Portfolio	8%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2040 Portfolio

	Class K
	Year Ended December 31,			Period May 30, 2008[1] to December 31,
	2011	2010	2009	2008

Per Share Operating Performance
Net asset value, beginning of period	$17.84	$16.03	$12.87	$20.11

Net investment income	0.46 [2]	0.39 [2]	0.38 [2]	0.31
Net realized and unrealized gain (loss)	(0.80)	1.70	3.21	(7.21)

Net increase (decrease) from investment operations	(0.34)	2.09	3.59	(6.90)

Dividends and distributions from:
Net investment income	(0.37)	(0.28)	(0.43)	(0.26)
Net realized gain	(0.08)	—	—	(0.08)

Total dividends and distributions	(0.45)	(0.28)	(0.43)	(0.34)

Net asset value, end of period	$17.05	$17.84	$16.03	$12.87

Total Investment Return[3]
Based on net asset value	(1.95)%	13.18%	28.52%	(34.75)%[4]

Ratios to Average Net Assets[5]
Total expenses	0.37% [6,7]	0.70%	0.70%	0.69% [8]

Total expenses after fees waived	0.36% [6,7]	0.33%	0.34%	0.36% [8]

Net investment income	2.60%	2.34%	2.73%	3.31% [8]

Supplemental Data
Net assets, end of period (000)	$4,749	$144	$11	$6

Portfolio turnover of the Master Portfolio	8%	4%	6%	14%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	63

Financial Highlights (concluded)	LifePath 2040 Portfolio

	Class R
	Year Ended December 31,	Period May 3, 2010[1] to December 31,
	2011	2010

Per Share Operating Performance
Net asset value, beginning of period	$17.74	$16.89

Net investment income[2]	0.23	0.34
Net realized and unrealized gain (loss)	(0.74)	0.73

Net increase (decrease) from investment operations	(0.51)	1.07

Dividends and distributions from:
Net investment income	(0.22)	(0.22)
Net realized gain	(0.08)	—

Total dividends and distributions	(0.30)	(0.22)

Net asset value, end of period	$16.93	$17.74

Total Investment Return[3]
Based on net asset value	(2.88)%	6.47%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.22% [6,7]	1.55%	[8]

Total expenses after fees waived	1.22% [6,7]	1.19%	[8]

Net investment income	1.35% [6,7]	3.13%	[8]

Supplemental Data
Net assets, end of period (000)	$460	$126

Portfolio turnover of the Master Portfolio	8%	4%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.35%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.15%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	LifePath 2045 Portfolio

	Institutional
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.70	$10.00

Net investment income[2]	0.23	0.10
Net realized and unrealized gain (loss)	(0.51)	2.30

Net increase (decrease) from investment operations	(0.28)	2.40

Dividends and distributions from:
Net investment income	(0.18)	(0.10)
Net realized gain	(0.00)[3]	(0.60)

Total dividends and distributions	(0.18)	(0.70)

Net asset value, end of period	$11.24	$11.70

Total Investment Return[4]
Based on net asset value	(2.46)%	24.01%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.00% [7,8]	23.73%	[9]

Total expenses after fees waived	0.70% [7,8]	0.68%	[9]

Net investment income	2.02% [7,8]	1.81%	[9]

Supplemental Data
Net assets, end of period (000)	$1,646	$23

Portfolio turnover of the Master Portfolio	35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.51%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	65

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor A
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.70	$10.00

Net investment income[2]	0.19	0.09
Net realized and unrealized gain (loss)	(0.49)	2.29

Net increase (decrease) from investment operations	(0.30)	2.38

Dividends and distributions from:
Net investment income	(0.15)	(0.08)
Net realized gain	(0.00)[3]	(0.60)

Total dividends and distributions	(0.15)	(0.68)

Net asset value, end of period	$11.25	$11.70

Total Investment Return[4]
Based on net asset value	(2.61)%	23.86%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.20% [7,8]	24.00%	[9]

Total expenses after fees waived	0.95% [7,8]	0.93%	[9]

Net investment income	1.65% [7,8]	1.56%	[9]

Supplemental Data
Net assets, end of period (000)	$1,228	$23

Portfolio turnover of the Master Portfolio	35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.23%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

66	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2045 Portfolio

	Investor C
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.67	$10.00

Net investment income[2]	0.11	0.05
Net realized and unrealized gain (loss)	(0.50)	2.28

Net increase (decrease) from investment operations	(0.39)	2.33

Dividends and distributions from:
Net investment income	(0.10)	(0.06)
Net realized gain	(0.00)[3]	(0.60)

Total dividends and distributions	(0.10)	(0.66)

Net asset value, end of period	$11.18	$11.67

Total Investment Return[4]
Based on net asset value	(3.37)%	23.33%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.99% [7,8]	24.78%	[9]

Total expenses after fees waived	1.70% [7,8]	1.69%	[9]

Net investment income	0.94% [7,8]	0.81%	[9]

Supplemental Data
Net assets, end of period (000)	$95	$23

Portfolio turnover of the Master Portfolio	35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.41%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	67

Financial Highlights (continued)	LifePath 2045 Portfolio

	Class K
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.70	$10.00

Net investment income[2]	0.24	0.12
Net realized and unrealized gain (loss)	(0.48)	2.30

Net increase (decrease) from investment operations	(0.24)	2.42

Dividends and distributions from:
Net investment income	(0.20)	(0.12)
Net realized gain	(0.00)[3]	(0.60)

Total dividends and distributions	(0.20)	(0.72)

Net asset value, end of period	$11.26	$11.70

Total Investment Return[4]
Based on net asset value	(2.08)%	24.22%	[5]

Ratios to Average Net Assets[6]
Total expenses	1.72% [7,8]	23.37%	[9]

Total expenses after fees waived	0.35% [7,8]	0.33%	[9]

Net investment income	2.04% [7,8]	2.17%	[9]

Supplemental Data
Net assets, end of period (000)	$259	$23

Portfolio turnover of the Master Portfolio	35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.71%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	LifePath 2045 Portfolio

	Class R
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.69	$10.00

Net investment income[2]	0.14	0.07
Net realized and unrealized gain (loss)	(0.48)	2.30

Net increase (decrease) from investment operations	(0.34)	2.37

Dividends and distributions from:
Net investment income	(0.11)	(0.08)
Net realized gain	(0.00)[3]	(0.60)

Total dividends and distributions	(0.11)	(0.68)

Net asset value, end of period	$11.24	$11.69

Total Investment Return[4]
Based on net asset value	(2.93)%	23.68%	[5]

Ratios to Average Net Assets[6]
Total expenses	2.57% [7,8]	24.26%	[9]

Total expenses after fees waived	1.19% [7,8]	1.19%	[9]

Net investment income	1.17% [7,8]	1.31%	[9]

Supplemental Data
Net assets, end of period (000)	$22	$23

Portfolio turnover of the Master Portfolio	35%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Rounds to less than $0.01.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 2.71%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.16%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	69

Financial Highlights	LifePath 2050 Portfolio

	Institutional
	Year Ended December 31,			Period June 30, 2008[1] to December 31, 2008
	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.58	$16.81	$13.46	$20.00

Net investment income	0.31 [2]	0.31 [2]	0.38 [2]	0.10
Net realized and unrealized gain (loss)	(0.99)	1.91	3.68	(6.52)

Net increase (decrease) from investment operations	(0.68)	2.22	4.06	(6.42)

Dividends and distributions from:
Net investment income	(0.29)	(0.28)	(0.16)	(0.09)
Net realized gain	(0.45)	(0.17)	(0.55)	(0.00)[3]
Return of capital	—	—	—	(0.03)

Total dividends and distributions	(0.74)	(0.45)	(0.71)	(0.12)

Net asset value, end of period	$17.16	$18.58	$16.81	$13.46

Total Investment Return[4]
Based on net asset value	(3.78)%	13.43%	30.35%	(32.18)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.71% [7,8]	1.09%	1.27%	12.80% [9]

Total expenses after fees waived	0.68% [7,8]	0.67%	0.67%	0.68% [9]

Net investment income	1.69% [7,8]	1.83%	2.39%	2.14% [9]

Supplemental Data
Net assets, end of period (000)	$70,555	$50,613	$13,992	$444

Portfolio turnover of the Master Portfolio	13%	5%	12%	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

70	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor A
	Year Ended December 31,			Period from June 30, 2008[1] to December 31, 2008
	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.58	$16.82	$13.47	$20.00

Net investment income	0.26 [2]	0.28 [2]	0.41 [2]	0.14
Net realized and unrealized gain (loss)	(0.99)	1.90	3.63	(6.59)

Net increase (decrease) from investment operations	(0.73)	2.18	4.04	(6.45)

Dividends and distributions from:
Net investment income	(0.25)	(0.25)	(0.14)	(0.06)
Net realized gain	(0.45)	(0.17)	(0.55)	(0.00)[3]
Return of capital	—	—	—	(0.02)

Total dividends and distributions	(0.70)	(0.42)	(0.69)	(0.08)

Net asset value, end of period	$17.15	$18.58	$16.82	$13.47

Total Investment Return[4]
Based on net asset value	(4.06)%	13.14%	30.08%	(32.28)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.96% [7,8]	1.34%	1.35%	13.04% [9]

Total expenses after fees waived	0.94% [7,8]	0.92%	0.84%	0.91% [9]

Net investment income	1.44% [7,8]	1.67%	2.45%	1.68% [9]

Supplemental Data
Net assets, end of period (000)	$32,617	$18,809	$3,056	$34

Portfolio turnover of the Master Portfolio	13%	5%	12%	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	71

Financial Highlights (continued)	LifePath 2050 Portfolio

	Investor C
	Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$18.57	$17.75

Net investment income[2]	0.12	0.12
Net realized and unrealized gain (loss)	(0.99)	1.02

Net increase (decrease) from investment operations	(0.87)	1.14

Dividends and distributions from:
Net investment income	(0.15)	(0.15)
Net realized gain	(0.45)	(0.17)

Total dividends and distributions	(0.60)	(0.32)

Net asset value, end of period	$17.10	$18.57

Total Investment Return[3]
Based on net asset value	(4.76)%	6.55%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.71% [6,7]	2.07%	[8]

Total expenses after fees waived	1.69% [6,7]	1.64%	[8]

Net investment income	0.63% [6,7]	1.04%	[8]

Supplemental Data
Net assets, end of period (000)	$39	$21

Portfolio turnover of the Master Portfolio	13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

72	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2050 Portfolio

	Class K
	Year Ended December 31,			Period June 30, 2008[1] to December 31, 2008
	2011	2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$18.63	$16.85	$13.46	$20.00

Net investment income	0.47 [2]	0.37 [2]	0.64 [2]	0.17
Net realized and unrealized gain (loss)	(1.10)	1.91	3.49	(6.57)

Net increase (decrease) from investment operations	(0.63)	2.28	4.13	(6.40)

Dividends and distributions from:
Net investment income	(0.35)	(0.33)	(0.19)	(0.11)
Net realized gain	(0.45)	(0.17)	(0.55)	(0.00)[3]
Return of capital	—	—	—	(0.03)

Total dividends and distributions	(0.80)	(0.50)	(0.74)	(0.14)

Net asset value, end of period	$17.20	$18.63	$16.85	$13.46

Total Investment Return[4]
Based on net asset value	(3.48)%	13.79%	30.89%	(32.10)%[5]

Ratios to Average Net Assets[6]
Total expenses	0.36% [7,8]	0.76%	1.37%	12.41% [9]

Total expenses after fees waived	0.34% [7,8]	0.33%	0.58%	0.29% [9]

Net investment income	2.56% [7,8]	2.19%	4.34%	3.94% [9]

Supplemental Data
Net assets, end of period (000)	$625	$86	$55	$24

Portfolio turnover of the Master Portfolio	13%	5%	12%	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Amount is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses.

[7]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[9]	Annualized.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	73

Financial Highlights (concluded)	LifePath 2050 Portfolio

	Class R
	Year Ended December 31, 2011	Period May 3, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$18.56	$17.75

Net investment income[2]	0.22	0.22
Net realized and unrealized gain (loss)	(1.00)	0.97

Net increase (decrease) from investment operations	(0.78)	1.19

Dividends and distributions from:
Net investment income	(0.20)	(0.21)
Net realized gain	(0.45)	(0.17)

Total dividends and distributions	(0.65)	(0.38)

Net asset value, end of period	$17.13	$18.56

Total Investment Return[3]
Based on net asset value	(4.29)%	6.87%	[4]

Ratios to Average Net Assets[5]
Total expenses	1.21% [6,7]	1.57%	[8]

Total expenses after fees waived	1.19% [6,7]	1.16%	[8]

Net investment income	1.18% [6,7]	1.99%	[8]

Supplemental Data
Net assets, end of period (000)	$53	$40

Portfolio turnover of the Master Portfolio	13%	5%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 0.40%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

74	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	LifePath 2055 Portfolio

	Institutional
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.85	$10.00

Net investment income[2]	0.23	0.10
Net realized and unrealized gain (loss)	(0.70)	2.45

Net increase (decrease) from investment operations	(0.47)	2.55

Dividends and distributions from:
Net investment income	(0.16)	(0.09)
Net realized gain	(0.09)	(0.61)

Total dividends and distributions	(0.25)	(0.70)

Net asset value, end of period	$11.13	$11.85

Total Investment Return[3]
Based on net asset value	(4.02)%	25.58%	[4]

Ratios to Average Net Assets[5]
Total expenses	9.82%[6,7]	23.56%	[8]

Total expenses after fees waived	0.69%[6,7]	0.66%	[8]

Net investment income	1.94%[6,7]	1.78%	[8]

Supplemental Data
Net assets, end of period (000)	$164	$24

Portfolio turnover of the Master Portfolio	51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 15.11%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	75

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor A
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.85	$10.00

Net investment income[2]	0.16	0.09
Net realized and unrealized gain (loss)	(0.67)	2.46

Net increase (decrease) from investment operations	(0.51)	2.55

Dividends and distributions from:
Net investment income	(0.12)	(0.09)
Net realized gain	(0.09)	(0.61)

Total dividends and distributions	(0.21)	(0.70)

Net asset value, end of period	$11.13	$11.85

Total Investment Return[3]
Based on net asset value	(4.35)%	25.50%	[4]

Ratios to Average Net Assets[5]
Total expenses	8.94%[6,7]	23.83%	[8]

Total expenses after fees waived	0.94%[6,7]	0.91%	[8]

Net investment income	1.43%[6,7]	1.53%	[8]

Supplemental Data
Net assets, end of period (000)	$163	$24

Portfolio turnover of the Master Portfolio	51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which include gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 12.56%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

76	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath 2055 Portfolio

	Investor C
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.82	$10.00

Net investment income[2]	0.10	0.04
Net realized and unrealized gain (loss)	(0.69)	2.45

Net increase (decrease) from investment operations	(0.59)	2.49

Dividends and distributions from:
Net investment income	(0.08)	(0.06)
Net realized gain	(0.09)	(0.61)

Total dividends and distributions	(0.17)	(0.67)

Net asset value, end of period	$11.06	$11.82

Total Investment Return[3]
Based on net asset value	(5.01)%	24.98%	[4]

Ratios to Average Net Assets[5]
Total expenses	11.00%[6,7]	24.62%	[8]

Total expenses after fees waived	1.69%[6,7]	1.67%	[8]

Net investment income	0.88%[6,7]	0.78%	[8]

Supplemental Data
Net assets, end of period (000)	$109	$24

Portfolio turnover of the Master Portfolio	51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 14.29%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	77

Financial Highlights (continued)	LifePath 2055 Portfolio

	Class K
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.86	$10.00

Net investment income[2]	0.23	0.12
Net realized and unrealized gain (loss)	(0.66)	2.46

Net increase (decrease) from investment operations	(0.43)	2.58

Dividends and distributions from:
Net investment income	(0.19)	(0.11)
Net realized gain	(0.09)	(0.61)

Total dividends and distributions	(0.28)	(0.72)

Net asset value, end of period	$11.15	$11.86

Total Investment Return[3]
Based on net asset value	(3.71)%	25.84%	[4]

Ratios to Average Net Assets[5]
Total expenses	9.68%[6,7]	23.20%	[8]

Total expenses after fees waived	0.33%[6,7]	0.31%	[8]

Net investment income	1.99%[6,7]	2.14%	[8]

Supplemental Data
Net assets, end of period (000)	$22	$24

Portfolio turnover of the Master Portfolio	51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 16.23%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

78	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	LifePath 2055 Portfolio

	Class R
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Per Share Operating Performance
Net asset value, beginning of period	$11.84	$10.00

Net investment income[2]	0.13	0.07
Net realized and unrealized gain (loss)	(0.66)	2.46

Net increase (decrease) from investment operations	(0.53)	2.53

Dividends and distributions from:
Net investment income	(0.10)	(0.08)
Net realized gain	(0.09)	(0.61)

Total dividends and distributions	(0.19)	(0.69)

Net asset value, end of period	$11.12	$11.84

Total Investment Return[3]
Based on net asset value	(4.54)%	25.33%	[4]

Ratios to Average Net Assets[5]
Total expenses	10.53%[6,7]	24.09%	[8]

Total expenses after fees waived	1.18%[6,7]	1.16%	[8]

Net investment income	1.14%[6,7]	1.29%	[8]

Supplemental Data
Net assets, end of period (000)	$22	$24

Portfolio turnover of the Master Portfolio	51%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]

Includes the LifePath Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the period ended December 31, 2010, which includes gross expenses.

[6]	Includes the LifePath Portfolio’s share of the Master Portfolio’s allocated fees waived of 16.23%.

[7]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[8]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	79

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The LifePath Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements and these accompanying notes relate to nine series of the Trust: LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2025 Portfolio, LifePath 2030 Portfolio, LifePath 2035 Portfolio, LifePath 2040 Portfolio, LifePath 2045 Portfolio, LifePath 2050 Portfolio and LifePath 2055 Portfolio (each, a “LifePath Portfolio” and collectively, the “LifePath Portfolios”). Each LifePath Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2025 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2045 Master Portfolio, LifePath 2050 Master Portfolio and LifePath 2055 Master Portfolio (each, a “LifePath Master Portfolio” and collectively, the “LifePath Master Portfolios”). Each LifePath Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Portfolio. The performance of a LifePath Portfolio is directly affected by the performance of its corresponding Master Portfolio.

The value of each LifePath Portfolio’s investment in its corresponding LifePath Master Portfolio reflects that LifePath Portfolio’s proportionate interest in the net assets of that LifePath Master Portfolio (46.32%, 51.12%, 99.90%, 50.74%, 99.84%, 52.32%, 99.63%, 62.40% and 97.55% for the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2025 Portfolio, LifePath 2030 Portfolio, LifePath 2035 Portfolio, LifePath 2040 Portfolio, LifePath 2045 Portfolio, LifePath 2050 Portfolio and LifePath 2055 Portfolio, respectively, as of December 31, 2011).

Each LifePath Portfolio offers multiple classes of shares. Institutional and Class K Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor C Shares may be subject to a CDSC. Class R Shares are sold without a sales charge and only to certain retirement or similar plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor C and Class R Shares bear certain expenses related to the shareholder servicing of such shares, and Investor C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Portfolios:

Valuation: US GAAP defines fair value as the price each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Life-

Path Portfolios’ policy is to fair value their financial instruments at market value. The LifePath Portfolios record their investments in the LifePath Master Portfolio at fair value based on the LifePath Portfolio’s proportionate interest in the net assets of the LifePath Master Portfolio. Valuation of securities held by the LifePath Master Portfolio is discussed in Note 1 of the LifePath Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each LifePath Master Portfolio are accounted on a trade date basis. Each LifePath Portfolio records daily its proportionate share of its LifePath Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2030 Portfolio, LifePath 2040 Portfolio and LifePath 2050 Portfolio US federal tax returns remains open for each of the four years ended December 31, 2011. The statute of limitations on LifePath 2025 Portfolio, LifePath 2035 Portfolio, LifePath 2045 Portfolio and LifePath 2055 Portfolio US federal tax returns remains open for each of the two periods ended December 31, 2011. The statutes of limitations on the LifePath Portfolios’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a LifePath Portfolio or its classes are charged to that LifePath Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the LifePath Portfolio are allocated daily to each class based on its relative net assets.

80	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Funds III

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the LifePath Portfolios’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the LifePath Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.50% based on the average daily net assets of each LifePath Portfolio’s Institutional, Investor A, Investor C and Class R Shares and 0.15% based on the average net assets of the Class K Shares.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Portfolio and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

The fees of the Trust’s independent registered public accounting firm and legal counsel (the “independent expenses”) are paid directly by the LifePath Portfolios. BTC, has contractually agreed to provide an offsetting credit against the administration fees paid by the LifePath Portfolios in an amount equal to the independent expenses through April 30, 2021. These amounts are included in fees waived by administrator in the Statements of Operations.

The LifePath Portfolios entered into a Distribution Agreement and Distribution and Service Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution and Service Plan and in accordance with Rule 12b-1 under the 1940 Act, the LifePath Portfolio’s pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the share classes as follows:

	Service Fee	Distribution Fee
Investor A	0.25%	—
Investor C	0.25%	0.75%
Class R	0.25%	0.25%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to each LifePath Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor C and Class R shareholders.

For the year ended December 31, 2011, affiliates earned underwriting discounts, direct commissions and/or dealer concessions on sales of each LifePath Portfolio’s Investor A Shares as follows:

Investor A
LifePath Retirement Portfolio	$142
LifePath 2020 Portfolio	$952
LifePath 2025 Portfolio	$32
LifePath 2030 Portfolio	$610
LifePath 2035 Portfolio	$589
LifePath 2040 Portfolio	$554
LifePath 2045 Portfolio	$111
LifePath 2050 Portfolio	$181
LifePath 2055 Portfolio	$7

For the year ended December 31, 2011, affiliates of LifePath 2030 Portfolio received contingent deferred sales charges relating to transactions in Investor A Shares of $159.

For the year ended December 31, 2011, affiliates received contingent deferred sales changes relating to transactions in Investor C Shares as follows:

Investor C
LifePath 2035 Portfolio	$62
LifePath 2045 Portfolio	$214
LifePath 2050 Portfolio	$11
LifePath 2055 Portfolio	$28

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates.

BLACKROCK FUNDS III	DECEMBER 31, 2011	81

Notes to Financial Statements (continued)	BlackRock Funds III

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions, the reclassification of distributions and distributions in excess of taxable income were reclassified to the following accounts:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2025 Portfolio	LifePath 2030 Portfolio	LifePath 2035 Portfolio
Paid-in capital	—	$(338,843)	$(792)	—	$(955)
Undistributed (distributions in excess of) net investment income	$56,593	$112,989	$818	$60,387	$941
Undistributed net realized gain (accumulated net realized loss)	$(56,593)	$225,854	$(26)	$(60,387)	$14

	LifePath 2040 Portfolio	LifePath 2045 Portfolio	LifePath 2050 Portfolio	LifePath 2055 Portfolio
Paid-in capital	$(88,078)	$(81)	—	—
Undistributed (distributions in excess of) net investment income	$58,041	$65	$10,029	$(7)
Undistributed net realized gain (accumulated net realized loss)	$30,037	$16	$(10,029)	$7

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 were as follows:

		LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2025 Portfolio	LifePath 2030 Portfolio	LifePath 2035 Portfolio
Ordinary income	12/31/2011	$14,526,426	$24,666,122	$158,628	$18,681,115	$98,927
	12/31/2010	$14,824,708	$21,095,641	$2,762	$15,962,305	$3,186
Long-term capital gains	12/31/2011	$19,687,334	$46,721,202	$28	$11,516,852	$16
	12/31/2010	—	—	$2,378	—	$2,950
Total	12/31/2011	$34,213,760	$71,387,324	$158,656	$30,197,967	$98,943
	12/31/2010	$14,824,708	$21,095,641	$5,140	$15,962,305	$6,136

		LifePath 2040 Portfolio	LifePath 2045 Portfolio	LifePath 2050 Portfolio	LifePath 2055 Portfolio
Ordinary income	12/31/2011	$13,500,354	$37,326	$1,644,950	$3,984
	12/31/2010	$11,929,032	$3,512	$1,181,921	$3,538
Long-term capital gains	12/31/2011	$3,928,973	$219	$2,679,320	$3,184
	12/31/2010	—	$3,385	$262,990	$3,468
Total	12/31/2011	$17,429,327	$37,545	$4,324,270	$7,168
	12/31/2010	$11,929,032	$6,897	$1,444,911	$7,006

82	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Funds III

As of December 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2025 Portfolio	LifePath 2030 Portfolio	LifePath 2035 Portfolio
Undistributed long-term capital gains	$1,797,558	$—	$—	$80,382	$—
Capital loss carryforwards	—	—	(227,304)	—	(180,304)
Net unrealized gains (losses)*	39,351,087	67,472,485	(177,275)	7,232,578	(207,961)
Qualified late-year losses**	(7,976)	(20,340,875)	(19,917)	(2,169,574)	(13,974)

Total	$41,140,669	$47,131,610	$(424,496)	$5,143,386	$(402,239)

	LifePath 2040 Portfolio	LifePath 2045 Portfolio	LifePath 2050 Portfolio	LifePath 2055 Portfolio
Undistributed ordinary income	$—	$—	$—	$34
Undistributed long-term capital gains	—	—	85,769	520
Capital loss carryforwards	—	(85,468)	—	—
Net unrealized gains (losses)*	25,171,706	(97,277)	(906,473)	(2,694)
Qualified late-year losses**	(2,595,071)	(9,216)	(425,652)	(1,250)

Total	$22,576,635	$(191,961)	$(1,246,356)	$(3,390)

*	The differences between book-basis and tax-basis net unrealized gains (losses) were attributable primarily to the timing and recognition of partnership income.

**	The LifePath Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, certain LifePath Portfolios had capital loss carryforwards with no expiration dates, available to offset future realized capital gains as follows:

LifePath 2025 Portfolio	$227,304
LifePath 2035 Portfolio	$180,304
LifePath 2045 Portfolio	$85,468

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Year Ended December 31, 2011		Year Ended December 31, 2010[1]
LifePath Retirement Portfolio	Shares	Amount	Shares	Amount
Institutional
Shares sold	8,526,399	$99,878,871	15,754,230	$174,109,573
Shares issued to shareholders in reinvestment of dividends and distributions	1,918,046	22,032,862	925,464	10,208,251
Shares redeemed	(14,957,769)	(175,099,515)	(14,893,180)	(166,597,185)

Net increase (decrease)	(4,513,324)	$(53,187,782)	1,786,514	$17,720,639

Investor A
Shares sold	5,225,379	$56,814,487	5,981,701	$61,288,546
Shares issued to shareholders in reinvestment of dividends and distributions	926,518	9,818,452	342,275	3,502,038
Shares redeemed	(5,567,375)	(60,354,430)	(4,125,919)	(42,481,568)

Net increase	584,522	$6,278,509	2,198,057	$22,309,016

Investor C
Shares sold	3,029	$35,464	1,783	$20,000

Net increase	3,029	$35,464	1,783	$20,000

Class K
Shares sold	312,296	$3,656,159	44,267	$490,977
Shares issued to shareholders in reinvestment of dividends and distributions	16,847	192,443	1,377	15,241
Shares redeemed	(16,648)	(194,056)	(6,054)	(66,623)

Net increase	312,495	$3,654,546	39,590	$439,595

BLACKROCK FUNDS III	DECEMBER 31, 2011	83

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath Retirement Portfolio (concluded)	Year Ended December 31, 2011		Year Ended December 31, 2010[1]
	Shares	Amount	Shares	Amount

Class R
Shares sold	1,106	$12,968	2,860	$32,365
Shares issued to shareholders in reinvestment of dividends and distributions	81	934	5	60
Shares redeemed	(428)	(5,072)	—	—

Net increase	759	$8,830	2,865	$32,425

[1] Period May 3, 2010 (commencement of operations) to December 31, 2010 for Investor C and Class R Shares.

LifePath 2020 Portfolio
Institutional
Shares sold	10,721,352	$172,562,315	20,063,678	$299,833,550
Shares issued to shareholders in reinvestment of dividends and distributions	2,908,861	44,888,727	957,387	14,301,293
Shares redeemed	(17,203,959)	(275,663,564)	(13,435,424)	(205,358,149)

Net increase (decrease)	(3,573,746)	$(58,212,522)	7,585,641	$108,776,694

Investor A
Shares sold	6,800,305	$104,196,707	8,394,748	$118,920,144
Shares issued to shareholders in reinvestment of dividends and distributions	1,619,642	23,691,305	404,293	5,752,447
Shares redeemed	(5,486,607)	(84,222,849)	(3,186,435)	(45,410,726)

Net increase	2,933,340	$43,665,163	5,612,606	$79,261,865

Investor C
Shares sold	12,546	$198,694	7,216	$105,360
Shares issued to shareholders in reinvestment of dividends and distributions	461	7,045	63	914
Shares redeemed	(405)	(6,638)	(1)	(15)

Net increase	12,602	$199,101	7,278	$106,259

Class K
Shares sold	573,362	$9,228,551	174,581	$2,596,584
Shares issued to shareholders in reinvestment of dividends and distributions	22,482	345,441	3,669	54,736
Shares redeemed	(342,692)	(5,540,687)	(88,260)	(1,328,409)

Net increase	253,152	$4,033,305	89,990	$1,322,911

Class R
Shares sold	9,263	$142,158	5,076	$79,201
Shares issued to shareholders in reinvestment of dividends and distributions	426	6,486	21	338
Shares redeemed	(4,186)	(69,394)	—	—

Net increase	5,503	$79,250	5,097	$79,539

[1] Period May 3, 2010 (commencement of operations) to December 31, 2010 for Investor C and Class R Shares.
			Period Ended December 31, 2010[1]
LifePath 2025 Portfolio			Shares	Amount
Institutional
Shares sold	308,420	$3,585,836	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	3,779	42,343	5	52
Shares redeemed	(22,232)	(250,826)	—	—

Net increase	289,967	$3,377,353	2,005	$20,052

84	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2025 Portfolio (concluded)	Year Ended December 31, 2011		Period Ended December 31, 2010[1]
	Shares	Amount	Shares	Amount

Investor A
Shares sold	743,173	$8,518,519	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	7,269	81,569	4	39
Shares redeemed	(112,926)	(1,286,222)	—	—

Net increase	637,516	$7,313,866	2,004	$20,039

Investor C
Shares sold	20,186	$219,747	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	27	302	—	—

Net increase	20,213	$220,049	2,000	$20,000

Class K
Shares sold	282,594	$3,190,420	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,730	30,725	6	70
Shares redeemed	(143,907)	(1,640,530)	—	—

Net increase	141,417	$1,580,615	2,006	$20,070

Class R
Shares sold	—	$—	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	2	25

Net increase	—	$—	2,002	$20,025

[1] For the period from June 30, 2010 (commencement of operations) to December 31, 2010.
			Year Ended December 31, 2010[1]
LifePath 2030 Portfolio			Shares	Amount
Institutional
Shares sold	10,864,175	$160,331,087	20,160,251	$273,772,703
Shares issued to shareholders in reinvestment of dividends and distributions	1,336,585	19,251,879	804,161	10,873,869
Shares redeemed	(14,267,842)	(209,352,604)	(12,247,963)	(170,749,570)

Net increase (decrease)	(2,067,082)	$(29,769,638)	8,716,449	$113,897,002

Investor A
Shares sold	6,266,205	$90,818,114	7,398,087	$98,017,049
Shares issued to shareholders in reinvestment of dividends and distributions	681,295	9,600,090	314,564	4,176,888
Shares redeemed	(3,816,165)	(55,267,286)	(2,406,272)	(31,900,908)

Net increase	3,131,335	$45,150,918	5,306,379	$70,293,029

Investor C
Shares sold	9,967	$139,574	1,520	$21,193
Shares issued to shareholders in reinvestment of dividends and distributions	108	1,502	—	—
Shares redeemed	(563)	(8,015)	(88)	(1,219)

Net increase	9,512	$133,061	1,432	$19,974

Class K
Shares sold	372,886	$5,420,324	187,972	$2,547,559
Shares issued to shareholders in reinvestment of dividends and distributions	10,919	156,006	2,411	32,962
Shares redeemed	(53,380)	(799,211)	(93,819)	(1,267,829)

Net increase	330,425	$4,777,119	96,564	$1,312,692

BLACKROCK FUNDS III	DECEMBER 31, 2011	85

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2030 Portfolio (concluded)	Year Ended December 31, 2011		Year Ended December 31, 2010[1]
	Shares	Amount	Shares	Amount

Class R
Shares sold	11,693	$159,449	5,165	$73,669
Shares issued to shareholders in reinvestment of dividends and distributions	221	3,134	21	309
Shares redeemed	(3,648)	(52,913)	(78)	(1,131)

Net increase	8,266	$109,670	5,108	$72,847

[1] Period May 3, 2010 (commencement of operations) to December 31, 2010 for Investor C and Class R Shares.
			Period Ended December 31, 2010[1]
LifePath 2035 Portfolio			Shares	Amount
Institutional
Shares sold	187,358	$2,242,066	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	2,382	27,198	3	31
Shares redeemed	(9,833)	(113,675)	—	—

Net increase	179,907	$2,155,589	2,003	$20,031

Investor A
Shares sold	411,896	$4,866,349	2,337	$23,769
Shares issued to shareholders in reinvestment of dividends and distributions	4,340	49,724	18	209
Shares redeemed	(49,782)	(580,912)	(3)	(30)

Net increase	366,454	$4,335,161	2,352	$23,948

Investor C
Shares sold	18,711	$215,709	2,568	$26,828
Shares issued to shareholders in reinvestment of dividends and distributions	50	559	27	307
Shares redeemed	(4,277)	(47,057)	—	—

Net increase	14,484	$169,211	2,595	$27,135

Class K
Shares sold	134,726	$1,559,562	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	1,711	19,640	4	50
Shares redeemed	(44,680)	(529,827)	—	—

Net increase	91,757	$1,049,375	2,004	$20,050

Class R
Shares sold	—	$—	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	0 [2]	4

Net increase	—	$—	2,000	$20,004

[1] For the period from June 30, 2010 (commencement of operations) to December 31, 2010.
[2] Rounds to less than 0.5 shares.
			Year Ended December 31, 2010[1]
LifePath 2040 Portfolio			Shares	Amount
Institutional
Shares sold	8,158,582	$145,577,946	12,914,324	$210,820,133
Shares issued to shareholders in reinvestment of dividends and distributions	664,823	11,635,668	508,414	8,241,327
Shares redeemed	(8,989,028)	(159,145,410)	(9,252,375)	(154,832,555)

Net increase (decrease)	(165,623)	$(1,931,796)	4,170,363	$64,228,905

86	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2040 Portfolio (concluded)	Year Ended December 31, 2011		Year Ended December 31, 2010[1]
	Shares	Amount	Shares	Amount

Investor A
Shares sold	3,456,802	$59,040,725	4,442,624	$68,980,989
Shares issued to shareholders in reinvestment of dividends and distributions	299,265	4,996,722	192,095	2,981,575
Shares redeemed	(2,539,137)	(43,509,075)	(1,638,400)	(25,566,500)

Net increase	1,216,930	$20,528,372	2,996,319	$46,396,064

Investor C
Shares sold	4,607	$78,201	1,184	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	6	97	—	—
Shares redeemed	(2)	(25)	—	—

Net increase	4,611	$78,273	1,184	$20,000

Class K
Shares sold	276,335	$4,827,363	37,758	$624,131
Shares issued to shareholders in reinvestment of dividends and distributions	4,005	69,028	151	2,570
Shares redeemed	(9,824)	(175,325)	(30,552)	(518,330)

Net increase	270,516	$4,721,066	7,357	$108,371

Class R
Shares sold	20,087	$323,569	7,189	$124,454
Shares issued to shareholders in reinvestment of dividends and distributions	305	5,236	35	624
Shares redeemed	(279)	(4,900)	(150)	(2,611)

Net increase	20,113	$323,905	7,074	$122,467

[1] Period May 3, 2010 (commencement of operations) to December 31, 2010 for Investor C and Class R Shares.
			Period Ended December 31, 2010[1]
LifePath 2045 Portfolio			Shares	Amount
Institutional
Shares sold	150,876	$1,790,065	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	1,575	18,285	1	15
Shares redeemed	(8,082)	(94,178)	—	—

Net increase	144,369	$1,714,172	2,001	$20,015

Investor A
Shares sold	126,500	$1,525,233	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	1,134	13,226	0 [2]	2
Shares redeemed	(20,422)	(231,972)	—	—

Net increase	107,212	$1,306,487	2,000	$20,002

Investor C
Shares sold	8,267	$94,835	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	16	185	—	—
Shares redeemed	(1,761)	(21,566)	—	—

Net increase	6,522	$73,454	2,000	$20,000

Class K
Shares sold	21,328	$252,476	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	355	4,140	3	34
Shares redeemed	(679)	(8,086)	—	—

Net increase	21,004	$248,530	2,003	$20,034

BLACKROCK FUNDS III	DECEMBER 31, 2011	87

Notes to Financial Statements (continued)	BlackRock Funds III

LifePath 2045 Portfolio (concluded)	Year Ended December 31, 2011		Period Ended December 31, 2010[1]
	Shares	Amount	Shares	Amount
Class R
Shares sold	—	$—	2,000	$20,000

Net increase	—	$—	2,000	$20,000

[1]	For the period from June 30, 2010 (commencement of operations) to December 31, 2010.
[2]	Rounds to less than 0.5 shares.

LifePath 2050 Portfolio			Year Ended December 31, 2010[1]
			Shares	Amount
Institutional
Shares sold	2,655,350	$49,273,547	2,591,294	$43,705,040
Shares issued to shareholders in reinvestment of dividends and distributions	170,482	3,015,086	59,713	1,034,800
Shares redeemed	(1,436,859)	(25,788,852)	(759,817)	(13,186,393)

Net increase	1,388,973	$26,499,781	1,891,190	$31,553,447

Investor A
Shares sold	1,020,026	$18,983,705	897,906	$15,222,321
Shares issued to shareholders in reinvestment of dividends and distributions	67,355	1,189,240	19,651	343,034
Shares redeemed	(197,703)	(3,619,720)	(86,923)	(1,485,514)

Net increase	889,678	$16,553,225	830,634	$14,079,841

Investor C
Shares sold	1,195	$20,927	1,127	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	1	11	—	—
Shares redeemed	(63)	(1,115)	—	—

Net increase	1,133	$19,823	1,127	$20,000

Class K
Shares sold	30,546	$548,675	1,247	$22,177
Shares issued to shareholders in reinvestment of dividends and distributions	1,165	20,322	112	1,950
Shares redeemed	(6)	(119)	—	—

Net increase	31,705	$568,878	1,359	$24,127

Class R
Shares sold	1,245	$22,576	2,135	$38,417
Shares issued to shareholders in reinvestment of dividends and distributions	64	1,132	13	228
Shares redeemed	(345)	(6,023)	—	—

Net increase	964	$17,685	2,148	$38,645

[1] Period May 3, 2010 (commencement of operations) to December 31, 2010 for Investor C and Class R Shares.
			Period Ended December 31, 2010[1]
LifePath 2055 Portfolio			Shares	Amount
Institutional
Shares sold	12,679	$147,015	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	189	2,160	—	—
Shares redeemed	(123)	(1,420)	—	—

Net increase	12,745	$147,755	2,000	$20,000

88	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (concluded)	BlackRock Funds III

LifePath 2055 Portfolio (concluded)	Year Ended December 31, 2011		Period Ended December 31, 2010[1]
	Shares	Amount	Shares	Amount
Investor A
Shares sold	24,017	$280,326	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	138	1,533	—	—
Shares redeemed	(11,500)	(141,503)	—	—

Net increase	12,655	$140,356	2,000	$20,000

Investor C
Shares sold	8,004	$97,427	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	98	1,138	—	—
Shares redeemed	(281)	(3,007)	—	—

Net increase	7,821	$95,558	2,000	$20,000

Class K
Shares sold	—	$—	2,000	$20,000
Shares issued to shareholders in reinvestment of dividends and distributions	—	—	1	10

Net increase	—	$—	2,001	$20,010

Class R
Shares sold	—	$—	2,000	$20,000

Net increase	—	$—	2,000	$20,000

[1]	For the period from June 30, 2010 (commencement of operations) to December 31, 2010.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	89

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Retirement Portfolio, LifePath 2020 Portfolio, LifePath 2025 Portfolio, LifePath 2030 Portfolio, LifePath 2035 Portfolio, LifePath 2040 Portfolio, LifePath 2045 Portfolio, LifePath 2050 Portfolio and LifePath 2055 Portfolio, each a series of BlackRock Funds III (the “Trust”), at December 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Trust’s manage-

ment. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the tax year ended December 31, 2011.

	Period	LifePath Retirement Portfolio	LifePath 2020 Portfolio	LifePath 2025 Portfolio	LifePath 2030 Portfolio	LifePath 2035 Portfolio
Qualified Dividend Income for Individuals[1]	April—December 2011	23.81%	36.88%	61.92%	55.18%	79.59%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	April—December 2011	14.54%	24.67%	29.62%	34.57%	37.70%
Federal Obligation Interest[2]	April—December 2011	4.62%	3.45%	2.72%	2.34%	1.71%

	Period	LifePath 2040 Portfolio	LifePath 2045 Portfolio	LifePath 2050 Portfolio	LifePath 2055 Portfolio
Qualified Dividend Income for Individuals[1]	April—December 2011	79.60%	95.49%	73.82%	100.00%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	April—December 2011	44.09%	45.07%	48.34%	59.27%
Federal Obligation Interest[2]	April—December 2011	1.35%	—	—	—
[1]	The LifePath Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

90	BLACKROCK FUNDS III	DECEMBER 31, 2011

BlackRock Funds III

Important Tax Information (concluded)

Additionally, the LifePath Portfolios distributed long-term capital gains per share to shareholders of record on the following dates:

Record date	June 30, 2011	December 30, 2011
LifePath Retirement Portfolio	—	0.352415
LifePath 2020 Portfolio	—	0.609304
LifePath 2025 Portfolio	0.000035	—
LifePath 2030 Portfolio	—	0.159839
LifePath 2035 Portfolio	0.000031	—
LifePath 2040 Portfolio	—	0.084814
LifePath 2045 Portfolio	0.001067	—
LifePath 2050 Portfolio	0.051305	0.376946
LifePath 2055 Portfolio	0.012110	0.068207

BLACKROCK FUNDS III	DECEMBER 31, 2011	91

Master Portfolio Information as of December 31, 2011	Master Investment Portfolio

LifePath Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	61%
Equity Funds	38
Short-Term Securities	1

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	52%
Active Stock Master Portfolio	22
iShares Barclays TIPS Bond Fund	9
iShares MSCI EAFE Index Fund	7
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	3
BlackRock Cash Funds: Institutional, SL Agency Shares	1
iShares MSCI Canada Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1

LifePath 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	53%
Fixed Income Funds	42
Short-Term Securities	5

Portfolio Holdings	Percent of Affiliated Investment Companies

CoreAlpha Bond Master Portfolio	36%
Active Stock Master Portfolio	31
iShares MSCI EAFE Index Fund	9
iShares Barclays TIPS Bond Fund	6
BlackRock Cash Funds: Institutional, SL Agency Shares	4
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares Cohen & Steers Realty Majors Index Fund	1
BlackRock Cash Funds: Prime, SL Agency Shares	1
iShares MSCI Canada Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1

LifePath 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	63%
Fixed Income Funds	35
Short-Term Securities	2

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	37%
CoreAlpha Bond Master Portfolio	30
iShares MSCI EAFE Index Fund	11
iShares Barclays TIPS Bond Fund	5
iShares MSCI Emerging Markets Index Fund	4
Master Small Cap Index Series	3
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares Cohen & Steers Realty Majors Index Fund	2
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

92	BLACKROCK FUNDS III	DECEMBER 31, 2011

Master Portfolio Information (continued) as of December 31, 2011	Master Investment Portfolio

LifePath 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	69%
Fixed Income Funds	27
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	40%
CoreAlpha Bond Master Portfolio	23
iShares MSCI EAFE Index Fund	12
iShares Barclays TIPS Bond Fund	4
iShares MSCI Emerging Markets Index Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
iShares Cohen & Steers Realty Majors Index Fund	3
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	3
Master Small Cap Index Series	3
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	77%
Fixed Income Funds	20
Short-Term Securities	3

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	45%
CoreAlpha Bond Master Portfolio	18
iShares MSCI EAFE Index Fund	12
iShares MSCI Emerging Markets Index Fund	4
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	3
Master Small Cap Index Series	3
iShares Barclays TIPS Bond Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
ACWI ex-US Index Master Portfolio	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	82%
Fixed Income Funds	14
Short-Term Securities	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	48%
iShares MSCI EAFE Index Fund	14
CoreAlpha Bond Master Portfolio	13
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
BlackRock Cash Funds: Institutional, SL Agency Shares	3
Master Small Cap Index Series	3
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares Barclays TIPS Bond Fund	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2011	93

Master Portfolio Information (continued) as of December 31, 2011	Master Investment Portfolio

LifePath 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	87%
Fixed Income Funds	10
Short-Term Securities	3

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	52%
iShares MSCI EAFE Index Fund	13
CoreAlpha Bond Master Portfolio	10
iShares MSCI Emerging Markets Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	4
iShares Cohen & Steers Realty Majors Index Fund	4
ACWI ex-US Index Master Portfolio	3
Master Small Cap Index Series	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
BlackRock Cash Funds: Institutional, SL Agency Shares	2
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	91%
Short-Term Securities	5
Fixed Income Funds	4

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	53%
iShares MSCI EAFE Index Fund	15
iShares MSCI Emerging Markets Index Fund	6
iShares Cohen & Steers Realty Majors Index Fund	5
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
CoreAlpha Bond Master Portfolio	4
BlackRock Cash Funds: Institutional, SL Agency Shares	4
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
Master Small Cap Index Series	2
ACWI ex-US Index Master Portfolio	1
BlackRock Cash Funds: Prime, SL Agency Shares	1

LifePath 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	96%
Short-Term Securities	3
Fixed Income Funds	1

Portfolio Holdings	Percent of Affiliated Investment Companies

Active Stock Master Portfolio	54%
iShares MSCI EAFE Index Fund	13
ACWI ex-US Index Master Portfolio	6
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	5
iShares Cohen & Steers Realty Majors Index Fund	5
iShares MSCI Emerging Markets Index Fund	5
Master Small Cap Index Series	4
BlackRock Cash Funds: Institutional, SL Agency Shares	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares MSCI Canada Index Fund	2
BlackRock Cash Funds: Prime, SL Agency Shares	1
CoreAlpha Bond Master Portfolio	1

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

94	BLACKROCK FUNDS III	DECEMBER 31, 2011

Master Portfolio Information (concluded) as of December 31, 2011	Master Investment Portfolio

Active Stock Master Portfolio

Ten Largest Holdings	Percent of Long-Term Investments

Exxon Mobil Corp.	3%
Apple, Inc.	3
Microsoft Corp.	3
JPMorgan Chase & Co.	2
Pfizer, Inc.	2
Wells Fargo & Co.	2
Chevron Corp.	1
Verizon Communications, Inc.	1
Philip Morris International, Inc.	1
Merck & Co., Inc.	1

Sector Allocation	Percent of Long-Term Investments

Information Technology	19%
Health Care	13
Consumer Discretionary	13
Energy	12
Financials	12
Industrials	11
Consumer Staples	10
Materials	4
Utilities	3
Telecommunication Services	3

For Active Stock Master Portfolio compliance purposes, the Active Stock Master Portfolio’s sector classifications refer to any one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Active Stock Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

CoreAlpha Bond Master Portfolio

Portfolio Composition	Percent of Long-Term Investments

U.S. Government Sponsored Agency Securities	51%
Corporate Bonds	22
U.S. Treasury Obligations	16
Asset-Backed Securities	6
Non-Agency Mortgage-Backed Securities	3
Foreign Agency Obligations	1
Taxable Municipal Bonds	1

Credit Quality Allocation[1]	Percent of Long-Term Investments

AAA/Aaa[2]	69%
AA/Aa	5
A	11
BBB/Baa	12
BB/Ba	2
B	1

[1]	Using the higher of Standard & Poor’s (“S&P’s”) or Moody’s Investors Service.

[2]	Includes US Government Sponsored Agency Securities which were deemed AAA/Aaa by the investment advisor.

The Portfolio allocation and holdings listed above are current as of the report date. However, the Portfolios are regularly monitored and their composition may vary throughout various periods.

BLACKROCK FUNDS III	DECEMBER 31, 2011	95

Schedule of Investments December 31, 2011	LifePath Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 37.6%
Active Stock Master Portfolio	$298,043,934	$298,043,934
ACWI ex-US Index Master Portfolio	$5,548,263	5,548,263
iShares Cohen & Steers Realty Majors Index Fund (b)	19,438	1,364,936
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	59,926	1,513,132
iShares MSCI Canada Index Fund	520,174	13,836,628
iShares MSCI EAFE Index Fund (b)	1,903,131	94,262,079
iShares MSCI EAFE Small Cap Index Fund	354,938	12,337,645
iShares MSCI Emerging Markets Index Fund (b)	939,069	35,628,278
Master Small Cap Index Series	$59,483,717	59,483,717

		522,018,612
Fixed Income Funds — 61.3%
CoreAlpha Bond Master Portfolio	$725,793,169	725,793,169
iShares Barclays TIPS Bond Fund (b)	1,059,111	123,587,662

		849,380,831

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 1.8%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	19,603,098	$19,603,098
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	5,266,000	5,266,000

		24,869,098
Total Affiliated Investment Companies (Cost — $1,335,228,205*) — 100.7%		1,396,268,541
Liabilities in Excess of Other Assets — (0.7)%		(9,235,992)

Net Assets — 100.0%		$1,387,032,549

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,337,550,173

Gross unrealized appreciation	$65,435,441
Gross unrealized depreciation	(6,717,073)

Net unrealized appreciation	$58,718,368

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased	Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$272,611,476	$25,432,458[1]	—	$298,043,934	$298,043,934	$22,428,246	$5,383,629
ACWI ex-US Index Master Portfolio	—	$5,548,263[1]	—	$5,548,263	$5,548,263	$85,672	$18,386
BlackRock Cash Funds: Institutional, SL Agency Shares	75,437,346	—	(55,834,248)[2]	19,603,098	$19,603,098	—	$204,623
BlackRock Cash Funds: Prime, SL Agency Shares	11,685,473	—	(6,419,473)[2]	5,266,000	$5,266,000	—	$67,381
CoreAlpha Bond Master Portfolio	$711,674,200	$14,118,969[1]	—	$725,793,169	$725,793,169	$23,465,567	$25,344,759
iShares Barclays TIPS Bond Fund	1,104,097	46,057	(91,043)	1,059,111	$123,587,662	$674,579	$5,379,893
iShares Cohen & Steers Realty Majors Index Fund	71,293	7,507	(59,362)	19,438	$1,364,936	$1,361,719	$133,951
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	211,940	43,962	(195,976)	59,926	$1,513,132	$1,181,996	$255,601
iShares MSCI Canada Index Fund	402,132	123,033	(4,991)	520,174	$13,836,628	$(7,114)	$248,911
iShares MSCI EAFE Index Fund	1,493,685	576,229	(166,783)	1,903,131	$94,262,079	$132,261	$2,850,197
iShares MSCI EAFE Small Cap Index Fund	273,404	81,534	—	354,938	$12,337,645	—	$366,645
iShares MSCI Emerging Markets Index Fund	740,724	258,673	(60,328)	939,069	$35,628,278	$(536,765)	$683,110
iShares S&P MidCap 400 Index Fund	761,894	—	(761,894)	—	—	$25,915,728	$322,015
iShares S&P SmallCap 600 Index Fund	415,539	12,376	(427,915)	—	—	$10,424,571	$109,696
Master Small Cap Index Series	—	$59,483,717[1]	—	$59,483,717	$59,483,717	$(1,699,687)	$457,887

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

96	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath Retirement Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$307,399,458	$1,088,869,083	—	$1,396,268,541

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	97

Schedule of Investments December 31, 2011	LifePath 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 54.8%
Active Stock Master Portfolio	$748,693,513	$748,693,513
ACWI ex-US Index Master Portfolio	$5,969,722	5,969,722
iShares Cohen & Steers Realty Majors Index Fund (b)	513,326	36,045,752
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	1,583,649	39,987,137
iShares MSCI Canada Index Fund (b)	1,190,355	31,663,443
iShares MSCI EAFE Index Fund (b)	4,619,681	228,812,800
iShares MSCI EAFE Small Cap Index Fund	848,248	29,485,101
iShares MSCI Emerging Markets Index Fund (b)	2,251,118	85,407,417
Master Small Cap Index Series	$86,267,134	86,267,134

		1,292,332,019
Fixed Income Funds — 43.2%
CoreAlpha Bond Master Portfolio	$877,647,887	877,647,887
iShares Barclays TIPS Bond Fund	1,219,031	142,248,728

		1,019,896,615

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 5.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	101,724,838	$101,724,838
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	32,812,403	32,812,403

		134,537,241
Total Affiliated Investment Companies (Cost — $2,357,957,579*) — 103.7%		2,446,765,875
Liabilities in Excess of Other Assets — (3.7)%		(88,183,191)

Net Assets — 100.0%		$2,358,582,684

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,377,222,558

Gross unrealized appreciation	$103,886,437
Gross unrealized depreciation	(34,343,120)

Net unrealized appreciation	$69,543,317

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$724,236,224	$24,457,289	[1]	—	$748,693,513	$748,693,513	$58,838,672	$14,166,619
ACWI ex-US Index Master Portfolio	—	$5,969,722	[1]	—	$5,969,722	$5,969,722	$87,730	$19,167
BlackRock Cash Funds: Institutional, SL Agency Shares	181,776,362	—		(80,051,524)[2]	101,724,838	$101,724,838	—	$467,011
BlackRock Cash Funds: Prime, SL Agency Shares	28,477,459	4,334,944	[1]	—	32,812,403	$32,812,403	—	$154,523
CoreAlpha Bond Master Portfolio	$819,101,109	$58,546,778	[1]	—	$877,647,887	$877,647,887	$25,827,939	$30,332,653
iShares Barclays TIPS Bond Fund	1,198,837	111,814		(91,620)	1,219,031	$142,248,728	$574,348	$6,162,563
iShares Cohen & Steers Realty Majors Index Fund	523,257	8,750		(18,681)	513,326	$36,045,752	$(90,746)	$1,080,344
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	1,606,198	58,027		(80,576)	1,583,649	$39,987,137	$(710,751)	$1,763,041
iShares MSCI Canada Index Fund	978,834	211,521		—	1,190,355	$31,663,443	—	$635,392
iShares MSCI EAFE Index Fund	3,855,084	1,269,269		(504,672)	4,619,681	$228,812,800	$739,192	$7,184,715
iShares MSCI EAFE Small Cap Index Fund	727,889	120,359		—	848,248	$29,485,101	—	$919,980
iShares MSCI Emerging Markets Index Fund	1,894,873	452,770		(96,525)	2,251,118	$85,407,417	$(858,826)	$1,718,309
iShares S&P MidCap 400 Index Fund	1,417,544	40,265		(1,457,809)	—	—	$42,186,667	$643,284
iShares S&P SmallCap 600 Index Fund	782,366	62,304		(844,670)	—	—	$18,156,605	$218,254
Master Small Cap Index Series	—	$86,267,134	[1]	—	$86,267,134	$86,267,134	$(2,781,389)	$685,895

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

98	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2020 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$728,187,619	$1,718,578,256	—	$2,446,765,875

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	99

Schedule of Investments December 31, 2011	LifePath 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 64.5%
Active Stock Master Portfolio	$4,575,528	$4,575,528
ACWI ex-US Index Master Portfolio	$71,013	71,013
iShares Cohen & Steers Realty Majors Index Fund	3,901	273,929
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	11,898	300,425
iShares MSCI Canada Index Fund	7,352	195,563
iShares MSCI EAFE Index Fund	26,801	1,327,454
iShares MSCI EAFE Small Cap Index Fund	5,331	185,306
iShares MSCI Emerging Markets Index Fund	13,412	508,851
Master Small Cap Index Series	$412,480	412,480

		7,850,549
Fixed Income Funds — 35.0%
CoreAlpha Bond Master Portfolio	$3,701,752	3,701,752
iShares Barclays TIPS Bond Fund	4,832	563,846

		4,265,598

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 2.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	253,632	$253,632
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	77,542	77,542

		331,174

Total Affiliated Investment Companies (Cost — $12,696,665*) — 102.2%		12,447,321
Liabilities in Excess of Other Assets —(2.2)%		(269,206)

Net Assets — 100.0%		$12,178,115

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$12,696,665

Gross unrealized appreciation	$251,356
Gross unrealized depreciation	(500,700)

Net unrealized depreciation	$(249,344)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$50,786	$4,524,742	[1]	—	$4,575,528	$4,575,528	$(161,250)	$57,091
ACWI US Index Master Portfolio	—	$71,013	[1]	—	$71,013	$71,013	$101	$105
BlackRock Cash Funds: Institutional, SL Agency Shares	595	253,037	[1]	—	253,632	$253,632	—	$853
BlackRock Cash Funds: Prime, SL Agency Shares	—	77,542	[1]	—	77,542	$77,542	—	$220
Core Alpha Bond Master Portfolio	$38,127	$3,663,625	[1]	—	$3,701,752	$3,701,752	$26,344	$80,066
iShares Barclays TIPS Bond Fund	54	5,724		(946)	4,832	$563,846	$446	$16,265
iShares Cohen & Steers Realty Majors Index Fund	40	4,682		(821)	3,901	$273,929	$(164)	$5,849
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	128	13,993		(2,223)	11,898	$300,425	$(3)	$8,682
iShares MSCI Canada Index Fund	68	8,292		(1,008)	7,352	$195,563	$(250)	$3,101
iShares MSCI EAFE Index Fund	283	32,433		(5,915)	26,801	$1,327,454	$(6,669)	$33,253
iShares MSCI EAFE Small Cap Index Fund	50	6,020		(739)	5,331	$185,306	$(197)	$4,411
iShares MSCI Emerging Markets Index Fund	138	15,778		(2,504)	13,412	$508,851	$(2,063)	$8,080
iShares S&P MidCap 400 Index Fund	93	7,249		(7,342)	—	—	$(11,015)	$2,138
iShares S&P SmallCap 600 Index Fund	56	4,179		(4,235)	—	—	$(3,065)	$722
Master Small Cap Index Series	—	$412,480	[1]	—	$412,480	$412,480	$(14,056)	$3,117

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

100	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2025 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$3,686,548	$8,760,773	—	$12,447,321

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	101

Schedule of Investments December 31, 2011	LifePath 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 70.4%
Active Stock Master Portfolio	$828,107,242	$828,107,242
ACWI ex-US Index Master Portfolio	$6,940,554	6,940,554
iShares Cohen & Steers Realty Majors Index Fund (b)	779,965	54,769,142
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,439,821	61,605,480
iShares MSCI Canada Index Fund (b)	1,299,183	34,558,268
iShares MSCI EAFE Index Fund	4,939,362	244,646,600
iShares MSCI EAFE Small Cap Index Fund	909,785	31,624,127
iShares MSCI Emerging Markets Index Fund (b)	2,471,377	93,764,043
Master Small Cap Index Series	$62,185,765	62,185,765

		1,418,201,221
Fixed Income Funds — 27.8%
CoreAlpha Bond Master Portfolio	$483,730,118	483,730,118
iShares Barclays TIPS Bond Fund	647,298	75,533,204

		559,263,322

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 3.7%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	57,414,496	$57,414,496
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	18,184,839	18,184,839

		75,599,335

Total Affiliated Investment Companies (Cost — $1,997,050,211*) — 101.9%		2,053,063,878
Liabilities in Excess of Other Assets — (1.9)%		(38,953,006)

Net Assets — 100.0%		$2,014,110,872

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,023,820,706

Gross unrealized appreciation	$74,530,049
Gross unrealized depreciation	(45,286,877)

Net unrealized appreciation	$29,243,172

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$767,320,441	$60,786,801	[1]	—	$828,107,242	$828,107,242	$58,733,652	$15,638,810
ACWI ex-US Index Master Portfolio	—	$6,940,554	[1]	—	$6,940,554	$6,940,554	$72,835	$16,212
BlackRock Cash Funds: Institutional, SL Agency Shares	154,257,212	—		(96,842,716)[2]	57,414,496	$57,414,496	—	$467,638
BlackRock Cash Funds: Prime, SL Agency Shares	24,170,906	—		(5,986,067)[2]	18,184,839	$18,184,839	—	$154,786
CoreAlpha Bond Master Portfolio	$439,888,230	$43,841,888	[1]	—	$483,730,118	$483,730,118	$13,492,269	$16,445,047
iShares Barclays TIPS Bond Fund	554,791	99,927		(7,420)	647,298	$75,533,204	$24,958	$3,084,438
iShares Cohen & Steers Realty Majors Index Fund	680,971	114,140		(15,146)	779,965	$54,769,142	$(131,526)	$1,535,135
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,128,614	323,981		(12,774)	2,439,821	$61,605,480	$(63,857)	$2,435,415
iShares MSCI Canada Index Fund	1,040,900	258,283		—	1,299,183	$34,558,268	—	$685,085
iShares MSCI EAFE Index Fund	4,085,815	1,150,030		(296,483)	4,939,362	$244,646,600	$(2,614,136)	$7,815,863
iShares MSCI EAFE Small Cap Index Fund	772,751	137,034		—	909,785	$31,624,127	—	$979,136
iShares MSCI Emerging Markets Index Fund	2,015,244	567,137		(111,004)	2,471,377	$93,764,043	$(987,653)	$1,875,872
iShares S&P MidCap 400 Index Fund	1,267,897	63,261		(1,331,158)	—	—	$35,131,638	$608,602
iShares S&P SmallCap 600 Index Fund	697,237	57,617		(754,854)	—	—	$15,120,201	$201,925
Master Small Cap Index Series	—	$62,185,765	[1]	—	$62,185,765	$62,185,765	$(2,137,291)	$511,138

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

102	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2030 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$672,100,199	$1,380,963,679	—	$2,053,063,878

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	103

Schedule of Investments December 31, 2011	LifePath 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 78.7%
Active Stock Master Portfolio	$3,428,411	$3,428,411
ACWI ex-US Index Master Portfolio	$166,164	166,164
iShares Cohen & Steers Realty Majors Index Fund	3,512	246,613
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	10,719	270,655
iShares MSCI Canada Index Fund (b)	4,932	131,191
iShares MSCI EAFE Index Fund	18,186	900,752
iShares MSCI EAFE Small Cap Index Fund	3,878	134,799
iShares MSCI Emerging Markets Index Fund	9,150	347,151
Master Small Cap Index Series	$215,825	215,825

		5,841,561
Fixed Income Funds — 21.1%
CoreAlpha Bond Master Portfolio	$1,392,205	1,392,205
iShares Barclays TIPS Bond Fund	1,528	178,302

		1,570,507

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 3.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	169,991	$169,991
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	49,989	49,989

		219,980

Total Affiliated Investment Companies (Cost — $7,889,942*) — 102.8%		7,632,048
Liabilities in Excess of Other Assets — (2.8)%		(206,313)

Net Assets — 100.0%		$7,425,735

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$7,897,385

Gross unrealized appreciation	$134,771
Gross unrealized depreciation	(400,108)

Net unrealized depreciation	$(265,337)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$66,212	$3,362,199	[1]	—	$3,428,411	$3,428,411	$(122,755)	$45,833
ACWI Ex-U.S. Index Master Portfolio	—	$166,164	[1]	—	$166,164	$166,164	$289	$223
BlackRock Cash Funds: Institutional, SL Agency Shares	1,969	168,022	[1]	—	169,991	$169,991	—	$879
BlackRock Cash Funds: Prime, SL Agency Shares	—	49,989	[1]	—	49,989	$49,989	—	$260
CoreAlpha Bond Master Portfolio	$26,920	$1,365,285	[1]	—	$1,392,205	$1,392,205	$10,797	$31,947
iShares Barclays TIPS Bond Fund	26	1,704		(202)	1,528	$178,302	$(30)	$5,423
iShares Cohen & Steers Realty Majors Index Fund	69	3,823		(380)	3,512	$246,613	$10	$5,448
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	198	11,691		(1,170)	10,719	$270,655	$(847)	$8,090
iShares MSCI Canada Index Fund	87	5,402		(557)	4,932	$131,191	$(415)	$2,399
iShares MSCI EAFE Index Fund	359	20,937		(3,110)	18,186	$900,752	$(1,810)	$26,232
iShares MSCI EAFE Small Cap Index Fund	64	4,222		(408)	3,878	$134,799	$(393)	$3,497
iShares MSCI Emerging Markets Index Fund	185	10,495		(1,530)	9,150	$347,151	$(4,416)	$6,270
iShares S&P MidCap 400 Index Fund	107	4,904		(5,011)	—	—	$(7,967)	$1,575
iShares S&P SmallCap 600 Index Fund	65	2,788		(2,853)	—	—	$(2,622)	$517
Master Small Cap Index Series	—	$215,825	[1]	—	$215,825	$215,825	$(8,815)	$1,795

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

104	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2035 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$2,429,443	$5,202,605	—	$7,632,048

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	105

Schedule of Investments December 31, 2011	LifePath 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 83.0%
Active Stock Master Portfolio	$736,182,388	$736,182,388
ACWI ex-US Index Master Portfolio	$6,288,397	6,288,397
iShares Cohen & Steers Realty Majors Index Fund (b)	795,460	55,857,201
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	2,481,690	62,662,673
iShares MSCI Canada Index Fund	1,113,860	29,628,676
iShares MSCI EAFE Index Fund (b)	4,317,966	213,868,856
iShares MSCI EAFE Small Cap Index Fund	796,836	27,698,019
iShares MSCI Emerging Markets Index Fund (b)	2,136,980	81,077,021
Master Small Cap Index Series	$40,190,017	40,190,017

		1,253,453,248
Fixed Income Funds — 14.9%
CoreAlpha Bond Master Portfolio	$203,336,372	203,336,372
iShares Barclays TIPS Bond Fund	180,235	21,031,622

		224,367,994

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 4.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	46,040,413	$46,040,413
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	14,394,378	14,394,378

		60,434,791
Total Affiliated Investment Companies (Cost — $1,511,481,921*) —101.9%		1,538,256,033
Liabilities in Excess of Other Assets — (1.9)%		(28,499,769)

Net Assets — 100.0%		$1,509,756,264

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,539,444,450

Gross unrealized appreciation	$51,176,089
Gross unrealized depreciation	(52,364,506)

Net unrealized appreciation	$(1,188,417)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$687,896,852	$48,285,536	[1]	—	$736,182,388	$736,182,388	$51,290,024	$14,082,805
ACWI ex-US Index Master Portfolio	—	$6,288,397	[1]	—	$6,288,397	$6,288,397	$102,112	$20,389
BlackRock Cash Funds: Institutional, SL Agency Shares	139,976,764	—		(93,936,351)[2]	46,040,413	$46,040,413	—	$421,479
BlackRock Cash Funds: Prime, SL Agency Shares	22,015,363	—		(7,620,985)[2]	14,394,378	$14,394,378	—	$139,997
CoreAlpha Bond Master Portfolio	$177,729,200	$25,607,172	[1]	—	$203,336,372	$203,336,372	$5,430,201	$6,731,532
iShares Barclays TIPS Bond Fund	150,344	29,891		—	180,235	$21,031,622	—	$854,220
iShares Cohen & Steers Realty Majors Index Fund	693,309	124,169		(22,018)	795,460	$55,857,201	$(222,200)	$1,545,148
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	2,156,480	353,525		(28,315)	2,481,690	$62,662,673	$(141,547)	$2,448,622
iShares MSCI Canada Index Fund	949,552	164,308		—	1,113,860	$29,628,676	—	$593,663
iShares MSCI EAFE Index Fund	3,659,166	847,167		(188,367)	4,317,966	$213,868,856	$(2,977,879)	$6,963,794
iShares MSCI EAFE Small Cap Index Fund	687,000	122,228		(12,392)	796,836	$27,698,019	$(6,411)	$869,521
iShares MSCI Emerging Markets Index Fund	1,807,304	429,319		(99,643)	2,136,980	$81,077,021	$(601,975)	$1,639,479
iShares S&P MidCap 400 Index Fund	1,012,776	116,124		(1,128,900)	—	—	$27,835,692	$503,476
iShares S&P SmallCap 600 Index Fund	549,842	94,804		(644,646)	—	—	$11,698,883	$168,904
Master Small Cap Index Series	—	$40,190,017	[1]	—	$40,190,017	$40,190,017	$(1,446,699)	$342,282

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

106	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2040 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$552,258,859	$985,997,174	—	$1,538,256,033

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	107

Schedule of Investments December 31, 2011	LifePath 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 90.4%
Active Stock Master Portfolio	$1,730,629	$1,730,629
ACWI ex-US Index Master Portfolio	$106,097	106,097
iShares Cohen & Steers Realty Majors Index Fund	1,953	137,140
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	5,953	150,313
iShares MSCI Canada Index Fund	2,376	63,201
iShares MSCI EAFE Index Fund	8,758	433,784
iShares MSCI EAFE Small Cap Index Fund	1,914	66,531
iShares MSCI Emerging Markets Index Fund	4,402	167,012
Master Small Cap Index Series	$80,949	80,949

		2,935,656
Fixed Income Funds — 9.4%
CoreAlpha Bond Master Portfolio	$307,353	307,353

		307,353

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 3.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	80,415	$80,415
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	24,127	24,127

		104,542
Total Affiliated Investment Companies (Cost — $3,460,946*) — 103.0%		3,347,551
Liabilities in Excess of Other Assets — (3.0)%		(99,023)

Net Assets — 100.0%		$3,248,528

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$3,462,930

Gross unrealized appreciation	$55,270
Gross unrealized depreciation	(170,649)

Net unrealized depreciation	$(115,379)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$72,994	$1,657,635	[1]	—	$1,730,629	$1,730,629	$(61,340)	$20,925
ACWI Ex-U.S. Index Master Portfolio	—	$106,097	[1]	—	$106,097	$106,097	$240	$173
BlackRock Cash Funds: Institutional, SL Agency Shares	823	79,592	[1]	—	80,415	$80,415	—	$347
BlackRock Cash Funds: Prime, SL Agency Shares	—	24,127	[1]	—	24,127	$24,127	—	$103
CoreAlpha Bond Master Portfolio	$9,261	$298,092	[1]	—	$307,353	$307,353	$1,954	$5,769
iShares Cohen & Steers Realty Majors Index Fund	72	2,330		(449)	1,953	$137,140	$(208)	$2,806
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	229	7,094		(1,370)	5,953	$150,313	$(756)	$3,998
iShares MSCI Canada Index Fund	99	2,926		(649)	2,376	$63,201	$(306)	$1,122
iShares MSCI EAFE Index Fund	408	11,294		(2,944)	8,758	$433,784	$(1,496)	$12,172
iShares MSCI EAFE Small Cap Index Fund	73	2,263		(422)	1,914	$66,531	$(379)	$1,690
iShares MSCI Emerging Markets Index Fund	189	5,651		(1,438)	4,402	$167,012	$(3,252)	$2,955
iShares S&P MidCap 400 Index Fund	115	2,426		(2,541)	—	—	$(2,489)	$660
iShares S&P SmallCap 600 Index Fund	65	1,317		(1,382)	—	—	$(470)	$213
Master Small Cap Index Series	—	$80,949	[1]	—	$80,949	$80,949	$(3,004)	$636

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

108	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2045 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$1,122,523	$2,225,028	—	$3,347,551

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	109

Schedule of Investments December 31, 2011	LifePath 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 91.4%
Active Stock Master Portfolio	$96,212,649	$96,212,649
ACWI ex-US Index Master Portfolio	$2,165,187	2,165,187
iShares Cohen & Steers Realty Majors Index Fund	116,706	8,195,095
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	358,521	9,052,655
iShares MSCI Canada Index Fund (b)	147,564	3,925,202
iShares MSCI EAFE Index Fund (b)	541,724	26,831,590
iShares MSCI EAFE Small Cap Index Fund	109,510	3,806,568
iShares MSCI Emerging Markets Index Fund	274,352	10,408,915
Master Small Cap Index Series	$3,997,168	3,997,168

		164,595,029
Fixed Income Funds — 4.0%
CoreAlpha Bond Master Portfolio	$7,200,788	7,200,788

		7,200,788

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 4.6%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	6,374,294	$6,374,294
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	1,943,189	1,943,189

		8,317,483
Total Affiliated Investment Companies (Cost — $180,980,037*) — 100.0%		180,113,300
Liabilities in Excess of Other Assets — (0.0)%		(26,522)

Net Assets — 100.0%		$180,086,778

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$181,861,372

Gross unrealized appreciation	$3,537,943
Gross unrealized depreciation	(5,286,015)

Net unrealized depreciation	$(1,748,072)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Interest Income
Active Stock Master Portfolio	$61,094,483	$35,118,166	[1]	—	$96,212,649	$96,212,649	$3,088,398	$1,629,052
ACWI ex-US Index Master Portfolio	—	$2,165,187	[1]	—	$2,165,187	$2,165,187	$4,198	$5,004
BlackRock Cash Funds: Institutional, SL Agency Shares	11,027,847	—		(4,653,553)[2]	6,374,294	$6,374,294	—	$41,609
BlackRock Cash Funds: Prime, SL Agency Shares	1,709,851	233,338	[1]	—	1,943,189	$1,943,189	—	$13,579
CoreAlpha Bond Master Portfolio	$2,094,794	$5,105,994	[1]	—	$7,200,788	$7,200,788	$51,933	$139,529
iShares Cohen & Steers Realty Majors Index Fund	67,805	51,763		(2,862)	116,706	$8,195,095	$12,952	$203,859
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	211,207	153,316		(6,002)	358,521	$9,052,655	$(43,287)	$296,604
iShares MSCI Canada Index Fund	85,268	68,736		(6,440)	147,564	$3,925,202	$(25,329)	$76,712
iShares MSCI EAFE Index Fund	326,243	240,053		(24,572)	541,724	$26,831,590	$(210,549)	$825,763
iShares MSCI EAFE Small Cap Index Fund	62,233	50,790		(3,513)	109,510	$3,806,568	$(23,685)	$109,727
iShares MSCI Emerging Markets Index Fund	160,758	125,064		(11,470)	274,352	$10,408,915	$(102,045)	$200,925
iShares S&P MidCap 400 Index Fund	86,290	40,925		(127,215)	—	—	$2,131,959	$52,811
iShares S&P SmallCap 600 Index Fund	47,346	24,960		(72,306)	—	—	$912,548	$17,733
Master Small Cap Index Series	—	$3,997,168	[1]	—	$3,997,168	$3,997,168	$(181,017)	$38,311

[1]	Represents net shares/beneficial interest purchased.

[2]	Represents net shares sold.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

110	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2050 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$70,537,508	$109,575,792	—	$180,113,300

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	111

Schedule of Investments December 31, 2011	LifePath 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 99.0%
Active Stock Master Portfolio	$275,426	$275,426
ACWI ex-US Index Master Portfolio	$31,897	31,897
iShares Cohen & Steers Realty Majors Index Fund	366	25,701
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund (b)	1,088	27,472
iShares MSCI Canada Index Fund	355	9,443
iShares MSCI EAFE Index Fund	1,302	64,488
iShares MSCI EAFE Small Cap Index Fund	315	10,949
iShares MSCI Emerging Markets Index Fund	655	24,851
Master Small Cap Index Series	$18,578	18,578

		488,805
Fixed Income Funds — 1.0%
CoreAlpha Bond Master Portfolio	$4,789	4,789

		4,789

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 3.0%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)	12,295	$12,295
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)	2,603	2,603

		14,898
Total Affiliated Investment Companies (Cost — $507,475*) — 103.0%		508,492
Liabilities in Excess of Other Assets — (3.0)%		(14,846)

Net Assets —100.0%		$493,646

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$507,639

Gross unrealized appreciation	$11,349
Gross unrealized depreciation	(10,496)

Net unrealized appreciation	$853

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/ Beneficial Interest Held at December 31, 2010	Shares/ Beneficial Interest Purchased		Shares/ Beneficial Interest Sold	Shares/ Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
Active Stock Master Portfolio	$74,649	$200,777	[1]	—	$275,426	$275,426	$3,305	$2,996
ACWI Ex-U.S. Index Master Portfolio	—	$31,897	[1]	—	$31,897	$31,897	$95	$56
BlackRock Cash Funds: Institutional, SL Agency Shares	5,486	6,809	[1]	—	12,295	$12,295	—	$12
BlackRock Cash Funds: Prime, SL Agency Shares	744	1,859	[1]	—	2,603	$2,603	—	$43
CoreAlpha Bond Master Portfolio	$1,390	$3,399	[1]	—	$4,789	$4,789	$35	$97
iShares Cohen & Steers Realty Majors Index Fund	76	396		(106)	366	$25,701	$92	$423
iShares FTSE EPRA/NAREIT Developed Real Estate ex-U.S. Index Fund	243	1,138		(293)	1,088	$27,472	$(113)	$493
iShares MSCI Canada Index Fund	109	415		(169)	355	$9,443	$(36)	$155
iShares MSCI EAFE Index Fund	450	1,595		(743)	1,302	$64,488	$597	$1,602
iShares MSCI EAFE Small Cap Index Fund	80	345		(110)	315	$10,949	$7	$250
iShares MSCI Emerging Markets Index Fund	208	791		(344)	655	$24,851	$(308)	$396
iShares S&P MidCap 400 Index Fund	143	316		(459)	—	—	$2,559	$97
iShares S&P SmallCap 600 Index Fund	76	160		(236)	—	—	$910	$30
Master Small Cap Index Series	—	$18,578	[1]	—	$18,578	$18,578	$(1,369)	$267

[1]	Represents net shares/beneficial interest purchased.

(b)	Security, or a portion of security, is on loan.

(c)	Represents the current yield as of report date.

(d)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•	Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative

See Notes to Financial Statements.

112	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	LifePath 2055 Master Portfolio

financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$177,802	$330,690	—	$508,492

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	113

Schedule of Investments December 31, 2011	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Discretionary — 13.0%
Auto Components — 0.5%
BorgWarner, Inc. (a)	30,800	$1,963,191
Federal-Mogul Corp. (a)	6,131	90,432
Johnson Controls, Inc.	225,300	7,042,878
Lear Corp.	12,139	483,132
TRW Automotive Holdings Corp. (a)	21,310	694,706
WABCO Holdings, Inc. (a)	54,779	2,377,409

		12,651,748
Automobiles — 0.3%
General Motors Co. (a)	102,479	2,077,249
Harley-Davidson, Inc.	52,000	2,021,240
Tesla Motors, Inc. (a)	113,700	3,247,272

		7,345,761
Diversified Consumer Services — 0.8%
Apollo Group, Inc., Class A (a)	270,765	14,586,111
Career Education Corp. (a)	10,620	84,641
ITT Educational Services, Inc. (a)(b)	70,363	4,002,951
Weight Watchers International, Inc.	76,000	4,180,760

		22,854,463
Hotels, Restaurants & Leisure — 1.8%
Chipotle Mexican Grill, Inc. (a)	9,502	3,209,205
International Game Technology	286,000	4,919,201
Las Vegas Sands Corp. (a)	144,200	6,161,666
Marriott Vacations Worldwide Corp. (a)	1,747	29,979
McDonald’s Corp.	202,838	20,350,737
Penn National Gaming, Inc. (a)	56,961	2,168,505
Starbucks Corp.	138,800	6,386,188
Starwood Hotels & Resorts Worldwide, Inc.	2	96
Wynn Resorts Ltd. (b)	40,802	4,508,213

		47,733,790
Household Durables — 0.8%
Garmin Ltd.	113,000	4,498,530
NVR, Inc. (a)	4,466	3,063,676
Stanley Black & Decker, Inc.	80,900	5,468,840
Tempur-Pedic International, Inc. (a)	88,936	4,671,808
Tupperware Brands Corp.	70,003	3,918,068

		21,620,922
Internet & Catalog Retail — 0.7%
Amazon.com, Inc. (a)	62,400	10,801,440
Expedia, Inc.	84,000	2,437,680
NetFlix, Inc. (a)	2,337	161,931
priceline.com, Inc. (a)	8,112	3,794,063
TripAdvisor, Inc. (a)	84,000	2,117,640

		19,312,754
Leisure Equipment & Products — 0.4%
Hasbro, Inc. (b)	13,526	431,344
Mattel, Inc.	105,604	2,931,567
Polaris Industries, Inc. (b)	121,486	6,800,786

		10,163,697
Media — 3.7%
Cablevision Systems Corp. (b)	129,434	1,840,551
CBS Corp., Class B	174,000	4,722,360
Comcast Corp, Class A	823,950	19,448,450
DIRECTV, Class A (a)	234,143	10,011,955
DISH Network Corp.	165,000	4,699,200
Interpublic Group of Cos., Inc.	488,000	4,748,240
John Wiley & Sons, Inc., Class A	93,000	4,129,200
Liberty Media Corp.—Liberty Capital (a)(b)	5,259	410,465
The McGraw-Hill Cos., Inc.	53,330	2,398,250
Scripps Networks Interactive, Inc., Class A (b)	110,259	4,677,187

Common Stocks	Shares	Value

Consumer Discretionary (concluded)
Media (concluded)
Time Warner Cable, Inc. (b)	121,082	$7,697,183
Time Warner, Inc.	308,100	11,134,734
Viacom, Inc., Class B	357,788	16,247,153
The Walt Disney Co.	185,300	6,948,750
The Washington Post Co., Class B (b)	3,693	1,391,559

		100,505,237
Multiline Retail — 0.5%
Dollar Tree, Inc. (a)	59,275	4,926,345
Family Dollar Stores, Inc.	5,202	299,947
J.C. Penney Co., Inc.	3	106
Macy’s, Inc.	146,000	4,698,280
Nordstrom, Inc.	97,000	4,821,870

		14,746,548
Specialty Retail — 2.3%
AutoZone, Inc. (a)	29,700	9,651,609
Bed Bath & Beyond, Inc. (a)	112,414	6,516,640
Best Buy Co., Inc. (b)	32,939	769,784
Chico’s FAS, Inc.	307,000	3,419,980
The Home Depot, Inc.	339,200	14,259,968
Limited Brands, Inc.	174,900	7,057,215
PetSmart, Inc.	102,000	5,231,580
Ross Stores, Inc. (b)	102,996	4,895,400
Signet Jewelers Ltd. (b)	35,885	1,577,505
Tiffany & Co.	71,200	4,717,712
Williams-Sonoma, Inc.	119,000	4,581,500

		62,678,893
Textiles, Apparel & Luxury Goods — 1.2%
Coach, Inc.	250,519	15,291,680
Michael Kors Holdings Ltd. (a)	26,600	724,850
NIKE, Inc., Class B	41,145	3,965,143
PVH Corp.	64,000	4,511,360
Ralph Lauren Corp. (b)	897	123,858
VF Corp.	57,500	7,301,925

		31,918,816
Total Consumer Discretionary		351,532,629
Consumer Staples — 10.3%
Beverages — 1.9%
Brown-Forman Corp., Class B (b)	16,214	1,305,389
The Coca-Cola Co. (b)	347,681	24,327,240
Coca-Cola Enterprises, Inc.	190,000	4,898,200
Dr Pepper Snapple Group, Inc.	173,413	6,846,345
Monster Beverage Corp.	50,421	4,645,791
PepsiCo, Inc.	154,100	10,224,535

		52,247,500
Food & Staples Retailing — 1.6%
Costco Wholesale Corp.	13,688	1,140,484
CVS Caremark Corp.	57,699	2,352,965
The Kroger Co.	654,700	15,856,834
Wal-Mart Stores, Inc.	239,386	14,305,707
Walgreen Co. (b)	119,492	3,950,406
Whole Foods Market, Inc. (b)	69,141	4,810,831

		42,417,227
Food Products — 3.0%
Archer Daniels Midland Co.	414,700	11,860,420
Campbell Soup Co.	144,000	4,786,560
ConAgra Foods, Inc.	180,000	4,752,000
General Mills, Inc.	203,000	8,203,230
Green Mountain Coffee Roasters, Inc. (a)	21,300	955,305
H.J. Heinz Co.	71,200	3,847,648

See Notes to Financial Statements.

114	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Consumer Staples (concluded)
Food Products (concluded)
The Hershey Co.	79,807	$4,930,476
The J.M. Smucker Co.	19,517	1,525,644
Kraft Foods, Inc., Class A	137,400	5,133,264
Mead Johnson Nutrition Co.	119,303	8,199,695
Ralcorp Holdings, Inc. (a)	2,345	200,498
Tyson Foods, Inc., Class A	37,929	782,855
Unilever NV	735,400	25,275,698

		80,453,293
Household Products — 1.7%
The Clorox Co. (b)	5,681	378,127
Colgate-Palmolive Co.	35,493	3,279,198
Kimberly-Clark Corp.	195,500	14,380,980
The Procter & Gamble Co.	428,212	28,566,023

		46,604,328
Personal Products — 0.3%
Herbalife Ltd.	184,835	9,550,424
Tobacco — 1.8%
Altria Group, Inc.	114,600	3,397,890
Lorillard, Inc. (b)	92,066	10,495,524
Philip Morris International, Inc.	453,004	35,551,754

		49,445,168
Total Consumer Staples		280,717,940
Energy — 11.6%
Energy Equipment & Services — 2.4%
Baker Hughes, Inc.	2,900	141,056
Ensco International Plc	223,500	10,486,620
Exterran Holdings, Inc. (a)	52,541	478,123
Halliburton Co.	439,371	15,162,693
McDermott International, Inc. (a)	121,202	1,395,035
National Oilwell Varco, Inc.	73,200	4,976,868
Noble Corp. (a)	503,300	15,209,726
Oil States International, Inc. (a)	27,013	2,062,983
Schlumberger Ltd.	193,854	13,242,167
SEACOR Holdings, Inc. (a)(b)	15,804	1,405,924

		64,561,195
Oil, Gas & Consumable Fuels — 9.2%
Alpha Natural Resources, Inc. (a)	150,488	3,074,470
Anadarko Petroleum Corp.	116,500	8,892,445
Apache Corp.	23,902	2,165,043
Chevron Corp. (b)	356,556	37,937,558
ConocoPhillips	218,870	15,949,057
CONSOL Energy, Inc.	19,700	722,990
Devon Energy Corp.	352,631	21,863,122
El Paso Corp.	32,818	871,974
EQT Corp.	78,200	4,284,578
Exxon Mobil Corp. (b)	986,091	83,581,073
Hess Corp.	29,600	1,681,280
HollyFrontier Corp.	265,250	6,206,850
Kinder Morgan, Inc.	35,500	1,142,035
Kosmos Energy Ltd. (a)(b)	7,635	93,605
Marathon Oil Corp.	532,400	15,583,348
Marathon Petroleum Corp. (b)	159,014	5,293,576
Murphy Oil Corp.	77,200	4,303,128
Occidental Petroleum Corp.	64,200	6,015,540
Peabody Energy Corp.	268,400	8,886,724
QEP Resources, Inc.	6,772	198,420
Range Resources Corp.	125,000	7,742,500
Southern Union Co.	5,313	223,730
Spectra Energy Corp.	98,100	3,016,575

Common Stocks	Shares	Value

Energy (concluded)
Oil, Gas & Consumable Fuels (concluded)
Total SA	183,700	$9,388,907
Valero Energy Corp.	107,754	2,268,222

		251,386,750
Total Energy		315,947,945
Financials — 11.5%
Capital Markets — 0.6%
Ameriprise Financial, Inc. (b)	99,785	4,953,327
The Bank of New York Mellon Corp.	56,406	1,123,043
E*Trade Financial Corp. (a)	5,936	47,251
Franklin Resources, Inc.	17,262	1,658,188
The Goldman Sachs Group, Inc.	15,331	1,386,382
Jefferies Group, Inc.	273,200	3,756,500
Morgan Stanley	232,900	3,523,777

		16,448,468
Commercial Banks — 2.8%
Associated Banc-Corp.	8,955	100,027
BOK Financial Corp. (b)	2,082	114,364
City National Corp. (b)	57,345	2,533,502
First Citizens Bancshares, Inc., Class A	2,736	478,773
First Republic Bank (a)	46,248	1,415,651
Huntington Bancshares, Inc.	9,553	52,446
M&T Bank Corp.	41,415	3,161,621
Regions Financial Corp.	344,654	1,482,012
SunTrust Banks, Inc.	156,432	2,768,847
SVB Financial Group (a)	2,938	140,113
U.S. Bancorp	726,500	19,651,825
Wells Fargo & Co.	1,566,992	43,186,300

		75,085,481
Consumer Finance — 0.5%
American Express Co.	127,900	6,033,043
Capital One Financial Corp.	85,979	3,636,052
Discover Financial Services	184,004	4,416,096

		14,085,191
Diversified Financial Services — 2.9%
Bank of America Corp.	379,993	2,112,761
Citigroup, Inc.	725,603	19,090,615
CME Group, Inc.	13,430	3,272,488
JPMorgan Chase & Co.	1,419,213	47,188,832
Moody’s Corp.	3	101
The NASDAQ OMX Group, Inc. (a)	203,187	4,980,114
NYSE Euronext	73,148	1,909,163

		78,554,074
Insurance — 4.2%
ACE Ltd.	211,902	14,858,568
Aflac, Inc.	209,802	9,076,035
Allied World Assurance Co. Holdings Ltd.	55,810	3,512,123
American National Insurance Co.	2,324	169,722
Aspen Insurance Holdings Ltd.	60,264	1,596,996
Axis Capital Holdings Ltd.	52,303	1,671,604
Berkshire Hathaway, Inc., Class B (a)	16,835	1,284,510
Brown & Brown, Inc.	6,021	136,255
Chubb Corp.	94,300	6,527,446
Endurance Specialty Holdings Ltd.	39,241	1,500,968
First American Financial Corp.	5,216	66,087
The Hanover Insurance Group, Inc. (b)	49,563	1,732,227
Hartford Financial Services Group, Inc.	443,200	7,202,000
Kemper Corp.	3	88
Lincoln National Corp.	180,900	3,513,078
MetLife, Inc.	541,300	16,877,734

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	115

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Financials (concluded)
Insurance (concluded)
PartnerRe Ltd.	58,699	$3,769,063
Prudential Financial, Inc.	247,900	12,424,748
RenaissanceRe Holdings Ltd.	1	74
Transatlantic Holdings, Inc.	2,667	145,965
The Travelers Cos., Inc.	487,882	28,867,978
Willis Group Holdings Plc	6	233

		114,933,502
Real Estate Investment Trusts (REITs) — 0.5%
Brandywine Realty Trust	70,506	669,807
Camden Property Trust	14,702	915,053
CommonWealth REIT	23,499	391,023
Home Properties, Inc. (b)	14,103	811,910
Hospitality Properties Trust	9,503	218,379
Host Hotels & Resorts, Inc.	11,025	162,839
Liberty Property Trust	22,563	696,745
National Retail Properties, Inc.	3,972	104,781
Public Storage	1,367	183,807
Rayonier, Inc. (b)	108,298	4,833,317
Taubman Centers, Inc.	8,269	513,505
UDR, Inc.	3,288	82,529
Ventas, Inc.	13,382	737,750
Vornado Realty Trust	18,395	1,413,840
Weyerhaeuser Co.	111,900	2,089,173

		13,824,458
Real Estate Management & Development — 0.0%
The Howard Hughes Corp. (a)	8,423	372,044
Thrifts & Mortgage Finance — 0.0%
First Niagara Financial Group, Inc.	12,935	111,629
Total Financials		313,414,847
Health Care — 13.0%
Biotechnology — 1.9%
Alexion Pharmaceuticals, Inc. (a)	7,538	538,967
Amgen, Inc.	194,800	12,508,108
Biogen Idec, Inc. (a)	169,043	18,603,182
Celgene Corp. (a)	27,142	1,834,799
Gilead Sciences, Inc. (a)	224,592	9,192,551
Myriad Genetics, Inc. (a)	246,547	5,162,694
United Therapeutics Corp. (a)	63,116	2,982,231

		50,822,532
Health Care Equipment & Supplies — 1.9%
Alere, Inc. (a)	11,895	274,656
Baxter International, Inc.	179,600	8,886,608
C.R. Bard, Inc.	58,000	4,959,000
The Cooper Cos., Inc. (b)	15,977	1,126,698
Hill-Rom Holdings, Inc.	108,000	3,638,520
Intuitive Surgical, Inc. (a)	11,599	5,370,453
Medtronic, Inc.	498,341	19,061,543
Sirona Dental Systems, Inc. (a)	24,007	1,057,268
Stryker Corp. (b)	109,785	5,457,413
Thoratec Corp. (a)(b)	29,104	976,730

		50,808,889
Health Care Providers & Services — 2.1%
Aetna, Inc.	198,900	8,391,591
AMERIGROUP Corp. (a)	76,000	4,490,080
AmerisourceBergen Corp.	322,800	12,004,932
Cardinal Health, Inc.	208,000	8,446,880
Express Scripts, Inc. (a)	21,843	976,164
HCA Holdings, Inc. (a)	107,196	2,361,528
Health Management Associates, Inc. (a)	509,000	3,751,330
Humana, Inc.	7,289	638,589

Common Stocks	Shares	Value

Health Care (concluded)
Health Care Providers & Services (concluded)
McKesson Corp.	86,136	$6,710,856
Medco Health Solutions, Inc. (a)	91,109	5,092,993
WellCare Health Plans, Inc. (a)	1,306	68,565
WellPoint, Inc. (b)	66,230	4,387,737

		57,321,245
Health Care Technology — 0.3%
Cerner Corp. (a)	124,300	7,613,375
SXC Health Solutions Corp. (a)	9,717	548,816

		8,162,191
Life Sciences Tools & Services — 0.2%
Agilent Technologies, Inc. (a)	144,000	5,029,920
Bio-Rad Laboratories, Inc., Class A (a)	1,102	105,836
Thermo Fisher Scientific, Inc. (a)	41,197	1,852,629

		6,988,385
Pharmaceuticals — 6.6%
Abbott Laboratories	330,549	18,586,770
Allergan, Inc.	61,900	5,431,106
Bristol-Myers Squibb Co.	374,752	13,206,261
Eli Lilly & Co.	378,491	15,730,086
Forest Laboratories, Inc. (a)	99,053	2,997,344
Hospira, Inc. (a)	38,840	1,179,571
Johnson & Johnson	491,005	32,200,108
Medicis Pharmaceutical Corp., Class A (b)	26,840	892,430
Merck & Co., Inc.	889,530	33,535,281
Pfizer, Inc.	2,142,278	46,358,896
Valeant Pharmaceuticals International, Inc. (a)	55,500	2,591,295
Warner Chilcott Plc, Class A (a)	438,257	6,630,828

		179,339,976
Total Health Care		353,443,218
Industrials — 10.6%
Aerospace & Defense — 3.7%
Alliant Techsystems, Inc. (b)	28,503	1,629,231
The Boeing Co.	272,295	19,972,838
Esterline Technologies Corp. (a)	2,581	144,459
Exelis, Inc.	36,960	334,488
General Dynamics Corp.	99,065	6,578,907
Goodrich Corp.	5,435	672,309
Honeywell International, Inc.	283,200	15,391,920
L-3 Communications Holdings, Inc. (b)	38,171	2,545,242
Lockheed Martin Corp.	75,000	6,067,500
Northrop Grumman Corp. (b)	147,949	8,652,058
Precision Castparts Corp.	38,501	6,344,580
Raytheon Co.	163,100	7,890,778
Rockwell Collins, Inc.	23,100	1,279,047
Textron, Inc.	405,300	7,493,997
United Technologies Corp.	199,202	14,559,674

		99,557,028
Air Freight & Logistics — 0.3%
C.H. Robinson Worldwide, Inc. (b)	58,512	4,082,967
United Parcel Service, Inc., Class B	66,000	4,830,540
UTi Worldwide, Inc. (b)	4,755	63,194

		8,976,701
Airlines — 0.5%
Copa Holdings SA (b)	12,458	730,911
Delta Air Lines, Inc. (a)	1,188,200	9,612,538
Southwest Airlines Co.	503,000	4,305,680

		14,649,129

See Notes to Financial Statements.

116	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Industrials (concluded)
Commercial Services & Supplies — 0.2%
Copart, Inc. (a)	22,209	$1,063,589
Iron Mountain, Inc.	151,000	4,650,800

		5,714,389
Construction & Engineering — 0.9%
Chicago Bridge & Iron Co. NV	124,000	4,687,200
Fluor Corp.	76,000	3,819,000
Jacobs Engineering Group, Inc. (a)	297,900	12,088,782
KBR, Inc.	155,000	4,319,850

		24,914,832
Electrical Equipment — 0.1%
Rockwell Automation, Inc.	26,000	1,907,620
Industrial Conglomerates — 2.3%
3M Co.	113,609	9,285,264
General Electric Co.	1,855,762	33,236,697
Tyco International Ltd.	392,221	18,320,643

		60,842,604
Machinery — 1.8%
Caterpillar, Inc.	124,100	11,243,460
CNH Global NV (a)(b)	41,397	1,489,878
Cummins, Inc.	29,450	2,592,189
Danaher Corp.	260,800	12,268,032
Deere & Co.	143,500	11,099,725
Eaton Corp.	138,700	6,037,611
Gardner Denver, Inc. (b)	3,592	276,799
Harsco Corp.	45,336	933,015
Navistar International Corp. (a)	1,602	60,684
Terex Corp. (a)	171,500	2,316,965
Xylem, Inc.	53,381	1,371,358

		49,689,716
Professional Services — 0.2%
Manpower, Inc.	117,195	4,189,721
Nielsen Holdings NV (a)	2,475	73,483
Verisk Analytics, Inc., Class A (a)	10,623	426,301

		4,689,505
Road & Rail — 0.5%
Canadian National Railway Co.	88,200	6,928,992
CSX Corp.	2,653	55,872
Union Pacific Corp.	56,809	6,018,346

		13,003,210
Trading Companies & Distributors — 0.1%
Air Lease Corp. (a)	16,109	381,944
WESCO International, Inc. (a)(b)	42,457	2,250,646

		2,632,590
Total Industrials		286,577,324
Information Technology — 19.0%
Communications Equipment — 1.5%
Acme Packet, Inc. (a)(b)	19,790	611,709
Cisco Systems, Inc.	895,377	16,188,416
EchoStar Corp. (a)	16,430	344,044
F5 Networks, Inc. (a)	12,783	1,356,532
Juniper Networks, Inc. (a)	20,909	426,753
Motorola Mobility Holdings, Inc. (a)	8,386	325,377
Polycom, Inc. (a)	57,756	941,423
QUALCOMM, Inc.	365,234	19,978,300
Riverbed Technology, Inc. (a)	6,793	159,635

		40,332,189

Common Stocks	Shares	Value

Information Technology (continued)
Computers & Peripherals — 3.2%
Apple, Inc. (a)	181,244	$73,403,820
Dell, Inc. (a)	384,000	5,617,920
Hewlett-Packard Co.	44,137	1,136,969
QLogic Corp. (a)	295,000	4,425,000
SanDisk Corp. (a)	72,000	3,543,120

		88,126,829
Electronic Equipment, Instruments & Components — 1.0%
Corning, Inc.	1,606,840	20,856,783
Dolby Laboratories, Inc., Class A (a)(b)	89,379	2,726,953
IPG Photonics Corp. (a)(b)	11,658	394,857
Jabil Circuit, Inc.	234,000	4,600,440

		28,579,033
Internet Software & Services — 1.6%
eBay, Inc. (a)	172,700	5,237,991
Google, Inc., Class A (a)	46,207	29,845,101
IAC/InterActiveCorp (b)	82,358	3,508,451
Rackspace Hosting, Inc. (a)	87,500	3,763,375
VeriSign, Inc.	10,978	392,134
Yahoo!, Inc. (a)	56,843	916,878

		43,663,930
IT Services — 3.3%
Accenture Plc, Class A	97,962	5,214,517
Amdocs Ltd. (a)	97,978	2,795,312
Automatic Data Processing, Inc.	29,800	1,609,498
Broadridge Financial Solutions, Inc.	45,880	1,034,594
DST Systems, Inc.	88,000	4,005,760
International Business Machines Corp.	176,724	32,496,009
Lender Processing Services, Inc.	147,000	2,215,290
MasterCard, Inc., Class A	16,699	6,225,721
SAIC, Inc. (a)	341,000	4,190,890
Teradata Corp. (a)	23,925	1,160,602
VeriFone Systems, Inc. (a)	117,953	4,189,691
Visa, Inc., Class A	58,178	5,906,812
The Western Union Co.	994,700	18,163,222

		89,207,918
Semiconductors & Semiconductor Equipment — 3.8%
Altera Corp.	148,068	5,493,323
Applied Materials, Inc.	357,000	3,823,470
Avago Technologies Ltd.	316,517	9,134,681
Broadcom Corp., Class A (a)	195,800	5,748,688
First Solar, Inc. (a)(b)	11,573	390,704
Intel Corp.	527,981	12,803,539
Intersil Corp. Class A	171,000	1,785,240
KLA-Tencor Corp.	101,000	4,873,250
LSI Corp. (a)	3,231,600	19,228,020
Marvell Technology Group Ltd. (a)	415,800	5,758,830
Maxim Integrated Products, Inc.	196,000	5,103,840
Micron Technology, Inc. (a)	1,568,000	9,862,720
NVIDIA Corp. (a)	348,000	4,823,280
NXP Semiconductor NV (a)	152,800	2,348,536
Skyworks Solutions, Inc. (a)	31,454	510,184
Texas Instruments, Inc.	77,600	2,258,936
Xilinx, Inc.	271,400	8,701,084

		102,648,325
Software — 4.6%
BMC Software, Inc. (a)	95,920	3,144,258
Cadence Design Systems, Inc. (a)	408,000	4,243,200
Check Point Software Technologies (a)	126,100	6,625,294
Citrix Systems, Inc. (a)	68,011	4,129,628
Factset Research Systems, Inc. (b)	1,942	169,498

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	117

Schedule of Investments (continued)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

Common Stocks	Shares	Value

Information Technology (concluded)
Software (concluded)
Fortinet, Inc. (a)	204,000	$4,449,240
MICROS Systems, Inc. (a)	40,833	1,902,001
Microsoft Corp.	2,684,618	69,692,683
Oracle Corp.	146,785	3,765,035
Red Hat, Inc. (a)	143,100	5,908,599
Rovi Corp. (a)	15,385	378,163
Salesforce.com, Inc. (a)	59,701	6,057,264
Solera Holdings, Inc.	4,426	197,134
Symantec Corp. (a)	336,000	5,258,400
TIBCO Software, Inc. (a)	167,790	4,011,859
VMware, Inc., Class A (a)	46,490	3,867,503

		123,799,759
Total Information Technology		516,357,983
Materials — 4.0%
Chemicals — 2.5%
Airgas, Inc.	3,294	257,195
Albemarle Corp.	44,593	2,296,985
Cabot Corp. (b)	25,356	814,942
Celanese Corp.	110,200	4,878,554
CF Industries Holdings, Inc. (b)	59,510	8,627,760
The Dow Chemical Co.	117,900	3,390,804
E.I. du Pont de Nemours & Co.	482,600	22,093,428
Huntsman Corp.	145,222	1,452,220
Kronos Worldwide, Inc. (b)	62,056	1,119,490
LyondellBasell Industries NV, Class A	172,673	5,610,146
Monsanto Co.	60,400	4,232,228
The Mosaic Co.	25,167	1,269,172
Olin Corp.	121,200	2,381,580
Potash Corp. of Saskatchewan, Inc.	22,800	941,184
Praxair, Inc.	42,800	4,575,320
Westlake Chemical Corp.	16,000	643,840
WR Grace & Co. (a)	91,000	4,178,720

		68,763,568
Containers & Packaging — 0.1%
Crown Holdings, Inc. (a)	53,962	1,812,044
Rock-Tenn Co, Class A	9,174	529,340
Temple-Inland, Inc.	4,608	146,120

		2,487,504
Metals & Mining — 1.0%
Alcoa, Inc.	900,762	7,791,591
Freeport-McMoRan Copper & Gold, Inc.	176,600	6,497,114
Newmont Mining Corp.	3,933	236,019
Nucor Corp.	201,400	7,969,398
Southern Copper Corp. (b)	120,732	3,643,692
Walter Energy, Inc.	1,749	105,920

		26,243,734
Paper & Forest Products — 0.4%
Domtar Corp. (b)	18,466	1,476,541
International Paper Co.	164,000	4,854,400
MeadWestvaco Corp.	132,400	3,965,380

		10,296,321
Total Materials		107,791,127
Telecommunication Services — 3.2%
Diversified Telecommunication Services — 2.7%
AT&T, Inc.	758,777	22,945,417
BCE, Inc.	54,700	2,279,349
CenturyLink, Inc.	240,221	8,936,221
Frontier Communications Corp.	32,100	165,315

Common Stocks	Shares	Value

Telecommunication Services (concluded)
Diversified Telecommunication Services (concluded)
Verizon Communications, Inc.	906,434	$36,366,132
Windstream Corp.	146,300	1,717,562

		72,409,996
Wireless Telecommunication Services — 0.5%
American Tower Corp., Class A	60,600	3,636,606
MetroPCS Communications, Inc. (a)	611,583	5,308,540
NII Holdings, Inc. (a)	126,667	2,698,007
Telephone & Data Systems, Inc.	4,505	116,635
Vodafone Group Plc	97,000	2,718,910

		14,478,698
Total Telecommunication Services		86,888,694
Utilities — 3.3%
Electric Utilities — 1.5%
American Electric Power Co., Inc.	77,306	3,193,511
Duke Energy Corp.	113,500	2,497,000
Entergy Corp. (b)	60,478	4,417,918
FirstEnergy Corp.	56,584	2,506,671
ITC Holdings Corp.	18,000	1,365,840
NextEra Energy, Inc.	79,200	4,821,696
Northeast Utilities	57,700	2,081,239
PPL Corp.	50,200	1,476,884
Southern Co.	421,600	19,515,864

		41,876,623
Gas Utilities — 0.4%
Atmos Energy Corp.	20,263	675,771
Energen Corp.	58,795	2,939,750
National Fuel Gas Co. (b)	20,984	1,166,291
ONEOK, Inc.	56,698	4,915,149
UGI Corp. (b)	68,815	2,023,161

		11,720,122
Independent Power Producers & Energy Traders — 0.1%
Constellation Energy Group, Inc.	7,927	314,464
NRG Energy, Inc. (a)	94,749	1,716,852

		2,031,316
Multi-Utilities — 1.1%
Ameren Corp.	3,169	104,989
Consolidated Edison, Inc.	25,700	1,594,171
Dominion Resources, Inc.	379,300	20,133,244
DTE Energy Co.	8,320	453,024
NSTAR	4,788	224,844
OGE Energy Corp.	12,897	731,389
Public Service Enterprise Group, Inc.	103,200	3,406,632
Sempra Energy	39,480	2,171,400
Wisconsin Energy Corp.	59,300	2,073,128

		30,892,821
Water Utilities — 0.2%
American Water Works Co., Inc.	129,380	4,122,047
Total Utilities		90,642,929
Total Long-Term Investments (Cost — $ 2,620,639,194) — 99.5%		2,703,314,636

Short-Term Securities
Money Market Funds — 5.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (c)(d)(e)	128,263,976	128,263,976
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (c)(d)(e)	20,162,910	20,162,910

		148,426,886

See Notes to Financial Statements.

118	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (concluded)	Active Stock Master Portfolio (Percentages shown are based on Net Assets)

	Par (000)	Value

U.S. Treasury Obligations — 0.0%
U.S. Treasury Bill, 0.04%, 3/22/12 (f)(g)	$950	$949,964
Total Short-Term Securities (Cost — $ 149,376,873) — 5.5%		149,376,850
Total Investments (Cost — $2,770,016,067*) — 105.0%		2,852,691,486
Liabilities in Excess of Other Assets — (5.0)%		(135,441,784)

Net Assets — 100.0%		$2,717,249,702

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,808,305,449

Gross unrealized appreciation	$185,150,945
Gross unrealized depreciation	(140,764,908)

Net unrealized appreciation	$44,386,037

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Cash Funds:
Institutional, SL Agency Shares	259,245,739	(130,981,763)	128,263,976	$857,655
BlackRock Cash Funds:
Prime, SL Agency Shares	34,372,877	(14,209,967)	20,162,910	$237,143

(d)	Represents the current yield as of report date.

(e)	All or a portion of this security was purchased with the cash collateral from securities loaned.
(f)	Rate shown is the yield to maturity as of the date of purchase.

(g)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

•

For Master Portfolio compliance purposes, the Master Portfolio’s sector and industry classifications refer to any one or more of the sector and industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
187	S&P 500 Index	Chicago Mercantile	March 2012	$11,711,810	$(4,836)

•

Fair Value Measurements—Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following tables summarize the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments and derivative financial instruments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$2,703,314,636	—	—	$2,703,314,636
Short-Term Securities:
Money Market Funds	148,426,886	—	—	148,426,886
U.S. Treasury Obligations	—	$949,964	—	949,964

Total	$2,851,741,522	$949,964	—	$2,852,691,486

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[2]
Liabilities:
Equity Contracts	$(4,836)	—	—	$(4,836)

[1]	See above Schedule of Investments for values in each sector and industry.

[2]	Derivative financial instruments are financial futures contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	119

Schedule of Investments December 31, 2011	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

ACE Securities Corp., Series 2005-AG1, Class A2D, 0.65%, 8/25/35 (a)	$3,963	$3,377,287
AH Mortgage Advance Trust, Series SART-1, Class A1, 2.63%, 5/10/42 (b)	7,400	7,363,000
AmeriCredit Automobile Receivables Trust:
Series 2006-RM, Class A3, 5.53%, 1/06/14	2,373	2,375,256
Series 2007-CM, Class A4A, 5.55%, 4/07/14	3,117	3,148,873
Ameriquest Mortgage Securities, Inc.:
Series 2005-R6, Class A2, 0.49%, 8/25/35 (a)	726	682,472
Series 2006-R1, Class A2C, 0.48%, 3/25/36 (a)	1,278	1,262,836
Asset Backed Funding Corp. Certificates:
Series 2005-HE2, Class M1, 0.77%, 6/25/35 (a)	330	324,100
Series 2005-OPT1, Class A1SS, 0.54%, 7/25/35 (a)	809	782,927
BankAmerica Manufactured Housing Contract Trust, Series 1998-1, Class M, 6.94%, 4/10/23 (a)	264	264,560
BNC Mortgage Loan Trust, Series 2007-4, Class A3A, 0.54%, 11/25/37 (a)	1,818	1,773,774
Capital One Multi-Asset Execution Trust, Series 2007-C2, Class C2, 0.58%, 11/17/14 (a)	11,900	11,895,736
Carrington Mortgage Loan Trust, Series 2007-FRE1, Class A1, 0.41%, 2/25/37 (a)	744	722,435
Chase Funding Mortgage Loan Asset-Backed Certificates, Series 2003-5, Class 1A4, 4.40%, 2/25/30	496	498,522
Chesapeake Funding LLC, Series 2009-1, Class A, 2.28%, 12/15/20 (a)(b)	6,759	6,775,070
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1, 1.29%, 10/25/37 (a)(b)	3,128	3,059,917
Citibank Credit Card Issuance Trust, Series 2002-C2, Class C2, 6.95%, 2/18/14	12,900	12,986,616
Citigroup Mortgage Loan Trust, Inc., Series 2007-WFH4, Class A2A, 1.19%, 7/25/37 (a)	194	187,258
Countrywide Asset-Backed Certificates:
Series 2005-4, Class MV1, 0.75%, 10/25/35 (a)	4,413	4,270,855
Series 2006-20, Class 2A2, 0.41%, 4/25/47 (a)	2,850	2,711,423
Series 2006-22, Class 2A2, 0.40%, 5/25/47 (a)	3,468	3,338,874
Series 2006-25, Class 2A2, 0.41%, 6/25/47 (a)	4,908	4,334,578
Series 2007-10, Class 2A1, 0.34%, 6/25/47 (a)	1,129	1,085,551
Series 2007-4, Class A1B, 5.81%, 9/25/37	647	634,800
Series 2007-5, Class 2A1, 0.39%, 9/25/47 (a)	888	872,970
Series 2007-6, Class 2A1, 0.39%, 9/25/37 (a)	1,144	1,127,438
Series 2007-7, Class 2A1, 0.37%, 10/25/47 (a)	107	105,180

Asset-Backed Securities	Par (000)	Value

Series 2007-8, Class 2A1, 0.35%, 11/25/37 (a)	$2,067	$1,982,507
Credit-Based Asset Servicing & Securitization LLC, Series 2006-CB8, Class A2A, 0.34%, 10/25/36 (a)	329	326,522
First Franklin Mortgage Loan Asset Backed Certificates:
Series 2004-FF10, Class A3, 0.83%, 9/25/34 (a)	244	229,788
Series 2005-FF10, Class A4, 0.61%, 11/25/35 (a)	1,914	1,477,296
Series 2005-FF4, Class M1, 0.72%, 5/25/35 (a)	2,258	1,802,664
GE-WMC Mortgage Securities LLC, Series 2005-1, Class A2C, 0.65%, 10/25/35 (a)	1,842	1,566,357
GMAC Mortgage Corp. Loan Trust, Series 2006-HLTV, Class A3, 5.59%, 10/25/29	195	193,229
GMAC Mortgage Servicer Advance Funding Co. Ltd., Series 2011-1A, Class A, 3.72%, 3/15/23 (b)	5,900	5,885,250
GSAA Home Equity Trust, Series 2005-12, Class AF3W, 5.00%, 9/25/35 (a)	4,553	4,252,512
GSAMP Trust, Series 2007-HE2, Class A2A, 0.36%, 3/25/47 (a)	623	611,562
Helios Finance LP:
Series 2007-S1, Class B1, 0.98%, 10/20/14 (a)(b)	1,421	1,417,716
Series 2007-S1, Class B2, 2.63%, 10/20/14 (a)(b)	3,589	3,583,905
IndyMac Residential Asset Backed Trust, Series 2007-A, Class 2A1, 0.42%, 4/25/47 (a)	133	132,691
JPMorgan Mortgage Acquisition Corp., Series 2006-CH1, Class A3, 0.39%, 7/25/36 (a)	3,928	3,857,318
Long Beach Mortgage Loan Trust, Series 2005-WL1, Class M2, 0.84%, 6/25/35 (a)	1,726	1,423,672
Morgan Stanley Capital, Inc., Series 2006, Class A3, 0.48%, 12/25/35 (a)	902	888,289
Morgan Stanley Home Equity Loan Trust, Series 2006-1, Class A2B, 0.49%, 12/25/35 (a)	347	341,669
Nationstar Home Equity Loan Trust, Series 2006-B, Class AV2, 0.42%, 9/25/36 (a)	2,728	2,638,380
New Century Home Equity Loan Trust:
Series 2005-3, Class A2D, 0.67%, 7/25/35 (a)	5,149	4,981,348
Series 2005-3, Class M1, 0.77%, 7/25/35 (a)	5,500	4,674,455
Series 2005-3, Class M2, 0.78%, 7/25/35 (a)	1,500	1,037,073
Park Place Securities, Inc., Series 2005-WCW3, Class A2C, 0.67%, 8/25/35 (a)	7,148	6,581,147
Residential Asset Mortgage Products, Inc.:
Series 2005-EFC3, Class M1, 0.74%, 8/25/35 (a)	3,125	3,054,220
Series 2005-RS6, Class M1, 0.79%, 6/25/35 (a)	4,300	3,314,152

See Notes to Financial Statements.

120	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Asset-Backed Securities	Par (000)	Value

Residential Asset Securities Corp.:
Series 2005-AHL1, Class A2, 0.56%, 7/25/35 (a)	$387	$382,294
Series 2007-KS3, Class AI1, 0.40%, 4/25/37 (a)	219	217,523
Series 2007-KS4, Class A1, 0.39%, 5/25/37 (a)	242	238,123
Santander Drive Auto Receivables Trust, Series 2011-S1A, Class D, 3.10%, 5/15/17 (b)	4,274	4,236,217
Securitized Asset Backed Receivables LLC Trust, Series 2005-FR5, Class A1A, 0.58%, 8/25/35 (a)	270	267,926
SG Mortgage Securities Trust, Series 2006-OPT2, Class A3A, 0.34%, 10/25/36 (a)	110	109,319
SLM Student Loan Trust, Series 2009-C, Class A, 4.50%, 11/16/43 (a)(b)	5,946	5,636,790
Soundview Home Equity Loan Trust:
Series 2006-EQ1, Class A2, 0.40%, 10/25/36 (a)	2,092	2,053,244
Series 2007-1, Class 2A1, 0.38%, 3/25/37 (a)	1,601	1,474,869
Series 2007-OPT5, Class 2A1, 1.09%, 10/25/37 (a)	57	56,822
Specialty Underwriting & Residential Finance, Series 2005-BC3, Class M2, 0.79%, 6/25/36 (a)	2,600	1,572,977
Structured Asset Investment Loan Trust, Series 2005-1, Class A5, 0.64%, 2/25/35 (a)(b)	818	808,447
Structured Asset Securities Corp., Series 2006-BC5, Class A2, 0.34%, 12/25/36 (a)	1,200	1,173,692
Terwin Mortgage Trust:
Series 2005-12AL, Class AF2, 4.65%, 7/25/36	373	372,356
Series 2005-14HE, Class AF2, 4.85%, 8/25/36	3,638	3,511,316
Wheels SPV LLC, Series 2009-1, Class A, 1.83%, 3/15/18 (a)(b)	3,497	3,508,970
Total Asset-Backed Securities — 6.7%		157,836,915

Corporate Bonds
Aerospace & Defense — 0.5%
BE Aerospace, Inc., 6.88%, 10/01/20 (c)	1,900	2,071,000
L-3 Communications Corp.:
3.95%, 11/15/16	1,250	1,261,653
4.75%, 7/15/20	900	889,245
4.95%, 2/15/21	600	594,635
Series B, 6.38%, 10/15/15	2,396	2,455,900
Lockheed Martin Corp., 5.50%, 11/15/39	1,900	2,052,705
TransDigm, Inc., 7.75%, 12/15/18	2,200	2,365,000

		11,690,138
Air Freight & Logistics — 0.1%
FedEx Corp., 8.00%, 1/15/19	600	787,854
United Parcel Service, Inc., 4.88%, 11/15/40	400	462,301

		1,250,155
Beverages — 0.3%
Bottling Group LLC, 5.13%, 1/15/19 (c)	1,100	1,283,327
Diageo Finance BV, 3.25%, 1/15/15	2,000	2,114,418

Corporate Bonds	Par (000)	Value

Dr Pepper Snapple Group, Inc.:
2.35%, 12/21/12	$1,000	$1,013,848
2.90%, 1/15/16	1,250	1,296,403
PepsiCo, Inc., 4.88%, 11/01/40	1,000	1,155,632

		6,863,628
Biotechnology — 0.8%
Amgen, Inc.:
2.30%, 6/15/16	800	805,466
6.40%, 2/01/39	900	1,061,196
5.15%, 11/15/41	1,250	1,295,855
Biogen Idec, Inc., 6.88%, 3/01/18	7,528	9,098,853
Celgene Corp., 3.95%, 10/15/20	4,000	4,028,488
Genentech, Inc., 4.75%, 7/15/15	625	697,151
Gilead Sciences, Inc., 4.40%, 12/01/21	2,200	2,329,122

		19,316,131
Capital Markets — 0.9%
The Bear Stearns Cos., Inc., 6.40%, 10/02/17	2,500	2,793,072
The Bear Stearns Cos., Inc./JPMorgan Chase & Co., 5.70%, 11/15/14	800	870,024
Credit Suisse First Boston USA, Inc.:
5.13%, 1/15/14	1,400	1,459,237
4.88%, 1/15/15	900	940,341
The Goldman Sachs Group, Inc.:
5.95%, 1/18/18	1,500	1,536,332
6.15%, 4/01/18	1,500	1,548,133
7.50%, 2/15/19	1,200	1,325,291
6.75%, 10/01/37	1,650	1,535,346
6.25%, 2/01/41	950	931,978
Merrill Lynch & Co., Inc., 6.88%, 4/25/18	550	542,266
Morgan Stanley:
2.88%, 7/28/14 (c)	3,400	3,201,987
6.00%, 4/28/15	1,400	1,402,436
6.25%, 8/28/17	1,500	1,467,968
5.50%, 7/28/21	1,150	1,063,330
7.25%, 4/01/32	600	611,828
Series F, 5.95%, 12/28/17	850	809,826

		22,039,395
Chemicals — 0.3%
Ecolab, Inc., 4.35%, 12/08/21	500	533,945
LyondellBasell Industries N.V., 6.00%, 11/15/21 (b)(c)	1,800	1,867,500
Nalco Co., 6.63%, 1/15/19 (b)	3,500	4,051,250

		6,452,695
Commercial Banks — 0.6%
HSBC Bank USA NA, 5.88%, 11/01/34	1,700	1,640,061
HSBC Holdings Plc, 6.50%, 9/15/37	700	690,964
JPMorgan Chase Bank NA, Series BKNT, 6.00%, 10/01/17	800	860,564
US Bancorp, 2.20%, 11/15/16	4,000	4,038,432
Wachovia Bank NA, 6.00%, 11/15/17	5,400	5,962,804

		13,192,825
Communications Equipment — 0.1%
Omnicom Group, Inc., 4.45%, 8/15/20	2,700	2,783,125
Consumer Finance — 0.4%
American Express Co., 8.13%, 5/20/19	4,800	6,205,781
American Express Credit Co., 2.75%, 9/15/15	2,600	2,613,790

		8,819,571

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	121

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Containers & Packaging — 0.3%
Crown Americas LLC and Crown Americas Capital Corp. II, 7.63%, 5/15/17	$3,900	$4,255,875
Sealed Air Corp., 6.88%, 7/15/33 (b)	2,000	1,750,000

		6,005,875
Diversified Financial Services — 1.5%
Associates Corp. of North America, 6.95%, 11/01/18	1,500	1,629,949
Bank of America Corp.:
4.50%, 4/01/15	4,300	4,149,440
3.70%, 9/01/15	1,000	930,421
3.75%, 7/12/16 (c)	2,400	2,222,206
5.49%, 3/15/19	1,500	1,292,866
Citigroup, Inc.:
6.50%, 8/19/13	1,400	1,457,348
6.38%, 8/12/14	1,400	1,469,329
6.13%, 11/21/17	1,000	1,067,231
8.50%, 5/22/19	1,600	1,883,338
8.13%, 7/15/39	600	734,599
General Electric Capital Corp.:
2.25%, 11/09/15	2,000	2,008,942
4.38%, 9/16/20	4,000	4,087,540
4.63%, 1/07/21	1,600	1,659,923
6.75%, 3/15/32	500	585,471
6.88%, 1/10/39	1,000	1,198,032
JPMorgan Chase & Co.:
3.45%, 3/01/16	3,300	3,352,645
3.15%, 7/05/16	1,100	1,105,148
5.60%, 7/15/41	2,400	2,512,716
5.40%, 1/06/42	1,100	1,147,944
SLM Corp.:
6.25%, 1/25/16	300	291,744
8.00%, 3/25/20	950	959,500

		35,746,332
Diversified Telecommunication Services — 1.4%
AT&T, Inc.:
4.95%, 1/15/13	1,500	1,563,328
2.40%, 8/15/16	1,250	1,275,359
6.55%, 2/15/39	2,000	2,544,078
5.35%, 9/01/40	1,231	1,384,752
BellSouth Corp., 6.55%, 6/15/34	2,400	2,856,890
British Telecommunications Plc, 9.63%, 12/15/30	400	563,720
Embarq Corp., 8.00%, 6/01/36	3,000	3,108,564
Qwest Corp., 8.38%, 5/01/16	3,300	3,779,731
Telefonica Emisiones SAU, 5.86%, 2/04/13	3,600	3,660,358
Verizon Communications, Inc.:
8.75%, 11/01/18	2,000	2,701,452
6.90%, 4/15/38	900	1,202,935
8.95%, 3/01/39	500	800,730
7.35%, 4/01/39	1,700	2,376,625
Windstream Corp., 7.88%, 11/01/17 (c)	5,350	5,791,375

		33,609,897
Electric Utilities — 1.8%
Commonwealth Edison Co.:
4.70%, 4/15/15	1,000	1,094,030
5.88%, 2/01/33	3,500	4,234,727
Duke Energy Corp.:
2.15%, 11/15/16	2,100	2,105,970
5.05%, 9/15/19	2,000	2,269,110
FirstEnergy Solutions Corp., 6.05%, 8/15/21	1,200	1,331,634
Ipalco Enterprises, Inc., 5.00%, 5/01/18	850	833,000
MidAmerican Energy Holdings Co., 5.75%, 4/01/18	6,550	7,558,746

Corporate Bonds	Par (000)	Value

Northern States Power Co, 5.25%, 7/15/35	$2,500	$3,076,523
Oncor Electric Delivery Co. LLC, 5.95%, 9/01/13	2,750	2,942,536
Pacific Gas & Electric Co.:
5.63%, 11/30/17	1,500	1,774,998
3.25%, 9/15/21 (c)	2,900	2,942,674
PacifiCorp:
5.50%, 1/15/19	1,300	1,534,121
6.25%, 10/15/37	1,000	1,318,190
Progress Energy, Inc.:
4.88%, 12/01/19	3,100	3,524,433
4.40%, 1/15/21	3,700	4,078,454
Southern Co. (The), 4.15%, 5/15/14	900	961,424

		41,580,570
Electrical Equipment — 0.1%
Roper Industries, Inc., 6.25%, 9/01/19	1,500	1,772,388
Electronic Equipment, Instruments & Components — 0.1%
Tyco Electronics Group SA, 6.55%, 10/01/17	2,900	3,350,074
Food Products — 0.7%
ConAgra Foods, Inc., 7.13%, 10/01/26	2,400	2,824,138
General Mills, Inc., 5.65%, 2/15/19	1,400	1,661,358
Hershey Co. (The), 4.13%, 12/01/20	1,550	1,733,847
Kellogg Co.:
4.45%, 5/30/16	100	111,004
3.25%, 5/21/18	1,550	1,630,022
Series B, 7.45%, 4/01/31	100	136,372
Kraft Foods, Inc., 5.38%, 2/10/20	3,600	4,153,863
Mead Johnson Nutrition Co., 4.90%, 11/01/19	4,500	4,952,677

		17,203,281
Health Care Equipment & Supplies — 0.1%
Covidien International Finance SA, 6.55%, 10/15/37	1,600	2,032,723
Health Care Providers & Services — 1.1%
AmerisourceBergen Corp.:
4.88%, 11/15/19	900	1,009,161
3.50%, 11/15/21	3,950	4,056,294
Cardinal Health, Inc., 4.63%, 12/15/20	4,300	4,609,686
DaVita, Inc., 6.38%, 11/01/18	3,550	3,634,313
Health Net, Inc., 6.38%, 6/01/17	2,300	2,392,000
Humana, Inc., 6.45%, 6/01/16	4,100	4,539,114
UnitedHealth Group, Inc.:
4.70%, 2/15/21 (c)	3,100	3,485,060
6.88%, 2/15/38	1,700	2,279,807
5.70%, 10/15/40	250	299,315

		26,304,750
Hotels, Restaurants & Leisure — 0.7%
McDonald’s Corp.:
6.30%, 10/15/37	1,000	1,397,376
4.88%, 7/15/40	1,600	1,909,263
Wyndham Worldwide Corp., 6.00%, 12/01/16	3,100	3,343,040
Yum! Brands, Inc.:
4.25%, 9/15/15	2,000	2,138,298
6.25%, 3/15/18	2,500	2,929,555
5.30%, 9/15/19	2,241	2,507,316
6.88%, 11/15/37	2,100	2,680,822

		16,905,670
Household Durables — 0.0%
Tupperware Brands Corp., 4.75%, 6/01/21 (b)	900	901,792

See Notes to Financial Statements.

122	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Independent Power Producers & Energy Traders — 0.3%
Constellation Energy Group, Inc., 5.15%, 12/01/20	$3,200	$3,467,648
Exelon Generation Co. LLC, 5.75%, 10/01/41	500	575,298
PSEG Power LLC, 4.15%, 9/15/21	1,150	1,194,366
Southern Power Co., 5.15%, 9/15/41	1,000	1,060,945

		6,298,257
Industrial Conglomerates — 0.4%
Tyco International Finance SA, 8.50%, 1/15/19	8,000	10,304,632
Insurance — 0.6%
American International Group:
6.40%, 12/15/20	1,200	1,211,076
8.18%, 5/15/68 (a)	500	445,000
Markel Corp., 5.35%, 6/01/21	1,300	1,361,282
Marsh & McLennan Cos., Inc.:
5.75%, 9/15/15	400	442,980
9.25%, 4/15/19	2,300	3,033,213
4.80%, 7/15/21	1,600	1,751,307
Willis Group Holdings Plc:
4.13%, 3/15/16	2,600	2,640,656
5.75%, 3/15/21	1,300	1,378,650
XL Group Ltd., 5.75%, 10/01/21	1,400	1,477,528

		13,741,692
Internet Software & Services — 0.1%
Digital Realty Trust LP, 5.88%, 2/01/20	2,800	2,913,285
IT Services — 0.6%
International Business Machines Corp.:
2.00%, 1/05/16	8,600	8,821,166
7.63%, 10/15/18	2,050	2,751,016
5.60%, 11/30/39 (c)	1,600	2,055,488
The Western Union Co., 6.20%, 11/17/36	600	638,412

		14,266,082
Leisure Equipment & Products — 0.1%
Mattel, Inc.:
2.50%, 11/01/16	750	754,820
5.45%, 11/01/41	1,800	1,822,633

		2,577,453
Life Sciences Tools & Services — 0.3%
Bio-Rad Laboratories, Inc., 4.88%, 12/15/20	4,100	4,254,029
Thermo Fisher Scientific, Inc., 3.25%, 11/20/14	1,600	1,694,269

		5,948,298
Machinery — 0.3%
Case New Holland, Inc., 7.75%, 9/01/13 (c)	3,191	3,390,437
Danaher Corp., 2.30%, 6/23/16	450	467,725
Dover Corp., 4.30%, 3/01/21 (c)	2,400	2,704,884

		6,563,046
Media — 1.2%
CBS Corp.:
4.30%, 2/15/21 (c)	2,000	2,064,982
5.90%, 10/15/40	2,200	2,469,656
Comcast Corp., 5.70%, 5/15/18	2,450	2,819,360
DirecTV Holdings LLC/DirecTV Financing Co., Inc., 7.63%, 5/15/16	4,800	5,094,000
DISH DBS Corp.:
7.88%, 9/01/19 (c)	2,700	3,051,000
6.75%, 6/01/21	1,200	1,293,000
NBCUniversal Media LLC, 6.40%, 4/30/40	500	614,697

Corporate Bonds	Par (000)	Value

News America, Inc., 4.50%, 2/15/21	$2,500	$2,621,273
Scripps Networks Interactive, Inc., 2.70%, 12/15/16	2,300	2,301,221
Time Warner, Inc.:
8.25%, 4/01/19 (c)	2,350	2,951,628
6.25%, 3/29/41	1,100	1,318,846
Viacom, Inc., 4.38%, 9/15/14	1,300	1,392,624

		27,992,287
Metals & Mining — 0.4%
Freeport-McMoRan Copper & Gold, Inc., 8.38%, 4/01/17	2,200	2,337,500
Kinross Gold Corp., 6.88%, 9/01/41 (b)	1,100	1,122,501
Newmont Mining Corp., 6.25%, 10/01/39	3,000	3,552,036
Xstrata Canada Corp., 6.20%, 6/15/35	1,000	1,035,986
Xstrata Canada Financial Corp., 6.00%, 11/15/41 (b)	650	666,973

		8,714,996
Multi-Utilities — 0.3%
Dominion Resources, Inc.:
6.40%, 6/15/18 (c)	4,050	4,887,795
4.45%, 3/15/21	2,100	2,338,970

		7,226,765
Multiline Retail — 0.1%
Nordstrom, Inc.:
4.00%, 10/15/21	1,200	1,250,921
7.00%, 1/15/38	600	797,822

		2,048,743
Oil, Gas & Consumable Fuels — 2.0%
Anadarko Petroleum Corp.:
6.45%, 9/15/36	1,000	1,140,101
6.20%, 3/15/40	1,300	1,446,757
BP Capital Markets Plc:
3.13%, 10/01/15	700	733,196
3.20%, 3/11/16	1,500	1,572,033
3.56%, 11/01/21	1,900	1,978,060
Buckeye Partners LP, 4.88%, 2/01/21	550	578,903
ConocoPhillips, 6.50%, 2/01/39	1,400	1,936,574
ConocoPhillips Canada Funding Co. I, 5.63%, 10/15/16	500	583,767
Encana Corp., 6.50%, 5/15/19 (c)	400	478,058
Energy Transfer Partners LP:
9.70%, 3/15/19	1,900	2,327,785
9.00%, 4/15/19	800	951,574
Enterprise Products Operating LLC:
5.20%, 9/01/20	500	553,427
5.75%, 3/01/35	1,500	1,594,709
5.95%, 2/01/41	900	1,008,769
Linn Energy LLC/Linn Energy Finance Corp.:
6.50%, 5/15/19 (b)	300	297,750
8.63%, 4/15/20	3,200	3,472,000
7.75%, 2/01/21	250	260,000
Marathon Petroleum Corp., 6.50%, 3/01/41	1,000	1,133,226
Noble Energy, Inc., 4.15%, 12/15/21	2,100	2,172,435
ONEOK Partners LP, 6.85%, 10/15/37	1,300	1,578,409
Petrobras International Finance Co.:
5.75%, 1/20/20	1,500	1,605,180
5.38%, 1/27/21	2,200	2,311,322
Petroleos Mexicanos:
5.50%, 1/21/21	1,100	1,193,500
6.50%, 6/02/41	1,400	1,575,000
Petronas Capital Ltd., 5.25%, 8/12/19	2,200	2,467,067

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	123

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Corporate Bonds	Par (000)	Value

Plains All American Pipeline LP/PAA Finance Corp.:
8.75%, 5/01/19	$600	$766,496
6.70%, 5/15/36	1,000	1,188,056
TransCanada PipeLines Ltd.:
6.50%, 8/15/18	2,850	3,487,733
3.80%, 10/01/20	4,200	4,532,670
Williams Partners LP:
3.80%, 2/15/15	800	839,834
4.00%, 11/15/21	1,150	1,180,844

		46,945,235
Paper & Forest Products — 0.3%
Domtar Corp., 10.75%, 6/01/17	1,500	1,890,000
International Paper Co.:
9.38%, 5/15/19 (c)	1,600	2,079,141
7.50%, 8/15/21	2,100	2,592,154
6.00%, 11/15/41	200	217,122

		6,778,417
Pharmaceuticals — 0.6%
Abbott Laboratories, 5.30%, 5/27/40	1,400	1,676,559
AstraZeneca Plc, 6.45%, 9/15/37	1,500	2,023,236
Eli Lilly & Co., 5.55%, 3/15/37	1,700	2,062,401
GlaxoSmithKline Capital, Inc.:
5.65%, 5/15/18	1,200	1,444,328
6.38%, 5/15/38	500	669,026
Pfizer, Inc., 6.20%, 3/15/19	1,500	1,850,860
Sanofi-Aventis SA, 2.63%, 3/29/16	2,400	2,502,545
Teva Pharmaceutical Finance IV BV, 3.65%, 11/10/21	2,800	2,847,978

		15,076,933
Professional Services — 0.0%
Dun & Bradstreet Corp. (The), 2.88%, 11/15/15	600	616,307
Real Estate — 0.0%
Boston Properties LP, 3.70%, 11/15/18	950	970,028
Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp., 4.63%, 4/01/15	4,000	4,169,248
Simon Property Group LP, 5.65%, 2/01/20	1,000	1,146,058

		5,315,306
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC, 5.40%, 6/01/41	2,700	3,121,238
CSX Corp., 5.75%, 3/15/13	2,600	2,736,916
Norfolk Southern Corp., 5.75%, 1/15/16	1,100	1,273,390
Union Pacific Corp., 6.13%, 2/15/20	1,300	1,591,336

		8,722,880
Semiconductors & Semiconductor Equipment — 0.1%
Intel Corp., 3.30%, 10/01/21	2,100	2,212,201
Software — 0.3%
Oracle Corp.:
5.25%, 1/15/16	1,500	1,732,048
5.75%, 4/15/18	550	667,417
5.38%, 7/15/40	3,100	3,776,659

		6,176,124
Specialty Retail — 0.9%
AutoZone, Inc., 4.00%, 11/15/20	6,600	6,761,786
The Gap, Inc., 5.95%, 4/12/21	935	891,804
Limited Brands, Inc.:
6.90%, 7/15/17	2,167	2,334,942
8.50%, 6/15/19	4,000	4,660,000

Corporate Bonds	Par (000)	Value

Macy’s Retail Holdings, Inc., 7.45%, 7/15/17	$1,000	$1,167,590
O’Reilly Automotive, Inc., 4.63%, 9/15/21	2,300	2,411,594
The Sherwin-Williams Co., 3.13%, 12/15/14	3,300	3,477,299

		21,705,015
Tobacco — 0.6%
Altria Group, Inc.:
9.70%, 11/10/18	2,750	3,699,886
9.25%, 8/06/19	1,100	1,477,032
9.95%, 11/10/38	200	304,196
Lorillard Tobacco Co., 3.50%, 8/04/16	1,200	1,213,780
Philip Morris International, Inc.:
4.88%, 5/16/13	2,200	2,321,561
5.65%, 5/16/18	1,300	1,537,670
2.90%, 11/15/21	2,700	2,752,782
6.38%, 5/16/38	1,500	1,955,539

		15,262,446
Wireless Telecommunication Services — 0.4%
America Movil SAB de CV, 5.00%, 3/30/20	2,800	3,093,362
American Tower Corp.:
4.50%, 1/15/18	2,100	2,136,252
5.05%, 9/01/20	2,300	2,304,161
Vodafone Group Plc:
2.88%, 3/16/16 (c)	1,800	1,867,687
5.63%, 2/27/17	950	1,103,077

		10,504,539
Total Corporate Bonds — 22.3%		526,701,982

Foreign Agency Obligations
Brazilian Government International Bond, 5.63%, 1/07/41	1,500	1,740,000
Colombia Government International Bond:
4.38%, 7/12/21	4,300	4,622,500
7.38%, 9/18/37	800	1,124,000
Indonesia Government International Bond, 5.88%, 3/13/20 (b)	1,800	2,038,500
Mexico Government International Bond, 6.05%, 1/11/40	2,600	3,178,500
Panama Government International Bond, 6.70%, 1/26/36	800	1,044,000
Peruvian Government International Bond:
7.13%, 3/30/19 (c)	1,900	2,389,250
6.55%, 3/14/37	300	381,000
South Africa Government International Bond, 5.50%, 3/09/20	2,000	2,240,000
Total Foreign Agency Obligations — 0.8%		18,757,750

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 1.5%
Banc of America Funding Corp.:
Series 2005-8, Class 4A27, 5.75%, 1/25/36	952	922,904
Series 2006-6, Class 1A12, 5.75%, 8/25/36	205	203,770
Citicorp Mortgage Securities, Inc.:
Series 2006-1, Class 2A1, 5.00%, 2/25/21	818	810,238
Series 2007-3, Class 1A7, 6.00%, 4/25/37	1,504	1,503,772
Countrywide Alternative Loan Trust:
Series 2005-51, Class 1A2A, 0.57%, 11/20/35 (a)	2,072	2,000,425

See Notes to Financial Statements.

124	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities	Par (000)		Value

Series 2006-HY12, Class A1, 5.57%, 8/25/36 (a)	$702		$681,574
Series 2006-OA2, Class A2A, 0.43%, 5/20/46 (a)	25		24,537
Crusade Global Trust, Series 2004-1, Class A1, 0.55%, 1/16/35 (a)	3,238		3,236,015
First Horizon Asset Securities, Inc., Series 2006-2, Class 1A6, 6.00%, 8/25/36	109		108,641
GMAC Mortgage Corp. Loan Trust, Series 2005-AR3, Class 4A3, 4.89%, 6/19/35 (a)	3,583		3,462,682
Greenpoint Mortgage Funding Trust:
Series 2006-AR4, Class A1A, 1.00%, 9/25/46 (a)	—	(d)	76
Series 2006-AR5, Class A1A, 0.37%, 10/25/46 (a)	1,689		1,606,577
GSR Mortgage Loan Trust, Series 2006-AR1, Class 2A2, 2.77%, 1/25/36 (a)	2,797		2,626,543
HSI Asset Securitization Corp. Trust, Series 2005, Class 2A4, 0.68%, 8/25/35 (a)	1,266		1,176,010
JPMorgan Alternative Loan Trust, Series 2006-A7, Class 1A2, 0.35%, 12/25/36 (a)	1,188		1,157,529
Residential Accredit Loans, Inc., Series 2004-QS9, Class A1, 5.00%, 6/25/19	683		682,143
Structured Asset Mortgage Investments, Inc., Series 2007-AR4, Class A1, 0.49%, 9/25/47 (a)	1,087		1,067,269
Thornburg Mortgage Securities Trust:
Series 2007-1, Class A2B, 0.36%, 3/25/37 (a)	3,622		3,580,324
Series 2007-2, Class A1, 0.38%, 6/25/37 (a)	557		549,766
Series 2007-2, Class A3A, 0.37%, 6/25/37 (a)	7,557		7,472,613
Wells Fargo Mortgage Backed Securities Trust:
Series 2003-11, Class 1A13, 4.75%, 10/25/18	724		743,077
Series 2005-7, Class A3, 5.25%, 9/25/35	761		760,445

			34,376,930
Commercial Mortgage-Backed Securities — 2.1%
Banc of America Merrill Lynch Commercial Mortgage, Inc., Series 2004-6, Class A3, 4.51%, 12/10/42	605		614,781
Bear Stearns Commercial Mortgage Securities, Series 2002-TOP8, Class A2, 4.83%, 8/15/38	5,433		5,510,662
Citigroup Commercial Mortgage Trust, Series 2008-C7, Class A4, 6.07%, 12/10/49 (a)	2,500		2,776,728
Credit Suisse First Boston Mortgage Securities Corp.:
Series 2002-CKN2, Class A3, 6.13%, 4/15/37	826		827,735
Series 2005-C5, Class AM, 5.10%, 8/15/38 (a)	1,500		1,570,365

Non-Agency Mortgage-Backed Securities	Par (000)	Value

CW Capital Cobalt Ltd., Series 2006-C1, Class A4, 5.22%, 8/15/48	$3,000	$3,190,863
GE Capital Commercial Mortgage Corp.:
Series 2002-1A, Class A3, 6.27%, 12/10/35	2,191	2,200,061
Series 2007-C1, Class A2, 5.42%, 12/10/49	1,772	1,776,391
Greenwich Capital Commercial Funding Corp., Series 2005-GG5, Class A5, 5.22%, 4/10/37 (a)	1,000	1,070,683
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2002-CIB4, Class A3, 6.16%, 5/12/34	4,771	4,773,357
Series 2005-CB12, Class A3A1, 4.82%, 9/12/37	1,605	1,604,100
Series 2007-CB19, Class A3, 5.74%, 2/12/49 (a)	4,300	4,573,244
LB-UBS Commercial Mortgage Trust:
Series 2006-C7, Class A2, 5.30%, 11/15/38	4,179	4,186,300
Series 2007-C6, Class A4, 5.86%, 7/15/40 (a)	5,700	6,243,763
Merrill Lynch Countrywide Commercial Mortgage Trust, Series 2006-1, Class A2, 5.44%, 2/12/39 (a)	239	238,816
Merrill Lynch Mortgage Trust, Series 2004-MKB1, Class A3, 4.89%, 2/12/42	449	453,880
Morgan Stanley Dean Witter Capital I, Series 2002-IQ3, Class A4, 5.08%, 9/15/37	2,165	2,203,468
Wachovia Bank Commercial Mortgage Trust, Series 2007-C34, Class A3, 5.68%, 5/15/46	6,000	6,582,084

		50,397,281
Total Non-Agency Mortgage-Backed Securities — 3.6%		84,774,211

Preferred Securities
Capital Trusts
Insurance — 0.3%
Aon Corp., 8.21%, 1/01/27	1,700	1,981,437
Chubb Corp. (The):
6.00%, 5/11/37	800	964,656
6.38%, 3/29/67 (a)	2,550	2,518,125
The Travelers Cos., Inc., 6.25%, 6/15/37	1,000	1,243,474

		6,707,692
Total Capital Trusts — 0.3%		6,707,692

	Shares
Trust Preferred — 0.1%
Diversified Financial Services — 0.1%
JPMorgan Chase Capital XXVII, 7.00%, 11/01/39	3,500	3,521,875
Total Preferred Securities — 0.4%		10,229,567

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	125

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Preferred Stocks	Shares	Value

Diversified Telecommunication Services — 0.2%
Qwest Corp., 7.38%	196	$5,201,840
Total Preferred Stocks — 0.2%		5,201,840

	Par (000)
Taxable Municipal Bonds
Chicago, Illinois Waterworks Revenue, 6.74%, 11/01/40	$150	188,553
Massachusetts State Transportation Fund Revenue, 5.73%, 6/01/40	150	190,836
New Jersey State Turnpike Authority Revenue, 7.10%, 1/01/41	700	958,342
New York City Transitional Finance Authority Revenue, 5.57%, 11/01/38	450	522,203
Orange County Local Transportation Authority Sales Tax Revenue, 6.91%, 2/15/41	450	593,644
Port Authority of New York & New Jersey Revenue, 5.65%, 11/01/40	800	907,992
San Diego County Regional Transportation Commission Revenue, 5.91%, 4/01/39	600	754,356
San Francisco City & County Public Utilities Commission Revenue, 6.95%, 11/01/31	900	1,185,507
State of California:
7.55%, 4/01/39	400	489,088
7.63%, 3/01/40	1,150	1,414,902
7.60%, 11/01/40	250	308,678
State of Illinois, 2.77%, 1/01/12	5,200	5,200,000
State of Mississippi, 5.25%, 11/01/34	600	677,502
University of Missouri System Facilities Revenue, 5.79%, 11/01/41	300	386,256
Total Taxable Municipal Bonds — 0.6%		13,777,859

U.S. Government Sponsored Agency Securities
Agency Obligations — 2.1%
Fannie Mae, 0.75%, 12/19/14	50,000	50,154,150
Collateralized Mortgage Obligations — 1.2%
Fannie Mae REMICS:
Series 2007-54, Class PF, 0.51%, 6/25/37 (a)	5,958	5,923,417
Series 2010-35, Class EF, 0.84%, 4/25/40 (a)	7,464	7,471,305
Series 2010-89, Class CF, 0.74%, 2/25/38 (a)	6,127	6,119,592
Freddie Mac Mortgage Backed Securities:
Series 3667, Class FW, 0.83%, 2/15/38 (a)	4,758	4,762,271
Series 3807, Class FN, 0.78%, 2/15/41 (a)	4,235	4,234,766

		28,511,351
Mortgage-Backed Securities — 49.1%
Fannie Mae Mortgage Backed Securities:
2.36%, 1/01/36 (a)	1,843	1,946,551
2.38%, 4/11/16	33,812	35,724,170
2.39%, 8/01/33	2,872	3,022,196
2.47%, 5/01/33 (a)	3,792	3,993,771
2.52%, 1/01/35 (a)	1,625	1,711,525
2.75%, 8/01/41 (a)	4,054	4,202,843
3.00%, 2/01/26—1/01/42 (e)	4,939	5,102,129
3.31%, 9/01/41 (a)	2,247	2,341,364

U.S. Government Sponsored Agency Securities	Par (000)	Value

3.36%, 4/01/40 (a)	$593	$620,915
3.50%, 2/01/26—1/01/42 (e)	96,033	99,063,119
3.60%, 5/01/40 (a)	3,790	3,968,137
4.00%, 8/01/25—1/01/42 (e)	188,469	198,203,017
4.50%, 10/01/24—1/01/42 (e)	85,099	90,651,490
5.00%, 1/01/18—1/01/42 (e)	64,238	69,431,073
5.50%, 9/01/19—1/01/42 (e)	90,846	99,081,180
6.00%, 11/01/22—1/01/42 (e)	74,907	82,648,997
6.50%, 12/01/30—12/01/32	17,232	19,667,461
Freddie Mac Mortgage Backed Securities:
2.22%, 10/01/33 (a)	1,621	1,688,066
2.50%, 5/27/16 (c)	26,214	27,762,592
2.63%, 11/01/36 (a)	1,926	2,053,094
3.00%, 1/01/42 (e)	4,000	4,128,752
3.26%, 8/01/41 (a)	2,810	2,928,075
3.34%, 7/01/41 (a)	1,645	1,715,119
3.35%, 2/01/40 (a)	3,794	3,972,080
3.50%, 12/01/25—1/01/42 (e)	10,478	10,911,902
4.00%, 3/01/26—1/01/42 (e)	39,306	41,282,058
4.50%, 8/01/20—1/01/42 (e)	56,973	60,428,014
4.57%, 4/01/38 (a)	4,798	5,116,130
5.00%, 10/01/20—1/01/42 (e)	42,400	45,612,483
5.50%, 12/01/27—8/01/38	27,084	29,453,396
6.00%, 12/01/28—1/01/38	22,802	25,186,567
6.50%, 5/01/21—1/01/36	3,913	4,445,235
Ginnie Mae Mortgage Backed Securities:
3.50%, 12/15/40—1/01/42 (e)	2,968	3,097,334
4.00%, 9/15/40—1/01/42 (e)	26,397	28,354,576
4.50%, 3/15/39—1/01/42 (e)	53,617	58,610,027
5.00%, 9/15/39—1/01/42 (e)	46,912	52,174,465
5.50%, 6/15/34—11/20/39	16,530	18,584,072
6.00%, 1/01/42 (e)	9,000	10,186,875

		1,159,070,850
Total U.S. Government Sponsored Agency Securities —52.4%		1,237,736,351

U.S. Treasury Obligations
U.S. Treasury Bonds:
6.38%, 8/15/27 (c)	24,068	36,481,817
6.25%, 5/15/30	17,228	26,643,861
5.00%, 5/15/37 (c)	23,800	33,487,338
4.38%, 5/15/40 (c)(f)	23,100	30,008,332
3.88%, 8/15/40	20,650	24,754,187
4.25%, 11/15/40	4,640	5,917,448
4.38%, 5/15/41	4,931	6,424,940
U.S. Treasury Inflation Indexed Notes:
1.88%, 7/15/13	24,655	25,782,017
0.13%, 4/15/16	59,388	61,912,021
U.S. Treasury Notes:
1.25%, 2/15/14	61,000	62,253,367
1.75%, 3/31/14 (c)	33,000	34,080,222
2.75%, 12/31/17 (c)	26,500	29,050,625
1.75%, 10/31/18	1,041	1,071,417
Total U.S. Treasury Obligations — 16.0%		377,867,592
Total Long-Term Investments (Cost — $2,329,716,966) — 103.0%		2,432,884,067

See Notes to Financial Statements.

126	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (continued)	CoreAlpha Bond Master Portfolio (Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (g)(h)(i)	559,553,070	$559,553,070
BlackRock Cash Funds: Prime, SL Agency Shares, 0.18% (g)(h)(i)	36,989,307	36,989,307

		596,542,377
Total Short-Term Securities (Cost — $596,542,377) — 25.2%		596,542,377
Total Investments Before TBA Sale Commitments (Cost — $2,926,259,343*) — 128.2%		3,029,426,444

TBA Sale Commitments (e)	Par (000)
Fannie Mae Mortgage Backed Securities:
3.50%, 2/01/26—1/01/42	$40,200	(41,482,406)
4.00%, 08/01/25—1/01/42	164,800	(173,117,250)
4.50%, 10/01/24—1/01/42	19,600	(20,857,500)
5.00%, 1/01/18—1/01/42	152,600	(164,855,188)
5.50%, 9/01/19—1/01/42	101,000	(109,979,531)
6.00%, 11/01/22—1/01/42	20,000	(22,021,875)
Ginnie Mae Mortgage Backed Securities:
5.00%, 9/15/39—1/01/42	10,000	(11,072,188)
Total TBA Sale Commitments (Proceeds — $541,008,937) — (23.0)%		(543,385,938)
Total Investments Net of TBA Sale Commitments — 105.2%		2,486,040,506
Liabilities in Excess of Other Assets — (5.2)%		(123,587,956)

Net Assets — 100.0%		$2,362,452,550

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Tax cost	$2,928,227,671

Gross unrealized appreciation	$111,420,990
Gross unrealized depreciation	(10,222,217)

Net unrealized appreciation	$101,198,773

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Security, or a portion of security, is on loan.

(d)	Amount is less than $500.
(e)	Represents or includes a “to-be-announced” (“TBA”) transaction. Unsettled TBA transactions as of December 31, 2011 were as follows:

Counterparty	Market Value	Unrealized Appreciation (Depreciation)
Bank of America Securities	$15,244,688	$49,154
Barclays Capital Inc.	$(42,995,219)	$(216,118)
BNP Paribas	$18,933,875	$86,037
Citigroup Global	$94,999,407	$462,062
Credit Suisse Securities LLC	$(81,690,719)	$(449,546)
Deutsche Bank Securities, Inc.	$(1,165,017)	$(134,652)
Goldman Sachs & Co.	$7,885,702	$11,457
JPMorgan Securities, Ltd.	$(36,317,437)	$(33,251)
Morgan Stanley Capital Services, Inc.	$13,829,719	$94,830
Nomura Securities	$23,955,250	$148,407
R.B.C. Dominion Securities	$(2,879,844)	$(16,529)
RBS Securities LLC	$(80,102,984)	$(850,656)
UBS Securities LLC	$4,130,624	$8,202
Wells Fargo Securities	$(3,794,375)	$(22,729)

(f)	All or a portion of security has been pledged as collateral in connection with open financial futures contracts.

(g)	Investments in companies considered to be an affiliate of the Master Portfolio during the year, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2010	Net Activity	Shares Held at December 31, 2011	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	519,520,789	40,032,281	559,553,070	$699,708
BlackRock Cash Funds: Prime, SL Agency Shares	12,803,177	24,186,130	36,989,307	$52,811

(h)	Represents the current yield as of report date.

(i)	All or a portion of this security was purchased with the cash collateral from loaned securities.

•

For Master Portfolio compliance purposes, the Master Portfolio’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Master Portfolio management. These definitions may not apply for purposes of this report, which may combine such sector and industry sub-classifications for reporting ease.

•	Financial futures contracts purchased as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
1,178	2-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$259,804,220	$(95,729)
1,372	5-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$169,109,719	195,963
2,339	10-Year U.S. Treasury Notes	Chicago Mercantile	March 2012	$306,701,375	1,203,560
53	30-Year U.S. Treasury Bonds	Chicago Mercantile	March 2012	$7,675,063	37,140
Total					$1,340,934

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	127

Schedule of Investments (concluded)	CoreAlpha Bond Master Portfolio

•	Financial futures contracts sold as of December 31, 2011 were as follows:

Contracts	Issue	Exchange	Expiration	Notional Value	Unrealized Depreciation
19	Ultra Long U.S. Treasury Bonds	Chicago Mercantile	March 2012	$3,043,563	$(53,709)

•	Credit default swaps on single-name issues — sold protection outstanding as of December 31, 2011 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration Date	Issuer Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
General Electric Capital Corp.	3.25%	Deutsche Bank AG	12/20/13	AA+	$4,000	$32,847

[1]	Using S&P’s rating.

[2]	The maximum potential amount the Master Portfolio may pay should a negative event take place as defined under the terms of agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of December 31, 2011 were as follows:

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
Dow Jones CDX North America High Yield	5.00%	Deutsche Bank AG	6/20/16	$26,460	$(242,644)

•	Interest rate swaps outstanding as of December 31, 2011 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
1.71%[1]	3-month LIBOR	RBS PLC	11/14/18	$58,000	$(335,965)

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)	Unrealized Depreciation
1.89%[1]	3-month LIBOR	Deutsche Bank AG	10/20/18	60,300	(1,119,672)
Total					$(1,455,637)

[1]	Pays fixed interest rate and receives floating rate.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$157,836,915	—	$157,836,915
Corporate Bonds	—	526,701,982	—	526,701,982
Foreign Agency Obligations	—	18,757,750	—	18,757,750
Non-Agency Mortgage-Backed Securities	—	84,774,211	—	84,774,211
Preferred Securities	—	10,229,567	—	10,229,567
Preferred Stocks	$5,201,840	—	—	5,201,840
Taxable Municipal Bonds	—	13,777,859	—	13,777,859
U.S. Government Sponsored Agency Securities	—	1,237,736,351	—	1,237,736,351
U.S. Treasury Obligations	—	377,867,592	—	377,867,592
Short-Term Securities:
Money Market Funds	596,542,377	—	—	596,542,377
Liabilities:
TBA Sale Commitments	—	(543,385,938)	—	(543,385,938)

Total	$601,744,217	$1,884,296,289	$—	$2,486,040,506

Valuation Inputs	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	—	—	—
Interest rate contracts	$1,340,934	—	—	$1,340,934
Liabilities:
Credit contracts	—	$(209,797)	—	(209,797)
Interest rate contracts	(53,709)	(1,455,637)	—	(1,509,346)

Total	$1,287,225	$(1,665,434)	$—	$(378,209)

[1]	Derivative financial instruments are swaps and financial futures contracts. Swaps and financial futures contracts are valued at the unrealized appreciation/depreciation on the instrument.

See Notes to Financial Statements.

128	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2011	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2025 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2035 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,396,268,541	$2,446,765,875	$12,447,321	$2,053,063,878	$7,632,048
Contributions receivable from investors	234,361	481,645	45,177	654,241	7,150
Investments sold receivable	20,198,620	41,319,486	39,000	32,460,988	—
Securities lending income receivable	4,813	23,467	127	15,992	50
Interest receivable	24	29	—	22	—
Receivable from investment advisor	—	—	21,829	—	22,103

Total assets	1,416,706,359	2,488,590,502	12,553,454	2,086,195,121	7,661,351

Liabilities
Collateral on securities loaned at value	20,835,330	129,824,775	306,800	71,949,702	197,784
Investments purchased payable	1,476,504	—	45,177	—	14,478
Withdrawals payable to investors	7,226,998	—	—	—	2
Investment advisory fees payable	102,372	144,031	—	98,011	—
Professional fees payable	23,299	23,787	22,634	23,614	22,638
Trustees’ fees payable	9,307	15,225	728	12,922	714

Total liabilities	29,673,810	130,007,818	375,339	72,084,249	235,616

Net Assets	$1,387,032,549	$2,358,582,684	$12,178,115	$2,014,110,872	$7,425,735

Net Assets Consist of
Investors’ capital	$1,325,992,213	$2,269,774,388	$12,427,459	$1,958,097,205	$7,683,629
Net unrealized appreciation/depreciation	61,040,336	88,808,296	(249,344)	56,013,667	(257,894)

Net Assets	$1,387,032,549	$2,358,582,684	$12,178,115	$2,014,110,872	$7,425,735

[1] Investments at cost — affiliated	$1,335,228,205	$2,357,957,579	$12,696,665	$1,997,050,211	$7,889,942

[2] Securities loaned at value	$20,401,228	$127,434,704	$297,596	$70,418,793	$193,913

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	129

Statements of Assets and Liabilities (continued)	Master Investment Portfolio

December 31, 2011	LifePath 2040 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2050 Master Portfolio	LifePath 2055 Master Portfolio

Assets
Investments at value — affiliated[1,2]	$1,538,256,033	$3,347,551	$180,113,300	$508,492
Contributions receivable from investors	7,280,873	15,733	561,710	—
Investments sold receivable	29,372,629	—	7,877,121	—
Securities lending income receivable	11,985	33	2,577	5
Interest receivable	21	—	4	—
Receivable from investment advisor	—	22,311	—	19,675

Total assets	1,574,921,541	3,385,628	188,554,712	528,172

Liabilities
Collateral on securities loaned at value	56,952,455	95,460	7,688,374	10,300
Investments purchased payable	8,121,215	18,308	752,395	3,622
Investment advisory fees payable	58,355	—	2,866	—
Professional fees payable	23,382	22,635	22,709	19,921
Trustees’ fees payable	9,870	697	1,590	683

Total liabilities	65,165,277	137,100	8,467,934	34,526

Net Assets	$1,509,756,264	$3,248,528	$180,086,778	$493,646

Net Assets Consist of
Investors’ capital	$1,482,982,152	$3,361,923	$180,953,515	$492,629
Net unrealized appreciation/depreciation	26,774,112	(113,395)	(866,737)	1,017

Net Assets	$1,509,756,264	$3,248,528	$180,086,778	$493,646

[1] Investments at cost — affiliated	$1,511,481,921	$3,460,946	$180,980,037	$507,475

[2] Securities loaned at value	$55,788,539	$93,425	$7,541,539	$10,100

See Notes to Financial Statements.

130	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Assets and Liabilities (continued)	Master Investment Portfolio

December 31, 2011	Active Stock Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,704,264,600
Investments at value — affiliated[3]	148,426,886
Investments sold receivable	47,814,127
Dividends receivable	3,735,162
Securities lending income receivable	18,979
Interest receivable	421

Total assets	2,904,260,175

Liabilities
Collateral on securities loaned at value	79,776,091
Investments purchased payable	1,987,261
Capital shares redeemed payable	104,495,872
Margin variation payable	48,014
Investment advisory fees payable	387,427
Administration fees payable	232,467
Professional fees payable	42,162
Trustees’ fees payable	8,195
Foreign taxes payable	32,984

Total liabilities	187,010,473

Net Assets	$2,717,249,702

Net Assets Consist of
Investors’ capital	$2,634,579,021
Net unrealized appreciation/depreciation	82,670,681

Net Assets	$2,717,249,702

[1] Investments at cost — unaffiliated	$2,621,589,181

[2] Securities loaned at value	$77,439,469

[3] Investments at cost — affiliated	$148,426,886

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	131

Statement of Assets and Liabilities (concluded)	Master Investment Portfolio

December 31, 2011	CoreAlpha Bond Master Portfolio

Assets
Investments at value — unaffiliated[1,2]	$2,432,884,067
Investments at value — affiliated[3]	596,542,377
Foreign currency at value (cost — $2,595,164)	2,432,236
TBA sale commitments receivable	541,008,937
Investments sold receivable	349,385
Unrealized appreciation on swaps	32,847
Swaps premiums paid	1,470,898
Securities lending income receivable	89,918
Interest receivable	13,209,634
Margin variation receivable	983,784
Cash pledged as collateral for swaps	310,000

Total assets	3,589,314,083

Liabilities
Collateral on securities loaned at value	146,351,011
Investments purchased payable	534,096,766
TBA sale commitments at value (proceeds — $541,008,937)	543,385,938
Cash held as collateral for swaps	793,293
Unrealized depreciation on swaps	1,698,281
Investment advisory fees payable	483,534
Professional fees payable	35,278
Trustees’ fees payable	17,432

Total liabilities	1,226,861,533

Net Assets	$2,362,452,550

Net Assets Consist of
Investors’ capital	$2,259,802,085
Net unrealized appreciation/depreciation	102,650,465

Net Assets	$2,362,452,550

! Investments at cost — unaffiliated	$2,329,716,966

[2] Securities loaned at value	$142,514,270

[3] Investments at cost — affiliated	$596,542,377

See Notes to Financial Statements.

132	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2011	LifePath Retirement Master Portfolio	LifePath 2020 Master Portfolio	LifePath 2025 Master Portfolio	LifePath 2030 Master Portfolio	LifePath 2035 Master Portfolio

Investment Income
Dividends — affiliated	$10,350,019	$20,325,882	$82,501	$19,221,471	$59,451
Securities lending — affiliated	266,598	611,382	917	612,424	1,040
Income — affiliated	5,406	10,152	156	10,000	99
Net investment income allocated from the applicable Master Portfolios:
Dividends	5,699,091	14,496,037	59,146	15,777,868	46,979
Interest	25,505,570	30,708,297	81,233	16,833,339	32,819
Expenses	(2,950,153)	(4,919,542)	(16,165)	(4,097,902)	(10,703)
Fees waived	289,950	682,490	2,677	719,771	2,231

Total income	39,166,481	61,914,698	210,465	49,076,971	131,916

Expenses
Investment advisory	4,801,759	8,245,442	27,477	7,028,876	18,076
Professional	42,153	44,398	39,040	43,600	39,040
Independent Trustees	43,824	71,521	3,323	61,219	3,261

Total expenses	4,887,736	8,361,361	69,840	7,133,695	60,377
Less fees waived by advisor	(3,788,884)	(6,818,907)	(64,773)	(6,064,563)	(57,660)

Total expenses after fees waived	1,098,852	1,542,454	5,067	1,069,132	2,717

Net investment income	38,067,629	60,372,244	205,398	48,007,839	129,199

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	16,081	39,003	—	42,005	—
Investments — affiliated	39,146,975	59,996,489	(22,980)	46,479,625	(18,490)
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	44,279,798	81,972,952	(148,861)	70,161,465	(120,484)

	83,442,854	142,008,444	(171,841)	116,683,095	(138,974)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(51,488,110)	(113,304,020)	(295,789)	(116,802,642)	(303,140)
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	(10,637,609)	(41,867,091)	28,781	(51,556,128)	23,609

	(62,125,719)	(155,171,111)	(267,008)	(168,358,770)	(279,531)

Total realized and unrealized gain (loss)	21,317,135	(13,162,667)	(438,849)	(51,675,675)	(418,505)

Net Increase (Decrease) in Net Assets Resulting from Operations	$59,384,764	$47,209,577	$(233,451)	$(3,667,836)	$(289,306)

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	133

Statements of Operations (continued)	Master Investment Portfolio

Year Ended December 31, 2011	LifePath 2040 Master Portfolio	LifePath 2045 Master Portfolio	LifePath 2050 Master Portfolio	LifePath 2055 Master Portfolio

Investment Income
Dividends — affiliated	$15,586,827	$25,616	$1,784,134	$3,446
Securities lending — affiliated	553,909	407	53,728	49
Income — affiliated	7,567	43	1,460	6
Net investment income allocated from the applicable Master Portfolios:
Dividends	14,106,757	21,366	1,636,632	3,248
Interest	7,070,251	6,137	175,264	168
Expenses	(3,064,798)	(4,285)	(303,651)	(589)
Fees waived	634,772	1,052	73,534	171

Total income	34,895,285	50,336	3,421,101	6,499

Expenses
Investment advisory	5,342,974	7,125	539,526	976
Professional	42,515	39,032	39,372	36,316
Independent Trustees	47,623	3,183	7,935	3,136

Total expenses	5,433,112	49,340	586,833	40,428
Less fees waived by advisor	(4,775,105)	(48,489)	(532,304)	(40,327)

Total expenses after fees waived	658,007	851	54,529	101

Net investment income	34,237,278	49,485	3,366,572	6,398

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	6,571	—	—	—
Investments — affiliated	35,584,563	(9,356)	2,652,564	3,708
Allocations from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	55,375,638	(62,150)	2,963,512	2,066

	90,966,772	(71,506)	5,616,076	5,774

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(104,537,746)	(153,589)	(12,784,114)	(22,132)
Allocated from the applicable Master Portfolios from investments, financial futures contracts, swaps and foreign currency transactions	(50,387,490)	15,783	(3,044,008)	(2,868)

	(154,925,236)	(137,806)	(15,828,122)	(25,000)

Total realized and unrealized loss	(63,958,464)	(209,312)	(10,212,046)	(19,226)

Net Decrease in Net Assets Resulting from Operations	$(29,721,186)	$(159,827)	$(6,845,474)	$(12,828)

See Notes to Financial Statements.

134	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Operations (continued)	Master Investment Portfolio

Year Ended December 31, 2011	Active Stock Master Portfolio

Investment Income
Dividends	$49,930,002
Securities lending — affiliated	938,438
Income — affiliated	156,360
Interest	2,961

Total income	51,027,761

Expenses
Investment advisory	6,392,846
Administration	2,595,698
Professional	70,941
Independent Trustees	57,674

Total expenses	9,117,159
Less fees waived by advisor	(2,205,174)

Total expenses after fees waived	6,911,985

Net investment income	44,115,776

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	209,278,080
Financial futures contracts	(15,241,124)
Foreign currency transactions	(1,797)

194,035,159

Net change in unrealized appreciation/depreciation on:
Investments	(190,593,343)
Financial futures contracts	(868,465)
Foreign currency transactions	98

(191,461,710)

Total realized and unrealized gain	2,573,449

Net Increase in Net Assets Resulting from Operations	$46,689,225

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	135

Statement of Operations (concluded)	Master Investment Portfolio

Year Ended December 31, 2011	CoreAlpha Bond Master Portfolio

Investment Income
Interest	$78,890,312
Income — affiliated	543,532
Securities lending — affiliated	208,987
Dividends	173,656

Total income	79,816,487

Expenses
Investment advisory	5,657,549
Administration	350,436
Professional	73,275
Independent Trustees	58,042

Total expenses	6,139,302
Less fees waived by advisor	(131,317)

Total expenses after fees waived	6,007,985

Net investment income	73,808,502

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	44,914,863
Financial futures contracts	18,379,097
Swaps	4,787,616
Foreign currency transactions	(15,565)

68,066,011

Net change in unrealized appreciation/depreciation on:
Investments	47,447,190
Financial futures contracts	4,944,532
Swaps	(6,175,752)
Foreign currency transactions	(162,928)

46,053,042

Total realized and unrealized gain	114,119,053

Net Increase in Net Assets Resulting from Operations	$187,927,555

See Notes to Financial Statements.

136	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Retirement Master Portfolio		LifePath 2020 Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations
Net investment income	$38,067,629	$33,389,199	$60,372,244	$50,556,334
Net realized gain	83,442,854	38,905,084	142,008,444	51,298,017
Net change in unrealized appreciation/depreciation	(62,125,719)	50,211,454	(155,171,111)	129,783,615

Net increase in net assets resulting from operations	59,384,764	122,505,737	47,209,577	231,637,966

Capital Transactions
Proceeds from contributions	146,032,233	188,899,681	253,699,470	403,212,898
Value of withdrawals	(198,525,183)	(96,571,523)	(286,287,280)	(70,562,768)

Net increase (decrease) in net assets derived from capital transactions	(52,492,950)	92,328,158	(32,587,810)	332,650,130

Net Assets

Total increase in net assets	6,891,814	214,833,895	14,621,767	564,288,096
Beginning of year	1,380,140,735	1,165,306,840	2,343,960,917	1,779,672,821

End of year	$1,387,032,549	$1,380,140,735	$2,358,582,684	$2,343,960,917

	LifePath 2025 Master Portfolio		LifePath 2030 Master Portfolio
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010	Year Ended December 31,
Increase (Decrease) in Net Assets:			2011	2010

Operations

Net investment income	$205,398	$1,478	$48,007,839	$39,411,964
Net realized gain (loss)	(171,841)	227	116,683,095	44,387,854
Net change in unrealized appreciation/depreciation	(267,008)	17,664	(168,358,770)	125,415,216

Net increase (decrease) in net assets resulting from operations	(233,451)	19,369	(3,667,836)	209,215,034

Capital Transactions
Proceeds from contributions	15,755,466	115,367	258,359,711	376,110,374
Value of withdrawals	(3,478,395)	(241)	(212,656,069)	(46,506,661)

Net increase in net assets derived from capital transactions	12,277,071	115,126	45,703,642	329,603,713

Net Assets
Total increase in net assets	12,043,620	134,495	42,035,806	538,818,747
Beginning of period	134,495	—	1,972,075,066	1,433,256,319

End of period	$12,178,115	$134,495	$2,014,110,872	$1,972,075,066

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	137

Statements of Changes in Net Assets (continued)	Master Investment Portfolio

	LifePath 2035 Master Portfolio		LifePath 2040 Master Portfolio
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010	Year Ended December 31,
Increase (Decrease) in Net Assets:			2011	2010

Operations
Net investment income	$129,199	$1,499	$34,237,278	$29,075,411
Net realized gain (loss)	(138,974)	446	90,966,772	34,764,764
Net change in unrealized appreciation/depreciation	(279,531)	21,637	(154,925,236)	108,028,620

Net increase (decrease) in net assets resulting from operations	(289,306)	23,582	(29,721,186)	171,868,795

Capital Transactions
Proceeds from contributions	9,169,420	125,963	183,590,711	260,954,409
Value of withdrawals	(1,603,644)	(280)	(163,316,566)	(47,294,585)

Net increase in net assets derived from capital transactions	7,565,776	125,683	20,274,145	213,659,824

Net Assets

Total increase (decrease) in net assets	7,276,470	149,265	(9,447,041)	385,528,619
Beginning of period	149,265	—	1,519,203,305	1,133,674,686

End of period	$7,425,735	$149,265	$1,509,756,264	$1,519,203,305

	LifePath 2045 Master Portfolio		LifePath 2050 Master Portfolio
	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010	Year Ended December 31,
Increase (Decrease) in Net Assets:			2011	2010

Operations

Net investment income	$49,485	$1,447	$3,366,572	$1,795,067
Net realized gain (loss)	(71,506)	778	5,616,076	2,021,948
Net change in unrealized appreciation/depreciation	(137,806)	24,411	(15,828,122)	9,846,769

Net increase (decrease) in net assets resulting from operations	(159,827)	26,636	(6,845,474)	13,663,784

Capital Transactions
Proceeds from contributions	4,417,801	115,366	76,805,333	70,700,398
Value of withdrawals	(1,151,200)	(249)	(9,263,627)	(5,138,081)

Net increase in net assets derived from capital transactions	3,266,601	115,117	67,541,706	65,562,317

Net Assets
Total increase in net assets	3,106,774	141,754	60,696,232	79,226,101
Beginning of period	141,754	—	119,390,546	40,164,445

End of period	$3,248,528	$141,754	$180,086,778	$119,390,546

[1]	Commencement of operations.

See Notes to Financial Statements.

138	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets (continued)	Master Investment Portfolio

	LifePath 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Year Ended December 31, 2011	Period June 30, 2010[1] to December 31, 2010

Operations
Net investment income	$6,398	$1,430
Net realized gain	5,774	962
Net change in unrealized appreciation/depreciation	(25,000)	26,017

Net increase (decrease) in net assets resulting from operations	(12,828)	28,409

Capital Transactions
Proceeds from contributions	562,534	115,365
Value of withdrawals	(199,584)	(250)

Net increase in net assets derived from capital transactions	362,950	115,115

Net Assets
Total increase in net assets	350,122	143,524
Beginning of period	143,524	—

End of period	$493,646	$143,524

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	139

Statements of Changes in Net Assets (continued)	Master Investment Portfolio

	Active Stock Master Portfolio
	Year Ended December 31,
Increase in Net Assets:	2011	2010

Operations
Net investment income	$44,115,776	$32,224,963
Net realized gain	194,035,159	150,754,297
Net change in unrealized appreciation/depreciation	(191,461,710)	76,421,362

Net increase in net assets resulting from operations	46,689,225	259,400,622

Capital Transactions
Proceeds from contributions	657,028,420	542,158,731
Value of withdrawals	(499,892,059)	(126,588,351)

Net increase in net assets derived from capital transactions	157,136,361	415,570,380

Net Assets

Total increase in net assets	203,825,586	674,971,002
Beginning of year	2,513,424,116	1,838,453,114

End of year	$2,717,249,702	$2,513,424,116

See Notes to Financial Statements.

140	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
Increase in Net Assets:	2011	2010

Operations
Net investment income	$73,808,502	$60,862,874
Net realized gain	68,066,011	38,222,728
Net change in unrealized appreciation/depreciation	46,053,042	16,401,998

Net increase in net assets resulting from operations	187,927,555	115,487,600

Capital Transactions
Proceeds from contributions	709,072,896	668,474,923
Value of withdrawals	(685,111,132)	(267,359,402)

Net increase in net assets derived from capital transactions	23,961,764	401,115,521

Net Assets
Total increase in net assets	211,889,319	516,603,121
Beginning of year	2,150,563,231	1,633,960,110

End of year	$2,362,452,550	$2,150,563,231

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	141

Financial Highlights	Master Investment Portfolio

	LifePath Retirement Master Portfolio
	Year Ended December 31,
	2011		2010	2009		2008	2007

Total Investment Return
Total investment return	4.46%		9.83%	18.75%		(14.54)%	5.00%

Ratios to Average Net Assets
Total expenses[1]	0.55%	[2,3]	0.61%	0.59%		0.61%	0.61%

Total expenses after fees waived[1]	0.27%	[2,3]	0.26%	0.26%		0.27%	0.27%

Net investment income[4]	2.77%	[2,3]	2.60%	3.61%		3.81%	3.87%

Supplemental Data
Net assets, end of year (000)	$1,387,033		$1,380,141	$1,165,307		$253,604	$331,733

Portfolio turnover	4%		4%	6%	[5]	11%	6%

	LifePath 2020 Master Portfolio
	Year Ended December 31,
	2011		2010	2009		2008	2007

Total Investment Return
Total investment return	1.96%		11.40%	23.21%		(24.92)%	3.84%

Ratios to Average Net Assets
Total expenses[1]	0.53%	[6,7]	0.59%	0.58%		0.57%	0.58%

Total expenses after fees waived[1]	0.25%	[6,7]	0.23%	0.23%		0.23%	0.25%

Net investment income[4]	2.56%	[6,7]	2.45%	3.15%		3.18%	3.01%

Supplemental Data
Net assets, end of year (000)	$2,358,583		$2,343,961	$1,779,673		$1,245,671	$1,827,888

Portfolio turnover	5%		4%	6%		13%	7%

[1]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[2]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.02%.

[3]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[4]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[5]	Excludes in-kind contribution of portfolio securities received in a tax-free reorganization on November 20, 2009.

[6]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[7]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.11%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

142	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2025 Master Portfolio
	Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	0.99%		17.65%	[2]

Ratios to Average Net Assets
Total expenses[3]	1.07%	[4,5]	13.61%	[6]

Total expenses after fees waived[3]	0.24%	[4,5]	0.22%	[6]

Net investment income[7]	2.62%	[4,5]	2.37%	[6]

Supplemental Data
Net assets, end of period (000)	$12,178		$134

Portfolio turnover	24%		2%

	LifePath 2030 Master Portfolio
	Year Ended December 31,
	2011		2010	2009	2008	2007

Total Investment Return
Total investment return	(0.13)%		12.36%	26.27%	(30.53)%	3.14%

Ratios to Average Net Assets
Total expenses[8]	0.52%	[9,10]	0.57%	0.56%	0.55%	0.57%

Total expenses after fees waived[8]	0.22%	[9,10]	0.21%	0.20%	0.21%	0.23%

Net investment income[7]	2.39%	[9,10]	2.34%	2.97%	2.82%	2.57%

Supplemental Data
Net assets, end of year (000)	$2,014,111		$1,972,075	$1,433,256	$952,181	$1,393,178

Portfolio turnover	7%		3%	7%	13%	7%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.12%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[8]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010 which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[9]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.13%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	143

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2035 Master Portfolio
	Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	(0.82)%		21.21%	[2]

Ratios to Average Net Assets
Total expenses[3]	1.34%	[4,5]	13.23%	[6]

Total expenses after fees waived[3]	0.22%	[4,5]	0.19%	[6]

Net investment income[7]	2.50%	[4,5]	2.33%	[6]

Supplemental Data
Net assets, end of period (000)	$7,426		$149

Portfolio turnover	21%		1%

	LifePath 2040 Master Portfolio
	Year Ended December 31,
	2011		2010	2009	2008	2007

Total Investment Return
Total investment return	(1.88)%		13.21%	28.58%	(34.90)%	2.53%

Ratios to Average Net Assets
Total expenses[8]	0.52%	[9,10]	0.55%	0.55%	0.53%	0.56%

Total expenses after fees waived[8]	0.20%	[9,10]	0.19%	0.18%	0.19%	0.22%

Net investment income[7]	2.24%	[9,10]	2.24%	2.82%	2.52%	2.20%

Supplemental Data
Net assets, end of year (000)	$1,509,756		$1,519,203	$1,133,675	$720,539	$1,022,941

Portfolio turnover	8%		4%	6%	14%	8%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.14%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[8]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the four years ended December 31, 2010 which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[9]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.04%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.15%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

See Notes to Financial Statements.

144	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2045 Master Portfolio
	Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	(1.96)%		24.26%	[2]

Ratios to Average Net Assets
Total expenses[3]	2.58%	[4,5]	13.23%	[6]

Total expenses after fees waived[3]	0.20%	[4,5]	0.17%	[6]

Net investment income[7]	2.43%	[4,5]	2.25%	[6]

Supplemental Data
Net assets, end of period (000)	$3,249		$142

Portfolio turnover	35%		1%

	LifePath 2050 Master Portfolio
	Year Ended December 31,				Period June 30, 2008[1] to December 31, 2008
	2011		2010	2009

Total Investment Return
Total investment return	(3.28)%		13.93%	30.85%	(31.93)%[2]

Ratios to Average Net Assets
Total expenses[8]	0.53%	[9,10]	0.56%	0.59%	1.11%	[6]

Total expenses after fees waived[8]	0.18%	[9,10]	0.17%	0.16%	0.17%	[6]

Net investment income[7]	2.18%	[9,10]	2.31%	2.84%	3.05%	[6]

Supplemental Data
Net assets, end of period (000)	$180,087		$119,391	$40,164	$6,895

Portfolio turnover	13%		5%	12%	0%	[11]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.03%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.16%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

[8]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2008 and the two years ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[9]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.05%.

[10]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[11]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	145

Financial Highlights (continued)	Master Investment Portfolio

	LifePath 2055 Master Portfolio
	Year Ended December 31, 2011		Period June 30, 2010[1] to December 31, 2010

Total Investment Return
Total investment return	(3.52)%		25.83%	[2]

Ratios to Average Net Assets
Total expenses[3]	14.66%	[4,5]	13.13%	[6]

Total expenses after fees waived[3]	0.19%	[4,5]	0.16%	[6]

Net investment income[7]	2.30%	[4,5]	2.21%	[6]

Supplemental Data
Net assets, end of period (000)	$494		$144

Portfolio turnover	51%		1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series, except the total expenses for the period ended December 31, 2010, which include gross expenses. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]

Includes the Master Portfolio’s share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series’s allocated fees waived of 0.06%.

[5]

Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.17%, although the ratio does include the Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[6]	Annualized.

[7]

Includes the Master Portfolio’s share of the allocated net investment income from Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series.

See Notes to Financial Statements.

146	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	Master Investment Portfolio

	Active Stock Master Portfolio
	Year Ended December 31,
	2011	2010	2009	2008	2007

Total Investment Return
Total investment return	2.20%	11.04%	24.86%	(36.65)%	0.58%

Ratios to Average Net Assets
Total expenses	0.35%	0.35%	0.35%	0.35%	0.35%

Total expenses after fees waived	0.27%	0.29%	0.30%	0.32%	0.34%

Net investment income	1.70%	1.50%	1.99%	1.96%	1.70%

Supplemental Data
Net assets, end of year (000)	$2,717,250	$2,513,424	$1,838,453	$1,250,987	$2,085,214

Portfolio turnover	275%	120%	149%	98%	80%

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	147

Financial Highlights (concluded)	Master Investment Portfolio

	CoreAlpha Bond Master Portfolio
	Year Ended December 31,
	2011		2010		2009		2008	2007

Total Investment Return
Total investment return	8.38%		6.56%		11.67%		3.62%	5.10%

Ratios to Average Net Assets
Total expenses	0.27%		0.36%		0.35%		0.36%	0.36%

Total expenses after fees waived	0.26%		0.35%		0.35%		0.36%	0.35%

Net investment income	3.22%		3.19%		4.33%		4.47%	5.18%

Supplemental Data
Net assets, end of year (000)	$2,362,453		$2,150,563		$1,633,960		$1,115,903	$1,479,888

Portfolio turnover[1]	1,646%	[2]	621%	[3]	278%	[4]	351%	466%

[1]	Portfolio turnover rates include TBA transactions, if any.
[2]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover rate would have been 1,510%.
[3]	Excluding TBA transactions, the portfolio turnover rate would have been 170%.
[4]	Excluding TBA transactions, the portfolio turnover rate would have been 199%.

See Notes to Financial Statements.

148	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to eleven series of MIP: LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2025 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2045 Master Portfolio, LifePath 2050 Master Portfolio, Lifepath 2055 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio (each, a “Master Portfolio” and collectively, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Each of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2025 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2045 Master Portfolio, LifePath 2050 Master Portfolio and LifePath 2055 Master Portfolio (each a “LifePath Master Portfolio” and collectively the “LifePath Master Portfolios”) seeks to achieve its investment objective by investing in a combination of domestic equity, international equity, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio, Master Small Cap Index Series and the BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

The value of a LifePath Master Portfolio’s investment in each of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series reflects that LifePath Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2011, the interests of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series held by each LifePath Master Portfolio were as follows:

	Active Stock Master Portfolio	ACWI ex-US Index Master Portfolio	CoreAlpha Bond Master Portfolio	Master Small Cap Index Series
LifePath Retirement Master Portfolio	10.97%	12.74%	30.72%	11.24%
LifePath 2020 Master Portfolio	27.55%	13.71%	37.15%	16.31%
LifePath 2025 Master Portfolio	0.17%	0.16%	0.16%	0.08%
LifePath 2030 Master Portfolio	30.48%	15.94%	20.48%	11.75%
LifePath 2035 Master Portfolio	0.13%	0.38%	0.06%	0.04%
LifePath 2040 Master Portfolio	27.09%	14.44%	8.61%	7.60%
LifePath 2045 Master Portfolio	0.06%	0.24%	0.01%	0.02%
LifePath 2050 Master Portfolio	3.54%	4.97%	0.30%	0.76%
LifePath 2055 Master Portfolio	0.01%	0.07%	0.00%[1]	0.00%[1]

[1]	Rounds to less than 0.01%.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments, including exchange traded Funds, traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Financial futures contracts traded on exchanges are valued at their last sale price. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Swap agreements are valued utilizing quotes received daily by the Master Portfolio’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value. Municipal investments (including commitments to purchase such investments on a “ when-issued” basis) are valued on the basis of prices provided by dealers or pricing services.

The Master Portfolios value their bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more brokers or dealers as obtained from a pricing service. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

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In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that the Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Master Portfolio’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair value, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board. Each business day, the Master Portfolio uses a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded and OTC options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of business on the NYSE, which follows the close of the local markets.

Asset-Backed and Mortgage-Backed Securities: The CoreAlpha Bond Master Portfolio may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Master Portfolio has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The CoreAlpha Bond Master Portfolio may purchase certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States but are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The CoreAlpha Bond Master Portfolio may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-back securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated pre-payments of principal, the Master Portfolio may not fully recoup its initial investment in IOs.

Stripped Mortgage-Backed Securities: The CoreAlpha Bond Master Portfolio may invest in stripped mortgage-backed securities issued by the US government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. The CoreAlpha Bond Master Portfolio also may invest in stripped mortgage-backed securities that are privately issued.

Capital Trusts: The CoreAlpha Bond Master Portfolio may invest in capital trusts. These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not

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Notes to Financial Statements (continued)	Master Investment Portfolio

affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities.

Preferred Stock: The CoreAlpha Bond Master Portfolio may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The CoreAlpha Bond Master Portfolio may enter into TBA commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Master Portfolio generally enters into TBA commitments with the intent to take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

Mortgage Dollar Roll Transactions: The CoreAlpha Bond Master Portfolio may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, the Master Portfolio will not be entitled to receive interest and principal payments on the securities sold. The Master Portfolio accounts for mortgage dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Master Portfolio’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Master Portfolio is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Master Portfolio either deliver collateral or segregate assets in connection with certain investments (e.g., TBA sale commitments, financial futures contracts and swaps), each Master Portfolio will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party to such transactions has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Master Portfolio is informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Each LifePath Master Portfolio records daily its proportionate share of the Active Stock Master Portfolio, ACWI ex-US Index Master Portfolio, CoreAlpha Bond Master Portfolio and Master Small Cap Index Series income, expenses and realized and unrealized gains and losses.

Securities Lending: The Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Master Portfolio and any additional required collateral is delivered to the Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Master Portfolio could experience delays and costs in gaining access to the collateral. A Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the year ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: Each Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a Master Portfolio is treated as the owner of its proportionate share of the net assets,

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Notes to Financial Statements (continued)	Master Investment Portfolio

income, expenses and realized and unrealized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each Master Portfolio files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the Master Portfolios’ financial statement disclosures.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

2. Derivative Financial Instruments:

Each Master Portfolio engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Master Portfolio and to economically hedge, or protect its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. Each Master Portfolio’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized appreciation netted against any collateral pledged by/posted to the counterparty. Counterparty risk related to exchange-traded financial futures contracts is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

A Master Portfolio may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. master agreement (“ISDA Master Agreement”) implemented between the Master Portfolio and each of its respective counterparties. An ISDA Master Agreement allows each Master Portfolio to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to a Master Portfolio from its counterparties are not fully collateralized contractually or otherwise, the Master Portfolio bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, each Master Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Master Portfolio’s net assets decline by a stated percentage or the Master Portfolios fail to meet the terms of its ISDA Master Agreements, which would cause the Master Portfolios to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Master Portfolios purchase or sell financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk) or changes in the value of equity securities (equity risk). Financial futures contracts are agreements between a Master Portfolio and counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the particular contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Pursuant to the contract, a Master Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recorded by the Master Portfolio as unrealized appreciation or depreciation. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures contracts involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

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Notes to Financial Statements (continued)	Master Investment Portfolio

Swaps: The CoreAlpha Bond Master Portfolio enters into swap agreements, in which the Master Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or net payment upon termination. These payments received or made by the Master Portfolio are recorded in the Statements of Operations as realized gains or losses, respectively. Any upfront fees paid are recorded as assets and any upfront fees received are recorded as liabilities and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Master Portfolio will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Master Portfolio’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The CoreAlpha Bond Master Portfolio enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Master Portfolio enters into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Master Portfolio may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Master Portfolio will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Master Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Interest rate swaps — The CoreAlpha Bond Master Portfolio enters into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

Derivative Financial Instruments Categorized by Risk Exposure:
Fair Values of Derivative Financial Instruments as of December 31, 2011
	Asset Derivatives
		Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
	Statements of Assets and Liabilities Location	Value
Interest rate contracts	Net unrealized appreciation/depreciation*	—	$1,340,934
Credit contracts	Unrealized appreciation on swaps, Swap premiums paid	—	1,503,745
Equity contracts	Net unrealized appreciation/depreciation*	$4,836	—
Total		$4,836	$2,844,679

	Liability Derivatives
			CoreAlpha Bond Master Portfolio
	Statements of Assets and Liabilities Location		Value
Interest rate contracts	Net unrealized appreciation/depreciation*;
	Unrealized depreciation on swaps		$1,509,346
Credit contracts	Unrealized depreciation on swaps		242,644
Total			$1,751,990

*Includes	cumulative appreciation/depreciation on financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statements of Assets and Liabilities.

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Notes to Financial Statements (continued)	Master Investment Portfolio

The Effect of Derivative Financial Instruments in the Statement of Operations Year Ended December 31, 2011
	Net Realized Gain (Loss) From
	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Interest rate contracts:
Financial futures contracts	—	$18,379,097
Swaps	—	4,982,350
Credit contracts:
Swaps	—	(194,734)
Equity contracts:
Financial futures contracts	$(15,241,124)	—

Total	$(15,241,124)	$23,166,713

	Net Change in Unrealized Appreciation/Depreciation on
	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Interest rate contracts:
Financial futures contracts	—	$4,944,532
Swaps	—	(5,643,215)
Credit contracts:
Swaps	—	(532,537)
Equity contracts:
Financial futures contracts	$(868,465)	—
Total	$(868,465)	$(1,231,220)

For the year ended December 31, 2011, the average quarterly balances of outstanding derivative financial instruments were as follows:

	Active Stock Master Portfolio	CoreAlpha Bond Master Portfolio
Financial futures contracts:
Average number of contracts purchased	496	3,998
Average number of contracts sold	—	53
Average notional value of contracts purchased	$32,020,378	$583,890,914
Average notional value of contracts sold	—	$6,661,082
Credit default swaps:
Average number of contracts — buy protection	—	2
Average number of contracts — sell protection	—	3
Average notional value — buy protection	—	$17,115,000
Average notional value — sell protection	—	$151,125,000
Interest rate swaps:
Average number of contracts — pays fixed rate	—	1
Average notional value — pays fixed rate	—	$45,075,000

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BlackRock Fund Advisors (“BFA”), the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Master Portfolio’s average daily net assets at an annual rate of 0.35% and an annual rate of 0.25% of the average daily nets assets of each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio from January 1, 2011 through May 31, 2011.

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Notes to Financial Statements (continued)	Master Investment Portfolio

Effective June 1, 2011, each Master Portfolio paid BFA a monthly fee based on a percentage of each LifePath Master Portfolio’s average daily net assets at an annual rate of 0.35% and a monthly fee based on a percentage of each of the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio’s average daily net assets at the following annual rates:

Average Daily Net Assets	Investment Advisory Fee
First $1 Billion	0.25%
$1 Billion — $3 Billion	0.24%
$3 Billion — $5 Billion	0.23%
$5 Billion — $10 Billion	0.22%
Greater than $10 Billion	0.21%

The fees and expenses of the Master Portfolios’ trustees who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. BFA has contractually agreed to waive investment advisory fees charged to the LifePath Master Portfolios in an amount equal to investment advisory fees and administration fees, if any, received by BFA or BlackRock Institutional Trust Company, N.A. (“BTC”), from each investment company in which the Master Portfolios invest through April 30, 2012. BFA has also contractually agreed to cap the expenses of the LifePath Master Portfolios at the rate at which the LifePath Master Portfolios pay an advisory fee to BFA by providing an offsetting credit against the investment advisory fees paid by the LifePath Master Portfolios in an amount equal to the independent expenses. These contractual waivers are effective through April 30, 2021. The amounts of the waivers, if any, are shown as fees waived in the Statements of Operations.

MIP entered into an administration services arrangement with BTC, which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary operating expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios. BTC is entitled to receive for these administration services an annual fee of 0.10% based on the average daily net assets of Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio. Effective March 1, 2011, BTC receives administration fees of 0.10% based on the average daily net assets of the Institutional shares of the BlackRock CoreAlpha Bond Fund.

BTC is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolios.

BTC voluntarily agreed to waive a portion of its administration fees paid by the Active Stock Master Portfolio in an amount sufficient to maintain the advisory fees payable by each of the LifePath Master Portfolios at an annual rate of 0.35% based on the average daily net assets. This arrangement is voluntary and may be terminated by BTC at any time. With respect to the independent expenses discussed above, BTC has contractually agreed to provide and offsetting credit against the advisory fees paid by the Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio in an amount equal to the independent expenses, through April 30, 2012. The amounts of the waiver and offsetting credits are shown as fees waived in the Statements of Operations.

The Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BTC, an affiliate of BFA, as the securities lending agent. BFA may, on behalf of a Master Portfolio, invest cash collateral received by the Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The Master Portfolios retain 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of income earned by each Master Portfolio on such investments is shown as securities lending – affiliated in the Statements of Operations. For the year ended December 31, 2011, BTC received securities lending agent fees related to securities lending activities for the Master Portfolios as follows:

LifePath Retirement Master Portfolio	$96,945
LifePath 2020 Master Portfolio	$217,210
LifePath 2025 Master Portfolio	$459
LifePath 2030 Master Portfolio	$216,547
LifePath 2035 Master Portfolio	$532
LifePath 2040 Master Portfolio	$201,948
LifePath 2045 Master Portfolio	$211
LifePath 2050 Master Portfolio	$20,896
LifePath 2055 Master Portfolio	$22
Active Stock Master Portfolio	$282,244
CoreAlpha Bond Master Portfolio	$97,210

Each Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statements of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

BLACKROCK FUNDS III	DECEMBER 31, 2011	155

Notes to Financial Statements (concluded)	Master Investment Portfolio

4. Investments:

Purchases and sales of investments including paydowns, mortgage dollar roll and TBA transactions and excluding short-term securities and US government securities for the year ended December 31, 2011, were as follows:

	Purchases	Sales
LifePath Retirement Master Portfolio	$55,756,628	$134,711,295
LifePath 2020 Master Portfolio	$120,834,648	$245,266,934
LifePath 2025 Master Portfolio	$5,482,487	$1,755,595
LifePath 2030 Master Portfolio	$137,137,786	$202,731,678
LifePath 2035 Master Portfolio	$3,554,448	$1,050,220
LifePath 2040 Master Portfolio	$114,980,998	$170,390,772
LifePath 2045 Master Portfolio	$1,802,430	$687,181
LifePath 2050 Master Portfolio	$36,797,847	$19,450,108
LifePath 2055 Master Portfolio	$252,817	$145,115
Active Stock Master Portfolio	$7,218,410,170	$6,939,899,349
CoreAlpha Bond Master Portfolio	$35,009,575,305	$35,521,110,050

Purchases and sales of US government securities for the CoreAlpha Bond Master Portfolio for the year ended December 31, 2011, were $1,146,055,409 and $601,663,219, respectively.

For the year ended December 31, 2011, purchases and sales of mortgage dollar roll securities for the CoreAlpha Bond Master Portfolio were $2,975,643,297 and $2,972,952,383, respectively.

5. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master

Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolio.

The CoreAlpha Bond Master Portfolio invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Please see the Schedule of Investments for these securities. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

6. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

156	BLACKROCK FUNDS III	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the LifePath Retirement Master Portfolio, LifePath 2020 Master Portfolio, LifePath 2025 Master Portfolio, LifePath 2030 Master Portfolio, LifePath 2035 Master Portfolio, LifePath 2040 Master Portfolio, LifePath 2045 Master Portfolio, LifePath 2050 Master Portfolio, LifePath 2055 Master Portfolio, Active Stock Master Portfolio and CoreAlpha Bond Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2011, the results of each of their operations for the year then ended and the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

BLACKROCK FUNDS III	DECEMBER 31, 2011	157

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

158	BLACKROCK FUNDS III	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2011	159

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

160	BLACKROCK FUNDS III	DECEMBER 31, 2011

Additional Information

General Information

Availability of Quarterly Portfolio Schedule

Each Portfolio/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Portfolio’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Portfolio/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Portfolio/Master Portfolio voted proxies relating to securities held in the Portfolio’s/Master Portfolio’s portfolios during the most recent 12-month period ended December 31 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites. BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2011	161

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

162	BLACKROCK FUNDS III	DECEMBER 31, 2011

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

# LIFEPATH-12/11

December 31, 2011

Annual Report

BlackRock Funds III

▶	LifePath® Index Retirement Portfolio

▶	LifePath® Index 2020 Portfolio

▶	LifePath® Index 2025 Portfolio

▶	LifePath® Index 2030 Portfolio

▶	LifePath® Index 2035 Portfolio

▶	LifePath® Index 2040 Portfolio

▶	LifePath® Index 2045 Portfolio

▶	LifePath® Index 2050 Portfolio

▶	LifePath® Index 2055 Portfolio

Not FDIC Insured    No Bank Guarantee    May Lose Value

2	BLACKROCK FUNDS III	DECEMBER 31, 2011

Dear Shareholder:

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Portfolio Summary as of December 31, 2011	LifePath Index Portfolios

Portfolio Management Commentary

How did each Portfolio perform?

•

All share classes of the LifePath Index Portfolios with target dates of 2020, 2025, 2030, 2035, 2040, 2045, 2050, 2055 and LifePath Index Retirement Portfolio (altogether, the “LifePath Index Portfolios”) invest in their respective LifePath Index Master Portfolio.

•

For the period beginning with their initial trading date of May 31, 2011 through December 31, 2011, the Investor A Shares of all of the LifePath Index Portfolios underperformed their respective custom benchmarks. The Institutional and Class K Shares outperformed their respective benchmarks in the LifePath Index Portfolios with target dates of 2020, 2025, 2030, 2035 and the LifePath Index Retirement Portfolio, and underperformed in LifePath Index 2040, 2045, 2050 and 2055.

What factors influenced performance?

•

All of the LifePath Index Portfolios generated negative returns on an absolute basis as equity markets broadly declined during the period. Relative to their respective custom benchmarks, the longer-dated LifePath Index 2040, 2045, 2050 and 2055 underperformed due to a negative fair value pricing effect in the BlackRock International Index Master Portfolio.

•

The LifePath Index Portfolios gain exposure to various financial markets through their investment in iShares exchange-traded funds (“ETFs”), each of which seeks investment results that correspond generally to the performance, before fees and expenses, of its underlying index. Dividend distributions, pricing differences, premiums/discounts and other factors can cause an ETF’s return to lag the underlying Index Fund. During the period, pricing differences in iShares MSCI Emerging Markets Index Fund and iShares MSCI EAFE Small Cap Index Fund detracted from relative performance. The underlying indices of each of these international equity ETFs are priced at the close of their respective local stock exchanges, whereas the corresponding iShares instruments continue to trade on the New York Stock Exchange until they are priced upon its close, thereby reflecting new US market information.

Describe recent portfolio activity.

•

Each LifePath Index Portfolio has its own time horizon, which affects its acceptable level of risk and, in turn, the strategic allocation of its holdings across asset classes. On a quarterly basis, the strategic allocation of each LifePath Index Portfolio is systematically updated to reflect the remaining investment time horizon. During the period, the LifePath Index Portfolios were rebalanced in accordance with their updated strategic allocations and daily cash flows were appropriately allocated to the underlying funds and instruments.

•	During the period, the LifePath Index Portfolios began investing in the ACWI ex-US Index Master Portfolio to obtain the equivalent benchmark exposure.

Describe portfolio positioning at period end.

•	As of period end, each of the LifePath Index Portfolios was invested according to its respective strategic allocation benchmark within tolerance limits.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

The LifePath Index Portfolios are organized as “feeder” funds in a “master-feeder” structure. Instead of investing directly in individual securities, the feeder fund, which is offered to the public, holds interests in the net assets of its corresponding Master Portfolio. It is the Master Portfolio that actually invests in individual securities. References to the “LifePath Index Portfolios” are to the feeder funds or the Master Portfolios, as the context requires.

4	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® Index Retirement Portfolio

Investment Objective

LifePath® Index Retirement Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) now or in the near future may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index Retirement Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	10.9%	52.9%	9.1%	23.2%	3.9%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	0.09%	(0.61)%
Investor A	(0.04)	(0.76)
Class K	0.11	(0.59)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index Retirement Custom Benchmark	0.05	(0.70)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2011	5

LifePath® Index 2020 Portfolio

Investment Objective

LifePath® Index 2020 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2020 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2020 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	17.5%	37.1%	6.0%	35.7%	3.7%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(2.72)%	(3.72)%
Investor A	(2.85)	(3.87)
Class K	(2.71)	(3.71)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2020 Custom Benchmark	(2.76)	(3.78)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

6	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® Index 2025 Portfolio

Investment Objective

LifePath® Index 2025 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2025 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2025 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	20.5%	30.0%	4.7%	41.2%	3.6%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(4.02)%	(5.12)%
Investor A	(4.15)	(5.26)
Class K	(4.01)	(5.10)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2025 Custom Benchmark	(3.99)	(5.13)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2011	7

LifePath® Index 2030 Portfolio

Investment Objective

LifePath® Index 2030 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2030 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2030 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	23.1%	23.8%	3.5%	46.1%	3.5%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(5.11)%	(6.30)%
Investor A	(5.24)	(6.44)
Class K	(5.10)	(6.28)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2030 Custom Benchmark	(5.09)	(6.31)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

8	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® Index 2035 Portfolio

Investment Objective

LifePath® Index 2035 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2035 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2035 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex-US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	25.4%	18.2%	2.4%	50.5%	3.5%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(6.10)%	(7.37)%
Investor A	(6.23)	(7.52)
Class K	(6.08)	(7.35)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2035 Custom Benchmark	(6.08)	(7.39)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2011	9

LifePath® Index 2040 Portfolio

Investment Objective

LifePath® Index 2040 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2040 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2040 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex- US IMI Index	Barclays Capital US Aggregate Bond Index	Barclays Capital US Treasury Inflation Protected Securities (TIPS) Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	27.6%	13.1%	1.3%	54.6%	3.4%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(7.07)%	(8.44)%
Investor A	(7.20)	(8.58)
Class K	(7.06)	(8.42)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2040 Custom Benchmark	(6.99)	(8.38)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

10	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® Index 2045 Portfolio

Investment Objective

LifePath® Index 2045 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2045 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2045 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex- US IMI Index	Barclays Capital US Aggregate Bond Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	29.6%	8.7%	58.3%	3.4%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(8.15)%	(9.51)%
Investor A	(8.27)	(9.64)
Class K	(8.13)	(9.49)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2045 Custom Benchmark	(7.85)	(9.31)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2011	11

LifePath® Index 2050 Portfolio

Investment Objective

LifePath® Index 2050 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2050 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2050 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex- US IMI Index	Barclays Capital US Aggregate Bond Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	31.6%	3.3%	61.7%	3.4%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(8.92)%	(10.36)%
Investor A	(9.04)	(10.49)
Class K	(8.90)	(10.34)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2050 Custom Benchmark	(8.66)	(10.18)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

12	BLACKROCK FUNDS III	DECEMBER 31, 2011

LifePath® Index 2055 Portfolio

Investment Objective

LifePath® Index 2055 Portfolio’s investment objective is to seek to maximize return consistent with the quantitatively measured risk that investors planning to retire (or begin to withdraw substantial portions of their investment) approximately in the year 2055 may be willing to accept.

Total Return Based on a $10,000 Investment

[1]

The LifePath Index Portfolio compares its performance to that of a customized weighted index (the “LifePath Index 2055 Custom Benchmark”), comprised of the indexes indicated below, and reflecting the investment advisor’s changes of the benchmarks’ weightings over time. The investment advisor adjusts the weightings of these indexes periodically with its evaluation and adjustment of the LifePath Index Portfolio’s asset allocation strategy. The weightings are presented annually but they are adjusted quarterly.

[2]	Commencement of operations.

Period	ACWI ex- US IMI Index	Barclays Capital US Aggregate Bond Index	Russell 1000 Index	Russell 2000 Index
5/31/11 to 12/31/11	33.2%	1.0%	59.8%	6.0%

See “About Portfolio Performance” on page 14 for descriptions of the indexes.

Performance Summary for the Period Ended December 31, 2011

	Total Returns
	6-Month	Since Inception[1]
Institutional	(9.55)%	(10.98)%
Investor A	(9.67)	(11.11)
Class K	(9.53)	(10.96)
Citigroup 3-Month Treasury Bill Index	0.02	0.02
Barclays Capital US Aggregate Bond Index	4.98	4.68
LifePath Index 2055 Custom Benchmark	(9.35)	(10.88)
ACWI ex-US IMI Index	(17.22)	(18.49)
Russell 1000 Index	(4.58)	(6.25)
Russell 2000 Index	(9.77)	(11.86)
Barclays US Treasury TIPS Index	7.32	8.19

[1]	Total return is calculated from an inception date of May 31, 2011.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2011	13

About Portfolio Performance	BlackRock Funds III

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares are not subject to any sales charge and bear no ongoing distribution fee. Investor A Shares are subject to an ongoing service fee of 0.25% per year.

•	Class K Shares are not subject to any sales charge. Class K Shares bear no ongoing distribution or service fees and are available only to eligible investors.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Figures shown in each of the performance tables on the previous pages assume reinvestment of all dividends and distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The LifePath Index Portfolios’ administrator waived a portion of each LifePath Index Portfolio’s expenses. Without such waiver, each LifePath Index Portfolio’s performance would have been lower. Dividends paid to each class of shares will vary because of the different levels of administration and distribution fees applicable to each class, which are deducted from the income available to be paid to shareholders.

The Barclays Capital US Aggregate Bond Index is an unmanaged market weighted index comprised of investment grade corporate bonds (rated BBB or better), mortgages and US Treasury and government agencies with at least one year to maturity. The MSCI ACWI ex-US IMI Index is a free float-adjusted market capitalization-weighted index that measures the equity market performance of the developed (excluding the US) and emerging investable market universe. The Citigroup 3-Month Treasury Bill Index is a market value weighted index of public obligations of the US Treasury with maturities of three months.

The LifePath Index Portfolios’ custom benchmarks are hypothetical representations of the performance of the respective LifePath Index Portfolio’s asset classes according to their weightings as of the most recent quarter-end. The weightings of the various indexes that are included in the LifePath Index Portfolios’ custom benchmarks are adjusted quarterly to reflect the LifePath Index Portfolios’ changing asset allocations over time. As of December 31, 2011, the following indexes are used to calculate the LifePath Index Portfolios’ custom benchmarks: ACWI ex-US IMI Index, Barclays Capital US Aggregate Bond Index, Barclays Capital US Treasury TIPS Index, Russell 1000 Index and Russell 2000 Index.

Disclosure of Expenses

Shareholders of each LifePath Index Portfolio may incur the following charges: operating expenses, including administration fees, distribution fees, including 12b-1 fees, and other portfolio expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in a LifePath Index Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each LifePath Index Porfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in a LifePath Index Portfolio and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

14	BLACKROCK FUNDS III	DECEMBER 31, 2011

Disclosure of Expenses (concluded)	BlackRock Funds III

Expense Examples
	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
LifePath Index Retirement Portfolio
Institutional	$1,000.00	$1,000.90	$0.91	$1,000.00	$1,024.30	$0.92	0.18%
Investor A	$1,000.00	$999.60	$2.17	$1,000.00	$1,023.04	$2.19	0.43%
Class K	$1,000.00	$1,001.10	$0.76	$1,000.00	$1,024.45	$0.77	0.15%
LifePath Index 2020 Portfolio
Institutional	$1,000.00	$972.80	$1.04	$1,000.00	$1,024.15	$1.07	0.21%
Investor A	$1,000.00	$971.50	$2.29	$1,000.00	$1,022.89	$2.35	0.46%
Class K	$1,000.00	$972.90	$0.90	$1,000.00	$1,024.30	$0.92	0.18%
LifePath Index 2025 Portfolio
Institutional	$1,000.00	$959.80	$1.04	$1,000.00	$1,024.15	$1.07	0.21%
Investor A	$1,000.00	$958.50	$2.27	$1,000.00	$1,022.89	$2.35	0.46%
Class K	$1,000.00	$959.90	$0.89	$1,000.00	$1,024.30	$0.92	0.18%
LifePath Index 2030 Portfolio
Institutional	$1,000.00	$948.90	$1.08	$1,000.00	$1,024.10	$1.12	0.22%
Investor A	$1,000.00	$947.60	$2.31	$1,000.00	$1,022.84	$2.40	0.47%
Class K	$1,000.00	$949.00	$0.93	$1,000.00	$1,024.25	$0.97	0.19%
LifePath Index 2035 Portfolio
Institutional	$1,000.00	$939.00	$1.12	$1,000.00	$1,024.05	$1.17	0.23%
Investor A	$1,000.00	$937.70	$2.39	$1,000.00	$1,022.74	$2.50	0.49%
Class K	$1,000.00	$939.20	$0.98	$1,000.00	$1,024.20	$1.02	0.20%
LifePath Index 2040 Portfolio
Institutional	$1,000.00	$929.30	$1.17	$1,000.00	$1,024.00	$1.22	0.24%
Investor A	$1,000.00	$928.00	$2.38	$1,000.00	$1,022.74	$2.50	0.49%
Class K	$1,000.00	$929.40	$1.02	$1,000.00	$1,024.15	$1.07	0.21%
LifePath Index 2045 Portfolio
Institutional	$1,000.00	$918.50	$1.16	$1,000.00	$1,024.00	$1.22	0.24%
Investor A	$1,000.00	$917.30	$2.42	$1,000.00	$1,022.69	$2.55	0.50%
Class K	$1,000.00	$918.70	$1.02	$1,000.00	$1,024.15	$1.07	0.21%
LifePath Index 2050 Portfolio
Institutional	$1,000.00	$910.80	$1.20	$1,000.00	$1,023.95	$1.28	0.25%
Investor A	$1,000.00	$909.60	$2.41	$1,000.00	$1,022.69	$2.55	0.50%
Class K	$1,000.00	$911.00	$1.06	$1,000.00	$1,024.10	$1.12	0.22%
LifePath Index 2055 Portfolio
Institutional	$1,000.00	$904.50	$1.20	$1,000.00	$1,023.95	$1.28	0.25%
Investor A	$1,000.00	$903.30	$2.40	$1,000.00	$1,022.69	$2.55	0.50%
Class K	$1,000.00	$904.70	$1.06	$1,000.00	$1,024.10	$1.12	0.22%

[1]

For each class of the LifePath Index Portfolio, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365. Because each LifePath Index Portfolio invests significantly in a Master Portfolio, the expense table example reflects the net expenses of both the LifePath Index Portfolio and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK FUNDS III	DECEMBER 31, 2011	15

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2011	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$1,958,316	$1,897,957	$1,872,826	$1,849,796	$1,828,696
Receivable from advisor	13,590	13,054	12,896	12,945	12,980
Prepaid expenses	26,290	26,956	26,176	26,590	26,536
Deferred offering costs	854	665	665	546	665

Total assets	1,999,050	1,938,632	1,912,563	1,889,877	1,868,877

Liabilities
Professional fees payable	20,636	20,636	20,636	20,636	20,636
Income dividends payable	13,437	11,670	10,922	10,248	9,651
Printing fees payable	7,998	7,998	7,998	7,998	7,998
Transfer agent fees payable	348	348	348	348	352
Registration fees payable	85	85	85	85	85
Administration fees payable	50	48	48	48	46
Service fees payable	5	5	5	5	5
Other accrued expenses payable	2,618	2,692	2,692	2,692	2,692

Total liabilities	45,177	43,482	42,734	42,060	41,465

Net Assets	$1,953,873	$1,895,150	$1,869,829	$1,847,817	$1,827,412

Net Assets Consist of
Paid-in capital	$1,998,555	$1,998,287	$1,998,276	$1,998,197	$1,998,316
Undistributed (distributions in excess of) net investment income	(293)	838	784	1,074	1,319
Accumulated net realized loss	(23,132)	(34,251)	(36,329)	(39,687)	(42,791)
Net unrealized appreciation/depreciation	(21,257)	(69,724)	(92,902)	(111,767)	(129,432)

Net Assets	$1,953,873	$1,895,150	$1,869,829	$1,847,817	$1,827,412

Net Asset Value
Institutional
Net assets	$24,423	$23,690	$23,373	$23,098	$22,841

Shares outstanding[2]	2,500	2,500	2,500	2,500	2,500

Net asset value	$9.77	$9.48	$9.35	$9.24	$9.14

Investor A
Net assets	$24,424	$23,691	$23,373	$23,099	$22,967

Shares outstanding[2]	2,500	2,500	2,500	2,500	2,513

Net asset value	$9.77	$9.48	$9.35	$9.24	$9.14

Class K
Net assets	$1,905,026	$1,847,769	$1,823,083	$1,801,620	$1,781,604

Shares outstanding[2]	195,000	195,000	195,000	195,000	195,000

Net asset value	$9.77	$9.48	$9.35	$9.24	$9.14

[1] Cost — from the applicable Master Portfolio	$1,979,573	$1,967,681	$1,965,728	$1,961,563	$1,958,128

[2]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

December 31, 2011	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Assets
Investments at value — from the applicable Master Portfolio[1]	$1,809,622	$1,790,064	$1,775,307	$1,760,278
Receivable from advisor	12,826	12,810	12,815	12,847
Prepaid expenses	25,826	25,854	25,847	26,194
Deferred offering costs	665	605	569	466

Total assets	1,848,939	1,829,333	1,814,538	1,799,785

Liabilities
Professional fees payable	20,636	20,636	20,636	20,636
Income dividends payable	9,180	8,625	8,207	7,982
Printing fees payable	7,998	7,998	7,998	7,998
Transfer agent fees payable	348	348	356	348
Registration fees payable	85	85	85	85
Administration fees payable	46	46	45	45
Service fees payable	5	5	5	5
Other accrued expenses payable	2,692	2,692	2,692	2,692

Total liabilities	40,990	40,435	40,024	39,791

Net Assets	$1,807,949	$1,788,898	$1,774,514	$1,759,994

Net Assets Consist of
Paid-in capital	$1,998,065	$1,998,015	$2,001,072	$1,997,967
Undistributed net investment income	1,542	1,740	1,952	2,003
Accumulated net realized loss	(48,053)	(53,686)	(55,210)	(61,621)
Net unrealized appreciation/depreciation	(143,605)	(157,171)	(173,300)	(178,355)

Net Assets	$1,807,949	$1,788,898	$1,774,514	$1,759,994

Net Asset Value
Institutional
Net assets	$22,599	$22,361	$22,146	$22,000

Shares outstanding[2]	2,500	2,500	2,500	2,500

Net asset value	$9.04	$8.94	$8.86	$8.80

Investor A
Net assets	$22,601	$22,362	$25,082	$22,001

Shares outstanding[2]	2,500	2,500	2,831	2,500

Net asset value	$9.04	$8.94	$8.86	$8.80

Class K
Net assets	$1,762,749	$1,744,175	$1,727,286	$1,715,993

Shares outstanding[2]	195,000	195,000	195,000	195,000

Net asset value	$9.04	$8.94	$8.86	$8.80

[1] Cost — from the applicable Master Portfolio	$1,953,227	$1,947,235	$1,948,607	$1,938,633

[2]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	17

Statements of Operations	BlackRock Funds III

Period May 31, 2011[1] to December 31, 2011	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$19,389	$13,400	$10,790	$8,546	$6,528
Dividends	15,075	18,575	19,562	20,756	21,771
Securities lending — affiliated	39	30	68	39	86
Income — affiliated	7	7	7	7	7
Expenses	(40,347)	(40,789)	(40,904)	(41,055)	(41,189)
Fees waived	38,616	38,835	38,929	39,013	39,086

Total income	32,779	30,058	28,452	27,306	26,289

Expenses
Administration	343	334	331	327	324
Service — Investor A	36	35	35	34	35
Registration	106	106	106	106	106
Transfer agent — Institutional	19	19	19	19	19
Transfer agent — Investor A	19	19	19	19	31
Transfer agent — Class K	346	346	346	346	346
Professional	22,528	22,528	22,528	22,528	22,528
Organization and offering	36,410	36,360	36,090	36,062	36,223
Printing	7,999	7,999	7,999	7,999	7,999
Miscellaneous	7,584	6,546	6,547	6,546	6,546

Total expenses	75,390	74,292	74,020	73,986	74,157
Less administration fees waived	(343)	(334)	(331)	(327)	(324)
Less transfer agent fees reimbursed — Institutional	(15)	(14)	(15)	(14)	(15)
Less transfer agent fees reimbursed — Investor A	(14)	(14)	(15)	(15)	(26)
Less transfer agent fees reimbursed — Class K	(346)	(346)	(346)	(345)	(345)
Less expenses reimbursed by advisor	(74,627)	(73,539)	(73,269)	(73,241)	(73,402)

Total expenses after fees waived and reimbursed	45	45	44	44	45

Net investment income	32,734	30,013	28,408	27,262	26,244

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized loss from investments, financial futures contracts and foreign currency transactions	(24,166)	(35,916)	(38,267)	(41,867)	(45,187)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency transactions	(21,257)	(69,724)	(92,902)	(111,767)	(129,432)

Total realized and unrealized loss	(45,423)	(105,640)	(131,169)	(153,634)	(174,619)

Net Decrease in Net Assets Resulting from Operations	$(12,689)	$(75,627)	$(102,761)	$(126,372)	$(148,375)

[1]	Commencement of operations.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Operations (concluded)	BlackRock Funds III

Period May 31, 2011[1] to December 31, 2011	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Interest	$4,705	$3,167	$1,251	$617
Dividends	22,699	23,315	24,648	25,003
Securities lending — affiliated	90	43	103	106
Income — affiliated	7	7	7	7
Expenses	(41,307)	(41,424)	(41,483)	(41,420)
Fees waived	39,153	39,218	39,236	39,190

Total income	25,347	24,326	23,762	23,503

Expenses
Administration	322	319	317	315
Service — Investor A	34	33	37	33
Registration	106	106	106	106
Transfer agent — Institutional	19	19	19	19
Transfer agent — Investor A	19	19	44	19
Transfer agent — Class K	346	346	346	346
Professional	22,528	22,528	22,528	22,528
Organization and offering	35,971	35,891	35,875	35,833
Printing	7,999	7,999	7,999	7,999
Miscellaneous	6,545	6,546	6,546	6,546

Total expenses	73,889	73,806	73,817	73,744
Less administration fees waived	(322)	(319)	(317)	(315)
Less transfer agent fees reimbursed — Institutional	(15)	(15)	(14)	(15)
Less transfer agent fees reimbursed — Investor A	(15)	(15)	(39)	(14)
Less transfer agent fees reimbursed — Class K	(345)	(345)	(346)	(345)
Less expenses reimbursed by advisor	(73,150)	(73,070)	(73,055)	(73,013)

Total expenses after fees waived and reimbursed	42	42	46	42

Net investment income	25,305	24,284	23,716	23,461

Realized and Unrealized Gain (Loss) Allocated from the Master Portfolios
Net realized loss from investments, financial futures contracts and foreign currency transactions	(50,650)	(56,467)	(58,176)	(64,676)
Net change in unrealized appreciation/depreciation on investments, financial futures contracts and foreign currency transactions	(143,605)	(157,171)	(173,300)	(178,355)

Total realized and unrealized loss	(194,255)	(213,638)	(231,476)	(243,031)

Net Decrease in Net Assets Resulting from Operations	$(168,950)	$(189,354)	$(207,760)	$(219,570)

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	19

Statements of Changes in Net Assets	BlackRock Funds III

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011	Period May 31, 2011[1] to December 31, 2011

Operations

Net investment income	$32,734	$30,013
Net realized loss	(24,166)	(35,916)
Net change in unrealized appreciation/depreciation	(21,257)	(69,724)

Net decrease in net assets resulting from operations	(12,689)	(75,627)

Dividends to Shareholders From
Net investment income:
Institutional	(396)	(339)
Investor A	(360)	(305)
Class K	(31,237)	(26,866)
Return of capital:
Institutional	(18)	(22)
Investor A	(18)	(21)
Class K	(1,409)	(1,670)

Decrease in net assets resulting from dividends to shareholders	(33,438)	(29,223)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	2,000,000	2,000,000

Net Assets
Total increase in net assets	1,953,873	1,895,150
Beginning of period	—	—

End of period	$1,953,873	$1,895,150

Undistributed (distributions in excess of) net investment income	$(293)	$838

[1]	Commencement of operations.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011	Period May 31, 2011[1] to December 31, 2011

Operations

Net investment income	$28,408	$27,262
Net realized loss	(38,267)	(41,867)
Net change in unrealized appreciation/depreciation	(92,902)	(111,767)

Net decrease in net assets resulting from operations	(102,761)	(126,372)

Dividends to Shareholders From
Net investment income:
Institutional	(318)	(297)
Investor A	(282)	(262)
Class K	(25,086)	(23,449)
Return of capital:
Institutional	(21)	(22)
Investor A	(22)	(23)
Class K	(1,681)	(1,758)

Decrease in net assets resulting from dividends to shareholders	(27,410)	(25,811)

Capital Share Transactions

Net increase in net assets derived from capital share transactions	2,000,000	2,000,000

Net Assets
Total increase in net assets	1,869,829	1,847,817
Beginning of period	—	—

End of period	$1,869,829	$1,847,817

Undistributed net investment income	$784	$1,074

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	21

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$26,244	$25,305
Net realized loss	(45,187)	(50,650)
Net change in unrealized appreciation/depreciation	(129,432)	(143,605)

Net decrease in net assets resulting from operations	(148,375)	(168,950)

Dividends to Shareholders From
Net investment income:
Institutional	(278)	(261)
Investor A	(244)	(228)
Class K	(22,007)	(20,677)
Return of capital:
Institutional	(23)	(24)
Investor A	(23)	(24)
Class K	(1,774)	(1,887)

Decrease in net assets resulting from dividends to shareholders	(24,349)	(23,101)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,000,136	2,000,000

Net Assets
Total increase in net assets	1,827,412	1,807,949
Beginning of period	—	—

End of period	$1,827,412	$1,807,949

Undistributed net investment income	$1,319	$1,542

[1]	Commencement of operations.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets (continued)	BlackRock Funds III

	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$24,284	$23,716
Net realized loss	(56,467)	(58,176)
Net change in unrealized appreciation/depreciation	(157,171)	(173,300)

Net decrease in net assets resulting from operations	(189,354)	(207,760)

Dividends to Shareholders From
Net investment income:
Institutional	(243)	(230)
Investor A	(210)	(225)
Class K	(19,310)	(18,343)
Return of capital:
Institutional	(25)	(26)
Investor A	(25)	(28)
Class K	(1,935)	(1,984)

Decrease in net assets resulting from dividends to shareholders	(21,748)	(20,836)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,000,000	2,003,110

Net Assets
Total increase in net assets	1,788,898	1,774,514
Beginning of period	—	—

End of period	$1,788,898	$1,774,514

Undistributed net investment income	$1,740	$1,952

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	23

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

LifePath Index 2055 Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$23,461
Net realized loss	(64,676)
Net change in unrealized appreciation/depreciation	(178,355)

Net decrease in net assets resulting from operations	(219,570)

Dividends to Shareholders From
Net investment income:
Institutional	(226)
Investor A	(194)
Class K	(17,983)
Return of capital:
Institutional	(26)
Investor A	(25)
Class K	(1,982)

Decrease in net assets resulting from dividends to shareholders	(20,436)

Capital Share Transactions
Net increase in net assets derived from capital share transactions	2,000,000

Net Assets
Total increase in net assets	1,759,994
Beginning of period	—

End of period	$1,759,994

Undistributed net investment income	$2,003

[1]	Commencement of operations.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	LifePath Index Retirement Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.16	0.15	0.16
Net realized and unrealized loss	(0.22)	(0.23)	(0.22)

Net decrease from investment operations	(0.06)	(0.08)	(0.06)

Dividends from:
Net investment income	(0.16)	(0.14)	(0.16)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.17)	(0.15)	(0.17)

Net asset value, end of period	$9.77	$9.77	$9.77

Total Investment Return[3,4]
Based on net asset value	(0.61)%	(0.76)%	(0.59)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	6.81% [9]	7.06% [9]	6.71% [9]

Total expenses after fees waived	0.18%	0.43%	0.15%

Net investment income	2.84%	2.58%	2.87%

Supplemental Data
Net assets, end of period (000)	$24	$24	$1,905

Portfolio turnover of the Master Portfolio	1%	1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.37%, 3.37% and 3.38% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 6.84%, 7.10% and 6.74%, respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	25

Financial Highlights (continued)	LifePath Index 2020 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.15	0.13	0.15
Net realized and unrealized loss	(0.53)	(0.52)	(0.52)

Net decrease from investment operations	(0.38)	(0.39)	(0.37)

Dividends from:
Net investment income	(0.13)	(0.12)	(0.14)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.14)	(0.13)	(0.15)

Net asset value, end of period	$9.48	$9.48	$9.48

Total Investment Return[3,4]
Based on net asset value	(3.72)%	(3.87)%	(3.71)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	6.91% [9]	7.16% [9]	6.81% [9]

Total expenses after fees waived	0.20%	0.46%	0.18%

Net investment income	2.66%	2.42%	2.70%

Supplemental Data
Net assets, end of period (000)	$24	$24	$1,848

Portfolio turnover of the Master Portfolio	1%	1%	1%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.48%, 3.48% and 3.48% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 6.94%, 7.19% and 6.84%, respectively.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath Index 2025 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.14	0.13	0.14
Net realized and unrealized loss	(0.65)	(0.66)	(0.65)

Net decrease from investment operations	(0.51)	(0.53)	(0.51)
Dividends from:
Net investment income	(0.13)	(0.11)	(0.13)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.14)	(0.12)	(0.14)

Net asset value, end of period	$9.35	$9.35	$9.35

Total Investment Return[3,4]
Based on net asset value	(5.12)%	(5.26)%	(5.10)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	6.97% [9]	7.22% [9]	6.87% [9]

Total expenses after fees waived	0.21%	0.46%	0.18%

Net investment income	2.55%	2.30%	2.58%

Supplemental Data
Net assets, end of period (000)	$23	$23	$1,823

Portfolio turnover of the Master Portfolio	0% [10]	0% [10]	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.53%, 3.53% and 3.53% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 6.99%, 7.24% and 6.89%, respectively.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	27

Financial Highlights (continued)	LifePath Index 2030 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.13	0.12	0.14
Net realized and unrealized loss	(0.76)	(0.77)	(0.77)

Net decrease from investment operations	(0.63)	(0.65)	(0.63)

Dividends from:
Net investment income	(0.12)	(0.10)	(0.12)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.13)	(0.11)	(0.13)

Net asset value, end of period	$9.24	$9.24	$9.24

Total Investment Return[3,4]
Based on net asset value	(6.30)%	(6.44)%	(6.28)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	7.04% [9]	7.29% [9]	6.94% [9]

Total expenses after fees waived	0.22%	0.47%	0.19%

Net investment income	2.47%	2.22%	2.50%

Supplemental Data
Net assets, end of period (000)	$23	$23	$1,802

Portfolio turnover of the Master Portfolio	0% [10]	0% [10]	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.57%, 3.57% and 3.57% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 7.06%, 7.32% and 6.96%, respectively.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath Index 2035 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.13	0.12	0.13
Net realized and unrealized loss	(0.87)	(0.87)	(0.87)

Net decrease from investment operations	(0.74)	(0.75)	(0.74)

Dividends from:
Net investment income	(0.11)	(0.10)	(0.11)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.12)	(0.11)	(0.12)

Net asset value, end of period	$9.14	$9.14	$9.14

Total Investment Return[3,4]
Based on net asset value	(7.37)%	(7.52)%	(7.35)%

Ratios to Average Net Assets[5],6,7,8
Total expenses	7.12% [9]	7.47% [9]	7.02% [9]

Total expenses after fees waived	0.23%	0.48%	0.19%

Net investment income	2.40%	2.14%	2.43%

Supplemental Data
Net assets, end of period (000)	$23	$23	$1,782

Portfolio turnover of the Master Portfolio	0% [10]	0% [10]	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.61%, 3.61% and 3.61% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 7.15%, 7.50% and 7.05%, respectively.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	29

Financial Highlights (continued)	LifePath Index 2040 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.13	0.11	0.13
Net realized and unrealized loss	(0.98)	(0.97)	(0.97)

Net decrease from investment operations	(0.85)	(0.86)	(0.84)

Dividends from:
Net investment income	(0.10)	(0.09)	(0.11)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.11)	(0.10)	(0.12)

Net asset value, end of period	$9.04	$9.04	$9.04

Total Investment Return[3,4]
Based on net asset value	(8.44)%	(8.58)%	(8.42)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	7.17% [9]	7.42% [9]	7.06% [9]

Total expenses after fees waived	0.23%	0.48%	0.20%

Net investment income	2.34%	2.08%	2.36%

Supplemental Data
Net assets, end of period (000)	$23	$23	$1,763

Portfolio turnover of the Master Portfolio	0% [10]	0% [10]	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.65%, 3.65% and 3.65% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 7.19%, 7.45% and 7.09%, respectively.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	LifePath Index 2045 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.12	0.11	0.12
Net realized and unrealized loss	(1.07)	(1.08)	(1.07)

Net decrease from investment operations	(0.95)	(0.97)	(0.95)

Dividends from:
Net investment income	(0.10)	(0.08)	(0.10)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.11)	(0.09)	(0.11)

Net asset value, end of period	$8.94	$8.94	$8.94

Total Investment Return[3,4]
Based on net asset value	(9.51)%	(9.64)%	(9.49)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	7.23% [9]	7.48% [9]	7.12% [9]

Total expenses after fees waived	0.24%	0.49%	0.21%

Net investment income	2.26%	2.00%	2.29%

Supplemental Data
Net assets, end of period (000)	$22	$22	$1,744

Portfolio turnover of the Master Portfolio	0% [10]	0% [10]	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.69%, 3.69% and 3.69% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 7.25%, 7.50% and 7.15%, respectively.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	31

Financial Highlights (continued)	LifePath Index 2050 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.12	0.10	0.12
Net realized and unrealized loss	(1.16)	(1.15)	(1.16)

Net decrease from investment operations	(1.04)	(1.05)	(1.04)

Dividends from:
Net investment income	(0.09)	(0.08)	(0.09)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.10)	(0.09)	(0.10)

Net asset value, end of period	$8.86	$8.86	$8.86

Total Investment Return[3,4]
Based on net asset value	(10.36)%	(10.49)%	(10.34)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	7.27% [9]	7.69% [9]	7.17% [9]

Total expenses after fees waived	0.24%	0.49%	0.21%

Net investment income	2.22%	1.97%	2.25%

Supplemental Data
Net assets, end of period (000)	$22	$25	$1,727

Portfolio turnover of the Master Portfolio	0% [10]	0% [10]	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.71%, 3.71% and 3.71% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 7.30%, 7.71% and 7.19%, respectively.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	LifePath Index 2055 Portfolio

	Period May 31, 2011[1] to December 31, 2011
	Institutional	Investor A	Class K

Per Share Operating Performance
Net asset value, beginning of period	$10.00	$10.00	$10.00

Net investment income[2]	0.12	0.10	0.12
Net realized and unrealized loss	(1.22)	(1.21)	(1.22)

Net decrease from investment operations	(1.10)	(1.11)	(1.10)

Dividends from:
Net investment income	(0.09)	(0.08)	(0.09)
Return of capital	(0.01)	(0.01)	(0.01)

Total dividends	(0.10)	(0.09)	(0.10)

Net asset value, end of period	$8.80	$8.80	$8.80

Total Investment Return[3,4]
Based on net asset value	(10.98)%	(11.11)%	(10.96)%

Ratios to Average Net Assets[5,6,7,8]
Total expenses	7.32% [9]	7.57% [9]	7.21% [9]

Total expenses after fees waived	0.24%	0.49%	0.21%

Net investment income	2.21%	1.95%	2.24%

Supplemental Data
Net assets, end of period (000)	$22	$22	$1,716

Portfolio turnover of the Master Portfolio	0% [10]	0% [10]	0% [10]

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the LifePath Index Portfolio’s share of its corresponding Master Portfolio’s allocated net expenses and/or net investment income.

[6]	Annualized.

[7]	Includes the LifePath Index Portfolio’s share of the Master Portfolio’s allocated fees waived of 3.73%, 3.73% and 3.74% for Institutional, Investor A and Class K Shares, respectively.

[8]

Excludes expenses incurred indirectly as a result of the Master Portfolio’s investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolio’s allocated expenses and/or net investment income.

[9]

Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses for Institutional, Investor A and Class K would have been 7.34%, 7.59% and 7.22%, respectively.

[10]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	33

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The LifePath Index Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The financial statements and these accompanying notes relate to nine series of the Trust: LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (each, a “LifePath Index Portfolio” and collectively, the “LifePath Index Portfolios”). Each LifePath Index Portfolio seeks to achieve its investment objective by investing substantially all of its assets in a separate series of Master Investment Portfolio (“MIP”): LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “Master Portfolios”). Each Master Portfolio has the same or substantially similar investment objective as its corresponding LifePath Index Portfolio. The performance of a LifePath Index Portfolio is directly affected by the performance of its corresponding Master Portfolio.

The value of each LifePath Index Portfolio’s investment in its corresponding Master Portfolio reflects that LifePath Index Portfolio’s proportionate interest in the net assets of that Master Portfolio (99.50% for each of the Master Portfolios respectively, as of December 31, 2011).

Each LifePath Index Index Portfolio offers multiple classes of shares. Institutional, Investor A and Class K Shares are sold without a sales charge. Institutional and Class K Shares are available only to certain eligible investors. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A Shares bear certain expenses related to the shareholder servicing of such shares. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures.

The following is a summary of significant accounting policies followed by the LifePath Index Portfolios:

Valuation: US GAAP defines fair value as the price each LifePath Index Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Portfolios’ policy is to fair value their financial instruments at market value. The LifePath Index Portfolios record their investments in the Master Portfolio at fair value based on the LifePath Index Portfolio’s proportionate interest in the net assets of the Master Portfolio. Valuation of securities held by the Master Portfolio is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from each Master Portfolio are accounted on a trade date basis. Each LifePath Index Portfolio records daily its proportionate share of its Master Portfolio’s income, expenses and realized and unrealized gains and losses. In addition, each LifePath Index Portfolio accrues its own expenses. Income, expenses and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared and paid quarterly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the LifePath Index Portfolios’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Each LifePath Index Portfolio files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the LifePath Index Portfolios were expensed by the LifePath Index Portfolios and reimbursed by BlackRock Fund Advisors (“BFA”), the investment manager for the Master Portfolios. Offering costs associated with the establishment of each LifePath Index Portfolio are amortized over a 12-month period beginning with the commencement of operations. BFA reimbursed the LifePath Index Portfolios which are shown as expenses reimbursed by advisor in the Statements of Operations, for the following amounts:

LifePath Index Retirement Portfolio	$74,627
LifePath Index 2020 Portfolio	$73,539
LifePath Index 2025 Portfolio	$73,269
LifePath Index 2030 Portfolio	$73,241
LifePath Index 2035 Portfolio	$73,402
LifePath Index 2040 Portfolio	$73,150
LifePath Index 2045 Portfolio	$73,070
LifePath Index 2050 Portfolio	$73,055
LifePath Index 2055 Portfolio	$73,013

Other: Expenses directly related to a LifePath Index Portfolio or its classes are charged to that LifePath Index Portfolio or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the LifePath Index Portfolio are allocated daily to each class based on its relative net assets.

34	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Funds III

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC is entitled to receive for these administration services an annual fee of 0.03% based on the average daily net assets of each LifePath Index Portfolio.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of a LifePath Index Portfolio and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

BFA and BTC contractually agreed to waive and/or reimburse fees or expenses, excluding interest expense, dividend expense, acquired fund fees and expenses and certain other fund expenses, in order to limit expenses. The expense limitations as a percentage of average daily net assets are as follows: 0.10% for Institutional, 0.35% for Investor A and 0.05% for Class K Shares until June 1, 2012. A LifePath Index Portfolio may have to repay some of these waivers and reimbursements to BTC in the following two years. The agreement may be terminated upon 90 days notice by a majority of the non-interested trustees of the Trust or by a vote of majority of the outstanding voting shares. These amounts are included in expenses reimbursed by advisor, and shown as transfer agent fees reimbursed – class specific, respectively, in the Statements of Operations.

For the period ended December 31, 2011, the amounts included in fees reimbursed by advisor were as follows:

LifePath Index Retirement Portfolio..	$375
LifePath Index 2020 Portfolio	$374
LifePath Index 2025 Portfolio	$376
LifePath Index 2030 Portfolio	$374
LifePath Index 2035 Portfolio	$386
LifePath Index 2040 Portfolio	$375
LifePath Index 2045 Portfolio	$375
LifePath Index 2050 Portfolio	$399
LifePath Index 2055 Portfolio	$374

Pursuant to written agreements, certain financial intermediaries, some of which may be affiliates, provide the LifePath Index Portfolios with sub-accounting, recordkeeping, sub-transfer agency and other administrative services with respect to sub-accounts they service. For these services, these entities receive an annual fee per shareholder account, which will vary depending on share class and/or net assets.

The LifePath Index Portfolios entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the LifePath Index Portfolios pay BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rate of 0.25% based upon the average daily net assets of the Investor A Share class.

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing services to each LifePath Index Portfolio. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A shareholders.

Certain officers and/or trustees of the Trust are officers and/or directors of BlackRock or its affiliates. The LifePath Index Portfolios reimburse BTC for compensation paid to the LifePath Index Portfolios’ Chief Compliance Officer.

3. Income Tax Information:

US GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The following permanent differences as of December 31, 2011 attributable to foreign currency transactions were reclassified to the following accounts:

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio
Undistributed (distributions in excess of) net investment income	$(1,034)	$(1,665)	$(1,938)	$(2,180)	$(2,396)
Accumulated net realized loss	$1,034	$1,665	$1,938	$2,180	$2,396

	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Undistributed (distributions in excess of) net investment income	$(2,597)	$(2,781)	$(2,966)	$(3,055)
Accumulated net realized loss	$2,597	$2,781	$2,966	$3,055

BLACKROCK FUNDS III	DECEMBER 31, 2011	35

Notes to Financial Statements (continued)	BlackRock Funds III

The tax character of distributions paid during the fiscal year ended December 31, 2011 was as follows:

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio
Ordinary income	$31,993	$27,510	$25,686	$24,008	$22,529
Tax return of capital	1,445	1,713	1,724	1,803	1,820

Total	$33,438	$29,223	$27,410	$25,811	$24,349

	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Ordinary income	$21,166	$19,763	$18,798	$18,403
Tax return of capital	1,935	1,985	2,038	2,033

Total	$23,101	$21,748	$20,836	$20,436

As of December 31, 2011, the tax components of accumulated net losses were as follows:

	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio
Capital loss carryforwards	$(17,339)	$(22,825)	$(25,169)	$(27,192)	$(29,014)
Net unrealized losses*	(24,830)	(76,411)	(99,114)	(118,720)	(137,134)
Qualified late-year losses**	(2,513)	(3,901)	(4,164)	(4,468)	(4,756)

Total	$(44,682)	$(103,137)	$(128,447)	$(150,380)	$(170,904)

	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Capital loss carryforwards	$(30,742)	$(29,377)	$(34,324)	$(38,294)
Net unrealized losses*	(154,330)	(171,281)	(186,437)	(184,956)
Qualified late-year losses**	(5,044)	(8,459)	(5,797)	(14,723)

Total	$(190,116)	$(209,117)	$(226,558)	$(237,973)

*	The differences between book-basis and tax-basis net unrealized losses were attributable primarily to the timing and recognition of partnership income.

**	The LifePath Index Portfolios have elected to defer certain qualified late-year losses and recognize such losses in the year ending December 31, 2012.

As of December 31, 2011, the LifePath Index Portfolios had capital loss carryforwards with no expiration dates, available to offset future realized capital gains as follows:

LifePath Index Retirement Portfolio	$17,339
LifePath Index 2020 Portfolio	$22,825
LifePath Index 2025 Portfolio	$25,169
LifePath Index 2030 Portfolio	$27,192
LifePath Index 2035 Portfolio	$29,014
LifePath Index 2040 Portfolio	$30,742
LifePath Index 2045 Portfolio	$29,377
LifePath Index 2050 Portfolio	$34,324
LifePath Index 2055 Portfolio	$38,294

36	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Funds III

4. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

LifePath Index Retirement Portfolio	Period May 31, 2011[1] to December 31, 2011
	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

LifePath Index 2020 Portfolio	Period May 31, 2011[1] to December 31, 2011
	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

	Period May 31, 2011[1] to December 31, 2011
LifePath Index 2025 Portfolio	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

	Period May 31, 2011[1] to December 31, 2011
LifePath Index 2030 Portfolio	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

	Period May 31, 2011[1] to December 31, 2011
LifePath Index 2035 Portfolio	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,515	$25,151
Shares redeemed	(2)	(15)

Net increase	2,513	$25,136

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

	Period May 31, 2011[1] to December 31, 2011
LifePath Index 2040 Portfolio	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

BLACKROCK FUNDS III	DECEMBER 31, 2011	37

Notes to Financial Statements (concluded)	BlackRock Funds III

	Period May 31, 2011[1] to December 31, 2011
LifePath Index 2045 Portfolio	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

	Period May 31, 2011[1] to December 31, 2011
LifePath Index 2050 Portfolio	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,830	$28,096
Shares issued to shareholders in reinvestment of dividends and distributions	3	29
Shares redeemed	(2)	(15)

Net increase	2,831	$28,110

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

	Period May 31, 2011[1] to December 31, 2011
LifePath Index 2055 Portfolio	Shares	Amount
Institutional
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Investor A
Shares sold	2,500	$25,000

Net increase	2,500	$25,000

Class K
Shares sold	195,000	$1,950,000

Net increase	195,000	$1,950,000

[1]	Commencement of operations.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

38	BLACKROCK FUNDS III	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of

BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Index Retirement Portfolio, LifePath Index 2020 Portfolio, LifePath Index 2025 Portfolio, LifePath Index 2030 Portfolio, LifePath Index 2035 Portfolio, LifePath Index 2040 Portfolio, LifePath Index 2045 Portfolio, LifePath Index 2050 Portfolio and LifePath Index 2055 Portfolio (together, the “Portfolios”), each a series of BlackRock Funds III, at December 31, 2011, the results of each of their operations and the changes in each of their net assets and the financial highlights for the period May 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

Important Tax Information (Unaudited)

The following information is provided with respect to the ordinary income distributions paid during the taxable year ended December 31, 2011.

	Period	LifePath Index Retirement Portfolio	LifePath Index 2020 Portfolio	LifePath Index 2025 Portfolio	LifePath Index 2030 Portfolio	LifePath Index 2035 Portfolio	LifePath Index 2040 Portfolio	LifePath Index 2045 Portfolio	LifePath Index 2050 Portfolio	LifePath Index 2055 Portfolio
Qualified Dividend Income for Individuals[1]	July - December 2011	24.95%	43.10%	52.69%	62.25%	71.83%	81.48%	91.82%	100.00%	100.00%
Dividends Qualifying for the Dividend Received Deduction for Corporations[1]	July - December 2011	15.78%	26.63%	32.39%	38.04%	43.77%	49.48%	55.74%	61.27%	61.17%
Federal Obligation Interest[2]	July - December 2011	12.72%	9.52%	8.06%	6.61%	5.20%	3.84%	2.96%	—	—

[1]	The LifePath Portfolios hereby designate the percentage indicated above or the maximum amount allowable by law.

[2]

The law varies in each state as to whether and what percentage of dividend income attributable to federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any portion of the dividends you received is exempt from state income taxes.

BLACKROCK FUNDS III	DECEMBER 31, 2011	39

Master Portfolio Information as of December 31, 2011	Master Investment Portfolio

LifePath® Index Retirement Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Fixed Income Funds	62%
Equity Funds	38
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	53%
Russell 1000® Index Master Portfolio	23
iShares Barclays TIPS Bond Fund	9
Master International Index Series	6
Master Small Cap Index Series	4
iShares MSCI Emerging Markets Index Fund	3
iShares MSCI Canada Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1

LifePath® Index 2020 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	56%
Fixed Income Funds	44
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Bond Index Master Portfolio	38%
Russell 1000® Index Master Portfolio	36
Master International Index Series	10
iShares Barclays TIPS Bond Fund	6
iShares MSCI Emerging Markets Index Fund	4
Master Small Cap Index Series	4
iShares MSCI Canada Index Fund	1
iShares MSCI EAFE Small Cap Index Fund	1

LifePath® Index 2025 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	64%
Fixed Income Funds	36
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	41%
Bond Index Master Portfolio	30
Master International Index Series	12
iShares Barclays TIPS Bond Fund	5
iShares MSCI Emerging Markets Index Fund	4
Master Small Cap Index Series	4
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2

LifePath® Index 2030 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	72%
Fixed Income Funds	28
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	46%
Bond Index Master Portfolio	24
Master International Index Series	13
iShares MSCI Emerging Markets Index Fund	5
iShares Barclays TIPS Bond Fund	4
Master Small Cap Index Series	4
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2

40	BLACKROCK FUNDS III	DECEMBER 31, 2011

Master Portfolio Information (concluded) as of December 31, 2011	Master Investment Portfolio

LifePath® Index 2035 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	79%
Fixed Income Funds	21
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	51%
Bond Index Master Portfolio	19
Master International Index Series	15
iShares MSCI Emerging Markets Index Fund	6
Master Small Cap Index Series	3
iShares Barclays TIPS Bond Fund	2
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2

LifePath® Index 2040 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	85%
Fixed Income Funds	15
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	55%
Master International Index Series	16
Bond Index Master Portfolio	14
iShares MSCI Emerging Markets Index Fund	6
Master Small Cap Index Series	3
iShares MSCI Canada Index Fund	2
iShares MSCI EAFE Small Cap Index Fund	2
iShares Barclays TIPS Bond Fund	2

LifePath® Index 2045 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	91%
Fixed Income Funds	9
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	59%
Master International Index Series	18
Bond Index Master Portfolio	9
iShares MSCI Emerging Markets Index Fund	6
Master Small Cap Index Series	3
iShares MSCI Canada Index Fund	3
iShares MSCI EAFE Small Cap Index Fund	2

LifePath® Index 2050 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	96%
Fixed Income Funds	4
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	62%
Master International Index Series	18
iShares MSCI Emerging Markets Index Fund	7
Bond Index Master Portfolio	4
iShares MSCI Canada Index Fund	3
iShares MSCI EAFE Small Cap Index Fund	3
Master Small Cap Index Series	3

LifePath® Index 2055 Master Portfolio

Portfolio Composition	Percent of Affiliated Investment Companies

Equity Funds	99%
Fixed Income Funds	1
Short-Term Securities	0	[1]

[1]	Rounds to less than 1%.

Portfolio Holdings	Percent of Affiliated Investment Companies

Russell 1000® Index Master Portfolio	61%
Master International Index Series	19
iShares MSCI Emerging Markets Index Fund	7
Master Small Cap Index Series	7
iShares MSCI Canada Index Fund	3
iShares MSCI EAFE Small Cap Index Fund	2
Bond Index Master Portfolio	1

BLACKROCK FUNDS III	DECEMBER 31, 2011	41

Schedule of Investments December 31, 2011	LifePath Index Retirement Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 38.2%
ACWI ex-US Index Master Portfolio	$5,157	$5,157
iShares MSCI Canada Index Fund	682	18,141
iShares MSCI EAFE Small Cap Index Fund	485	16,859
iShares MSCI Emerging Markets Index Fund	1,290	48,943
Master International Index Series	$122,801	122,801
Master Small Cap Index Series	$77,362	77,362
Russell 1000 Index Master Portfolio	$462,961	462,961

		752,224
Fixed Income Funds — 62.9%
Bond Index Master Portfolio	$1,055,367	1,055,367
iShares Barclays TIPS Bond Fund	1,556	181,570

		1,236,937

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	5,082	$5,082

		5,082
Total Affiliated Investment Companies (Cost—$2,015,605*) — 101.3%		1,994,243
Liabilities in Excess of Other Assets — (1.3)%		(25,984)

Net Assets — 100.0%		$1,968,259

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,015,605

Gross unrealized appreciation	$50,079
Gross unrealized depreciation	(71,441)

Net unrealized depreciation	$(21,362)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$5,157	[1]	—	$5,157	$5,157	—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	5,082	[1]	—	5,082	$5,082	—	$46
Bond Index Master Portfolio	$1,055,367	[1]	—	$1,055,367	$1,055,367	$648	$19,334
iShares Barclays TIPS Bond Fund	1,643		(87)	1,556	$181,570	$297	$5,140
iShares MSCI Canada Index Fund	682		—	682	$18,141	—	$359
iShares MSCI EAFE Small Cap Index Fund	485		—	485	$16,859	—	$506
iShares MSCI Emerging Markets Index Fund	1,290		—	1,290	$48,943	—	$937
Master International Index Series	$122,801	[1]	—	$122,801	$122,801	$(11,385)	$1,922
Master Small Cap Index Series	$77,362	[1]	—	$77,362	$77,362	$(7,775)	$810
Russell 1000 Index Master Portfolio	$462,961	[1]	—	$462,961	$462,961	$(6,071)	$5,631

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$270,595	$1,723,648	—	$1,994,243

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	LifePath Index 2020 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 56.7%
iShares MSCI Canada Index Fund	$1,026	$27,292
iShares MSCI EAFE Small Cap Index Fund	744	25,861
iShares MSCI Emerging Markets Index Fund	1,943	73,717
Master International Index Series	$192,815	192,815
Master Small Cap Index Series	$73,681	73,681
Russell 1000 Index Master Portfolio	$689,398	689,398

		1,082,764
Fixed Income Funds — 44.4%
Bond Index Master Portfolio	$728,061	728,061
iShares Barclays TIPS Bond Fund	1,016	118,557

		846,618

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	5,467	$5,467

		5,467
Total Affiliated Investment Companies (Cost - $2,004,917*) — 101.4%		1,934,849
Liabilities in Excess of Other Assets — (1.4)%		(27,264)

Net Assets — 100.0%		$1,907,585

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,005,512

Gross unrealized appreciation	$45,769
Gross unrealized depreciation	(116,432)

Net unrealized depreciation	$(70,663)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	5,467	[1]	—	5,467	$5,467	—	$37
Bond Index Master Portfolio	$728,061	[1]	—	$728,061	$728,061	$454	$13,293
iShares Barclays TIPS Bond Fund	1,073		(57)	1,016	$118,557	$194	$3,356
iShares MSCI Canada Index Fund	1,026		—	1,026	$27,292	—	$554
iShares MSCI EAFE Small Cap Index Fund	744		—	744	$25,861	—	$795
iShares MSCI Emerging Markets Index Fund	2,036		(93)	1,943	$73,717	$(814)	$1,466
Master International Index Series	$192,815	[1]	—	$192,815	$192,815	$(20,242)	$3,482
Master Small Cap Index Series	$73,681	[1]	—	$73,681	$73,681	$(7,450)	$711
Russell 1000 Index Master Portfolio	$689,398	[1]	—	$689,398	$689,398	$(8,238)	$8,478

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$250,894	$1,683,955	—	$1,934,849

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	43

Schedule of Investments December 31, 2011	LifePath Index 2025 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 65.4%
ACWI ex-US Index Master Portfolio	$2,608	$2,608
iShares MSCI Canada Index Fund	1,140	30,324
iShares MSCI EAFE Small Cap Index Fund	865	30,067
iShares MSCI Emerging Markets Index Fund	2,264	85,896
Master International Index Series	$223,117	223,117
Master Small Cap Index Series	$69,031	69,031
Russell 1000 Index Master Portfolio	$789,091	789,091

		1,230,134
Fixed Income Funds — 35.8%
Bond Index Master Portfolio	$581,850	581,850
iShares Barclays TIPS Bond Fund	788	91,952

		673,802

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.2%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	4,643	$4,643

		4,643
Total Affiliated Investment Companies (Cost—$2,001,939*) — 101.4%		1,908,579
Liabilities in Excess of Other Assets — (1.4)%		(26,261)

Net Assets —100.0%		$1,882,318

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,002,578

Gross unrealized appreciation	$41,099
Gross unrealized depreciation	(135,098)

Net unrealized depreciation	$(93,999)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,608	[1]	—	$2,608	$2,608	—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	4,643	[1]	—	4,643	$4,643	—	$75
Bond Index Master Portfolio	$581,850	[1]	—	$581,850	$581,850	$364	$10,657
iShares Barclays TIPS Bond Fund	832		(44)	788	$91,952	$150	$2,603
iShares MSCI Canada Index Fund	1,140		—	1,140	$30,324	—	$625
iShares MSCI EAFE Small Cap Index Fund	865		—	865	$30,067	—	$925
iShares MSCI Emerging Markets Index Fund	2,350		(86)	2,264	$85,896	$(753)	$1,707
Master International Index Series	$223,117	[1]	—	$223,117	$223,117	$(21,204)	$3,543
Master Small Cap Index Series	$69,031	[1]	—	$69,031	$69,031	$(7,533)	$728
Russell 1000 Index Master Portfolio	$789,091	[1]	—	$789,091	$789,091	$(9,483)	$9,717

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$242,882	$1,665,697	—	$1,908,579

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	LifePath Index 2030 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 72.9%
iShares MSCI Canada Index Fund	$1,315	$34,979
iShares MSCI EAFE Small Cap Index Fund	965	33,543
iShares MSCI Emerging Markets Index Fund	2,519	95,571
Master International Index Series	$249,180	249,180
Master Small Cap Index Series	$67,825	67,825
Russell 1000 Index Master Portfolio	$874,441	874,441

		1,355,539
Fixed Income Funds — 28.1%
Bond Index Master Portfolio	$454,601	454,601
iShares Barclays TIPS Bond Fund	575	67,097

		521,698

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.5%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	9,277	$9,277

		9,277
Total Affiliated Investment Companies (Cost—$1,998,836*) — 101.5%		1,886,514
Liabilities in Excess of Other Assets — (1.5)%		(27,344)

Net Assets — 100.0%		$1,859,170

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,999,536

Gross unrealized appreciation	$40,341
Gross unrealized depreciation	(153,363)

Net unrealized depreciation	$(113,022)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
BlackRock Cash Funds: Institutional, SL Agency Shares	9,277	[1]	—	9,277	$9,277	—	$46
Bond Index Master Portfolio	$454,601	[1]	—	$454,601	$454,601	$287	$8,394
iShares Barclays TIPS Bond Fund	619		(44)	575	$67,097	$149	$1,928
iShares MSCI Canada Index Fund	1,315		—	1,315	$34,979	—	$715
iShares MSCI EAFE Small Cap Index Fund	965		—	965	$33,543	—	$1,035
iShares MSCI Emerging Markets Index Fund	2,599		(80)	2,519	$95,571	$(700)	$1,911
Master International Index Series	$249,180	[1]	—	$249,180	$249,180	$(23,949)	$3,974
Master Small Cap Index Series	$67,825	[1]	—	$67,825	$67,825	$(7,307)	$707
Russell 1000 Index Master Portfolio	$874,441	[1]	—	$874,441	$874,441	$(10,558)	$10,787

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$240,467	$1,646,047	—	$1,886,514

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	45

Schedule of Investments December 31, 2011	LifePath Index 2035 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 79.6%
ACWI ex-US Index Master Portfolio	$2,608	$2,608
iShares MSCI Canada Index Fund	1,402	37,293
iShares MSCI EAFE Small Cap Index Fund	1,045	36,324
iShares MSCI Emerging Markets Index Fund	2,772	105,170
Master International Index Series	$274,385	274,385
Master Small Cap Index Series	$63,824	63,824
Russell 1000 Index Master Portfolio	$943,795	943,795

		1,463,399
Fixed Income Funds — 21.5%
Bond Index Master Portfolio	$351,541	351,541
iShares Barclays TIPS Bond Fund	378	44,109

		395,650

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	4,730	$4,730

		4,730
Total Affiliated Investment Companies (Cost—$1,993,855*) — 101.4%		1,863,779
Liabilities in Excess of Other Assets — (1.4)%		(25,818)

Net Assets — 100.0%		$1,837,961

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,994,608

Gross unrealized appreciation	$36,308
Gross unrealized depreciation	(167,137)

Net unrealized depreciation	$(130,829)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,608	[1]	—	$2,608	$2,608	—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	4,730	[1]	—	4,730	$4,730	—	$93
Bond Index Master Portfolio	$351,541	[1]	—	$351,541	$351,541	$227	$6,358
iShares Barclays TIPS Bond Fund	421		(43)	378	$44,109	$173	$1,301
iShares MSCI Canada Index Fund	1,402		—	1,402	$37,293	—	$771
iShares MSCI EAFE Small Cap Index Fund	1,045		—	1,045	$36,324	—	$1,130
iShares MSCI Emerging Markets Index Fund	2,858		(86)	2,772	$105,170	$(753)	$2,103
Master International Index Series	$274,385	[1]	—	$274,385	$274,385	$(26,339)	$4,351
Master Small Cap Index Series	$63,824	[1]	—	$63,824	$63,824	$(7,192)	$690
Russell 1000 Index Master Portfolio	$943,795	[1]	—	$943,795	$943,795	$(11,530)	$11,737

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$227,626	$1,636,153	—	$1,863,779

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	LifePath Index 2040 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 85.9%
ACWI ex-US Index Master Portfolio	$1,705	$1,705
iShares MSCI Canada Index Fund	1,569	41,735
iShares MSCI EAFE Small Cap Index Fund	1,124	39,070
iShares MSCI Emerging Markets Index Fund	2,948	111,847
Master International Index Series	$294,880	294,880
Master Small Cap Index Series	$62,432	62,432
Russell 1000 Index Master Portfolio	$1,010,878	1,010,878

		1,562,547
Fixed Income Funds — 15.2%
Bond Index Master Portfolio	$253,518	253,518
iShares Barclays TIPS Bond Fund	202	23,572

		277,090

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.4%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	6,541	$6,541

		6,541
Total Affiliated Investment Companies (Cost—$1,990,804*) — 101.5%		1,846,178
Liabilities in Excess of Other Assets — (1.5)%		(27,394)

Net Assets — 100.0%		$1,818,784

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,990,804

Gross unrealized appreciation	$36,895
Gross unrealized depreciation	(181,521)

Net unrealized depreciation	$(144,626)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$1,705	[1]	—	$1,705	$1,705	—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	6,541	[1]	—	6,541	$6,541	—	$97
Bond Index Master Portfolio	$253,518	[1]	—	$253,518	$253,518	$165	$4,521
iShares Barclays TIPS Bond Fund	231		29	202	$23,572	$129	$710
iShares MSCI Canada Index Fund	1,569		—	1,569	$41,735	—	$853
iShares MSCI EAFE Small Cap Index Fund	1,124		—	1,124	$39,070	—	$1,220
iShares MSCI Emerging Markets Index Fund	2,948		—	2,948	$111,847	—	$2,260
Master International Index Series	$294,880	[1]	—	$294,880	$294,880	$(28,504)	$4,700
Master Small Cap Index Series	$62,432	[1]	—	$62,432	$62,432	$(7,076)	$662
Russell 1000 Index Master Portfolio	$1,010,878	[1]	—	$1,010,878	$1,010,878	$(15,311)	$12,618

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$222,765	$1,623,413	—	$1,846,178

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	47

Schedule of Investments December 31, 2011	LifePath Index 2045 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 91.6%
ACWI ex-US Index Master Portfolio	$2,508	$2,508
iShares MSCI Canada Index Fund	1,631	43,385
iShares MSCI EAFE Small Cap Index Fund	1,179	40,982
iShares MSCI Emerging Markets Index Fund	3,061	116,134
Master International Index Series	$316,913	316,913
Master Small Cap Index Series	$59,434	59,434
Russell 1000 Index Master Portfolio	$1,069,178	1,069,178

		1,648,534
Fixed Income Funds — 9.5%
Bond Index Master Portfolio	171,154	171,154

		171,154

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	5,019	$5,019

		5,019
Total Affiliated Investment Companies (Cost—$1,982,656*) — 101.4%		1,824,707
Liabilities in Excess of Other Assets — (1.4)%		(25,584)

Net Assets — 100.0%		$1,799,123

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,985,413

Gross unrealized appreciation	$32,099
Gross unrealized depreciation	(192,805)

Net unrealized depreciation	$(160,706)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,508	[1]	—	$2,508	$2,508	—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	5,019	[1]	—	5,019	$5,019	—	$50
Bond Index Master Portfolio	$171,154	[1]	—	$171,154	$171,154	$(114)	$2,968
iShares MSCI Canada Index Fund	1,668		(37)	1,631	$43,385	$(317)	$896
iShares MSCI EAFE Small Cap Index Fund	1,179		—	1,179	$40,982	—	$1,292
iShares MSCI Emerging Markets Index Fund	3,239		178	3,061	$116,134	$(2,440)	$2,388
Master International Index Series	$316,913	[1]	—	$316,913	$316,913	$(30,541)	$5,016
Master Small Cap Index Series	$59,434	[1]	—	$59,434	$59,434	$(6,987)	$652
Russell 1000 Index Master Portfolio	$1,069,178	[1]	—	$1,069,178	$1,069,178	$(16,580)	$13,402

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$205,520	$1,619,187	—	$1,824,707

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	LifePath Index 2050 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 97.1%
ACWI ex-US Index Master Portfolio	$2,508	$2,508
iShares MSCI Canada Index Fund	1,692	45,007
iShares MSCI EAFE Small Cap Index Fund	1,263	43,902
iShares MSCI Emerging Markets Index Fund	3,332	126,416
Master International Index Series	$331,764	331,764
Master Small Cap Index Series	$59,143	59,143
Russell 1000 Index Master Portfolio	$1,123,015	1,123,015

		1,731,755
Fixed Income Funds — 4.0%
Bond Index Master Portfolio	$72,275	72,275

		72,275

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	5,192	$5,192

		5,192
Total Affiliated Investment Companies (Cost—$1,983,385*) — 101.4%		1,809,222
Liabilities in Excess of Other Assets — (1.4)%		(24,947)

Net Assets — 100.0%		$1,784,275

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$1,984,536

Gross unrealized appreciation	$28,086
Gross unrealized depreciation	(203,400)

Net unrealized depreciation	$(175,314)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$2,508	[1]	—	$2,508	$2,508	—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	5,192	[1]	—	5,192	$5,192	—	$110
Bond Index Master Portfolio	$72,275	[1]	—	$72,275	$72,275	$47	$1,034
iShares MSCI Canada Index Fund	1,692		—	1,692	$45,007	—	$939
iShares MSCI EAFE Small Cap Index Fund	1,263		—	1,263	$43,902	—	$1,382
iShares MSCI Emerging Markets Index Fund	3,416		(84)	3,332	$126,416	$(1,151)	$2,570
Master International Index Series	$331,764	[1]	—	$331,764	$331,764	$(32,480)	$5,320
Master Small Cap Index Series	$59,143	[1]	—	$59,143	$59,143	$(7,226)	$669
Russell 1000 Index Master Portfolio	$1,123,015	[1]	—	$1,123,015	$1,123,015	$(17,657)	$14,116

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$220,517	$1,588,705	—	$1,809,222

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	49

Schedule of Investments December 31, 2011	LifePath Index 2055 Master Portfolio (Percentages shown are based on Net Assets)

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Equity Funds — 102.3%
ACWI ex-US Index Master Portfolio	$5,015	$5,015
iShares MSCI Canada Index Fund	1,788	47,561
iShares MSCI EAFE Small Cap Index Fund	1,295	45,014
iShares MSCI Emerging Markets Index Fund	3,466	131,500
Master International Index Series	$349,044	349,044
Master Small Cap Index Series	$122,459	122,459
Russell 1000 Index Master Portfolio	$1,110,241	1,110,241

		1,810,834
Fixed Income Funds — 0.9%
Bond Index Master Portfolio	$15,948	15,948

		15,948

Affiliated Investment Companies (a)	Shares/Beneficial Interest	Value
Short-Term Securities — 0.3%
BlackRock Cash Funds: Institutional, SL Agency Shares, 0.22% (b)	5,013	$5,013

		5,013
Total Affiliated Investment Companies (Cost—$2,011,038*) — 103.5%		1,831,795
Liabilities in Excess of Other Assets — (3.5)%		(62,609)

Net Assets — 100.0%		$1,769,186

*	As of December 31, 2011, gross unrealized appreciation and gross unrealized depreciation based on cost for federal income tax purposes were as follows:

Aggregate cost	$2,012,272

Gross unrealized appreciation	$15,892
Gross unrealized depreciation	(196,369)

Net unrealized depreciation	$(180,477)

(a)	Investments in companies considered to be an affiliate of the Master Portfolio during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares/Beneficial Interest Purchased		Shares Sold	Shares/Beneficial Interest Held at December 31, 2011	Value at December 31, 2011	Realized Gain (Loss)	Income
ACWI ex-US Index Master Portfolio	$5,015	[1]	—	$5,015	$5,015	—	—
BlackRock Cash Funds: Institutional, SL Agency Shares	5,013	[1]	—	5,013	$5,013	—	$113
Bond Index Master Portfolio	$15,948	[1]	—	$15,948	$15,948	$10	$346
iShares MSCI Canada Index Fund	1,788		—	1,788	$47,561	—	$984
iShares MSCI EAFE Small Cap Index Fund	1,295		—	1,295	$45,014	—	$1,420
iShares MSCI Emerging Markets Index Fund	3,556		(90)	3,466	$131,500	$(1,234)	$2,661
Master International Index Series	$349,044	[1]	—	$349,044	$349,044	$(34,679)	$5,602
Master Small Cap Index Series	$122,459	[1]	—	$122,459	$122,459	$(13,199)	$1,162
Russell 1000 Index Master Portfolio	$1,110,241	[1]	—	$1,110,241	$1,110,241	$(15,898)	$13,575

[1]	Represents net shares/beneficial interest purchased.

(b)	Represents the current yield as of report date.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circum stances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investment and derivative financial instrument and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and derivative financial instruments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Affiliated Investment Companies	$229,088	$1,602,707	—	$1,831,795

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2011	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Assets
Investments at value — affiliated[1]	$1,994,243	$1,934,849	$1,908,579	$1,886,514	$1,863,779
Contributions receivable from investors	—	—	11,000	—	14,900
Investments sold receivable	13,307	11,500	21,000	7,650	23,500
Receivable from advisor	4,718	4,721	4,722	4,723	4,723
Prepaid expenses	1,541	1,541	1,540	1,542	1,539
Deferred offering costs	271	271	271	271	271

Total assets	2,014,080	1,952,882	1,947,112	1,900,700	1,908,712

Liabilities
Professional fees payable	30,762	30,762	30,762	30,794	30,794
Withdrawals payable to investors	12,057	11,500	20,000	7,650	22,000
Printing fees payable	999	999	999	999	999
Trustees’ fees payable	708	708	708	709	709
Custodian fees payable	295	328	325	378	349
Investments purchased payable	—	—	11,000	—	14,900
Other accrued expenses payable	1,000	1,000	1,000	1,000	1,000

Total liabilities	45,821	45,297	64,794	41,530	70,751

Net Assets	$1,968,259	$1,907,585	$1,882,318	$1,859,170	$1,837,961

Net Assets Consist of
Investors’ capital	$1,989,621	$1,977,653	$1,975,678	$1,971,492	$1,968,037
Net unrealized appreciation/depreciation	(21,362)	(70,068)	(93,360)	(112,322)	(130,076)

Net Assets	$1,968,259	$1,907,585	$1,882,318	$1,859,170	$1,837,961

[1] Investments at cost — affiliated	$2,015,605	$2,004,917	$2,001,939	$1,998,836	$1,993,855

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	51

Statements of Assets and Liabilities (concluded)	Master Investment Portfolio

December 31, 2011	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Assets
Investments at value — affiliated[1]	$1,846,178	$1,824,707	$1,809,222	$1,831,795
Contributions receivable from investors	—	20,600	23,100	35,600
Investments sold receivable	9,180	27,800	29,700	77,400
Receivable from advisor	4,724	4,725	4,725	4,726
Prepaid expenses	1,538	1,541	1,601	1,569
Deferred offering costs	271	271	239	255

Total assets	1,861,891	1,879,644	1,868,587	1,951,345

Liabilities
Professional fees payable	30,858	30,858	30,889	30,826
Withdrawals payable to investors	9,180	26,000	27,300	77,400
Printing fees payable	999	999	999	999
Trustees’ fees payable	709	709	709	710
Custodian fees payable	362	355	315	325
Investments purchased payable	—	20,600	23,100	70,900
Other accrued expenses payable	999	1,000	1,000	999

Total liabilities	43,107	80,521	84,312	182,159

Net Assets	$1,818,784	$1,799,123	$1,784,275	$1,769,186

Net Assets Consist of
Investors’ capital	$1,963,410	$1,957,072	$1,958,438	$1,948,429
Net unrealized appreciation/depreciation	(144,626)	(157,949)	(174,163)	(179,243)

Net Assets	$1,818,784	$1,799,123	$1,784,275	$1,769,186

[1] Investments at cost — affiliated	$1,990,804	$1,982,656	$1,983,385	$2,011,038

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Operations	Master Investment Portfolio

Period May 31, 2011[1] to December 31, 2011	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio	LifePath Index 2035 Master Portfolio

Investment Income
Dividends — affiliated	$6,942	$6,171	$5,860	$5,589	$5,305
Securities lending — affiliated	39	30	68	39	86
Income — affiliated	7	7	7	7	7
Net investment income allocated from applicable Master Portfolios:
Interest	19,487	13,467	10,843	8,589	6,561
Dividends	8,210	12,497	13,802	15,273	16,575
Expenses	(2,117)	(2,577)	(2,699)	(2,856)	(2,995)
Fees waived	951	1,171	1,266	1,350	1,424

Total income	33,519	30,766	29,147	27,991	26,963

Expenses
Investment advisory	574	560	554	548	543
Professional	29,909	29,909	29,909	29,909	29,909
Organization and offering	3,200	3,200	3,200	3,200	3,198
Independent Trustees	1,897	1,897	1,897	1,897	1,897
Printing	999	999	999	999	999
Custodian	850	850	850	850	850
Miscellaneous	1,001	1,001	1,001	1,001	1,001

Total expenses	38,430	38,416	38,410	38,404	38,397
Less fees waived/reimbursed by advisor	(37,858)	(37,859)	(37,858)	(37,858)	(37,858)

Total expenses after fees waived	572	557	552	546	539

Net investment income	32,947	30,209	28,595	27,445	26,424

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	297	(620)	(603)	(551)	(580)
Allocations from applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	(24,583)	(35,476)	(37,856)	(41,527)	(44,834)

	(24,286)	(36,096)	(38,459)	(42,078)	(45,414)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(10,105)	(23,886)	(30,445)	(36,119)	(41,189)
Allocated from applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	(11,257)	(46,182)	(62,915)	(76,203)	(88,887)

	(21,362)	(70,068)	(93,360)	(112,322)	(130,076)

Total realized and unrealized loss	(45,648)	(106,164)	(131,819)	(154,400)	(175,490)

Net Decrease in Net Assets Resulting from Operations	$(12,701)	$(75,955)	$(103,224)	$(126,955)	$(149,066)

[1] Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	53

Statements of Operations (concluded)	Master Investment Portfolio

Period May 31, 2011[1] to December 31, 2011	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio	LifePath Index 2055 Master Portfolio

Investment Income
Dividends — affiliated	$5,043	$4,576	$4,891	$5,065
Securities lending — affiliated	90	43	103	106
Income — affiliated	7	7	7	7
Net investment income allocated from applicable Master Portfolios:
Interest	4,729	3,183	1,257	621
Dividends	17,772	18,855	19,882	20,064
Expenses	(3,119)	(3,241)	(3,334)	(3,258)
Fees waived	1,492	1,557	1,606	1,544

Total income	26,014	24,980	24,412	24,149

Expenses
Investment advisory	539	534	531	528
Professional	29,909	29,909	29,909	29,909
Organization and offering	3,200	3,200	3,168	3,184
Independent Trustees	1,897	1,897	1,897	1,897
Printing	1,000	1,000	999	999
Custodian	849	850	850	849
Miscellaneous	1,000	1,000	1,001	1,001

Total expenses	38,394	38,390	38,355	38,367
Less fees waived/reimbursed by advisor	(37,858)	(37,858)	(37,827)	(37,842)

Total expenses after fees waived	536	532	528	525

Net investment income	25,478	24,448	23,884	23,624

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — affiliated	129	(2,757)	(1,151)	(1,234)
Allocations from applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	(50,726)	(53,994)	(57,316)	(63,766)

	(50,597)	(56,751)	(58,467)	(65,000)

Net change in unrealized appreciation/depreciation on:
Investments — affiliated	(47,142)	(49,050)	(54,021)	(56,032)
Allocated from applicable Master Portfolios from investments, financial futures contracts and foreign currency transactions	(97,484)	(108,899)	(120,142)	(123,211)

	(144,626)	(157,949)	(174,163)	(179,243)

Total realized and unrealized loss	(195,223)	(214,700)	(232,630)	(244,243)

Net Decrease in Net Assets Resulting from Operations	$(169,745)	$(190,252)	$(208,746)	$(220,619)

[1] Commencement of operations.

See Notes to Financial Statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio	LifePath Index 2020 Master Portfolio	LifePath Index 2025 Master Portfolio	LifePath Index 2030 Master Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$32,947	$30,209	$28,595	$27,445
Net realized loss	(24,286)	(36,096)	(38,459)	(42,078)
Net change in unrealized appreciation/depreciation	(21,362)	(70,068)	(93,360)	(112,322)

Net decrease in net assets resulting from operations	(12,701)	(75,955)	(103,224)	(126,955)

Capital Transactions
Proceeds from contributions	2,025,317	2,024,638	2,024,525	2,024,448
Value of withdrawals	(44,357)	(41,098)	(38,983)	(38,323)

Net increase in net assets derived from capital transactions	1,980,960	1,983,540	1,985,542	1,986,125

Net Assets
Total increase in net assets	1,968,259	1,907,585	1,882,318	1,859,170
Beginning of period	—	—	—	—

End of period	$1,968,259	$1,907,585	$1,882,318	$1,859,170

	LifePath Index 2035 Master Portfolio	LifePath Index 2040 Master Portfolio	LifePath Index 2045 Master Portfolio	LifePath Index 2050 Master Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$26,424	$25,478	$24,448	$23,884
Net realized loss	(45,414)	(50,597)	(56,751)	(58,467)
Net change in unrealized appreciation/depreciation	(130,076)	(144,626)	(157,949)	(174,163)

Net decrease in net assets resulting from operations	(149,066)	(169,745)	(190,252)	(208,746)

Capital Transactions
Proceeds from contributions	2,024,586	2,024,475	2,024,410	2,027,364
Value of withdrawals	(37,559)	(35,946)	(35,035)	(34,343)

Net increase in net assets derived from capital transactions	1,987,027	1,988,529	1,989,375	1,993,021

Net Assets
Total increase in net assets	1,837,961	1,818,784	1,799,123	1,784,275
Beginning of period	—	—	—	—

End of period	$1,837,961	$1,818,784	$1,799,123	$1,784,275

[1]	Commencement of operations.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	55

Statements of Changes in Net Assets (concluded)	Master Investment Portfolio

LifePath Index 2055 Master Portfolio
Increase (Decrease) in Net Assets:	Period May 31, 2011[1] to December 31, 2011

Operations
Net investment income	$23,624
Net realized loss	(65,000)
Net change in unrealized appreciation/depreciation	(179,243)

Net decrease in net assets resulting from operations	(220,619)

Capital Transactions
Proceeds from contributions	2,024,315
Value of withdrawals	(34,510)

Net increase in net assets derived from capital transactions	1,989,805

Net Assets
Total increase in net assets	1,769,186
Beginning of period	—

End of period	$1,769,186

[1]	Commencement of operations.

See Notes to Financial Statements.

56	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	Master Investment Portfolio

	LifePath Index Retirement Master Portfolio
	Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(0.59)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.44%	[7]

Total expenses after fees waived[3,4,6]	0.15%

Net investment income[4,6,8]	2.87%

Supplemental Data
Net assets, end of period (000)	$1,968

Portfolio turnover	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.08%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.04%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.45%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	57

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2020 Master Portfolio
	Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(3.71)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.55%	[7]

Total expenses after fees waived[3,4,6]	0.18%

Net investment income[4,6,8]	2.70%

Supplemental Data
Net assets, end of period (000)	$1,908

Portfolio turnover	1%

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.10%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.05%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.56%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

See Notes to Financial Statements.

58	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2025 Master Portfolio
	Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(5.10)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.59%	[7]

Total expenses after fees waived[3,4,6]	0.18%

Net investment income[4,6,8]	2.58%

Supplemental Data
Net assets, end of period (000)	$1,882

Portfolio turnover	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.11%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.60%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	59

Financial Highlights (continued)	Master Investment Portfolio

LifePath Index 2030 Master Portfolio
Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(6.28)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.63%[7]

Total expenses after fees waived[3,4,6]	0.19%

Net investment income[4,6,8]	2.50%

Supplemental Data
Net assets, end of period (000)	$1,859

Portfolio turnover	0%[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.12%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.64%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

60	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	Master Investment Portfolio

	LifePath Index 2035 Master Portfolio
	Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(7.35)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.67%	[7]

Total expenses after fees waived[3,4,6]	0.19%

Net investment income[4,6,8]	2.43%

Supplemental Data
Net assets, end of period (000)	$1,838

Portfolio turnover	0%	[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.13%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.06%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.68%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	61

Financial Highlights (continued)	Master Investment Portfolio

LifePath Index 2040 Master Portfolio
Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(8.42)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.70%[7]

Total expenses after fees waived[3,4,6]	0.20%

Net investment income[4,6,8]	2.36%

Supplemental Data
Net assets, end of period (000)	$1,819

Portfolio turnover	0%[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.14%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.71%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

62	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	Master Investment Portfolio

LifePath Index 2045 Master Portfolio
Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(9.49)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.74%[7]

Total expenses after fees waived[3,4,6]	0.21%

Net investment income[4,6,8]	2.29%

Supplemental Data
Net assets, end of period (000)	$1,799

Portfolio turnover	0%[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.75%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	63

Financial Highlights (continued)	Master Investment Portfolio

LifePath Index 2050 Master Portfolio
Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(10.34)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.76%[7]

Total expenses after fees waived[3,4,6]	0.21%

Net investment income[4,6,8]	2.25%

Supplemental Data
Net assets, end of period (000)	$1,784

Portfolio turnover	0%[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.07%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.77%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

64	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	Master Investment Portfolio

LifePath Index 2055 Master Portfolio
Period May 31, 2011[1] to December 31, 2011
Total Investment Return
Total investment return[2]	(10.96)%

Ratios to Average Net Assets
Total expenses[3,4,5,6]	3.79%[7]

Total expenses after fees waived[3,4,6]	0.21%

Net investment income[4,6,8]	2.24%

Supplemental Data
Net assets, end of period (000)	$1,769

Portfolio turnover	0%[9]

[1]	Commencement of operations.

[2]	Aggregate total investment return.

[3]

Includes the Master Portfolio’s pro rata portion of expenses from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio. These ratios do not reflect any expenses incurred indirectly as a result of investments in BlackRock Cash Funds: Institutional and iShares exchange-traded funds.

[4]	Annualized.

[5]

Ratio includes Master Portfolio’s share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master SmallCap Index Series and Russell 1000 Index Master Portfolio’s allocated fees waived of 0.15%.

[6]

Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.08%, although the ratio does include the LifePath Index Portfolio’s share of the Master Portfolios’ allocated expenses and/or net investment income.

[7]	Organization costs were not annualized in the calculation of the expense ratios. If these expenses were annualized, the total expenses would have been 3.79%.

[8]

Includes the Master Portfolio’s share of the allocated net investment income from ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio.

[9]	Rounds to less than 1%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	65

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to nine series of MIP: LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio (each, a “LifePath Index Master Portfolio” and collectively, the “LifePath Index Master Portfolios”). The LifePath Index Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

Each of the LifePath Index Master Portfolios seek to achieve its investment objective by investing in a combination of domestic equity, international equity, bond and money market funds (the “Underlying Funds”) in proportions suggested by its own comprehensive investment strategy. The Underlying Funds are advised by BlackRock Fund Advisors (“BFA”), and include the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series, Russell 1000 Index Master Portfolio (together, the “Master Portfolios”) BlackRock Cash Funds: Institutional and iShares exchange-traded funds. The financial statements of the Master Portfolios, including the Schedule of Investments, should be read in conjunction with the LifePath Index Portfolios’ financial statements. The Master Portfolios’ financial statements are available, without charge, upon request by calling (800) 441-7762 or on the SEC’s website at http://www.sec.gov.

The value of a LifePath Index Master Portfolio’s investment in each of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio reflects that LifePath Index Master Portfolio’s proportionate interest in the net assets of that Master Portfolio. As of December 31, 2011, the interests of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio held by each LifePath Index Master Portfolio were as follows:

	ACWI ex-US Index Master Portfolio	Bond Index Master Portfolio	Master International Index Series	Master Small Cap Index Series	Russell 1000 Index Master Portfolio
LifePath Index Retirement Master Portfolio	0.01%	0.83%	0.01%	0.01%	0.81%
LifePath Index 2020 Master Portfolio	—	0.57%	0.02%	0.01%	1.21%
LifePath Index 2025 Master Portfolio	0.01%	0.46%	0.03%	0.01%	1.39%
LifePath Index 2030 Master Portfolio	—	0.36%	0.03%	0.01%	1.54%
LifePath Index 2035 Master Portfolio	0.01%	0.28%	0.03%	0.01%	1.66%
LifePath Index 2040 Master Portfolio	0.00%[1]	0.20%	0.03%	0.01%	1.78%
LifePath Index 2045 Master Portfolio	0.01%	0.13%	0.04%	0.01%	1.88%
LifePath Index 2050 Master Portfolio	0.01%	0.06%	0.04%	0.01%	1.97%
LifePath Index 2055 Master Portfolio	0.01%	0.01%	0.04%	0.02%	1.95%
[1]	Rounds to less than 0.01%.

The following is a summary of significant accounting policies followed by the LifePath Index Master Portfolios:

Valuation: US GAAP defines fair value as the price the LifePath Index Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The LifePath Index Master Portfolios fair value their financial instruments at market value using independent dealers or pricing services under policies approved by the Board of Trustees of MIP (the “Board”). Equity investments, including exchange traded funds, traded on a recognized securities exchange or the NASDAQ Global Market System (“NASDAQ”) are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security. Investments in open-end registered investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or if a price is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor seeks to determine the price that each LifePath Index Master Portfolio might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-divided dates.

66	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	Master Investment Portfolio

Each LifePath Index Master Portfolio records daily its proportionate share of the ACWI ex-US Index Master Portfolio, Bond Index Master Portfolio, Master International Index Series, Master Small Cap Index Series and Russell 1000 Index Master Portfolio income, expenses and realized and unrealized gains and losses.

Securities Lending: The LifePath Index Master Portfolios may lend securities to approved borrowers, such as banks, brokers and other financial institutions. The borrower pledges cash, securities issued or guaranteed by the US government or irrevocable letters of credit issued by a bank as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the LifePath Index Master Portfolio and any additional required collateral is delivered to the LifePath Index Master Portfolio on the next business day. Securities lending income, as disclosed in the Statement of Operations, represents the income earned from the investment of the cash collateral, net of rebates paid to, or fees paid by, borrowers and less the fees paid to the securities lending agent. During the term of the loan, the LifePath Index Master Portfolio earns dividend or interest income on the securities loaned but does not receive interest income on the securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the LifePath Index Master Portfolio could experience delays and costs in gaining access to the collateral. A LifePath Index Master Portfolio also could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received. During the period ended December 31, 2011, any securities on loan were collateralized by cash.

Income Taxes: Each LifePath Index Master Portfolio is classified as a partnership for federal income tax purposes. As such, each investor in a LifePath Index Master Portfolio is treated as the owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the LifePath Index Master Portfolio. Therefore, no federal income tax provision is required. It is intended that each LifePath Index Master Portfolio’s assets will be managed so an investor in the LifePath Index Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each LifePath Index Master Portfolio files US federal and various state and local tax returns. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Recent Accounting Standard: In May 2011, the Financial Accounting Standards Board (the “FASB”) issued amended guidance to improve disclosure about fair value measurements which will require the following disclosures for fair value measurements categorized as Level 3: quantitative information about the unobservable inputs and assumptions used in the fair value measurement, a description of the valuation policies and procedures and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelation-

ships between those unobservable inputs. In addition, the amounts and reasons for all transfers in and out of Level 1 and Level 2 will be required to be disclosed. The amended guidance is effective for financial statements for fiscal years beginning after December 15, 2011, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the LifePath Index Master Portfolios’ financial statement disclosures.

In December 2011, the FASB issued guidance that will enhance current disclosure requirements on the offsetting of certain assets and liabilities. The new disclosures will be required for investments and derivative financial instruments subject to master netting agreements or similar agreements and will require an entity to disclose both gross and net information about such investments and transactions eligible for offset in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning on or after January 1, 2013, and interim periods within those fiscal years. Management is evaluating the impact of this guidance on the LifePath Index Master Portfolios’ financial statement disclosures.

Organization and Offering Costs: Upon commencement of operations, organization costs associated with the establishment of the LifePath Index Master Portfolios were expensed by the LifePath Index Master Portfolios and reimbursed by BlackRock Fund Advisors (“BFA”), the investment manager for the LifePath Index Master Portfolios. Offering costs associated with the establishment of the LifePath Index Master Portfolios are amortized over a 12-month period beginning with the commencement of operations. BFA reimbursed the LifePath Index Master Portfolios which is shown as expenses reimbursed by advisor in the Statements of Operations, for the following amounts:

LifePath Index Retirement Master Portfolio	$37,858
LifePath Index 2020 Master Portfolio	$37,859
LifePath Index 2025 Master Portfolio	$37,858
LifePath Index 2030 Master Portfolio	$37,858
LifePath Index 2035 Master Portfolio	$37,858
LifePath Index 2040 Master Portfolio	$37,858
LifePath Index 2045 Master Portfolio	$37,858
LifePath Index 2050 Master Portfolio	$37,827
LifePath Index 2055 Master Portfolio	$37,842

Other: Expenses directly related to a LifePath Index Master Portfolio are charged to that LifePath Index Master Portfolio. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods.

The LifePath Index Master Portfolios have an arrangement with the custodian whereby fees may be reduced by credits earned on uninvested cash balances, which, if applicable, are shown as fees paid indirectly in the Statements of Operations. The custodian imposes fees on overdrawn cash balances, which can be offset by accumulated credits earned or may result in additional custody charges.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”).

BLACKROCK FUNDS III	DECEMBER 31, 2011	67

Notes to Financial Statements (concluded)	Master Investment Portfolio

Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the LifePath Index Master Portfolios, entered into an Investment Advisory Agreement (the “Investment Advisory Agreement”) with BFA, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory services. Pursuant to the Investment Advisory Agreement with MIP, BFA is responsible for the management of each LifePath Index Master Portfolio’s investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each LifePath Index Master Portfolio. For such services, each LifePath Index Master Portfolio pays BFA a monthly fee based on a percentage of each LifePath Index Master Portfolio’s average daily net assets at an annual rate of 0.05%.

The LifePath Index Master Portfolios received an exemptive order from the SEC permitting it, among other things, to pay an affiliated securities lending agent a fee based on a share of the income derived from the securities lending activities and has retained BlackRock Institutional Trust Company, N.A. (“BTC”), an affiliate of BFA, as the securities lending agent. BTC may, on behalf of a LifePath Index Master Portfolio, invest cash collateral received by the LifePath Index Master Portfolio for such loans, among other things, in a private investment company managed by BTC or in registered money market funds advised by BTC or its affiliates. As securities lending agent, BTC is responsible for all transaction fees and all other operational costs relating to securities lending activities, other than extraordinary expenses. BTC does not receive any fees for managing the cash collateral. The market value of securities on loan and the value of the related collateral, if applicable, are shown in the Statements of Assets and Liabilities as securities loaned at value and collateral on securities loaned at value, respectively. The cash collateral invested by BTC is disclosed in the Schedules of Investments. Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of rebates paid to, or fees paid by, borrowers of securities. The LifePath Index Master Portfolios retain 65% of securities lending income and pays a fee to BTC equal to 35% of such income. The share of net income earned by each LifePath Index Master Portfolio on such investments is shown as securities lending – affiliated in the Statements of Operations. For the period ended December 31, 2011, BTC received securities lending agent fees related to securities lending activities for the LifePath Index Master Portfolios as follows:

LifePath Index Retirement Master Portfolio	$21
LifePath Index 2020 Master Portfolio	$16
LifePath Index 2025 Master Portfolio	$37
LifePath Index 2030 Master Portfolio	$21
LifePath Index 2035 Master Portfolio	$48
LifePath Index 2040 Master Portfolio	$50
LifePath Index 2045 Master Portfolio	$23
LifePath Index 2050 Master Portfolio	$57
LifePath Index 2055 Master Portfolio	$59

Each LifePath Index Master Portfolio may invest its positive cash balances in certain money market funds managed by BFA or an affiliate. The income earned on these temporary cash investments is included in income-affiliated in the Statement of Operations.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Investments:

Purchases and sales of investments excluding short-term securities and US government securities for the period ended December 31, 2011, were as follows:

	Purchases	Sales
LifePath Index Retirement Master Portfolio	$285,263	$9,943
LifePath Index 2020 Master Portfolio	$280,150	$10,216
LifePath Index 2025 Master Portfolio	$277,740	$8,452
LifePath Index 2030 Master Portfolio	$276,074	$8,213
LifePath Index 2035 Master Portfolio	$273,029	$8,365
LifePath Index 2040 Master Portfolio	$266,582	$3,344
LifePath Index 2045 Master Portfolio	$259,414	$7,106
LifePath Index 2050 Master Portfolio	$273,426	$2,928
LifePath Index 2055 Master Portfolio	$284,479	$3,138

4. Market and Credit Risk:

In the normal course of business, the LifePath Index Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the LifePath Index Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the LifePath Index Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the LifePath Index Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the LifePath Index Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The LifePath Index Master Portfolios manage counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the LifePath Index Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the LifePath Index Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the LifePath Index Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the LifePath Index Master Portfolio.

5. Subsequent Events:

Management has evaluated the impact of all subsequent events on the LifePath Index Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

68	BLACKROCK FUNDS III	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the LifePath Index Retirement Master Portfolio, LifePath Index 2020 Master Portfolio, LifePath Index 2025 Master Portfolio, LifePath Index 2030 Master Portfolio, LifePath Index 2035 Master Portfolio, LifePath Index 2040 Master Portfolio, LifePath Index 2045 Master Portfolio, LifePath Index 2050 Master Portfolio and LifePath Index 2055 Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2011, the results of each of their operations and the changes in each of their net assets and the financial highlights for the period May 31, 2011 (commencement of operations) through December 31, 2011, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

BLACKROCK FUNDS III	DECEMBER 31, 2011	69

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

70	BLACKROCK FUNDS III	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2011	71

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

			Legal Counsel Sidley Austin LLP New York, NY 10019	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Address of the Funds 400 Howard Street San Francisco, CA 94105

72	BLACKROCK FUNDS III	DECEMBER 31, 2011

Additional Information

General Information

Availability of Quarterly Portfolio Schedule

Each Portfolio/Master Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Portfolio’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. Each Portfolio’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that each Portfolio/Master Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Portfolio/Master Portfolio voted proxies relating to securities held in the Portfolio’s/Master Portfolio’s portfolios during the most recent 12-month period ended December 31 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent trans-

actions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2011	73

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock ACWI ex-US Index Fund

BlackRock All-Cap Energy & Resources Portfolio

BlackRock Asset Allocation Portfolio†

BlackRock Balanced Capital Fund†

BlackRock Basic Value Fund

BlackRock Capital Appreciation Fund

BlackRock China Fund

BlackRock Commodity Strategies Fund

BlackRock Emerging Markets Long/Short Equity Fund

BlackRock Energy & Resources Portfolio

BlackRock Equity Dividend Fund

BlackRock EuroFund

BlackRock Focus Growth Fund

BlackRock Global Allocation Fund†

BlackRock Global Dividend Income Portfolio

BlackRock Global Dynamic Equity Fund

BlackRock Global Emerging Markets Fund

BlackRock Global Opportunities Portfolio

BlackRock Global SmallCap Fund

BlackRock Health Sciences Opportunities Portfolio

BlackRock Index Equity Portfolio

BlackRock India Fund

BlackRock International Fund

BlackRock International Index Fund

BlackRock International Opportunities Portfolio

BlackRock Large Cap Core Fund

BlackRock Large Cap Core Plus Fund

BlackRock Large Cap Growth Fund

BlackRock Large Cap Value Fund

BlackRock Latin America Fund

BlackRock Mid-Cap Growth Equity Portfolio

BlackRock Mid-Cap Value Equity Portfolio

BlackRock Mid Cap Value Opportunities Fund

BlackRock Natural Resources Trust

BlackRock Pacific Fund

BlackRock Russell 1000 Index Fund

BlackRock Science & Technology Opportunities Portfolio

BlackRock Small Cap Growth Equity Portfolio

BlackRock Small Cap Growth Fund II

BlackRock Small Cap Index Fund

BlackRock S&P 500 Index Fund

BlackRock S&P 500 Stock Fund

BlackRock U.S. Opportunities Portfolio

BlackRock Value Opportunities Fund

BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Index Fund

BlackRock Core Bond Portfolio

BlackRock Emerging Market Debt Portfolio

BlackRock Floating Rate Income Portfolio

BlackRock Global Long/Short Credit Fund

BlackRock GNMA Portfolio

BlackRock High Yield Bond Portfolio

BlackRock Inflation Protected Bond Portfolio

BlackRock International Bond Portfolio

BlackRock Long Duration Bond Portfolio

BlackRock Low Duration Bond Portfolio

BlackRock Multi-Asset Income Portfolio†

BlackRock Multi-Sector Bond Portfolio

BlackRock Strategic Income Opportunities Portfolio

BlackRock Total Return Fund

BlackRock US Government Bond Portfolio

BlackRock World Income Fund

US Mortgage Portfolio

Municipal Bond Funds

BlackRock California Municipal Bond Fund

BlackRock High Yield Municipal Fund

BlackRock Intermediate Municipal Fund

BlackRock National Municipal Fund

BlackRock New Jersey Municipal Bond Fund

BlackRock New York Municipal Bond Fund

BlackRock Pennsylvania Municipal Bond Fund

BlackRock Short-Term Municipal Fund

Target Risk & Target Data Funds†

BlackRock Prepared Portfolios	BlackRock Lifecycle Prepared Portfolios		LifePath Portfolios Retirement		LifePath Index Portfolios Retirement
Conservative Prepared Portfolio	2015	2035	2020	2040	2020	2040
Moderate Prepared Portfolio	2020	2040	2025	2045	2025	2045
Growth Prepared Portfolio	2025	2045	2030	2050	2030	2050
Aggressive Growth Prepared Portfolio	2030	2050	2035	2055	2035	2055

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

74	BLACKROCK FUNDS III	DECEMBER 31, 2011

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by that Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

#LPindex-12/11

December 31, 2011

Annual Report

BlackRock Funds III

▶	BlackRock Cash Funds: Government

▶	BlackRock Cash Funds: Institutional

▶	BlackRock Cash Funds: Prime

▶	BlackRock Cash Funds: Treasury

Not FDIC Insured     No Bank Guarantee    May Lose Value

2	BLACKROCK FUNDS III	DECEMBER 31, 2011

Dear Shareholder

Investors endured a very difficult environment in 2011. Financial markets were extremely volatile as a number of high-profile global events drove frequent about-face changes in investor sentiment. As the year progressed, news flow increasingly influenced trading decisions, to the point where company fundamentals were largely ignored. In the end, lower-risk assets won the “risk on – risk off” trading tug-of-war that characterized 2011’s market activity.

Early in the year, political turmoil swept across the Middle East/North Africa region and prices of oil and other commodities soared. Natural disasters in Japan disrupted global supply chains and concerns mounted regarding US debt and deficit issues. Nevertheless, equities, commodities and high yield bonds outpaced the less risky asset classes as investors chose to focus on the continuing stream of strong corporate earnings and positive economic data.

Markets reversed sharply in May, however, when the heightened possibility of Greece defaulting on its debt rekindled fears about sovereign debt problems spreading across Europe. Concurrently, economic indicators signaled that the recovery had slowed in the United States and other developed nations. Confidence was further shaken by the prolonged debt ceiling debate in Washington, DC. On August 5th, Standard & Poor’s downgraded the US government’s credit rating and turmoil erupted in financial markets around the world. Extraordinary levels of volatility persisted in the months that followed as Greece teetered on the brink of default, debt problems escalated in Italy and Spain, and exposure to European sovereign bonds stressed banks globally. Late in the summer, economic data out of the United States and Europe grew increasingly bleak while China and other emerging economies began to show signs of slowing growth. By the end of the third quarter, equity markets had fallen nearly 20% from their April peak while safe-haven assets such as US Treasuries and gold had rallied to historical highs.

October brought enough positive economic data to assuage fears of a global double-dip recession. Additionally, after months of deliberation, European leaders began to show signs of progress toward stemming the region’s debt crisis. These encouraging developments brought investors back from the sidelines and risk assets rallied through the month. However, a lack of definitive details about Europe’s rescue plan soon raised doubts among investors and thwarted the rally at the end of October. The last two months of the year saw political instability in Greece, unsustainable yields on Italian bonds, and US policymakers bickering over budget issues. Global central bank actions and improving economic data energized investors, but confidence was easily tempered by sobering news flow that resurrected uncertainty about the ability of Europe’s leaders to ultimately contain the debt crisis.

Most equity markets failed to fully recover their late-summer losses, although US large cap stocks managed to finish the year with a marginal gain given their perceived safety and stronger US economic data. Conditions were worse overseas, and international markets experienced some significant downturns. Dividend-paying stocks performed relatively well as investors sought yield in the low interest rate environment. Fixed income securities benefited from declining yields and delivered positive returns for the year. US Treasury bonds outperformed other fixed income classes despite their quality rating downgrade, while municipal bonds also delivered superior results. Continued low short-term interest rates kept yields on money market securities near their all-time lows.

Many of the themes that caused uncertainty in 2011 are likely to persist well into 2012. While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

“While the investment landscape appears treacherous, BlackRock is working for you. We have a roadmap to show you the way.”

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2011
	6-month	12-month
US large cap equities (S&P 500 Index)	(3.69)%	2.11%
US small cap equities (Russell 2000 Index)	(9.77)	(4.18)
International equities (MSCI Europe, Australasia, Far East Index)	(16.31)	(12.14)
Emerging market equities (MSCI Emerging Markets Index)	(19.13)	(18.42)
3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.02	0.10
US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	13.46	17.15
US investment grade bonds (Barclays Capital US Aggregate Bond Index)	4.98	7.84
Tax-exempt municipal bonds (S&P Municipal Bond Index)	5.78	10.62
US high yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	(0.02)	4.96

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Money Market Overview

For the 12-month period ended December 31, 2011

Throughout the 12-month period ended December 31, 2011, the Federal Open Market Committee (“FOMC”) maintained its target range for the federal funds rate at 0.00% to 0.25%. In June 2011, the FOMC completed its program under which it purchased $600 billion of longer-term US Treasury securities for the purpose of keeping interest rates low. Following its August 9th meeting, the FOMC announced its intention to keep rates low through mid-2013. At its September 21st meeting, the FOMC noted that recent data indicates that economic growth remained slow and inflation had moderated since earlier in the year. Considering these conditions, the FOMC announced its intention to extend the average duration of the US Treasury security portfolio by purchasing an additional $400 billion of long-term Treasury bonds and selling an equal amount of short-term Treasury securities before the end of June 2012. Known as “Operation Twist,” this policy action is designed to put downward pressure on long-term interest rates and make overall conditions more accommodative for economic growth.

In Europe, the sovereign debt crisis escalated in mid-2011 as fiscal problems spread from the peripheral countries of Greece, Portugal and Ireland to the larger nations of Italy and Spain, and ultimately to the core European economies of France and Germany. To help support bank liquidity, the US Federal Reserve Bank lengthened the term of its US dollar liquidity swap facilities with the European Central Bank (“ECB”), the Bank of Canada, the Bank of England and the Swiss National Bank to August 1, 2012. Later in the period, the aforementioned central banks along with the Bank of Japan agreed to reduce the interest rate on loans made through US dollar liquidity swap lines by fifty basis points, thus making it less expensive for banks around the world to borrow US dollars.

In December, the ECB expanded its long-term refinancing operations (“LTRO”) by allowing Euro-zone banks to access loans with maturities of three years against a broader set of eligible collateral. In its first 3-year allotment, 523 banks borrowed €489 billion from the ECB. The second 3-year LTRO is scheduled for February 2012.

London Interbank Offered Rates (“LIBOR”) moved higher by as much as 0.35% during the 12-month period, due in large part to ongoing concerns about European sovereign debt risk. The slope of the LIBOR curve, as measured from one month to one year, steepened to 0.83% at the end of December, from 0.52% a year earlier.

In the short-term tax-exempt market, yields continued to trade at or near historic lows in the 12-month period ended December 31, 2011. The benchmark Securities Industry and Financial Markets Association (“SIFMA”) Index, which represents the average rate on seven-day, high-quality, tax-exempt variable rate demand obligations (as calculated by Municipal Market Data), averaged 0.18% for the period, four basis points lower than the previous 12 months. Longer dated 1-year note levels also moved lower falling by 12 basis points to finish 2011 in the 25 basis points range. The zero interest rate policy by the Federal Reserve and continued strong demand by non-traditional buyers, especially in the variable rate space, were important contributing factors to these lower yields.

Against this rate backdrop, municipal money funds continued to experience outflows in 2011 with total assets falling by 11.5% to $290 billion. Funds were conservative with respect to duration and maintained ample short-term liquidity that positioned weighted average maturities for much of the year in the 30- to 35-day range out of a maximum of 60 days.

The credit outlook for municipals improved in 2011 as tax receipts trended higher and state and local governments were proactive in addressing structural budget imbalances. While this resulted in significant progress with respect to deficit reduction it also contributed to a meaningful decrease in the amount of new issuance on the short end of the curve. For 2011, variable rate supply was down 20% while note issuance fell by 14% over the same period. This trend is expected to continue in 2012 as municipalities look to limit spending further in the face of diminishing stimulus from the federal government.

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

4	BLACKROCK FUNDS III	DECEMBER 31, 2011

Fund Information as of December 31, 2011	BlackRock Funds III

BlackRock Cash Funds: Government

BlackRock Cash Funds: Government’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Select	0.00%	0.00%
Trust	0.00%	0.00%

BlackRock Cash Funds: Institutional

BlackRock Cash Funds: Institutional’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Aon Captives	0.09%	0.10%
Institutional	0.19%	0.20%
Select	0.11%	0.12%
SL Agency	0.22%	0.23%
Trust	0.00%	0.01%

BlackRock Cash Funds: Prime

BlackRock Cash Funds: Prime’s (the “Fund”) investment objective is to seek a high level of income consistent with liquidity and the preservation of capital.

	7-Day SEC Yield	7-Day Yield
Capital	0.13%	0.13%
Institutional	0.15%	0.15%
Premium	0.10%	0.10%
Select	0.07%	0.07%
SL Agency	0.18%	0.18%
Trust	0.00%	0.00%

BlackRock Cash Funds: Treasury

BlackRock Cash Funds: Treasury’s (the “Fund”) investment objective is to seek a high level of current income consistent with the preservation of capital and liquidity.

	7-Day SEC Yield	7-Day Yield
Capital	0.00%	0.02%
Institutional	0.00%	0.02%
Select	0.00%	0.02%
SL Agency	0.00%	0.02%
Trust	0.00%	0.02%

The 7-Day SEC Yields shown above may differ from the 7-Day Yields shown due to the fact that the 7-Day SEC Yields exclude distributed capital gains.

Past performance is not indicative of future results.

BLACKROCK FUNDS III	DECEMBER 31, 2011	5

Disclosure of Expenses	BlackRock Funds III

Shareholders of the Funds may incur the following charges: (a) expenses related to transactions, including sales charges and exchange fees; and (b) operating expenses including administration fees, service and/or distribution fees, including 12b-1 fees, and other Fund expenses. The expense examples shown below (which are based on a hypothetical investment of $1,000 invested on July 1, 2011 and held through December 31, 2011) are intended to assist shareholders both in calculating expenses based on an investment in the Funds and in comparing these expenses with similar costs of investing in other mutual funds.

The tables provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class under the heading entitled “Expenses Paid During the Period.”

The tables also provide information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the tables are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges or exchange fees, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2011	Ending Account Value December 31, 2011	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Cash Funds: Government
Select	$1,000.00	$1,000.20	$0.35	$1,000.00	$1,024.85	$0.36	0.07%
Trust	$1,000.00	$1,000.20	$0.35	$1,000.00	$1,024.85	$0.36	0.07%
BlackRock Cash Funds: Institutional
Aon Captives	$1,000.00	$1,000.30	$1.11	$1,000.00	$1,024.10	$1.12	0.22%
Institutional	$1,000.00	$1,000.90	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
Select	$1,000.00	$1,000.50	$1.01	$1,000.00	$1,024.20	$1.02	0.20%
SL Agency	$1,000.00	$1,001.00	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
Trust	$1,000.00	$1,000.10	$1.41	$1,000.00	$1,023.79	$1.43	0.28%
BlackRock Cash Funds: Prime
Capital	$1,000.00	$1,000.60	$0.71	$1,000.00	$1,024.50	$0.71	0.14%
Institutional	$1,000.00	$1,000.70	$0.61	$1,000.00	$1,024.60	$0.61	0.12%
Premium	$1,000.00	$1,000.50	$0.86	$1,000.00	$1,024.35	$0.87	0.17%
Select	$1,000.00	$1,000.30	$1.01	$1,000.00	$1,024.20	$1.02	0.20%
SL Agency	$1,000.00	$1,000.90	$0.45	$1,000.00	$1,024.75	$0.46	0.09%
Trust	$1,000.00	$1,000.00	$1.31	$1,000.00	$1,023.90	$1.33	0.26%
BlackRock Cash Funds: Treasury
Capital	$1,000.00	$1,000.30	$0.35	$1,000.00	$1,024.85	$0.36	0.07%
Institutional	$1,000.00	$1,000.30	$0.40	$1,000.00	$1,024.80	$0.41	0.08%
Select	$1,000.00	$1,000.30	$0.40	$1,000.00	$1,024.80	$0.41	0.08%
SL Agency	$1,000.00	$1,000.30	$0.35	$1,000.00	$1,024.85	$0.36	0.07%
Trust	$1,000.00	$1,000.30	$0.40	$1,000.00	$1,024.80	$0.41	0.08%

[1]

For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown). Because the Funds invest significantly in the Master Portfolios, the expense table examples reflect the net expenses of both the Funds and the Master Portfolio in which it invests.

[2]	Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.

6	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Assets and Liabilities	BlackRock Funds III

December 31, 2011	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Assets
Investments at value — from the applicable Master Portfolio[1,2]	$10,354,806	$27,973,950,074	$9,131,242,565	$746,962,163
Receivable from administrator	1,146	—	—	—

Total assets	10,355,952	27,973,950,074	9,131,242,565	746,962,163

Liabilities
Income dividends payable	—	3,623,788	1,180,446	56,791
Administration fees payable	—	564,343	337,955	729
Distribution fees payable — Aon Captives	—	2,311	—	—
Professional fees payable	12,784	12,786	12,786	12,786

Total liabilities	12,784	4,203,228	1,531,187	70,306

Net Assets	$10,343,168	$27,969,746,846	$9,129,711,378	$746,891,857

Net Assets Consist of
Paid-in capital	$10,343,103	$27,968,996,521	$9,131,203,319	$746,883,346
Accumulated net realized gain (loss)	65	750,325	(1,491,941)	8,511

Net Assets	$10,343,168	$27,969,746,846	$9,129,711,378	$746,891,857

[1] Investments at cost	$10,354,806	$27,973,950,074	$9,131,242,565	$746,962,163

[2] Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each, a “Master Portfolio”), respectively.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	7

Statements of Assets and Liabilities (concluded)	BlackRock Funds III

December 31, 2011	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Net Asset Value
Aon Captives
Net Assets	$—	$9,167,302	$—	$—

Shares outstanding[3]	—	9,166,182	—	—

Net asset value	$—	$1.00	$—	$—

Capital
Net Assets	$—	$—	$456,656,539	$18,369,949

Shares outstanding[3]	—	—	456,760,981	18,375,000

Net asset value	$—	$—	$1.00	$1.00

Institutional
Net Assets	$—	$1,089,872,255	$2,282,923,166	$8,941,272

Shares outstanding[3]	—	1,089,777,718	2,283,516,497	8,943,710

Net asset value	$—	$1.00	$1.00	$1.00

Premium
Net Assets	$—	$—	$1,460,178,000	$—

Shares outstanding[3]	—	—	1,460,345,113	—

Net asset value	$—	$—	$1.00	$—

Select
Net Assets	$8,973,377	$44,788,065	$69,779,095	$13,118,697

Shares outstanding[3]	8,973,314	44,788,932	69,803,374	13,122,340

Net asset value	$1.00	$1.00	$1.00	$1.00

SL Agency
Net Assets	$—	$26,815,278,807	$4,830,517,179	$682,864,611

Shares outstanding[3]	—	26,815,953,098	4,831,223,448	682,843,247

Net asset value	$—	$1.00	$1.00	$1.00

Trust
Net Assets	$1,369,791	$10,640,417	$29,657,399	$23,597,328

Shares outstanding[3]	1,369,789	10,641,377	29,662,283	23,599,051

Net asset value	$1.00	$1.00	$1.00	$1.00

[3]	No par value, unlimited number of shares authorized.

See Notes to Financial Statements.

8	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Operations	BlackRock Funds III

Year Ended December 31, 2011	BlackRock Cash Funds: Government	BlackRock Cash Funds: Institutional	BlackRock Cash Funds: Prime	BlackRock Cash Funds: Treasury

Investment Income
Net investment income allocated from the applicable Master Portfolio:
Income	$178,101	$77,559,787	$27,191,953	$959,409
Expenses	(135,478)	(27,466,460)	(9,824,414)	(969,575)
Fees waived	58,782	8,543,748	3,066,109	373,632

Total income	101,405	58,637,075	20,433,648	363,466

Expenses
Administration — class specific	44,690	5,836,132	4,876,087	270,463
Service — Aon Captives	—	15,801	—	—
Professional	15,816	15,816	15,816	15,837

Total expenses	60,506	5,867,749	4,891,903	286,300
Less fees waived by administrator — class specific	(20,051)	(21,513)	(66,973)	(142,750)
Less fees reimbursed by administrator	(15,816)	(15,816)	(15,816)	(15,816)

Total expenses after fees waived	24,639	5,830,420	4,809,114	127,734

Net investment income	76,766	52,806,655	15,624,534	235,732

Realized Gain Allocated from the Master Portfolios
Net realized gain from investments	—	1,739,894	1,500,843	19,669

Net Increase in Net Assets Resulting from Operations	$76,766	$54,546,549	$17,125,377	$255,401

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	9

Statements of Changes in Net Assets	BlackRock Funds III

	BlackRock Cash Funds: Government		BlackRock Cash Funds: Institutional
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations
Net investment income	$76,766	$136,686	$52,806,655	$42,802,481
Net realized gain	—	2,954	1,739,894	1,533,172

Net increase in net assets resulting from operations	76,766	139,640	54,546,549	44,335,653

Dividends and Distributions to Shareholders From
Net investment income:
Aon Captives	—	—	(11,185)	(71,463)
Capital	—	—	—	(322,253)
Institutional	(879)	(37,830)	(1,993,214)	(1,563,708)
Premium	—	—	—	(23,806)
Select	(133)	(8,003)	(21,870)	(29,103)
SL Agency	(75,750)	(88,963)	(50,780,386)	(40,790,821)
Trust	(4)	(1,890)	—	(1,327)
Net realized gain:
Aon Captives	—	—	(569)	(3,891)
Capital	—	—	—	(5,488)
Institutional	—	(394)	(107,118)	(70,937)
Premium	—	—	—	(158)
Select	(2,045)	(74)	(1,564)	(1,821)
SL Agency	—	—	(1,794,681)	(1,286,835)
Trust	(355)	(21)	(751)	(555)

Decrease in net assets resulting from dividends and distributions to shareholders	(79,166)	(137,175)	(54,711,338)	(44,172,166)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(16,112,757)	(629,928,342)	8,857,754,718	(1,184,480,338)

Net Assets
Total increase (decrease) in net assets	(16,115,157)	(629,925,877)	8,857,589,929	(1,184,316,851)
Beginning of year	26,458,325	656,384,202	19,112,156,917	20,296,473,768

End of year	$10,343,168	$26,458,325	$27,969,746,846	$19,112,156,917

See Notes to Financial Statements.

10	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Changes in Net Assets (concluded)	BlackRock Funds III

	BlackRock Cash Funds: Prime		BlackRock Cash Funds: Treasury
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations
Net investment income	$15,624,534	$20,508,082	$235,732	$4,640,815
Net realized gain	1,500,843	1,317,216	19,669	293,999

Net increase in net assets resulting from operations	17,125,377	21,825,298	255,401	4,934,814

Dividends and Distributions to Shareholders From
Net investment income:
Capital	(870,399)	(784,850)	(1,304)	(34,225)
Institutional	(5,027,475)	(6,796,261)	(3,362)	(73,605)
Premium	(2,034,580)	(2,073,025)	—	(625)
Select	(65,381)	(100,741)	—	(740)
SL Agency	(7,626,699)	(10,747,124)	(231,066)	(4,521,543)
Trust	—	(6,081)	—	(10,077)
Net realized gain:
Capital	—	—	(5,607)	(10,213)
Institutional	—	—	(2,525)	(3,678)
Select	—	—	(3,953)	(40)
SL Agency	—	—	(233,923)	(65,356)
Trust	—	—	(5,751)	(713)

Decrease in net assets resulting from dividends and distributions to shareholders	(15,624,534)	(20,508,082)	(487,491)	(4,720,815)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(6,805,294)	(2,402,394,681)	(988,554,001)	(2,399,013,443)

Net Assets
Total decrease in net assets	(5,304,451)	(2,401,077,465)	(988,786,091)	(2,398,799,444)
Beginning of year	9,135,015,829	11,536,093,294	1,735,677,948	4,134,477,392

End of year	$9,129,711,378	$9,135,015,829	$746,891,857	$1,735,677,948

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	11

Financial Highlights	BlackRock Cash Funds: Government

	Institutional
	Period January 1, 2011 to April 18, 2011[1]		Year Ended December 31,
			2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0001		0.0008	0.0009	0.0200	0.0500
Dividends from net investment income	(0.0001)		(0.0008)	(0.0009)	(0.0200)	(0.0500)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.01%	[3]	0.09%	0.09%	1.96%	5.15%

Ratios to Average Net Assets[4]
Total expenses	0.13%	[5,6]	0.19%	0.15%	0.16%	0.18%

Total expenses after fees waived	0.11%	[5,6]	0.11%	0.08%	0.10%	0.12%

Net investment income	0.05%	[5,6]	0.09%	0.11%	0.29%	4.67%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$5,663	$10,496	$1,594,728	$3,031

[1]	There were no Institutional Shares outstanding from April 19, 2011 through December 31, 2011.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[5]	Annualized.

[6]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.06%.

See Notes to Financial Statements.

12	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Government

	Select
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0002		0.0003	0.0008	0.0200	0.0500
Dividends from net investment income	(0.0002)		(0.0003)	(0.0008)	(0.0200)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.02%		0.03%	0.08%	1.89%	5.06%

Ratios to Average Net Assets[2]
Total expenses	0.30%	[3]	0.29%	0.25%	0.23%	0.28%

Total expenses after fees waived	0.10%	[3]	0.13%	0.09%	0.07%	0.20%

Net investment income	0.00%	[3]	0.03%	0.08%	0.82%	5.03%

Supplemental Data
Net assets, end of year (000)	$8,973		$17,263	$69,139	$81,424	$14,269

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.17%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	13

Financial Highlights (continued)	BlackRock Cash Funds: Government

	SL Agency
	Period January 1, 2011 to December 14, 2011[1]		Period January 1, 2010 to March 14, 2010[2]		Period February 4, 2009 to December 31, 2009[3]

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00		$1.00

Net investment income	0.0002		0.0002		0.0009
Dividends from net investment income	(0.0002)		(0.0002)		(0.0009)

Net asset value, end of period	$1.00		$1.00		$1.00

Total Investment Return[4,5]
Based on net asset value	0.02%		0.02%		0.09%

Ratios to Average Net Assets[6,7]
Total expenses	0.10%	[8]	0.12%		0.12%

Total expenses after fees waived	0.09%	[8]	0.02%		0.07%

Net investment income	0.08%	[8]	0.08%		0.10%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$—	[2]	$563,288

[1]	There were no SL Agency Shares outstanding from March 31, 2011 through December 1, 2011 and from December 15, 2011 through December 31, 2011.

[2]	There were no SL Agency Shares outstanding from March 15, 2010 through December 31, 2010.

[3]	Commencement of operations.

[4]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the periods ended March 14, 2010 and December 31, 2009, which includes gross expenses.

[7]	Annualized.

[8]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

14	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (concluded)	BlackRock Cash Funds: Government

	Trust
	Year Ended December 31,
	2011		2010	2009		2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00		$1.00	$1.00

Net investment income	0.0002		0.0002	0.0008		0.0200	0.0500
Dividends from net investment income	(0.0002)		(0.0002)	(0.0008)		(0.0200)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00		$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.02%		0.02%	0.08%		1.69%	4.80%

Ratios to Average Net Assets[2]
Total expenses	0.54%	[3]	0.53%	0.48%	[4]	0.47%	0.51%

Total expenses after fess waived	0.10%	[3]	0.15%	0.09%		0.07%	0.45%

Net investment income	0.00%	[3]	0.03%	0.08%		0.16%	4.78%

Supplemental Data
Net assets, end of year (000)	$1,370		$3,532	$13,462		$12,380	$50

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.18%.

[4]	Ratio revised to reflect exclusion of fees waived.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	15

Financial Highlights	BlackRock Cash Funds: Institutional

	Aon Captives
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0008		0.0012	0.0033	0.0300	0.0500
Dividends from net investment income	(0.0008)		(0.0012)	(0.0033)	(0.0300)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.08%		0.12%	0.33%	2.74%	5.26%

Ratios to Average Net Assets[2]
Total expenses	0.22%	[3]	0.25%	0.25%	0.26%	0.26%

Total expenses after fees waived	0.22%	[3]	0.22%	0.22%	0.23%	0.21%

Net investment income	0.07%	[3]	0.11%	0.35%	2.67%	5.12%

Supplemental Data
Net assets, end of year (000)	$9,167		$59,237	$72,949	$97,273	$90,192

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

16	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Capital
	Period January 1, 2010 to December 1, 2010[1]		Year Ended December 31, 2009	Period February 28, 2008[2] to December 31, 2008

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0018		0.0041	0.0200
Dividends from net investment income	(0.0018)		(0.0041)	(0.0200)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[3]
Based on net asset value	0.18%	[4]	0.41%	2.14%	[4]

Ratios to Average Net Assets[5]
Total expenses	0.17%	[6]	0.17%	0.19%	[6]

Total expenses after fees waived	0.14%	[6]	0.14%	0.14%	[6]

Net investment income	0.18%	[6]	0.33%	2.57%	[6]

Supplemental Data
Net assets, end of period (000)	$—	[1]	$277,382	$101

[1]	There were no Capital Shares outstanding from December 2, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[2]	Commencement of operations.

[3]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	17

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Institutional
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0018		0.0022	0.0043	0.0300	0.0500
Dividends from net investment income	(0.0018)		(0.0022)	(0.0043)	(0.0300)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.18%		0.22%	0.43%	2.85%	5.36%

Ratios to Average Net Assets[2]
Total expenses	0.12%	[3]	0.15%	0.15%	0.15%	0.16%

Total expenses after fees waived	0.12%	[3]	0.12%	0.12%	0.12%	0.11%

Net investment income	0.17%	[3]	0.22%	0.78%	2.65%	5.25%

Supplemental Data
Net assets, end of year (000)	$1,089,872		$1,076,268	$973,221	$20,223,437	$6,653,737

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

18	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Premium
	Period January 1, 2010 to November 11, 2010[1]		Year Ended December 31,
			2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0003		0.0038	0.0300	0.0500
Dividends from net investment income	(0.0003)		(0.0038)	(0.0300)	(0.0500)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.03%	[3]	0.38%	2.80%	5.31%

Ratios to Average Net Assets[4]
Total expenses	0.20%	[5]	0.20%	0.21%	0.21%

Total expenses after fees waived	0.17%	[5]	0.17%	0.18%	0.16%

Net investment income	0.10%	[5]	0.48%	2.79%	5.21%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$97,513	$1,021,216	$746,582

[1]	There were no Premium Shares outstanding from November 12, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	19

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	Select
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0010		0.0014	0.0035	0.0300	0.0500
Dividends from net investment income	(0.0010)		(0.0014)	(0.0035)	(0.0300)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.10%		0.14%	0.35%	2.76%	5.26%

Ratios to Average Net Assets[2]
Total expenses	0.22%	[3]	0.25%	0.23%	0.28%	0.25%

Total expenses after fees waived	0.20%	[3]	0.20%	0.20%	0.23%	0.20%

Net investment income	0.09%	[3]	0.13%	0.57%	2.05%	5.11%

Supplemental Data
Net assets, end of year (000)	$44,788		$29,944	$23,204	$10,014	$4,807

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

20	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Institutional

	SL Agency
	Year Ended December 31,			Period February 4, 2009[1] to December 31, 2009
	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0021		0.0025	0.0035
Dividends from net investment income	(0.0021)		(0.0025)	(0.0035)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.21%		0.25%	0.36%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.09%	[5]	0.12%	0.12%	[6]

Total expenses after fees waived	0.09%	[5]	0.09%	0.09%	[6]

Net investment income	0.20%	[5]	0.24%	0.38%	[6]

Supplemental Data
Net assets, end of period (000)	$26,815,279		$17,938,932	$18,832,492

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which includes gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	21

Financial Highlights (concluded)	BlackRock Cash Funds: Institutional

	Trust
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0001		0.0001	0.0018	0.0200	0.0500
Dividends from net investment income	(0.0001)		(0.0001)	(0.0018)	(0.0200)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.01%		0.01%	0.18%	2.51%	5.01%

Ratios to Average Net Assets[2]
Total expenses	0.45%	[3]	0.48%	0.48%	0.49%	0.48%

Total expenses after fess waived	0.29%	[3]	0.31%	0.40%	0.46%	0.43%

Net investment income	0.00%	[3]	0.01%	0.22%	2.50%	4.93%

Supplemental Data
Net assets, end of year (000)	$10,640		$7,776	$19,713	$76,334	$85,774

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

22	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	BlackRock Cash Funds: Prime

	Capital
	Year Ended December 31,				Period February 28, 2008[1] to December 31, 2008
	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0014		0.0018	0.0030	0.0200
Dividends from net investment income	(0.0014)		(0.0018)	(0.0030)	(0.0200)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.14%		0.18%	0.30%	2.13%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.14%	[5]	0.17%	0.19%	0.21%	[6]

Total expenses after fees waived	0.14%	[5]	0.14%	0.16%	0.15%	[6]

Net investment income	0.15%	[5]	0.17%	0.27%	2.23%	[6]

Supplemental Data
Net assets, end of period (000)	$456,657		$517,988	$673,375	$226,487

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which includes gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	23

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Institutional
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0016		0.0020	0.0032	0.0300	0.0500
Dividends from net investment income	(0.0016)		(0.0020)	(0.0032)	(0.0300)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.16%		0.20%	0.32%	2.83%	5.32%

Ratios to Average Net Assets[2]
Total expenses	0.12%	[3]	0.15%	0.17%	0.15%	0.15%

Total expenses after fees waived	0.12%	[3]	0.12%	0.14%	0.11%	0.12%

Net investment income	0.16%	[3]	0.20%	0.39%	2.80%	5.19%

Supplemental Data
Net assets, end of year (000)	$2,282,923		$3,570,577	$3,014,591	$10,812,890	$8,363,790

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

24	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Premium
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0011		0.0015	0.0027	0.0270	0.0500
Dividends from net investment income	(0.0011)		(0.0015)	(0.0027)	(0.0270)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.11%		0.15%	0.27%	2.78%	5.27%

Ratios to Average Net Assets[2]
Total expenses	0.17%	[3]	0.20%	0.23%	0.21%	0.20%

Total expenses after fees waived	0.17%	[3]	0.17%	0.20%	0.17%	0.17%

Net investment income	0.11%	[3]	0.14%	0.34%	2.60%	5.14%

Supplemental Data
Net assets, end of year (000)	$1,460,178		$1,232,743	$1,817,088	$4,304,633	$1,795,477

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	25

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	Select
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0008		0.0012	0.0024	0.0280	0.0500
Dividends from net investment income	(0.0008)		(0.0012)	(0.0024)	(0.0280)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.09%		0.12%	0.24%	2.75%	5.24%

Ratios to Average Net Assets[2]
Total expenses	0.22%	[3]	0.25%	0.27%	0.25%	0.25%

Total expenses after fees waived	0.20%	[3]	0.20%	0.22%	0.18%	0.20%

Net investment income	0.08%	[3]	0.12%	0.24%	2.95%	5.06%

Supplemental Data
Net assets, end of year (000)	$69,779		$80,614	$73,810	$143,150	$268,352

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

26	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Prime

	SL Agency
	Year Ended December 31,			Period February 4, 2009[1] to December 31, 2009
	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0019		0.0023	0.0028
Dividends from net investment income	(0.0019)		(0.0023)	(0.0028)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.19%		0.23%	0.28%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.09%	[5]	0.12%	0.14%	[6]

Total expenses after fees waived	0.09%	[5]	0.09%	0.11%	[6]

Net investment income	0.19%	[5]	0.22%	0.31%	[6]

Supplemental Data
Net assets, end of period (000)	$4,830,517		$3,696,051	$5,860,881

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which includes gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	27

Financial Highlights (concluded)	BlackRock Cash Funds: Prime

	Trust
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000		0.0001	0.0011	0.0200	0.0500
Dividends from net investment income	(0.0000)		(0.0001)	(0.0011)	(0.0200)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.00%		0.01%	0.11%	2.49%	4.98%

Ratios to Average Net Assets[2]
Total expenses	0.45%	[3]	0.48%	0.51%	0.52%	0.48%

Total expenses after fees waived	0.28%	[3]	0.29%	0.36%	0.48%	0.45%

Net investment income	0.00%	[3]	0.01%	0.09%	1.34%	4.89%

Supplemental Data
Net assets, end of year (000)	$29,657		$37,044	$96,349	$3,370	$50

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.03%.

See Notes to Financial Statements.

28	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	BlackRock Cash Funds: Treasury

	Capital
	Year Ended December 31,				Period February 28, 2008[1] to December 31, 2008
	2011		2010	2009

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00

Net investment income	0.0004		0.0007	0.0008	0.0100
Dividends from net investment income	(0.0004)		(0.0007)	(0.0008)	(0.0100)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.04%		0.07%	0.08%	1.12%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.14%	[5]	0.17%	0.17%	0.19%	[6]

Total expenses after fees waived	0.10%	[5]	0.12%	0.08%	0.05%	[6]

Net investment income	0.01%	[5]	0.06%	0.07%	0.37%	[6]

Supplemental Data
Net assets, end of period (000)	$18,370		$139,657	$32,419	$44,698

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the two years ended December 31, 2010 and the period ended December 31, 2008, which includes gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	29

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Institutional
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0004		0.0009	0.0008	0.0200	0.0500
Dividends from net investment income	(0.0004)		(0.0009)	(0.0008)	(0.0200)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.04%		0.09%	0.08%	1.61%	4.95%

Ratios to Average Net Assets[2]
Total expenses	0.12%	[3]	0.16%	0.12%	0.15%	0.18%

Total expenses after fees waived	0.11%	[3]	0.11%	0.04%	0.04%	0.04%

Net investment income	0.03%	[3]	0.08%	0.09%	0.39%	4.74%

Supplemental Data
Net assets, end of year (000)	$8,941		$124,791	$30,011	$1,305,944	$131,190

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

30	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Premium
	Period January 1, 2010 to July 26, 2010[1]		Year Ended December 31,
			2009	2008	2007	2006

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0003		0.0007	0.0200	0.0500	0.0500
Dividends from net investment income	(0.0003)		(0.0007)	(0.0200)	(0.0500)	(0.0500)

Net asset value, end of period	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.03%	[3]	0.08%	1.57%	4.90%	4.99%

Ratios to Average Net Assets[4]
Total expenses	0.20%	[5]	0.19%	0.20%	0.23%	0.23%

Total expenses after fees waived	0.11%	[5]	0.08%	0.07%	0.09%	0.05%

Net investment income	0.05%	[5]	0.09%	1.17%	4.44%	4.61%

Supplemental Data
Net assets, end of period (000)	$—	[1]	$2,542	$65,095	$61,513	$2,112

[1]	There were no Premium Shares outstanding from July 27, 2010 through December 31, 2010 and during the fiscal year ended December 31, 2011.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]	Includes the Fund’s share of the Master Portfolio’s allocated gross expenses and/or net investment income.

[5]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	31

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	Select
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0003		0.0003	0.0007	0.0200	0.0500
Dividends from net investment income	(0.0003)		(0.0003)	(0.0007)	(0.0200)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.03%		0.03%	0.08%	1.55%	4.86%

Ratios to Average Net Assets[2]
Total expenses	0.21%	[3]	0.25%	0.25%	0.25%	0.27%

Total expenses after fees waived	0.08%	[3]	0.12%	0.08%	0.09%	0.10%

Net investment income	0.00%	[3]	0.04%	0.08%	0.92%	5.06%

Supplemental Data
Net assets, end of year (000)	$13,119		$288	$4,815	$24,340	$10,050

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

32	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights (continued)	BlackRock Cash Funds: Treasury

	SL Agency
	Year Ended December 31,			Period February 4, 2009[1] to December 31, 2009
	2011		2010

Per Share Operating Performance
Net asset value, beginning of period	$1.00		$1.00	$1.00

Net investment income	0.0005		0.0011	0.0008
Dividends from net investment income	(0.0005)		(0.0011)	(0.0008)

Net asset value, end of period	$1.00		$1.00	$1.00

Total Investment Return[2]
Based on net asset value	0.05%		0.12%	0.09%	[3]

Ratios to Average Net Assets[4]
Total expenses	0.09%	[5]	0.13%	0.12%	[6]

Total expenses after fees waived	0.08%	[5]	0.08%	0.07%	[6]

Net investment income	0.03%	[5]	0.11%	0.08%	[6]

Supplemental Data
Net assets, end of period (000)	$682,865		$1,457,943	$4,009,074

[1]	Commencement of operations.

[2]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[3]	Aggregate total investment return.

[4]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the year ended December 31, 2010 and the period ended December 31, 2009, which includes gross expenses.

[5]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

[6]	Annualized.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	33

Financial Highlights (concluded)	BlackRock Cash Funds: Treasury

	Trust
	Year Ended December 31,
	2011		2010	2009	2008	2007

Per Share Operating Performance
Net asset value, beginning of year	$1.00		$1.00	$1.00	$1.00	$1.00

Net investment income	0.0003		0.0002	0.0007	0.0100	0.0500
Dividends from net investment income	(0.0003)		(0.0002)	(0.0007)	(0.0100)	(0.0500)

Net asset value, end of year	$1.00		$1.00	$1.00	$1.00	$1.00

Total Investment Return[1]
Based on net asset value	0.03%		0.02%	0.08%	1.45%	4.61%

Ratios to Average Net Assets[2]
Total expenses	0.45%	[3]	0.48%	0.47%	0.47%	0.51%

Total expenses after fess waived	0.10%	[3]	0.16%	0.08%	0.01%	0.36%

Net investment income	0.00%	[3]	0.02%	0.08%	0.05%	4.65%

Supplemental Data
Net assets, end of year (000)	$23,597		$12,999	$55,618	$94,654	$50

[1]	Where applicable, total investment returns include the reinvestment of dividends and distributions.

[2]

Includes the Fund’s share of the Master Portfolio’s allocated net expenses and/or net investment income, except the total expenses for the four years ended December 31, 2010, which includes gross expenses.

[3]	Includes the Fund’s share of the Master Portfolio’s allocated fees waived of 0.04%.

See Notes to Financial Statements.

34	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements	BlackRock Funds III

1. Organization and Significant Accounting Policies:

BlackRock Funds III (the “Trust”), is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of the Trust: BlackRock Cash Funds: Government (“Government”), BlackRock Cash Funds: Institutional (“Institutional”), BlackRock Cash Funds: Prime (“Prime”) and BlackRock Cash Funds: Treasury (“Treasury”) (each a “Fund” and together, the “Funds”). The Funds are classified as diversified. Each Fund seeks to achieve its investment objective by investing all of its assets in a corresponding series of Master Investment Portfolio (“MIP”): Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). Each Master Portfolio has the same or substantially similar investment objective as its corresponding Fund. The value of each Fund’s investment in its corresponding Master Portfolio reflects that Fund’s proportionate interest in the net assets of that Master Portfolio. The percentage of the Master Portfolio owned by the corresponding Fund at December 31, 2011 was 100% for Government, 98.06% for Institutional, 85.08% for Prime and 46.61% for Treasury. The performance of each Fund is directly affected by the performance of its corresponding Master Portfolio. The financial statements of the Master Portfolios, including the Schedules of Investments, are included elsewhere in this report and should be read in conjunction with the Funds’ financial statements. The Funds’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Funds offer multiple classes of shares although certain share classes may not be outstanding at report date. Each Fund offers the following classes of shares: Institutional Shares, Select Shares, SL Agency Shares and Trust Shares. Institutional, Prime and Treasury offer Capital Shares and Premium Shares and Institutional also offers Aon Captives Shares. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions and differ principally with respect to administration fees and Aon shares service fees to which the classes are subject. The Aon Captives shares have exclusive voting rights with respect to matters relating to their shareholder servicing expenditures.

The following is a summary of significant accounting policies followed by the Funds:

Valuation: US GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund’s policy is to fair value its financial instruments at market value. Each Fund records its investment in its corresponding Master Portfolio at fair value based on the Fund’s proportionate interest in the net assets of the respective Master Portfolio. Valuation of securities held by the Master Portfolios is discussed in Note 1 of the Master Portfolios’ Notes to Financial Statements, which are included elsewhere in this report.

Investment Transactions and Investment Income: For financial reporting purposes, contributions to and withdrawals from the Master Portfolios are accounted on a trade date basis. Each Fund records daily its proportionate share of its Master Portfolio’s income, expenses and realized gains and losses. In addition, each Fund accrues its own expenses. Income, expenses and realized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains, if any, are recorded on the ex-dividend dates. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Funds file U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Funds’ U.S. federal tax returns remains open for each of the four periods ended December 31, 2011. The statutes of limitations on the Funds’ state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to a Fund or its classes are charged to that Fund or class. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Funds are allocated daily to each class based on its relative net assets.

2. Administration Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

The Trust entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities). BTC, in consideration thereof, has agreed to bear all of the Funds’ ordinary operating expenses, excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Funds. BTC is entitled to receive for these administration services an annual fee based on the average daily net assets of each class of each Fund as follows:

BLACKROCK FUNDS III	DECEMBER 31, 2011	35

Notes to Financial Statements (continued)	BlackRock Funds III

	Government		Institutional		Prime	Treasury
Aon Captives	N/A		0.05%		N/A	N/A
Capital	N/A		0.07%	*	0.07%	0.07%
Institutional	0.05%	*	0.05%		0.05%	0.05%
Premium	N/A		0.10%	*	0.10%	0.10%	*
Select	0.15%		0.15%		0.15%	0.15%
SL Agency	0.02%	*	0.02%		0.02%	0.02%
Trust	0.38%		0.38%		0.38%	0.38%
*	There were no shares outstanding as of December 31, 2011.

For the year ended December 31, 2011, the administration fees, which are included in administration — class specific in the Statements of Operations, for each class of each Fund are as follows:

	Government		Institutional	Prime	Treasury
Aon Captives	N/A		$7,901	N/A	N/A
Capital	N/A		—	$418,250	$13,665
Institutional	$920	*	$595,815	$1,542,487	$5,626
Premium	N/A		—	$1,888,184	—
Select	$16,586		$35,016	$115,582	$13,437
SL Agency	$19,531	*	$5,157,965	$795,038	$176,945
Trust	$7,653		$39,435	$116,546	$60,790

*	There were no shares outstanding as of December 31, 2011.

From time to time, BTC may waive such fees in whole or in part. Any such waiver will reduce the expenses of the Fund and, accordingly, have a favorable impact on its performance. BTC may delegate certain of its administration duties to sub-administrators.

BTC contractually agreed to waive a portion of its administration fees for the Select Shares through April 30, 2012. After giving effect to such contractual waiver, the administration fees for the Select Shares will be 0.13%. These amounts are included in fees waived by administrator — class specific in the Statements of Operations.

The fees and expenses of the Trust’s trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and the Trust’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Funds. BTC has contractually agreed to provide an offsetting credit against the administration fees paid by the Funds in an amount equal to the independent expenses through April 30, 2012. These amounts are included in fees reimbursed by administrator in the Statements of Operations.

BTC has voluntarily agreed to waive administration fees to enable each Fund to maintain a minimum daily net investment income dividend. These amounts are included in fees waived by administrator — class specific in the Statements of Operations. BTC may discontinue the waiver at any time.

For the year ended December 31, 2011, BTC waived administration fees for the Funds as follows:

	Government	Institutional	Prime	Treasury
Aon Captives	N/A	—	N/A	N/A
Capital	N/A	—	—	$7,247
Institutional	$89	—	—	$1,193
Premium	N/A	—	—	—
Select	$11,636	$4,669	$15,411	$11,601
SL Agency	$1,518	—	—	$67,219
Trust	$6,808	$16,844	$51,562	$55,490

As of December 31, 2011, the only eligible investors for the SL Agency Shares of the Funds are investment companies for which (i) BlackRock Fund Advisors (“BFA”), the investment advisor to the Master Portfolios, BTC, or an affiliate provides investment advisory or administration services, or (ii) BTC acts as securities lending agent and which have directed BTC on their behalf to invest securities lending cash collateral in the Funds. Affiliated shareholders in the SL Agency Shares of the Funds represent a significant portion of the outstanding shares and net assets of Institutional, Prime and Treasury.

Certain officers and/or trustees of the trust are officers and/or directors of BlackRock or its affiliates.

3. Shareholder Servicing Plan:

SEI Investments Distribution Co. (“SEI”) is the distributor for the Funds. Institutional has adopted a plan pursuant to Rule 12b-1 under the 1940 Act, which authorizes the Aon Captives Shares of Institutional to pay expenses relating to the shareholder servicing of such shares. Under the plan, SEI is entitled to receive an annual fee for these services of 0.10% of the average daily net assets of the Aon Captives Shares. The Capital Shares, Institutional Shares, Premium Shares, Select Shares and SL Agency Shares of Institutional do not pay any fees for shareholder servicing. The fees paid to SEI by Institutional are shown as Service — Aon Captives Shares in the Statements of Operations.

4. Income Tax Information:

The tax character of distributions paid during the fiscal years ended December 31, 2011 and December 31, 2010 was as follows:

		Government	Institutional	Prime	Treasury
Ordinary income	12/31/2011	$79,166	$54,604,114	$15,624,534	$487,491
	12/31/2010	137,175	44,172,166	20,508,082	4,720,815
Long-term capital gains	12/31/2011	—	107,224	—	—
	12/31/2010	—	—	—	—

Total	12/31/2011	$79,166	$54,711,338	$15,624,534	$487,491

	12/31/2010	$137,175	$44,172,166	$20,508,082	$4,720,815

As of December 31, 2011, the tax components of accumulated net earnings (losses) were as follows:

	Government	Institutional	Prime	Treasury
Undistributed ordinary income.	$65	$750,325	—	$8,511
Capital loss carryforwards	—	—	$(1,491,941)	—

Total	$65	$750,325	$(1,491,941)	$8,511

As of December 31, 2011, Prime had a capital loss carryforward of $1,491,941, all of which is due to expire December 31, 2016.

5. Capital Share Transactions:

The number of shares sold, reinvested and redeemed corresponds to the net proceeds from the sale of shares, reinvestment of dividends and distributions and cost of shares redeemed, respectively, since shares are sold and redeemed at $1.00 per share.

36	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements (continued)	BlackRock Funds III

Transactions in capital shares for each class were as follows:

	Year Ended December 31,
Government	2011	2010
Institutional
Shares sold	21,120,001	592,921,890
Shares issued in reinvestment of dividends	2,431	37,427
Shares redeemed	(26,782,985)	(597,794,818)

Net decrease	(5,660,553)	(4,835,501)

Select
Shares sold	33,208,234	99,014,400
Shares issued in reinvestment of dividends	2,334	12,017
Shares redeemed	(41,500,352)	(150,902,208)

Net decrease	(8,289,784)	(51,875,791)

SL Agency
Shares sold	1,293,402,500	801,229,411
Shares issued in reinvestment of dividends	15,152	—
Shares redeemed	(1,293,417,652)	(1,364,516,935)

Net decrease	—	(563,287,524)

Trust
Shares sold	4,032,425	5,004,885
Shares issued in reinvestment of dividends	360	2,924
Shares redeemed	(6,195,205)	(14,937,335)

Net decrease	(2,162,420)	(9,929,526)

Institutional
Aon Captives
Shares sold	5,656,829	10,063,063
Shares issued in reinvestment of dividends	8,216	20,132
Shares redeemed	(55,734,990)	(23,797,290)

Net decrease	(50,069,945)	(13,714,095)

Capital
Shares sold	7,500	1,572,533,625
Shares issued in reinvestment of dividends	—	362,375
Shares redeemed	(7,500)	(1,850,277,220)

Net decrease	—	(277,381,220)

Institutional
Shares sold	8,651,733,281	7,331,073,034
Shares issued in reinvestment of dividends	1,360,520	864,648
Shares redeemed	(8,639,461,080)	(7,228,877,516)

Net increase	13,632,721	103,060,166

Premium
Shares sold	—	485,300,001
Shares issued in reinvestment of dividends	—	17,598
Shares redeemed	—	(582,820,676)

Net decrease	—	(97,503,077)

	Year Ended December 31,
Institutional (concluded)	2011	2010
Select
Shares sold	80,468,223	54,213,075
Shares issued in reinvestment of dividends	23,644	29,032
Shares redeemed	(65,647,366)	(47,502,671)

Net increase	14,844,501	6,739,436

SL Agency
Shares sold	82,420,167,190	70,137,158,166
Shares issued in reinvestment of dividends	11,044	7,205
Shares redeemed	(73,543,695,298)	(71,030,909,239)

Net increase (decrease)	8,876,482,936	(893,743,868)

Trust
Shares sold	43,919,299	42,283,652
Shares issued in reinvestment of dividends	807	2,504
Shares redeemed	(41,055,601)	(54,223,836)

Net increase (decrease)	2,864,505	(11,937,680)

Prime
Capital
Shares sold	5,397,811,345	4,560,700,637
Shares issued in reinvestment of dividends	759,435	763,522
Shares redeemed	(5,459,756,950)	(4,716,905,406)

Net decrease	(61,186,170)	(155,441,247)

Institutional
Shares sold	22,608,075,380	19,420,053,454
Shares issued in reinvestment of dividends	2,201,956	2,619,911
Shares redeemed	(23,900,189,738)	(18,867,130,981)

Net increase (decrease)	(1,289,912,402)	555,542,384

Premium
Shares sold	23,934,752,476	21,165,592,835
Shares issued in reinvestment of dividends	1,206,416	1,156,263
Shares redeemed	(23,709,664,413)	(21,751,251,754)

Net increase (decrease)	226,294,479	(584,502,656)

Select
Shares sold	551,229,916	746,666,852
Shares issued in reinvestment of dividends	69,707	93,798
Shares redeemed	(562,087,435)	(739,969,815)

Net increase (decrease)	(10,787,812)	6,790,835

SL Agency
Shares sold	4,537,643,287	668,882,337
Shares issued in reinvestment of dividends	—	—
Shares redeemed	(3,401,487,734)	(2,834,355,287)

Net increase (decrease)	1,136,155,553	(2,165,472,950)

BLACKROCK FUNDS III	DECEMBER 31, 2011	37

Notes to Financial Statements (concluded)	BlackRock Funds III

	Year Ended December 31,
Prime (concluded)	2011	2010
Trust
Shares sold	53,633,417	82,329,392
Shares issued in reinvestment of dividends	—	9,509
Shares redeemed	(61,002,359)	(141,649,948)

Net decrease	(7,368,942)	(59,311,047)

Treasury
Capital
Shares sold	2,100,194	460,067,303
Shares issued in reinvestment of dividends	22,193	29,950
Shares redeemed	(123,404,434)	(352,858,461)

Net increase (decrease)	(121,282,047)	107,238,792

Institutional
Shares sold	96,047,245	1,755,315,568
Shares issued in reinvestment of dividends	12,399	69,870
Shares redeemed	(211,897,709)	(1,660,614,707)

Net increase (decrease)	(115,838,065)	94,770,731

Premium
Shares sold	—	19,296,388
Shares issued in reinvestment of dividends	—	789
Shares redeemed	—	(21,838,781)

Net decrease	—	(2,541,604)

Select
Shares sold	36,511,128	45,406,723
Shares issued in reinvestment of dividends	2,759	924
Shares redeemed	(23,679,366)	(49,934,402)

Net increase (decrease)	12,834,521	(4,526,755)

SL Agency
Shares sold	33,009,840,675	32,115,170,740
Shares issued in reinvestment of dividends	5,372	2,808
Shares redeemed	(33,784,717,911)	(34,666,506,887)

Net decrease	(774,871,864)	(2,551,333,339)

Trust
Shares sold	37,454,464	219,161,537
Shares issued in reinvestment of dividends	4,391	11,988
Shares redeemed	(26,855,401)	(261,794,793)

Net increase (decrease)	10,603,454	(42,621,268)

6. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

Effective January 3, 2012, the Trust, on behalf of the Funds, entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of BFA.

38	BLACKROCK FUNDS III	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	BlackRock Funds III

To the Shareholders and Board of Trustees of BlackRock Funds III:

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the BlackRock Cash Funds: Government, BlackRock Cash Funds: Institutional, BlackRock Cash Funds: Prime and BlackRock Cash Funds: Treasury, (each a “Fund” and together, the “Funds”), at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

Pricewaterhouse Coopers LLP

New York, New York

February 24, 2012

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by Government, Institutional, Prime and Treasury for the taxable year ended December 31, 2011:

Interest Related Dividends and Qualified Short-Term Capital Gains for Non-U.S. Residents*
Month Paid:	Government	Institutional	Prime	Treasury
January 2011	100.00%	63.70%	62.91%	100.00%
February 2011	100.00%	63.70%	62.91%	100.00%
March 2011	100.00%	63.70%	62.91%	100.00%
April 2011	100.00%	63.70%	62.91%	100.00%
May 2011	100.00%	63.70%	62.91%	100.00%
June 2011	100.00%	63.70%	62.91%	100.00%
July 2011	100.00%	63.70%	62.91%	100.00%
August 2011	100.00%	63.70%	62.91%	100.00%
September 2011	100.00%	63.70%	62.91%	100.00%
October 2011	100.00%	81.85%	62.91%	100.00%
November 2011	100.00%	81.85%	62.91%	100.00%
December 2011	100.00%	81.85%	62.91%	100.00%

Federal Obligation Interest**
				January 2011 - December 2011
Institutional				3.04%
Prime				2.47%
Treasury				34.19%

*	Represents the portion of the taxable ordinary dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.
**	The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult your tax advisor to determine if any of the dividends you received is exempt from state income taxes.

Additionally, Institutional distributed long-term capital gains of $0.000003516 per share to shareholders of record on December 20, 2011.

BLACKROCK FUNDS III	DECEMBER 31, 2011	39

Portfolio Information as of December 31, 2011	Master Investment Portfolio

Government Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	100%

Total	100%

Prime Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Certificates of Deposit	36%
U.S. Government Sponsored Agency Obligations	19
Commercial Paper	18
Repurchase Agreements	17
Time Deposits	9
Corporate Notes	2
Liabilities in Excess of Other Assets	(1)

Total	100%

Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Commercial Paper	29%
Certificates of Deposit	28
U.S. Government Sponsored Agency Obligations	18
Repurchase Agreements	9
Time Deposits	7
U.S. Treasury Obligations	7
Corporate Notes	2

Total	100%

Treasury Money Market Master Portfolio

Portfolio Composition	Percent of Net Assets
Repurchase Agreements	64%
U.S. Treasury Obligations	36

Total	100%

40	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	Government Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value
BNP Paribas Securities Corp., 0.02%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $1,000,002, collateralized by U.S. Treasury obligations, 2.38%, due 1/15/25, par and fair value of $662,800 and $1,020,072, respectively)	$1,000	$1,000,000
Credit Suisse Securities (USA) LLC, 0.02%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $2,000,004, collateralized by U.S. Treasury obligations, 2.25%, due 7/31/18, par and fair value of $1,910,000 and $2,045,213, respectively)	2,000	2,000,000
Deutsche Bank Securities Inc., 0.08%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $2,000,018, collateralized by U.S. government obligations, 0.00%, due 6/27/12, par and fair value of $2,041,000 and $2,040,694, respectively)	2,000	2,000,000
Goldman Sachs & Co. Inc., 0.10%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $1,543,017, collateralized by various U.S. government obligations, 2.42% to 6.50%, due 12/1/30 to 12/1/40, par and fair value of $2,977,517 and $1,573,860, respectively)	1,543	1,543,000
HSBC Securities (USA) Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $2,000,002, collateralized by U.S. Treasury obligations, 4.75%, due 2/15/41, par and fair value of $1,470,000 and $2,044,025, respectively)	2,000	2,000,000
JPMorgan Securities Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $1,000,001, collateralized by U.S. Treasury obligations, 2.38%, due 10/31/14, par and fair value of $965,000 and $1,022,528, respectively)	1,000	1,000,000
Morgan Stanley & Co. Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $833,001, collateralized by U.S. Treasury obligations, 0.50%, due 10/15/13, par and fair value of $845,300 and $849,711, respectively)	833	833,000
Total Repurchase Agreements — 100.2%		10,376,000
Total Investments (Cost — $10,376,000*) — 100.2%		10,376,000
Liabilities in Excess of Other Assets — (0.2)%		(21,194)

Net Assets — 100.0%		$10,354,806

*	Cost for federal income tax purposes.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Short-Term Securities[1]	—	$10,376,000	—	$10,376,000

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	41

Schedule of Investments December 31, 2011	Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Yankee (a)
Bank of Montreal, Chicago:
0.12%, 1/03/12	$380,000	$380,000,000
0.38%, 2/29/12 (b)	100,000	100,000,000
Bank of Nova Scotia, Houston:
0.35%, 2/27/12	100,000	100,000,000
0.48%, 6/26/12	100,000	100,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.37%, 1/26/12	50,000	50,000,000
0.36%, 2/07/12	45,000	45,000,000
0.47%, 2/29/12	575,000	575,000,000
0.50%, 4/03/12	435,000	435,000,000
Credit Suisse, New York, 0.54%, 3/07/12	350,000	350,000,000
Deutsche Bank AG, New York, 0.25%, 1/04/12	450,000	450,000,000
HSBC Bank:
0.54%, 2/22/12	175,000	175,002,512
0.52%, 2/28/12	200,000	200,003,206
Lloyds TSB Bank Plc, New York, 0.70%, 2/14/12 (b)	256,640	256,640,000
Mizuho Corporate Bank Ltd., New York:
0.14%, 1/05/12	300,000	300,000,000
0.30%, 1/17/12	300,000	300,000,000
0.40%, 1/26/12	50,000	50,000,000
National Australia Bank Ltd., New York, 0.49%, 6/18/12	148,300	148,300,000
National Bank of Canada, New York, 0.15%, 1/13/12	440,500	440,500,000
Nordea Bank Finland Plc, New York, 0.29%, 1/09/12	92,000	91,999,993
Norinchukin Bank, New York, 0.31%, 1/13/12	500,000	500,000,000
Rabobank Nederland N.V., New York:
0.43%, 3/07/12	45,000	45,000,000
0.67%, 5/25/12	3,000	3,000,000
Royal Bank of Canada, New York, 0.44%, 5/03/12 (b)	325,000	325,000,000
Sumitomo Mitsui Banking Corp., New York:
0.35%, 1/10/12	376,500	376,500,000
0.35%, 1/11/12	500,000	500,000,000
0.38%, 1/24/12	50,000	50,000,000
0.38%, 2/07/12	45,000	45,000,000
Svenska Handelsbanken AB, New York:
0.35%, 1/12/12	725,000	725,000,000
0.51%, 3/29/12	100,000	100,001,220
UBS AG, Connecticut, 0.20%, 1/13/12	300,000	300,000,000
Westpac Banking Corp., New York (b):
0.37%, 4/04/12	74,000	74,000,112
0.37%, 6/11/12	400,000	400,000,000
Total Certificates of Deposit — 28.0%		7,990,947,043

Commercial Paper
Argento Variable Funding Co. Ltd., 0.31%, 1/04/12 (c)(d)	190,000	189,995,092
Atlantis One Funding, 0.41%, 2/09/12 (c)(d)	300,000	299,866,750
Bank of Nova Scotia, New York, 0.31%, 2/13/12 (d)	50,000	49,981,785
BNZ International Funding Ltd. (b)(c):
0.43%, 1/06/12	100,000	100,000,134
0.43%, 1/13/12	135,000	135,000,434
0.44%, 1/20/12	45,500	45,500,231
0.43%, 2/02/12	150,000	150,001,337
0.43%, 2/14/12	150,000	150,001,865
0.42%, 4/16/12	100,000	100,000,000
0.44%, 5/22/12	75,000	75,001,521
0.62%, 5/31/12	100,000	100,005,471
CAFCO LLC, 0.34%, 1/30/12 (c)(d)	51,342	51,327,938

Commercial Paper	Par (000)	Value

Caisse d’Amortissement de la Dette Sociale, 0.44%, 5/25/12 (b)(c)	$650,000	$649,971,701
Cancara Asset Securitization Ltd., 0.31%, 1/11/12 (c)(d)	130,000	129,988,806
Chariot Funding LLC, 0.14%, 1/17/12 (c)(d)	227,421	227,406,849
Commonwealth Bank of Australia (c):
0.49%, 3/19/12 (d)	149,100	148,943,321
0.06%, 6/22/12	87,000	86,976,137
Credit Suisse, New York, 0.47%, 2/17/12 (d)	500,000	499,693,195
Deutsche Bank Financial LLC, 0.53%, 3/14/12 (d)	3,000	2,996,776
DNB NOR Bank ASA, 0.54%, 4/12/12 (c)(d)	50,000	49,923,500
Grampian Funding LLC, 0.31%, 1/05/12 (c)(d)	110,000	109,996,211
Kells Funding LLC (c):
0.34%, 1/06/12 (b)	225,000	225,000,000
0.29%, 1/17/12 (d)	125,000	124,983,889
0.56%, 3/02/12 (b)	125,000	125,000,000
0.56%, 3/05/12 (b)	218,000	218,000,000
0.56%, 3/07/12 (b)	125,000	125,000,000
0.47%, 4/16/12 (b)	50,000	50,000,000
0.47%, 4/17/12 (b)	150,000	150,000,000
Mont Blanc Capital Corp., 0.37%, 1/05/12 (d)	150,000	149,993,833
Nordea North America Inc. (d):
0.35%, 1/13/12	490,000	489,942,833
0.50%, 3/16/12	161,600	161,431,667
Oversea-Chinese Banking Corp. Ltd., 0.56%, 3/15/12 (d)	90,000	89,896,400
Rabobank USA Finance Corp., 0.42%, 2/29/12 (d)	750,000	749,483,750
Solitaire Funding LLC, 0.46%, 2/22/12 (c)(d)	87,000	86,942,193
Sumitomo Mitsui Banking Corp., New York, 0.20%, 1/06/12 (c)(d)	150,000	149,995,833
Svenska Handelsbanken Inc., 0.50%, 3/21/12 (c)(d)	10,000	9,989,000
Toyota Motor Credit Corp. (d):
0.27%, 1/06/12	150,000	149,994,375
0.40%, 2/13/12	200,000	199,904,444
0.40%, 2/16/12	125,000	124,936,111
UBS Finance Delaware LLC, 0.48%, 2/13/12 (d)	450,000	449,742,000
Westpac Banking Corp. (c):
0.50%, 6/29/12 (d)	110,000	109,725,000
0.62%, 7/10/12 (b)	350,000	350,000,000
Westpac Securities NZ Ltd. (c)(d):
0.40%, 2/09/12	250,000	249,891,667
0.40%, 2/10/12	250,000	249,888,889
0.51%, 3/16/12	50,300	50,246,556
Total Commercial Paper — 28.7%		8,192,567,494

Corporate Notes (b)
JPMorgan Chase Bank NA, 0.43%, 1/18/13	250,725	250,725,000
Royal Bank of Scotland Plc, 0.69%, 1/03/12	242,000	242,000,000
Total Corporate Notes — 1.7%		492,725,000

Time Deposits
Bank of Nova Scotia, 0.01%, 1/03/12	650,000	650,000,000
Barclays Bank Plc, 0.09%, 1/03/12	300,000	300,000,000
Chase Bank USA NA, 0.01%, 1/03/12	220,000	220,000,000
Deutsche Bank AG, 0.06%, 1/03/12	381,926	381,926,000
Svenska Handelsbanken AB, 0.01%, 1/03/12	600,000	600,000,000
Total Time Deposits — 7.6%		2,151,926,000

See Notes to Financial Statements.

42	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments (continued)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value

Fannie Mae Discount Notes (d):
0.10%, 2/16/12	$175,000	$174,977,639
0.02%, 3/14/12	7,000	6,999,716
0.06%, 5/16/12	21,429	21,424,143
0.06%, 5/21/12	394,000	393,907,410
0.18%, 7/16/12	450,000	449,564,958
Fannie Mae Variable Rate Notes (b):
0.29%, 8/23/12	200,000	200,026,221
0.26%, 1/10/13	250,000	249,948,264
0.41%, 5/17/13	304,000	303,871,036
0.28%, 11/08/13	170,000	169,904,433
Federal Farm Credit Bank Variable Rate Notes, 0.29%, 4/27/12 (b)	144,460	144,452,922
Federal Home Loan Bank:
0.11%, 5/09/12	100,000	99,994,330
0.12%, 5/25/12	20,000	19,996,993
0.32%, 12/19/12	20,600	20,600,000
Federal Home Loan Bank Discount Notes (d):
0.08%, 4/25/12	100,000	99,974,444
0.08%, 4/27/12	115,000	114,970,100
0.07%, 5/11/12	142,000	141,966,413
0.12%, 6/25/12	25,000	24,985,333
Freddie Mac Discount Notes (d):
0.07%, 5/21/12	50,000	49,988,250
0.17%, 9/18/12	250,000	249,691,875
Freddie Mac Variable Rate Notes (b):
0.13%, 1/13/12	280,000	279,994,417
0.28%, 2/16/12	110,000	109,994,413
0.29%, 3/21/13	270,040	269,907,075
0.32%, 9/03/13	227,900	227,823,025
0.28%, 9/13/13	884,785	883,872,505
0.25%, 11/04/13	309,000	308,943,230
Total U.S. Government Sponsored Agency Obligations — 17.6%		5,017,779,145

U.S. Treasury Obligations
U.S. Treasury Note:
0.88%, 1/31/12	991,253	991,863,483
1.38%, 2/15/12	150,000	150,244,085
1.38%, 3/15/12	150,000	150,405,680
1.38%, 5/15/12	450,000	451,866,008
0.63%, 6/30/12	400,000	401,017,215
Total U.S. Treasury Obligations — 7.5%		2,145,396,471

Repurchase Agreements
Banc of America Securities LLC, 0.14%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $320,004,978, collateralized by various non-U.S. government debt securities, 0.00% to 11.88%, due 1/9/12 to 6/12/46, par and fair value of $1,884,206,986 and $334,963,257, respectively)	320,000	320,000,000
Banc of America Securities LLC, 0.39%, 2/3/12 (Purchased on 12/30/11 to be repurchased at $500,189,583, collateralized by various non-U.S. government debt securities, 0.00% to 8.38%, due 2/1/12 to 2/12/51, par and fair value of $632,768,940 and $525,560,327, respectively)	500,000	500,000,000
BNP Paribas Securities Corp., 0.14%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $310,004,822, collateralized by various non-U.S. government debt securities, 0.66% to 10.25%, due 2/1/12 to 1/15/31, par and fair value of $293,482,103 and $319,300,001, respectively)	310,000	310,000,000

Repurchase Agreements	Par (000)	Value

Citigroup Global Markets Inc., 0.24%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $69,001,840, collateralized by various U.S. government obligations, 0.50% to 5.50%, due 9/6/13 to 7/15/36, par and fair value of $66,526,000 and $70,382,551, respectively)	$69,000	$69,000,000
Citigroup Global Markets Inc., 0.39%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $190,008,233, collateralized by various non-U.S. government debt securities, 0.00% to 0.54%, due 1/26/12 to 6/15/12, par and fair value of $193,889,789 and $193,800,000, respectively)	190,000	190,000,000
Citigroup Global Markets Inc., 0.60%, 1/31/12 (Purchased on 12/30/11 to be repurchased at $250,133,333, collateralized by various non-U.S. government debt securities, 0.00% to 6.24%, due 6/17/13 to 11/15/28, par and fair value of $572,569,671 and $274,750,078, respectively)	250,000	250,000,000
Greenwich Capital Markets, Inc., 0.19%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $140,002,956, collateralized by various U.S. government obligations, 3.50% to 6.00%, due 1/1/26 to 11/1/41, par and fair value of $247,579,463 and $142,804,783, respectively)	140,000	140,000,000
HSBC Securities (USA) Inc., 0.12%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $100,001,333, collateralized by various non-U.S. government debt securities, 4.25% to 10.75%, due 6/15/12 to 2/15/42, par and fair value of $94,292,989 and $103,002,389, respectively)	100,000	100,000,000
JPMorgan Securities Inc., 0.39%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $60,002,600, collateralized by various non-U.S. government debt securities, 7.00% to 7.25%, due 3/15/15 to 6/5/20, par and fair value of $56,680,000 and $63,005,026, respectively)	60,000	60,000,000
Merrill Lynch & Co. Inc., 0.19%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $100,002,111, collateralized by various U.S. government obligations, 3.43% to 4.50%, due 7/1/24 to 1/1/40, par and fair value of $237,403,755 and $102,000,000, respectively)	100,000	100,000,000
RBS Securities Inc., 0.11%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $120,001,467, collateralized by various U.S. government obligations, 4.00% to 6.00%, due 3/1/21 to 1/1/42, par and fair value of $151,266,587 and $122,403,908, respectively)	120,000	120,000,000
RBS Securities Inc., 0.79%, 2/17/12 (Purchased on 12/30/11 to be repurchased at $300,322,583, collateralized by various non-U.S. government debt securities, 0.85% to 5.50%, due 5/1/26 to 12/1/41, par and fair value of $503,379,878 and $306,943,445, respectively)	300,000	300,000,000
Total Repurchase Agreements — 8.6%		2,459,000,000
Total Investments (Cost — $28,450,341,153*) — 99.7%		28,450,341,153
Other Assets in Excess of Liabilities — 0.3%		77,705,396

Net Assets — 100.0%		$28,528,046,549

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	43

Schedule of Investments (concluded)	Money Market Master Portfolio (Percentages shown are based on Net Assets)

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of a foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rate shown reflects the discount rate at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Short-Term Securities[1]	—	$28,450,341,153	—	$28,450,341,153

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

44	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Certificates of Deposit	Par (000)	Value

Yankee (a)
Bank of Montreal, Chicago:
0.12%, 1/03/12	$103,000	$103,000,000
0.11%, 1/31/12	150,000	150,000,000
0.38%, 2/29/12 (b)	50,000	50,000,000
Bank of Nova Scotia, Houston:
0.30%, 4/12/12	105,000	105,000,000
0.48%, 6/26/12	53,000	53,000,000
Bank of Tokyo-Mitsubishi UFJ Ltd., New York:
0.47%, 2/29/12	325,000	325,000,000
0.50%, 4/03/12	165,000	165,000,000
Credit Suisse, New York, 0.54%, 3/07/12	110,000	110,000,000
Deutsche Bank AG, New York, 0.25%, 1/04/12	150,000	150,000,000
HSBC Bank:
0.54%, 2/22/12	75,000	75,001,076
0.52%, 2/28/12	100,000	100,001,603
Lloyds TSB Bank Plc, New York, 0.70%, 2/14/12 (b)	125,000	125,000,000
Mizuho Corporate Bank Ltd., New York:
0.14%, 1/05/12	200,000	200,000,000
0.30%, 1/17/12	100,000	100,000,000
National Australia Bank Ltd., New York:
0.29%, 4/12/12	100,000	100,000,000
0.43%, 4/13/12 (b)	150,000	150,000,000
0.49%, 6/18/12	50,000	50,000,000
National Bank of Canada, New York, 0.15%, 1/13/12	145,500	145,500,000
Norinchukin Bank, New York, 0.31%, 1/13/12	150,000	150,000,000
Rabobank Nederland N.V., New York, 0.39%, 2/27/12 (b)	100,000	100,000,000
Royal Bank of Canada, New York, 0.44%, 5/03/12 (b)	175,000	175,000,000
Sumitomo Mitsui Banking Corp., New York:
0.19%, 1/06/12	200,000	200,000,000
0.35%, 1/13/12	50,000	50,000,000
Svenska Handelsbanken AB, New York:
0.35%, 1/12/12	255,000	255,000,000
0.47%, 3/05/12	187,000	187,000,000
0.51%, 3/29/12	40,080	40,080,489
UBS AG, Connecticut:
0.20%, 1/13/12	150,000	150,000,000
0.47%, 3/07/12	45,000	45,000,000
Westpac Banking Corp., New York (b):
0.37%, 4/04/12	35,000	35,000,053
0.37%, 6/11/12	200,000	200,000,000
Total Certificates of Deposit — 35.8%		3,843,583,221

Commercial Paper
Argento Variable Funding Co. Ltd., 0.31%, 1/04/12 (c)(d)	60,000	59,998,450
Atlantis One Funding (c)(d):
0.35%, 1/04/12	50,000	49,998,542
0.41%, 2/09/12	200,000	199,911,167
Ciesco LLC, 0.32%, 1/30/12 (c)(d)	20,000	19,994,844
Commonwealth Bank of Australia, 0.06%, 6/22/12 (c)	35,493	35,483,265
Credit Suisse, New York, 0.47%, 2/21/12 (d)	250,000	249,833,542
Grampian Funding LLC, 0.31%, 1/05/12 (c)(d)	40,000	39,998,622
Kells Funding LLC (b)(c):
0.34%, 1/06/12	275,000	275,000,000
0.56%, 3/05/12	20,000	20,000,000
0.47%, 4/17/12	100,000	100,000,000

Commercial Paper	Par (000)	Value

National Australia Funding Delaware inc., 0.42%, 4/16/12 (c)(d)	$40,060	$40,011,049
Nordea North America Inc. (d):
0.44%, 2/22/12	200,000	199,874,333
0.45%, 3/06/12	174,000	173,858,625
Rabobank USA Finance Corp., 0.42%, 2/29/12 (d)	100,000	99,931,167
Sumitomo Mitsui Banking Corp., New York, 0.20%, 1/06/12 (c)(d)	50,000	49,998,611
Toyota Motor Credit Corp., 0.27%, 1/05/12 (d)	100,000	99,997,000
Westpac Banking Corp. (c):
0.50%, 6/28/12 (d)	100,000	99,751,389
0.62%, 7/10/12 (b)	115,000	115,000,000
Total Commercial Paper — 18.0%		1,928,640,606

Corporate Notes (b)
JPMorgan Chase Bank NA, 0.43%, 1/16/13	121,710	121,710,000
Royal Bank of Scotland Plc, 0.69%, 1/03/12	97,000	97,000,000
Total Corporate Notes — 2.0%		218,710,000

Time Deposits
Bank of Nova Scotia, 0.01%, 1/03/12	350,000	350,000,000
Barclays Bank Plc, 0.09%, 1/03/12	125,000	125,000,000
Chase Bank USA NA, 0.01%, 1/03/12	275,000	275,000,000
Citibank NA, New York, 0.06%, 1/03/12	165,000	165,000,000
Deutsche Bank AG, 0.06%, 1/03/12	49,560	49,560,000
Total Time Deposits — 9.0%		964,560,000

U.S. Government Sponsored Agency Obligations
Fannie Mae Discount Notes (d):
0.07%, 5/02/12	16,650	16,646,050
0.06%, 5/21/12	471,302	471,187,528
0.18%, 7/16/12	150,000	149,854,986
Fannie Mae Variable Rate Notes (b):
0.30%, 7/26/12	125,000	124,985,841
0.29%, 8/23/12	100,000	100,013,111
0.26%, 1/10/13	121,000	120,974,960
0.41%, 5/17/13	103,000	102,956,305
Federal Home Loan Bank, 0.19%, 5/25/12	10,000	9,998,496
Federal Home Loan Bank Discount Notes, 0.07%, 5/04/12 (d)	42,500	42,489,753
Freddie Mac Discount Notes (d):
0.08%, 4/16/12	90,000	89,978,800
0.08%, 4/23/12	99,712	99,686,961
0.06%, 5/29/12	100,000	99,975,167
Freddie Mac Variable Rate Notes (b):
0.32%, 9/03/13	75,000	74,974,668
0.28%, 9/13/13	396,700	396,290,876
0.25%, 11/04/13	100,000	99,981,628
Total U.S. Government Sponsored Agency Obligations — 18.6%		1,999,995,130

Repurchase Agreements
Banc of America Securities LLC, 0.14%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $180,002,800, collateralized by various non-U.S. government debt securities, 0.00% to 9.75%, due 1/11/12 to 12/1/45, par and fair value of $225,382,093 and $187,840,926, respectively)	180,000	180,000,000

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	45

Schedule of Investments (concluded)	Prime Money Market Master Portfolio (Percentages shown are based on Net Assets)

Repurchase Agreements	Par (000)	Value

BNP Paribas Securities Corp., 0.14%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $220,003,422, collateralized by various non-U.S. government debt securities, 4.25% to 12.75%, due 11/15/12 to 9/30/27, par and fair value of $190,859,480 and $226,600,001, respectively)	$220,000	$220,000,000
Deutsche Bank Securities Inc., 0.05%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $225,001,250, collateralized by various U.S. government obligations, 0.05% to 3.00%, due 9/16/14 to 6/30/15, par and fair value of $228,309,000 and $229,500,886, respectively)	225,000	225,000,000
Deutsche Bank Securities Inc., 0.08%, 1/3/12 (Purchased on 12/30/11 to be repurchased at 525,004,667, collateralized by various U.S. Treasury obligations, 0.00% to 6.50%, due 3/29/12 to 11/15/26, par and fair value of $466,766,800 and $535,500,111, respectively)	525,000	525,000,000
HSBC Securities (USA) Inc., 0.05%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $100,000,556, collateralized by U.S. Treasury obligations, 0.25%, due 10/31/13, par and fair value of $101,975,000 and $102,004,783, respectively)	100,000	100,000,000
JPMorgan Securities Inc., 0.19%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $110,002,322, collateralized by various non-U.S. government debt securities, 0.60% to 7.44%, due 11/15/28 to 2/15/51, par and fair value of $384,523,656 and $115,501,342, respectively)	110,000	110,000,000
JPMorgan Securities Inc., 0.39%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $30,001,300, collateralized by various non-U.S. government debt securities, 3.88% to 12.00%, due 10/1/13 to 6/5/20, par and fair value of $28,576,000 and $31,504,356, respectively)	30,000	30,000,000
Morgan Stanley & Co. Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $269,775,300, collateralized by U.S. Treasury obligations, 2.75%, due 2/15/19, par and fair value of $249,391,500 and $275,170,544, respectively)	269,775	269,775,000
Morgan Stanley & Co. Inc., 0.14%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $90,001,400, collateralized by various non-U.S. government debt securities, 0.00%, due 1/3/12, par and fair value of $94,502,731 and $94,500,001, respectively)	90,000	90,000,000
RBS Securities Inc., 0.11%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $90,001,100, collateralized by various U.S. government obligations, 3.50% to 5.50%, due 2/1/25 to 12/1/41, par and fair value of $101,373,415 and $91,800,229, respectively)	90,000	90,000,000
Total Repurchase Agreements — 17.2%		1,839,775,000
Total Investments (Cost — $ 10,795,263,957*) — 100.6%		10,795,263,957
Liabilities in Excess of Other Assets — (0.6)%		(62,966,726)

Net Assets — 100.0%		$10,732,297,231

*	Cost for federal income tax purposes.

(a)	Issuer is a US branch of a foreign domiciled bank.

(b)	Variable rate security. Rate shown is as of report date.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Rate shown reflects the discount rate at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Short-Term Securities[1]	—	$10,795,263,957	—	$10,795,263,957

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

46	BLACKROCK FUNDS III	DECEMBER 31, 2011

Schedule of Investments December 31, 2011	Treasury Money Market Master Portfolio (Percentages shown are based on Net Assets)

U.S. Treasury Obligations	Par (000)	Value

U.S. Treasury Bill (a):
0.29%, 1/12/12	$13,000	$12,999,087
0.08%, 2/16/12	20,000	19,998,044
0.05%, 3/01/12	25,000	24,998,187
0.05%, 3/15/12	25,000	24,997,500
0.06%, 4/26/12	25,000	24,995,250
0.06%, 5/03/12	75,000	74,994,996
0.08%, 5/31/12	25,000	24,992,240
0.05%, 6/14/12	35,000	34,992,076
0.10%, 8/23/12	40,000	39,974,888
0.10%, 11/15/12	25,000	24,977,986
U.S. Treasury Note:
0.88%, 1/31/12	112,000	112,066,759
0.88%, 2/29/12	119,000	119,148,289
1.38%, 5/15/12	15,000	15,061,283
0.38%, 8/31/12	9,000	9,015,517
1.38%, 10/15/12	5,000	5,048,411
1.38%, 11/15/12	9,000	9,092,764
Total U.S. Treasury Obligations — 36.1%		577,353,277

Repurchase Agreements
BNP Paribas Securities Corp., 0.02%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $235,000,522, collateralized by U.S. Treasury obligations, 3.00%, due 7/15/12, par and fair value of $ 183,935,400 and $239,700,077, respectively)	235,000	235,000,000
Citigroup Global Markets Inc., 0.03%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $70,000,233, collateralized by U.S. Treasury obligations, 2.25%, due 11/30/17, par and fair value of $66,916,400 and $71,400,084, respectively)	70,000	70,000,000
Credit Suisse Securities (USA) LLC, 0.02%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $75,000,167, collateralized by various U.S. Treasury obligations, 4.25% to 7.13%, due 11/15/14 to 2/15/23, par and fair value of $62,418,000 and $76,501,502, respectively)	75,000	75,000,000
Deutsche Bank Securities Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $75,000,083, collateralized by various U.S. Treasury obligations, 1.00% to 1.38%, due 10/31/16 to 9/30/18, par and fair value of $75,787,500 and $76,500,019, respectively)	75,000	75,000,000
HSBC Securities (USA) Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $75,000,083, collateralized by various U.S. Treasury obligations, 0.00% to 9.00%, due 2/23/12 to 8/15/27, par and fair value of $49,218,000 and $76,503,281, respectively)	75,000	75,000,000
JPMorgan Securities Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $50,000,056, collateralized by various U.S. Treasury obligations, 1.13% to 5.50%, due 1/15/12 to 8/15/39, par and fair value of $41,549,200 and $51,001,071, respectively)	50,000	50,000,000
Merrill Lynch & Co. Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $50,000,056, collateralized by U.S. Treasury obligations, 0.25%, due 12/15/14, par and fair value of $51,210,900 and $51,000,037, respectively)	50,000	50,000,000

Repurchase Agreements	Par (000)	Value

Morgan Stanley & Co. Inc., 0.01%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $319,392,355, collateralized by various U.S. Treasury obligations, 1.25% to 3.13%, due 2/15/14 to 5/15/19, par and fair value of $307,404,400 and $325,779,931, respectively)	$319,392	$319,392,000
RBS Securities Inc., 0.02%, 1/3/12 (Purchased on 12/30/11 to be repurchased at $75,000,167, collateralized by various U.S. Treasury obligations, 0.63%, due 12/31/12 to 1/31/13, par and fair value of $75,910,000 and $76,501,297, respectively)	75,000	75,000,000
Total Repurchase Agreements — 63.9%		1,024,392,000
Total Investments (Cost — $1,601,745,277*) — 100.0%		1,601,745,277
Other Assets in Excess of Liabilities — 0.0%		722,564

Net Assets — 100.0%		$1,602,467,841

*	Cost for federal income tax purposes.

(a)	Rate shown reflects the discount rate at the time of purchase.

•

Fair Value Measurements — Various inputs are used in determining the fair value of investments. These inputs are categorized into a disclosure hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Master Portfolio’s own assumptions used in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The categorization of a value determined for investments is based on the pricing transparency of the investment and does not necessarily correspond to the Master Portfolio’s perceived risk of investing in those securities. For information about the Master Portfolio’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements. The following table summarizes the inputs used as of December 31, 2011 in determining the fair valuation of the Master Portfolio’s investments:

Valuation Inputs	Level 1	Level 2	Level 3	Total
Assets:
Investments in Securities:
Short-Term Securities[1]	—	$1,601,745,277	—	$1,601,745,277

[1]	See above Schedule of Investments for values in each security type.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	47

Statements of Assets and Liabilities	Master Investment Portfolio

December 31, 2011	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Assets
Investments at value — unaffiliated[1]	—	$25,991,341,153	$8,955,488,957	$577,353,277
Repurchase agreements — unaffiliated[2]	$10,376,000	2,459,000,000	1,839,775,000	1,024,392,000
Investments sold receivable	—	500,399,288	100,079,857	—
Cash	49	241	611	842
Interest receivable	22	14,157,597	2,602,637	831,486

Total assets	10,376,071	28,964,898,279	10,897,947,062	1,602,577,605

Liabilities
Investments purchased payable	—	435,000,000	165,000,000	—
Investment advisory fees payable	5,391	1,733,481	593,009	87,256
Professional fees payable	15,169	28,751	20,479	16,542
Trustees’ fees payable	705	89,498	36,343	5,966

Total liabilities	21,265	436,851,730	165,649,831	109,764

Net Assets	$10,354,806	$28,528,046,549	$10,732,297,231	$1,602,467,841

Net Assets Consist of
Investors’ capital	$10,354,806	$28,528,046,549	$10,732,297,231	$1,602,467,841

[1] Investments at cost — unaffiliated	—	$25,991,341,153	$8,955,488,957	$577,353,277

[2] Repurchase agreements at cost — unaffiliated	$10,376,000	$2,459,000,000	$1,839,775,000	$1,024,392,000

See Notes to Financial Statements.

48	BLACKROCK FUNDS III	DECEMBER 31, 2011

Statements of Operations	Master Investment Portfolio

Year Ended December 31, 2011	Government Money Market Master Portfolio	Money Market Master Portfolio	Prime Money Market Master Portfolio	Treasury Money Market Master Portfolio

Investment Income
Income	$178,101	$79,786,414	$30,584,865	$1,559,900

Total income	178,101	79,786,414	30,584,865	1,559,900

Expenses
Investment advisory	112,576	27,795,612	10,875,403	1,590,178
Professional	19,328	80,893	44,639	24,409
Independent Trustees	3,574	364,359	148,138	24,737

Total expenses	135,478	28,240,864	11,068,180	1,639,324
Less fees waived by advisor	(58,782)	(8,783,936)	(3,455,398)	(630,687)

Total expenses after fees waived	76,696	19,456,928	7,612,782	1,008,637

Net investment income	101,405	60,329,486	22,972,083	551,263

Realized Gain
Net realized gain from investments	—	1,791,140	1,678,063	34,809

Net Increase in Net Assets Resulting from Operations	$101,405	$62,120,626	$24,650,146	$586,072

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	49

Statements of Changes in Net Assets	Master Investment Portfolio

	Government Money Market Master Portfolio		Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations
Net investment income	$101,405	$204,797	$60,329,486	$49,216,953
Net realized gain	—	2,954	1,791,140	1,613,682

Net increase in net assets resulting from operations	101,405	207,751	62,120,626	50,830,635

Capital Transactions
Proceeds from contributions	1,348,250,366	1,493,830,921	52,848,164,282	62,142,807,899
Value of withdrawals	(1,364,470,587)	(2,124,008,682)	(44,389,795,004)	(63,320,829,417)

Net increase (decrease) in net assets derived from capital transactions	(16,220,221)	(630,177,761)	8,458,369,278	(1,178,021,518)

Net Assets
Total increase (decrease) in net assets	(16,118,816)	(629,970,010)	8,520,489,904	(1,127,190,883)
Beginning of year	26,473,622	656,443,632	20,007,556,645	21,134,747,528

End of year	$10,354,806	$26,473,622	$28,528,046,549	$20,007,556,645

	Prime Money Market Master Portfolio		Treasury Money Market Master Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2011	2010	2011	2010

Operations
Net investment income	$22,972,083	$28,242,352	$551,263	$5,860,036
Net realized gain	1,678,063	1,499,723	34,809	352,179

Net increase in net assets resulting from operations	24,650,146	29,742,075	586,072	6,212,215

Capital Transactions
Proceeds from contributions	47,593,540,246	42,435,553,226	18,466,639,450	24,950,734,675
Value of withdrawals	(46,956,950,307)	(44,602,753,943)	(19,065,391,442)	(27,045,251,038)

Net increase (decrease) in net assets derived from capital transactions	636,589,939	(2,167,200,717)	(598,751,992)	(2,094,516,363)

Net Assets
Total increase (decrease) in net assets	661,240,085	(2,137,458,642)	(598,165,920)	(2,088,304,148)
Beginning of year	10,071,057,146	12,208,515,788	2,200,633,761	4,288,937,909

End of year	$10,732,297,231	$10,071,057,146	$1,602,467,841	$2,200,633,761

See Notes to Financial Statements.

50	BLACKROCK FUNDS III	DECEMBER 31, 2011

Financial Highlights	Master Investment Portfolio

	Government Money Market Master Portfolio
	Year Ended December 31,
	2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.08%	0.13%	0.12%	1.99%		5.20%

Ratios to Average Net Assets
Total expenses	0.12%	0.11%	0.10%	0.10%		0.12%

Total expenses after fees waived	0.07%	0.02%	0.05%	0.05%		0.07%

Net investment income	0.09%	0.11%	0.12%	0.59%		4.93%

Supplemental Data
Net assets, end of year (000)	$10,355	$26,474	$656,444	$1,717,936		$107,835

	Money Market Master Portfolio
	Year Ended December 31,
	2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.23%	0.27%	0.48%	2.90%	[1]	5.40%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%		0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.07%		0.07%

Net investment income	0.22%	0.26%	0.48%	2.88%		5.23%

Supplemental Data
Net assets, end of year (000)	$28,528,047	$20,007,557	$21,134,748	$22,488,961		$31,492,404

[1]

For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BlackRock Fund Advisors (“BFA” or the “Manager”) at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.89%.

See Notes to Financial Statements.

BLACKROCK FUNDS III	DECEMBER 31, 2011	51

Financial Highlights (concluded)	Master Investment Portfolio

	Prime Money Market Master Portfolio
	Year Ended December 31,
	2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.21%	0.25%	0.37%	2.88%	[1]	5.37%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%		0.10%

Total expenses after fees waived	0.07%	0.07%	0.07%	0.06%		0.07%

Net investment income	0.21%	0.25%	0.41%	2.77%		5.23%

Supplemental Data
Net assets, end of year (000)	$10,732,297	$10,071,057	$12,208,516	$16,570,735		$11,022,281

[1]   For the year ended December 31, 2008, 0.01% of the total return consists of purchases of securities by BFA at prices in excess of the securities’ then current fair value. Excluding these items, total return would have been 2.87%.

	Treasury Money Market Master Portfolio
	Year Ended December 31,
	2011	2010	2009	2008		2007

Total Investment Return
Total investment return	0.09%	0.13%	0.11%	1.64%		4.98%

Ratios to Average Net Assets
Total expenses	0.10%	0.10%	0.10%	0.10%		0.12%

Total expenses after fees waived	0.06%	0.06%	0.05%	0.02%		0.01%

Net investment income	0.03%	0.13%	0.10%	0.48%		4.81%

Supplemental Data
Net assets, end of year (000)	$1,602,468	$2,200,634	$4,288,938	$1,650,804		$203,422

See Notes to Financial Statements.

52	BLACKROCK FUNDS III	DECEMBER 31, 2011

Notes to Financial Statements	Master Investment Portfolio

1. Organization and Significant Accounting Policies:

Master Investment Portfolio (“MIP”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. MIP is organized as a Delaware statutory trust. The financial statements and these accompanying notes relate to four series of MIP: Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio (each a “Master Portfolio” and together, the “Master Portfolios”). The Master Portfolios’ financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Master Portfolios:

Valuation: US GAAP defines fair value as the price the Master Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Master Portfolios’ investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and thereafter, a constant proportionate accretion and amortization of any discounts and premiums are recorded until the maturity of the security. Each Master Portfolio seeks to maintain its net asset value per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Repurchase Agreements: The Master Portfolios may invest in repurchase agreements. In a repurchase agreement, a Master Portfolio purchases a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed repurchase amount. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book entry system or held in a segregated account by the Master Portfolio’s custodian or designated sub-custodians under tri-party repurchase agreements. In the event the counterparty defaults and the fair value of the collateral declines, a Master Portfolio could experience losses, delays and costs in liquidating the collateral.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Income Taxes: Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio are each classified as a partnership for federal income tax purposes. As such, each investor in the Master Portfolio is treated as the owner of its proportionate share of net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so an investor in the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Each of Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio file US federal and various state and local tax returns. The statute of limitations on each Master Portfolio’s US federal tax returns remains open for each of the four years ended December 31, 2011. The statutes of limitations on each Master Portfolio’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. Management does not believe there are any uncertain tax positions that require recognition of a tax liability.

Government Money Market Master Portfolio is disregarded as an entity separate from its owner for tax purposes. As such, the owner of the Master Portfolio is treated as the owner of the net assets, income, expenses and realized gains and losses of the Master Portfolio. Therefore, no federal income tax provision is required. It is intended that the Master Portfolio’s assets will be managed so the owner of the Master Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended.

Other: Expenses directly related to a Master Portfolio are charged to that Master Portfolio. Other operating expenses shared by several funds are pro-rated among those funds on the basis of relative net assets or other appropriate methods.

2. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate for 1940 Act purposes, but Barclays is not.

MIP, on behalf of the Master Portfolios, entered into an Investment Advisory Agreement with the Manager, the Master Portfolios’ investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Master Portfolio’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Master Portfolio. For such services, each Master Portfolio pays the Manager a monthly fee at an annual rate of 0.10% of the average daily value of the Master Portfolio’s net assets. The Manager has contractually agreed to waive 0.03% of its investment advisory fees through April 30, 2012. The Manager has also voluntarily agreed to waive investment advisory fees to enable the feeders that invest in the Master Portfolios to maintain a minimum daily net investment income dividend. The Manager may discontinue the voluntary waiver at anytime. For the year ended December 31, 2011, the amounts included in fees waived by advisor in the Statements of Operations are as follows:

Government Money Market Master Portfolio	$35,879
Money Market Master Portfolio	$8,338,684
Prime Money Market Master Portfolio	$3,262,621
Treasury Money Market Master Portfolio	$581,541

BLACKROCK FUNDS III	DECEMBER 31, 2011	53

Notes to Financial Statements (concluded)	Master Investment Portfolio

The fees and expenses of the trustees of MIP who are not “interested persons” of MIP, as defined in the 1940 Act (“Independent Trustees”), counsel to the Independent Trustees and MIP’s independent registered public accounting firm (together, the “independent expenses”) are paid directly by the Master Portfolios. The Manager has contractually agreed to cap the expenses of the Master Portfolios at the rate at which the Master Portfolios pay an investment advisory fee to the Manager by waiving the investment advisory fees paid by the Master Portfolios in an amount equal to the independent expenses, through April 30, 2012. The amounts waived are included in fees waived by advisor in the Statements of Operations. For the year ended December 31, 2011, such waiver amounts are as follows:

Government Money Market Master Portfolio	$22,903
Money Market Master Portfolio	$445,252
Prime Money Market Master Portfolio	$192,777
Treasury Money Market Master Portfolio	$49,146

MIP entered into an administration services arrangement with BlackRock Institutional Trust Company, N.A. (“BTC”), which has agreed to provide general administration services (other than investment advice and related portfolio activities, BTC may delegate certain of its administration duties to sub-administrators. BTC, in consideration thereof, has agreed to bear all of the Master Portfolios’ and MIP’s ordinary expenses excluding, generally, investment advisory fees, distribution fees, brokerage and other expenses related to the execution of portfolio transactions, extraordinary expenses and certain other expenses which are borne by the Master Portfolios.

BTC is not entitled to compensation for providing administration services to the Master Portfolios, for so long as BTC is entitled to compensation for providing administration services to corresponding feeder funds that invest substantially all of their assets in the Master Portfolios, or BTC (or an affiliate) receives investment advisory fees from the Master Portfolios.

Certain officers and/or trustees of MIP are officers and/or directors of BlackRock or its affiliates.

3. Concentration, Market and Credit Risk:

In the normal course of business, the Master Portfolios invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all of its obligations (issuer credit risk). The value of securities held by the Master Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Master Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Master Portfolios may be exposed to counterparty credit risk, or the risk that an entity with which the Master Portfolios have unsettled or open transactions may fail to or be unable to perform on its commitments. The Master Portfolios manage counterparty risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those conterparties. Financial assets, which potentially expose the Master Portfolios to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Master Portfolios’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Master Portfolios’ Statements of Assets and Liabilities, less any collateral held by the Master Portfolios.

4. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Master Portfolios through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or disclosure in the financial statements.

54	BLACKROCK FUNDS III	DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm	Master Investment Portfolio

To the Interestholders and Board of Trustees of

Master Investment Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Government Money Market Master Portfolio, Money Market Master Portfolio, Prime Money Market Master Portfolio and Treasury Money Market Master Portfolio, each a portfolio of Master Investment Portfolio (the “Master Portfolios”), at December 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Master Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which include confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

February 24, 2012

BLACKROCK FUNDS III	DECEMBER 31, 2011	55

Officers and Trustees

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1]
Ronald W. Forbes 55 East 52nd Street New York, NY 10055 1940	Co-Chairman of the Board and Trustee	Since 2009	Professor Emeritus of Finance, School of Business, State University of New York at Albany since 2000.	33 RICs consisting of 107 Portfolios	None
Rodney D. Johnson 55 East 52nd Street New York, NY 10055 1941	Co-Chairman of the Board and Trustee	Since 2009	President, Fairmount Capital Advisors, Inc. since 1987; Member of the Archdiocesan Investment Committee of the Archdiocese of Philadelphia since 2004; Director, The Committee of Seventy (civic) since 2006; Director, Fox Chase Cancer Center from 2004 to 2010.	33 RICs consisting of 107 Portfolios	None
David O. Beim 55 East 52nd Street New York, NY 10055 1940	Trustee	Since 2009	Professor of Professional Practice at the Columbia University Graduate School of Business since 1991; Trustee, Phillips Exeter Academy since 2002; Chairman, Wave Hill, Inc. (public garden and cultural center) from 1990 to 2006.	33 RICs consisting of 107 Portfolios	None
Dr. Matina S. Horner 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Executive Vice President of Teachers Insurance and Annuity Association and College Retirement Equities Fund from 1989 to 2003.	33 RICs consisting of 107 Portfolios	NSTAR (electric and gas utility)
Herbert I. London 55 East 52nd Street New York, NY 10055 1939	Trustee	Since 2009	Professor Emeritus, New York University since 2005; John M. Olin Professor of Humanities, New York University from 1993 to 2005 and Professor thereof from 1980 to 2005; President, Hudson Institute (policy research organization) since 1997 and Trustee thereof since 1980; Chairman of the Board of Trustees for Grantham University since 2006; Director, InnoCentive, Inc. (strategic solutions company) since 2005; Director, Cerego, LLC (software development and design) since 2005; Director, Cybersettle (dispute resolution technology) since 2009.	33 RICs consisting of 107 Portfolios	AIMS Worldwide, Inc. (marketing)
Cynthia A. Montgomery 55 East 52nd Street New York, NY 10055 1952	Trustee	Since 2009	Professor, Harvard Business School since 1989; Director, McLean Hospital since 2005; Director, Harvard Business School Publishing from 2005 to 2010.	33 RICs consisting of 107 Portfolios	Newell Rubbermaid, Inc. (manufacturing)
Joseph P. Platt 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2009	Director, The West Penn Allegheny Health System (a not-for-profit health system) since 2008; Director, Jones and Brown (Canadian insurance broker) since 1998; General Partner, Thorn Partners, LP (private investment) since 1998; Director, WQED Multi-Media (public broadcasting not-for-profit) since 2001; Partner, Amarna Corporation, LLC (private investment company) from 2002 to 2008.	33 RICs consisting of 107 Portfolios	Greenlight Capital Re, Ltd. (reinsurance company)
Robert C. Robb, Jr. 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Partner, Lewis, Eckert, Robb and Company (management and financial consulting firm) since 1981.	33 RICs consisting of 107 Portfolios	None
Toby Rosenblatt 55 East 52nd Street New York, NY 10055 1938	Trustee	Since 2009	President, Founders Investments Ltd. (private investments) since 1999; Director, College Access Foundation of California (philanthropic foundation) since 2009; Director, Forward Management, LLC since 2007; Director, A.P. Pharma, Inc. (specialty pharmaceuticals) from 1983 to 2011; Director, The James Irvine Foundation (philanthropic foundation) from 1998 to 2008.	33 RICs consisting of 107 Portfolios	None

56	BLACKROCK FUNDS III	DECEMBER 31, 2011

Officers and Trustees (continued)

Name, Address and Year of Birth	Position(s) Held with Trust/MIP	Length of Time Served as a Trustee[2]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Directorships
Independent Trustees[1] (concluded)
Kenneth L. Urish 55 East 52nd Street New York, NY 10055 1951	Trustee	Since 2009	Managing Partner, Urish Popeck & Co., LLC (certified public accountants and consultants) since 1976; Chairman Elect of the Professional Ethics Committee of the Pennsylvania Institute of Certified Public Accountants and Committee Member thereof since 2007; Member of External Advisory Board, The Pennsylvania State University Accounting Department since 2001; Trustee, The Holy Family Foundation from 2001 to 2010; President and Trustee, Pittsburgh Catholic Publishing Associates from 2003 to 2008; Director, Inter-Tel from 2006 to 2007.	33 RICs consisting of 107 Portfolios	None
Frederick W. Winter 55 East 52nd Street New York, NY 10055 1945	Trustee	Since 2009	Professor and Dean Emeritus of the Joseph M. Katz School of Business, University of Pittsburgh since 2005 and Dean thereof from 1997 to 2005; Director, Alkon Corporation (pneumatics) since 1992; Director, Tippman Sports (recreation) since 2005; Director, Indotronix International (IT services) from 2004 to 2008.	33 RICs consisting of 107 Portfolios	None

[1]   Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. The Board has approved extensions in terms of Trustees who turn 72 prior to December 31, 2013.

[2]   Date shown is the earliest date a person has served for the Fund covered by this annual report. Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. (“BlackRock”) in September 2006, the various legacy MLIM and legacy BlackRock Fund boards were realigned and consolidated into three new Fund boards in 2007. As a result, although the chart shows certain Trustees as joining the Trust’s/MIP’s board in 2007, each Trustee first became a member of the board of other legacy MLIM or legacy BlackRock Funds as follows: David O. Beim, 1998; Ronald W. Forbes, 1977; Dr. Matina S. Horner, 2004; Rodney D. Johnson, 1995; Herbert I. London, 1987; Cynthia A. Montgomery, 1994; Joseph P. Platt, 1999; Robert C. Robb, Jr., 1998; Toby Rosenblatt, 2005; Kenneth L. Urish, 1999; and Frederick W. Winter, 1999.

Interested Trustees[3]
Paul L. Audet 55 East 52nd Street New York, NY 10055 1953	Trustee	Since 2011	Senior Managing Director, BlackRock, and Head of BlackRock’s Real Estate business from 2008 to 2011; Member of BlackRock’s Global Operating and Corporate Risk Management Committees and of the BlackRock Alternative Investors Executive Committee and Investment Committee for the Private Equity Fund of Funds business since 2008; Head of BlackRock’s Global Cash Management business from 2005 to 2010; Acting Chief Financial Officer of BlackRock from 2007 to 2008; Chief Financial Officer of BlackRock from 1998 to 2005.	159 RICs consisting of 286 Portfolios	None
Henry Gabbay 55 East 52nd Street New York, NY 10055 1947	Trustee	Since 2007	Consultant, BlackRock from 2007 to 2008; Managing Director, BlackRock from 1989 to 2007; Chief Administrative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Bond Allocation Target Shares from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	159 RICs consisting of 286 Portfolios	None

[3]   Mr. Audet is an “interested person,” as defined in the 1940 Act, of the Trust/MIP based on his position with BlackRock and its affiliates. Mr. Gabbay is an “interested person” of the Trust/MIP based on his former positions with BlackRock and its affiliates as well as his ownership of BlackRock and The PNC Financial Services Group, Inc. securities. Mr. Audet and Mr. Gabbay are also Trustees of the BlackRock registered closed-end funds and Trustees of other BlackRock registered open-end funds. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.

BLACKROCK FUNDS III	DECEMBER 31, 2011	57

Officers and Trustees (concluded)

Name, Address and Year of Birth	Position(s) Held with the Trust/MIP	Length of Time Served	Principal Occupation(s) During Past Five Years
Trust/MIP Officers*
John M. Perlowski 55 East 52nd Street New York, NY 10055 1964	President and Chief Executive Officer	Since 2010	Managing Director of BlackRock since 2009; Global Head of BlackRock Fund Administration since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.
Richard Hoerner, CFA 55 East 52nd Street New York, NY 10055 1958	Vice President	Since 2009	Managing Director of BlackRock since 2000; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2002; Member of the Cash Management Group Executive Committee since 2005.
Brendan Kyne 55 East 52nd Street New York, NY 10055 1977	Vice President	Since 2009	Managing Director of BlackRock since 2010; Director of BlackRock from 2008 to 2009; Head of Product Development and Management for BlackRock’s U.S. Retail Group since 2009 and Co-head thereof from 2007 to 2009; Vice President of BlackRock from 2005 to 2008.
Simon Mendelson 55 East 52nd Street New York, NY 10055 1964	Vice President	Since 2009	Managing Director of BlackRock since 2005; Co-head of the Global Cash and Securities Lending Group since 2010; Chief Operating Officer and Head of the Global Client Group for BlackRock’s Global Cash Management Business from 2007 to 2010; Head of BlackRock’s Strategy and Development Group from 2005 to 2007; Partner of McKinsey & Co. from 1997 to 2005.
Christopher Stavrakos, CFA 55 East 52nd Street New York, NY 10055 1959	Vice President	Since 2009	Managing Director of BlackRock since 2006; Co-head of BlackRock’s Cash Management Portfolio Management Group since 2006; Senior Vice President, CIO, and Director of Liability Management for the Securities Lending Group at Mellon Bank from 1999 to 2006.
Neal Andrews 55 East 52nd Street New York, NY 10055 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay Fife 55 East 52nd Street New York, NY 10055 1970	Treasurer	Since 2007	Managing Director of BlackRock since 2007; Director of BlackRock in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Brian Kindelan 55 East 52nd Street New York, NY 10055 1959	Chief Compliance Officer and Anti-Money Laundering Officer	Since 2007	Chief Compliance Officer of the BlackRock-advised funds since 2007; Managing Director and Senior Counsel of BlackRock since 2005.
Ira P. Shapiro 55 East 52nd Street New York, NY 10055 1963	Secretary	Since 2010	Managing Director of BlackRock since 2009; Managing Director and Associate General Counsel of Barclays Global Investors from 2008 to 2009 and Principal thereof from 2004 to 2008.
* Officers of the Trust/MIP serve at the pleasure of the Board of Trustees.

Investment Advisor BlackRock Fund Advisors San Francisco, CA 94105	Custodian State Street Bank and Trust Company Boston, MA 02110	Transfer Agent State Street Bank and Trust Company Boston, MA 02110	Accounting Agent State Street Bank and Trust Company Boston, MA 02110	Distributor BlackRock Investments, LLC New York, NY 10022

	Administrator BlackRock Institutional Trust Company, N.A. San Francisco, CA 94105	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP New York, NY 10017	Legal Counsel Sidley Austin LLP New York, NY 10019	Address of the Funds 400 Howard Street San Francisco, CA 94105

58	BLACKROCK FUNDS III	DECEMBER 31, 2011

Additional Information

General Information

Availability of Quarterly Portfolio Schedule

The Funds/Master Portfolios file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s/Master Portfolio’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on how to access documents on the SEC’s website without charge may be obtained by calling (202) SEC-0330. Each Fund’s/Master Portfolio’s Forms N-Q may also be obtained upon request and without charge by calling (877) 244-1544.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds/Master Portfolios use to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free (877) 244-1544; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how each Fund/Master Portfolio voted proxies relating to securities held in the Fund’s/Master Portfolio’s portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (877) 244-1544 and (2) on the SEC’s website at http://www.sec.gov.

Shareholder Privileges

Account Information

Call us at (877) 244-1544 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent trans-

actions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK FUNDS III	DECEMBER 31, 2011	59

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Funds unless accompanied or preceded by the Funds’ current prospectus. An investment in a Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in a Fund. Performance data quoted represents past performance and does not guarantee future results. Total return information assumes reinvestment of all distributions. Current performance may be higher or lower than the performance data quoted. For current month-end performance information, call (800) 768-2836. Each Fund’s current 7-day yield more closely reflects the current earnings of the Fund than the total returns quoted. Statements and other information herein are as dated and are subject to change.

# MMF4-12/11

Item 2	–	Code of Ethics – Each registrant (for “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3	–

Audit Committee Financial Expert – Each registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial expert serving on its audit committee and (ii) each audit committee financial expert is independent:

Kenneth L. Urish

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4	–	Principal Accountant Fees and Services

The following table presents fees billed by PricewaterhouseCoopers in each of the last two fiscal years for the services rendered to the Funds:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds III	$306,936	$142,506	$0	$0	$183,718	$92,928	$0	$0
Master Investment Portfolio	$422,030	$227,270	$0	$0	$351,500	$203,177	$0	$0

The following table presents fees billed by Deloitte & Touche LLP that were required to be approved by each registrant’s audit committee (each a “Committee”) for services that relate directly to the operations or financial reporting of the registrant and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$3,030,000	$2,950,000

[1]	The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
[2]	The nature of the services includes tax compliance, tax advice and tax planning.
[3]

Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

Each Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrants on an annual basis require specific pre-approval by the registrant’s Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the registrant’s Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by either Committee pursuant to the de minimus exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrants, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Funds III	$183,718	$2,849,859
Master Investment Portfolio	$351,500	$2,960,108

Additionally, SAS No. 70 fees for the current and previous fiscal years of $3,030,000 and $2,950,000, respectively, were billed by D&T to the Investment Adviser.

(h) Each Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5	–	Audit Committee of Listed Registrants – Not Applicable

Item 6	–	Investments

(a) The registrants’ Schedules of Investments are included as part of the Reports to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7	–	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8	–	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10	–	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11	–	Controls and Procedures

11(a) –		The registrants’ principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrants’ disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –		There were no changes in the registrants’ internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrants’ internal control over financial reporting.

Item 12	–	Exhibits attached hereto

12(a)(1)	–	Code of Ethics – See Item 2

12(a)(2)	–	Certifications – Attached hereto

12(a)(3)	–	Not Applicable

12(b) –		Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Funds III and Master Investment Portfolio

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 1, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of each registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Funds III and Master Investment Portfolio

Date: March 1, 2012

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer ) of
BlackRock Funds III and Master Investment Portfolio

Date: March 1, 2012